Exhibit 10.1
A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
D
ATED

AS OF
N
OVEMBER
15, 2021
AMONG
C
AL
-M
AINE
F
OODS
, I
NC
.,
T
HE
G
UARANTORS FROM TIME TO TIME PARTY

HERETO
,
THE
L
ENDERS FROM TIME TO TIME PARTY

HERETO
,
AND
BMO H
ARRIS
B
ANK
N.A.,
AS
A
DMINISTRATIVE
A
GENT
BMO C
APITAL
M
ARKETS
,

AS
S
OLE
L
EAD
A
RRANGER AND
S
OLE
B
OOK
R
UNNER
AND
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA,

AS
S
YNDICATION
A
GENT

-i-
T
ABLE OF
C
ONTENTS
S
ECTION

H
EADING

P
AGE
S
ECTION

1.

D
EFINITIONS
; I
NTERPRETATION

....................................................................2
Section 1.1.

Definitions..............................................................................................2
Section 1.2.

Interpretation

........................................................................................26
Section 1.3.

Change in Accounting Principles

.........................................................27
Section 1.4.

Divisions

..............................................................................................27
S
ECTION

2.

T
HE
R
EVOLVING
F
ACILITY

.........................................................................27
Section 2.1.

Revolving Facility

................................................................................27
Section 2.2

Swingline Loans...................................................................................28
Section 2.3.

Letters of Credit

...................................................................................30
Section 2.4.

Applicable Interest Rates

.....................................................................33
Section 2.5.

Minimum Borrowing Amounts; Maximum Eurodollar Loans

............34
Section 2.6.

Manner of Borrowing Loans and Designating Applicable Interest
Rates

.....................................................................................................34
Section 2.7.

Maturity of Loans ................................................................................36
Section 2.8.

Prepayment ..........................................................................................36
Section 2.9.

Default Rate .........................................................................................39
Section 2.10.

Evidence of Indebtedness ....................................................................39
Section 2.11.

Commitment Terminations ..................................................................40
Section 2.12.

Replacement of Lenders ......................................................................40
Section 2.13.

Defaulting Lenders

...............................................................................41
Section 2.14.

Cash Collateral for Fronting Exposure ................................................44
Section 2.15.

Increase in Revolving Credit Commitments; Making of Incremental
Term Loans ..........................................................................................45
Section 2.16.

Extension Option .................................................................................46
S
ECTION

3.

F
EES

............................................................................................................48
Section 3.1.

Fees ......................................................................................................48
S
ECTION

4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

.................................................................................................49
Section 4.1.

Taxes ....................................................................................................49
Section 4.2.

Change of Law

.....................................................................................52
Section 4.3.

Unavailability of Deposits or Inability to Ascertain, or Inadequacy of,
LIBOR..................................................................................................53
Section 4.4.

Increased Costs ....................................................................................62
Section 4.5.

Funding Indemnity

...............................................................................63
Section 4.6.

Discretion of Lender as to Manner of Funding

....................................64
Section 4.7.

Lending Offices; Mitigation Obligations

.............................................64

-ii-
S
ECTION

5.

P
LACE AND
A
PPLICATION

OF
P
AYMENTS

....................................................64
Section 5.1.

Place and Application of Payments .....................................................64
Section 5.2.

Non-Business Days

..............................................................................65
Section 5.3.

Payments Set Aside..............................................................................65
Section 5.4.

Account Debit

......................................................................................65
S
ECTION

6.

R
EPRESENTATIONS

AND
W
ARRANTIES

........................................................66
Section 6.1.

Organization and Qualification

............................................................66
Section 6.2.

Subsidiaries

..........................................................................................66
Section 6.3.

Authority and Validity of Obligations

.................................................66
Section 6.4.

Use of Proceeds; Margin Stock............................................................67
Section 6.5.

Financial Reports .................................................................................67
Section 6.6.

No Material Adverse Change...............................................................68
Section 6.7.

Full Disclosure

.....................................................................................68
Section 6.8.

Trademarks, Franchises, and Licenses

.................................................68
Section 6.9.

Governmental Authority and Licensing

...............................................68
Section 6.10.

Good Title ............................................................................................69
Section 6.11.

Litigation and Other Controversies

......................................................69
Section 6.12.

Taxes ....................................................................................................69
Section 6.13.

Approvals

.............................................................................................69
Section 6.14.

Affiliate Transactions

...........................................................................69
Section 6.15.

Investment Company ...........................................................................69
Section 6.16.

ERISA

..................................................................................................69
Section 6.17.

Compliance with Laws ........................................................................70
Section 6.18.

OFAC

...................................................................................................71
Section 6.19.

Labor Matters

.......................................................................................71
Section 6.20.

Other Agreements

................................................................................71
Section 6.21.

Solvency

...............................................................................................71
Section 6.22.

No Default

............................................................................................71
Section 6.23.

No Broker Fees ....................................................................................71
S
ECTION

7.

C
ONDITIONS
P
RECEDENT

............................................................................72
Section 7.1.

All Credit Events..................................................................................72
Section 7.2.

Initial Credit Event

...............................................................................72
S
ECTION

8.

C
OVENANTS

................................................................................................74
Section 8.1.

Maintenance of Business .....................................................................74
Section 8.2.

Maintenance of Properties ...................................................................75
Section 8.3.

Taxes and Assessments

........................................................................75
Section 8.4.

Insurance

..............................................................................................75
Section 8.5.

Financial Reports .................................................................................76
Section 8.6.

Inspection; Field Audits

.......................................................................78
Section 8.7.

Borrowings and Guaranties

..................................................................78
Section 8.8.

Liens

.....................................................................................................80

-iii-
Section 8.9.

Investments, Acquisitions, Loans and Advances

.................................82
Section 8.10.

Mergers, Consolidations and Sales

......................................................83
Section 8.11.

Maintenance of Subsidiaries

................................................................84
Section 8.12.

Dividends and Certain Other Restricted Payments

..............................85
Section 8.13.

ERISA

..................................................................................................85
Section 8.14.

Compliance with Laws ........................................................................85
Section 8.15.

Compliance with OFAC Sanctions Programs and Anti-Corruption
Laws

.....................................................................................................86
Section 8.16.

Burdensome Contracts With Affiliates

................................................87
Section 8.17.

No Changes in Fiscal Year ..................................................................88
Section 8.18.

Formation of Subsidiaries

....................................................................88
Section 8.19.

Change in the Nature of Business

........................................................88
Section 8.20.

Use of Proceeds

....................................................................................88
Section 8.21.

No Restrictions.....................................................................................88
Section 8.22.

Financial Covenants

.............................................................................88
S
ECTION

9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES

.........................................................89
Section 9.1.

Events of Default .................................................................................89
Section 9.2.

Non-Bankruptcy Defaults

....................................................................91
Section 9.3.

Bankruptcy Defaults ............................................................................91
Section 9.4.

Collateral for Undrawn Letters of Credit

.............................................92
Section 9.5.

Post-Default Collections

......................................................................92
S
ECTION

10.

T
HE
A
DMINISTRATIVE
A
GENT

....................................................................93
Section 10.1.

Appointment and Authority

.................................................................93
Section 10.2.

Rights as a Lender

................................................................................93
Section 10.3.

Action by Administrative Agent; Exculpatory Provisions ..................94
Section 10.4.

Reliance by Administrative Agent

.......................................................95
Section 10.5.

Delegation of Duties ............................................................................95
Section 10.6.

Resignation of Administrative Agent ..................................................96
Section 10.7.

Non-Reliance on Administrative Agent and Other Lenders

................96
Section 10.8.

L/C Issuer and Swingline Lender ........................................................97
Section 10.9.

Hedging Liability and Bank Product Obligations

................................98
Section 10.10.

Designation of Additional Agents .......................................................98
Section 10.11.

Authorization to Enter into, and Enforcement of, the Collateral
Documents; Possession of Collateral

...................................................98
Section 10.12.

Authorization to Release, Limit or Subordinate Liens or to Release
Guaranties ............................................................................................99
Section 10.13.

Authorization of Administrative Agent to File Proofs of Claim .......100
Section 10.14.

Certain ERISA Matters

......................................................................101
Section 10.15.

Recovery of Erroneous Payments

......................................................102
S
ECTION

11.

T
HE
G
UARANTEES

....................................................................................102
Section 11.1.

The Guarantees ..................................................................................102
Section 11.2.

Guarantee Unconditional ...................................................................103

-iv-
Section 11.3.

Discharge Only upon Payment in Full; Reinstatement in Certain
Circumstances

....................................................................................104
Section 11.4.

Subrogation

........................................................................................104
Section 11.5.

Subordination

.....................................................................................105
Section 11.6.

Waivers ..............................................................................................105
Section 11.7.

Limit on Recovery .............................................................................105
Section 11.8.

Stay of Acceleration

...........................................................................105
Section 11.9.

Benefit to Guarantors

.........................................................................105
Section 11.10.

Keepwell ............................................................................................105
S
ECTION

12.

C
OLLATERAL

............................................................................................106
Section 12.1.

Collateral

............................................................................................106
Section 12.2.

Depository Banks

...............................................................................106
Section 12.3.

Further Assurances.............................................................................106
S
ECTION

13.

M
ISCELLANEOUS

......................................................................................107
Section 13.1.

Notices ...............................................................................................107
Section 13.2.

Successors and Assigns

......................................................................108
Section 13.3.

Amendments ......................................................................................112
Section 13.4.

Costs and Expenses; Indemnification

................................................114
Section 13.5.

No Waiver, Cumulative Remedies ....................................................116
Section 13.6.

Right of Setoff....................................................................................116
Section 13.7.

Sharing of Payments by Lenders .......................................................117
Section 13.8.

Survival of Representations

...............................................................118
Section 13.9.

Survival of Indemnities

......................................................................118
Section 13.10.

Counterparts; Integration; Effectiveness

............................................118
Section 13.11.

Headings ............................................................................................118
Section 13.12.

Severability of Provisions

..................................................................118
Section 13.13.

Construction

.......................................................................................119
Section 13.14.

Excess Interest ...................................................................................119
Section 13.15.

Lender’s and L/C Issuer’s Obligations Several .................................119
Section 13.16.

No Advisory or Fiduciary Responsibility

..........................................120
Section 13.17.

Governing Law; Jurisdiction; Consent to Service of Process

............120
Section 13.18.

Waiver of Jury Trial

...........................................................................121
Section 13.19.

USA Patriot Act

.................................................................................121
Section 13.20.

Confidentiality ...................................................................................121
Section 13.21.

Acknowledgement and Consent to Bail-In of EEA Financial
Institutions..........................................................................................122
Section 13.22.

Amendment and Restatement ............................................................123
Section 13.23.

Acknowledgement Regarding Any Supported QFCs

........................123
S
ECTION

1.

D
EFINITIONS
; I
NTERPRETATION

....................................................................2
Section 1.1.

Definitions..............................................................................................2
Section 1.2.

Interpretation

........................................................................................26
Section 1.3.

Change in Accounting Principles

.........................................................27

-v-
Section 1.4.

Divisions

..............................................................................................27
S
ECTION

2.

T
HE
R
EVOLVING
F
ACILITY

.........................................................................27
Section 2.1.

Revolving Facility

................................................................................27
Section 2.2

Swingline Loans...................................................................................28
Section 2.3.

Letters of Credit

...................................................................................30
Section 2.4.

Applicable Interest Rates

.....................................................................33
Section 2.5.

Minimum Borrowing Amounts; Maximum Eurodollar Loans

............34
Section 2.6.

Manner of Borrowing Loans and Designating Applicable Interest
Rates

.....................................................................................................34
Section 2.7.

Maturity of Loans ................................................................................36
Section 2.8.

Prepayment ..........................................................................................36
Section 2.9.

Default Rate .........................................................................................39
Section 2.10.

Evidence of Indebtedness ....................................................................39
Section 2.11.

Commitment Terminations ..................................................................40
Section 2.12.

Replacement of Lenders ......................................................................40
Section 2.13.

Defaulting Lenders

...............................................................................41
Section 2.14.

Cash Collateral for Fronting Exposure ................................................44
Section 2.15.

Increase in Revolving Credit Commitments; Making of Incremental
Term Loans ..........................................................................................45
Section 2.16.

Extension Option .................................................................................46
S
ECTION

3.

F
EES

............................................................................................................48
Section 3.1.

Fees ......................................................................................................48
S
ECTION

4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

.................................................................................................49
Section 4.1.

Taxes ....................................................................................................49
Section 4.2.

Change of Law

.....................................................................................52
Section 4.3.

Unavailability of Deposits or Inability to Ascertain, or Inadequacy of,
LIBOR..................................................................................................53
Section 4.4.

Increased Costs ....................................................................................62
Section 4.5.

Funding Indemnity

...............................................................................63
Section 4.6.

Discretion of Lender as to Manner of Funding

....................................64
Section 4.7.

Lending Offices; Mitigation Obligations

.............................................64
S
ECTION

5.

P
LACE AND
A
PPLICATION

OF
P
AYMENTS

....................................................64
Section 5.1.

Place and Application of Payments .....................................................64
Section 5.2.

Non-Business Days

..............................................................................65
Section 5.3.

Payments Set Aside..............................................................................65
Section 5.4.

Account Debit

......................................................................................65
S
ECTION

6.

R
EPRESENTATIONS

AND
W
ARRANTIES

........................................................66
Section 6.1.

Organization and Qualification

............................................................66

-vi-
Section 6.2.

Subsidiaries

..........................................................................................66
Section 6.3.

Authority and Validity of Obligations

.................................................66
Section 6.4.

Use of Proceeds; Margin Stock............................................................67
Section 6.5.

Financial Reports .................................................................................67
Section 6.6.

No Material Adverse Change...............................................................68
Section 6.7.

Full Disclosure

.....................................................................................68
Section 6.8.

Trademarks, Franchises, and Licenses

.................................................68
Section 6.9.

Governmental Authority and Licensing

...............................................68
Section 6.10.

Good Title ............................................................................................69
Section 6.11.

Litigation and Other Controversies

......................................................69
Section 6.12.

Taxes ....................................................................................................69
Section 6.13.

Approvals

.............................................................................................69
Section 6.14.

Affiliate Transactions

...........................................................................69
Section 6.15.

Investment Company ...........................................................................69
Section 6.16.

ERISA

..................................................................................................69
Section 6.17.

Compliance with Laws ........................................................................70
Section 6.18.

OFAC

...................................................................................................71
Section 6.19.

Labor Matters

.......................................................................................71
Section 6.20.

Other Agreements

................................................................................71
Section 6.21.

Solvency

...............................................................................................71
Section 6.22.

No Default

............................................................................................71
Section 6.23.

No Broker Fees ....................................................................................71
S
ECTION

7.

C
ONDITIONS
P
RECEDENT

............................................................................72
Section 7.1.

All Credit Events..................................................................................72
Section 7.2.

Initial Credit Event

...............................................................................72
S
ECTION

8.

C
OVENANTS

................................................................................................74
Section 8.1.

Maintenance of Business .....................................................................74
Section 8.2.

Maintenance of Properties ...................................................................75
Section 8.3.

Taxes and Assessments

........................................................................75
Section 8.4.

Insurance

..............................................................................................75
Section 8.5.

Financial Reports .................................................................................76
Section 8.6.

Inspection; Field Audits

.......................................................................78
Section 8.7.

Borrowings and Guaranties

..................................................................78
Section 8.8.

Liens

.....................................................................................................80
Section 8.9.

Investments, Acquisitions, Loans and Advances

.................................82
Section 8.10.

Mergers, Consolidations and Sales

......................................................83
Section 8.11.

Maintenance of Subsidiaries

................................................................84
Section 8.12.

Dividends and Certain Other Restricted Payments

..............................85
Section 8.13.

ERISA

..................................................................................................85
Section 8.14.

Compliance with Laws ........................................................................85
Section 8.15.

Compliance with OFAC Sanctions Programs and Anti-Corruption
Laws

.....................................................................................................86
Section 8.16.

Burdensome Contracts With Affiliates

................................................87

-vii-
Section 8.17.

No Changes in Fiscal Year ..................................................................88
Section 8.18.

Formation of Subsidiaries

....................................................................88
Section 8.19.

Change in the Nature of Business

........................................................88
Section 8.20.

Use of Proceeds

....................................................................................88
Section 8.21.

No Restrictions.....................................................................................88
Section 8.22.

Financial Covenants

.............................................................................88
S
ECTION

9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES

.........................................................89
Section 9.1.

Events of Default .................................................................................89
Section 9.2.

Non-Bankruptcy Defaults

....................................................................91
Section 9.3.

Bankruptcy Defaults ............................................................................91
Section 9.4.

Collateral for Undrawn Letters of Credit

.............................................92
Section 9.5.

Post-Default Collections

......................................................................92
S
ECTION

10.

T
HE
A
DMINISTRATIVE
A
GENT

....................................................................93
Section 10.1.

Appointment and Authority

.................................................................93
Section 10.2.

Rights as a Lender

................................................................................93
Section 10.3.

Action by Administrative Agent; Exculpatory Provisions ..................94
Section 10.4.

Reliance by Administrative Agent

.......................................................95
Section 10.5.

Delegation of Duties ............................................................................95
Section 10.6.

Resignation of Administrative Agent ..................................................96
Section 10.7.

Non-Reliance on Administrative Agent and Other Lenders

................96
Section 10.8.

L/C Issuer and Swingline Lender ........................................................97
Section 10.9.

Hedging Liability and Bank Product Obligations

................................98
Section 10.10.

Designation of Additional Agents .......................................................98
Section 10.11.

Authorization to Enter into, and Enforcement of, the Collateral
Documents; Possession of Collateral

...................................................98
Section 10.12.

Authorization to Release, Limit or Subordinate Liens or to Release
Guaranties ............................................................................................99
Section 10.13.

Authorization of Administrative Agent to File Proofs of Claim .......100
Section 10.14.

Certain ERISA Matters

......................................................................101
Section 10.15.

Recovery of Erroneous Payments

......................................................102
S
ECTION

11.

T
HE
G
UARANTEES

....................................................................................102
Section 11.1.

The Guarantees ..................................................................................102
Section 11.2.

Guarantee Unconditional ...................................................................103
Section 11.3.

Discharge Only upon Payment in Full; Reinstatement in Certain
Circumstances

....................................................................................104
Section 11.4.

Subrogation

........................................................................................104
Section 11.5.

Subordination

.....................................................................................105
Section 11.6.

Waivers ..............................................................................................105
Section 11.7.

Limit on Recovery .............................................................................105
Section 11.8.

Stay of Acceleration

...........................................................................105
Section 11.9.

Benefit to Guarantors

.........................................................................105
Section 11.10.

Keepwell ............................................................................................105

-viii-
S
ECTION

12.

C
OLLATERAL

............................................................................................106
Section 12.1.

Collateral

............................................................................................106
Section 12.2.

Depository Banks

...............................................................................106
Section 12.3.

Further Assurances.............................................................................106
S
ECTION

13.

M
ISCELLANEOUS

......................................................................................107
Section 13.1.

Notices ...............................................................................................107
Section 13.2.

Successors and Assigns

......................................................................108
Section 13.3.

Amendments ......................................................................................112
Section 13.4.

Costs and Expenses; Indemnification

................................................114
Section 13.5.

No Waiver, Cumulative Remedies ....................................................116
Section 13.6.

Right of Setoff....................................................................................116
Section 13.7.

Sharing of Payments by Lenders .......................................................117
Section 13.8.

Survival of Representations

...............................................................118
Section 13.9.

Survival of Indemnities

......................................................................118
Section 13.10.

Counterparts; Integration; Effectiveness

............................................118
Section 13.11.

Headings ............................................................................................118
Section 13.12.

Severability of Provisions

..................................................................118
Section 13.13.

Construction

.......................................................................................119
Section 13.14.

Excess Interest ...................................................................................119
Section 13.15.

Lender’s and L/C Issuer’s Obligations Several .................................119
Section 13.16.

No Advisory or Fiduciary Responsibility

..........................................120
Section 13.17.

Governing Law; Jurisdiction; Consent to Service of Process

............120
Section 13.18.

Waiver of Jury Trial

...........................................................................121
Section 13.19.

USA Patriot Act

.................................................................................121
Section 13.20.

Confidentiality ...................................................................................121
Section 13.21.

Acknowledgement and Consent to Bail-In of EEA Financial
Institutions..........................................................................................122
Section 13.22.

Amendment and Restatement ............................................................123
Section 13.23.

Acknowledgement Regarding Any Supported QFCs

........................123
Signature Page .............................................................................................................................

S-1

-ix-
E
XHIBIT

A

—

Notice of Payment Request
E
XHIBIT

B

—

Notice of Borrowing
E
XHIBIT

C

—

Notice of Continuation/Conversion
E
XHIBIT

D-1

—

Revolving Note
E
XHIBIT

D-2

—

Swing Note
E
XHIBIT

E

—

Compliance Certificate
E
XHIBIT

F

—

Additional Guarantor Supplement
E
XHIBIT

G

—

Assignment and Assumption
E
XHIBIT

H-1

—

Form of
U.S. Tax Compliance Certificate
E
XHIBIT

H-2

—

Form of
U.S. Tax Compliance Certificate
E
XHIBIT

H-3

—

Form of
U.S. Tax Compliance Certificate
E
XHIBIT

H-4

—

Form of
U.S. Tax Compliance Certificate
E
XHIBIT

I

—

Increase Request
SCHEDULE 1.1

—

Cal-Maine Foods Investment Guidelines
S
CHEDULE
2.1/2.2

—

Commitments
S
CHEDULE

6.2

—

Subsidiaries
S
CHEDULE

8.7

—

Existing Indebtedness
S
CHEDULE

8.8

—

Existing Liens
S
CHEDULE

8.9

—

Existing Investments

A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This Amended and Restated Credit

Agreement is entered into

as of November 15, 2021

by
and

among

Cal-Maine

Foods,

Inc.,

a

Delaware

corporation

(the
“Borrower”
),

the

direct

and
indirect Wholly-owned Subsidiaries that are

Domestic Subsidiaries of the Borrower

from time to
time party

to this

Agreement, as

Guarantors, the

several financial

institutions from

time to

time
party to

this Agreement,

as Lenders,

and BMO H
ARRIS
B
ANK
N.A.,
as Administrative

Agent as
provided herein.

P
RELIMINARY
S
TATEMENT
W
HEREAS
,
pursuant to

that certain

Credit Agreement

dated as

of July

10, 2018

(as amended
prior to the date

hereof, without giving effect to

the amendments and restatements

set forth herein,
the “Existing Credit Agreement”
), by and among the Borrowers, the Guarantors

party thereto, the
lenders party thereto and the Administrative Agent, the

lenders thereunder have made available to
the

Borrowers

a

revolving

loan

facility

upon

and

subject

to

the

terms

and

conditions

set

forth
therein;
W
HEREAS
,

the

Loan

Parties,

the

Administrative

Agent

and

the

Lenders

desire

to

amend
and

restate

the

Existing

Credit

Agreement

in

its

entirety

in

order

to

provide

an

increase

to

the
revolving credit facility and make certain other amendments as more fully set forth herein, which
amendment and restatement

shall become effective

upon satisfaction of

the conditions precedent
set forth herein;
W
HEREAS
, in

connection with

the foregoing

and as

an inducement

for the

Lenders to

extend
and/or

continue

to

extend

the

credit

contemplated

hereunder,

the

Loan

Parties

have

agreed

to
continue

to

secure

all

of

their

joint

and

several

Obligations

by

granting

to

the

Administrative
Agent, for the benefit of the Lenders,

a first priority lien on the Collateral

(as hereinafter defined);
and

W
HEREAS
, it is the

intent of the

parties hereto that

this Agreement not

constitute a novation
of the obligations

and liabilities of

the parties under

the Existing Credit

Agreement, and the

parties
hereto

hereby

agree

that

all

obligations

under

the

Loan

Documents

(as

amended

prior

to

the
Closing Date) shall continue in full force and effect from and after the Closing Date.
N
OW
, T
HEREFORE
, in consideration

of the mutual

agreements contained herein,

and other
good and valuable

consideration, the receipt

and sufficiency

of which are

hereby acknowledged,
the parties hereto hereby agree as follows:

S
ECTION

1.

D
EFINITIONS
; I
NTERPRETATION
.
Section 1.1.

Definitions
.

The following terms when used herein shall have the

following
meanings:
“Acquired Business”

means the entity or assets acquired by the

Borrower or another Loan
Party in an Acquisition, whether before or after the date hereof.
“Acquisition”

means any transaction or series of related transactions for the purpose of or resulting, directly

or indirectly,

in (a) the

acquisition of

all or

substantially all

of the

assets of

a
Person, or

of any business

or division

of a Person,

(b) the acquisition

of no less

than 51% of

the
capital

stock,

partnership

interests,

membership

interests

or

equity

of

any

Person

(other

than

a
Person

that

is

a

Subsidiary),

or

otherwise

causing

any

Person

to

become

a

Subsidiary,

or

(c) a
merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or a Guarantor is the surviving entity.
“Additional

Credit

Extension

Amendment”
means

an

amendment

to

this

Agreement
(which

may,

at

the

option

of

the

Administrative

Agent,

be

in

the

form

of

an

amendment

and
restatement of

this Agreement)

providing for

any Extended

Revolving Credit

Commitments and/or
Extended

Incremental

Term

Loans pursuant

to Section

2.16, which

shall

be

consistent with

the
applicable

provisions of

this

Agreement

and

otherwise

satisfactory

to

the parties

thereto.

Each
Additional Credit Extension Amendment shall

be executed by the Administrative Agent,

the L/C
Issuer and/or

the Swingline

Lender (to

the extent

Section 2.16

would require

the consent

of the
L/C

Issuer

and/or

the

Swingline

Lender,

respectively

for

the

amendments

effected

in

such
Additional Credit Extension Amendment), the Loan Partis and each applicable extending Lender.

Any Additional Credit Extension Amendment may

include conditions for delivery of opinions

of
counsel

and

other

documentation

consistent

with

the

conditions

in

Section

7.2

all

to

the

extent
reasonably requested by the Administrative Agent

or the Lenders party to such

Additional Credit
Extension Amendment.
“Adjusted

LIBOR”

means,

for

any

Borrowing

of

Eurodollar

Loans,

a

rate

per

annum
determined in accordance with the following formula:
Adjusted LIBOR

=

LIBOR

1 - Eurodollar Reserve Percentage
“Administrative Agent”
means BMO Harris

Bank N.A., in

its capacity as

Administrative
Agent hereunder, and any successor in such capacity pursuant to Section 10.6.
“Administrative

Questionnaire”
means

an

Administrative

Questionnaire

in

a

form
supplied by the Administrative Agent.
“Affiliate”
means,

with

respect

to

a

specified

Person,

another

Person

that

directly,

or
indirectly through

one or

more intermediaries,

Controls or

is Controlled

by or

is under

common
Control with the Person specified; provided that
, in any event for purposes

of this definition, any
Person that

owns, directly

or indirectly,

5% or

more of

the securities

having the

ordinary voting

power

for

the

election

of

directors

or

governing

body

of

a

corporation

or

5%

or

more

of

the
partnership or other ownership interest of

any other Person (other than

as a limited partner of

such
other Person) will be deemed to control such corporation or other Person.

“Agreement”

means this

Amended and

Restated Credit

Agreement, as

the same

may be
amended, modified, restated or supplemented from time to time pursuant to the terms hereof.
“Anti-Corruption Law”

means the

FCPA and any law, rule

or regulation

of any

jurisdiction
concerning

or

relating

to

bribery

or

corruption

that

are

applicable

to

any

Loan

Party

or

any
Subsidiary or Affiliate.
“Applicable

Margin”

means,

with

respect

to

Loans,

Reimbursement

Obligations,

L/C
Participation Fees,

and the

commitment fees

payable under

Section 3.1(a), until

the first

Pricing
Date, the rates per annum shown

opposite Level I below,

and thereafter from one Pricing Date

to
the

next

the

Applicable

Margin

means

the

rates

per

annum

determined

in

accordance

with

the
following schedule:
L
EVEL
T
OTAL
F
UNDED
D
EBT TO
C
APITALIZATION
R
ATIO FOR
S
UCH
P
RICING
D
ATE
A
PPLICABLE
M
ARGIN FOR
B
ASE
R
ATE
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
R
EIMBURSEMENT
O
BLIGATIONS SHALL
BE
:
A
PPLICABLE
M
ARGIN FOR
E
URODOLLAR
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
L/C
P
ARTICIPATION
F
EES SHALL BE
:
A
PPLICABLE
M
ARGIN FOR
C
OMMITMENT
F
EE
SHALL BE
:
I Less than 20.0%
0.00% 1.00% 0.15%
II
Greater

than

or
equal 20.0%

and
less than 30.0%
0.25% 1.25% 0.20%
III
Greater

than

or
equal 30.0%

and
less than 40.0%
0.50% 1.50% 0.20%
IV
Greater

than

or
equal to 40.0%
0.75% 1.75% 0.25%
For purposes hereof,

the term
“Pricing Date”

means, for

any fiscal quarter

of the Borrower

ending
on or

after November

27, 2021,

the date

on which

the Administrative

Agent is

in receipt

of the
Borrower’s most recent financial statements (and, in the

case of the year-end financial statements,
audit

report)

for

the

fiscal

quarter

then ended,

pursuant to

Section 8.5.

The

Applicable

Margin
shall be established based on

the Total

Funded Debt to Capitalization

Ratio for the most recently
completed fiscal quarter and the Applicable

Margin established on a Pricing

Date shall remain in
effect until the next Pricing Date.

If the Borrower has not delivered

its financial statements by the
date such financial statements

(and, in the case of

the year-end financial

statements, audit report)
are required to be delivered under Section 8.5, until such financial statements and audit report are delivered,

the

Applicable

Margin

shall

be

the

highest

Applicable

Margin

(
i.e.,

Level IV

shall
apply).

If the

Borrower subsequently

delivers such

financial statements

before the

next Pricing

Date,

the

Applicable

Margin

shall

be

determined

on

the

date

of

delivery

of

such

financial
statements

and

remain

in

effect

until

the

next

Pricing

Date.

In

all

other

circumstances,

the
Applicable Margin

shall be in

effect from

the Pricing Date

that occurs immediately

after the end
of

the

fiscal

quarter

covered

by

such

financial

statements

until

the

next

Pricing

Date.

Each
determination of the Applicable

Margin made by the Administrative

Agent in accordance with

the
foregoing

shall

be

conclusive

and

binding

on

the

Borrower

and

the

Lenders

if

reasonably
determined.

“Application”

is defined in Section 2.3(b).
“Assignment

and

Assumption”

means

an

assignment

and

assumption

entered

into

by

a
Lender

and

an

Eligible

Assignee

(with

the

consent

of

any

party

whose

consent

is

required

by
Section 13.2(b)), and accepted by

the Administrative Agent,

in substantially the

form of Exhibit G
or any other form approved by the Administrative Agent.
“Authorized Representative”

means those

persons shown

on the

list of

officers provided
by the

Borrower pursuant

to Section 7.2

or on

any update

of any

such list

provided by

the Borrower
to the Administrative Agent, or any further or different officers of the Borrower so named by any
Authorized Representative of the Borrower in a written notice to the Administrative Agent.
“Bail-In Action”

means the

exercise of

any Write-Down

and Conversion

Powers by

the
applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In

Legislation”

means,

with

respect

to

any

EEA

Member

Country

implementing
Article 55

of Directive

2014/59/EU of

the European

Parliament and

of the

Council of

the European
Union, the implementing

law for such

EEA Member Country

from time to

time which is

described
in the EU Bail-In Legislation Schedule.
“Bank

Products”

means

each

and

any

of

the

following

bank

products

and

services
provided to any

Loan Party

by any Lender

or any of

its Affiliates:

(a) credit or

charge cards

for
commercial customers

(including, without

limitation, “commercial

credit cards”

and purchasing
cards),

(b) stored

value

cards,

and

(c) depository,

cash

management,

and

treasury

management
services

(including,

without

limitation,

controlled

disbursement,

automated

clearinghouse
transactions, return items, overdrafts and interstate depository network services).
“Bank Product

Obligations”

of the

Loan Parties

means any

and all

of their

obligations,
whether

absolute

or

contingent

and

howsoever

and

whensoever

created,

arising,

evidenced

or
acquired (including all renewals, extensions and

modifications thereof and substitutions therefor)
in connection with Bank Products.
“Base Rate”

means, for any

day,

the rate per

annum equal to

the greatest of:

(a) the rate
of interest announced

or otherwise established

by the Administrative

Agent from time

to time as
its prime commercial

rate
as in effect

on such day, with

any change in

the Base Rate

resulting from
a change in said prime commercial rate

to be effective as of the date of the

relevant change in said
prime

commercial

rate

(it

being

acknowledged

and

agreed

that

such

rate

may

not

be

the
Administrative Agent’s best or

lowest rate), (b) the

sum of (i) the

Federal Funds Rate

for such day,

plus

(ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day
plus
1.00%.

As used herein, the
term “LIBOR Quoted Rate”

means, for any day, the rate per annum

equal to the quotient of

(i) the
rate per

annum (rounded

upwards, if

necessary,

to the

next higher

one hundred-thousandth

of a
percentage point)

for deposits

in U.S.

Dollars for

a one-month

interest period

as reported

on the
applicable Bloomberg

screen page

(or such

other commercially

available source

providing such
quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m.
(London, England

time) on

such day

(or,

if such

day is

not a

Business Day,

on the

immediately
preceding

Business

Day)

divided

by

(ii) one

(1)

minus

the

Eurodollar

Reserve

Percentage,
provided

that in no event shall the “LIBOR Quoted Rate” be less than 0.00%.
“Base Rate Loan”

means a Loan bearing interest at a rate specified in Section 2.4(a).
“Beneficial Ownership

Certification”

means a

certification regarding

beneficial ownership
a required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation”

means 31 CFR § 1010.230.
“Borrower”

is defined in the introductory paragraph of this Agreement.
“Borrowing”

means

the

total

of

Loans

of

a

single

type

advanced,

continued

for

an
additional Interest Period, or converted from

a different type into such

type by the Lenders under
a

Facility

on

a

single

date

and,

in

the

case

of

Eurodollar

Loans,

for

a

single

Interest

Period.

Borrowings of Loans are

made and maintained ratably

from each of the

Lenders under a Facility
according to their

Percentages of such Facility.

A Borrowing is
“advanced”

on the day Lenders
advance

funds

comprising

such

Borrowing

to

the

Borrower,

is
“continued”

on

the

date

a

new
Interest Period

for the

same type

of Loans

commences for

such Borrowing,

and is
“converted”
when such Borrowing is changed from one

type of Loans to the other,

all as determined pursuant
to Section 2.6.

Borrowings of Swingline Loans are made by the

Swingline Lender in accordance
with the procedures set forth in Section 2.2(b).
“Business Day”

means any day (other than a Saturday or Sunday) on which banks are not authorized or required

to close in

Chicago, Illinois and,

if the applicable

Business Day relates

to
the advance

or continuation

of, or

conversion into,

or payment

of a

Eurodollar

Loan, on

which
banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.
“Capital Expenditures”

means, with

respect to

any Person

for any

period, the

aggregate
amount of all expenditures

(whether paid in cash

or accrued as a

liability) by such Person

during
that period for the acquisition or leasing (pursuant to

a Capital Lease) of fixed or capital assets or
additions

to

property,

plant,

or

equipment

(including

replacements,

capitalized

repairs,

and
improvements), and for any of the foregoing are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capital Lease ” means any lease of Property which in accordance with GAAP is required to be capitalized on

the balance sheet of

the lessee;
provided

that the adoption or

issuance of any
accounting

standards after

the Closing

Date

will not

cause

any lease

that

was

not

or would

not
have been a Capital Lease prior to such adoption or issuance to be deemed a Capital Lease.

“Capitalized Lease Obligation”

means, for any Person, the

amount of the liability shown
on the balance

sheet of such

Person in respect

of a Capital

Lease determined in

accordance with
GAA P.
“Cash Collateralize”

means, to

pledge and

deposit with

or deliver

to the

Administrative
Agent, for

the benefit of

one or

more of the

L/C Issuer

or Lenders,

as collateral for

L/C Obligations
or

obligations

of

Lenders

to

fund

participations

in

respect

of

L/C

Obligations,

cash

or

deposit
account balances subject

to a first

priority perfected security

interest in favor

of the Administrative
Agent

or,

if

the

Administrative

Agent

and

each

applicable

L/C

Issuer

shall

agree

in

their

sole
discretion,

other

credit

support,

in

each

case

pursuant

to

documentation

in

form

and

substance
satisfactory to the Administrative Agent and each applicable L/C Issuer.

“Cash Collateral”

shall
have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral
and other credit support.
“Cash

Equivalents”
means

(a)

cash

in

banks

or

on

hand

and

(b) investments

with

a
maturity of three (3) months or less when purchased, which are made in accordance with the Cal-
Maine Investment

Guidelines as

attached hereto

as Schedule

1.1,
1

as the

same may

be amended
from time to time with the consent of the Required Lenders.
“CERCLA”
means

the

Comprehensive

Environmental

Response,

Compensation

and
Liability

Act

of

1980,

as

amended

by

the

Superfund

Amendments

and

Reauthorization

Act

of
1986, 42 U.S.C. §§ 9601 et seq.,

and any future amendments.
“Change in

Law”

means the

occurrence, after

the date

of this

Agreement, of

any of

the
following:

(a) the adoption or

taking effect

of any law,

rule, regulation or

treaty,

(b) any change
in

any

law,

rule,

regulation

or

treaty

or

in

the

administration,

interpretation,

implementation

or
application thereof by any Governmental Authority,

or (c) the making or issuance of any request,
rule,

guideline

or

directive

(whether

or

not

having

the

force

of

law)

by

any

Governmental
Authority; provided

that notwithstanding

anything herein

to the contrary, (x) the

Dodd-Frank Wall
Street

Reform

and

Consumer

Protection

Act

and

all

requests,

rules,

regulations,

guidelines

or
directives thereunder

or issued

in connection

therewith

and (y)

all requests,

rules, guidelines

or
directives promulgated

by the

Bank for

International Settlements,

the Basel

Committee on

Banking
Supervision

(or

any

successor

or

similar

authority)

or

the

United

States

or

foreign

regulatory
authorities, in

each case

pursuant to

Basel III,

shall in

each case

be deemed

to be

a “Change

in
Law”, regardless of the date enacted, adopted or

issued, or (b) any “Change of Control” (or

words
of

like

import),

as

defined

in

any

agreement

or

indenture

relating

to

any

issue

of

Material
Indebtedness of any Loan Party or any Subsidiary of a Loan Party, shall occur.
“Change of Control”

means Fred R. Adams Jr.

,

his spouse, natural children, sons-in-law
or

grandchildren,

or

any

trust,

guardianship,

conservatorship

or

custodianship

for

the

primary
benefit of

any of

the foregoing,

or any

family limited partnership,

similar limited liability

company
or other entity that 100% of voting control of such entity, is held by any of the foregoing, cease at
1

Note to Cal-Maine:

Please provide most up to date version of the investment guidelines.

any time

and for

any reason

(including death

or incapacity)

to own,

legally

and beneficially,

at
least 50% of the votes represented by the Voting Stock of the Borrower.
“Closing Date”

means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall

be satisfied or waived in a manner

acceptable to the
Administrative Agent in its discretion.
“Code”

means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.
“Collateral”

means all

properties, rights,

interests, and

privileges from

time to

time subject
to the Liens granted

to the Administrative Agent,

or any security trustee

therefor, by the Collateral
Documents.
“Collateral Account”

is defined in Section 9.4.
“Collateral Access Agreement”

means any landlord

waiver, warehouse, processor or

other
bailee letter

or other

agreement, in

form and

substance satisfactory

to the

Administrative Agent,
between the Administrative

Agent and any

third party (including

any bailee, consignee,

customs
broker, or other similar Person) in possession of any Collateral or any landlord of the Borrower or
any

Subsidiary

for

any

real

property

where

any

Collateral

is

located,

as

such

landlord

waiver,
bailee

letter

or

other

agreement

may

be

amended,

restated,

or

otherwise

modified

from

time

to
time.
“Collateral Documents”
means the Security Agreement,

and all other mortgages,

deeds of
trust,

security

agreements,

pledge

agreements,

assignments,

financing

statements,

control
agreements,

and

other

documents

as

shall

from

time

to

time

secure

or

relate

to

the

Secured
Obligations or any part thereof.
“Commitments”

means the Revolving Credit Commitments.
“ Commodity Exchange Act”

means the Commodity

Exchange Act (7

U.S.C. § 1

et seq.),
as amended from time to time, and any successor statute.

“Connection

Income

Taxes”

means

Other

Connection

Taxes

that

are

imposed

on

or
measured by

net income

(however denominated)

or that

are franchise

Taxes or branch

profit Taxes.
“Control”
means the possession, directly or indirectly,

of the power to direct or cause the
direction of the management

or policies of a

Person, whether through the

ability to exercise voting
power,

by

contract

or

otherwise.

“Controlling”

and
“Controlled”

have

meanings

correlative
thereto.
“Controlled

Group”

means

all

members

of

a

controlled

group

of

corporations

and

all
trades or businesses

(whether or not

incorporated) under common

control which, together

with any
Loan Party, are treated as a single employer under Section 414 of the Code.

“Credit Event”

means the advancing

of any Loan,

or the issuance

of, or extension

of the
expiration date or increase in the amount of, any Letter of Credit.
“Debtor Relief

Laws”

means the

Bankruptcy Code

of the

United States

of America,

and
all

other

liquidation,

conservatorship,

bankruptcy,

assignment

for

the

benefit

of

creditors,
moratorium, rearrangement,

receivership, insolvency, reorganization, or

similar debtor

relief Laws
of the United States or other applicable jurisdictions from time to time in effect.
“Default”

means any

event or

condition which

constitutes an

Event of

Default or

any event
or condition

the occurrence

of which

would, with

the passage

of time

or the

giving of

notice, or
both, constitute an Event of Default.
“Defaulting Lender”

means, subject

to Section 2.13(b),

any Lender

that (a) has

failed to
(i) fund all or any portion

of its Loans within two

(2) Business Days of the date

such Loans were
required

to

be

funded

hereunder

unless

such

Lender

notifies

the

Administrative

Agent

and

the
Borrower in writing that such failure is the result

of such Lender’s determination that one or more
conditions precedent to funding

(each of which conditions

precedent, together with any

applicable
default,

shall

be

specifically

identified in

such writing)

has not

been

satisfied,

or (ii)

pay

to the
Administrative Agent,

any L/C

Issuer, the Swingline Lender

or any

other Lender any

other amount
required to be paid by it hereunder (including in

respect of its participation in Letters of Credit or
Swingline

Loans)

within

two

(2) Business

Days

of

the

date

when

due,

(b) has

notified

the
Borrower, the

Administrative Agent or

any L/C Issuer

or the Swingline

Lender in

writing that it
does not intend to comply with

its funding obligations hereunder,

or has made a public statement
to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a
Loan

hereunder

and

states

that

such

position

is

based

on

such

Lender’s

determination

that

a
condition precedent to

funding (which condition

precedent, together with

any applicable default,
shall

be

specifically

identified

in

such

writing

or

public

statement)

cannot

be

satisfied),

(c) has
failed,

within

three

(3) Business

Days

after

written

request

by

the

Administrative

Agent

or

the
Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding

obligations hereunder (
provided

that such Lender shall

cease to be a
Defaulting

Lender

pursuant

to

this

clause (c)

upon

receipt

of

such

written

confirmation

by

the
Administrative Agent and

the Borrower), or

(d) has, or has

a direct or

indirect parent company

that
has, at

any time

after the

Closing Date

(i) become

the subject

of a

proceeding under

any Debtor
Relief

Law,

(ii) had

appointed

for

it

a

receiver,

custodian,

conservator,

trustee,

administrator,
assignee for

the benefit

of creditors

or similar

Person charged

with reorganization

or liquidation
of its business or assets, including the Federal Deposit

Insurance Corporation or any other state or
federal regulatory

authority acting

in such

a capacity

or (iii) become

the subject

of a

Bail-in Action;
provided

that

a

Lender

shall

not

be

a

Defaulting

Lender

solely

by

virtue

of

the

ownership

or
acquisition of

any equity interest

in that Lender

or any direct

or indirect parent

company thereof
by a Governmental Authority so

long as such ownership

interest does not result in

or provide such
Lender

with

immunity

from

the

jurisdiction

of

courts

within

the

United

States

or

from

the
enforcement

of

judgments

or

writs

of

attachment

on

its

assets

or

permit

such

Lender

(or

such
Governmental Authority)

to reject,

repudiate, disavow

or disaffirm

any contracts

or agreements
made

with

such

Lender.

Any

determination

by

the

Administrative

Agent

that

a

Lender

is

a
Defaulting

Lender

under

clauses (a)

through

(d)

above

shall

be

conclusive

and

binding

absent
manifest

error,

and

such

Lender

shall

be

deemed

to

be

a

Defaulting

Lender

(subject

to

Section 2.13(b)) upon

delivery of

written notice

of such

determination to

the Borrower,

the L/C
Issuer, the Swingline Lender and each Lender.
“Designated Disbursement Account”

means the account of the Borrower maintained with
the Administrative Agent or its Affiliate and designated in writing to the Administrative Agent as the Borrower’s Designated Disbursement Account (or such other account as the Borrower and the
Administrative Agent may otherwise agree).
“Disposition”

means

the

sale,

lease,

conveyance

or

other

disposition

of

Property,

other
than (a) the sale or lease of inventory in the ordinary course of business, and (b) the sale, transfer, lease or other disposition of Property of a

Loan Party to another Loan Party in the

ordinary course
of its business.

“Domestic Subsidiary”

means a Subsidiary that is not a Foreign Subsidiary.
“EEA Financial

Institution”

means (a) any

credit institution

or investment

firm established
in any EEA Member Country

which is subject to

the supervision of an

EEA Resolution Authority,
(b) any entity established in

an EEA Member Country

which is a parent

of an institution described
in

clause

(a)

of

this

definition,

or

(c) any

financial

institution

established

in

an

EEA

Member
Country which is a subsidiary of an

institution described in clauses (a) or

(b) of this definition and
is subject to consolidated supervision with its parent.
“EEA Member Country”

means any of the member states of

the European Union, Iceland,
Liechtenstein, and Norway.
“EEA

Resolution

Authority”

means

any

public

administrative

authority

or

any

person
entrusted

with

public

administrative

authority

of

any

EEA

Member

Country

(including

any
delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee”
means any Person

that meets the

requirements to be

an assignee under
Section 13.2(b)(iii),

(v)

and

(vi)

(subject

to

such

consents,

if

any,

as

may

be

required

under
Section 13.2(b)(iii)).
“Eligible Line

of Business”

means any

business engaged

in as

of the

date of

this Agreement
by

the

Borrower or

any other

Loan Party

or any

business

reasonably

related

thereto,

including,
without limitation, spent

foul business, further

processing, fertilizer or

nutrient manufacturing or
cooperative

purchasing

or

similar

businesses

related

to

Borrower’s

commercial

egg

production
business.
“Environmental

Claim”
means

any

investigation,

notice,

violation,

demand,

allegation,
action, suit,

injunction, judgment,

order,

consent decree,

penalty,

fine, lien,

proceeding or

claim
(whether administrative, judicial

or private in

nature), but not

including internal reports

prepared
by

or

on

behalf

of

Borrower

in

the

ordinary

course

of

business,

arising

(a) pursuant

to,

or

in
connection with an actual or alleged violation of, any Environmental

Law, (b) in

connection with
any Hazardous

Material, (c) from

any abatement,

removal, remedial,

investigative, corrective

or
response

action

in

connection

with

a

Hazardous

Material,

Environmental

Law

or

order

of

a

governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health,
safety, natural resources or the environment.
“Environmental Law”

means any current

or future

Legal Requirement pertaining

to (a) the
protection

of

health,

safety

and

the

indoor

or

outdoor

environment,

(b) the

conservation,
management, protection

or use

of natural

resources and

wildlife, (c) the

protection or

use of

surface
water

or groundwater,

(d) the

management,

manufacture, possession,

presence, use,

generation,
transportation,

treatment,

storage,

disposal,

Release,

threatened

Release,

abatement,

removal,
investigation, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution
(including

any

Release

to

air,

land,

surface

water

or

groundwater),

and

any

amendment,

rule,
regulation, order or directive issued thereunder.
“Environmental

Liability”

means

any

liability,

contingent

or

otherwise

(including

any
liability for damages, costs of environmental remediation, fines, costs of compliance, penalties or indemnities), of any Loan

Party or any Subsidiary

of a Loan Party

directly or indirectly resulting
from

or

based

upon

(a) any

actual

or

alleged

violation

of

any

Environmental

Law,

(b)

the
generation,

use,

handling,

transportation,

storage,

treatment

or

disposal

of

any

Hazardous
Materials, (c) exposure

to any Hazardous Materials,

(d) the Release or threatened

Release of any
Hazardous

Materials

into

the

environment

or

(e)

any

contract,

agreement

or

other

legally
enforceable

consensual

arrangement

pursuant

to

which

liability

is

assumed

or

imposed

with
respect to any of the foregoing.
“ERISA”

means the

Employee Retirement

Income Security

Act of

1974, as

amended, or
any successor statute thereto.
“EU Bail-In Legislation Schedule”

means the EU Bail-In Legislation Schedule published
by the Loan Market Association (or any successor Person), as in effect from time to time.
“Eurodollar Loan”

means a Loan bearing interest at the rate specified in Section 2.4(b).
“Eurodollar Reserve

Percentage”

means the

maximum reserve

percentage, expressed

as
a decimal, at which reserves

(including, without limitation, any emergency, marginal, special, and supplemental reserves) are imposed by the Board of Governors of the Federal Reserve System (or
any

successor)

on
“eurocurrency

liabilities”
,

as

defined

in

such

Board’s

Regulation D

(or

any
successor thereto),

subject to

any amendments

of such

reserve requirement

by such

Board or

its
successor, taking into

account any

transitional adjustments

thereto.

For purposes

of this

definition,
the relevant

Loans shall

be deemed

to be
“eurocurrency

liabilities”

as defined

in Regulation D
without

benefit

or

credit

for

any

prorations,

exemptions

or

offsets

under

Regulation D.
The
Eurodollar Reserve

Percentage shall

be adjusted

automatically on

and as

of the

effective date

of
any change in any such reserve percentage.
“Event of Default”

means any event or condition identified as such in Section 9.1.
“Event of

Loss”

means, with respect

to any

Property,

any of

the following:

(a) any loss,
destruction or damage of

such Property or (b) any

condemnation, seizure, or taking,

by exercise of

the power of

eminent domain or

otherwise, of such

Property,

or confiscation of

such Property or
the requisition of the use of such Property.

“Exchange Act”

means the United States Securities and Exchange Act of 1934.
“Excluded

Deposit

Account”
means

a

deposit

account

the

balance

of

which

consists
exclusively of (and

is identified when

established as an

account established solely

for the purposes
of)

(a) withheld

income

Taxes

and

federal,

state,

local

or

foreign

employment

Taxes

in

such
amounts

as

are

required

in

the

reasonable

judgment

of

a

Loan

Party

to

be

paid

to

the

Internal
Revenue Service or

any other U.S.,

federal, state or

local or foreign

government agencies within
the

following

month

with

respect

to

employees

of

such

Loan

Party,

(b) amounts

required

to

be
paid over to an

employee benefit plan pursuant

to DOL Reg. Sec. 2510.3-102

on behalf of or

for
the

benefit

of

employees

of

any

Loan

Party,

(c) amounts

which

are

required

to

be

pledged

or
otherwise

provided

as

security

pursuant

to

any

requirement

of

any

Governmental

Authority

or
foreign pension requirement,

(d) amounts to be

used to fund

payroll obligations (including,

but not
limited to,

any ZBA

for payroll

and amounts

payable to

any employment

contracts between

any
Loan

Party

and

their

respective

employees),

(e)

Texas

Egg

Products,

LLC

and

South

Texas
Applicators,

Inc.

deposit

accounts,

and

(f) other

deposit

accounts

maintained

in

the

ordinary
course

of

business

containing

cash

amounts

that

do

not

exceed

at

any

time

$2,000,000

in

the
aggregate for all such

accounts under this clause (f),

unless requested by the

Administrative Agent
after the occurrence and during the continuation of an Event of Default.
“ Excluded Equity Issuances
” means (a) the issuance by

any Subsidiary of equity securities
to

the

Borrower

or

any

Guarantor,

as

applicable,

(b) the

issuance

of

equity

securities

by

the
Borrower

to any

Person

that

is

an

equity

holder

of

the

Borrower

prior

to such

issuance,

(c) the
issuance of equity securities of the Borrower to directors, officers and employees of the Borrower and its

Subsidiaries pursuant

to employee

stock option

plans (or

other employee

incentive plans
or other compensation arrangements) approved by the Borrower’s Board of Directors, and (d) the issuance of equity

securities of the

Borrower in order

to finance the

purchase consideration (or

a
portion thereof) in connection with a Permitted Acquisition or Capital Expenditures.
“Excluded Property” means (a) any intent-to-use trademark application prior to the filing of

a

“Statement

of

Use”

or

“Amendment

to

Allege

Use”

with

the

United

States

Patent

and
Trademark Office

with respect thereto,

to the extent,

if any,

that, and solely

during the period,

if
any, in which, the grant of a security interest therein would impair the validity or enforceability of
such intent-to-use

trademark application

under applicable

federal law;

(b) any

permit

or license
issued to any

Loan Party as

the permit holder or

licensee thereof or

any lease to

which any Loan
Party is lessee thereof, in each case only to the extent and for so long as the terms of such permit,
license, or lease effectively

(after giving effect to

Sections 9-406 through 9-409, inclusive,

of the
Uniform Commercial

Code in

the applicable

state (or

any successor

provision or

provisions) or
any other

applicable law)

prohibit the

creation by

such Loan

Party of

a security

interest in

such
permit,

license,

or

lease

in

favor

of

the

Administrative

Agent

or

would

result

in

an

effective
invalidation, termination or

breach of the

terms of any

such permit, license

or lease (after

giving
effect

to

Sections

9-406

through

9-409,

inclusive,

of

the

Uniform

Commercial

Code

in

the
applicable state

(or any

successor provision

or provisions)

or any

other applicable

law), in

each
case unless and until any required consents

are obtained,
provided

that the Excluded Property will

not include, and the Collateral

shall include and the security

interest granted in the Collateral

shall
attach

to,

(x) all

proceeds,

substitutions

or

replacements

of any

such

excluded

items

referred

to
herein

unless

such

proceeds,

substitutions

or

replacements

would

constitute

excluded

items
hereunder, (y) all rights to payment due or to become due under any such excluded items referred to herein, and (z) if and when

the prohibition which prevents the granting

of a security interest in
any such Property is

removed, terminated, or otherwise

becomes unenforceable as

a matter of

law,
the Administrative Agent will be

deemed to have, and at

all times to have had,

a security interest
in such property,

and the Collateral

will be deemed

to include, and

at all times

to have included,
such Property without further action or

notice by any Person; and (c) Excluded

Deposit Accounts.

“ Excluded Swap Obligation
” means, with respect

to any Guarantor,

any Swap Obligation
if, and

to the

extent that,

all or

a portion

of the

Guarantee of

such Guarantor

of, or

the grant

by
such Guarantor of

a security interest

to secure, such

Swap Obligation (or

any Guarantee thereof)
is or

becomes illegal

under the

Commodity Exchange

Act or

any rule,

regulation or

order of

the
Commodity

Futures

Trading

Commission

(or

the

application

or

official

interpretation

of

any
thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in

the Commodity Exchange Act

and the regulations thereunder

at the time
the

Guarantee

of

such

Guarantor

or

the

grant

of

such

security

interest

becomes

effective

with
respect to

such related

Swap Obligation.

If a

Swap Obligation

arises under

a master

agreement
governing

more

than

one

swap,

such

exclusion

shall

apply

only

to

the

portion

of

such

Swap
Obligation that is

attributable to swaps

for which such

Guarantee or security

interest is or

becomes
illegal.
“Excluded

Taxes”

means

any

of

the

following

Taxes

imposed

on

or

with

respect

to

a
Recipient or

required to

be withheld

or deducted

from a

payment to

a Recipient,

(a) Taxes imposed
on or measured by

net income (however denominated),

franchise Taxes, and branch profits Taxes,
in each case,

(i) imposed as a

result of such

Recipient being organized

under the laws

of, or having
its

principal

office

or,

in

the

case

of

any

Lender,

its

applicable

lending

office

located

in,

the
jurisdiction

imposing

such

Tax

(or

any

political

subdivision

thereof)

or

(ii) that

are

Other
Connection Taxes, (b) in

the case

of a

Lender, U.S. federal

withholding Taxes imposed

on amounts
payable to

or for

the account

of such

Lender with

respect to

an applicable

interest in

a Loan

or
Commitment pursuant

to a

law in

effect on the

date on

which (i) such

Lender acquires

such interest
in the Loan or Commitment (other than pursuant to an assignment request by the

Borrower under
Section 2.12) or (ii) such Lender changes its lending office, except in each case to the extent that,
pursuant to Section 4.1 amounts

with respect to such Taxes

were payable either to

such Lender’s
assignor immediately

before such

Lender became

a party

hereto or

to such

Lender immediately
before it

changed its

lending office,

(c) Taxes

attributable to

such Recipient’s

failure to

comply
with Section 4.1(g), and (d) any U.S. federal withholding Taxes imposed under FATCA

.
“Existing

Credit

Agreement”
has

the

meaning

specified

in

the

Preliminary

Statements
hereto.
“Extended Revolving Credit Commitment” means any Revolving Credit Commitment the maturity of which has been extended pursuant to Section 2.16.

“ Extended Revolving Loans
” means any Revolving Loans

made pursuant to the Extended
Revolving Credit Commitments.
“
Extended Incremental

Term

Loans
” means any

Incremental Term

Loans the maturity

of
which shall have been extended pursuant to Section 2.16.
“ Extension ” has the meaning specified in Section 2.16(a).
“ Extension Offer ” has the meaning specified in Section 2.16(a).
“Facility”

means any of the Revolving Facility or the Incremental Term Facility.
“FATCA”

means Sections 1471

through 1474

of the

Code, as

of the

date of

this Agreement
(or any

amended or

successor version

that is

substantively comparable

and not

materially more
onerous to comply

with), any current

or future regulations

or official

interpretations thereof, and
any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FCPA”

means the Foreign Corrupt Practices Act, 15 U.S.C. §§78dd-1, et seq.
“Federal

Funds

Rate”

means,

for

any

day,

the

rate

per

annum

equal

to

the

weighted
average of the rates on overnight federal funds transactions with members of the Federal Reserve
System,

as

published

by

the

Federal

Reserve

Bank

of

New

York

on

the

Business

Day

next
succeeding such day; provided

that (a) if such day is

not a Business Day,

the Federal Funds Rate
for

such

day

shall

be

such

rate

on

such

transactions

on

the

next

preceding

Business

Day

as

so
published on

the next

succeeding Business

Day,

and (b) if

no such

rate is

so published

on such
next

succeeding

Business

Day,

the

Federal

Funds

Rate

for

such

day

shall

be

the

average

rate
(rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative
Agent on such day on such transactions as determined

by the Administrative Agent;
provided

that
in no event shall the Federal Funds Rate be less than 0.00%.
“Financial Officer”

of any Person means

the chief financial officer,

principal accounting
officer, treasurer or controller of such Person.

“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign

Subsidiary”

means

each

Subsidiary

that

(a) is

organized

under

the

laws

of

a
jurisdiction other

than the

United States

of America

or any

state thereof

or the

District of

Columbia,
(b) conducts substantially all

of its

business outside

of the

United States

of America,

and (c) has
substantially all of its assets outside of the United States of America.

“Fronting Exposure”

means, at any time

there is a Defaulting

Lender, (a)

with respect to
any L/C Issuer, such Defaulting Lender’s

Revolver Percentage of the

outstanding L/C Obligations
with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting

Lender’s participation

obligation has

been reallocated

to other

Lenders or

Cash
Collateralized in accordance with the terms

hereof, and (b) with respect to

the Swingline Lender,
such

Defaulting

Lender’s

Revolver

Percentage

of

outstanding

Swingline

Loans

made

by

the

Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Fund”
means

any

Person

(other

than

a

natural

person)

that

is

(or

will

be)

engaged

in
making, purchasing, holding or otherwise

investing in commercial loans and

similar extensions of
credit in the ordinary course of its business.
“GAAP”

means generally accepted accounting

principles set forth from

time to time in

the
opinions and

pronouncements of

the Accounting

Principles Board

and the

American Institute

of
Certified

Public

Accountants

and

statements

and

pronouncements

of

the

Financial

Accounting
Standards Board (or

agencies with similar

functions of comparable

stature and authority

within the
U.S.

accounting

profession),

which

are

applicable

to

the

circumstances

as

of

the

date

of
determination.
“Governmental Authority”

means the government of the United States of

America or any
other

nation,

or

of

any

political

subdivision

thereof,

whether

state

or

local,

and

any

agency,
authority, instrumentality, regulatory body, court, central

bank or

other entity

exercising executive,
legislative,

judicial,

taxing, regulatory

or

administrative

powers or

functions of

or

pertaining

to
government

(including

any

supra-national

bodies

such

as

the

European

Union

or

the

European
Central Bank).
“Guarantee”

of or by

any Person (the
“guarantor”
) means any

obligation, contingent or
otherwise,

of

the

guarantor

guaranteeing

or

having

the

economic

effect

of

guaranteeing

any
Indebtedness

or

other

obligation

of

any

other

Person

(the
“primary

obligor”
)

in

any

manner,
whether

directly

or

indirectly,

and

including

any

obligation

of

the

guarantor,

direct

or

indirect,
(a) to

purchase

or

pay

(or

advance

or

supply

funds

for

the

purchase

or

payment

of)

such
Indebtedness or other obligation

or to purchase (or

to advance or supply

funds for the purchase

of)
any security

for the

payment thereof,

(b) to purchase

or lease

property,

securities or

services for
the purpose of

assuring the owner

of such Indebtedness

or other obligation

of the payment thereof,
(c) to

maintain

working

capital,

equity

capital

or

any

other

financial

statement

condition

or
liquidity of

the primary

obligor so

as to

enable the

primary obligor

to pay

such Indebtedness

or
other obligation

or (d)

as an

account party

in respect

of any

letter of

credit or

letter of

guaranty
issued

to

support

such

Indebtedness

or

obligation;
provided

that

the

term

Guarantee

shall

not
include endorsements for collection or deposit in the ordinary course of business.
“Guaranty Agreements”

means and

includes the

Guarantee of

the Loan

Parties provided
for in Section 11, and

any other guaranty agreement executed and delivered

in order to guarantee
the Secured Obligations

or any part

thereof in form

and substance acceptable

to the Administrative
Agent.
“Guarantors”

means

and

includes

each

Wholly-owned

Subsidiary

that

is

a

Domestic
Subsidiary of

the Borrower, and

Borrower, in its

capacity as

a guarantor

of the

Secured Obligations
of another Loan Party.

“Hazardous

Material”
means

any

substance,

chemical,

compound,

product,

solid,

gas,
liquid,

waste,

byproduct,

pollutant,

contaminant

or

material

which

is

hazardous,

toxic,

or

a

pollutant

and

regulated

pursuant

to

any

Environmental

Law

and

includes,

without

limitation,
(a) asbestos, polychlorinated biphenyls and

petroleum (including crude oil

or any fraction thereof)
and (b) any

material classified

or regulated as

“hazardous,” “toxic,”

or a “pollutant”

or words

of
like import pursuant to an Environmental Law.

For the purposes of this Agreement, however, the
Parties

acknowledge

and

agree

that

Borrower

is

in

the

live

animal

agriculture

business

and
routinely generates, stores, handles, transports, composts, disposes of,

applies and/or sells manure
for

beneficial

reuse

(fertilizer)

in

the

ordinary

course

of

business,

that

manure

naturally

breaks
down and releases

ammonia, phosphorus and

other substances and

such manure and

its constituent
parts shall not be “Hazardous Material” hereunder.
“Hazardous

Material

Activity”

means

any

activity,

event

or

occurrence

involving

a
Hazardous

Material,

including,

without

limitation,

the

manufacture,

possession,

presence,

use,
generation,

transportation,

treatment,

storage,

disposal,

Release,

threatened

Release,

abatement,
removal, remediation, handling of or corrective or response action to any Hazardous Material.
“Hedging Agreement”

means any agreement with respect to

any swap, forward, future or
derivative transaction or

option or similar

agreement involving, or

settled by reference

to, one or
more

rates,

currencies,

commodities,

equity

or

debt

instruments

or

securities,

or

economic,
financial

or

pricing

indices

or

measures

of

economic,

financial

or

pricing

risk

or

value

or

any
similar transaction

or any

combination of

these transactions;
provided

that no

phantom stock

or
similar

plan providing

for

payments

only

on

account

of

services

provided

by

current

or

former
directors,

officers,

employees

or

consultants

of

any

Loan

Party

or

its

Subsidiaries

shall

be

a
Hedging Agreement.
“Hedging Liability”

means the

liability of

any Loan

Party
to any

of the

Lenders, or

any
Affiliates

of such

Lenders

in

respect

of

any

Hedging

Agreement

as

such

Loan

Party

may

from
time

to

time

enter

into

with

any

one

or

more

of

the

Lenders

party

to

this

Agreement

or

their
Affiliates,

whether

absolute

or

contingent

and

howsoever

and

whensoever

created,

arising,
evidenced

or

acquired

(including

all

renewals,

extensions

and

modifications

thereof

and
substitutions therefor); provided, however,

that, with respect to any

Guarantor, Hedging Liability
Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.

“Hostile Acquisition”

means the acquisition of

the capital stock or

other equity interests of
a Person through a tender offer

or similar solicitation of the owners

of such capital stock or other
equity interests

which has

not been

approved (prior

to such

acquisition) by

resolutions of

the Board
of Directors of such Person or by similar action if such Person is not a corporation, or as to which such approval has been withdrawn.
“Increase”

is defined in Section 2.15.
“Increase Date”

is defined in Section 2.15.
“Incremental Amendment”

is defined in Section 2.15.
“Incremental Term

Facility”

means the credit facility for Incremental Term Loans.

“Incremental Term

Loans”

is defined in Section 2.15.
“Incremental Term Loan Percentage”
means, for

each Lender, the

percentage held

by such
Lender of the aggregate principal amount of all Incremental Term Loans outstanding, if any.
“Indebtedness”

means for

any Person

(without duplication)

(a) all indebtedness

created,
assumed or

incurred in

any manner

by such

Person representing

money borrowed

(including by
the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services

(other

than

trade

accounts

payable

arising

in

the

ordinary

course

of

business),

(c) all
indebtedness secured by

any Lien upon

Property of such

Person, whether or

not such Person

has
assumed

or

become

liable

for

the

payment

of

such

indebtedness,

(d) all

Capitalized

Lease
Obligations of such

Person, (e) all obligations

of such Person

on or with

respect to letters

of credit,
bankers’ acceptances and other extensions of credit to the extent any of the foregoing are not cash
collateralized,

whether or not representing obligations for borrowed

money, (f) all

obligations of
such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any
equity interest in

such Person or

any other Person

or any warrant,

right or option

to acquire such
equity interest, valued, in

the case of a

redeemable preferred interest, at

the greater of its

voluntary
or

involuntary

liquidation

preference

plus

accrued

and

unpaid

dividends,

(g) all

net

obligations
(determined

as

of

any

time

based

on

the

termination

value

thereof)

of

such

Person

under

any
interest

rate,

foreign

currency,

and/or

commodity

swap,

exchange,

cap,

collar,

floor,

forward,
future

or

option

agreement,

or

any

other

similar

interest

rate,

currency

or

commodity

hedging
arrangement;

and

(h) all

Guarantees

of

such

Person

in

respect

of

any

of

the

foregoing.

For

all
purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership
or joint venture (other than a joint venture that is itself a corporation or limited liability company)
in which such Person

is a general partner

or a joint venturer, unless such

Indebtedness is expressly
made non-recourse to such Person.
“Indemnified Taxes”

means (a) all Taxes

other than Excluded Taxes,

imposed on or with
respect to any

payment made by

or on account

of any obligation

of any Loan

Party under any

Loan
Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Interest

Payment Date”

means (a) with

respect to

any Eurodollar

Loan, the

last day

of
each

Interest

Period

with

respect

to

such

Eurodollar

Loan

and

on

the

maturity

date

and,

if

the
applicable

Interest

Period

is

longer

than

three (3)

three

months,

on

each

day

occurring

every
three (3)

months

after

the

commencement

of

such

Interest

Period,

(b) with

respect

to

any

Base
Rate Loan (other than

Swingline Loans), the

last day of

every calendar quarter

and on the

maturity
date, and (c) as to

any Swingline Loan, (i) bearing

interest by reference to

the Base Rate, the

last
day of every calendar month, and on the maturity date and (ii) bearing interest by reference to the
Swingline Lender’s Quoted Rate, the

last day of the

Interest Period with respect

to such Swingline
Loan, and on the maturity date.
“Interest

Period”

means the

period commencing

on the

date a

Borrowing of

Eurodollar
Loans or Swingline Loans

(bearing interest at

the Swingline Lender’s

Quoted Rate) is advanced,
continued,

or

created

by

conversion

and

ending

(a) in

the

case

of

Eurodollar

Loans,

one (1),
two (2), three (3), six (6) or twelve

(12) months thereafter and (b) in

the case of Swingline Loans
bearing interest

at the

Swingline Lender’s

Quoted Rate,

on the

date one

(1) to

five (5)

Business

Days thereafter as

mutually agreed by

the Borrower and

the Swingline Lender,
provided, however,
that:

(i)

no Interest Period

shall extend

beyond the final

maturity date

of the relevant
Loans;

(ii)

whenever the last day of any

Interest Period would otherwise be a

day that
is not

a Business

Day,

the last

day of

such Interest

Period shall

be extended

to the

next
succeeding Business Day, provided
that, if such

extension would cause

the last day

of an
Interest

Period

for

a

Borrowing

of

Eurodollar

Loans

to

occur

in

the

following

calendar
month,

the last

day of

such Interest

Period

shall be

the immediately

preceding Business
Day; and

(iii)

for

purposes

of

determining

an

Interest

Period

for

a

Borrowing

of
Eurodollar

Loans, a

month

means

a period

starting on

one

day in

a calendar

month and
ending

on

the

numerically

corresponding

day

in

the

next

calendar

month;
provided,
however,

that if there is

no numerically corresponding day

in the month in

which such an
Interest Period is to

end or if such

an Interest Period begins

on the last Business

Day of a
calendar month,

then such

Interest Period

shall end

on the

last Business

Day of

the calendar
month in which such Interest Period is to end.
“IRS” means the United States Internal Revenue Service.
“L/C Issuer”

means

BMO

Harris

Bank

N.A.,

in

its

capacity

as

the

issuer

of

Letters

of
Credit

hereunder,

in

each

case

together

with

its

successors

in

such

capacity

as

provided

in
Section 2.3(h).
“L/C Obligations”

means the aggregate

undrawn face amounts

of all outstanding

Letters
of Credit and all unpaid Reimbursement Obligations.
“L/C Participation Fee”

is defined in Section 3.1(b).
“L/C Sublimit”

means $15,000,000,

as reduced

or otherwise

amended pursuant

to the

terms
hereof.
“Legal

Requirement”

means

any

treaty,

convention,

statute,

law,

common

law,

rule,
regulation,

ordinance,

license,

permit,

governmental

approval,

injunction,

judgment,

order,
consent decree

or other

requirement of

any governmental

authority, whether federal, state,

or local.
“Lenders”

means

and

includes

BMO

Harris

Bank

N.A.
and

the

other

Persons

listed

on
Schedule

2.1/2.2

and

any

other

Person

that

shall

have

become

party

hereto

pursuant

to

an
Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to

an

Assignment and

Assumption.

Unless the

context

requires otherwise,

the

term
“Lenders”
includes the Swingline Lender.
“Lending Office”

is defined in Section 4.7.

“Letter of Credit”

is defined in Section 2.3(a).
“LIBOR”

means,

for

an

Interest

Period

for

a

Borrowing

of

Eurodollar

Loans,

(a) the
LIBOR Index Rate

for such Interest

Period, if such

rate is available,

and (b) if the

LIBOR Index
Rate

cannot

be

determined,

the

arithmetic

average

of

the

rates

of

interest

per

annum

(rounded
upwards, if

necessary, to the nearest

1/100 of

1%) at

which deposits

in U.S.

Dollars in

immediately
available funds are offered to the

Administrative Agent at 11:00 a.m. (London, England time)

two
(2) Business Days before

the beginning of

such Interest Period

by three (3)

or more major

banks
in the interbank

euro dollar market

selected by the Administrative

Agent for delivery

on the first
day of and for a period equal to such Interest Period

and in an amount equal or comparable to the
principal amount

of the

Eurodollar Loan

scheduled to

be made

as part

of such

Borrowing, provided
that in no event shall “LIBOR” be less than 0.00%.
“LIBOR Index Rate”

means, for any

Interest Period, the

rate per annum

(rounded upwards,
if necessary, to the next higher one hundred-thousandth of a percentage point)

for deposits in U.S.
Dollars for a period equal to such Interest Period, as reported on the applicable Bloomberg screen page (or

such other

commercially available

source providing

such quotations

as may

be designated
by the

Administrative Agent

from time

to time)
as of

11:00 a.m.

(London, England

time) on

the
day two (2) Business Days before the commencement of such Interest Period.
“Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.
“Loan”

means any Revolving

Loan, Swingline Loan,

or Incremental Term

Loan (if any)
whether

outstanding

as

a

Base

Rate

Loan

or

Eurodollar

Loan

or

otherwise,

each

of

which

is

a
“type”

of Loan hereunder.
“Loan

Documents”

means

this

Agreement,

the

Notes

(if

any),

the

Applications,

the
Collateral

Documents,

the

Guaranty

Agreements,

and

each

other

instrument

or

document

to

be
delivered hereunder or thereunder or otherwise in connection therewith.
“Loan Party”

means the Borrower and each of the Guarantors.

“Marketable Securities”

means investments with a

maturity of more than

three (3) months
when

purchased

which

are

made

in

accordance

with

the

Cal-Maine

Investment

Guidelines

as
attached hereto as Schedule 1.1, as the

same may be amended from time to

time with the consent
of the Required Lenders.
“Material

Adverse

Effect”

means

(a)

a

material

adverse

change

in,

or

material

adverse
effect upon, the operations, business, or financial condition of the Borrower or of the Loan

Parties
and their Subsidiaries taken as a whole, (b) a material impairment of the ability of any

Loan Party
to perform its material
obligations under any Loan

Document or (c) a material

adverse effect upon
(i) the

legality,

validity,

binding

effect

or

enforceability

against

any

Loan

Party

of

any

Loan
Document

or

the

material

rights

and

remedies

of

the

Administrative

Agent

and

the

Lenders
thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document.

“Material Indebtedness”

means Indebtedness (other than

the Loans and Letters

of Credit),
or

obligations

in

respect

of

one

or more

Hedging Agreements,

of

any one

or

more

of

the

Loan
Parties

and

its

Subsidiaries

with

an

individual

outstanding

principal

amount

exceeding
$30,000,000.

For purposes of

determining Material Indebtedness,

the “obligations” of

any Loan
Party or any

Subsidiary in respect

of any Hedging

Agreement at any

time shall be

the maximum
aggregate

amount

(giving

effect

to

any

netting

agreements)

that

such

Loan

Party

or

such
Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
“Minimum

Collateral

Amount”

means,

at

any

time,

(a) with

respect

to

Cash

Collateral
consisting of cash

or deposit account

balances, an amount

equal to 105%

(or 100%

if such Cash
Collateral consists

of a

demand or

time deposit

account) of

the Fronting

Exposure of

all L/C

Issuers
with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount
determined by the Administrative Agent and the L/C Issuer in their sole discretion.
“Moody’s”

means Moody’s Investors Service, Inc.
“Net Cash

Proceeds”

means, as

applicable, (a) with

respect to

any Disposition

by a

Person,
cash and cash equivalent proceeds

received by or for such Person’s

account, net of (i) reasonable
direct costs relating

to such Disposition, (ii) sale,

use or other transactional

taxes paid or payable
by

such

Person

as

a

direct

result

of

such

Disposition,

and

(iii) the

amount

of

any

Indebtedness
permitted hereby

which is

secured by

a prior

perfected Lien

on the

asset subject

to such

Disposition
and is required to be

repaid in connection with such

Disposition, (b) with respect to any

Event of
Loss

of

a

Person,

cash

and

cash

equivalent

proceeds

received

by

or

for

such

Person’s

account
(whether

as

a

result

of

payments

made

under

any

applicable

insurance

policy

therefor

or

in
connection with condemnation

proceedings or otherwise),

net of reasonable

direct costs incurred
in connection with the

collection of such proceeds,

awards or other payments,

and the amount of
any Indebtedness permitted hereby which is secured by

a prior perfected Lien in the asset subject
to the

Event of

Loss and

(c) with

respect to

any offering

of equity

securities of

a Person

or the
issuance of any

Indebtedness by a

Person,

cash and cash

equivalent proceeds received

by or for
such Person’s account, net of reasonable

legal, underwriting, and other

fees and expenses incurred
as a direct result thereof.

“Net

Income”

means,

with

reference

to

any

period,

the

net

income

(or

net

loss)

of

the
Borrower and

its Subsidiaries

for such

period computed

on a

consolidated basis

in accordance

with
GAAP; provided

that there shall be excluded from

Net Income (a) the net income (or

net loss) of
any Person accrued

prior to the

date it becomes

a Subsidiary of,

or has merged

into or consolidated
with, the Borrower

or another Subsidiary, (b) the

net income (or

net loss) of

any Person (other

than
a Subsidiary) in which the Borrower or any of its Subsidiaries has an equity interest, except to the
extent of the amount of dividends or other distributions actually paid to the Borrower or any of its
Subsidiaries during such period, and (c) the undistributed earnings of any Subsidiary to the extent that the

declaration or

payment of

dividends or

similar distributions

by such

Subsidiary is

not at
the

time

permitted

by

the

terms

of

any

contractual

obligation

(other

than

under

any

Loan
Document) or requirement of law applicable to such Subsidiary.

“Net Worth”
means, at

any time

the same

is to

be determined,

total shareholder’s

equity
(including capital stock,

additional paid in

capital, and retained

earnings after deducting

treasury

stock) that would appear on the balance sheet of the

Borrower and its Subsidiaries, determined in
accordance with GAAP on a consolidated basis.
“Non-Consenting Lender”
means any

Lender that

does not

approve any

consent, waiver
or amendment that

(a) requires the approval

of all affected

Lenders in accordance

with the terms
of Section 13.3 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender”

means, at any time, each Lender that is not

a Defaulting Lender
at such time.
“Note”

and
“Notes”

each is defined in Section 2.10.
“Obligations”

means all

obligations of

the Borrower

to pay

principal and

interest on

the
Loans, all Reimbursement Obligations

owing under the Applications,

all fees and charges payable
hereunder, and all

other payment

obligations of

the Borrower

or any

other Loan

Party arising

under
or in relation to

any Loan Document, in

each case whether now

existing or hereafter arising,

due
or

to

become

due,

direct

or

indirect,

absolute

or

contingent,

and

howsoever

evidenced,

held

or
acquired.
“OFAC”
means

the

United

States

Department

of

Treasury

Office

of

Foreign

Assets
Control.
“OFAC

Event”
is defined in Section 8.15.
“OFAC

Sanctions

Programs”

means

all

laws,

regulations,

and

Executive

Orders
administered

by

OFAC,

including

without

limitation,

the

Bank

Secrecy

Act,

anti-money
laundering

laws

(including,

without

limitation,

the

Uniting

and

Strengthening

America

by
Providing

Appropriate

Tools

Required

to

Intercept

and

Obstruct

Terrorism

Act

of

2001,
Pub. L. 107-56

(a/k/a

the

USA

Patriot

Act)),

and

all

economic

and

trade

sanction

programs
administered by

OFAC,

any and

all similar

United States

federal laws,

regulations or

Executive
Orders (whether administered by OFAC or otherwise), and any similar laws, regulations or orders
adopted by any State within the United States.
“Other Connection

Taxes”
means, with

respect to

any Recipient,

Taxes imposed as a

result
of a present or former connection between such Recipient and the jurisdiction imposing such Tax
(other than

connections arising

from such

Recipient having

executed, delivered,

become a

party
to,

performed

its

obligations

under,

received

payments

under,

received

or

perfected

a

security
interest under,

engaged in

any other

transaction pursuant

to or

enforced any

Loan Document,

or
sold or assigned an interest in any Loan or Loan Document).
“Other

Taxes”

means

all

present

or

future

stamp,

court

or

documentary,

intangible,
recording, filing

or similar

Taxes

that arise

from any

payment made

under,

from the

execution,
delivery,

performance, enforcement or registration of,

from the receipt or perfection

of a security
interest under,

or otherwise with

respect to, any

Loan Document, except

any such Taxes

that are
Other Connection

Taxes

imposed with

respect to an

assignment (other than

an assignment

made
pursuant to Section 2.12).

“Participant” has the meaning assigned to such term in clause (d) of Section 13.2.
“Participant Register” has the meaning specified in clause (d) of Section 13.2.
“Participating Interest”

is defined in Section 2.3(e).
“Participating Lender”

is defined in Section 2.3(e).
“PBGC”

means

the Pension

Benefit Guaranty

Corporation or

any Person

succeeding to
any or all of its functions under ERISA.
“Percentage”
means for any

Lender its Revolver

Percentage or its

Incremental Term Loan
Percentage, as applicable.
“Permitted Acquisition”

means any Acquisition with respect to which all of the following conditions shall have been satisfied:

(a)

the Acquired Business

is in an

Eligible Line of

Business and has

its primary
operations within the United States of America;

(b)

the Acquisition shall not be a Hostile Acquisition;

(c)

the Borrower or a Subsidiary shall

be the surviving entity in any

merger to
which it is a party in connection with such Acquisition;

(d)

if a

new Subsidiary

is formed

or acquired

as a

result of

or in

connection with
the Acquisition,

the Borrower

shall have

complied with

the requirements

of Section 12.3
within 30 days of the completion thereof;

(e)

after

giving

effect

to

the

Acquisition

and

any

Credit

Event

in

connection
therewith,

no

Default

shall

exist,

including

with

respect

to

the

financial

covenants
contained in

Section 8.22 on

a pro

forma basis

(looking back

four completed

fiscal quarters
as if the Acquisition occurred

on the first day of

such period and after giving

effect to the
payment of the purchase price for the Acquired Business); and

(f)

after

giving

effect

to

the

Acquisition

and

any

Credit

Event

in

connection
therewith, the

sum of

cash and

Cash Equivalents

of the

Borrower plus

availability under
the Revolving Facility shall equal at least $50,000,000.

“Person”
means

any

natural

Person,

corporation,

limited

liability

company,

trust,

joint
venture, association, company, partnership, Governmental Authority or other entity.
“Plan”

means any employee

pension benefit plan

covered by Title IV of

ERISA or subject
to the minimum funding standards

under Section 412 of the Code

that either (a) is maintained

by
a member of

the Controlled Group

for employees of

a member of

the Controlled Group

or (b) is
maintained pursuant

to a collective

bargaining agreement

or any other

arrangement under

which

more than one

employer makes contributions

and to which

a member of

the Controlled Group

is
then making or accruing an obligation to make contributions or has within the preceding five plan
years made contributions.
“Premises”

means the real property owned or leased by any Loan Party or any Subsidiary
of a Loan Party.
“Property”

means,

as

to

any

Person,

all

types

of

real,

personal,

tangible,

intangible

or
mixed property owned by such Person whether

or not included in the most

recent balance sheet of
such Person and its subsidiaries under GAAP.
“
Qualified ECP

Guarantor
” means,

in respect

of any

Swap Obligation,

each Loan

Party
that

has

total

assets

exceeding

$10,000,000

at

the

time

the

relevant

Guarantee

or

grant

of

the
relevant security

interest becomes

effective

with respect

to such

Swap Obligation

or such

other
person as constitutes an

“eligible contract participant” under

the Commodity Exchange Act

or any
regulations promulgated

thereunder and

can cause

another person

to qualify

as an

“eligible contract
participant”

at

such

time

by

entering

into

a

keepwell

under

Section 1a(18)(A)(v)(II)

of

the
Commodity Exchange Act.

“RCRA”

means the Solid Waste Disposal Act, as amended by the

Resource Conservation
and

Recovery

Act

of

1976

and

Hazardous

and

Solid

Waste

Amendments

of

1984,
42 U.S.C. §§ 6901 et seq. , and any future amendments.
“Recipient
” means (a)

the Administrative

Agent, (b) any

Lender, and

(c) any L/C

Issuer,
as applicable.
“Register”

is defined in Section 13.2(c).
“Reimbursement Obligation”

is defined in Section 2.3(c).
“Related

Parties”
means,

with

respect

to

any

Person,

such

Person’s

Affiliates

and

the
partners,

directors, officers,

employees,

agents, trustees,

administrators, managers,

advisors

and
representatives of such Person and of such Person’s Affiliates.
“Release”

means

any

spilling,

leaking,

pumping,

pouring,

emitting,

emptying,
discharging,

injecting,

escaping,

leaching,

migrating,

dumping,

or

disposing

into

the

indoor

or
outdoor

environment,

including,

without

limitation,

the

abandonment

or

discarding

of

barrels,
drums, containers,

tanks or

other receptacles

containing or

previously containing any

Hazardous
Material.
“Required

Lenders”
means,

at

any

time,

Lenders

having

Total

Credit

Exposures
representing (a)

if there

are

2 or

less Lenders,

all of

the Lenders,

and (b) if

there are

3 or

more
Lenders, 50.0% or

more of the

Total

Credit Exposures of

all Lenders.

To

the extent provided

in
the last

paragraph of

Section 13.3, the

Total

Credit Exposure

of any

Defaulting Lender

shall be
disregarded in determining Required Lenders at any time.

“Responsible Officer”

of any person

means any executive

officer or

Financial Officer

of
such Person and any other officer, general partner or managing member or similar official thereof with

responsibility

for

the

administration

of

the

obligations

of

such

person

in

respect

of

this
Agreement whose signature

and incumbency shall

have been certified

to the Administrative

Agent
on or

after

the Closing

Date pursuant

to an

incumbency certificate

of the

type contemplated

by
Section 7.2.
“Revolver

Percentage”

means,

for

each

Lender,

the

percentage

of

the

total

Revolving
Credit

Commitments

represented

by

such

Lender’s

Revolving

Credit

Commitment

or,

if

the
Revolving

Credit

Commitments

have

been

terminated

or

expired,

the

percentage

of

the

total
Revolving Credit Exposure then outstanding held by such Lender.
“Revolving Facility”

means the credit facility for making Revolving Loans

and Swingline
Loans and issuing Letters of Credit described in Sections 2.1, 2.2 and 2.3.

“Revolving Credit

Commitment”

means, as

to any Lender,

the obligation

of such

Lender
to make

Revolving Loans

and to

participate in

Swingline Loans

and Letters

of Credit

issued for
the account

of the

Borrower hereunder

in an

aggregate principal

or face

amount at

any one

time
outstanding not to exceed

the amount set forth

opposite such Lender’s

name on Schedule 2.1/2.2
attached hereto

and made

a part

hereof, as

the same

may be

reduced or

modified at

any time

or
from time to

time pursuant to

the terms hereof

(including, without limitation,

Section 2.15 hereof).

The Borrower and the

Lenders acknowledge and agree

that the Revolving Credit

Commitments of
the Lenders aggregate $250,000,000 on the Closing Date.
“Revolving Credit Exposure”
means, as to any Lender

at any time, the aggregate

principal
amount at

such time

of its

outstanding Revolving

Loans and

such Lender’s

participation in

L/C
Obligations and Swingline Loans at such time.
“Revolving Credit

Termination

Date”

means November

15, 2026

or such

earlier date

on
which the

Revolving Credit

Commitments are

terminated in

whole pursuant

to Section 2.11,

9.2
or 9.3.
“Revolving Loan”
is defined in Section 2.1 and, as so defined, includes a

Base Rate Loan
or a Eurodollar Loan, each of which is a “type”

of Revolving Loan hereunder.
“Revolving Note”

is defined in Section 2.10.
“S&P”

means Standard & Poor’s Ratings

Services Group, a Standard & Poor’s Financial
Services LLC business.
“SEC”

means the United States Securities and Exchange Commission.
“Secured

Obligations”

means

the

Obligations,

Hedging

Liability,

and

Bank

Product
Obligations, in each case

whether now existing or

hereafter arising, due or

to become due, direct
or

indirect,

absolute

or

contingent,

and

howsoever

evidenced,

held

or

acquired

(including

all
interest, costs,

fees, and charges

after the

entry of an

order for

relief against

any Loan Party

in a

case

under

the

United

States

Bankruptcy

Code

or

any

similar

proceeding,

whether

or

not

such
interest, costs,

fees and

charges would

be an

allowed claim

against such

Loan Party

in any

such
proceeding);
provided,

however,

that,

with

respect

to

any

Guarantor,

Secured

Obligations
Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.
“Securities Act” means the United States Securities Act of 1933.
“Security Agreement”

means that certain Security

Agreement dated as of

July 10, 2018, as
amended

and

reaffirmed

by

that

certain

Reaffirmation,

Modification

and

Omnibus

Joinder
Agreement dated

as of

the date hereof

among the Loan

Parties and

the Administrative

Agent, as
the same may be amended, modified, amended and restated, supplemented or otherwise modified from time to time.
“Subsidiary”

means,

as

to

any

particular

parent

corporation

or

organization,

any

other
corporation or organization more

than 50% of

the outstanding Voting

Stock of which

is at the

time
directly

or

indirectly

owned

by

such

parent

corporation

or

organization

or

by

any

one

or

more
other entities

which are

themselves subsidiaries

of such

parent corporation

or organization.

Unless
otherwise expressly

noted herein,

the term
“Subsidiary”

means a

Subsidiary of

the Borrower

or
of any of its direct or indirect Subsidiaries.
“ Swap Obligation
” means, with respect

to any Guarantor, any obligation

to pay or perform
under

any

agreement,

contract

or

transaction

that

constitutes

a

“swap”

within

the

meaning

of
Section 1a(47) of the Commodity Exchange Act.

“Sweep Depositary”

shall have

the meaning

set forth

in the

definition of

Sweep to

Loan
Arrangement.
“Sweep to Loan Arrangement”

means a cash management arrangement established by the
Borrower

with

the

Swingline

Lender

or

an

Affiliate

of

the

Swingline

Lender,

as

depositary

(in
such

capacity,

the
“Sweep Depositary”
),

pursuant to

which the

Swingline Lender

is authorized
(a) to make

advances of

Swingline Loans

hereunder,

the proceeds

of which

are deposited

by the
Swing Lender into a designated

account of the Borrower

maintained at the Sweep Depositary, and
(b) to

accept

as

prepayments

of

the

Swingline

Loans

hereunder

proceeds

of

excess

targeted
balances

held

in

such

designated

account

at

the

Sweep

Depositary,

which

cash

management
arrangement is

subject to

such agreement(s) and

on such

terms acceptable to

the Sweep Depositary
and the Swing Lender.
“Swingline”
means the credit facility for

making one or more

Swingline Loans described
in Section 2.2.

“Swingline

Lender”

means

BMO

Harris

Bank

N.A.,

in

its

capacity

as

the

Lender

of
Swingline Loans

hereunder,

or any

successor Lender

acting in

such capacity

appointed pursuant
to Section 13.2.
“Swingline Lender’s

Quoted Rate”

is defined in Section 2.2(b).

“Swingline Sublimit”

means $15,000,000, as reduced pursuant to the terms hereof.
“Swingline Loan” and “Swingline Loans”

each is defined in Section 2.2(b).
“Swing Note”

is defined in Section 2.10.
“Tangible

Net Worth
” means total

shareholder’s equity that

would appear on

the balance
sheet of the

Borrower and

its Subsidiaries

minus the

sum of

(a) all

assets which

would be

classified
as

intangible

assets

under

GAAP,

including,

without

limitation,

goodwill,

patents,

trademarks,
trade

names,

copyrights,

franchises

and

deferred

charges

(including,

without

limitation,
unamortized debt

discount and

expense, organization costs

and deferred

research and

development
expense)

and

similar

assets,

and

(b)

the

write

up

of

assets

above

cost

(other

than

marketable
securities); provided,

however, that intangible

assets shall

not include

prepaid expenses

(including,
without

limitation,

prepaid

insurance,

software

licenses

and

support

agreements,

consulting
contracts

and

prepaid

financing

fees)

carried

on

the

consolidated

balance

sheet,

in

each

case
determined on a consolidated basis in accordance with GAAP.
“Taxes”

means all

present or

future taxes,

levies, imposts,

duties, deductions,

withholdings
(including backup withholding),

assessments, fees or

other charges imposed by

any Governmental
Authority, including any interest, additions to tax or penalties applicable thereto.
“Total

Capitalization”

means,

at

any time

the same

is

to

be determined,

the

sum

of

(a)
Total Funded Debt and (b) Net Worth.
“Total

Credit Exposure”
means, as to any

Lender at any time,

the unused Commitments,
Revolving Credit Exposure, and Incremental Term Loans (if any) of such Lender at such time.
“Total Funded Debt”

means, at

any time

the same

is to

be determined,

the sum

(but without
duplication) of (a) all Indebtedness of the Borrower and

its Subsidiaries at such time described in
clauses (a)

through

(f),

both

inclusive,

of

the

definition

thereof,

and

(b) all

Indebtedness

of

any
other Person which is directly or indirectly Guaranteed by the Borrower or any of its Subsidiaries
or which

the Borrower

or any

of its

Subsidiaries has

agreed (contingently

or otherwise)

to purchase
or otherwise acquire or

in respect of which

the Borrower or any

of its Subsidiaries has

otherwise
assured a creditor against loss.
“Total Funded Debt to Capitalization Ratio”

means, as of

the last day

of any fiscal

quarter
of the Borrower,

the ratio of (a) Total

Funded Debt of the Borrower and

its Subsidiaries as of the
last day of such fiscal quarter

to (b) Total Capitalization of the Borrower and its Subsidiaries as of
the last day of such fiscal quarter.
“Unfunded

Vested

Liabilities”
means,

for

any

Plan

at

any

time,

the

amount

(if

any)

by
which the present value of all

vested nonforfeitable accrued benefits under such Plan

exceeds the
fair market

value of

all Plan

assets allocable

to such

benefits, all

determined as

of the

then most
recent valuation

date for

such Plan,

but only

to the

extent that

such excess

represents a

potential
liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

“U.S. Dollars”

and
“$”

each means the lawful currency of the United States of America.
“U.S.

Person”
means

any

Person

that

is

a

“United

States

Person”

as

defined

in
Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate”
has the

meaning assigned

to such

term in

subsection (f)
of Section 4.1.
“Voting

Stock”

of any Person means capital stock or

other equity interests of any class or
classes (however designated) having ordinary power

to vote as prescribed for such

class of capital
stock or equity

interest for the

election of directors

or other similar

governing body of

such Person,
other than stock or other equity interests having

such power only by reason of the happening

of a
contingency.
“Welfare

Plan”

means a “welfare plan” as defined in Section 3(1) of ERISA.
“Wholly-owned Subsidiary”

means a Subsidiary

of which all

of the issued

and outstanding
shares of capital stock (other

than directors’ qualifying shares as

required by law) or other

equity
interests are

owned by

the Borrower

and/or one

or more

Wholly-owned Subsidiaries

within the
meaning of this definition.
“Withholding Agent”

means any Loan Party and the Administrative Agent.
“Write-Down

and

Conversion

Powers”

means,

with

respect

to

any

EEA

Resolution
Authority, the write-down and conversion powers of such

EEA Resolution Authority from

time to
time under

the Bail-In

Legislation for

the applicable

EEA Member

Country,

which write-down
and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.2. Interpretation.

The foregoing

definitions are

equally applicable

to both

the
singular and plural

forms of the

terms defined.

Whenever the context

may require, any

pronoun
shall

include

the

corresponding

masculine,

feminine

and

neuter

forms.

The

words

“include,”
“includes”

and

“including”

shall

be

deemed

to

be

followed

by

the

phrase

“without

limitation.”

The

word

“will”

shall

be

construed

to

have

the

same

meaning

and

effect

as

the

word

“shall.”

Unless

the

context

requires

otherwise

(a) any

definition

of

or

reference

to

any

agreement,
instrument or other document herein shall

be construed as referring to such

agreement, instrument
or other document as from time to time amended,

supplemented or otherwise modified (subject to
any

restrictions

on

such

amendments,

supplements

or

modifications

set

forth

herein),

(b)

any
reference herein to any Person shall be

construed to include such Person’s successors and assigns,
(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer

to this

Agreement in

its entirety

and not

to any

particular provision

hereof, (d)

all references
herein

to

Articles,

Sections,

Exhibits

and

Schedules

shall

be

construed

to

refer

to

Articles

and
Sections

of,

and

Exhibits

and

Schedules

to,

this

Agreement,

(e)

any

reference

to

any

law

or
regulation

herein

shall,

unless

otherwise

specified,

refer

to

such

law

or

regulation

as

amended,
modified

or supplemented

from

time to

time,

and (f)

the words

“asset” and

“property” shall

be
construed to have the same

meaning and effect and

to refer to any and

all tangible and intangible
assets and

properties, including

cash, securities,

accounts and

contract

rights.

All references

to

time of day herein are references to

Chicago, Illinois, time unless otherwise specifically provided.

Where the character or amount of

any asset or liability or item

of income or expense is required

to
be determined or any

consolidation or other accounting

computation is required to

be made for

the
purposes

of

this

Agreement,

it

shall

be

done

in

accordance

with

GAAP,

except

where

there

is
variation from GAAP as currently reflected

under the current financial statements as consistently
applied

and

except

where

such

principles

are

inconsistent

with

the

specific

provisions

of

this
Agreement.

Section 1.3.

Change in Accounting Principles
.

If, after the date of this

Agreement, there
shall occur

any change

in GAAP

from those

used in

the preparation

of the

financial statements
referred to in Section 6.5 and such change

shall result in a change in the method

of calculation of
any

financial

covenant,

standard

or

term

found

in

this

Agreement,

either

the

Borrower

or

the
Required Lenders

may by

notice to

the Lenders

and the

Borrower,

respectively,

require that

the
Lenders and the Borrower

negotiate in good faith to

amend such covenants, standards, and

terms
so as equitably

to reflect

such change in

accounting principles,

with the desired

result being

that
the criteria for evaluating the financial condition of

the Borrower and its Subsidiaries shall be the
same as if such change had not been made.

No delay by the Borrower or the Required Lenders in
requiring such negotiation

shall limit their

right to so

require such a

negotiation at any time

after
such a change in accounting principles.

Until any such covenant, standard, or term is amended in
accordance with this

Section, financial covenants

shall be computed

and determined in

accordance
with GAAP

in effect prior

to such

change in

accounting principles.

Without limiting

the generality
of

the

foregoing,

the

Borrower

shall

neither

be

deemed

to

be

in

compliance

with

any

financial
covenant hereunder nor

out of compliance

with any financial

covenant hereunder if

such state of
compliance

or

noncompliance,

as

the

case

may

be,

would

not

exist

but

for

the

occurrence

of

a
change in accounting principles after the date hereof.

Section 1.4.

Divisions
.

For all

purposes under

the Loan

Documents, in

connection with
any division

or plan

of division

under Delaware

law (or

any comparable

event under

a different
jurisdiction’s laws): (a) if

any asset, right, obligation or liability of any Person becomes the asset,
right, obligation or liability of a different Person, then it shall be deemed to have been transferred
from the original

Person to the

subsequent Person, and

(b) if any

new Person comes

into existence,
such new Person

shall be deemed

to have been

organized on

the first date

of its existence

by the
holders of its equity interests at such time.
S
ECTION

2.

T
HE
R
EVOLVING
F
ACILITY
Section 2.1.

Revolving Facility.

Subject to the terms and conditions hereof, each Lender,
by its

acceptance hereof,

severally agrees

to make

a loan

or loans

(individually a
“Revolving Loan”
and collectively for all the Lenders the “Revolving Loans” ) in U.S. Dollars to the Borrower from time

to

time

on

a

revolving

basis

up

to

the

amount

of

such

Lender’s

Revolving

Credit
Commitment, subject to any reductions

thereof pursuant to the terms

hereof, before the Revolving
Credit

Termination

Date.

The

sum

of

the

aggregate

principal

amount

of

Revolving

Loans,
Swingline

Loans,

and

L/C

Obligations

at

any

time

outstanding

shall

not

exceed

the

Revolving
Credit Commitments

in effect

at such

time.

Each Borrowing

of Revolving

Loans shall

be made
ratably

by

the

Lenders

in

proportion

to

their

respective

Revolver

Percentages.

As

provided

in
Section 2.6(a), the

Borrower may

elect that

each Borrowing

of Revolving

Loans be

either Base

Rate Loans

or Eurodollar

Loans.

Revolving Loans

may be

repaid and

the principal

amount thereof
reborrowed

before

the

Revolving

Credit

Termination

Date,

subject

to

the

terms

and

conditions
hereof.
Section 2.2 Swingline Loans.

(a)
Generally
.

Subject to the terms and conditions hereof,
as part of

the Revolving Facility,

the Swingline Lender may,

in its sole

discretion, make loans in
U.S. Dollars

to

the

Borrower

under

the

Swingline

(individually

a
“Swingline

Loan”

and
collectively

the
“Swingline

Loans”
)

which

shall

not

in

the

aggregate

at

any

time

outstanding
exceed

the

Swingline

Sublimit.

Swingline

Loans

may

be

availed

of

from

time

to

time

and
borrowings thereunder may

be repaid and

used again during

the period

ending on the

Revolving
Credit

Termination

Date.

Each Swingline

Loan shall

be in

a minimum

amount

of $150,000

or
such greater

amount which

is an

integral multiple

of $100,000.

Each Swingline

Loan shall

bear
interest until maturity

(whether by acceleration or

otherwise) at a

rate per annum equal

to (x) the
rate per annum for Base Rate Loans under the Revolving Facility as from time to time in effect or
(y) the Swingline

Lender’s Quoted Rate

(computed on

the basis

of a

year of

360 days for

the actual
number

of

days

elapsed).

Interest

on

each

Swingline

Loan

shall

be

due

and

payable

by

the
Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(b)

Requests

for

Swingline

Loans
.

The

Borrower

shall

give

the

Administrative

Agent
prior notice

(which may

be written

or oral)

no later

than 12:00 Noon

(Chicago time)

on the

date
upon which

the Borrower

requests that

any Swingline

Loan be

made, of

the amount

and date

of
such Swingline

Loan, and,

if applicable,

the Interest

Period requested

therefor.

The Administrative
Agent shall promptly advise

the Swingline Lender of

any such notice received

from the Borrower.

Thereafter,

the

Swingline

Lender

shall

notify

the

Administrative

Agent

(who

shall

thereafter
promptly notify the Borrower) whether or

not it has elected to make

such Swingline Loan.

If the
Swingline Lender

agrees to make

such Swingline Loan,

it may in

its discretion quote

an interest
rate to

the Borrower

at which

the Swingline

Lender would

be willing

to make

such Swingline

Loan
available to

the Borrower

for the

Interest Period

so requested

(the rate

so quoted

for a

given Interest
Period

being

herein

referred

to

as
“Swingline

Lender’s

Quoted

Rate”
).

The

Borrower
acknowledges

and

agrees

that

the

interest

rate

quote

is

given

for

immediate

and

irrevocable
acceptance.

If the Borrower does not so immediately accept the Swingline Lender’s Quoted Rate for the

full amount

requested by

the Borrower

for such

Swingline Loan,

the Swingline

Lender’s
Quoted Rate shall be

deemed immediately withdrawn.

If the Swingline Lender’s

Quoted Rate is
not accepted

or otherwise

does not

apply,

such Swingline

Loan shall

bear interest

at the

rate per
annum for Base

Rate Loans under

the Revolving Facility

as from time

to time in

effect.

Subject
to the terms and

conditions hereof, the proceeds

of each Swingline Loan

extended to the Borrower
shall

be

deposited

or

otherwise

wire

transferred

to

the

Borrower’s

Designated

Disbursement
Account or as the

Borrower, the

Administrative Agent, and the

Swingline Lender may otherwise
agree.

Anything contained

in the

foregoing to

the contrary

notwithstanding, the

undertaking of
the Swingline Lender to make Swingline Loans shall be subject to all of the terms and conditions
of

this

Agreement

(provided

that

the

Swingline

Lender

shall

be

entitled

to

assume

that

the
conditions precedent to

an advance of

any Swingline

Loan have been

satisfied unless notified

to
the contrary by the Administrative Agent or the Required Lenders).

(c)
Refunding Swingline Loans
.

In its sole

and absolute discretion,

the Swingline Lender
may at

any time,

on behalf

of the

Borrower (which

hereby irrevocably

authorizes the

Swingline

Lender

to

act

on

its

behalf

for

such

purpose)

and

with

notice

to

the

Borrower

and

the
Administrative Agent, request each Lender to make a Revolving

Loan in the form of a Base Rate
Loan in

an amount

equal to

such Lender’s

Revolver Percentage

of the

amount of

the Swingline
Loans outstanding

on the date

such notice

is given

(which Loans

shall thereafter

bear interest

as
provided for

in Section

2.4(a)).

Unless an

Event of

Default described

in Section 9.1(j)

or 9.1(k)
exists with respect to

the Borrower, regardless of the existence

of any other Event

of Default, each
Lender shall

make the

proceeds of

its requested

Revolving Loan

available to

the Administrative
Agent

for

the

account

of

the

Swingline

Lender),

in

immediately

available

funds,

at

the
Administrative

Agent’s

office

in

Chicago,

Illinois

(or

such

other

location

designated

by

the
Administrative Agent), before 12:00 Noon (Chicago time) on the Business Day following the day
such

notice

is

given.

The

Administrative

Agent

shall

promptly

remit

the

proceeds

of

such
Borrowing to the Swingline Lender to repay the outstanding Swingline Loans.

(d)
Participation in Swingline Loans.

If any Lender refuses or otherwise fails to make a
Revolving

Loan

when

requested

by

the

Swingline

Lender

pursuant

to

Section 2.2(b)

above
(because

an

Event

of

Default

described

in

Section 9.1(j)

or

9.1(k)
exists

with

respect

to

the
Borrower or

otherwise), such

Lender will,

by the

time and

in the

manner such

Revolving Loan
was

to

have

been

funded

to

the

Swingline

Lender,

purchase

from

the

Swingline

Lender

an
undivided

participating

interest

in

the

outstanding

Swingline

Loans

in

an

amount

equal

to

its
Revolver Percentage of the

aggregate principal amount of

Swingline Loans that were

to have been
repaid with

such Revolving

Loans.

From and

after the

date of

any such

purchase, the

parties hereto
hereby acknowledge and agree that

such Swingline Loans shall thereafter bear

interest at the rate
for such

Swingline Loan

as determined

in accordance

with Section

2.2(b) hereof.

Each Lender
that

so

purchases

a

participation

in

a

Swingline

Loan

shall

thereafter

be

entitled

to

receive

its
Revolver Percentage of each payment of principal received on the Swingline Loan and of interest received

thereon

accruing

from

the

date

such

Lender

funded

to

the

Swingline

Lender

its
participation

in

such

Loan.

The

several

obligations

of

the

Lenders

under

this

Section

shall

be
absolute, irrevocable, and unconditional under

any and all circumstances

whatsoever and shall not
be subject to any set-off, counterclaim or defense

to payment which any Lender may

have or have
had against the

Borrower, any other Lender, or any

other Person whatsoever.

Without limiting the
generality

of

the

foregoing,

such

obligations

shall

not

be

affected

by

any

Default

or

by

any
reduction or termination of the Commitments

of any Lender, and each payment made by a

Lender
under

this

Section

shall

be

made

without

any

offset,

abatement,

withholding,

or

reduction
whatsoever.

(e)
Sweep to Loan Arrangement
.

So long as a

Sweep to Loan Arrangement

is in effect,
and subject

to the

terms and

conditions thereof,

Swingline Loans

may be

advanced and

prepaid
hereunder

notwithstanding

any

notice,

minimum

amount,

or

funding

and

payment

location
requirements

hereunder

for

any

advance

of

Swingline

Loans

or

for

any

prepayment

of

any
Swingline Loans.

The making of

any such Swingline

Loans shall otherwise

be subject to

the other
terms

and

conditions

of

this

Agreement.

The

Swingline

Lender

shall

have

the

right

in

its

sole
discretion to suspend or terminate the making and/or

prepayment of Swingline Loans pursuant to
such Sweep to Loan

Arrangement with notice to

the Sweep Depositary and

the Borrower (which
may be provided on a same-day basis), whether

or not any Default exists.

The Swingline Lender
shall not be

liable to the

Borrower or any

other Person for

any losses directly

or indirectly resulting
from events beyond

the Swingline

Lender’s reasonable

control, including without

limitation any

interruption of communications or

data processing services or

legal restriction or for

any special,
indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.
Section 2.3.

Letters of Credit.

(a)
General Terms.

Subject to the terms and conditions hereof, as part of the Revolving
Facility,

the

L/C Issuer

shall

issue

standby

and

commercial

letters

of

credit

(each

a
“Letter

of
Credit”
) for the account of

the Borrower
or for the account of

the Borrower and one or

more of its
Subsidiaries
in an aggregate undrawn

face amount up to

the L/C Sublimit.

Each Letter of Credit
shall be issued

by the L/C Issuer,

but each Lender

shall be obligated

to reimburse the

L/C Issuer
for such

Lender’s Revolver

Percentage of

the amount

of each

drawing thereunder

and, accordingly,
Letters of Credit

shall constitute usage

of the Revolving

Credit Commitment of

each Lender pro
rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

(b)
Applications.

At

any

time

before

the

Revolving

Credit

Termination

Date,

the
L/C Issuer shall,

at the

request of

the Borrower, issue

one or

more Letters

of Credit
in U.S. Dollars,
in a form satisfactory

to the L/C Issuer, with expiration dates

no later than the

earlier of 12 months
from

the

date

of

issuance

(or

which

are

cancelable

not

later

than

12 months

from

the

date

of
issuance and each renewal) or thirty (30) days prior to the

Revolving Credit Termination

Date, in
an aggregate face

amount as set

forth above, upon

the receipt of

an application duly

executed by
the

Borrower

and,

if

such

Letter

of

Credit

is

for

the

account

of

one

of

its

Subsidiaries,

such
Subsidiary
for

the

relevant

Letter

of

Credit

in

the

form

then

customarily

prescribed

by

the
L/C Issuer for the

Letter of Credit

requested (each an
“Application”
).

The Borrower agrees

that
if

on

the

Revolving

Credit

Termination

Date

any

Letters

of

Credit

remain

outstanding

the
Borrower

shall

then

deliver

to

the

Administrative

Agent,

without

notice

or

demand,

Cash
Collateral

in

an

amount

equal

to

105%

of

the

aggregate

amount

of

each

Letter

of

Credit

then
outstanding (which

shall be

held by

the Administrative

Agent pursuant

to the

terms of

Section 9.4).

Notwithstanding anything contained

in any Application

to the contrary:

(i) the Borrower shall

pay
fees in

connection with

each Letter

of Credit

as set

forth in

Section 3.1, (ii) except

as otherwise
provided herein or in

Sections 2.8, 2.13 or 2.14, unless

an Event of Default exists,

the L/C Issuer
will not call for the funding by the Borrower

of any amount under a Letter of Credit before

being
presented with

a drawing

thereunder,

and (iii) if

the L/C Issuer

is not

timely reimbursed

for the
amount

of

any

drawing

under

a

Letter

of

Credit

on

the

date

such

drawing

is

paid,

except

as
otherwise provided for

in Section 2.6(c), the

Borrower’s obligation to

reimburse the L/C Issuer

for
the amount of such drawing shall bear interest (which the

Borrower hereby promises to pay) from
and

after

the date

such

drawing

is

paid

at

a

rate

per

annum equal

to

the sum

of

the Applicable
Margin plus the Base

Rate from time to time

in effect (computed on

the basis of a year

of 365 or
366 days, as the case may be,

and the actual number of

days elapsed).

If the L/C Issuer issues any
Letter of Credit with an expiration date that is automatically extended unless the

L/C Issuer gives
notice that the expiration date will not so extend beyond its then scheduled expiration date, unless
the Administrative

Agent or

the Required

Lenders instruct

the L/C Issuer

otherwise, the

L/C Issuer
will give

such notice

of non-renewal

before the

time necessary

to prevent

such automatic

extension
if before such required

notice date:

(i) the expiration date of

such Letter of Credit

if so extended
would

be

after

the

Revolving

Credit

Termination

Date,

(ii) the

Revolving

Credit

Commitments
have been terminated,

or (iii) an Event

of Default exists

and either the

Administrative Agent or

the
Required Lenders (with

notice to the

Administrative Agent) have

given the L/C Issuer

instructions

not to

so permit

the extension

of the

expiration date

of such

Letter of

Credit.

The L/C Issuer

agrees
to issue amendments to the

Letter(s) of Credit increasing the

amount, or extending the expiration
date, thereof

at the

request of

the Borrower

subject to

the conditions

of Section 7

and the

other
terms of this Section.

(c)
The

Reimbursement

Obligations.

Subject

to

Section 2.3(b),

the

obligation

of

the
Borrower to reimburse the

L/C Issuer for all drawings

under a Letter of

Credit (a
“Reimbursement
Obligation”
)

shall

be

governed

by

the

Application

related

to

such

Letter

of

Credit,

except

that
reimbursement shall be made (i) by no later than 2:00 p.m. (Chicago time) on the date when each
drawing is to be

paid if the Borrower

has been informed of such

drawing by the L/C Issuer

on or
before 10:00 a.m. (Chicago

time) on the

date when such

drawing is to

be paid

and the Borrower
has notified the Administrative Agent by

1:00 p.m. (Chicago time) on

such date that the Borrower
will reimburse the L/C Issuer

on the date each such drawing

is to be paid, or (ii) if

notice of such
drawing is given to the Borrower

after 10:00 a.m. (Chicago time) on the

date when such drawing
is to

be paid

or if

the Borrower

fails to

notify the

Administrative Agent

by 1:00

p.m. (Chicago
time) on such date that the Borrower will reimburse the L/C Issuer on the date each such drawing is to be paid, by no later than 12:00

Noon (Chicago time) on the following Business Day,

in each
case,

in

immediately

available

funds

at

the

Administrative Agent’s

principal

office

in

Chicago,
Illinois, or such other

office as the Administrative

Agent may designate in

writing to the Borrower
(who shall thereafter cause to

be distributed to the L/C Issuer

such amount(s) in like funds).

If the
Borrower does not

make any such

reimbursement payment on

the date due

and the Participating
Lenders fund their

participations therein in

the manner set

forth in Section 2.3(e)

below,

then all
payments

thereafter

received

by

the

Administrative

Agent

in

discharge

of

any

of

the

relevant
Reimbursement Obligations shall be distributed in accordance with Section 2.3(e) below.

(d)
Obligations Absolute.

The Borrower’s obligation to reimburse L/C

Obligations shall
be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant

Application under any and all circumstances

whatsoever
and

irrespective

of

(i) any

lack

of

validity

or

enforceability

of

any

Letter

of

Credit

or

this
Agreement, or

any term

or provision

therein, (ii) any

draft or

other document

presented under

a
Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect,

(iii) payment by the L/C Issuer under a Letter of

Credit
against presentation

of a

draft or

other document

that does

not strictly

comply with

the terms

of
such Letter of

Credit, or (iv) any

other event or

circumstance whatsoever,

whether or not

similar
to

any

of

the

foregoing,

that

might,

but

for

the

provisions

of

this

Section,

constitute

a

legal

or
equitable discharge of,

or provide a right

of setoff against,

the Borrower’s obligations hereunder.
None

of

the

Administrative

Agent,

the

Lenders,

or

the

L/C Issuer

shall

have

any

liability

or
responsibility by reason of or in connection

with the issuance or transfer of

any Letter of Credit or
any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred

to

in

the

preceding

sentence),

or

any

error,

omission,

interruption,

loss

or

delay

in
transmission or

delivery of

any draft,

notice or other

communication under

or relating to

any Letter
of

Credit

(including

any

document

required

to

make

a

drawing

thereunder),

any

error

in
interpretation of technical terms or

any consequence arising from causes

beyond the control of the
L/C Issuer; provided

that

the

foregoing

shall

not

be

construed

to

excuse

the

L/C Issuer

from
liability to

the Borrower

to the

extent of

any direct

damages (as

opposed to

consequential damages,
claims in

respect of

which are

hereby waived

by the

Borrower and

each other

Loan Party

to the

extent permitted by applicable

law) suffered by the Borrower

or any Loan Party

that are caused by
the

L/C Issuer’s

failure

to

exercise

care

when

determining

whether

drafts

and

other

documents
presented

under a

Letter of

Credit comply

with the

terms thereof.

The parties

hereto expressly
agree that, in

the absence of

gross negligence or

willful misconduct on

the part of

the L/C Issuer
(as

determined

by

a

court

of

competent

jurisdiction

by

final

and

nonappealable

judgment),

the
L/C Issuer shall be

deemed to have

exercised care in

each such determination.

In furtherance of
the

foregoing and

without

limiting

the

generality

thereof,

the

parties

agree

that,

with respect

to
documents presented which appear on their face to be in substantial compliance with the terms of a Letter of

Credit, the

L/C Issuer may, in its

reasonable discretion,

either accept

and make payment
upon such documents

without responsibility for

further investigation, or

refuse to accept

and make
payment upon

such documents

if such

documents are

not in

strict compliance

with the

terms of
such Letter of Credit.

(e)
The Participating Interests.

Each Lender (other than the Lender acting as

L/C Issuer
in issuing

the relevant

Letter of

Credit), by

its acceptance

hereof, severally

agrees to

purchase from
the

L/C Issuer,

and

the

L/C Issuer

hereby

agrees

to

sell

to

each

such

Lender

(a
“Participating
Lender”
), an undivided percentage

participating interest (a
“Participating Interest”)
, to the

extent
of its Revolver

Percentage, in each

Letter of Credit

issued by, and each

Reimbursement Obligation
owed to, the L/C Issuer.

Upon any failure by the Borrower

to pay any Reimbursement Obligation
at

the

time

required

on

the

date

the

related

drawing

is

to

be

paid,

as

set

forth

in

Section 2.3(c)
above, or if

the L/C Issuer is

required at any

time to return

to the Borrower

or to a

trustee, receiver,
liquidator,

custodian

or

other

Person

any

portion

of

any

payment

of

any

Reimbursement
Obligation, each Participating

Lender shall, not

later than the

Business Day it

receives a certificate
in the form of

Exhibit A hereto from the

L/C Issuer (with a copy

to the Administrative Agent)

to
such

effect,

if

such

certificate

is

received

before

1:00 p.m.

(Chicago

time),

or

not

later

than
1:00 p.m.

(Chicago

time)

the

following

Business

Day,

if

such

certificate

is

received

after

such
time, pay to

the Administrative

Agent for the

account of the

L/C Issuer an amount

equal to such
Participating

Lender’s

Revolver

Percentage

of

such

unpaid

or

recaptured

Reimbursement
Obligation together with

interest on such

amount accrued from

the date the

related payment was
made

by

the

L/C Issuer

to

the

date

of

such

payment

by

such

Participating

Lender

at

a

rate

per
annum equal to:

(i) from the date the related payment was made by

the L/C Issuer to the date two
(2) Business Days after

payment by such

Participating Lender is

due hereunder,

at the greater

of
the

Federal

Funds

Rate

and

a

rate

determined

by

the

Administrative

Agent

in

accordance

with
banking

industry

rules

on interbank

compensation

for

each

such day

and

(ii) from

the date

two
(2) Business Days

after the

date such

payment is

due from

such Participating

Lender to

the date
such payment

is made

by such

Participating

Lender,

the Base

Rate in

effect

for

each such

day.

Each such

Participating Lender

shall thereafter

be entitled

to receive

its Revolver

Percentage of
each payment

received in

respect of

the relevant

Reimbursement Obligation

and of

interest paid
thereon, with the L/C Issuer retaining its

Revolver Percentage thereof as a

Lender hereunder.

The
several

obligations

of

the

Participating

Lenders

to

the

L/C Issuer

under

this

Section

shall

be
absolute, irrevocable, and unconditional under

any and all circumstances

whatsoever and shall not
be subject to any set-off, counterclaim or

defense to payment which any

Participating Lender may
have or

have had

against the

Borrower, the

L/C Issuer, the

Administrative Agent,

any Lender

or
any other

Person whatsoever.

Without limiting

the generality

of the

foregoing, such

obligations
shall not be affected by any

Default or by any reduction

or termination of any

Commitment of any

Lender, and each payment by a Participating Lender under this Section shall be made without any
offset, abatement, withholding or reduction whatsoever.

(f)
Indemnification.

The

Participating

Lenders

shall,

to

the

extent

of

their

respective
Revolver Percentages,

indemnify the

L/C Issuer (to

the extent

not reimbursed

by the

Borrower)
against any cost, expense (including

reasonable counsel fees and disbursements),

claim, demand,
action, loss

or liability

(except such

as result

from such

L/C Issuer’s gross

negligence or

willful
misconduct

as

determined

by

a

court

of

competent

jurisdiction

by

final

and

nonappealable
judgment) that

the L/C Issuer

may suffer

or incur

in connection

with any

Letter of

Credit issued
by it.

The obligations of the

Participating Lenders under this subsection

(f) and all other parts

of
this Section shall survive termination of this Agreement and of all Applications,

Letters of Credit,
and all drafts and other documents presented in connection with drawings thereunder.

(g)
Manner of

Requesting a

Letter of

Credit.

The Borrower

shall provide

at least

five
(5) Business

Days’

advance

written

notice

to

the

Administrative

Agent

of

each

request

for

the
issuance of a

Letter of Credit,

such notice in

each case to

be accompanied by

an Application for
such

Letter

of

Credit

properly

completed

and

executed

by

the

Borrower

and,

in

the

case

of

an
extension

or

amendment

or

an

increase

in

the

amount

of

a

Letter

of

Credit,

a

written

request
therefor,

in

a

form

acceptable

to

the

Administrative

Agent

and

the

L/C Issuer,

in

each

case,
together

with

the

fees

called

for

by

this

Agreement.

The

Administrative

Agent

shall

promptly
notify the L/C Issuer of

the Administrative Agent’s receipt of each

such notice (and
the L/C Issuer
shall

be

entitled

to

assume

that

the

conditions

precedent

to

any

such

issuance,

extension,
amendment or

increase have

been satisfied

unless notified

to the

contrary by

the Administrative
Agent or the

Required Lenders) and

the L/C Issuer shall

promptly notify the

Administrative Agent
and the Lenders of the issuance of the Letter of Credit so requested.

(h)
Replacement of

the L/C Issuer
.

The L/C Issuer

may be

replaced at

any time

by written
agreement

among

the

Borrower,

the

Administrative

Agent,

the

replaced

L/C Issuer,

and

the
successor L/C Issuer.

The Administrative Agent shall notify

the Lenders of any such

replacement
of the

L/C Issuer.

At the

time any

such replacement

shall become

effective, the

Borrower shall
pay all unpaid

fees accrued for

the account of

the replaced L/C

Issuer.

From and after

the effective
date of any such replacement

(i) the successor L/C Issuer shall have all

the rights and obligations
of the L/C Issuer under

this Agreement with respect

to Letters of Credit

to be issued thereafter

and
(ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any
previous L/C Issuer, or to such

successor and all previous

L/C Issuers, as the context

shall require.

After

the

replacement

of

a

L/C Issuer

hereunder,

the

replaced

L/C Issuer

shall

remain

a

party
hereto and

shall continue

to have

all the

rights and

obligations of

a L/C Issuer

under this

Agreement
with respect to Letters of Credit issued

by it prior to such replacement, but

shall not be required to
issue additional Letters of Credit.
Section 2.4.

Applicable Interest Rates.

(a)
Base Rate Loans.

Each Base Rate

Loan made or

maintained by a

Lender shall bear
interest (computed on the basis of a year

of 365 or 366 days, as the case may be

(360 days, in the
case of clause (c)

of the definition

of Base

Rate relating to

the LIBOR

Quoted Rate), and

the actual

days

elapsed

on

the

unpaid

principal

amount

thereof

from

the

date

such

Loan

is

advanced,

or
created

by

conversion

from

a

Eurodollar

Loan,

until

maturity

(whether

by

acceleration

or
otherwise) at a rate per annum equal to

the sum of the Applicable Margin plus the Base

Rate from
time

to

time

in

effect,

payable

by

the

Borrower

on

each

Interest

Payment

Date

and

at

maturity
(whether by acceleration or otherwise).

(b)
Eurodollar Loans.

Each Eurodollar Loan made or maintained

by a Lender shall bear
interest during each Interest Period it is

outstanding (computed on the basis of a

year of 360 days
and

actual

days

elapsed)

on

the

unpaid

principal

amount

thereof

from

the

date

such

Loan

is
advanced or continued, or

created by conversion from

a Base Rate Loan,

until maturity (whether
by acceleration or otherwise) at

a rate per annum equal

to the sum of the

Applicable Margin plus
the Adjusted LIBOR applicable

for such Interest Period, payable

by the Borrower on

each Interest
Payment Date and at maturity (whether by acceleration or otherwise).

(c)
Rate

Determinations.

The

Administrative

Agent

shall

determine

each

interest

rate
applicable

to

the

Loans

and

the

Reimbursement

Obligations

hereunder,

and

its

determination
thereof shall be conclusive and binding except in the case of manifest error.

Section 2.5.

Minimum

Borrowing

Amounts;

Maximum

Eurodollar

Loans
.

Each
Borrowing

of

Base

Rate

Loans

advanced

under

a

Facility

shall

be

in

an

amount

not

less

than
$100,000.

Each Borrowing

of Eurodollar

Loans advanced,

continued or

converted under

a Facility
shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of
$500,000.

Without

the

Administrative

Agent’s

consent,

there

shall

not

be

more

than

ten (10)
Borrowings of Eurodollar Loans outstanding hereunder at any one time.

Section 2.6.

Manner of Borrowing Loans and Designating Applicable Interest Rates.

(a)
Notice

to

the

Administrative

Agent.

The

Borrower

shall

give

notice

to

the
Administrative
Agent by no

later than 12:00 noon

(Chicago time):

(i) at least

three (3) Business
Days

before

the

date

on

which

the

Borrower

requests

the

Lenders

to

advance

a

Borrowing

of
Eurodollar Loans and (ii)

on the date the

Borrower requests the Lenders

to advance a

Borrowing
of Base Rate Loans.

The Loans included in each

Borrowing shall bear interest initially at

the type
of rate

specified in

such notice

of a

new Borrowing.

Thereafter, subject to

the terms

and conditions
hereof, the

Borrower may

from time

to time

elect to

change or

continue the

type of

interest rate
borne by

each Borrowing

or,

subject to

the minimum

amount requirement

for each

outstanding
Borrowing

set

forth

in

Section 2.5,

a

portion

thereof,

as

follows:

(i) if

such

Borrowing

is

of
Eurodollar

Loans,

on

the

last

day

of

the

Interest

Period

applicable

thereto,

the

Borrower

may
continue part

or all

of such

Borrowing as

Eurodollar Loans

or convert

part or

all of

such Borrowing
into Base

Rate Loans

or (ii) if

such Borrowing

is of

Base Rate

Loans, on

any Business

Day,

the
Borrower may convert all

or part of such Borrowing

into Eurodollar Loans for

an Interest Period
or Interest Periods specified by

the Borrower.

The Borrower shall give all

such notices requesting
the advance, continuation

or conversion of

a Borrowing to

the Administrative
Agent by telephone,
telecopy, or other telecommunication

device acceptable to

the Administrative Agent

(which notice
shall be irrevocable

once given and,

if by telephone,

shall be promptly

confirmed in writing

in a
manner

acceptable

to

the

Administrative

Agent),

substantially

in

the

form

attached

hereto

as
Exhibit B (Notice of Borrowing)

or Exhibit C (Notice of

Continuation/Conversion), as applicable,

or

in

such

other

form

acceptable

to

the

Administrative
Agent.

Notice

of

the

continuation

of

a
Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all
of

a

Borrowing

of

Base

Rate

Loans

into

Eurodollar

Loans

must

be

given

by

no

later

than
12:00 noon

(Chicago

time)

at

least

three

(3) Business

Days

before

the

date

of

the

requested
continuation or conversion.

All such notices concerning the advance,

continuation or conversion
of a

Borrowing shall

specify the

date of

the requested

advance, continuation

or conversion

of a
Borrowing

(which

shall

be

a

Business

Day),

the

amount

of

the

requested

Borrowing

to

be
advanced, continued

or converted,

the type

of Loans

to comprise

such new, continued or

converted
Borrowing

and,

if

such

Borrowing

is

to

be

comprised

of

Eurodollar

Loans,

the

Interest

Period
applicable

thereto.

Upon

notice

to

the

Borrower

by

the

Administrative

Agent

or

the

Required
Lenders (or,

in the

case of

an Event

of Default

under Section 9.1(j)

or 9.1(k)

with respect

to the
Borrower,

without

notice),

no

Borrowing of

Eurodollar

Loans

shall

be

advanced,

continued,

or
created

by

conversion

if

any

Default

then

exists.

The

Borrower

agrees

that

the

Administrative
Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the

Administrative Agent

in good

faith believes

is an

Authorized Representative

without
the necessity of independent investigation, and in

the event any such notice by telephone

conflicts
with any written confirmation such telephonic notice

shall govern if the Administrative Agent

has
acted in reliance thereon.

(b)
Notice

to

the

Lenders
.

The

Administrative

Agent

shall

give

prompt

telephonic,
telecopy

or

other

telecommunication

notice

to

each

Lender

of

any

notice

from

the

Borrower
received

pursuant

to

Section 2.6(a)

above

and,

if

such

notice

requests

the

Lenders

to

make
Eurodollar Loans, the Administrative Agent shall give notice to the

Borrower and each Lender by
like means

of the

interest rate applicable

thereto promptly after

the Administrative Agent

has made
such determination.

(c)
Borrower’s

Failure

to

Notify.

If

the

Borrower

fails

to

give

notice

pursuant

to
Section 2.6(a) above

of the

continuation or

conversion of

any outstanding

principal amount

of a
Borrowing of

Eurodollar Loans

before the

last day

of its

then current

Interest Period

within the
period

required

by

Section 2.6(a)

and

such

Borrowing

is

not

prepaid

in

accordance

with
Section 2.8(a), such

Borrowing shall

automatically be

converted into

a Borrowing

of Base

Rate
Loans.

In

the

event

the

Borrower

fails

to

give

notice

pursuant

to

Section 2.6(a)

above

of

a
Borrowing

equal

to

the

amount

of

a

Reimbursement

Obligation

and

has

not

notified

the
Administrative Agent by

12:00 noon (Chicago time)

on the day

such Reimbursement Obligation
becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate
Loans under

the Revolving

Facility (or, at

the option

of the

Swingline Lender, under

the Swingline)
on such day in the

amount of the Reimbursement Obligation

then due, which Borrowing shall

be
applied to pay the Reimbursement Obligation then due.

(d)
Disbursement of Loans
.

Not later

than 2:00 p.m. (Chicago

time) on

the date of

any
requested advance of a new Borrowing, subject to Section 7, each Lender shall make available its
Loan comprising part of such Borrowing in funds immediately

available at the principal office of
the Administrative

Agent in

Chicago, Illinois

(or at

such other

location as

the Administrative

Agent
shall

designate).

The

Administrative

Agent

shall

make

the

proceeds

of

each

new

Borrowing
available to the Borrower at the Administrative Agent’s principal office in Chicago, Illinois (or at such other location

as the

Administrative Agent shall

designate), by depositing

or wire

transferring
such

proceeds

to

the

credit

of

the

Borrower’s

Designated

Disbursement

Account

or

as

the
Borrower and the Administrative Agent may otherwise agree.

(e)
Administrative Agent Reliance on

Lender Funding.

Unless the Administrative Agent
shall have been notified

by a Lender prior

to (or, in

the case of a

Borrowing of Base Rate

Loans,
by 1:00 p.m. (Chicago time) on)

the date on which such Lender

is scheduled to make payment to
the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt)
that such

Lender does

not intend

to make

such payment,

the Administrative

Agent may

assume
that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but

shall not be required to)

make available to the Borrower

the proceeds
of the Loan

to be made

by such Lender

and, if any

Lender has not

in fact made

such payment to
the

Administrative

Agent,

such

Lender

shall,

on

demand,

pay

to

the

Administrative

Agent

the
amount made available to the Borrower attributable

to such Lender together with interest thereon
in respect of each day

during the period commencing

on the date such amount

was made available
to

the

Borrower

and

ending

on

(but

excluding)

the

date

such

Lender

pays

such

amount

to

the
Administrative Agent at

a rate per

annum equal to:

(i) from the date

the related advance

was made
by the

Administrative Agent

to the

date two

(2) Business Days

after payment

by such

Lender is
due hereunder, the greater of

the Federal Funds Rate and a rate determined by the

Administrative
Agent in accordance

with banking industry

rules on interbank

compensation for each

such day and
(ii) from the date

two (2) Business

Days after

the date such

payment is

due from

such Lender to
the date such payment is made by such Lender, the Base Rate in effect for each such day.

If such
amount is not received from

such Lender by the

Administrative Agent immediately upon

demand,
the

Borrower

will,

on

demand,

repay

to

the

Administrative

Agent

the

proceeds

of

the

Loan
attributable

to

such

Lender

with

interest

thereon

at

a

rate

per

annum

equal

to

the

interest

rate
applicable

to

the

relevant

Loan,

but

without

such

payment

being

considered

a

payment

or
prepayment

of

a

Loan

under

Section 4.5

so

that

the

Borrower

will

have no

liability

under

such
Section with respect

to such payment.

Any payment by

the Borrower shall

be without prejudice
to any claim the Borrower may have

against a Lender that shall have failed

to make such payment
to the Administrative Agent.

Section 2.7.

Maturity of Loans
.

(a)
Revolving Loans.

Each Revolving Loan, both for principal and interest not sooner paid, shall mature and

be due and payable

by the Borrower on

the Revolving Credit Termination
Date.

(b)
Swingline Loans
.

Each Swingline Loan, both for principal

and interest not sooner
paid, shall mature and

be due and payable

by the Borrower on

the Revolving Credit Termination
Date.

Section 2.8.

Prepayment.
(a)

Optional
.

The Borrower may

prepay in whole

or in

part (but,

if in

part, then:

(i) if
such Borrowing is

of Base Rate

Loans, in an

amount not less

than $100,000, (ii) if

such Borrowing
is of Eurodollar

Loans, in an

amount not less

than $500,000, and

(iii) in each case,

in an amount

such

that

the

minimum

amount

required

for

a

Borrowing

pursuant

to

Sections 2.2(b)

and

2.5
remains outstanding)

upon not less

than three

(3) Business Days prior

notice by

the Borrower to
the Administrative Agent in the

case of any prepayment of

a Borrowing of Eurodollar Loans and
notice delivered by

the Borrower to

the Administrative Agent

no later than 12:00

noon (Chicago
time) on the

date of prepayment

in the case

of a Borrowing

of Base Rate

Loans (or,

in any case,
such shorter

period of

time then

agreed to

by the

Administrative Agent),

such prepayment

to be
made by

the payment

of the

principal amount

to be

prepaid and,

in the

case of

any Incremental
Term

Loans, any Eurodollar Loans or Swingline Loans, accrued interest thereon to the date fixed
for prepayment plus any amounts due the Lenders under Section 4.5.

(b)
Mandatory
.

(i) The Borrower shall,

on each date

the Revolving Credit

Commitments
are

reduced

pursuant

to

Section 2.11,

prepay

the

Swingline

Loans,

Revolving

Loans,

and,

if
necessary, prefund

the L/C Obligations by the amount,

if any,

necessary to reduce the sum

of the
aggregate

principal

amount

of

Swingline

Loans,

Revolving

Loans,

and

L/C Obligations

then
outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

(ii)

If the

Borrower or

any Subsidiary

shall at

any time

or from

time to

time make

or agree
to make a Disposition

(other than a Disposition

permitted pursuant to Section

8.10 hereof) or shall
suffer an Event of Loss with

respect to any Property,

then the Borrower shall promptly notify the
Administrative Agent of such proposed Disposition or Event

of Loss (including the amount of the
estimated Net Cash

Proceeds to be

received by the

Borrower or such

Subsidiary in respect

thereof)
and, promptly upon receipt by the Borrower or such Subsidiary of the Net Cash Proceeds of such
Disposition or

Event of

Loss, the

Borrower shall prepay

the Obligations

in an aggregate

amount
equal to

100% of

the amount

of all

such Net

Cash Proceeds;
provided

that (x) so

long as

no Default
then

exists,

this

subsection

shall

not

require

any

such

prepayment

with

respect

to

Net

Cash
Proceeds received on account of an

Event of Loss so long as

such Net Cash Proceeds are applied
to replace or

restore the relevant

Property in accordance

with the relevant

Collateral Documents,
(y) this

subsection

shall

not

require

any

such

prepayment

with

respect

to

Net

Cash

Proceeds
received

on

account

of

Dispositions

during

any

fiscal

year

of

the

Borrower

not

exceeding
$10,000,000

in

the

aggregate

so

long

as

no

Default

then

exists,

and

(z) in

the

case

of

any
Disposition not

covered by

clause (y)

above, so

long as

no Default

then exists,

if

the Borrower
states in its

notice of such

event that the

Borrower or the

relevant Subsidiary intends

to reinvest,
within 180 days of

the applicable Disposition,

the Net Cash

Proceeds thereof

in assets

similar to
the assets which were

subject to such Disposition,

then the Borrower shall

not be required to

make
a mandatory prepayment under this subsection in respect of such Net Cash Proceeds to the extent
such Net

Cash Proceeds

are actually

reinvested in

such similar

assets with

such 180-day

period.

Promptly after the

end of such

180-day period, the

Borrower shall notify

the Administrative Agent
whether the Borrower

or such Subsidiary

has reinvested such

Net Cash Proceeds

in such similar
assets, and, to the extent such Net Cash Proceeds

have not been so reinvested, the Borrower shall
promptly prepay the Obligations in the amount of such Net Cash Proceeds not so reinvested.

The
amount of each

such prepayment shall

be applied, subject

to Section 2.8(b)(v)

below,

first to the
outstanding Incremental Term Loans, if any,

on a ratable basis based on the outstanding principal
amounts

thereof,

and

then

to

the

Revolving

Facility,

but

without

a

reduction

of

the

Revolving
Credit Commitments.

If the

Administrative Agent

or the

Required Lenders

so request,

all proceeds
of such

Disposition or

Event of

Loss shall

be deposited

with the

Administrative Agent

(or its

agent)
and held by

it in the

Collateral Account.

So long as

no Default exists,

the Administrative Agent

is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the Borrower’s direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

(iii)

If

after

the

Closing

Date

the

Borrower

or

any

Subsidiary

shall

issue

new

equity
securities

(whether

common

or

preferred

stock

or

otherwise),

other

than

Excluded

Equity
Issuances, the Borrower shall

promptly notify the Administrative

Agent of the estimated

Net Cash
Proceeds of such issuance to be received by

or for the account of the Borrower or such

Subsidiary
in

respect

thereof.

Promptly

upon

receipt

by

the

Borrower

or

such

Subsidiary

of

Net

Cash
Proceeds of

such issuance,

the Borrower

shall prepay

the Obligations

in an

aggregate amount

equal
to 100% of the amount of

such Net Cash Proceeds.

The amount of each such prepayment shall

be
applied,

subject

to

Section 2.8(b)(v)

below,

first

to

the

outstanding

Incremental

Term

Loans,

if
any,

on

a

ratable

basis

based

on

the

outstanding

principal

amounts

thereof,

and

then

to

the
Revolving Facility, but without a reduction of

the Revolving Credit Commitments.

The Borrower
acknowledges that its

performance hereunder shall

not limit the

rights and remedies

of the Lenders
for any

breach of

Section 8.11 (Maintenance of

Subsidiaries) or

Section 9.1(i) (Change

of Control)
or any other terms of the Loan Documents.

(iv)

If after the

Closing Date

the Borrower

or any Subsidiary

shall issue

any Indebtedness,
other

than

Indebtedness

permitted

by

Section 8.7,

the

Borrower

shall

promptly

notify

the
Administrative Agent

of the

estimated Net

Cash Proceeds

of such

issuance to

be received

by or
for the account

of the Borrower

or such Subsidiary

in respect thereof.

Promptly upon receipt

by
the Borrower or

such Subsidiary of

Net Cash Proceeds

of such issuance,

the Borrower shall

prepay
the Obligations in an aggregate amount equal

to 100% of the amount of such

Net Cash Proceeds.

The amount of each such prepayment shall

be applied, subject to Section 2.8(b)(v) below,

first to
the

outstanding

Incremental

Term

Loans,

if

any,

on

a

ratable

basis

based

on

the

outstanding
principal

amounts

thereof,

and

then

to

the

Revolving

Facility,

but

without

a

reduction

of

the
Revolving

Credit

Commitments.

The

Borrower

acknowledges

that

its

performance

hereunder
shall not

limit the

rights and

remedies of

the Lenders

for any

breach of

Section 8.7 or

any other
terms of the Loan Documents.

(v)

Unless

the

Borrower

otherwise

directs,

prepayments

of

Loans

under

this
Section 2.8(b) shall be

applied first

to Borrowings

of Base Rate

Loans until payment

in full

thereof
with any

balance applied

to Borrowings

of Eurodollar

Loans in

the order

in which

their Interest
Periods expire.

Each prepayment of

Loans under this

Section 2.8(b) shall

be made by

the payment
of the principal amount to be prepaid and, in the case of any Incremental Term

Loans, Eurodollar
Loans or

Swingline Loans,

accrued interest

thereon to

the date

of prepayment

together with

any
amounts due the Lenders under

Section 4.5.

Each prefunding of L/C Obligations shall

be made in
accordance with Section 9.4.

(c)

Any

amount

of

Swingline

Loans

and

Revolving

Loans

paid

or

prepaid

before

the
Revolving Credit

Termination

Date may,

subject to

the terms

and conditions

of this

Agreement,
be borrowed, repaid and borrowed again.

No amount of the Incremental Term Loans, if any, paid
or prepaid may be reborrowed,

and, in the case of any

partial prepayment, such prepayment shall
be applied to the remaining payments on all Incremental

Term Loans in inverse order of maturity.

Section 2.9.

Default

Rate.

Notwithstanding

anything

to

the

contrary

contained

herein,
while any

Event of

Default exists

or after

acceleration, the

Borrower shall

pay interest

(after as
well as before entry

of judgment thereon to

the extent permitted by

law) on the principal

amount
of all Loans and

Reimbursement Obligations, letter of

credit fees and other

amounts at a rate

per
annum equal to:

(a)

for

any Base

Rate Loan

or any

Swingline Loan

bearing interest

based on
the Base Rate, the

sum of 2.0%
plus the Applicable Margin plus the Base Rate from time
to time in effect;

(b)

for

any

Eurodollar

Loan

or

any

Swingline

Loan

bearing

interest

at

the
Administrative

Agent’s

Quoted

Rate,

the

sum

of

2.0%
plus
the

rate

of

interest

in

effect
thereon at the time of such Event of

Default until the end of the Interest

Period applicable
thereto and,

thereafter,

at a

rate per

annum equal

to the

sum of

2.0%
plus the Applicable
Margin for Base Rate Loans plus the Base Rate from time to time in effect;

(c)

for any Reimbursement Obligation,

the sum of 2.0%
plus the amounts due
under Section 2.3 with respect to such Reimbursement Obligation;

(d)

for any Letter of

Credit, the sum of

2.0%
plus
the L/C Participation Fee

due
under Section 3.1(b) with respect to such Letter of Credit; and

(e)

for any

other amount

owing hereunder

not covered

by clauses

(a) through
(d) above, the sum of 2% plus

the Applicable Margin
plus

the Base Rate from time to

time
in effect;
provided,

however,
that

in

the

absence

of

acceleration

pursuant

to

Section 9.2

or

9.3,

any
adjustments

pursuant

to

this

Section shall

be made

at

the

election

of the

Administrative

Agent,
acting

at

the

request

or

with

the

consent

of

the

Required

Lenders,

with

written

notice

to

the
Borrower

(which

election

may

be

retroactively

effective

to

the

date

of

such

Event

of

Default).

While any

Event of

Default exists

or after

acceleration, interest

shall be

paid on

demand of

the
Administrative Agent at the request or with the consent of the Required Lenders.

Section 2.10.

Evidence of

Indebtedness.

(a) Each Lender

shall maintain

in accordance

with
its

usual

practice

an

account

or

accounts

evidencing

the

indebtedness

of

the

Borrower

to

such
Lender resulting from each

Loan made by such

Lender from time to

time, including the amounts
of principal and interest payable and paid to such Lender from time to time hereunder.

(b)

The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each

Loan made hereunder, the

type thereof and

the Interest Period

with respect thereto,
(ii) the amount of any

principal or interest due

and payable or to

become due and payable

from the
Borrower to

each Lender

hereunder and

(iii) the amount

of any

sum received

by the

Administrative
Agent hereunder from the Borrower and each Lender’s share thereof.

(c)

The entries maintained in

the accounts maintained

pursuant to subsections (a) and

(b)
above

shall

be
prima

facie

evidence

of

the

existence

and

amounts

of

the

Obligations

therein

recorded;
provided,

however,
that

the

failure

of

the

Administrative

Agent

or

any

Lender

to
maintain such

accounts or

any error

therein shall

not in

any manner

affect

the obligation

of the
Borrower to repay the Obligations in accordance with their terms.

(d)

Any Lender may request

that its Loans be

evidenced by a promissory

note or notes in
the forms of

Exhibit D-1 (in

the case of

its Revolving Loans

and referred to

herein as a
“Revolving
Note”
), or D-2

(in the case

of its Swingline

Loans and referred

to herein as

a
“Swing Note” ), as
applicable (the Revolving

Notes and Swing

Note being hereinafter

referred to collectively

as the
“Notes”

and individually

as a
“Note”
).

In such

event, the

Borrower shall

prepare, execute

and
deliver to such Lender a

Note payable to such Lender

or its registered assigns in

the amount of the
relevant Commitment, or

Swingline Sublimit, as

applicable.

Thereafter, the

Loans evidenced by
such Note or Notes and interest thereon

shall at all times (including after any

assignment pursuant
to

Section 13.2)

be

represented

by

one

or

more

Notes

payable to

the

order

of

the

payee

named
therein

or

any

assignee

pursuant

to

Section 13.2,

except

to

the

extent

that

any

such

Lender

or
assignee subsequently

returns any

such Note

for cancellation

and requests

that such

Loans once
again be evidenced as described in subsections (a) and (b) above.
Section 2.11.

Commitment Terminations

.

(a)
Optional Revolving

Credit

Terminations.

The Borrower

shall have

the right

at any
time and from time to

time, upon five (5) Business Days

prior written notice to the

Administrative
Agent

(or

such

shorter

period

of

time

agreed

to

by

the

Administrative

Agent),

to

terminate

the
Revolving Credit

Commitments without

premium or

penalty and

in whole

or in

part, any

partial
termination

to

be

(i) in

an

amount

not

less

than

$5,000,000

or

any

whole

multiple

thereof

and
(ii) allocated ratably

among the

Lenders in

proportion to

their respective

Revolver

Percentages,
provided that the Revolving

Credit Commitments may not

be reduced to an

amount less than the
sum of

the aggregate

principal amount

of Swingline

Loans, Revolving Loans,

and L/C Obligations
then outstanding.

Any termination of the

Revolving Credit Commitments below

the L/C Sublimit
or the Swingline Sublimit then in effect shall

reduce the L/C Sublimit and Swingline Sublimit, as
applicable, by a like

amount.

The Administrative Agent shall

give prompt notice to each

Lender
of any such termination of the Revolving Credit Commitments.

(b)

Any termination of the Revolving Credit Commitments pursuant to this Section may not be reinstated.
Section 2.12.

Replacement

of

Lenders
.

If

any

Lender

requests

compensation

under
Section 4.4, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to
any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1 and, in each case,

such Lender has declined

or is unable to

designate a different

lending office in
accordance with Section 4.7,

or if any

Lender is a

Defaulting Lender or

a Non-Consenting Lender,
then

the

Borrower

may,

at

its

sole

expense

and

effort,

upon

notice

to

such

Lender

and

the
Administrative Agent,

require such

Lender to

assign and

delegate, without

recourse (in

accordance
with and subject to the restrictions contained in, and consents required by, Section 13.2), all of its interests, rights (other

than its existing

rights to payments

pursuant to Section 4.1

or Section 4.4)
and obligations

under this Agreement

and the

related Loan

Documents to an

Eligible Assignee that

shall assume

such obligations

(which assignee

may be

another Lender,

if a

Lender accepts

such
assignment); provided that:

(i)

the Borrower

shall have

paid to

the Administrative

Agent the

assignment
fee (if any) specified in Section 13.2;

(ii)

such

Lender

shall

have

received

payment

of

an

amount

equal

to

the
outstanding principal

of its

Loans and

funded participations

in L/C

Obligations, accrued
interest thereon, accrued fees

and all other amounts

payable to it hereunder

and under the
other Loan Documents (including any amounts under Section 4.5 as if the Loans owing to it were prepaid

rather than assigned)

from the assignee

(to the extent

of such outstanding
principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)

in the case of any such assignment

resulting from a claim for compensation
under

Section 4.4

or

payments

required

to

be

made

pursuant

to

Section 4.1,

such
assignment will result in a reduction in such compensation or payments thereafter;

(iv)

such assignment does not conflict with applicable law; and

(v)

in

the

case

of

any

assignment

resulting

from

a

Lender

becoming

a
Non-Consenting

Lender,

the

applicable

assignee

shall

have

consented

to

the

applicable
amendment, waiver or consent.
A Lender shall not be

required to make any such

assignment or delegation if, prior

thereto,
as a

result of

a waiver

by such

Lender or

otherwise, the

circumstances entitling

the Borrower

to
require such assignment and delegation cease to apply.
Section 2.13.

Defaulting Lenders.

(a)
Defaulting Lender Adjustments.

Notwithstanding anything to the contrary contained
in

this

Agreement,

if

any

Lender

becomes

a

Defaulting

Lender,

then,

until

such

time

as

such
Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)
Waivers

and Amendments
.

Such Defaulting

Lender’s

right to

approve

or
disapprove

any

amendment,

waiver

or

consent

with

respect

to

this

Agreement

shall

be
restricted as set forth in the definition of Required Lenders.

(ii)
Defaulting

Lender

Waterfall
.

Any

payment

of

principal,

interest,

fees

or
other

amounts

received

by

the

Administrative

Agent

for

the account

of

such

Defaulting
Lender (whether voluntary or

mandatory,

at maturity,

pursuant to Section 9 or

otherwise)
or received

by the

Administrative Agent

from a

Defaulting Lender

pursuant to

Section 13.7
hereto shall be

applied at such

time or times

as may be

determined by the

Administrative
Agent as follows: first
, to the

payment of any

amounts owing by

such Defaulting Lender
to the Administrative

Agent hereunder;
second
, to the

payment on a

pro rata basis

of any
amounts

owing

by

such

Defaulting

Lender

to

any

L/C

Issuer

or

the

Swingline

Lender
hereunder; third
, to Cash Collateralize the L/C Issuer’s

Fronting Exposure with respect to

such

Defaulting

Lender

in

accordance

with

Section 2.14;
fourth
,

as

the

Borrower

may
request (so long as no Default exists), to the funding of any Loan in respect of which such
Defaulting Lender has

failed to fund its

portion thereof as required

by this Agreement, as
determined

by

the

Administrative

Agent;
fifth
,

if

so

determined

by

the

Administrative
Agent and the

Borrower, to

be held in

a deposit account

and released pro

rata in

order to
(x) satisfy

such

Defaulting

Lender’s

potential

future

funding

obligations

with

respect

to
Loans

under this

Agreement

and

(y) Cash

Collateralize

the L/C

Issuer’s

future

Fronting
Exposure with

respect to

such Defaulting

Lender with

respect to

future Letters

of Credit
issued under this Agreement,

in accordance with Section 2.14;
sixth
, to the

payment of any
amounts owing

to the

Lenders, the

L/C Issuer

or the

Swingline Lender

as a

result of

any
judgment of

a court

of competent

jurisdiction obtained

by any

Lender,

the L/C

Issuer or
the

Swingline

Lender

against

such

Defaulting

Lender

as

a

result

of

such

Defaulting
Lender’s

breach

of

its

obligations

under

this

Agreement;
seventh
,

so

long as

no

Default
exists, to the

payment of any

amounts owing to

the Borrower as

a result of

any judgment
of

a

court

of

competent

jurisdiction

obtained

by

the

Borrower

against

such

Defaulting
Lender

as

a

result

of

such

Defaulting

Lender’s

breach

of

its

obligations

under

this
Agreement; and eighth
, to

such Defaulting

Lender or

as otherwise

directed by

a court

of
competent

jurisdiction;
provided

that

if

(x)

such

payment

is

a

payment

of

the

principal
amount of any

Loans or L/C

Obligations in

respect of

which such Defaulting

Lender has
not fully funded its appropriate share, and (y) such Loans were made or the related Letters
of Credit were issued

at a time when

the conditions set forth

in Section 7.1 were satisfied
or waived, such payment shall be

applied solely to pay the Loans of,

and L/C Obligations
owed

to,

all

Non-Defaulting

Lenders

on

a

pro

rata

basis

prior

to

being

applied

to

the
payment of any

Loans of, or

L/C Obligations owed to,

such Defaulting Lender

until such
time as

all Loans

and funded

and unfunded

participations in

L/C Obligations

and Swingline
Loans are held by

the Lenders pro rata

in accordance with their

Percentages of the relevant
Commitments

without

giving

effect

to

Section 2.13(a)(iv)

below.

Any

payments,
prepayments or other amounts

paid or payable to a

Defaulting Lender that are applied

(or
held) to pay

amounts owed by

a Defaulting Lender or

to post Cash

Collateral pursuant to
this Section 2.13(a)(ii) shall be deemed paid to

and redirected by such Defaulting Lender,
and each Lender irrevocably consents hereto.

(iii)
Certain Fees
.

(A)

No Defaulting

Lender shall

be entitled

to receive

any commitment
fee

for

any

period

during

which

that

Lender

is

a

Defaulting

Lender

(and

the
Borrower shall not be required to pay any

such fee that otherwise would have been
required to have been paid to that Defaulting Lender).

(B)

Each Defaulting

Lender shall

be entitled

to receive

L/C Participation
Fees for

any period

during which

that Lender

is a

Defaulting Lender

only to

the
extent allocable to

its Percentage of

the stated

amount of

Letters of

Credit for

which
it has provided Cash Collateral pursuant to Section 2.14.

(C)

With respect to any L/C Participation Fee not required to be paid to any Defaulting Lender pursuant to

clause (B) above, the Borrower shall (x) pay

to

each Non-Defaulting Lender that

portion of any

such fee otherwise payable

to such
Defaulting

Lender

with

respect

to

such

Defaulting

Lender’s

participation

in
L/C Obligations

or

Swingline

Loans

that

has

been

reallocated

to

such
Non-Defaulting Lender

pursuant to

clause (iv) below,

(y) pay

to each

L/C Issuer
and Swingline Lender, as applicable,

the amount of any

such fee otherwise payable
to such Defaulting Lender to the extent

allocable to such L/C Issuer’s or Swingline
Lender’s Fronting

Exposure to such

Defaulting Lender,

and (z) not

be required to
pay the remaining amount of any such fee.

(iv)
Reallocation

of

Participations

to

Reduce

Fronting

Exposure
.

All

or

any
part

of

such

Defaulting

Lender’s

participation

in

L/C

Obligations

and

Swingline

Loans
shall be reallocated

among the Non-Defaulting

Lenders in accordance

with their respective
Percentages

of

the

relevant

Commitments

(calculated

without

regard

to

such

Defaulting
Lender’s

Commitments)

but

only

to

the

extent

that

(x)

the

conditions

set

forth

in
Section 7.1

are

satisfied at

the

time of

such

reallocation

(and, unless

the Borrower

shall
have

otherwise

notified

the

Administrative

Agent

at

such

time,

the

Borrower

shall

be
deemed to have represented and warranted that such conditions are satisfied at such time), and (y)

such reallocation

does not

cause

the aggregate

Revolving Loans

and interests

in
L/C

Obligations

and

Swingline

Loans

of

any

Non-Defaulting

Lender

to

exceed

such
Non-Defaulting

Lender’s

Revolving

Credit

Commitment.

Subject

to

Section 13.21,

no
reallocation

hereunder

shall

constitute

a

waiver

or

release

of

any

claim

of

any

party
hereunder

against

a

Defaulting

Lender

arising

from

that

Lender

having

become

a
Defaulting

Lender,

including

any

claim

of

a

Non-Defaulting

Lender

as

a

result

of

such
Non-Defaulting Lender’s increased exposure following such reallocation.

(v)
Cash

Collateral;

Repayment

of

Swingline

Loans
.

If

the

reallocation
described in clause

(iv) above cannot,

or can only

partially, be effected, the Borrower

shall,
without prejudice

to any

right or

remedy available

to them

hereunder or

under law, (x) first,
prepay Swingline Loans in an amount equal to the

Swing Lender’s Fronting Exposure and
(y) second, Cash Collateralize

the L/C Issuer’s

Fronting Exposure in accordance

with the
procedures set forth in Section 2.14.

(b)
Defaulting Lender

Cure
.

If the

Borrower,

the Administrative

Agent, the

Swingline
Lender and

each L/C

Issuer agree

in writing

that a

Lender is

no longer

a Defaulting

Lender,

the
Administrative Agent will

so notify the

parties hereto, whereupon

as of the

effective date specified
in such

notice and

subject to

any conditions

set forth

therein (which

may include

arrangements
with respect to any Cash

Collateral), that Lender will,

to the extent applicable, purchase

at par that
portion of outstanding Loans of the other

Lenders or take such other actions as the

Administrative
Agent may determine to be necessary to

cause the Loans and funded and unfunded

participations
in Letters

of Credit

and Swingline

Loans to

be held

pro rata

by the

Lenders in

accordance with
their

respective

Percentages

of

the

relevant

Commitments

(without

giving

effect

to
Section 2.13(a)(iv)), whereupon such

Lender will cease

to be a

Defaulting Lender;
provided

that
no adjustments will be made retroactively

with respect to fees accrued or

payments made by or on
behalf

of

the

Borrower

while

that

Lender

was

a

Defaulting

Lender;

and
provided , further
,

that
except to the extent otherwise expressly agreed by the affected parties, no change hereunder from

Defaulting Lender

to Lender

will constitute

a waiver

or release

of any

claim of

any party

hereunder
arising from that Lender’s having been a Defaulting Lender.

(c)
New

Swingline

Loans/Letters

of

Credit
.

So

long

as

any

Lender

is

a

Defaulting
Lender,

(i) the Swingline

Lender shall

not be

required to

fund any

Swingline

Loans unless

it is
satisfied

that

it

will

have

no

Fronting

Exposure

after

giving

effect

to

such

Swingline

Loan

and
(ii) no L/C Issuer shall be required

to issue, extend, renew or increase

any Letter of Credit unless
it is satisfied that it will have no Fronting Exposure after giving effect thereto.
Section 2.14.

Cash Collateral for

Fronting Exposure.

At any time

that there shall

exist a
Defaulting

Lender,

within

one (1)

Business

Day

following

the

written

request

of

the
Administrative Agent or

any L/C Issuer

(with a copy

to the Administrative

Agent) the Borrower
shall Cash

Collateralize the

L/C Issuers’

Fronting Exposure

with respect

to such

Defaulting Lender
(determined after

giving effect

to Section

2.13(a)(iv) and

any Cash

Collateral provided

by such
Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(a)
Grant

of

Security

Interest
.

The

Borrower,

and

to

the

extent

provided

by

any
Defaulting

Lender,

such

Defaulting

Lender,

hereby

grants

to

the

Administrative

Agent,

for

the
benefit of the L/C

Issuers, and agree to

maintain, a first priority

security interest in all

such Cash
Collateral as security

for such Defaulting

Lender’s obligation

to fund participations

in respect of
L/C

Obligations,

to

be

applied

pursuant

to

clause (b)

below.

If

at

any

time

the

Administrative
Agent determines that Cash Collateral is subject to any

right or claim of any Person other than the
Administrative Agent and

the L/C Issuers

as herein provided,

or that the

total amount of

such Cash
Collateral is

less than

the Minimum

Collateral Amount,

the Borrower

shall, promptly

upon demand
by

the

Administrative

Agent,

pay

or

provide

to

the

Administrative

Agent

additional

Cash
Collateral

in

an

amount

sufficient

to

eliminate

such

deficiency

(after

giving

effect

to

any

Cash
Collateral provided by the Defaulting Lender).

(b)
Application
.

Notwithstanding anything to the contrary contained in

this Agreement,
Cash

Collateral

provided

under

this

Section 2.14

or

Section 2.13

in

respect

of

Letters

of

Credit
shall be applied

to the satisfaction

of the Defaulting Lender’s

obligation to fund

participations in
respect of L/C Obligations (including, as to Cash Collateral provided by a

Defaulting Lender, any
interest accrued

on such

obligation) for

which the

Cash Collateral

was so

provided, prior

to any
other application of such property as may otherwise be provided for herein.

(c)
Termination

of

Requirement
.

Cash

Collateral

(or

the

appropriate

portion

thereof)
provided to

reduce any

L/C Issuer’s

Fronting Exposure

shall no longer

be required

to be held

as
Cash

Collateral

pursuant

to

this

Section 2.14(c)

following

(A) the

elimination

of

the

applicable
Fronting

Exposure

(including

by

the

termination

of

Defaulting

Lender

status

of

the

applicable
Lender), or

(B) the determination

by the

Administrative Agent

and each

L/C Issuer

that there

exists
excess

Cash

Collateral;
provided

that,

subject

to

Section 2.14,

the

Person

providing

Cash
Collateral

and

each

L/C

Issuer

may

agree

that

Cash

Collateral

shall

be

held

to

support

future
anticipated

Fronting

Exposure

or

other

obligations;

and
provided

further
that

to

the

extent

that
such Cash Collateral was provided by

the Borrower or any other Loan Party, such Cash Collateral
shall remain subject to the security interest granted pursuant to the Loan Documents.

Section 2.15.

Increase

in

Revolving

Credit

Commitments;

Making

of

Incremental

Term
Loans.

The Borrower may, on any Business Day prior to the Revolving Credit Termination Date, with the

written consent

of the

Administrative Agent,

the L/C

Issuer,

and the

Swingline Lender,
increase the aggregate amount of

the Revolving Credit Commitments and/or borrow

one or more
term loans

(collectively,

the “
Incremental

Term

Loans
”), in

each case,

by delivering

an Increase
Request substantially in the form attached hereto as Exhibit I (or in such other form acceptable to the Administrative Agent) to the Administrative Agent at least five (5) Business Days prior to the desired effective

date of

such increase

(the
“Increase”
) identifying

an additional

Lender,

which
qualifies as an Eligible Assignee (or additional Revolving Credit

Commitments or a commitment
to make Incremental Term

Loans for an existing

Lender) and the amount

of its Revolving Credit
Commitment

or

Incremental

Term

Loan

(or,

for

an

existing

Lender,

the

amount

of

additional
Revolving

Credit

Commitments

or

the

amount

of

a

commitment

to

make

Incremental

Term
Loans); provided, however , that:

(a)

the aggregate

amount of

all such

Increases shall

not exceed

$200,000,000
and

any

such

Increase

shall

be

in

an

amount

not

less

than

$10,000,000

(or

such

lesser
amount then agreed to by the Administrative Agent);

(b)

no Default shall have occurred and be continuing

at the time of the request
or the effective date of

the Increase and after

giving pro forma effect to

the use of proceeds
thereof; and

(c)

each of the

representations and warranties

set forth in

Section 6 and

in the
other Loan Documents shall be

and remain true and correct

in all material respects on

the
effective date of such Increase (where not

already qualified by materiality, otherwise in all
respects), except

to the

extent the

same expressly

relate to

an earlier

date, in

which case
they

shall

be

true

and

correct

in

all

material

respects

(where

not

already

qualified

by
materiality, otherwise in all respects) as of such earlier date.
The effective

date (the
“Increase Date”
) of the

Increase shall be

agreed upon by

the Borrowers,
the

Administrative

Agent

and

the

Lender(s)

providing

such

Increase.

Upon

the

Increase

Date,
Schedule 2.1/2.2 shall be deemed amended to

reflect the Increase.

With respect to an Increase in
the Revolving Credit Commitments as described above, on

the Increase Date, the new Revolving
Lender(s) (or,

if applicable, existing

Lender(s)) shall advance

Revolving Loans, as

applicable, in
an amount sufficient such

that after giving effect

to such advance(s) or

loan(s) and the prepayment
of Revolving Loans by any

Lender(s) whose commitment is not

increased, each Lender shall have
outstanding

its

Revolver

Percentage

of

Revolving

Loans.

It

shall

be

a

condition

to

such
effectiveness that

(A) if any

Eurodollar Loans

are outstanding

on the

date of

such effectiveness,
such Eurodollar Loans shall be deemed

to be prepaid on such date

and the Borrower shall pay any
amounts

owing

to

the

Lenders

pursuant

to

Section 4.5

and

(B) the

Borrower

shall

not

have
terminated

any

portion

of

the

Revolving

Credit

Commitments

pursuant

to

Section 2.11.

The
Borrower agrees to pay

the expenses of the

Administrative Agent (including reasonable

attorney’s
fees) relating

to any

Increase.

Notwithstanding anything

herein to

the contrary,

no Lender

shall
have

any

obligation

to

increase

its

Revolving

Credit

Commitment

or

to

make

any

Incremental
Term Loan and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at

its option, unconditionally and without cause,

decline to provide
any Increase.
Each Revolving

Credit Increase

shall be

on the

same terms

(including pricing

and maturity,

but
excluding

customary

arrangement,

commitment,

structuring

and

underwriting

fees,

and
amendment fees

not generally

shared with

other Lenders

with respect

to such

Revolving Credit
Increase)

as

the

Revolving

Credit

Commitments

outstanding

prior

to

the

Increase

Date.

Each
Incremental Term Loan shall be on terms and conditions specified in an Incremental Amendment.
Commitments

in

respect

of

Incremental

Term

Loans

and

increases

in

the

Revolving

Credit
Commitment

shall

become commitments

(or

in the

case

of an

increase in

the Revolving

Credit
Commitment

to

be

provided

by

an

existing

Lender,

an

increase

in

such

Lender’s

applicable
Revolving Credit

Commitment) under

this Agreement

pursuant to

an amendment

(an
“Incremental
Amendment”
) to this Agreement and,

as appropriate, the other Loan

Documents, executed by the
Borrowers, each existing

Lender agreeing to

provide such Increase,

if any, each additional Lender,
if any,

and the Administrative

Agent.

The Incremental Amendment

may,

without the consent

of
any other Lenders,

effect such

amendments to this

Agreement and the

other Loan Documents

as
may be

necessary or

appropriate, in

the reasonable

opinion of

the Administrative

Agent and

the
Borrowers, to effect the provisions of this Section 2.15.

Section 2.16.

Extension

Option.

(a) The

Borrower

may,

by

written

notice

to

the
Administrative

Agent

from

time

to

time,

request

an

extension

(each,

an

“
Extension
”)

of

the
Revolving

Credit

Termination

Date

and/or,

if

applicable,

any

maturity

date

applicable

to

any
Incremental Term Loan to the extended maturity date specified in such request.

Such notice shall
set forth (i) the amount of the

Revolving Credit Commitments and/or Incremental Term

Loans to
be

extended

(which

shall

be

in

minimum

increments

of

$5,000,000

and

a

minimum

of
$10,000,000) and

(ii) the

date on

which such

Extension is

requested to

become effective

(which
date shall not be less

than ten (10) Business Days

nor more than sixty (60)

days after after the date
of such requested

Extension (or such

longer or shorter

periods as the

Administrative Agent shall
agree).

Each Lender shall be offered (an

“
Extension Offer ”) an opportunity to participate in such
Extension on a pro rata basis and on the same terms and conditions as each other Lender pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent.

Any Lender
approached

to

participate

in

such

Extension

may

elect

or

decline,

in

its

sole

discretion,

to
participate

in

such

Extension

(it

being

understood

that

if

a

Lender

shall

fail

to

respond

to

any
request for participation in an Extension within five (5) Business Days of receipt of the Extension
Offer,

such

Lender

shall

be

deemed

to

have

declined

to

participate

in

such

Extension).

If

the
aggregate

principal

amount

of

Revolving

Credit

Commitments

or

Incremental

Term

Loans,
(calculated

on

the

face

amount

thereof),

as

applicable,

in

respect

of

which

Lenders

shall

have
accepted the relevant

Extension Offer

shall exceed

the maximum aggregate

principal amount of
the

Revolving

Credit

Commitment

or

Incremental

Term

Loan,

as

applicable,

requested

to

be
extended

by

the

Borrower

pursuant

to

the

Extension

Offer,

then

the

Revolving

Credit
Commitments or Incremental Term

Loans, as applicable of the Lenders

shall be extended ratably
up to such maximum amount

based on the respective principal

amounts (but not to exceed

actual
holdings of record) with respect to which such Lenders have accepted such Extension Offer.

(b)

It

shall be

a condition

precedent to

the effectiveness

of any

Extension

that:

(i)

no
Default shall have occurred and

be continuing immediately prior to

and immediately after giving
effect

to such

Extension, (ii)

the representations

and warranties

of the

Borrower and

each other
Loan Party

contained in

Section 6

or any

other Loan

Document,

or which

are contained

in any
document furnished

at any

time under

or in

connection herewith

or therewith,

shall be

true and
correct in all material

respects (and in all

respects if any such

representation or warranty is

already
qualified

by

materiality

or

reference

to

Material

Adverse

Effect)

on

and

as

of

the

date

of

such
Extension,

except

to

the

extent

that

such

representations

and

warranties

specifically

refer

to

an
earlier date,

in which case,

they shall

be true and

correct in all

material respects (and

in all respects
if any such representation

or warranty is already

qualified by materiality or

reference to Material
Adverse Effect)

as of

such earlier

date, (iii)

the L/C

Issuer and

the Swingline

Lender shall

have
consented to any Extension of the Revolving Credit Commitments if such Extension provides for
the issuance of

Letters of Credit

or the making

of Swingline Loans

at any time

during the extended
period, and (iv) the terms of such Extension shall comply with Section 2.16(c).

(c)

The terms of each Extension shall be determined by the Borrower and the applicable
extending Lenders and be set forth in an

Additional Credit Extension Amendment, provided, that
(i) the

final maturity

date of

any Extended

Revolving Credit

Commitment or

Extended Incremental
Term

Loan shall

be no

earlier than

the Revolving

Credit Termination

Date or

the maturity

date
applicable to

the existing

Incremental Term Loans,

(ii)(A) there shall

be no

scheduled amortization
of

the

Extended

Revolving

Credit

Commitments

and

(B)

the

scheduled

amortization

of

the
Extended

Incremental

Term

Loans

shall

be

as

agreed

among

the

Borrower

and

the

Lenders
providing such Extended Incremental

Term Loans, (iii)(A) the Extended Revolving Loans

and the
Extended

Incremental Term

Loans will

rank pari

passu in

right of

payment with

the Revolving
Loans and the Incremental

Term

Loans being extended, and

(B) the borrower and

the guarantors
of

the

Extended

Revolving

Credit

Commitments

or

the

Extended

Incremental

Term

Loans,

as
applicable,

shall

be

the

Borrower

and

the

Guarantors,

(iv) the

interest

rate

margins

and

fees
applicable to any

Extended Revolving Credit

Commitments (and the

Extended Revolving Loans
thereunder)

and

Extended

Incremental

Loans

shall

be

determined

by

the

Borrower

and

the
applicable extending

Lenders, and

(v) to

the extent

the terms

of the

Extended Revolving

Credit
Commitments or

Extended Incremental

Term Loans are

inconsistent with

the terms

set forth

herein
(except as set

forth in clauses

(i) through (iv)

above), such terms

shall be reasonably

satisfactory
to the Administrative Agent.

(d)

In connection with any Extension, the Borrower, the Administrative

Agent and each
applicable extending Lender shall

execute and deliver to

the Administrative Agent an

Additional
Credit

Extension

Amendment

and

such

other

documentation

as

the

Administrative

Agent

shall
reasonably

specify

to

evidence

the Extension.

The Administrative

Agent shall

promptly

notify
each

Lender

as

to

the

effectiveness

of

each

Extension.

Notwithstanding

anything

herein

to

the
contrary,

any

Additional

Credit

Extension

Amendment

may,

without

the

consent

of

any

other
Lender,

effect

such

amendment

to

this

Agreement

and

the

other

Loan

Documents

as

may

be
necessary or appropriate (but only to

such extent), in the reasonable opinion of

the Administrative
Agent

and

the

Borrower,

to

implement

the

terms

of

any

such

Extension

Offer,

including

any
amendments

necessary

to

establish

Extended

Revolving

Credit

Commitments

or

Extended
Incremental Term Loans as a

new tranche of

Revolving Credit Commitments

or Incremental Term
Loan, as applicable,

and such other

technical amendments as

may be necessary

or appropriate in

the

reasonable

opinion

of

the

Administrative

Agent

and

the

Borrower

in

connection

with

the
establishment of

such new

tranche (including

to preserve

the pro

rata treatment

of the

extended
and

non-extended

tranches

and

to

provide

for

the

reallocation

of

any

L/C

Obligations

or
obligations under Swingline Loans

upon the expiration or

termination of the commitments

under
any tranche), in each case on terms consistent with this Section 2.16.

(e)

This Section 2.16 shall supersede any provisions of Section 13.3 to the contrary.
S
ECTION

3.

F
EES
.
Section 3.1.

Fees.

(a)
Revolving

Credit

Commitment

Fee
.

The

Borrower

shall

pay to

the

Administrative
Agent

for

the

ratable

account

of

the

Lenders

in

accordance

with

their

Revolver

Percentages

a
commitment fee at the rate per annum

equal to the Applicable Margin (computed on

the basis of a
year

of

360 days

and

the

actual

number

of

days

elapsed)

times

the

daily

amount

by

which

the
aggregate Revolving Credit Commitments exceeds

the principal amount of Revolving

Loans and
L/C Obligations then outstanding.

For the avoidance of doubt, the principal amount of Swingline
Loans shall not be

counted towards or considered

usage of the Revolving

Credit Commitments for
purposes of

this Section.

Such commitment

fee shall

be payable

quarterly in

arrears on

the last
day of each

March, June, September,

and December

in each year

(commencing on the

first such
date occurring after

the Closing Date)

and on the

Revolving Credit Termination

Date, unless the
Revolving

Credit

Commitments

are

terminated

in

whole

on

an

earlier

date,

in

which

event

the
commitment fee for

the period to

the date of

such termination in

whole shall be

paid on the

date
of such termination.

(b)
Letter of Credit Fees.

On the date

of issuance or

extension, or increase

in the amount,
of any Letter

of Credit pursuant

to Section 1.3, the

Borrower shall pay

to the L/C Issuer

for its own
account a fronting fee

equal to 0.125% of

the face amount of

(or of the increase

in the face amount
of) such

Letter of

Credit.

Quarterly in

arrears, on

the last

day of

each March,

June, September,
and December, commencing on the first such date occurring after the Closing Date, the Borrower shall pay

to the

Administrative Agent,

for the

ratable benefit

of the

Lenders in

accordance with
their Revolver Percentages, a

letter of credit fee (the
“L/C Participation Fee”
) at a rate

per annum
equal to

the Applicable

Margin (computed on

the basis

of a

year of

360 days and

the actual

number
of days elapsed) in

effect during each day of

such quarter applied to

the daily average face

amount
of Letters

of Credit

outstanding during

such quarter.

In addition,

the Borrower

shall pay

to the
L/C Issuer

for

its

own

account

the

L/C Issuer’s

standard

issuance,

drawing,

negotiation,
amendment, assignment, and other

administrative fees for each Letter

of Credit as established by
the L/C Issuer from time to time.

(c)
Administrative Agent Fees
.

The Borrower shall pay to the Administrative Agent, for
its own use and benefit, the fees agreed to between the Administrative Agent and the Borrower in a letter dated as of the date hereof, or as otherwise agreed to in writing between them.

S
ECTION

4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

Section 4.1.

Taxes

.

(a)
Certain Defined Terms.

For purposes of

this Section, the

term “Lender” includes

any
L/C Issuer and the term “applicable law” includes FATCA.

(b)
Payments Free

of Taxes.

Any and

all payments

by or

on account

of any

obligation
of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.

If any applicable law (as determined in

the good
faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any
Tax from any such payment by a

Withholding Agent, then the

applicable Withholding Agent shall
be entitled to make

such deduction or withholding

and shall timely pay

the full amount deducted
or withheld to

the relevant Governmental Authority

in accordance with applicable

law and, if

such
Tax

is an Indemnified Tax,

then the sum payable by

the applicable Loan Party

shall be increased
as necessary so

that after such

deduction or withholding

has been made

(including such

deductions
and

withholdings

applicable

to

additional

sums

payable

under

this

Section)

the

applicable
Recipient receives

an amount

equal to

the sum

it would

have received

had no

such deduction

or
withholding been made.

(c)
Payment of

Other Taxes

by the

Loan Parties.

The Loan

Parties shall

timely pay

to
the

relevant

Governmental

Authority in

accordance

with

applicable

law,

or

at

the

option

of

the
Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)
Indemnification

by

the

Loan

Parties.

The

Loan

Parties

shall

jointly

and

severally
indemnify each Recipient,

within thirty (30) days

after demand therefor, for

the full amount

of any
Indemnified Taxes (including

Indemnified Taxes imposed

or asserted

on or

attributable to

amounts
payable

under

this

Section)

payable

or

paid

by

such

Recipient

or

required

to

be

withheld

or
deducted from a

payment to such

Recipient and any

reasonable expenses arising

therefrom or with
respect

thereto,

whether

or

not

such

Indemnified

Taxes

were

correctly

or

legally

imposed

or
asserted by the relevant Governmental Authority.

A certificate as to the amount of such payment
or liability delivered to

the Borrower by a

Lender (with a copy

to the Administrative Agent),

or by
the Administrative

Agent on

its own

behalf or

on behalf

of a

Lender,

shall be

conclusive absent
manifest error.

(e)
Indemnification

by

the

Lenders.

Each

Lender

shall

severally

indemnify

the
Administrative Agent,

within ten (10)

days after

demand therefor,

for (i) any

Indemnified Taxes
or

Other

Taxes

attributable

to

such

Lender

(but

only

to

the

extent

that

any

Loan

Party

has

not
already

indemnified

the

Administrative

Agent

for

such

Indemnified

Taxes

or

Other

Taxes

and
without

limiting the

obligation

of the

Loan Parties

to do

so), (ii)

any Taxes

attributable to

such
Lender’s failure to comply with the provisions of Section 13.2(d) relating to the maintenance of a
Participant Register and

(iii) any Excluded

Taxes attributable to such Lender, in

each case, that

are
payable

or

paid

by

the

Administrative

Agent

in

connection

with

any

Loan

Document,

and

any
reasonable

expenses

arising

therefrom

or

with

respect

thereto,

whether

or

not

such

Taxes

were
correctly or legally imposed or asserted by the relevant Governmental Authority.

A certificate as

to the

amount of

such payment

or liability

delivered to

any Lender

by the

Administrative Agent
shall

be

conclusive

absent

manifest

error.

Each

Lender

hereby

authorizes

the

Administrative
Agent to set off and apply any and all

amounts at any time owing to such Lender under any Loan
Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (e).

(f)
Evidence

of

Payments.
As

soon

as

practicable

after

any

payment

of

Taxes

by

any
Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to
the Administrative Agent the

original or a certified

copy of a receipt

issued by such Governmental
Authority evidencing such

payment, a copy

of the return

reporting such payment

or other evidence
of such payment reasonably satisfactory to the Administrative Agent.

(g)
Status of Lenders.

(i) Any Lender that is entitled to

an exemption from or reduction
of withholding Tax

with respect to payments made under any Loan Document shall deliver to the
Borrower and

the Administrative

Agent, at

the time

or times

reasonably requested

by the

Borrower
or

the

Administrative

Agent,

such

properly

completed

and

executed

documentation

reasonably
requested by the Borrower

or the Administrative Agent as

will permit such payments

to be made
without withholding

or at

a reduced

rate of

withholding.

In addition,

any Lender,

if reasonably
requested by

the Borrower

or the

Administrative Agent,

shall deliver

such other

documentation
prescribed by applicable

law or reasonably

requested by the

Borrower or

the Administrative Agent
as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject

to backup

withholding or

information reporting

requirements.

Notwithstanding anything
to the contrary in the preceding two

sentences, the completion, execution and submission

of such
documentation (other

than such

documentation set

forth in

Section 4.1(g)(ii)(A), (ii)(B)

and (ii)(D)
below) shall not be required if

in the Lender’s reasonable judgment such

completion, execution or
submission

would

subject

such

Lender

to

any

material

unreimbursed

cost

or

expense

or

would
materially prejudice the legal or commercial position of such Lender.

(ii)

Without limiting the generality of the foregoing,

(A)

any

Lender

that

is

a

U.S.

Person

shall

deliver

to

the

Borrower

and

the
Administrative Agent

on or

prior to

the date

on which

such Lender

becomes a

Lender under
this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable

request

of

the
Borrower

or

the

Administrative

Agent),

executed

originals

of

IRS

Form

W-9

certifying
that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver
to

the

Borrower

and

the

Administrative

Agent

(in

such

number

of

copies

as

shall

be
requested by the recipient) on or

prior to the date on which such

Foreign Lender becomes
a

Lender

under

this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable
request

of

the

Borrower

or

the

Administrative

Agent),

whichever

of

the

following

is
applicable:

(i)

in the case

of a Foreign

Lender claiming the

benefits of an

income
tax

treaty

to

which

the

United

States

is

a

party

(x) with

respect

to

payments

of
interest

under

any

Loan

Document,

executed

originals

of

IRS

Form

W-8BEN

establishing

an

exemption

from,

or

reduction

of,

U.S.

federal

withholding

Tax
pursuant to the “interest” article of such

tax treaty and (y) with respect to any

other
applicable payments under

any Loan Document,

IRS Form W-8BEN

establishing
an exemption

from, or

reduction of,

U.S. federal

withholding Tax

pursuant to

the
“business profits” or “other income” article of such tax treaty;

(ii)

executed originals of IRS Form W-8ECI;

(iii)

in

the

case

of

a

Foreign

Lender

claiming

the

benefits

of

the
exemption for portfolio interest

under Section 881(c) of

the Code, (x) a certificate
substantially in

the form

of Exhibit

H-1 to

the effect

that such

Foreign Lender

is
not a “bank”

within the meaning

of Section 881(c)(3)(A)

of the Code,

a “10 percent
shareholder”

of

the

Borrower

within

the

meaning

of

Section

881(c)(3)(B)

of

the
Code,

or

a

“controlled

foreign

corporation”

described

in

Section 881(c)(3)(C)

of
the Code (a
“U.S. Tax

Compliance Certificate”
) and (y) executed originals of IRS
Form W-8BEN; or

(iv)

to the extent a Foreign Lender is not the beneficial owner, executed originals

of

IRS

Form

W-8IMY,

accompanied

by

IRS

Form

W-8ECI,

IRS
Form W-8BEN,

a

U.S.

Tax

Compliance

Certificate

substantially

in

the

form

of
Exhibit H-2 or

Exhibit H-3,

IRS Form

W-9, and/or

other certification

documents
from each beneficial owner,

as applicable;
provided that if the Foreign Lender is a
partnership and one or more

direct or indirect partners of

such Foreign Lender are
claiming

the

portfolio

interest

exemption,

such

Foreign

Lender

may

provide

a
U.S. Tax Compliance Certificate substantially in the form of

Exhibit H-4 on behalf
of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver
to

the

Borrower

and

the

Administrative

Agent

(in

such

number

of

copies

as

shall

be
requested by the recipient) on or

prior to the date on which such

Foreign Lender becomes
a

Lender

under

this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable
request of the

Borrower or the

Administrative Agent), executed

originals of any

other form
prescribed by applicable law as a basis

for claiming exemption from or a reduction in

U.S.
federal

withholding

Tax,

duly

completed,

together

with

such

supplementary
documentation

as

may

be

prescribed

by

applicable

law

to

permit

the

Borrower

or

the
Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender

under any Loan Document would be

subject
to U.S. federal withholding Tax imposed by FATCA

if such Lender were to fail

to comply
with

the

applicable

reporting

requirements

of

FATCA

(including

those

contained

in
Section 1471(b)

or 1472(b)

of the

Code, as

applicable),

such Lender

shall

deliver to

the
Borrower and the Administrative Agent at the time or times prescribed by law and at such time

or

times

reasonably

requested

by

the

Borrower

or

the

Administrative

Agent

such
documentation

prescribed

by

applicable

law

(including

as

prescribed

by
Section 1471(b)(3)(C)(i)

of

the

Code)

and

such

additional

documentation

reasonably
requested

by

the

Borrower

or

the

Administrative

Agent

as

may

be

necessary

for

the

Borrower

and the

Administrative Agent

to comply

with their

obligations under

FATCA
and

to

determine

that

such

Lender

has

complied

with

such

Lender’s

obligations

under
FATCA

or to determine

the amount to

deduct and withhold

from such payment.

Solely for
purposes

of

this

clause (D),
“FATCA”
shall

include

any

amendments

made

to

FATCA
after the date of this Agreement.
Each

Lender

agrees

that

if

any

form

or

certification

it

previously

delivered

expires

or
becomes obsolete

or inaccurate

in any

respect, it

shall update

such form

or certification

or promptly
notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)
Treatment of Certain Refunds.

If any

party receives

a refund

of any

Taxes as to which
it has been indemnified pursuant

to this Section (including by the

payment of additional amounts
pursuant to

this Section),

it shall

pay to

the indemnifying

party an

amount equal

to such

refund
(but only to

the extent of

indemnity payments made

under this Section

with respect to

the Taxes
giving rise

to such

refund), net

of all

out-of-pocket expenses

(including Taxes) of

such indemnified
party and

without interest

(other than

any interest

paid by

the relevant

Governmental Authority
with respect

to such

refund).

Such indemnifying

party, upon the

request of

such indemnified

party,
shall repay

to such

indemnified party

the amount

paid over

pursuant to

this subsection (h)

(plus
any penalties,

interest or

other charges

imposed by

the relevant

Governmental Authority)

in the
event that

such indemnified

party is

required to

repay such

refund to

such Governmental

Authority.

Notwithstanding anything

to the

contrary in

this subsection (h),

in no

event will

the indemnified
party be required

to pay any

amount to an

indemnifying party pursuant

to this subsection (h)

the
payment of which

would place the

indemnified party in

a less favorable

net after-Tax position than
the

indemnified

party

would

have

been

in

if

the

Tax

subject

to

indemnification

had

not

been
deducted, withheld or otherwise

imposed and the indemnification

payments or additional amounts
giving rise to such

refund had never been

paid.

This subsection shall not

be construed to require
any indemnified

party to

make available

its Tax

returns (or

any other

information relating

to its
Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)
Survival.

Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent

or any assignment of rights

by, or

the replacement of, a
Lender,

the termination

of the

Commitments and

the repayment,

satisfaction or

discharge

of all
obligations under any Loan Document.
Section 4.2.

Change of Law.

Notwithstanding any other provisions of this Agreement or
any other Loan Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any Eurodollar

Loans or to perform its obligations as

contemplated
hereby,

such

Lender

shall

promptly

give

notice

thereof

to

the

Borrower

and

such

Lender’s
obligations to make or

maintain Eurodollar Loans under

this Agreement shall be

suspended until
it is

no longer

unlawful for

such Lender

to make

or maintain

Eurodollar Loans.

The Borrower
shall prepay on demand the

outstanding principal amount of any

such affected Eurodollar Loans,
together

with

all

interest

accrued

thereon

and

all

other

amounts

then

due

and

payable

to

such
Lender under this Agreement; provided, however,

subject to all of the terms

and conditions of this
Agreement, the Borrower

may then elect

to borrow

the principal amount

of the affected

Eurodollar
Loans from such Lender by means of Base Rate

Loans from such Lender, which Base Rate Loans
shall not be made ratably by the Lenders but only from such affected Lender.

Section 4.3.

Unavailability

of

Deposits

or

Inability

to

Ascertain,

or

Inadequacy

of,
LIBOR
.

(a)
Reserved .

(b)
Replacing

USD

LIBOR.

On

March

5,

2021

the

Financial

Conduct

Authority
( “FCA”
),

the

regulatory

supervisor

of

USD

LIBOR’s

administrator

(
“IBA”
),

announced

in

a
public

statement

the

future

cessation

or

loss

of

representativeness

of

overnight/Spot

Next,

1-
month, 3-month, 6-month and

12- month USD

LIBOR tenor settings.

On the earlier of

(i) the date
that

all

Available

Tenors

of

USD

LIBOR

have

either

permanently

or

indefinitely

ceased

to

be
provided by IBA or have been announced by the FCA pursuant to public statement or publication of information

to be

no longer

representative and

(ii) the

Benchmark Replacement

Date relating
to

an

Early

Opt-in

Election,

if

the

then-current

Benchmark

is

USD

LIBOR,

the

Benchmark
Replacement

will

replace

such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan
Document in

respect of

any setting

of such

Benchmark on

such day

and all

subsequent settings
without any

amendment to,

or further

action or

consent of

any other

party to

this Agreement

or
any

other

Loan

Document.

If

the

Benchmark

Replacement

is

Daily

Simple

SOFR,

all

interest
payments will be payable on a quarterly basis.
(c)

Effect of

Benchmark Transition Event.

(i) Notwithstanding

anything to

the contrary
herein

or

in

any

other

Loan

Document,

if

a

Benchmark

Transition

Event

or

an

Early

Opt
-
in
Election, as

applicable, and

its related

Benchmark Replacement

Date have

occurred prior

to the
Reference Time in respect

of any setting of the then
-
current Benchmark, then (x) if a Benchmark
Replacement is determined

in accordance

with clause (1)

or (2) of

the definition of

“Benchmark
Replacement” for such Benchmark

Replacement Date, such Benchmark

Replacement will replace
such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan

Document

in

respect

of

such
Benchmark

setting

and

subsequent

Benchmark

settings

without

any

amendment

to,

or

further
action or consent

of any other

party to, this

Agreement or any

other Loan Document

and (y) if a
Benchmark

Replacement

is

determined

in

accordance

with

clause

(3)

of

the

definition

of
“Benchmark

Replacement”

for

such

Benchmark

Replacement

Date,

such

Benchmark
Replacement

will

replace

such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan
Document

in

respect

of

any

Benchmark

setting

at

or

after

5:00

p.m.

(Chicago

time)

on

the

5th
Business

Day after

the date

notice of

such

Benchmark

Replacement is

provided

to the

Lenders
without any

amendment to,

or further

action or

consent of

any other

party to,

this Agreement

or
any

other

Loan Document

so long

as

the Administrative

Agent has

not received,

by such

time,
written

notice

of

objection

to

such

Benchmark

Replacement

from

Lenders

comprising

the
Required Lenders.

(ii)

Notwithstanding

anything

to

the

contrary

herein

or

in

any

other

Loan
Document and subject to

the proviso below in

this paragraph, if a

Term

SOFR Event and
its

related

Benchmark

Replacement

Date

have

occurred

prior

to

the

Reference

Time

in
respect

of

any

setting

of

the

then
-
current

Benchmark,

then

the

applicable

Benchmark
Replacement will replace the then
-
current Benchmark for all purposes hereunder or under
any

Loan

Document

in

respect

of

such

Benchmark

setting

and

subsequent

Benchmark
settings, without any amendment to, or further action or consent of any other party to, this
Agreement or

any other

Loan Document;
provided

that, this

clause (ii)

shall not

be effective
unless

the

Administrative

Agent

has

delivered

to

the

Lenders

and

the

Borrower

a

Term
SOFR Notice.

(iii)

In connection

with the

implementation of

a Benchmark

Replacement, the
Administrative

Agent

will

have the

right

to make

Benchmark Replacement

Conforming
Changes from time to time

and, notwithstanding anything to the

contrary herein or in any
other

Loan

Document,

any

amendments

implementing

such

Benchmark

Replacement
Conforming Changes

will become

effective without

any further

action or

consent of

any
other party to this Agreement or any other Loan Document.

(iv)

The

Administrative

Agent

will

promptly

notify

the

Borrower

and

the
Lenders

of

(A) any

occurrence

of

a

Benchmark

Transition

Event,

Term

SOFR

Event

or
Early Opt
-
in Election, as applicable, and its

related Benchmark Replacement Date, (B) the
implementation of any Benchmark

Replacement, (C) the effectiveness

of any Benchmark
Replacement

Conforming

Changes,

(D)

the

removal

or

reinstatement

of

any

tenor

of

a
Benchmark pursuant to clause (v) below and (E) the commencement or conclusion of any
Benchmark

Unavailability

Period.

Any

determination,

decision

or

election

that

may

be
made

by

the

Administrative

Agent

or,

if

applicable,

any

Lender

(or

group

of

Lenders)
pursuant to this Section 4.3(c), including any determination with respect to a tenor, rate or adjustment or

of the

occurrence or

non
-
occurrence of

an event,

circumstance or

date and
any

decision

to

take

or

refrain

from

taking

any

action

or

any

selection,

will

be

made

in
good faith in its or their reasonable discretion giving due consideration to any selection or recommendation

by

the

Relevant

Governmental

Body

and

to

any

prevailing

market
practices for U.S.

Dollar-denominated syndicated

credit facilities

and shall be

conclusive
and binding absent manifest error without consent from any other party to this Agreement or any

other Loan

Document, except,

in each

case, as

expressly required

pursuant to

this
Section

4.3(c).

The

parties

hereto

acknowledge

that,

on

March

5,

2021,

the

ICE
Benchmark Administration (the “IBA”
), the administrator

of the London

interbank offered
rate ( “LIBOR Rate”
), stated that as a result

of its not having access to

input data necessary
to calculate LIBOR

Rate settings on

a representative basis

beyond the intended

cessation
dates set forth in such statement, it would have

to cease publication of all 35 LIBOR Rate
settings

immediately

after

such

dates.

The

IBA

did

not

identify

any

successor
administrator in

its announcement.

The IBA

also noted

that the

U.K. Financial

Conduct
Authority (the “FCA”
), the

regulatory supervisor

for the

IBA, could,

at a

later date,

use
proposed new

powers to

require the

IBA to

publish LIBOR

Rate settings

on a

synthetic
basis.

The FCA also issued

a separate announcement confirming

that the IBA had

notified
the FCA

of its

intent to

cease providing

all LIBOR

Rate settings.

While the

FCA stated
that, subject to

the establishment of

the new proposed

powers, it would

consult on the

issue
of

requiring

the

IBA

to

produce

certain

LIBOR

Rate

tenors

on

a

synthetic

basis,

it
confirmed

that

all

35

LIBOR

Rate

settings

will

either

cease

to

be

provided

by

any
administrator or will no longer

be representative as of the

dates set forth in such

statement.

(v)

Notwithstanding

anything

to

the

contrary

herein

or

in

any

other

Loan
Document, at any time (including in

connection with the implementation of

a Benchmark
Replacement), (A) if the then
-
current Benchmark is a term rate

(including Term

SOFR or
LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information

service

that

publishes

such

rate

from

time

to

time

as

selected

by

the
Administrative

Agent

in

good

faith

and

in

its

reasonable

discretion

giving

due
consideration

to

any

prevailing

market

practice

for

U.S.

Dollar-denominated

syndicated

credit facilities

or (2) the

regulatory supervisor

for the

administrator of

such Benchmark
has provided

a public

statement or

publication of

information announcing

that any

tenor
for such Benchmark is

or will be no

longer representative, then the

Administrative Agent
may modify the definition of “Interest Period” for any Benchmark settings at or after such time

to

remove

such

unavailable

or

non
-
representative

tenor

and

(B)

if

a

tenor

that

was
removed pursuant to

clause (A) above

either (1) is subsequently

displayed on a

screen or
information service for a

Benchmark (including a Benchmark

Replacement) or (2)

is not,
or is no longer, subject to an

announcement that it is or

will no longer be representative

for
a Benchmark (including

a Benchmark Replacement),

then the Administrative

Agent may
modify the definition of

“Interest Period” for all

Benchmark settings at or

after such time
to reinstate such previously removed tenor.

(vi)

Upon

the

Borrower’s

receipt

of

notice

of

the

commencement

of

a
Benchmark Unavailability Period,

the Borrower may revoke

any request for a

Borrowing
of, conversion to or

continuation of Eurodollar Loans to

be made, converted or continued
during

any

Benchmark

Unavailability

Period

and,

failing

that,

the

Borrowers

will

be
deemed to have

converted any such

request into a

request for a

Borrowing of or

conversion
to

Base

Rate

Loans.

During

any

Benchmark

Unavailability

Period

or

at

any

time

that

a
tenor for

the then
-
current Benchmark

is not

an Available

Tenor,

the component

of Base
Rate

based

upon

the

then
-
current

Benchmark

or

such

tenor

for

such

Benchmark,

as
applicable, will not be used in any determination of Base Rate.
(vii) Certain Defined Terms
.

As used in this Section 4.3(c):

“Available Tenor”

means, as of any date of determination and with
respect

to

the

then
-
current

Benchmark,

as

applicable,

any

tenor

for

such
Benchmark or payment period for

interest calculated with reference

to such
Benchmark, as applicable, that

is or may be

used for determining the

length
of

an

Interest

Period

pursuant

to

this

Agreement

as

of

such

date

and

not
including, for the avoidance of doubt, any tenor for such

Benchmark that is
then
-
removed from the

definition of “Interest

Period” pursuant to

clause (v)
of this Section 4.3(c).

“Benchmark”

means, initially, the

LIBOR Index

Rate;
provided

that
if a

Benchmark Transition

Event, a

Term

SOFR Event

or an

Early Opt
-
in
Election, as applicable,

and its related

Benchmark Replacement Date

have
occurred

with

respect

to

the

LIBOR

Index

Rate

or

the

then
-
current
Benchmark,

then

“Benchmark”

means

the

applicable

Benchmark
Replacement to the extent

that such Benchmark Replacement

has replaced
such prior

benchmark rate

pursuant to

clause (i) or

(ii) of

this Section

4.3(c).

“Benchmark

Replacement”
means,

for

any

Available

Tenor,

the
first alternative

set forth

in the

order below

that can

be determined

by the
Administrative Agent for the applicable Benchmark Replacement Date:

(1)

the sum

of: (a)

Term

SOFR and

(b) the

related Benchmark
Replacement Adjustment;

(2)

the

sum

of:

(a)

Daily

Simple

SOFR

and

(b)

the

related
Benchmark Replacement Adjustment;

(3)

the sum

of:

(a) the

alternate benchmark

rate that

has been
selected by the Administrative Agent

and the Borrower as the

replacement
for

the

then
-
current

Benchmark

for

the

applicable

Corresponding

Tenor
giving

due

consideration

to

(i) any

selection

or

recommendation

of

a
replacement benchmark rate

or the mechanism for

determining such a

rate
by the Relevant Governmental Body or (ii) any evolving or

then
-
prevailing
market convention

for determining

a benchmark

rate as

a replacement

for
the then
-
current Benchmark for

U.S. dollar
-
denominated syndicated credit
facilities

at

such

time

and

(b) the

related

Benchmark

Replacement
Adjustment;
provided

that,

in

the

case

of

clause

(1),

such

Unadjusted

Benchmark
Replacement

is

displayed

on

a

screen

or

other

information

service

that
publishes

such

rate

from

time

to

time

as

selected

by

the

Administrative
Agent in

good faith

and in

its reasonable

discretion giving

due consideration
to any

prevailing market

practice for

U.S. Dollar-denominated

syndicated
credit

facilities;
provided

further

that,

notwithstanding

anything

to

the
contrary

in

this

Agreement

or

in

any

other

Loan

Document,

upon

the
occurrence

of

a

Term

SOFR

Event,

and

the

delivery

of

a

Term

SOFR
Notice,

on

the

applicable

Benchmark

Replacement

Date

the

“Benchmark
Replacement” shall revert to and

shall be deemed to be

the sum of (a) Term
SOFR and (b) the related

Benchmark Replacement Adjustment, as set

forth
in clause (1) of this definition (subject to the first proviso above).
If the Benchmark Replacement as determined pursuant to clause (1), (2) or
(3) above would

be less than

the Floor, the Benchmark

Replacement will be
deemed

to

be

the

Floor for

the

purposes

of

this

Agreement

and

the

other
Loan Documents.

“Benchmark Replacement Adjustment”
means, with respect

to any
replacement of the then

current Benchmark with

an Unadjusted Benchmark
Replacement for any

applicable Interest Period

and Available Tenor for any
setting of such Unadjusted Benchmark Replacement:

(1)

for

purposes

of

clauses

(1)

and

(2)

of

the

definition

of
“Benchmark Replacement,” the first alternative set forth

in the order below
that can be determined by the Administrative Agent:

(a)

the

spread

adjustment,

or

method

for

calculating

or
determining such spread

adjustment, (which may

be a positive

or negative

value or

zero) as

of the

Reference Time

such Benchmark

Replacement is
first set for such Interest

Period that has been

selected or recommended by
the Relevant

Governmental Body

for the

replacement of

such Benchmark
with the applicable Unadjusted Benchmark Replacement for the applicable
Corresponding Tenor;

(b)

the spread adjustment

(which may be

a positive or

negative
value or

zero) as

of the

Reference Time

such Benchmark

Replacement is
first set

for such

Interest Period

that would

apply to

the fallback

rate for

a
derivative transaction

referencing the

ISDA Definitions

to be

effective upon
an index cessation event with respect to such Benchmark for the applicable
Corresponding Tenor; and

(2)

for

purposes of

clause (3)

of the

definition of

“Benchmark
Replacement,”

the

spread

adjustment,

or

method

for

calculating

or
determining such spread

adjustment, (which may

be a positive

or negative
value or

zero) that

has been

selected by

the Administrative

Agent and

the
Borrower for the applicable Corresponding Tenor giving due consideration to (i)

any selection

or recommendation

of a

spread adjustment,

or method
for calculating or determining such

spread adjustment, for the replacement
of

such

Benchmark

with

the

applicable

Unadjusted

Benchmark
Replacement

by

the

Relevant

Governmental

Body

on

the

applicable
Benchmark Replacement

Date and/or

(ii) any

evolving or

then-prevailing
market

convention

for

determining

a

spread

adjustment,

or

method

for
calculating or

determining such

spread adjustment,

for the

replacement of
such Benchmark

with the

applicable Unadjusted

Benchmark Replacement
for U.S. dollar denominated syndicated credit facilities;
provided

that, in the case of clause (1) above,

such adjustment is displayed
on

a

screen

or

other

information

service

that

publishes

such

Benchmark
Replacement

Adjustment

from

time

to

time

as

selected

by

the
Administrative Agent in its reasonable discretion.

“Benchmark

Replacement

Conforming

Changes”

means,

with
respect

to

any

Benchmark

Replacement,

any

technical,

administrative

or
operational changes (including

changes to

the definition of

“Base Rate,” the
definition of “Business Day,” the definition of “Interest Period,” the timing
and

frequency

of

determining

rates

and

making

payments

of

interest,

the
timing

of

borrowing

requests

or

prepayment,

conversion

or

continuation
notices,

the

length

of

lookback

periods,

the

applicability

of

breakage
provisions, and

other technical,

administrative or

operational matters)

that
the Administrative Agent reasonably

decides may be appropriate

to reflect
the adoption

and implementation

of such

Benchmark Replacement

and to
permit the administration thereof by

the Administrative Agent in a

manner
substantially

consistent

with

market

practice

(or,

if

the

Administrative
Agent

in

good

faith

decides

that

adoption

of

any

portion

of

such

market

practice

is

not

administratively

feasible

or

if

the

Administrative

Agent
determines in

good faith

that no

market practice

for the

administration of
such

Benchmark

Replacement

exists,

in

such

other

manner

of
administration

as

the

Administrative

Agent

in

good

faith

decides

is
reasonably

necessary

in

connection

with

the

administration

of

this
Agreement and the other Loan Documents).

“Benchmark Replacement Date”

means the earliest to

occur of the
following events with respect to the then-current Benchmark:

(1)

in

the

case

of

clause

(1)

or

(2)

of

the

definition

of
“Benchmark

Transition

Event,”

the

later

of

(a)

the

date

of

the

public
statement or publication

of information referenced

therein and (b)

the date
on which

the administrator

of such

Benchmark (or

the published

component
used

in

the

calculation

thereof)

permanently

or

indefinitely

ceases

to
provide

all

Available

Tenors

of

such

Benchmark

(or

such

component
thereof);

(2)

in

the

case

of

clause

(3)

of

the

definition

of

“Benchmark
Transition

Event,”

the

date

of

the

public

statement

or

publication

of
information referenced therein;

(3)

in the

case of

a Term

SOFR Event,

the date

that is

30 days
after

the

date

a

Term

SOFR

Notice

is

provided

to

the

Lenders

and

the
Borrower pursuant to this Section 4.3(c)(ii); or

(4)

in the case

of an Early

Opt
-
in Election, the

6th Business Day
after

the

date

notice

of

such

Early

Opt
-
in

Election

is

provided

to

the
Lenders, so long

as the Administrative

Agent has not

received, by 5:00 p.m.
(Chicago time) on the 5th

Business Day after the date

notice of such Early
Opt
-
in

Election

is

provided

to

the

Lenders,

written

notice

of

objection

to
such Early Opt
-
in Election from Lenders

comprising the Required Lenders.
For

the

avoidance

of

doubt,

(i)

if

the

event

giving

rise

to

the

Benchmark
Replacement Date

occurs on

the same

day as,

but earlier

than, the

Reference
Time

in

respect

of

any

determination,

the

Benchmark

Replacement

Date
will

be

deemed

to

have

occurred

prior

to

the

Reference

Time

for

such
determination and (ii) the “Benchmark Replacement Date” will be deemed
to

have

occurred

in

the

case

of

clause (1)

or

(2)

with

respect

to

any
Benchmark upon the occurrence

of the applicable event

or events set forth
therein with

respect to

all then
-
current Available Tenors of such

Benchmark
(or the published component used in the calculation thereof).

“Benchmark

Transition

Event”
means

the

occurrence

of

one

or
more of the following events with respect to the then
-
current Benchmark:

(1)

a

public

statement

or

publication

of

information

by

or

on
behalf of the

administrator of such

Benchmark (or the

published component
used

in

the

calculation

thereof)

announcing

that

such

administrator

has
ceased or will cease to provide all

Available Tenors

of such Benchmark (or
such component thereof), permanently or indefinitely; provided that, at the
time of

such statement

or publication,

there

is no

successor administrator
that will

continue to

provide any

Available

Tenor

of such

Benchmark (or
such component thereof);

(2)

a

public

statement

or

publication

of

information

by

the
regulatory

supervisor

for

the

administrator

of

such

Benchmark

(or

the
published

component

used

in

the

calculation

thereof),

the

FRB,

the
NYFRB, an insolvency official

with jurisdiction over the administrator

for
such

Benchmark

(or

such

component),

a

resolution

authority

with
jurisdiction over

the administrator

for such

Benchmark (or

such component)
or a court

or an entity

with similar

insolvency or resolution

authority over
the

administrator

for

such

Benchmark

(or

such

component),

which

states
that the

administrator of such

Benchmark (or such

component) has ceased
or will

cease to

provide all

Available

Tenors

of such

Benchmark (or

such
component thereof)

permanently or

indefinitely,
provided

that, at

the time
of

such

statement

or

publication,

there

is

no

successor

administrator

that
will continue to

provide any Available

Tenor

of such Benchmark

(or such
component thereof); or

(3)

a

public

statement

or

publication

of

information

by

the
regulatory

supervisor

for

the

administrator

of

such

Benchmark

(or

the
published

component

used

in

the

calculation

thereof)

announcing

that

all
Available

Tenors

of such

Benchmark (or

such component

thereof) are

no
longer representative.
For

the

avoidance

of

doubt,

a

“Benchmark

Transition

Event”

will

be
deemed

to

have

occurred

with

respect

to

any

Benchmark

if

a

public
statement or

publication of

information set

forth above

has occurred

with
respect

to

each

then
-
current

Available

Tenor

of

such

Benchmark

(or

the
published component used in the calculation thereof).

“Benchmark Unavailability

Period”
means the

period (if

any) (x)
beginning

at

the

time

that

a

Benchmark

Replacement

Date

pursuant

to
clauses

(1)

or

(2)

of

that

definition

has

occurred

if,

at

such

time,

no
Benchmark Replacement

has replaced

the then
-
current Benchmark

for all
purposes hereunder and under any Loan Document in accordance with this
Section 4.3(c) and

(y) ending at

the time

that a

Benchmark Replacement

has
replaced the then
-
current Benchmark for all

purposes hereunder and under
any Loan Document in accordance with this Section 4.3(c).

“Corresponding Tenor”
with respect

to any

Available Tenor means,
as

applicable,

either

a

tenor

(including

overnight)

or

an

interest

payment
period

having

approximately

the

same

length

(disregarding

business

day
adjustment) as such Available Tenor.

“Daily

Simple

SOFR”
means,

for

any

day,

SOFR,

with

the
conventions for this rate (which

will include a lookback) being established
by

the

Administrative

Agent

in

accordance

with

the

conventions

for

this
rate

selected

or

recommended

by

the

Relevant

Governmental

Body

for
determining “Daily Simple SOFR” for syndicated business loans; provided that

if

the

Administrative

Agent

decides

in

good

faith

that

any

such
convention

is

not

administratively

feasible

for

the

Administrative

Agent,
then

the

Administrative

Agent

may

establish

another

convention

in

good
faith

and

in

its

reasonable

discretion

giving

due

consideration

to

any
prevailing market

practices for

U.S. Dollar-denominated

syndicated credit
facilities.

“Early

Opt
-
in

Election”
means,

if

the

then
-
current

Benchmark

is
the LIBOR Index Rate, the occurrence of:

(1)

a notification by the Administrative Agent to (or the request by

the

Borrower to

the

Administrative

Agent

to

notify)

each

of

the

other
parties

hereto

that

at

least

five

currently

outstanding

U.S.
dollar
-
denominated

syndicated

credit

facilities

at

such

time

contain

(as

a
result

of

amendment

or

as

originally

executed)

a

SOFR
-
based

rate
(including SOFR,

a term

SOFR or

any other

rate based

upon SOFR)

as a
benchmark rate (and

such syndicated credit

facilities are identified

in such
notice and are publicly available for review), and

(2)

the

joint

election

by

the

Administrative

Agent

and

the
Borrower

to

trigger

a

fallback

from

LIBOR

and

the

provision

by

the
Administrative Agent of written notice of such election to the Lenders.

“Floor”

means

the

benchmark

rate

floor,

if

any,

provided

in

this
Agreement

initially

(as

of

the

execution

of

this

Agreement,

the
modification, amendment or renewal of

this Agreement or otherwise) with
respect to LIBOR.

“FRB”

means

the

Board

of

Governors

of

the

Federal

Reserve
System of the United States.

“ISDA Definitions”
means the 2006

ISDA Definitions published by
the International Swaps and Derivatives Association,

Inc. or any successor
thereto, as

amended or

supplemented from

time to

time, or

any successor
definitional booklet for interest

rate derivatives published from

time to time

by

the

International

Swaps

and

Derivatives

Association,

Inc.

or

such
successor thereto.

“NYFRB”
means the Federal Reserve Bank of New York.

“NYFRB’s Website”
means the

website of

the Federal

Reserve Bank
of New York at http://www.newyorkfed.org,

or any successor source.

“Reference

Time”
with

respect

to

any

setting

of

the

then
-
current
Benchmark means (1) if

such Benchmark is

the LIBOR Index

Rate, 11:00
a.m. (London time) on

the day that is

two London banking days

preceding
the date of such setting, and (2) if such Benchmark is not the LIBOR Index
Rate, the time determined by the Administrative Agent in good faith and in its reasonable discretion giving due

consideration to any prevailing market
practice for U.S. Dollar-denominated syndicated credit facilities.

“Relevant Governmental Body
” means the

FRB and/or the

NYFRB,
or

a

committee

officially

endorsed

or

convened

by

the

FRB

and/or

the
NYFRB, or any successor thereto.

“SOFR”
means, with respect

to any Business

Day, a rate per annum
equal

to

the

secured

overnight

financing

rate

for

such

Business

Day
published

by

the

SOFR

Administrator

on

the

SOFR

Administrator’s
Website on the immediately succeeding Business Day.

“SOFR

Administrator”
means

the

NYFRB

(or

a

successor
administrator of the secured overnight financing rate).

“SOFR

Administrator’s

Website”
means

the

NYFRB’s

Website,
currently

at

http://www.newyorkfed.org,

or

any

successor

source

for

the
secured

overnight

financing

rate

identified

as

such

by

the

SOFR
Administrator from time to time.

“Term SOFR”
means, for the applicable

Corresponding Tenor as of
the

applicable

Reference

Time,

the

forward
-
looking

term

rate

based

on
SOFR

that

has

been

selected

or

recommended

by

the

Relevant
Governmental Body.

“Term SOFR Event”
means the

determination by

the Administrative
Agent that (a) Term

SOFR has been recommended for use by the Relevant
Governmental

Body,

(b) the

administration

of

Term

SOFR

is
administratively feasible for

the Administrative Agent

and (c) a Benchmark
Transition

Event

has

previously

occurred

resulting

in

a

Benchmark
Replacement in accordance with this

Section 4.3(c) that is not Term SOFR.

“Term

SOFR

Notice”
means

a

notification

by

the

Administrative
Agent to the Lenders and the

Borrower of the occurrence of a

Term

SOFR
Event.

“Unadjusted

Benchmark

Replacement”
means

the

applicable
Benchmark

Replacement

excluding

the

related

Benchmark

Replacement
Adjustment.
Section 4.4.

Increased Costs
.

(a)
Increased Costs Generally.

If any Change in Law shall:

(i)

impose,

modify

or

deem

applicable

any

reserve,

special

deposit,
compulsory loan, insurance

charge or similar

requirement against assets

of, deposits with
or

for

the

account

of,

or

credit

extended

or

participated

in

by,

any

Lender

(except

any
reserve requirement reflected in the Adjusted LIBOR) or any L/C Issuer;

(ii)

subject

any

Recipient

to

any

Taxes

(other

than

(A) Indemnified

Taxes,
(B) Taxes

described

in

clauses (b)

through

(d)

of

the

definition

of

Excluded

Taxes

and
(C) Connection Income Taxes) on its loans, loan principal,

letters of credit, commitments,
or other obligations, or

its deposits, reserves, other

liabilities or capital attributable

thereto;
or

(iii)

impose on

any Lender

or any

L/C Issuer

or the

London interbank

market
any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans
made by such Lender or any Letter of Credit or participation therein;
and the

result of

any of

the foregoing

shall be

to increase

the cost

to such

Lender or

such other
Recipient

of

making,

converting

to,

continuing

or

maintaining

any

Loan

or

of

maintaining

its
obligation to make any such Loan, or to increase the cost to such Lender,

such L/C Issuer or such
other Recipient of participating

in, issuing or maintaining

any Letter of Credit

(or of maintaining
its obligation to participate in or

to issue any Letter of Credit),

or to reduce the amount of

any sum
received

or

receivable

by

such

Lender,

L/C

Issuer

or

other

Recipient

hereunder

(whether

of
principal,

interest

or

any

other

amount)

then,

upon

request

of

such

Lender,

L/C

Issuer

or

other
Recipient, the

Borrower will

pay to

such Lender,

L/C Issuer

or other

Recipient, as

the case

may
be,

such

additional

amount

or

amounts

as

will

compensate

such

Lender,

L/C

Issuer

or

other
Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements.

If any

Lender or

L/C Issuer

determines that

any Change

in
Law affecting such Lender or L/C Issuer or any lending

office of such Lender or such Lender’s or
L/C Issuer’s

holding company,

if any,

regarding capital

or liquidity

requirements, has

or would
have the

effect

of reducing

the rate

of return

on such

Lender’s

or L/C

Issuer’s

capital or

on the
capital

of

such

Lender’s

or

L/C

Issuer’s

holding

company,

if

any,

as

a

consequence

of

this
Agreement, the

Commitments of

such Lender

or the

Loans made

by,

or participations

in Letters
of

Credit

or Swingline

Loans

held

by,

such

Lender,

or

the Letters

of

Credit

issued

by

any

L/C
Issuer,

to a

level

below that

which such

Lender

or L/C

Issuer

or such

Lender’s

or L/C

Issuer’s

holding company could have

achieved but for such

Change in Law

(taking into consideration such
Lender’s

or

L/C

Issuer’s

policies

and

the

policies

of

such

Lender’s

or

L/C

Issuer’s

holding
company with respect to capital adequacy),

then from time to time the

Borrower will pay to such
Lender or L/C Issuer,

as the case may be,

such additional amount or amounts

as will compensate
such

Lender

or

L/C

Issuer

or

such

Lender’s

or

L/C

Issuer’s

holding

company

for

any

such
reduction suffered.

(c)
Certificates for Reimbursement.

A certificate of a Lender or L/C Issuer setting forth
the amount

or amounts

necessary to

compensate such

Lender or

L/C Issuer

or its

holding company,
as

the

case

may

be,

as

specified

in

subsection (a)

or (b)

of

this

Section

and

delivered

to

the
Borrower, shall be conclusive absent manifest error.

The Borrower shall pay such Lender or L/C
Issuer, as the case may be,

the amount shown as

due on any such

certificate within thirty (30) days
after receipt thereof.

(d)
Delay in

Requests.

Failure or

delay on

the part

of any

Lender or

L/C Issuer

to demand
compensation pursuant

to this

Section shall

not constitute

a waiver

of such

Lender’s or

L/C Issuer’s
right

to

demand

such

compensation;
provided

that

the

Borrower

shall

not

be

required

to
compensate

a

Lender

or L/C

Issuer

pursuant to

this

Section for

any increased

costs incurred

or
reductions suffered

more than six (6)

months prior to

the date that

such Lender or

L/C Issuer,

as
the case may be, notifies the

Borrower of the Change in

Law giving rise to such

increased costs or
reductions, and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period

referred to

above shall

be extended

to include

the period

of retroactive

effect
thereof).
Section 4.5.

Funding

Indemnity
.

If

any

Lender

shall

incur

any

loss,

cost

or

expense
(including, without

limitation, any

loss, cost

or expense

incurred by

reason of

the liquidation

or
re-employment

of

deposits

or

other

funds

acquired

by

such

Lender

to

fund

or

maintain

any
Eurodollar Loan or Swingline Loan bearing interest at the Swingline Lender’s Quoted Rate or the relending or reinvesting of

such deposits or amounts

paid or prepaid to

such Lender) as a

result of:

(a)

any

payment,

prepayment

or

conversion

of

a

Eurodollar

Loan

or

such
Swingline Loan on a date other than the last day of its Interest Period,

(b)

any

failure

(because

of

a

failure

to

meet

the

conditions

of

Section 7

or
otherwise)

by the

Borrower to

borrow or

continue a

Eurodollar Loan

or such

Swingline
Loan, or

to convert

a Base

Rate Loan

into a

Eurodollar Loan

or such

Swingline Loan

on
the date specified in a notice given pursuant to Section 2.6(a) or 2.2(b),

(c)

any

failure

by

the

Borrower

to

make

any

payment

of

principal

on

any
Eurodollar Loan or

such Swingline Loan

when due (whether

by acceleration or

otherwise),
or

(d)

any

acceleration

of

the

maturity

of

a

Eurodollar

Loan

or

such

Swingline
Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand

of such Lender, the Borrower

shall pay to such

Lender such amount as

will
reimburse

such

Lender

for

such

loss,

cost

or

expense.

If

any

Lender

makes

such

a

claim

for
compensation,

it

shall

provide

to

the

Borrower,

with

a

copy

to

the

Administrative

Agent,

a
certificate

setting

forth

the

amount

of

such

loss,

cost

or

expense

in

reasonable

detail

and

the
amounts shown on such certificate shall be conclusive absent manifest error.
Section 4.6.

Discretion

of Lender

as to

Manner of

Funding.

Notwithstanding any

other
provision of this Agreement, each

Lender shall be entitled to

fund and maintain its funding

of all
or any

part of

its Loans

in any

manner it

sees fit,

it being

understood, however, that

for the

purposes
of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as
if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits

in

the

interbank

euro

dollar

market

having

a

maturity

corresponding

to

such

Loan’s
Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.
Section 4.7.

Lending

Offices;

Mitigation

Obligations.

Each

Lender

may,

at

its

option,
elect to make

its Loans hereunder

at the branch,

office or

affiliate specified

in its Administrative
Questionnaire (each

a
“Lending Office”
) for

each type

of Loan

available hereunder

or at

such other
of its

branches, offices

or affiliates

as it

may from

time to

time elect

and designate

in a

written
notice to the

Borrower and the

Administrative Agent.

If any Lender requests

compensation under
Section 4.4, or requires the Borrower

to pay any Indemnified Taxes

or additional amounts to any
Lender or any

Governmental Authority for

the account of

any Lender pursuant

to Section 4.1, then
such Lender

shall (at

the request

of the

Borrower) use

reasonable efforts

to designate

a different
lending office

for funding

or booking

its Loans

hereunder or

to assign

its rights

and obligations
hereunder to another of its offices, branches or

affiliates, if, in the judgment of such Lender,

such
designation or assignment (i) would eliminate

or reduce amounts payable pursuant to

Section 4.1
or 4.4,

as the

case may

be, in

the future,

and (ii) would

not subject

such Lender

to any

unreimbursed
cost or

expense and

would not

otherwise be

disadvantageous to

such Lender.

The Borrower

hereby
agrees to

pay all

reasonable costs

and expenses

incurred

by any

Lender in

connection with

any
such designation or assignment.
S
ECTION

5.

P
LACE AND
A
PPLICATION

OF
P
AYMENTS
.
Section 5.1.

Place and Application

of Payments.

All payments of

principal of and

interest
on

the

Loans

and

the

Reimbursement

Obligations,

and

all

other

Obligations

payable

by

the
Borrower under this Agreement and the other Loan

Documents, shall be made by the Borrower to
the Administrative Agent by no later than 2:00 p.m. (Chicago time) on the due date thereof at the
office of

the Administrative

Agent in

Chicago, Illinois

(or such

other location

as the

Administrative
Agent

may

designate

to

the

Borrower),

for

the

benefit

of

the

Lender(s)

or

L/C Issuer

entitled
thereto.

Any

payments

received

after

such

time

shall

be

deemed

to

have

been

received

by

the
Administrative Agent on

the next Business

Day.

All such payments

shall be made

in U.S. Dollars,
in

immediately

available

funds

at

the

place

of

payment,

in

each

case

without

set-off

or
counterclaim.

The Administrative

Agent will

promptly thereafter

cause to

be distributed

like funds
relating

to

the payment

of

principal or

interest

on Loans

and on

Reimbursement

Obligations

in
which

the

Lenders

have

purchased

Participating

Interests

ratably

to

the

Lenders

and

like

funds
relating to the payment of any

other amount payable to any

Lender to such Lender, in each case to
be applied in accordance

with the terms of

this Agreement.

Unless the Administrative Agent

shall

have

received

notice

from

the

Borrower

prior

to

the

date

on

which

any

payment

is

due

to

the
Administrative Agent

for the

account of

the Lenders

or the

L/C Issuers

hereunder that

the Borrower
will not

make such payment,

the Administrative

Agent may

assume that

the Borrower has

made
such payment

on such

date in

accordance herewith

and may,

in reliance

upon such

assumption,
distribute to the Lenders

or the L/C Issuers,

as the case may be,

the amount due.

With respect to
any payment that

the Administrative Agent

makes to any

Lender, L/C Issuer or

other secured party
hereunder as

to which

Administrative Agent

determines (in

its sole

and absolute

discretion) that
any

of

the

following

applies

(such

payment

referred

to

as

the
“Rescindable

Amount”
):

(1)

the
Borrowers have not in fact made the

corresponding payment to the Administrative Agent; (2)

the
Administrative

Agent

has

made

a

payment

in

excess

of

the

amount(s)

received

by

it

from

the
Borrowers

either

individually

or

in

the

aggregate

(whether

or

not

then

owed);

or

(3)

the
Administrative Agent has for any reason otherwise erroneously made such payment; then each of the

Lenders,

the

L/C

Issuer

and

the

other

Affiliates

of

the

Lenders

that

are

secured

parties
hereunder

severally

agrees

to

repay

to

the

Administrative

Agent

forthwith

on

demand

the
Rescindable Amount

so distributed

to such

Person, in

immediately available

funds with

interest
thereon, for each day from and including the date such amount is distributed to it to but excluding
the date

of payment

to the

Administrative Agent,

at the

greater of

the Federal

Funds Rate

and a
rate

determined

by

the

Administrative

Agent

in

accordance

with

banking

industry

rules

on
interbank compensation.
Section 5.2.

Non-Business

Days.

Subject

to

the

definition

of

Interest

Period,

if

any
payment hereunder becomes due and payable

on a day which is not

a Business Day,

the due date
of

such

payment

shall

be

extended

to

the

next

succeeding

Business

Day

on

which

date

such
payment shall

be due

and payable.

In the

case of

any payment

of principal

falling due

on a

day
which

is

not a

Business

Day,

interest

on

such

principal

amount

shall

continue

to

accrue during
such extension

at the

rate per

annum then

in effect, which

accrued amount

shall be due

and payable
on the next scheduled date for the payment of interest.

Section 5.3.

Payments Set

Aside
.

To

the extent

that any

payment by

or on

behalf of

the
Borrower

or

any

other

Loan

Party

is

made

to

the

Administrative

Agent,

any

L/C

Issuer

or

any
Lender,

or the

Administrative Agent,

any L/C

Issuer or

any Lender

exercises its

right of

setoff,
and such

payment or

the proceeds

of such

setoff or

any part

thereof is

subsequently invalidated,
declared to

be fraudulent

or preferential,

set aside

or required

(including pursuant

to any

settlement
entered into by

the Administrative Agent,

such L/C Issuer

or such Lender

in its discretion)

to be
repaid to

a trustee,

receiver or

any other

party, in connection

with any

proceeding under

any Debtor
Relief

Law

or

otherwise,

then

(a) to

the

extent

of

such

recovery,

the

obligation

or

part

thereof
originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had

not been

made or

such setoff

had not

occurred, and

(b) each Lender

and each

L/C
Issuer

severally

agrees

to

pay

to

the

Administrative

Agent

upon

demand

its

applicable

share
(without

duplication)

of

any

amount

so

recovered

from

or

repaid

by

the

Administrative

Agent,
plus interest thereon from the date

of such demand to the date

such payment is made at a rate

per
annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation for each such day.

Section 5.4.

Account

Debit
.

The

Borrower

hereby

irrevocably

authorizes

the
Administrative Agent, upon at least two (2) business days prior notice to Borrower, to charge any of

the

Borrower’s

deposit

accounts

maintained

with

the

Administrative

Agent

for

the

amounts
from

time

to

time

necessary

to

pay

any

then

due

Obligations;
provided

that
the

Borrower
acknowledges and agrees that

the Administrative Agent shall

not be under an

obligation to do so
and the Administrative Agent shall not incur any liability to the Borrower or any other Person for the Administrative Agent’s failure to do so.
S
ECTION

6.

R
EPRESENTATIONS

AND
W
ARRANTIES
.
Each Loan Party

represents and warrants

to the Administrative

Agent and the

Lenders as
follows:
Section 6.1.

Organization and Qualification
.

Each Loan Party is duly organized, validly
existing,

and

in

good

standing

as

a

corporation,

limited

liability

company,

or

partnership,

as
applicable, under the laws of the jurisdiction in which it is organized, has the authority and power to own its Property and

conduct its business as now

conducted, and is duly qualified

and in good
standing in

each jurisdiction

in which

the nature

of the

business conducted

by it

or the

nature of
the Property

owned or

leased by

it requires

such qualifying,

except where

the failure

to do

so would
not have a Material Adverse Effect.
Section 6.2.

Subsidiaries
.

Each

Subsidiary

that

is

not

a

Loan

Party

is

duly

organized,
validly existing, and

in good standing

under the laws

of the jurisdiction

in which it

is organized,
has the authority and power to own

its Property and conduct its business as now

conducted, and is
qualified and in

good standing in

each jurisdiction in

which the nature of

the business conducted
by it or the nature

of the Property owned

or leased by it requires

such qualifying, except where the
failure

to do

so would

not

have a

Material

Adverse Effect.

Schedule 6.2 hereto

identifies

each
Subsidiary (including

Subsidiaries that

are Loan

Parties), the

jurisdiction of

its organization,

the
percentage

of

issued

and

outstanding

shares

of

each

class

of

its

capital

stock

or

other

equity
interests

owned

by

any

Loan

Party

and

its

Subsidiaries

and,

if

such

percentage

is

not

100%
(excluding

directors’

qualifying

shares

as

required

by

law),

a

description

of

each

class

of

its
authorized capital

stock and

other equity

interests and

the number

of shares

of each

class issued
and outstanding.

All of the

outstanding shares of

capital stock and

other equity interests

of each
Subsidiary are validly issued and

outstanding and fully paid and

nonassessable and all such shares
and other

equity interests

indicated on

Schedule 6.2 as

owned by

the relevant

Loan Party

or another
Subsidiary are owned, beneficially and of record, by such Loan Party or such Subsidiary free and
clear of all Liens otherwise permitted by this Agreement.

There are no outstanding commitments
or

other

obligations

of

any

Subsidiary

to

issue,

and

no

options,

warrants

or

other

rights

of

any
Person

to

acquire,

any

shares

of

any

class

of

capital

stock

or

other

equity

interests

of

any
Subsidiary.
Section 6.3.

Authority

and

Validity

of

Obligations
.

Each

Loan

Party

has

the

right

and
authority to enter into this

Agreement and the other Loan

Documents executed by it, to

make the
borrowings herein provided

for (in the

case of the

Borrower), to guarantee

the Secured Obligations
(in the

case of

each Guarantor),

to grant

to the

Administrative Agent

the Liens

described in

the
Collateral Documents executed

by such Loan

Party, and to perform all

of its obligations

hereunder
and under the other Loan Documents executed by it.

The Loan Documents delivered by the Loan
Parties and their Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute

valid and

binding obligations

of such

Loan Parties

and their

Subsidiaries enforceable
against each

of them

in accordance

with their

terms, except

as enforceability

may be

limited by
bankruptcy, insolvency, fraudulent conveyance or

similar laws

affecting creditors’ rights

generally
and

general

principles

of

equity

(regardless

of

whether

the

application

of

such

principles

is
considered in a

proceeding in equity

or at law);

and this Agreement

and the other

Loan Documents
do not, nor does the performance

or observance by any Loan

Party or any Subsidiary of any

of the
matters and things herein or therein provided

for, (a) contravene or constitute

a default under any
provision of law or any judgment, injunction, order or decree binding upon any Loan Party or any
Subsidiary

of

a

Loan

Party

or

any

provision

of

the

organizational

documents

(
e.g.,

charter,
certificate

or

articles

of

incorporation

and

by-laws,

certificate

or

articles

of

association

and
operating

agreement,

partnership

agreement,

or

other

similar

organizational

documents)

of

any
Loan

Party

or

any

Subsidiary

of

a

Loan

Party,

(b) contravene

or

constitute

a

default

under

any
covenant, indenture or agreement

of or affecting any

Loan Party or

any Subsidiary of

a Loan Party
or any of their respective Property, in each case where such contravention or default, individually or in the aggregate, could

reasonably be expected to have

a Material Adverse Effect,

or (c) result
in the creation or imposition

of any Lien on any

Property of any Loan Party

or any Subsidiary of
a

Loan

Party other

than the

Liens granted

in favor

of the

Administrative Agent

pursuant

to the
Collateral Documents.
Section 6.4.

Use of Proceeds; Margin

Stock
.

The Borrower shall use the proceeds of the
Revolving Facility to

finance Capital Expenditures,

to finance Permitted

Acquisitions and for

its
general working

capital purposes

and for

such other

legal and

proper purposes

as are

consistent
with

all

applicable

laws

and

to

pay

certain

fees

and

expenses

associated

with

closing

of

this
Agreement.

No Loan

Party

nor any

of its

Subsidiaries is

engaged in

the business

of extending
credit for the

purpose of purchasing or

carrying margin stock (within

the meaning of

Regulation U
of the

Board of

Governors of

the Federal

Reserve System),

and no

part of the

proceeds of

any Loan
or any other extension of

credit made hereunder will be

used to purchase or

carry any such margin
stock or to

extend credit to

others for the

purpose of purchasing

or carrying any

such margin stock.

Margin stock (as hereinabove

defined) constitutes less than 25%

of the assets of the Loan

Parties
and

their

Subsidiaries

which

are

subject

to

any

limitation

on

sale,

pledge

or

other

restriction
hereunder.
Section 6.5.

Financial Reports
.

The consolidated

balance sheet

of the

Borrower and

its
Subsidiaries

as

of

May

29,

2021,

and

the

related

consolidated

statements

of

operations,
comprehensive

income

(loss),

stockholder’s

equity

and

cash

flows

of

the

Borrower

and

its
Subsidiaries

for

the

fiscal

year

then

ended,

and

accompanying

notes

thereto,

which

financial
statements are accompanied

by the audit

report of Frost,

PLLC, independent public

accountants,
and the

unaudited interim

consolidated balance

sheet of

the Borrower

and its

Subsidiaries as

of
August

28,

2021,

and

the

related

consolidated

statements

of

operations,

comprehensive
income(loss),

shareholder’s

equity

and

cash

flows

of

the

Borrower

and

its

Subsidiaries
for

the
three (3) months

then ended,

heretofore furnished

to the

Administrative Agent

and the

Lenders,
fairly present in all

material respects the consolidated

financial condition of the

Borrower and its
Subsidiaries
at said

dates and

the consolidated

results of

their operations

and cash

flows for

the
periods then ended in conformity with

GAAP applied on a consistent basis.

Neither the Borrower
nor any of its Subsidiaries has

contingent liabilities which are material to

it other than as indicated

on such

financial statements

or, with respect

to future

periods, on

the financial

statements furnished
pursuant to Section 8.5.

Section 6.6.

No Material Adverse

Change.

Since May 29,

2021, there has

been no change
in the condition (financial

or otherwise) or business

prospects of any

Loan Party or any

Subsidiary
of

a

Loan

Party except

those

occurring

in

the ordinary

course

of

business or

as disclosed

in its
filings with the SEC, none of which

individually or in the aggregate could

reasonably be expected
to have a Material Adverse Effect.

Section 6.7.

Full

Disclosure
.

The

statements

and

information

furnished

to

the
Administrative Agent

and the

Lenders in

connection with

the negotiation

of this

Agreement and
the

other

Loan

Documents

and

the

commitments

by

the

Lenders

to

provide

all

or

part

of

the
financing contemplated

hereby do

not contain

any untrue

statements of

a material

fact or

omit a
material fact necessary

to make the

material statements contained

herein or therein

not misleading,
the Administrative

Agent and the

Lenders acknowledging that

as to

any projections furnished

to
the

Administrative

Agent

and

the

Lenders,

the

Loan

Parties

only

represent

that

the

same

were
prepared on

the basis

of information and

estimates the

Loan Parties

believed to

be reasonable in
light of

the then

existing conditions.

The Administrative

Agent and

Lenders recognize

that any
projections are

not to

be viewed

as facts

and that

the actual

results during

the period

or periods
covered by such projections may vary from such

projections.

Notwithstanding the foregoing, it is
understood and agreed

that the periodic

reports and other

information of Borrower

filed with the
SEC pursuant

to Section

13 of

the Exchange

Act speak

as of

the date

of such

reports or

other filings
and not of any

subsequent time and, therefore,

the representation set forth

in the first sentence

of
this paragraph is applicable to the information contained in such reports or other filings only as of
the date

of such

reports or

other filings.

Additionally,

notwithstanding anything

to the

contrary
contained

herein,

the

representation

in

the

first

sentence

of

this

paragraph

shall

not

apply

to
forward-looking information contained in the filings made by Borrower with the SEC pursuant to
Section 13

of

the

Exchange

Act,

and

the

Borrowers

shall

have

no

liability

with

respect

to

such
forward-looking information, except to the

extent that Borrower would have

liability to investors
in its

public securities

under the

Exchange Act

after the

application of

Section 21E

of the

Exchange
Act.
Section 6.8.

Trademarks,

Franchises,

and

Licenses
.

The

Loan

Parties

and

their
Subsidiaries

own,

possess,

or

have

the

right

to

use

all

necessary

patents,

licenses,

franchises,
trademarks,

trade

names,

trade

styles,

copyrights,

trade

secrets,

know

how,

and

confidential
commercial

and

proprietary

information

to

conduct

their

businesses

as

now conducted,

without
known conflict

with any

patent, license,

franchise, trademark,

trade name,

trade style,

copyright
or other proprietary right of any other Person.
Section 6.9.

Governmental

Authority

and

Licensing.

The

Loan

Parties

and

their
Subsidiaries

have

received

all

licenses,

permits,

and

approvals

of

all

federal,

state,

and

local
governmental

authorities,

if

any,

necessary

to

conduct

their

businesses,

in

each

case

where

the
failure to

obtain or

maintain the

same could

reasonably be

expected to

have a

Material Adverse
Effect.

No

investigation

or

proceeding

which,

if

adversely

determined,

could

reasonably

be
expected to result in revocation

or denial of any

material license, permit or approval

is pending or,
to the knowledge of any Loan Party, threatened in writing.

Section 6.10.

Good Title
.

The Borrower and

its Subsidiaries have

good and defensible

title
(or valid

leasehold interests)

to their

assets as

reflected on

the most

recent consolidated

balance
sheet of the Borrower and its Subsidiaries

furnished to the Administrative Agent and the

Lenders
(except for sales of assets in

the ordinary course of business), subject

to no Liens other than such
thereof as are permitted by Section 8.8.

Section 6.11.

Litigation

and

Other

Controversies.

Except

as

set

forth

in

Schedule

6.11,
there is no litigation

or governmental or arbitration proceeding

or labor controversy pending,

nor
to

the

knowledge

of

any

Loan

Party

threatened,

against

any

Loan

Party

or

any

Subsidiary

of

a
Loan Party

or any

of their

respective Property

which if

adversely determined,

individually or

in
the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 6.12.

Taxes
.

All federal and material state, local, and foreign Tax returns required to be filed

by any Loan

Party or any

Subsidiary of a

Loan Party in

any jurisdiction have,

in fact,
been filed, and

all Taxes

upon any Loan

Party or any

Subsidiary of a

Loan Party or

upon any of
their respective

Property,

income or

franchises, which

are shown

to be

due and

payable in

such
returns,

have

been

paid,

except

such Taxes,

if

any,

as

are

being

contested

in

good

faith

and

by
appropriate proceedings

which prevent

enforcement of

the matter

under contest

and as

to which
adequate

reserves

established

in

accordance

with

GAAP

have

been

provided.

No

Loan

Party
knows of any proposed additional

Tax assessment against it or its Subsidiaries for which

adequate
provisions in accordance with GAAP have

not been made on their

accounts.

Adequate provisions
in accordance with GAAP for Taxes

on the books of each Loan Party and each of its Subsidiaries have been made for all open years, and for its current fiscal period.
Section 6.13.

Approvals
.

No authorization,

consent, license

or exemption

from, or

filing
or

registration

with,

any

court

or

governmental

department,

agency

or

instrumentality,

nor

any
approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan Party or any Subsidiary of a Loan Party of any Loan Document, except for (i) such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect

and (ii) filings which are necessary

to perfect the security interests

under the
Collateral Documents.
Section 6.14.

Affiliate Transactions

.

No Loan

Party nor

any of

its Subsidiaries

is a

party
to any

contracts or

agreements with

any of

its Affiliates

on terms

and conditions

which are

less
favorable

to

such

Loan Party

or

such Subsidiary

than

would

be

usual

and

customary

in

similar
contracts or agreements between Persons not affiliated with each other.
Section 6.15.

Investment

Company.

No

Loan

Party

nor

any

of

its

Subsidiaries

is

an
“investment

company”

or

a

company

“controlled”

by

an

“investment

company”

within

the
meaning of the Investment Company Act of 1940, as amended.

Section 6.16.

ERISA
.

Except as

would not

reasonably be

expected to

result in

a Material
Adverse Effect,

each Loan Party

and each other

member of its

Controlled Group has

fulfilled its
obligations under the minimum funding standards of

and is in compliance in all material

respects
with ERISA

and the

Code to

the extent

applicable to

it and

has not

incurred any

liability to

the
PBGC or a

Plan under Title

IV of ERISA

other than a

liability to the

PBGC for premiums

under

Section 4007

of

ERISA.

Except

as

would

not

reasonably

be

expected

to

result

in

a

Material
Adverse Effect, no Loan Party or any

of its Subsidiaries has any contingent liabilities

with respect
to any post-retirement

benefits under a

Welfare Plan, other than

liability for continuation

coverage
described in article 6 of Title I of ERISA.
Section 6.17.

Compliance

with

Laws
.

(a) The

Loan

Parties

and

their

Subsidiaries

are

in
compliance with all

Legal Requirements applicable

to or pertaining

to their Property

or business
operations, where any such non-compliance, individually or in the aggregate, could reasonably be
expected to have a Material Adverse Effect.

(b)

Except for such matters, individually

or in the aggregate, which could

not reasonably
be expected

to result

in a

Material Adverse

Effect,

the Loan

Parties represent

and warrant

that:

(i) the Loan

Parties and

their Subsidiaries,

and each

of the

Premises, comply

in all

material respects
with all applicable

Environmental Laws; (ii) the

Loan Parties and

their Subsidiaries have

obtained,
maintain

and

are

in

compliance

with

all

approvals,

permits,

or

authorizations

of

Governmental
Authorities required for their operations

and each of the Premises;

(iii) the Loan Parties and their
Subsidiaries have not, and no Loan Party has knowledge

of any other Person who has, caused any
Release, threatened Release or disposal of any Hazardous Material or any other waste or product, including manure,

at, on,

or from

any of

the Premises

in violation

of any

Environmental Laws;
(iv) the Loan Parties and their Subsidiaries are not subject to and have not received written notice of any material Environmental Claim involving any Loan Party or any Subsidiary of a Loan Party
or any of the Premises, and, to the knowledge of the Loan Parties and their Subsidiaries, there are no conditions or occurrences

at any of

the Premises which could

reasonably be anticipated to

form
the

basis

for

such

a

material

Environmental

Claim;

(v) none

of

the

Premises

contain

and

have
contained any sites

on or nominated

for the National

Priority List or

similar state list;

(vi) the Loan
Parties

and

their

Subsidiaries

have

conducted

no

Hazardous

Material

Activity

at

any

of

the
Premises

except in

compliance with

Environmental Laws;

(vii) except for

permits, licenses

and
other

legal

requirements

required

in

the

ordinary

course

of

business

none

of

the

Premises

are
subject to any,

and no Loan

Party has knowledge

of any imminent,

restriction on the

ownership,
occupancy,

use or

transferability of

the Premises in

connection with

any (1) Environmental

Law
or

(2) Release,

threatened

Release

or

disposal

of

a

Hazardous

Material,

waste

or

product;

and
(viii) the

Loan

Parties

and

their

Subsidiaries

have

no

knowledge

of

any

material

capital
expenditures

necessary

to

bring

the

Premises

or

their

respective

businesses

or

equipment

into
compliance with Environmental Laws.

(c)

Each

Loan

Party

and

each

of

its

Subsidiaries

is

in

material

compliance

with

all
Anti-Corruption Laws.

To the knowledge of

the Responsible

Officers of the

Loan Parties,

no Loan
Party

nor

any

Subsidiary

has

made

a

payment,

offering,

or

promise

to

pay,

or

authorized

the
payment of, money or anything of

value (a) in order to assist

in obtaining or retaining business for
or

with,

or

directing

business

to,

any

foreign

official,

foreign

political

party,

party

official

or
candidate

for

foreign

political

office,

(b) to

a

foreign

official,

foreign

political

party

or

party
official or any candidate for foreign political office,

and (c) with the intent to induce the recipient
to

misuse

his

or

her

official

position

to

direct

business

wrongfully

to

such

Loan

Party

or

such
Subsidiary

or

to

any

other

Person,

in

violation

of

any

Anti-Corruption

Laws,

which

could
reasonably be expected to result in a Material Adverse Effect.

Section 6.18.

OFAC
.

(a) Each Loan Party is

in compliance in

all material respects with

the
requirements of all

OFAC

Sanctions Programs applicable

to it, (b) each

Subsidiary of each Loan
Party

is

in

compliance

in

all

material

respects

with

the

requirements

of

all

OFAC

Sanctions
Programs applicable

to such

Subsidiary,

(c) each Loan

Party has

provided to

the Administrative
Agent,

the L/C

Issuer,

and

the

Lenders

all

information

requested

by

them

regarding

such

Loan
Party and

its Affiliates

and Subsidiaries

necessary for

the Administrative

Agent, the

L/C Issuer,
and the Lenders to

comply with all applicable OFAC

Sanctions Programs, and (d) no

Loan Party
nor any

of its

Subsidiaries nor,

to the

knowledge of

any Loan

Party, any officer, director

or Affiliate
of

any

Loan

Party

or

any

of

its

Subsidiaries,

is

a

Person,

that

is,

or

is

owned

or

controlled

by
Persons

that

are,

(i) the

target

of

any

OFAC

Sanctions

Programs

or

(ii) located,

organized

or
resident

in

a

country

or

territory

that

is,

or

whose

government

is,

the

subject

of

any

OFAC
Sanctions Programs.
Section 6.19.
Labor Matters.

There are

no strikes,

lockouts or

slowdowns against

any Loan
Party

or

any

Subsidiary

of

a

Loan

Party

pending

or,

to

the

knowledge

of

any

Loan

Party,
threatened.

There are

no collective

bargaining

agreements in

effect

between any

Loan Party

or
any Subsidiary of a Loan Party and any

labor union; and no Loan Party nor any

of its Subsidiaries
is

under

any

obligation

to

assume

any

collective

bargaining

agreement

to

or

conduct

any
negotiations with any labor union with respect to any future agreements.

Each Loan Party and its
Subsidiaries

have

remitted

on

a

timely

basis

all

amounts

required

to

have

been

withheld

and
remitted

(including

withholdings

from

employee

wages

and

salaries

relating

to

income

tax,
employment

insurance,

and

pension

plan

contributions),

goods

and

services

tax

and

all

other
amounts

which

if

not

paid

when

due

could

result

in

the

creation

of

a

Lien

against

any

of

its
Property,

except for

Liens permitted

by Section 8.8,

or which

would not

reasonably be

expected
to result

in a

Material Adverse

Effect or

which are

being contested

in good

faith by

appropriate
proceedings which prevent enforcement of any Lien with respect thereto.
Section 6.20.

Other Agreements
.

No Loan

Party nor

any of

its Subsidiaries

is in

default
under the terms of any covenant,

indenture or agreement of or affecting

such Person or any of its
Property, which default

if uncured

could reasonably

be expected

to have

a Material

Adverse Effect.

Section 6.21.

Solvency
.

The

Loan

Parties and

their

Subsidiaries

are

solvent,

able

to

pay
their

debts

as

they

become

due,

and

have

sufficient

capital

to

carry

on

their

business

and

all
businesses in which they are about to engage.
Section 6.22.

No Default.

No Default has occurred and is continuing.
Section 6.23.

No Broker Fees.

No broker’s or finder’s

fee or commission will be

payable
with respect hereto

or any of

the transactions contemplated

thereby; and the

Loan Parties hereby
agree to indemnify

the Administrative Agent,

the L/C Issuer,

and the Lenders

against, and agree
that they will hold the

Administrative Agent, the L/C Issuer,

and the Lenders harmless from,

any
claim, demand, or liability for

any such broker’s or

finder’s fees alleged to

have been incurred in
connection herewith or therewith and

any expenses (including reasonable attorneys’

fees) arising
in connection with any such claim, demand, or liability.

S
ECTION

7.

C
ONDITIONS
P
RECEDENT
.
Section 7.1.

All Credit Events
.

At the time of each Credit Event hereunder:

(a)

each of the

representations and warranties

set forth herein

and in the

other
Loan

Documents

shall be

and

remain

true

and correct

in

all

material

respects

as

of said
time (where

not already

qualified by

materiality,

otherwise in

all respects),

except to

the
extent

the

same

expressly

relate

to

an

earlier

date,

in

which

case

they

shall

be

true

and
correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date;

(b)

no Default shall have occurred

and be continuing or would

occur as a result
of such Credit Event;

(c)

after giving

effect to

such extension

of credit

the aggregate

principal amount
of

all

Swingline

Loans,

Revolving

Loans

and

L/C

Obligations

outstanding

under

this
Agreement shall not exceed the Revolving Credit Commitments;

(d)

in the case

of a Borrowing

the Administrative Agent

shall have received

the
notice

required

by

Section 2.6,

in

the

case

of

the

issuance

of

any

Letter

of

Credit

the
L/C Issuer

shall

have

received

a

duly

completed

Application

for

such

Letter

of

Credit
together with any

fees called for

by Section 3.1, and,

in the case

of an extension

or increase
in the

amount of

a Letter

of Credit,

a written

request therefor

in a

form acceptable

to the
L/C Issuer together with fees called for by Section 3.1; and

(e)

such

Credit

Event

shall

not

violate

any

order,

judgment

or

decree

of

any
court

or

other

authority

or

any

provision

of

law

or

regulation

applicable

to

the
Administrative

Agent,

the

L/C Issuer

or

any

Lender

(including,

without

limitation,
Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.
Each request

for a

Borrowing hereunder

and each

request for

the issuance

of, increase

in
the amount

of, or

extension of

the expiration

date of,

a Letter

of Credit

shall be

deemed to

be a
representation

and

warranty

by

the

Borrower

on

the

date

on

such

Credit

Event

as

to

the

facts
specified in subsections (a)

through (d), both

inclusive, of this

Section;
provided, however, that the
Lenders may continue to

make advances under the

Revolving Facility, in the sole discretion of

the
Lenders

with

Revolving

Credit

Commitments,

notwithstanding

the

failure

of

the

Borrower

to
satisfy one or more of

the conditions set forth above

and any such advances so

made shall not be
deemed a waiver of any Default or other condition set forth above that may then exist.

Section 7.2.

Initial Credit Event.

Before or concurrently with the Initial Credit Event:

(a)

the Administrative Agent

shall have received

this Agreement duly

executed
by

the

Borrower

and

its

Wholly-owned

Subsidiaries

that

are

Domestic

Subsidiaries,

as
Guarantors, the L/C Issuer, and the Lenders;

(b)

if requested

by any

Lender,

the Administrative

Agent shall

have received
for such Lender such Lender’s duly executed Notes

of the Borrower dated the date hereof
and otherwise in compliance with the provisions of Section 2.10;

(c)

the

Administrative

Agent

shall

have

received

the

Reaffirmation,
Modification and Omnibus

Joinder Agreement dated

as of the

date hereof, duly

executed
by the

Loan Parties,

together with

(i) UCC financing

statements to

be filed

against each
Loan

Party,

as

debtor,

in

favor

of

the

Administrative

Agent,

as

secured

party,

and
(ii) deposit

account

control

agreements

to

the

extent

requested

by

the

Administrative
Agent;

(d)

the Administrative Agent shall

have received evidence of

insurance in form
and substance satisfactory to the Administrative Agent;

(e)

the Administrative

Agent shall

have received

copies of

each Loan

Party’s
articles

of

incorporation

and

bylaws

(or

comparable

organizational

documents)

and

any
amendments thereto,

certified in

each instance

by its

Secretary or

Assistant Secretary

(or
comparable Responsible Officer);

(f)

the Administrative Agent shall

have received copies of

resolutions of each
Loan

Party’s

Board

of

Directors

(or

similar

governing

body)

authorizing

the

execution,
delivery and performance of this

Agreement and the other Loan Documents

to which it is
a

party

and

the

consummation

of

the

transactions

contemplated

hereby

and

thereby,
together with specimen signatures of

the persons authorized to execute such

documents on
each

Loan

Party’s

behalf,

all

certified

in

each

instance

by

its

Secretary

or

Assistant
Secretary (or comparable Responsible Officer);

(g)

the

Administrative

Agent shall

have received

copies

of the

certificates

of
good standing for each

Loan Party (dated no

earlier than 30 days prior

to the date hereof)
from the office of the secretary of the state of its incorporation or organization;

(h)

the

Administrative

Agent

shall

have

received

a

list

of

the

Borrower’s
Authorized Representatives,

which may

be included

in the

certificate of

the Secretary

or
Assistant Secretary (or comparable Responsible Officer) referenced in Sections 7.1(e) and
(f);

(i)
Reserved ;

(j)

the Administrative

Agent shall

have received

the initial

fees called

for by
Section 3.1;

(k)

each

Lender

shall

have

received

(i) audited

financial

statements

and
unaudited monthly

financial statements

(including an

income statement,

a balance

sheet,
and a

cash flow

statement) of

the Loan

Parties for

the prior

3 years,

including unaudited
quarterly financial statements for the

period ended August 28, 2021,

and 5-year projected
financial statements, certified to

by a Financial Officer

of the Borrower (and

each Lender

hereby acknowledges that it has received copies of each of the foregoing items); and (ii) a certificate from a Responsible Officer of the Borrower certifying that since May 29, 2021, no Material Adverse Effect has occurred;

(l)

the Administrative Agent shall have

received financing statement, tax, and
judgment

lien

search

results

against

each

Loan

Party

and

its

Property

evidencing

the
absence of Liens thereon except as permitted by Section 8.8;

(m)

the Administrative Agent shall have received the favorable written opinion of

counsel

to

each

Loan

Party,

in

form

and

substance

satisfactory

to

the

Administrative
Agent;

(n)

each

of

the

Lenders

shall

have

received,

sufficiently

in

advance

of

the
Closing

Date,

all

documentation

and

other

information

requested

by

any

such

Lender
required

by

bank

regulatory

authorities

under

applicable

“know

your

customer”

and
anti-money

laundering

rules

and

regulations,

including

without

limitation,

the

United
States

Patriot

Act

(Title III

of

Pub. L. 107-56

(signed

into

law

October 26,

2001))
including,

without

limitation,

the

information

described

in

Section 13.24;

and

the
Administrative Agent shall have received a fully executed Internal Revenue Service Form
W-9 (or its equivalent) for the Borrower and each other Loan Party;

(o)

at least

5 days

prior to

the Closing

Date, any

Borrower that

qualifies as

a
“legal

entity

customer”

under

the

Beneficial

Ownership

Regulation

shall

deliver

a
Beneficial Ownership Certification in relation to such Borrower; and

(p)

the

Administrative

Agent

shall

have

received

such

other

agreements,
instruments,

documents,

certificates,

and

opinions

as

the

Administrative

Agent

may
reasonably request.

S
ECTION

8.

C
OVENANTS
.
Each Loan Party agrees that, so long

as any credit is available to or

in use by the Borrower
hereunder,

except to

the extent

compliance in

any case

or cases

is waived

in writing

pursuant to
the terms of Section 13.3.
Section 8.1.

Maintenance of Business.

(a)

Each

Loan

Party

shall,

and

shall

cause

each

of

its

Subsidiaries

to,

preserve

and
maintain its

existence, except

as otherwise

provided in

Section 8.10(c);
provided,

however,

that
nothing in this

Section shall prevent the

Borrower from dissolving any

of its Subsidiaries

if such
action

is,

in

the

reasonable

business

judgment

of

the

Borrower,

desirable

in

the

conduct

of

its
business and is not disadvantageous in any material respect to the Lenders.

(b)

Each Loan Party shall, and

shall cause each of its

Subsidiaries to, preserve and keep
in force

and effect

all licenses,

permits, franchises,

approvals, patents,

trademarks, trade

names,

trade styles, copyrights,

and other proprietary

rights necessary

to the proper

conduct of its

business
where the failure to do so could reasonably be expected to have a Material Adverse Effect.

Section 8.2.

Maintenance of

Properties.

Each Loan

Party shall,

and shall

cause each

of
its Subsidiaries to, maintain, preserve, and keep its property,

plant, and equipment in good repair,
working order and condition (ordinary wear and tear excepted), and shall from time to time make such repairs, renewals, replacements, additions,

and betterments thereto as it deems

appropriate in
its reasonable business judgment so that the usefulness thereof shall be preserved and maintained,
except to the extent that,

in the reasonable business judgment of

such Person, any such Property is
no longer necessary for the proper conduct of the business of such Person.
Section 8.3.

Taxes

and Assessment
s.

Each Loan Party

shall duly pay and

discharge, and
shall cause each of its Subsidiaries to duly pay and discharge,

all federal and material state, local,
and

foreign

Taxes,

rates,

assessments,

fees,

and

governmental

charges

upon

or

against

it

or

its
Property,

in

each

case

before

the

same

become

delinquent

and

before

penalties

accrue

thereon,
unless

and

to

the

extent

that

the

same

are

being

contested

in

good

faith

and

by

appropriate
proceedings

which

prevent

enforcement

of

the

matter

under

contest

and

adequate

reserves

are
provided therefor.
Section 8.4.

Insurance.

Each Loan

Party shall

insure and

keep insured,

and shall

cause
each

of

its

Subsidiaries

to

insure

and

keep

insured,

with

good

and

responsible

insurance
companies, all insurable Property

owned by it which

is of a character

usually insured by Persons
similarly situated and

operating like Properties

against loss or

damage from such

hazards and risks
(including

flood

insurance

with

respect

to

any

improvements

on

real

Property

consisting

of
building or parking

facilities in an

area designated by

a governmental body

as having special

flood
hazards),

and

in

such

amounts

and

with

such

deductibles,

as

are

insured

by

Persons

similarly
situated

and

operating

like

Properties,

but

in

no

event

at

any

time

in

an

amount

less

than

the
replacement value of the

Collateral, subject to deductibles.

Each Loan Party shall

also maintain,
and shall cause each of its Subsidiaries to maintain, insurance with respect to the business of such
Loan

Party

and

its

Subsidiaries,

covering

commercial

general

liability,

statutory

worker’s
compensation

and

occupational

disease,

statutory

structural

work

act

liability,

and

business
interruption and such other

risks with good and

responsible insurance companies, in

such amounts
and on such terms as the

Administrative Agent or the Required Lenders

shall reasonably request,
but in any event as and to the extent usually insured

by Persons similarly situated and conducting
similar businesses.

The Loan Parties shall

in any event maintain

insurance on the Collateral

to the
extent

required

by

the

Collateral

Documents.

All

such

policies

of

insurance

shall

contain
satisfactory mortgagee/lender’s loss payable

endorsements, naming the Administrative Agent

(or
its security trustee) as mortgagee or

a loss payee, assignee or additional insured,

as appropriate, as
its interest may

appear, and showing

only such

other loss

payees, assignees

and additional insureds
as are

satisfactory

to the

Administrative

Agent.

Each policy

of insurance

or endorsement

shall
contain a clause

requiring the insurer

to give not

less than thirty (30)

days’ (ten (10) days’ in

the
case of

nonpayment of

insurance premiums)

prior written

notice to

the Administrative

Agent in
the event of

cancellation of the

policy for any

reason whatsoever.

The Borrower shall

deliver to
the Administrative

Agent (a) on

the Closing

Date and

at such

other times

as the

Administrative
Agent

shall

reasonably

request,

certificates

evidencing

the

maintenance

of

insurance

required
hereunder,

(b) prior

to

the

termination

of

any

such

policies,

certificates

evidencing

the

renewal

thereof, and

(c) promptly following

request by

the Administrative

Agent, copies

of all

insurance
policies

of

the

Loan

Parties

and

their

Subsidiaries.

The

Borrower

also

agrees

to

deliver

to

the
Administrative Agent, promptly

as rendered, true

copies of all

reports made in

any reporting forms
to insurance companies.
Section 8.5.

Financial

Reports.

The

Loan

Parties

shall,

and

shall

cause

each

of

their
Subsidiaries to,

maintain proper

books of

records and

accounts reasonably

necessary to

prepare
financial statements

required to

be delivered

pursuant to

this Section

8.5 in

accordance with

GAAP
and shall furnish to the Administrative Agent and each Lender:

(a)

as soon as

available, and in

any event no

later than 45 days

after the last

day
of each

fiscal quarter

of each

fiscal year

of the

Borrower, a copy

of the

consolidated balance
sheet of the

Borrower and its

Subsidiaries
as of the last

day of such fiscal

quarter and the
related consolidated statement

of operations, comprehensive

income (loss), shareholder’s
equity,

and cash

flows of

the Borrower

and its

Subsidiaries for

the fiscal

quarter and

for
the fiscal year-to-date period

then ended, each

in reasonable detail

showing in comparative
form the figures for the

corresponding date and period in

the previous fiscal year, prepared
by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by a Financial Officer of the Borrower;

(b)

as soon as

available, and in

any event no

later than 90 days

after the last

day
of

each

fiscal

year

of

the

Borrower,

a

copy

of

the

consolidated

balance

sheet

of

the
Borrower and its

Subsidiaries as of

the last day

of the fiscal

year then ended

and the related
consolidated statement of

operations, comprehensive income

(loss), shareholder’s

equity,
and

cash

flows

of

the

Borrower

and

its

Subsidiaries

for

the

fiscal

year

then

ended,

and
accompanying notes

thereto,

each

in reasonable

detail

showing in

comparative form

the
figures for the

previous fiscal year,

accompanied in the

case of the

consolidated financial
statements by an

unqualified opinion of

Frost, PLLC or

another firm of independent

public
accountants of recognized standing,

selected by the Borrower

and reasonably satisfactory
to the

Administrative Agent,

to the

effect that

the consolidated

financial statements

have
been

prepared

in

accordance

with

GAAP

and

present

fairly

in

all

material

respects

in
accordance

with

GAAP

the

consolidated

financial

condition

of

the

Borrower

and

its
Subsidiaries as

of the

close of

such fiscal

year and

the results

of their

operations for

the
fiscal year

then ended

and that

an examination

of such

accounts in

connection with

such
financial

statements

has

been

made

in

accordance

with

generally

accepted

auditing
standards and, accordingly, such examination

included such tests

of the accounting

records
and such other auditing procedures as were considered necessary in the circumstances;

(c)

promptly after receipt

thereof, any additional

written reports, management
letters or other detailed information contained in writing concerning significant aspects of
any Loan

Party’s

or any of

its Subsidiary’s

operations and

financial affairs

given to

it by
its independent public accountants;

(d)

promptly

after

the

sending

or

filing

thereof,

copies

of

each

financial
statement, report, notice or proxy statement sent by any Loan Party or any Subsidiary of a
Loan Party to its stockholders or other equity holders, and copies of each regular, periodic or special

report, registration

statement or

prospectus (including

all Form

10-K, Form

10-Q
and Form 8-K reports) filed by any Loan

Party or any Subsidiary of a Loan Party with

any
securities exchange or the SEC or any successor agency;

(e)

promptly after receipt thereof, a copy of any financial audit report made by any regulatory agency

of the books

and records of

any Loan Party

or any Subsidiary

of a
Loan Party that gives notice

of any noncompliance with any

applicable law,

regulation or
guideline relating to any

Loan Party or any

Subsidiary of a Loan

Party or their respective
business which could reasonably be expected to have a Material Adverse Effect;

(f)

as soon as available, and in any event no later than 45 days after the end of
each

fiscal

year

of

the Borrower,

a

copy

of

the

consolidated

and

consolidating

business
plan for the Borrower and its Subsidiaries for the following fiscal year, such business plan to show the

projected consolidated and

consolidating revenues, expenses

and balance sheet
of the Borrower and

its Subsidiaries on a

quarter-by-quarter basis, such business plan

to be
in

reasonable

detail

prepared

by

the

Borrower

and

in

form

satisfactory

to

the
Administrative

Agent

(which

shall

include

a

summary

of

all

assumptions

made

in
preparing such business plan);

(g)

notice of any Change of Control;

(h)

promptly after

knowledge thereof

shall have

come to

the attention

of any
Responsible

Officer

of

any

Loan

Party,

written

notice

of

(i) any

threatened

or

pending
litigation or governmental or arbitration proceeding or labor controversy against any Loan
Party

or

any

Subsidiary

of

a

Loan

Party

or

any

of

their

Property

which,

if

adversely
determined, could

reasonably

be expected

to

have a

Material

Adverse Effect

and would
require

disclosure

in

a

report

to

be

filed

with

the

SEC

under

the

Exchange

Act,

(ii) the
occurrence of any Material Adverse Effect, or (iii) the occurrence of any Default;

(i)

with each

of the

financial statements

delivered pursuant

to subsections (a)
and

(b)

above, a

written certificate

in

the form

attached

hereto

as Exhibit

E

signed by

a
Financial Officer of the Borrower to the effect that to the best of such officer’s knowledge and belief no Default has occurred during the period covered by such statements or, if any such Default

has occurred

during such

period, setting

forth a

description of

such Default
and

specifying

the

action,

if

any,

taken

by

the

relevant

Loan

Party

or

its

Subsidiary

to
remedy

the

same.

Such

certificate

shall

also

set

forth

the

calculations

supporting

such
statements in respect of Section 8.22
(Financial Covenants);

(j)
Reserved ; and

(k)

promptly,

from

time

to

time,

such

other

information

regarding

the
operations, business affairs and financial condition of any Loan

Party or any Subsidiary of
a Loan Party,

or compliance with the terms of any

Loan Document, as the Administrative
Agent or any Lender may reasonably request.

Section 8.6.

Inspection; Field Audits
.

Each Loan Party

shall, and shall

cause each of

its
Subsidiaries

to,

permit

the

Administrative

Agent

and

each

Lender,

and

each

of

their

duly
authorized representatives and agents to

visit and inspect any of

its Property, corporate books, and
financial records, to

examine and make

copies of its

books of accounts

and other financial

records,
and

to

discuss

its

affairs,

finances,

and

accounts

with,

and

to

be

advised

as

to

the

same

by,

its
officers,

employees and

independent public

accountants (and

by this

provision the

Loan Parties
hereby authorize such accountants to discuss with the Administrative Agent and such Lenders the finances

and

affairs

of

the

Loan

Parties

and

their

Subsidiaries)

at

such

reasonable

times

and
intervals as the

Administrative Agent or

any such Lender

may designate and,

so long as

no Default
exists,

with

reasonable

prior

notice

to

the

Borrower

and

compliance

with

the

Borrower’s
customary on-site policies

applicable to visitors

(bio-security, etc.).

The Borrower shall

pay to the
Administrative Agent charges for field audits of the Collateral,

inspections and visits to Property,
inspections of

corporate books

and financial

records, examinations

and copies

of books

of accounts
and financial record and

other activities permitted in

this Section performed by

the Administrative
Agent or

its agents

or third

party firms,

in such

amounts as

the Administrative

Agent may

from
time

to

time

request

(the

Administrative

Agent

acknowledging

and

agreeing

that

any

internal
charges

for such

audits and

inspections

shall

be computed

in the

same manner

as it

at the

time
customarily uses

for the

assessment of

charges for

similar collateral

audits);
provided,

however,
that in

the absence

of any

Default, the

Borrower shall

not be

required to

pay the

Administrative
Agent for more than one (1) such audit per calendar year.
Section 8.7.
Borrowings and Guaranties.

No Loan Party shall, nor shall

it permit any of
its

Subsidiaries

to,

issue,

incur,

assume,

create

or

have

outstanding

any

Indebtedness,

or

incur
liabilities under any Hedging Agreement, or be or become liable as endorser,

guarantor, surety or
otherwise for any Indebtedness or undertaking of any Person, or otherwise agree to provide funds for payment

of the

obligations of

another,

or supply

funds thereto

or invest

therein or

otherwise
assure a

creditor of

another against

loss, or

apply for

or become

liable to

the issuer

of a

letter of
credit which supports an obligation

of another, or subordinate any claim or

demand it may have to
the claim

or demand

of any

Person;
provided,

however,

that the

foregoing shall

not restrict

nor
operate to prevent:

(a)

the Secured Obligations
of the Loan Parties and their Subsidiaries owing

to
the Administrative Agent and the Lenders (and their Affiliates);

(b)

purchase

money

indebtedness

and

Capitalized

Lease

Obligations

of

the
Loan

Parties

and

their

Subsidiaries

in

an

amount

not

to

exceed

$20,000,000

in

the
aggregate at any one time outstanding;

(c)

obligations of the Loan Parties and their Subsidiaries arising out of interest rate,

foreign

currency,

and

commodity

Hedging

Agreements

entered

into

with

financial
institutions

in

connection

with

bona

fide

hedging

activities

in

the

ordinary

course

of
business and not for speculative purposes;

(d)

endorsement of

items for

deposit or

collection of

commercial paper

received
in the ordinary course of business;

(e)

intercompany advances from

time to time

owing between any

of the Loan
Parties and/or

any of

their Subsidiaries

in the

ordinary course

of business,

provided that
the aggregate

amount of

all such

intercompany advances

made to

Subsidiaries of

a Loan
Party that are not Loan Parties

or Subsidiaries of a Loan Party that

are not Wholly-owned
Subsidiaries shall

not exceed

an aggregate

amount of

$20,000,000 during

any fiscal

year
of the Borrower;

(f)

existing Indebtedness set forth on Schedule 8.7 hereto;

(g)

Indebtedness owed to

any Person providing

workers’ compensation, health,
disability

or

other

employee

benefits

(including

contractual

and

statutory

benefits)

or
property,

casualty,

liability

or

credit

insurance,

pursuant

to

reimbursement

or
indemnification obligations to such Person, in each case incurred in the ordinary course of
business;

(h)

Indebtedness

in

respect

of

bids,

trade

contracts

(other

than

for

debt

for
borrowed money), leases (other

than Capitalized Lease Obligations),

statutory obligations,
surety,

stay,

customs

and

appeal

bonds,

performance,

performance

and

completion

and
return

of

money

bonds,

government

contracts

and

similar

obligations,

in

each

case,
provided in the ordinary course of business;

(i)

Indebtedness in respect of netting services, overdraft protection and similar
arrangements, in each case, in connection with cash management and deposit accounts;

(j)

Indebtedness

representing

deferred

compensation

to

directors,

officers,
employees of

any Loan

Party or

any Subsidiary

of a

Loan Party

incurred in

the ordinary
course of business; and

(k)

Indebtedness

consisting

of

the

financing

of

insurance

premiums

in

the
ordinary course of business;

(l)

Guarantees

by

a

Loan

Party

of

Indebtedness

of

another

Loan

Party
otherwise permitted under this Section;

(m)

Indebtedness

arising

from

agreements

of

a

Loan

Party

or

its

Subsidiary
providing

for

indemnification,

adjustment

of

purchase

or

acquisition

price

or

similar
obligations, in each case, incurred or assumed in connection with a

Permitted Acquisition;

(n)

Indebtedness

of

any

Person

that

becomes

a

Subsidiary

after

the

Closing
Date and Indebtedness acquired or assumed in connection with Permitted Acquisitions, in an

amount

not

to

exceed

$50,000,000

in

the

aggregate

at

any

one

time

outstanding,
provided

that such

Indebtedness exists

at the

time the

Person becomes

a Subsidiary

or at
the

time

of

such

Permitted

Acquisition

and

is

not

created

in

contemplation

of

or

in
connection therewith;

(o)

replacements,

renewals,

re-financings

or

extensions

of

any

Indebtedness
described

in

this

Section

that

(i) does

not

exceed

the

aggregate

principal

amount

(plus
accrued

interest

and

applicable

premium

and

associated

fees

and

expenses)

of

the
Indebtedness

being

replaced,

renewed,

refinanced

or

extended,

(ii)

does

not

have

a
weighted average life to maturity at the time

of such replacement, renewal, refinancing or
extension that is less

than the weighted average life

to maturity of the Indebtedness

being
replaced,

renewed,

refinanced

or

extended,

and

(iii) does

not

rank

at

the

time

of

such
replacement, renewal, refinancing or

extension senior to the

Indebtedness being replaced,
renewed, refinanced or extended;

(p)

unsecured

indebtedness

of

the

Loan

Parties

and

their

Subsidiaries

not
otherwise

permitted

by

this

Section

in

an

amount

not

to

exceed

$400,000,000

in

the
aggregate at any one time outstanding; and

(q)

indebtedness secured by Property of the

Loan Parties and their Subsidiaries
(other than the

Collateral) in an

amount not to

exceed $200,000,000 in

the aggregate at

any
one time outstanding.
Section 8.8.

Liens.

No

Loan

Party

shall,

nor

shall

it

permit

any

of

its

Subsidiaries

to,
create, incur or

permit to exist

any Lien of

any kind on

any Property owned

by any such

Person;
provided, however,

that the foregoing shall not apply to nor operate to prevent:

(a)

Liens

arising

by

statute

in

connection

with

worker’s

compensation,
unemployment insurance, old

age benefits, social

security obligations, Taxes, assessments,
statutory obligations or

other similar charges

(other than Liens

arising under ERISA),

good
faith cash deposits in connection with tenders, contracts or leases to which any Loan Party
or any Subsidiary of

a Loan Party is

a party or other

cash deposits required to be

made in
the

ordinary

course

of

business,

provided

in

each

case

that

the

obligation

is

not

for
borrowed

money

and

that

the

obligation

secured

is

not

overdue

or,

if

overdue,

is

being
contested

in

good

faith

by

appropriate

proceedings

which

prevent

enforcement

of

the
matter under contest and adequate reserves have been established therefor;

(b)

mechanics’,

workmen’s,

materialmen’s,

landlords’,

carriers’

or

other
similar Liens arising

in the ordinary

course of

business with respect

to obligations

which
are not

due or

which are

being contested

in good faith

by appropriate

proceedings which
prevent enforcement of the matter under contest;

(c)

judgment

liens

and

judicial

attachment

liens

not

constituting

an

Event

of
Default under Section 9.1(g)

and the pledge

of assets for

the purpose of

securing an appeal,
stay or discharge in

the course of

any legal proceeding,

provided that the

aggregate amount
of

such

judgment

liens

and

attachments

and

liabilities

of

the

Loan

Parties

and

their
Subsidiaries

secured

by

a

pledge

of

assets

permitted

under

this

subsection,

including
interest and penalties thereon, if any, shall not be in excess of

$25,000,000 at any one time
outstanding;

(d)

Liens on

equipment of

any Loan

Party or

any Subsidiary

of a

Loan Party
created

solely

for

the

purpose

of

securing

indebtedness

permitted

by

Section 8.7(b),
representing or

incurred to

finance the

purchase price

of such

Property,

provided that

no
such Lien

shall extend

to or

cover other

Property of

such Loan

Party or

such Subsidiary
other than

the respective

Property so

acquired, and

the principal

amount of

indebtedness
secured by

any such

Lien shall

at no

time exceed

the purchase

price of

such Property,

as
reduced by repayments of principal thereon;

(e)

any interest or

title of a

lessor under

any operating lease,

including the filing
of Uniform

Commercial Code

financing statements

solely as

a precautionary

measure in
connection

with

operating

leases

entered

into

by

any

Loan Party

or

any

Subsidiary

of

a
Loan Party in the ordinary course of its business;

(f)

easements, rights-of-way, restrictions,

zoning restrictions and other similar
encumbrances against

real property

incurred in

the ordinary

course of

business which,

in
the aggregate, are

not substantial in

amount and which

do not materially

detract from the
value of

the Property

subject thereto

or materially

interfere with

the ordinary

conduct of
the business of any Loan Party or any Subsidiary of a Loan Party;

(g)

bankers’

Liens,

rights

of

setoff

and

other

similar

Liens

(including

under
Section 4-210

of

the

Uniform

Commercial

Code)

in

one

or

more

deposit

accounts
maintained by any

Loan Party or

any Subsidiary of

a Loan Party,

in each case

granted in
the ordinary course of business in

favor of the bank or banks

with which such accounts are
maintained, securing

amounts owing

to such

bank with

respect to

cash management

and
operating

account

arrangements,

including

those

involving

pooled

accounts

and

netting
arrangements; provided

that, unless such Liens are non-consensual

and arise by operation
of law,

in no case shall any such Liens

secure (either directly or indirectly) the repayment
of any Indebtedness;

(h)

Liens

granted

in

favor

of

the

Administrative

Agent

pursuant

to

the
Collateral Documents.

(i)

non-exclusive

licenses

of

intellectual

property

granted

in

the

ordinary
course of business and not interfering in any material respect with the ordinary conduct of business of any Loan Party or any Subsidiary of a Loan Party;

(j)

Liens on insurance policies and the proceeds thereof securing the financing
of the premiums with respect thereto permitted by Section 8.7(k);

(k)

Liens

(i) on

cash

advances

in

favor

of

the

seller

of

any

Property

to

be
acquired

in

a

Permitted

Acquisition

to

be

applied

against

the

purchase

price

for

such
Property,

or

(ii) consisting

of

an

agreement

to

dispose

of

any

Property

in

a

disposition
permitted

under

Section

8.10,

in

each

case,

solely

to

the

extent

such

Acquisition

or
disposition, as the

case may be,

would have been

permitted on the

date of the

creation of
such Lien;

(l)

Liens on Property

of a Person

existing at the

time such

Person is acquired
or merged

with or

into or

consolidated with

any Loan

Party or

any Subsidiary

of a

Loan
Party to

the extent

permitted hereunder

(and not

created in

anticipation or

contemplation
thereof)

and

securing

Indebtedness

permitted

under

Section 8.7(n);
provided

that

such
Liens do not extend to Property not subject

to such Liens at the time of acquisition and

are
no more favorable to the lienholders than such existing Lien;

(m)

Liens

encumbering

any

Property

(other

than

the

Collateral)

to

secure

or
support obligations

under or

in respect

of interest

rate, foreign

currency,

and commodity
Hedging Agreements entered

into with financial

institutions in connection

with bona fide
hedging activities in the ordinary course of business and not for speculative purposes;

(n)

other Liens existing on

the Closing Date and

not otherwise permitted above
listed and identified on Schedule 8.8;

(o)

contracted

or

statutory

liens

of

landlords

to

the

extent

relating

to

the
property

and

assets

relating

to

any

lease

agreement

with

such

landlord

and

contractual
Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets related to such contract;

(p)

Liens on Property of a Person (other than the Collateral) for the purpose of
securing

indebtedness

permitted

by

Section

8.7(q)

and

which

do

not

encumber

any
Collateral; and

(q)

other

Liens

not

otherwise

permitted

in

subsections (a)-(p)

above

granted
with

respect

to

obligations

that

do

not

in

the

aggregate

exceed

$10,000,000

at

any

time
outstanding, and which do not encumber any Collateral.
Section 8.9.

Investments,

Acquisitions,

Loans

and

Advances
.

No

Loan

Party

shall,

nor
shall it

permit any

of its

Subsidiaries to,

directly or

indirectly,

make, retain

or have

outstanding
any investments

(whether through

purchase of

stock or

obligations or

otherwise) in,

or loans

or
advances to (other than for travel advances and other similar cash advances made to employees in
the

ordinary

course

of

business),

any

other

Person,

or

acquire

all

or

any

substantial

part

of

the
assets or

business of

any other

Person or

division thereof;
provided,

however,

that the

foregoing
shall not apply to nor operate to prevent:

(a)

Cash Equivalents and Marketable Securities;

(b)

the

Loan

Parties’

existing

investments

in

their

respective

Subsidiaries
outstanding on the Closing Date;

(c)

intercompany advances made from time to time between

any Loan Party or
Subsidiary of any Loan Party and any other Loan

Party or Subsidiary of any Loan Party in
the

ordinary

course

of

business,

provided

that

the

aggregate

amount

of

all

such
intercompany advances made

to Subsidiaries of

a Loan Party

that are not

Loan Parties or

Subsidiaries of

a Loan

Party that

are not

Wholly-owned Subsidiaries

shall not

exceed an
aggregate amount of $20,000,000 during any fiscal year of the Borrower;

(d)

investments

by

any

Loan

Party

and

its

Subsidiaries

in

connection

with
interest

rate,

foreign

currency,

and

commodity

Hedging

Agreements

entered

into

with
financial institutions in connection with

bona fide hedging activities in

the ordinary course
of business and not for speculative purposes;

(e)

promissory notes

and other

non-cash consideration

received in connection
with dispositions permitted by Section 8.10;

(f)

investments

(including

debt

obligations

and

equity

interests)

received

in
connection

with

the

bankruptcy

or

reorganization

of

suppliers

and

customers

and

in
settlement of

delinquent obligations

of, and

other disputes

with, customers

and suppliers
arising

in

the

ordinary

course

of

business

and

upon

the

foreclosure

with

respect

to

any
secured investment or other transfer of title with respect to any secured investment;

(g)

Permitted Acquisitions;

(h)

purchases of assets in the ordinary course of business;

(i)

deposits made in

the ordinary course

of business to

secure performance of
leases or other obligations as permitted by Section 8.8;

(j)

other

investments

existing

on

the

Closing

Date

not

otherwise

permitted
above and listed and identified on Schedule 8.9;

(k)

investments in joint

ventures in

an amount not

to exceed $30,000,000

at any
time

outstanding,

provided

that

(i) no

Default

exists

both

immediately

before

and

after
giving effect to

such investment, (ii) after

giving pro forma effect

to such investment, the
Borrower and its Subsidiaries are in compliance with

Section 8.22, and (iii) cash and Cash
Equivalents

of

the

Borrower

and

its

Subsidiaries

plus

availability

under

the

Revolving
Facility shall equal at least $50,000,000; and

(l)

other

investments,

loans,

and

advances

in

addition

to

those

otherwise
permitted by this Section

in an amount not

to exceed $25,000,000 in

the aggregate at any
one time outstanding.
In determining the amount of investments,

acquisitions, loans, and advances permitted under

this
Section, investments and acquisitions shall always be taken

at the original cost thereof (regardless
of

any

subsequent

appreciation

or

depreciation

therein),

less

any

amount

in

respect

of

such
investment upon sale,

collection or return

(not to exceed

the original cost

thereof) and loans

and
advances shall be taken at the principal amount thereof then remaining unpaid.
Section 8.10.

Mergers, Consolidations and Sales.

No Loan Party shall, nor shall it permit
any

of

its

Subsidiaries

to,

be

a

party

to

any

merger

or

consolidation

or

amalgamation,

or

sell,

transfer,

lease

or

otherwise

dispose

of

all

or

any

material

part

of

its

Property,

including

any
disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount
(with

or

without

recourse)

any

of

its

notes

or

accounts

receivable;
provided,

however,

that

this
Section shall not apply to nor operate to prevent:

(a)

the sale or lease of inventory in the ordinary course of business;

(b)

the sale, transfer, lease or

other disposition of Property

of any Loan Party

to
one another in the ordinary course of its business;

(c)

the merger

of any

Loan Party

or any

Subsidiary of

a Loan

Party with

and
into

the

Borrower

or

any

other

Loan

Party,

provided

that,

in

the

case

of

any

merger
involving

the

Borrower

or

involving

a

Subsidiary

of

a

Loan

Party

which

is

not

a

Loan
Party,

the

Borrower,

if

the

Borrower

is

a

party

to

the

merger,

or

a

Loan

Party,

if

the
Borrower is not a party to the merger, is the corporation surviving the merger;

(d)

the sale of delinquent notes

or accounts receivable in the

ordinary course of
business

for

purposes

of

collection

only

(and

not

for

the

purpose

of

any

bulk

sale

or
securitization transaction);

(e)

the sale, transfer or other disposition of any

tangible personal property that,
in

the

reasonable

business

judgment

of

the

relevant

Loan

Party

or

its

Subsidiary,

has
become obsolete or worn out, and which is disposed of in the ordinary course of business;

(f)

the Disposition of Property

of any Loan Party

or any Subsidiary of

a Loan
Party (including

any Disposition

of Property

as part

of a

sale and

leaseback transaction)
aggregating for

all Loan Parties

and their

Subsidiaries not

more than

$30,000,000 during
any fiscal year of

the Borrower,
provided

that (i) each such Disposition

shall be made for
fair

value

and (ii)

at

least 80%

of

the total

consideration received

at the

closing

of such
Disposition shall consist of

cash and at least

80% of the total

consideration received after
taking

into

account

all

final

purchase

price

adjustments

and/or

contingent

payments
(including working

capital adjustment

or earn-out

provisions) expressly

contemplated by
the transaction documents, when received shall consist of cash; and

(g)

the sale or other Disposition of marketable securities in the ordinary course of business.
Section 8.11.

Maintenance of Subsidiaries.

No Loan Party

shall assign,

sell or transfer, nor
shall it permit any of

its Subsidiaries to issue, assign,

sell or transfer, any shares of capital

stock or
other equity

interests of

a Subsidiary;
provided,

however,

that the

foregoing shall

not operate

to
prevent

(a) the

issuance,

sale,

and

transfer

to

any

person

of

any

shares

of

capital

stock

of

a
Subsidiary solely for the

purpose of qualifying, and

to the extent legally

necessary to qualify, such
person as

a director

of such

Subsidiary,

(b) any transaction

permitted by

Section 8.10(c) above,
and (c) the

issuance of

shares of the

Borrower’s capital

stock pursuant to

the Borrower’s

KSOP,
or (d) any Excluded Equity Issuances.

Section 8.12.

Dividends and Certain Other Restricted Payments.

No Loan Party shall, nor
shall it

permit any

of its

Subsidiaries to,

(a) declare or

pay any

dividends on

or make

any other
distributions in respect

of any class

or series of

its capital stock

or other equity

interests (other than
dividends or

distributions payable

solely in

its capital

stock or

other equity

interests), or

(b) directly
or indirectly purchase,

redeem, or otherwise

acquire or

retire any of

its capital stock

or other equity
interests or any warrants, options, or

similar instruments to acquire the same

(collectively referred
to herein

as
“Restricted Payments” );
provided,

however,

that the

foregoing shall

not operate

to
prevent:

(i)

the making of

dividends or distributions

by any Subsidiary

to the Borrower;

(ii)

other

Restricted

Payments

made

in

compliance

with

the

Borrower’s
dividend

policy

as

in

effect

on

the

Closing

Date

or

any

employee

stock

option

plans

or
employee

incentive

plans

or

other

compensation

arrangements,

or

SAR

plans;

provided
that no Default exists

or will arise after

giving effect to such

other Restricted Payment; and

(iii)

other Restricted

Payments, provided

that, both

immediately before

and after
giving effect to

such Restricted Payment

(A) no Default has

occurred and

is continuing

and
(B) the

sum

of

cash

and

Cash

Equivalents

of

the

Borrower

and

its

Subsidiaries

plus
availability under the Revolving Facility shall equal at least $50,000,000.
Section 8.13.

ERISA.

Each Loan

Party shall,

and shall

cause each

of its

Subsidiaries to,
promptly pay

and discharge

all obligations

and liabilities

arising under

ERISA of

a character

which
if unpaid or

unperformed could reasonably

be expected to

result in the

imposition of a

Lien against
any of

its Property, unless

being contested

in good

faith by

appropriate proceedings

which prevents
the enforcement of any Lien with

respect thereto.

Each Loan Party shall, and shall

cause each of
its

Subsidiaries

to,

promptly

notify

the

Administrative

Agent

and

each

Lender

of:

(a) the
occurrence of

any reportable

event (as

defined in

ERISA) with

respect to

a Plan,

which individually
or in the

aggregate, could reasonably

be expected to

result in a

Material Adverse Effect,

(b) receipt
of any notice from the

PBGC of its intention to

seek termination of any Plan

or appointment of a
trustee therefor, (c) its intention to terminate

or withdraw from any

Plan, and (d) the occurrence

of
any event with respect to any Plan which would result in the incurrence by any Loan Party or any
Subsidiary of a Loan Party of

any material liability, fine or penalty, or any material increase in the contingent

liability

of

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

with

respect

to

any
post-retirement Welfare Plan benefit, which individually or in the aggregate, could reasonably be
expected to result in a Material Adverse Effect.
Section 8.14.

Compliance with Laws.

(a) Each Loan Party

shall, and shall

cause each of

its
Subsidiaries to, comply

in all respects

with all Legal

Requirements applicable to

or pertaining to
its

Property

or

business

operations,

where

any

such

non-compliance,

individually

or

in

the
aggregate, could reasonably

be expected to

have a Material

Adverse Effect or

result in a

Lien upon
any of its Property.

(b)

Without limiting Section 8.14(a)

above, each Loan

Party shall, and

shall cause each
of its Subsidiaries

to, at all

times, do the

following to the

extent the failure

to do so,

individually
or in the

aggregate, could reasonably

be expected to

have a Material

Adverse Effect:

(i) comply

in

all

material

respects

with,

and

maintain

each

of

the

Premises

in

compliance

in

all

material
respects

with, all

applicable

Environmental

Laws; (ii)

require

that

each

tenant

and subtenant,

if
any, of

any of the Premises or any

part thereof comply in all material

respects with all applicable
Environmental Laws;

(iii) obtain and

maintain in

full force

and effect

all material

governmental
approvals required

by any

applicable Environmental

Law for

the operation

of their

business and
each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable
Environmental Laws unless and except

to the extent being contested

in good faith by appropriate
proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto;

(v)

not
manufacture,

use,

generate,

transport,

treat,

store,

Release,

dispose

or

handle

any

Hazardous
Material (or allow

any tenant or

subtenant to do

any of

the foregoing)

at any

of the Premises

except
in the ordinary course

of its live animal

agricultural business and in

material compliance with all
applicable

Environmental

Laws;

(vi) within

ten

(10)

Business

Days

notify

the

Administrative
Agent in writing

and provide the

disclosure filing made

by the Borrower

with the SEC

of any of
the following in

connection with any Loan

Party or any

Subsidiary of a Loan

Party or any

of the
Premises which would be required to be disclosed in an 8-K or 10-Q filing with the SEC:

(1) any
Environmental Liability; (2) any

Environmental Claim; or

(3) any violation of

an Environmental
Law

or

Release,

threatened

Release

or

disposal,

placement

or

land

application

of

a

Hazardous
Material,

product,

or

waste,

including

manure,

that

is

not

in

compliance

with

applicable
Environmental Laws; or (4) any restriction on the ownership, occupancy,

use or transferability of
any Premises

arising from

or in

connection with

any (x) Release,

threatened Release

or disposal
of

a

Hazardous

Material,

waste

or

product,

including

manure,

or

(y) Environmental

Law;
(vii) conduct

at

its

expense

any

investigation,

study,

sampling,

testing,

abatement,

cleanup,
removal, remediation or other corrective or

response action necessary to remove, remediate,

clean
up, correct or abate any material Release, threatened material Release or material violation of any applicable Environmental

Law unless

and except

to the

extent being

contested in

good faith

by
appropriate

proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto,
(viii) abide

by

and

observe

any

restrictions

on

the

use

of

the

Premises

imposed

by

any
Governmental Authority

as set

forth in

a deed

or other

instrument affecting

any Loan

Party’s

or
any

of

its

Subsidiary’s

interest

therein

unless

being

contested

in

good

faith

by

appropriate
proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto;

(ix) promptly
provide

or

otherwise

make

available

to

the

Administrative

Agent

any

reasonably

requested
environmental record concerning the Premises which any Loan Party or any Subsidiary of a Loan
Party possesses or

controls other than

records subject to

work product or

attorney-client or other
confidentiality privilege

pursuant to applicable

law; and (x) perform,

satisfy,

and implement any
operation, maintenance

or corrective

actions or

other requirements

of any

Governmental Authority
or Environmental Law, or included in any no further action letter or covenant not to sue issued by any Governmental Authority under any Environmental Law unless and except to the extent being contested in

good faith

by appropriate

proceedings which

prevents the

enforcement of

any Lien
with respect thereto.
Section 8.15.

Compliance

with

OFAC

Sanctions

Programs

and

Anti-Corruption

Laws.

(a) Each Loan Party shall

at all times comply

in all material respects

with the requirements of

all
OFAC Sanctions

Programs applicable to such Loan Party and

shall cause each of its Subsidiaries
to

comply

in

all

material

respects

with

the

requirements

of

all

OFAC

Sanctions

Programs
applicable to such Subsidiary.

(b)

Each

Loan

Party

shall

provide

the

Administrative

Agent

and

the

Lenders

any
information regarding

the Loan

Parties, their

Affiliates,

and their

Subsidiaries necessary

for the
Administrative Agent and

the Lenders to

comply with all

applicable OFAC

Sanctions Programs;
subject

however,

in

the

case

of

Affiliates,

to

such

Loan

Party’s

ability

to

provide

information
applicable to them.

(c)

If any

Loan Party

obtains actual

knowledge or

receives any

written notice

that any
Loan Party,

any Subsidiary

of any

Loan Party,

or any

officer,

director or

Affiliate

of any

Loan
Party or

that any

Person that owns

or controls

any such

Person is

the target of

any OFAC Sanctions
Programs or is located,

organized or resident in a

country or territory that

is, or whose government
is, the subject of

any OFAC Sanctions Programs (such occurrence, an
“OFAC

Event”
), such Loan
Party shall

promptly (i) give

written notice

to the

Administrative Agent

and the

Lenders of

such
OFAC Event, and (ii) comply in all material respects with all applicable laws with respect to such
OFAC

Event

(regardless

of

whether

the

target

Person

is

located

within

the

jurisdiction

of

the
United States of America), including the OFAC Sanctions Programs, and each Loan Party hereby authorizes and consents to

the Administrative Agent and

the Lenders taking any

and all steps the
Administrative Agent

or the

Lenders deem

necessary,

in their

sole but

reasonable discretion,

to
avoid

violation

of

all

applicable

laws

with

respect

to

any

such

OFAC

Event,

including

the
requirements of the

OFAC

Sanctions Programs (including

the freezing

and/or blocking

of assets
and reporting such action to OFAC).

(d)

No Loan

Party will,

directly or,

to any

Loan Party’s

knowledge, indirectly,

use the
proceeds of

the Revolving

Facility of

an Incremental

Term

Loan (if

any), or

lend, contribute

or
otherwise make available such proceeds to any other Person, (i)

to fund any activities or business
of or with any Person or in any country or territory,

that, at the time of such funding, is, or whose
government

is,

the

subject

of

any

OFAC

Sanctions

Programs,

or

(ii) in

any

other

manner

that
would result in a violation of OFAC

Sanctions Programs or Anti-Corruption Laws by any Person
(including

any

Person

participating

in

the

Revolving

Facility

or

any

Incremental

Term

Loan,
whether as underwriter, lender, advisor,

investor, or otherwise).

(e)

No Loan Party will, nor will it permit any Subsidiary to, violate any Anti-Corruption
Law in any material respect.

(f)

Each Loan

Party will

maintain in

effect policies

and procedures

designed to

ensure
compliance

by

the

Loan

Parties,

their

Subsidiaries,

and

their

respective

directors,

officers,
employees, and agents with applicable Anti-Corruption Laws.
Section 8.16.

Burdensome

Contracts

With

Affiliates.

No

Loan

Party

shall,

nor

shall

it
permit

any

of

its

Subsidiaries

to,

enter

into

any

material

contract,

agreement

or

business
arrangement with

any of

its Affiliates

on terms

and conditions

which are

less favorable

to such
Loan Party or

such Subsidiary than

would be usual

and customary in

similar contracts, agreements
or

business

arrangements

between

Persons

not

affiliated

with

each

other;
provided
that

the
foregoing restriction shall not apply to transactions between or among the Loan Parties.

Section 8.17.

No

Changes

in

Fiscal

Year.

The

fiscal

year

of

the

Borrower

and

its
Subsidiaries ends on or about May 31 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis.
Section 8.18.

Formation

of

Subsidiaries.

Promptly

upon

the

formation

or acquisition

of
any Subsidiary,

the Loan

Parties shall

provide the

Administrative Agent

and the

Lenders notice
thereof

(at

which

time

Schedule 6.2

shall

be

deemed

amended

to

include

reference

to

such
Subsidiary.

The

Loan

Parties

shall,

and

shall

cause

their

Wholly-owned

Subsidiaries

that

are
Domestic Subsidiaries to, timely

comply with the requirements

of Sections 11 and 12
with respect
to any Subsidiary that is required to become a Guarantor hereunder.

Section 8.19.

Change in

the Nature

of Business.

No Loan

Party shall,

nor shall

it permit
any of its Subsidiaries to, engage in any business or activity if as a result the general nature of the business of

such Loan

Party or

any of

its Subsidiaries

would be

changed in

any material

respect
from the general nature of the business engaged in by it as of the Closing Date or an Eligible Line
of Business.
Section 8.20.

Use

of

Proceeds
.

The

Borrower

shall

use

the

credit

extended

under

this
Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4.
Section 8.21.

No Restrictions
.

Except as provided herein or exist as

of the date hereof, no
Loan Party shall, nor shall

it permit any of its

Wholly-owned Subsidiaries to, directly

or indirectly
create or

otherwise cause

or suffer

to exist

or become

effective

any consensual

encumbrance or
restriction of any kind

on the ability of

any Loan Party or

any Wholly-owned Subsidiary of

a Loan
Party to:

(a) pay dividends or make any other

distribution on any such Subsidiary’s

capital stock
or

other

equity

interests

owned

by

such

Loan

Party

or

any

of

its

Wholly-owned

Subsidiaries,
(b) pay

any

indebtedness

owed

to

any

Loan

Party

or

any

of

its

Wholly-owned

Subsidiaries,
(c) make loans

or advances

to any

Loan Party

or any

of its

Wholly-owned Subsidiaries,

(d) transfer
any of

its Property

to any

Loan Party

or any

of its

Wholly-owned Subsidiaries,

or (e) guarantee
the Secured

Obligations and/or

grant Liens

on its

assets to

the Administrative

Agent as

required
by the Loan Documents.
Section 8.22.

Financial Covenants.

(a)
Total

Funded Debt to Capitalization

Ratio
.

As of the

last day of each

fiscal quarter
of the

Borrower ending

on or

after November

27, 2021,

the Borrower

shall not

permit the

Total
Funded Debt to Capitalization Ratio to be greater than 50.0%.

(b)
Minimum Tangible

Net Worth
.

The Borrower

shall not

permit Tangible

Net Worth
to be less than (i) $700,000,000 for the fiscal quarter ended November 27, 2021, plus (ii) for each fiscal

quarter

ending

thereafter,

50%

of

Net

Income

for

such

fiscal

quarter

(if

Net

Income

is
positive) less

Restricted Payments

permitted to

be made

pursuant to

Section 8.12

during such

fiscal
quarter.

S
ECTION

9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES
.
Section 9.1.
Events

of

Default.

Any

one

or

more

of

the

following

shall

constitute

an
“Event of Default”

hereunder:

(a)

default for a

period of five

(5) days in

the payment when

due of all

or any
part of the

principal of any

Loan (whether at

the stated maturity

thereof or at

any other time
provided

for

in

this

Agreement)

or

of

any

Reimbursement

Obligation,

or

default

for

a
period

of

five

(5) Business

Days

in

the

payment

when

due

of

any

interest,
fee

or

other
Obligation payable hereunder or under any other Loan Document;

(b)

default

in

the

observance

or

performance

of

any

covenant

set

forth

in
Sections 8.1(a), 8.10, 8.12, 8.17, 8.20 or 8.22 of this Agreement;

(c)

default in

the observance

or performance

of any

other provision

hereof or
of any other Loan Document

which is not remedied within

thirty (30) days after the earlier
of (i) the date on

which such failure

shall first become known

to any Responsible

Officer
of

any

Loan

Party

or

(ii) written

notice

thereof

is

given

to

the

Borrower

by

the
Administrative Agent;

(d)

any representation or warranty

made herein or in

any other Loan Document
or in any certificate

furnished to the Administrative Agent

or the Lenders pursuant hereto
or

thereto

or

in

connection

with

any

transaction

contemplated

hereby

or

thereby

proves
untrue in any material

respect as of the

date of the issuance

or making or deemed

making
thereof;

(e)

(i) any

event

occurs

or

condition

exists

(other

than

those

described

in
subsections (a) through

(d) above)

which is

specified as

an event

of default

under any

of
the other Loan Documents,

or (ii) any of the

Loan Documents shall for

any reason not be
or shall cease to be in full force and effect or is declared to be null and void, or (iii) any of the

Collateral

Documents

shall

for

any

reason

fail

to

create

a

valid

and

perfected

first
priority Lien

in favor

of the

Administrative Agent

in any

Collateral purported

to be

covered
thereby except as

expressly permitted by

the terms hereof,

or (iv) any Loan

Party takes any
action

for

the

purpose

of

terminating,

repudiating

or

rescinding

any

Loan

Document
executed by it or any of its obligations thereunder;

(f)

default

shall

occur

under

any

Material

Indebtedness

issued,

assumed

or
guaranteed by any

Loan Party or

any Subsidiary of

a Loan Party,

or under any indenture,
agreement or other instrument under which the

same may be issued, and such default

shall
continue for

a period

of time

sufficient

to permit

the acceleration

of the

maturity of

any
such

Material

Indebtedness

(whether or

not

such

maturity

is in

fact

accelerated), or

any
such Material Indebtedness shall not

be paid when due (whether

by demand, lapse of time,
acceleration or otherwise);

(g)

(i) any

judgment

or

judgments,

writ

or

writs

or

warrant

or

warrants

of
attachment, or any similar process or processes, shall be

entered or filed against any Loan

Party or any Subsidiary

of a Loan Party,

or against any of

their respective Property,

in an
aggregate amount for all such Persons in excess of $25,000,000 (except to the extent fully covered

by

insurance

pursuant

to

which

the

insurer

has

accepted

liability

therefor

in
writing), and which

remains undischarged,

unvacated, unbonded or

unstayed for a

period
of

30 days, or

any

action shall

be legally

taken

by

a

judgment creditor

to attach

or levy
upon any Property

of any Loan

Party or any

Subsidiary of a

Loan Party to

enforce any such
judgment,

or

(ii) any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

shall

fail

within
thirty (30)

days

to

discharge

one

or

more

non-monetary

judgments

or

orders

which,
individually or in the aggregate, could reasonably be expected to have a Material Adverse
Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(h)

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party,

or

any

member

of

its
Controlled

Group,

shall

fail

to

pay

when

due

an

amount

or

amounts

aggregating

for

all
such

Persons

in

excess

of

$20,000,000

which

it

shall

have

become

liable

to

pay

to

the
PBGC or to

a Plan under

Title IV of ERISA; or

notice of intent

to terminate a

Plan or Plans
having

aggregate

Unfunded

Vested

Liabilities

in

excess

of

$20,000,000

(collectively,

a
“Material

Plan”
)

shall

be

filed

under

Title IV

of

ERISA

by

any

Loan

Party

or

any
Subsidiary

of

a

Loan

Party,

or

any

other

member

of

its

Controlled

Group,

any

plan
administrator or any

combination of the

foregoing; or the

PBGC shall institute

proceedings
under Title

IV of

ERISA to

terminate or

to cause

a trustee

to be

appointed to

administer
any Material

Plan or

a proceeding

shall be

instituted by

a fiduciary

of any

Material Plan
against any Loan Party or

any Subsidiary of a Loan

Party, or any member of its Controlled
Group, to enforce Section 515 or 4219(c)(5) of

ERISA and such proceeding shall not

have
been dismissed

within ninety (90)

days thereafter;

or a

condition shall

exist by

reason of
which the PBGC

would be entitled

to obtain a

decree adjudicating that

any Material Plan
must be terminated;

(i)

any Change of Control shall occur;

(j)

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

shall

(i) have

entered
involuntarily

against

it

an

order

for

relief

under

the

United

States

Bankruptcy

Code,

as
amended, (ii)

not pay,

or admit

in writing

its inability

to pay,

its debts

generally as

they
become

due,

(iii) make

an

assignment

for

the

benefit

of

creditors,

(iv) apply

for,

seek,
consent

to

or

acquiesce

in,

the

appointment

of

a

receiver,

custodian,

trustee,

examiner,
liquidator or

similar official

for it

or any

substantial part

of its

Property,

(v) institute any
proceeding seeking

to have

entered against

it an

order for

relief under

the United

States
Bankruptcy Code, as

amended, to adjudicate

it insolvent, or

seeking dissolution, winding
up, liquidation,

reorganization, arrangement,

adjustment or

composition of

it or

its debts
under any law

relating to bankruptcy,

insolvency or reorganization

or relief of

debtors or
fail

to

file

an

answer

or

other

pleading

denying

the

material

allegations

of

any

such
proceeding filed

against it,

(vi) take any

corporate or

similar action

in furtherance

of any
matter

described

in

parts (i)

through

(v)

above,

or

(vii) fail

to

contest

in

good

faith

any
appointment or proceeding described in Section 9.1(k); or

(k)

a custodian,

receiver,

trustee, examiner,

liquidator or

similar official

shall
be appointed for any Loan Party or any Subsidiary of a Loan Party, or any substantial part of

any

of

its

Property,

or

a

proceeding

described

in

Section 9.1(j)(v)

shall

be

instituted
against any Loan Party or

any Subsidiary of a

Loan Party, and such appointment continues
undischarged

or

such

proceeding

continues

undismissed

or

unstayed

for

a

period

of
60 days.
Section 9.2.
Non-Bankruptcy

Defaults.

When

any

Event

of

Default

(other

than

those
described in subsection (j) or (k) of Section 9.1

with respect to the Borrower) has occurred and

is
continuing, the Administrative Agent shall,

by written notice to

the Borrower: (a) if so

directed by
the

Required

Lenders,

terminate

the

remaining

Commitments

and

all

other

obligations

of

the
Lenders

hereunder

on

the

date

stated

in

such

notice

(which

may

be

the

date

thereof);

(b) if

so
directed

by

the

Required

Lenders,

declare

the

principal

of

and

the

accrued

interest

on

all
outstanding Loans to

be forthwith due

and payable and

thereupon all outstanding

Loans, including
both

principal

and

interest

thereon,

shall

be

and become

immediately

due and

payable

together
with all other amounts

payable under the Loan Documents

without further demand, presentment,
protest

or

notice

of

any

kind;

and

(c) if

so

directed

by

the

Required

Lenders,

demand

that

the
Borrower immediately deliver to the Administrative Agent Cash Collateral in an amount equal to
105% of the aggregate amount of each Letter of Credit then outstanding, and the

Borrower agrees
to immediately make

such payment and

acknowledges and agrees

that the Lenders

would not have
an

adequate

remedy

at

law

for

failure

by

the

Borrower

to

honor

any

such

demand

and

that

the
Administrative Agent, for the

benefit of the Lenders,

shall have the right to

require the Borrower
to

specifically

perform

such

undertaking

whether

or

not

any

drawings

or

other

demands

for
payment have been

made under any

Letter of Credit.

In addition, the Administrative

Agent may
exercise on behalf of itself,

the Lenders and the L/C

Issuer all rights and remedies

available to it,
the Lenders and

the L/C Issuer

under the Loan

Documents or applicable

law or equity

when any
such Event of Default has

occurred and is continuing.

The Administrative Agent shall give notice
to the Borrower under Section 9.1(c) promptly upon being

requested to do so by any Lender.

The
Administrative

Agent,

after

giving

notice

to

the

Borrower

pursuant

to

Section 9.1(c)

or

this
Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to
do so shall not impair or annul the effect of such notice.
Section 9.3.

Bankruptcy Defaults
.

When any

Event of

Default described

in subsections (j)
or

(k)

of

Section 9.1

with

respect

to

the

Borrower

has

occurred

and

is

continuing,

then

all
outstanding

Loans

shall

immediately

become

due

and

payable

together

with

all

other

amounts
payable under

the Loan

Documents without

presentment, demand,

protest or

notice of

any kind,
the

obligation

of

the

Lenders

to

extend

further

credit

pursuant

to

any

of

the

terms

hereof

shall
immediately terminate

and the

Borrower shall

immediately deliver

to the

Administrative

Agent
Cash Collateral in an amount equal

to 105% of the aggregate amount of

each Letter of Credit then
outstanding,

the

Borrower

acknowledging

and

agreeing

that

the

Lenders

would

not

have

an
adequate remedy

at law

for failure

by the

Borrower to

honor any

such demand

and that

the Lenders,
and

the

Administrative

Agent

on

their

behalf,

shall

have

the

right

to

require

the

Borrower

to
specifically

perform

such undertaking

whether

or not

any draws

or

other demands

for

payment
have been

made under

any of

the Letters

of Credit.

In addition,

the Administrative

Agent may
exercise on behalf of itself,

the Lenders and the L/C

Issuer all rights and remedies

available to it,

the Lenders and

the L/C Issuer

under the Loan

Documents or applicable

law or equity

when any
such Event of Default has occurred and is continuing.
Section 9.4.

Collateral

for

Undrawn

Letters

of

Credit
.

(a) If

the

prepayment

of

the
amount available for drawing under any or all outstanding

Letters of Credit is required under any
of Sections 2.3(b),

2.8(b), Section 2.13,

2.14, 9.2

or 9.3

above, the

Borrower shall

forthwith pay
the

amount

required

to

be

so

prepaid,

to

be

held

by

the

Administrative

Agent

as

provided

in
subsection (b) below.

(b)

All

amounts

prepaid

pursuant

to

subsection (a)

above

shall

be

held

by

the
Administrative Agent

in one

or more

separate collateral

accounts (each

such account,

and the

credit
balances, properties, and any investments

from time to time held

therein, and any substitutions for
such account,

any certificate

of deposit

or other

instrument evidencing

any of

the foregoing

and
all

proceeds

of

and

earnings

on

any

of

the

foregoing

being

collectively

called

the
“Collateral
Account”
) as security

for, and for application

by the Administrative

Agent (to the

extent available)
to, the

reimbursement of

any payment

under any

Letter of

Credit then

or thereafter

made by

the
L/C Issuer,

and

to

the

payment

of

the

unpaid

balance

of

all

other

Secured

Obligations.

The
Collateral Account shall be held in the name of and subject to the exclusive dominion and control of

the

Administrative

Agent

for

the

benefit

of

the

Administrative

Agent,

the

Lenders,

and

the
L/C Issuer.

If and when

requested by the

Borrower, the

Administrative Agent shall

invest funds
held in

the Collateral

Account from

time to

time in

direct obligations

of, or

obligations the

principal
of and interest

on which are

unconditionally guaranteed

by,

the United States

of America with

a
remaining

maturity

of

one

year

or

less,
provided

that

the

Administrative

Agent

is

irrevocably
authorized

to

sell

investments

held

in

the

Collateral

Account

when

and

as

required

to

make
payments

out

of

the

Collateral

Account

for

application

to

amounts

due

and

owing

from

the
Borrower

to

the

L/C Issuer,

the

Administrative

Agent

or

the

Lenders.

Subject

to

the

terms

of
Sections 2.13 and 2.14, if

the Borrower shall have

made payment of all

obligations referred to in
subsection (a)

above

required

under

Section 2.8(b),

at

the

request

of

the

Borrower

the
Administrative Agent shall

release to the

Borrower amounts held

in the Collateral

Account so long
as at the

time of the

release and after

giving effect

thereto no Default

exists.

After all Letters

of
Credit have expired

or been cancelled

and the expiration

or termination of

all Commitments, at

the
request of the

Borrower, the Administrative Agent

shall release any

remaining amounts held

in the
Collateral Account following payment in full in cash of all Secured Obligations.
Section 9.5.

Post-Default

Collections
.

Anything

contained

herein

or

in

the

other

Loan
Documents

to

the

contrary

notwithstanding

(including,

without

limitation,

Section 2.8(b)),

all
payments and collections received in respect of

the Obligations and all proceeds of the

Collateral
and payments made under or

in respect of the Guaranty

Agreements received, in each instance,

by
the

Administrative

Agent

or

any

of

the

Lenders

after

acceleration

or

the

final

maturity

of

the
Obligations or termination of

the Commitments as a

result of an Event

of Default shall

be remitted
to the Administrative Agent and distributed as follows:

(a)

first, to the payment of any outstanding costs

and expenses incurred by the
Administrative

Agent,

and

any

security

trustee

therefor,

in

monitoring,

verifying,
protecting, preserving or enforcing the Liens on

the Collateral, in protecting, preserving or
enforcing

rights

under

the

Loan

Documents,

and

in

any

event

including

all

costs

and

expenses

of

a

character

which

the

Loan

Parties

have

agreed

to

pay

the

Administrative
Agent under

Section 13.4 (such

funds to

be retained

by the

Administrative Agent

for its
own account unless

it has previously

been reimbursed for

such costs and expenses

by the
Lenders, in which event such

amounts shall be remitted to

the Lenders to reimburse them
for payments theretofore made to the Administrative Agent);

(b)

second, to

the payment

of any

outstanding interest

and fees

due under

the
Loan Documents to be

allocated pro rata in accordance

with the aggregate unpaid

amounts
owing to each holder thereof;

(c)

third,

to

the

payment

of

principal

on

the

Loans,

unpaid

Reimbursement
Obligations, together

with amounts

to be

held by

the Administrative

Agent as

collateral
security

for

any

outstanding

L/C Obligations

pursuant

to

Section 9.4

(until

the
Administrative Agent is holding an amount of cash equal to 105% of the then outstanding amount of all such L/C Obligations), and Hedging

Liability, the aggregate amount paid to,
or held

as collateral

security for,

the Lenders

and L/C Issuer

and, in

the case

of Hedging
Liability,

their Affiliates to

be allocated pro

rata in accordance

with the aggregate

unpaid
amounts owing to each holder thereof;

(d)

fourth, to the payment of all other unpaid Secured

Obligations and all other
indebtedness, obligations,

and liabilities

of the

Borrower and

its Subsidiaries

secured by
the

Loan

Documents

(including,

without

limitation,

Bank

Product

Obligations)

to

be
allocated pro rata

in accordance with the

aggregate unpaid amounts

owing to each

holder
thereof; and

(e)

finally, to the Borrower or whoever else may be lawfully entitled thereto.
S
ECTION

10.

T
HE
A
DMINISTRATIVE
A
GENT
.

Section 10.1.

Appointment and Authority
.

Each of the Lenders and the L/C Issuers hereby
irrevocably

appoints

BMO

Harris

Bank

N.A.
to

act

on

its

behalf

as

the

Administrative

Agent
hereunder and under

the other Loan

Documents and authorizes

the Administrative Agent

to take
such actions on

its behalf

and to exercise

such powers as

are delegated to

the Administrative

Agent
by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

The provisions of

this Section 10 are

solely for the

benefit of the

Administrative Agent,
the Lenders

and the

L/C Issuers,

and neither

the Borrower

nor any

other Loan

Party shall

have
rights as a

third-party beneficiary of

any of such

provisions.

It is understood

and agreed that

the
use of

the term

“agent” herein

or in

any other

Loan Documents

(or any

other similar

term) with
reference to the Administrative

Agent is not intended

to connote any fiduciary

or other implied (or
express)

obligations

arising

under

agency

doctrine

of

any

applicable

law.

Instead

such

term

is
used

as

a

matter

of

market

custom,

and

is

intended

to

create

or

reflect

only

an

administrative
relationship between contracting parties.

Section 10.2.

Rights

as

a

Lender
.

The

Person

serving

as

the

Administrative

Agent
hereunder shall

have the

same rights

and powers

in its

capacity as

a Lender

as any

other Lender
and may exercise the same as though

it were not the Administrative Agent,

and the term “Lender”

or “Lenders” shall, unless otherwise

expressly indicated or unless the

context otherwise requires,
include the Person serving as the Administrative

Agent hereunder in its individual capacity.

Such
Person and

its Affiliates

may accept

deposits from,

lend money

to, own

securities of,

act as

the
financial advisor

or in

any other

advisory capacity

for, and generally

engage in

any kind

of business
with,

the

Borrower

or

any

Subsidiary

or

other

Affiliate

thereof

as

if

such

Person

were

not

the
Administrative Agent hereunder and without any duty to account therefor to the Lenders.
Section 10.3.

Action

by

Administrative

Agent;

Exculpatory

Provisions
.

(a) The
Administrative

Agent

shall

not

have

any

duties

or

obligations

except

those

expressly

set

forth
herein and in

the other Loan

Documents, and its

duties hereunder shall

be administrative in

nature.

Without limiting the generality of the

foregoing, the Administrative Agent and its

Related Parties:

(i)

shall not

be subject

to any

fiduciary or

other implied

duties, regardless

of
whether a Default has occurred and is continuing;

(ii)

shall

not

have

any

duty

to

take

any

discretionary

action

or

exercise

any
discretionary

powers,

except

discretionary

rights

and

powers

expressly

contemplated
hereby

or

by

the

other

Loan

Documents

that

the

Administrative

Agent

is

required

to
exercise as

directed in

writing by

the Required

Lenders (or

such other

number or

percentage
of the Lenders as shall be

expressly provided for herein or in

the other Loan Documents),
provided

that the Administrative Agent shall

not be required to take

any action that, in its
opinion or the opinion

of its counsel, may

expose the Administrative Agent

to liability or
that is

contrary to

any Loan

Document or

applicable law,

including for

the avoidance

of
doubt any

action that

may be

in violation

of the

automatic stay

under any

Debtor Relief
Law or that

may effect a forfeiture,

modification or termination

of property of

a Defaulting
Lender in violation of any Debtor Relief

Law.

The Administrative Agent shall in all cases
be fully justified in failing or refusing to act hereunder or under any other Loan Document
unless it first

receives any further

assurances of its

indemnification from the

Lenders that
it may

require, including

prepayment of

any related

expenses and

any other

protection it
requires against

any and

all costs,

expense, and

liability which

may be

incurred by

it by
reason of taking or continuing to take any such action; and

(iii)

shall

not,

except

as

expressly

set

forth

herein

and

in

the

other

Loan
Documents,

have

any

duty

or

responsibility

to

disclose,

and

shall

not

be

liable

for

the
failure to disclose,

any information relating

to any Loan

Party or any

of its Affiliates

that
is communicated to or obtained

by the Person serving as the

Administrative Agent or any
of its Affiliates in any capacity.

(b)

Neither the Administrative Agent

nor any of its

Related Parties shall be

liable for any
action taken or not taken by

the Administrative Agent under or

in connection with this Agreement
or

any

other

Loan

Document

or

the

transactions

contemplated

hereby

or

thereby

(i) with

the
consent

or

at

the

request

of

the

Required

Lenders

(or

such

other

number

or

percentage

of

the
Lenders as shall be

necessary,

or as the Administrative

Agent shall believe in

good faith shall

be
necessary,

under the

circumstances as

provided in

Sections 9.2, 9.3,

9.4, 9.5

and 13.3),

or (ii) in
the

absence

of

its

own

gross

negligence

or

willful

misconduct

as

determined

by

a

court

of
competent jurisdiction by final

and nonappealable judgment.

Any such action taken

or failure to

act pursuant to the foregoing

shall be binding on all

Lenders.

The Administrative Agent shall

be
deemed not

to have

knowledge of

any Default

unless and

until notice

describing such Default

is
given to the Administrative Agent in writing by the Borrower, a Lender, or the

L/C Issuer.

(c)

Neither the Administrative

Agent nor any

of its Related

Parties shall be

responsible
for or have any

duty or obligation

to any Lender or

L/C Issuer or

participant or any other

Person
to ascertain or inquire into (i)

any statement, warranty or representation

made in or in connection
with

this

Agreement

or

any

other

Loan

Document,

(ii) the

contents

of

any

certificate,

report or
other document delivered hereunder or thereunder or

in connection herewith or therewith, (iii) the
performance or

observance of

any of

the covenants,

agreements or

other terms

or conditions

set
forth

herein

or

therein

or

the

occurrence

of

any

Default,

(iv) the

validity,

enforceability,
effectiveness or genuineness

of this

Agreement, any

other Loan

Document or

any other

agreement,
instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or sufficiency of any Collateral, or (vi) the satisfaction of any condition

set forth in

Section 7.1 or 7.2

or elsewhere herein,

other than to

confirm receipt
of items expressly required to be delivered to the Administrative Agent.

Section 10.4.

Reliance

by

Administrative

Agent
.

The

Administrative

Agent

shall

be
entitled to

rely upon,

and shall

be fully

protected in

relying and

shall not

incur any

liability for
relying

upon,

any

notice,

request,

certificate,

communication,

consent,

statement,

instrument,
document or other writing (including any

electronic message, Internet or intranet website posting
or

other

distribution)

believed

by

it

to

be

genuine

and

to

have

been

signed,

sent

or

otherwise
authenticated by the proper Person.

The Administrative Agent also may rely

upon any statement
made to it orally or

by telephone and believed by

it to have been made

by the proper Person, and
shall

be

fully

protected

in

relying

and

shall

not

incur

any

liability

for

relying

thereon.

In
determining compliance

with any

condition hereunder

to the

making of

a Loan,

or the

issuance,
extension,

renewal

or

increase

of

a

Letter

of

Credit,

that

by

its

terms

must

be

fulfilled

to

the
satisfaction

of

a

Lender

or

an

L/C

Issuer,

the

Administrative

Agent

may

presume

that

such
condition is satisfactory to

such Lender or L/C

Issuer unless the Administrative Agent

shall have
received notice to

the contrary from

such Lender or

L/C Issuer prior

to the making

of such Loan
or the issuance

of such Letter of

Credit.

The Administrative Agent

may consult with legal

counsel
(who may be counsel for the

Loan Parties), independent accountants and

other experts selected by
it, and shall

not be liable

for any action

taken or not

taken by it

in accordance with

the advice of
any such counsel, accountants or experts.

Section 10.5.

Delegation of Duties
.

The Administrative Agent may perform any and all

of
its duties

and exercise

its rights

and powers

hereunder or

under any

other Loan

Document by

or
through any one or more sub-agents

appointed by the Administrative Agent.

The Administrative
Agent and

any such

sub-agent

may perform

any and

all of

its duties

and exercise

its rights

and
powers by or through their respective Related Parties.

The exculpatory provisions of this Section
shall apply to any such

sub-agent and to the

Related Parties of the

Administrative Agent and any
such sub-agent, and shall apply to their respective activities in connection with the syndication of
the

Revolving

Facility

and

any

Incremental

Term

Loans

as

well

as

activities

as

Administrative
Agent.

The Administrative Agent

shall not be

responsible for the

negligence or misconduct

of any
sub-agents

except

to

the

extent

that

a

court

of

competent

jurisdiction

determines

in

a

final

and

nonappealable

judgment

that

the

Administrative

Agent

acted

with

gross

negligence

or

willful
misconduct in the selection of such sub-agents.

Section 10.6.

Resignation of

Administrative Agent
.

(a) The Administrative

Agent may

at
any time

give notice

of its

resignation to

the Lenders,

the L/C

Issuers and

the Borrower.

Upon
receipt of any

such notice of

resignation, the Required

Lenders shall have

the right, in

consultation
with the Borrower, to

appoint a successor, which

shall be a

bank with

an office in

the United

States
of America, or an Affiliate of any such bank with an office in the United States of America.

If no
such successor shall

have been so

appointed by the

Required Lenders and

shall have accepted

such
appointment

within

thirty (30)

days

after

the

retiring

Administrative

Agent

gives

notice

of

its
resignation

(or

such

earlier

day

as

shall

be

agreed

by

the

Required

Lenders)

(the
“Resignation
Effective Date”
), then

the retiring

Administrative Agent

may (but

shall not

be obligated

to), on
behalf of the Lenders

and the L/C Issuers,

appoint a successor Administrative

Agent meeting the
qualifications set

forth above.

Whether or

not a

successor has

been appointed,

such resignation
shall become effective in accordance with such notice on the Resignation Effective Date.

(b)

With effect from

the Resignation

Effective Date, (i)

the retiring

Administrative Agent
shall be

discharged from

its duties

and obligations

hereunder and

under the

other Loan

Documents,
and (ii) except for

any indemnity payments

owed to the

retiring or removed

Administrative Agent,
all

payments,

communications

and

determinations

provided

to

be

made

by,

to

or

through

the
Administrative Agent

shall instead

be made

by or

to each

Lender and

L/C Issuer

directly,

until
such time, if any,

as the Required Lenders

appoint a successor Administrative Agent

as provided
for

above.
If

on

the

Resignation Effective

Date no

successor

has

been appointed

and accepted
such appointment, the

Administrative Agent’s rights in

the Collateral

Documents shall

be assigned
without representation, recourse

or warranty to

the Lenders and

L/C Issuer as their

interests may
appear.

Upon the

acceptance of

a successor’s

appointment as

Administrative Agent

hereunder,
such successor

shall succeed

to and

become vested

with all

of the

rights, powers,

privileges and
duties of the retiring

Administrative Agent (other than any

rights to indemnity payments or

other
amounts owed

to the

retiring Administrative

Agent), and

the retiring

Administrative Agent

shall
be discharged from all of its

duties and obligations hereunder or

under the other Loan Documents.

The fees payable by the Borrower to a successor Administrative Agent shall be the same as those
payable

to

its

predecessor

unless

otherwise

agreed

between

the

Borrower

and

such

successor.

After

the

retiring

Administrative

Agent’s

resignation

hereunder

and

under

the

other

Loan
Documents,

the

provisions

of

this

Section 10

and

Section 13.4

shall

continue

in

effect

for

the
benefit of

such retiring

Administrative Agent,

its sub-agents

and their

respective Related

Parties
in

respect

of

any

actions

taken

or

omitted

to

be

taken

by

any

of

them

while

the

retiring
Administrative Agent was acting as Administrative Agent.

Section 10.7.

Non-Reliance on Administrative Agent and

Other Lenders
.

Each Lender and
L/C Issuer acknowledges that it

has, independently and without reliance

upon the Administrative
Agent

or

any

other

Lender

or

any

of

their

Related

Parties

and

based

on

such

documents

and
information as it

has deemed appropriate,

made its own

credit analysis and

decision to enter

into
this Agreement.

Each Lender

and L/C

Issuer also

acknowledges that

it will,

independently and
without reliance upon

the Administrative Agent

or any other

Lender or any

of their Related

Parties
and

based

on

such

documents

and

information

as

it

shall

from

time

to

time

deem

appropriate,
continue

to

make

its

own

decisions

in

taking

or

not

taking

action

under

or

based

upon

this

Agreement,

any

other

Loan

Document

or

any

related

agreement

or

any

document

furnished
hereunder or thereunder.
Upon

a

Lender’s

written

request,

the

Administrative

Agent

agrees

to

forward

to

such
Lender, when complete, copies of any field audit, examination, or appraisal report prepared by or
for

the

Administrative

Agent

with

respect

to

the

Borrower

or

any

Loan

Party

or

the

Collateral
(herein, “Reports”
).

Each Lender

hereby agrees

that (a) it

has requested

a copy

of each

Report
prepared by or on

behalf of the Administrative Agent;

(b) the Administrative Agent (i)

makes no
representation or warranty,

express or implied,

as to the

completeness or accuracy

of any Report
or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii)

shall not be liable for

any information contained in any

Report; (c) the Reports
are

not

comprehensive

audits

or

examinations,

and

that

any

Person

performing

any

field
examination

will

inspect

only

specific

information

regarding

the

Borrower

and

the

other

Loan
Parties

and

will

rely

significantly

upon

the

books

and

records

of

Borrower

and

the

other

Loan
Parties, as well as on representations of

personnel of the Borrower and the other

Loan Parties, and
that

the

Administrative

Agent

undertakes

no

obligation

to

update,

correct

or

supplement

the
Reports; (d)

it will

keep all

Reports confidential

and strictly

for its

internal use,

not share

the Report
with any other Person

except as otherwise permitted

pursuant to this Agreement;

and (e) without
limiting the generality of any other indemnification provision contained in this Agreement, it will pay and

protect,

and indemnify,

defend, and

hold the

Administrative

Agent and

any such

other
Person preparing a Report

harmless from and against,

the claims, actions, proceedings,

damages,
costs, expenses, and

other amounts (including

reasonable attorney fees)

incurred by as

the direct
or

indirect

result

of

any

third

parties

who

might

obtain

all

or

part

of

any

Report

through

the
indemnifying Lender.
Section 10.8.

L/C Issuer

and Swingline Lender.

The L/C Issuer shall

act on behalf

of the
Lenders with respect to any Letters of Credit issued by it and the documents associated therewith,
and the Swingline

Lender shall act

on behalf of

the Lenders with

respect to the

Swingline Loans
made hereunder.

The L/C Issuer and the Swingline Lender shall each have all of the benefits and immunities

(i) provided

to

the

Administrative

Agent

in

this

Section 10

with

respect

to

any

acts
taken or omissions suffered

by the L/C Issuer in

connection with Letters of

Credit issued by it

or
proposed

to

be

issued

by

it

and

the

Applications

pertaining

to

such

Letters

of

Credit

or

by

the
Swingline Lender in

connection with Swingline

Loans made or

to be made

hereunder as fully

as
if

the

term

“Administrative

Agent”,

as

used

in

this

Section 10,

included

the

L/C Issuer

and

the
Swingline Lender

with respect

to such

acts or

omissions and

(ii) as additionally

provided in

this
Agreement with

respect to

such L/C Issuer

or Swingline

Lender,

as applicable.

Any resignation
by the

Person then

acting as

Administrative Agent

pursuant to

Section 10.6 shall

also constitute
its resignation

or the

resignation of

its Affiliate

as L/C

Issuer and

Swingline Lender

except as

it
may otherwise

agree.

If such

Person then

acting as

L/C Issuer

so resigns,

it shall

retain all

the
rights, powers,

privileges and

duties of

the L/C

Issuer hereunder

with respect

to all

Letters of

Credit
outstanding as

of the

effective date

of its

resignation as

L/C Issuer

and all

L/C Obligations

with
respect thereto, including

the right to

require the Lenders

to make Loans

or fund risk

participations
in Reimbursement

Obligations pursuant

to Section 2.3.

If such

Person then

acting as

Swingline
Lender resigns,

it shall

retain all

the rights

of the

Swingline Lender

provided for

hereunder with
respect to Swingline Loans

made by it and

outstanding as of the

effective date of such resignation,
including the right to require the Lenders to make Loans

or fund risk participations in outstanding

Swingline Loans

pursuant to

Section 2.2(b).

Upon the

appointment by

the Borrower

of a

successor
L/C Issuer

or Swingline

Lender hereunder

(which successor

shall in

all cases

be a

Lender other
than a

Defaulting Lender),

(i) such successor

shall succeed

to and

become vested

with all

of the
rights, powers, privileges and duties of

the retiring L/C Issuer or Swingline

Lender, as applicable
(other than

any rights

to indemnity

payments or

other amounts

that remain

owing to

the retiring
L/C Issuer

or Swingline

Lender), and

(ii) the retiring

L/C Issuer

and Swingline

Lender shall

be
discharged from

all of

their respective

duties and

obligations hereunder

or under

the other

Loan
Documents other than

with respect to

its outstanding Letters

of Credit and

Swingline Loans, and
(iii) upon

the request

of the

resigning L/C

Issuer,

the

successor L/C

Issuer shall

issue

letters

of
credit in substitution for the Letters of Credit,

if any, outstanding at the time of such succession or
make

other

arrangements

satisfactory

to

the

resigning

L/C

Issuer

to

effectively

assume

the
obligations of the resigning L/C Issuer with respect to such Letters of Credit.
Section 10.9.

Hedging

Liability

and

Bank Product

Obligations
.

By virtue

of

a

Lender’s
execution of this

Agreement or an

assignment agreement pursuant

to Section 13.2, as

the case may
be, any Affiliate of such

Lender with whom the

Borrower or any other

Loan Party has entered

into
an agreement

creating Hedging

Liability or

Bank Product Obligations

shall be

deemed a

Lender
party

hereto

for

purposes

of

any

reference

in

a

Loan

Document

to

the

parties

for

whom

the
Administrative Agent is acting, it being understood and agreed that the rights and benefits of such
Affiliate

under

the

Loan

Documents

consist

exclusively

of

such

Affiliate’s

right

to

share

in
payments and

collections out

of the

Collateral and

the Guaranty

Agreements as

more fully

set forth
in

Section 9.5.

Without

limiting

the

generality

of

the

foregoing,

(i)

each

such

Affiliate

of

any
Lender that has entered

into an agreement

creating Hedging Liability or

Bank Product Obligations
shall, for the avoidance of doubt,

be deemed to have agreed to

the provisions of Section 10.15 and
(ii) no

such Affiliate

of any

Lender shall

have any

right to

notice of

any action

or to

consent to,
direct or object to

any action hereunder or

under any other Loan

Document or otherwise in

respect
of the

Collateral (including

the release

or impairment

of any

Collateral). In

connection with

any
such

distribution

of

payments

and

collections,

or

any

request

for

the

release

of

the

Guaranty
Agreements

and

the

Administrative

Agent’s

Liens

in

connection

with

the

termination

of

the
Commitments

and

the

payment

in

full

of

the

Obligations,

the

Administrative

Agent

shall

be
entitled

to

assume

no

amounts

are

due

to

any

Lender

or

its

Affiliate

with

respect

to

Hedging
Liability or

Bank Product

Obligations unless

such Lender

has notified

the Administrative

Agent
in writing of the amount

of any such liability owed

to it or its Affiliate prior

to such distribution or
payment or release of Guaranty Agreements and Liens.
Section 10.10.

Designation of Additional Agents
.

The Administrative Agent shall

have the
continuing right, for purposes hereof, at

any time and from time to

time to designate one or more
of

the

Lenders

(and/or

its

or

their

Affiliates)

as

“syndication

agents,”

“documentation

agents,”
“book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall

have no

substantive effect,

and such

Lenders and

their Affiliates

shall have

no
additional powers, duties or responsibilities as a result thereof.
Section 10.11.

Authorization to Enter into,

and Enforcement

of, the Collateral Documents;
Possession of Collateral
.

The Administrative Agent

is hereby irrevocably

authorized by each

of
the Lenders and the L/C Issuer to execute and deliver the Collateral Documents on behalf of each of the

Lenders, the

L/C Issuer, and

their Affiliates

and to

take such

action and

exercise such

powers

under the Collateral

Documents as the

Administrative Agent considers

appropriate;
provided

the
Administrative Agent shall not

amend the Collateral Documents

unless such amendment is

agreed
to

in

writing

by

the

Required

Lenders.

Upon

the

occurrence

of

an

Event

of

Default,

the
Administrative Agent

shall take

such action

to enforce

its Lien

on the

Collateral and to

preserve
and

protect

the

Collateral

as

may

be

directed

by

the

Required

Lenders.

Unless

and

until

the
Required Lenders

give such

direction, the

Administrative Agent

may (but

shall not

be obligated
to) take

or refrain

from taking

such actions

as it

deems appropriate

and in the

best interest

of all
the Lenders and L/C Issuer.

Each Lender and L/C Issuer acknowledges and

agrees that it will be
bound by the

terms and conditions

of the Collateral

Documents upon the

execution and delivery
thereof

by the

Administrative Agent.

The Administrative

Agent shall

not be

responsible for

or
have

a

duty

to

ascertain

or

inquire

into

any

representation

or

warranty

regarding

the

existence,
value or collectability of the Collateral, the existence,

priority or perfection of the Administrative
Agent’s

Lien thereon, or any

certificate prepared by any

Loan Party in connection

therewith, nor
shall

the

Administrative

Agent

be

responsible

or

liable

to

the

Lenders,

the

L/C

Issuer

or

their
Affiliates for

any failure

to monitor

or maintain

any portion

of the

Collateral.

The Lenders

and
L/C Issuer

hereby irrevocably

authorize (and

each of

their Affiliates

holding any

Bank Product
Obligations

and

Hedging

Liability

entitled

to

the

benefits

of

the

Collateral

shall

be

deemed

to
authorize) the Administrative Agent, based

upon the instruction of the

Required Lenders, to credit
bid and purchase (either directly or through

one or more acquisition vehicles) all or

any portion of
the Collateral

at any

sale thereof conducted

by the Administrative

Agent (or any

security trustee
therefore) under the provisions of

the Uniform Commercial Code, including

pursuant to Sections
9-610

or

9-620

of

the

Uniform

Commercial

Code,

at

any

sale

thereof

conducted

under

the
provisions

of

the

United

States

Bankruptcy

Code,

including

Section

363

of

the

United

States
Bankruptcy

Code,

or

at

any

sale

or

foreclosure

conducted

by

the

Administrative

Agent

or

any
security trustee therefore

(whether by judicial

action or otherwise)

in accordance with applicable
law.

Except

as

otherwise

specifically

provided

for

herein,

no

Lender,

L/C

Issuer,

or

their
Affiliates, other than the Administrative

Agent, shall have the right to

institute any suit, action or
proceeding in

equity or

at law

for the

foreclosure or

other realization

upon any

Collateral or

for
the execution of any trust

or power in respect of

the Collateral or for the

appointment of a receiver
or for the

enforcement of any

other remedy under

the Collateral Documents;

it being understood
and intended

that no

one or

more of

the Lenders

or L/C

Issuer or

their Affiliates

shall have

any
right in any

manner whatsoever to

affect, disturb or

prejudice the Lien

of the

Administrative Agent
(or any security

trustee therefor) under

the Collateral Documents

by its or

their action or

to enforce
any

right

thereunder,

and

that

all

proceedings

at

law

or

in

equity

shall

be

instituted,

had,

and
maintained by the Administrative Agent (or its security

trustee) in the manner provided for in the
relevant Collateral Documents

for the benefit

of the Lenders, the

L/C Issuer, and

their Affiliates.

Each

Lender

and

L/C

Issuer

is

hereby

appointed

agent

for

the

purpose

of

perfecting

the
Administrative

Agent’s

security

interest

in

assets

which,

in

accordance

with

Article 9

of

the
Uniform Commercial Code or

other applicable law can

be perfected only by

possession.

Should
any

Lender

or

L/C

Issuer

(other

than

the

Administrative

Agent)

obtain

possession

of

any
Collateral, such Lender or L/C

Issuer shall notify the Administrative

Agent thereof, and, promptly
upon

the

Administrative

Agent’s

request

therefor

shall

deliver

such

Collateral

to

the
Administrative Agent or in accordance with the Administrative Agent’s instructions.

Section 10.12.

Authorization

to

Release,

Limit

or

Subordinate

Liens

or

to

Release
Guaranties.

The Administrative Agent

is hereby irrevocably

authorized by each

of the Lenders,

the

L/C Issuer,

and

their

Affiliates

to

(a) release

any

Lien

covering

any

Collateral

that

is

sold,
transferred,

or

otherwise

disposed

of

in

accordance

with

the

terms

and

conditions

of

this
Agreement

and

the

relevant

Collateral

Documents

(including

a

sale,

transfer,

or

disposition
permitted by

the terms

of Section 8.10

or which

has otherwise

been consented

to in

accordance
with Section 13.3), (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase

money indebtedness

or under

a Capital

Lease to

the extent

such purchase

money
indebtedness or

Capitalized Lease

Obligation, and

the Lien

securing the

same, are

permitted by
Sections 8.7(b)

and

8.8(d),

(c) reduce

or

limit

the

amount

of

the

indebtedness

secured

by

any
particular item

of Collateral

to an

amount not

less than

the estimated

value thereof

to the

extent
necessary to

reduce mortgage

registry,

filing and

similar tax,

(d) release Liens

on the

Collateral
following

termination

or

expiration

of

the

Commitments

and

payment

in

full

in

cash

of

the
Obligations (other than contingent

indemnification obligations) and the

expiration or termination
of

all

Letters

of

Credit

(other

than

Letters

of

Credit

that

have

been

Cash

Collateralized

to

the
satisfaction

of

the

Administrative

Agent

and

relevant

L/C

Issuer)

and,

if

then

due,

Hedging
Liability and

Bank Product

Obligations, and

(e) release any

Subsidiary from

its obligations

as a
Guarantor if such Person ceases to be a Subsidiary as a result of a transaction permitted under the
Loan Documents.

Upon the

Administrative Agent’s

request, the

Required Lenders

will confirm
in writing

the Administrative

Agent’s

authority to

release or subordinate

its interest

in particular
types or items

of Property or

to release any

Person form its

obligations as a

Guarantor under the
Loan Documents.
Section 10.13.

Authorization of Administrative Agent to

File Proofs of Claim.

In case of the
pendency of any

proceeding under any

Debtor Relief Law

or any other

judicial proceeding relative
to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or
L/C Obligation shall

then be due

and payable as

herein expressed

or by declaration

or otherwise
and

irrespective

of

whether

the

Administrative

Agent

shall

have

made

any

demand

on

the
Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for

the whole amount of the principal and

interest
owing and unpaid

in respect

of the Loans,

L/C Obligations

and all

other Obligations that
are owing

and unpaid and

to file

such other documents

as may be

necessary or advisable
in

order

to

have

the

claims

of

Lenders,

the

L/C

Issuer

and

the

Administrative

Agent
(including

any

claim

for

the

reasonable

compensation,

expenses,

disbursements

and
advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents

and

counsel

and

all

other

amounts

due

the

Lenders,

the

L/C

Issuer

and

the
Administrative

Agent

under

the

Loan

Documents

including,

but

not

limited

to,
Sections 3.1, 4.4, 4.5, and 13.4) allowed in such judicial proceeding; and

(b)

to collect

and receive

any monies

or other

property payable

or deliverable
on any such claims and to distribute the same;
and any

custodian, receiver,

assignee, trustee,

liquidator,

sequestrator or

other similar

official in
any such

judicial proceeding

is hereby

authorized by

each Lender

and L/C

Issuer to

make such
payments to

the Administrative

Agent and,

in the

event that

the Administrative

Agent shall

consent
to

the

making

of

such

payments

directly

to

the

Lenders

and

the

L/C

Issuer,

to

pay

to

the
Administrative Agent any amount due for the

reasonable compensation, expenses, disbursements

and advances of the Administrative Agent and its

agents and counsel, and any other amounts

due
the Administrative Agent under Sections 3.1 and 13.4.

Nothing contained herein shall be deemed
to authorize

the Administrative

Agent to

authorize or

consent to

or accept

or adopt

on behalf

of
any

Lender

or

L/C

Issuer

any

plan

of

reorganization,

arrangement,

adjustment

or

composition
affecting

the

Obligations

or

the

rights

of

any

Lender

or

L/C

Issuer

or

to

authorize

the
Administrative

Agent

to

vote

in

respect

of

the

claim

of

any

Lender

or

L/C

Issuer

in

any

such
proceeding.

Section 10.14.

Certain ERISA Matters.

(a)

Each Lender (x) represents

and warrants, as of
the

date

such

Person

became

a

Lender

party

hereto,

to,

and

(y)

covenants,

from

the

date

such
Person became a Lender party

hereto to the date such

Person ceases being a Lender

party hereto,
for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of any

Borrower or any other Loan Party,

that at least one of the following

is
and will be true:

(i)

such Lender is not

using “plan assets” (within

the meaning of Section

3(42)
of

ERISA

or

otherwise)

of

one

or

more

Benefit

Plans

with

respect

to

such

Lender’s
entrance into, participation in, administration of and performance of the Loans, the Letters
of Credit, the Commitments or this Agreement;

(ii)

the transaction

exemption set

forth in one

or more

PTEs, such

as PTE

84-
14

(a

class

exemption

for

certain

transactions

determined

by

independent

qualified
professional

asset

managers),

PTE

95-60

(a

class

exemption

for

certain

transactions
involving insurance

company general accounts),

PTE 90-1 (a

class exemption

for certain
transactions involving

insurance company

pooled separate

accounts), PTE

91-38 (a

class
exemption for certain transactions involving bank

collective investment funds) or PTE 96-
23 (a class

exemption for certain

transactions determined by

in-house asset managers),

is
applicable with

respect to

such Lender’s

entrance into,

participation in,

administration of
and performance

of the

Loans, the

Letters of

Credit, the

Commitments and

this Agreement;
or

(iii)

(A)

such

Lender

is

an

investment

fund

managed

by

a

“Qualified
Professional

Asset

Manager”

(within

the

meaning

of

Part

VI

of

PTE

84-14),

(B)

such
Qualified

Professional

Asset

Manager

made

the

investment

decision

on

behalf

of

such
Lender to enter

into, participate in,

administer and

perform the Loans,

the Letters of

Credit,
the

Commitments

and

this

Agreement,

(C)

the

entrance

into,

participation

in,
administration of

and performance

of the

Loans, the

Letters of

Credit, the

Commitments
and this

Agreement satisfies

the requirements

of sub-sections

(b) through

(g) of

Part I

of
PTE 84-14 and (D)

to the best knowledge

of such Lender,

the requirements of subsection
(a)

of

Part

I

of

PTE

84-14

are

satisfied

with

respect

to

such

Lender’s

entrance

into,
participation in, administration of and performance of the Loans, the Letters of Credit, the
Commitments and this Agreement; or

(iv)

such

other

representation,

warranty

and

covenant

as

may

be

agreed

in
writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)

In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a)

is
true with

respect to

a Lender

or (2)

a Lender

has provided

another representation,

warranty and
covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents

and warrants, as

of the

date such Person

became a Lender

party hereto, to,
and (y) covenants,

from the date

such Person became

a Lender party

hereto to the

date such Person
ceases being

a Lender

party hereto,

for the

benefit of,

the Administrative

Agent and

not, for

the
avoidance

of

doubt,

to

or

for

the

benefit

of

any

Borrower

or

any

other

Loan

Party,

that

the
Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such
Lender’s

entrance

into,

participation

in,

administration

of

and

performance

of

the

Loans,

the
Letters

of

Credit,

the

Commitments

and

this

Agreement

(including

in

connection

with

the
reservation or exercise of any rights by

the Administrative Agent under this Agreement, any

Loan
Document or any documents related hereto or thereto).

Section 10.15.

Recovery of Erroneous Payments
.

Notwithstanding anything to the contrary
in

this

Agreement, if

at any

time

the Administrative

Agent

determines (in

its

sole

and absolute
discretion) that

it has

made a

payment hereunder

in error

to any

Lender, L/C Issuer

or other

secured
party hereunder,

whether or

not in

respect of

an Obligation

due and

owing by

the Borrowers

at
such time,

where such

payment is

a Rescindable

Amount, then

in any

such event,

each such

Person
receiving a Rescindable

Amount severally agrees

to repay to

the Administrative Agent

forthwith
on demand

the Rescindable

Amount received

by such

Person in

immediately available

funds in
the

currency

so

received,

with

interest

thereon,

for

each

day

from

and

including

the

date

such
Rescindable Amount is received

by it to but

excluding the date of payment

to the Administrative
Agent, at the greater of

the Federal Funds Rate and

a rate determined by the

Administrative Agent
in

accordance

with

banking

industry

rules

on

interbank

compensation.

Each

Lender,

each

L/C
Issuer and each other secured

party hereunder irrevocably waives any

and all defenses, including
any “discharge

for value”

(under which

a creditor

might otherwise

claim a

right to

retain funds
mistakenly

paid

by

a

third

party

in

respect

of

a

debt

owed

by

another),

“good

consideration”,
“change of

position” or

similar defenses

(whether at

law or

in equity)

to its

obligation to

return
any Rescindable

Amount.

The Administrative

Agent shall

inform each

Lender, L/C Issuer

or other
secured party hereunder that received a Rescindable Amount promptly upon determining that any payment

made

to

such

Person

comprised,

in

whole

or

in

part,

a

Rescindable

Amount.

Each
Person’s obligations, agreements

and waivers

under this

Section 10.16

shall survive

the resignation
or

replacement

of

the

Administrative

Agent,

any

transfer

of

rights

or

obligations

by,

or

the
replacement of, a

Lender or

L/C Issuer, the

termination of the

Commitments and/or the

repayment,
satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
S
ECTION

11.

T
HE
G
UARANTEES
.
Section 11.1.

The Guarantees
.

To induce the Lenders and

L/C Issuer to provide

the credits
described herein and in consideration of benefits expected to accrue to the Borrower by reason of
the

Commitments

and

for

other

good

and

valuable

consideration,

receipt

of

which

is

hereby
acknowledged,

each

Wholly-owned

Subsidiary

party

hereto

(including

any

Wholly-owned
Subsidiary executing

an Additional

Guarantor Supplement

in the

form attached

hereto as

Exhibit F
or such

other form

acceptable to

the Administrative

Agent) and

the Borrower

(as to

the Secured
Obligations of another Loan Party) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative

Agent, the Lenders, and

the L/C Issuer and their

Affiliates, the due

and punctual payment of all present and future Secured Obligations, including, but not limited to, the

due

and

punctual

payment

of

principal

of

and

interest

on

the

Loans,

the

Reimbursement
Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by the

Borrower

under

the

Loan

Documents

and

the

due

and

punctual

payment

of

all

Hedging
Liability and Bank Product Obligations, in each case as and when the same shall become due and payable, whether

at stated

maturity,

by acceleration,

or otherwise,

according to

the terms

hereof
and

thereof

(including

all

interest,

costs,

fees,

and

charges

after

the

entry

of

an

order

for

relief
against the Borrower or such

other obligor in a

case under the United

States Bankruptcy Code or
any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against the Borrower or any such obligor in any such proceeding); provided, however,

that,
with respect to

any Guarantor,

Hedging Liability guaranteed

by such Guarantor

shall exclude all
Excluded Swap Obligations.

In case of failure by the Borrower

or other obligor punctually to pay
any

Secured

Obligations

guaranteed

hereby,

each

Guarantor

hereby

unconditionally

agrees

to
make such payment

or to cause

such payment to

be made punctually

as and when the

same shall
become due and payable, whether at stated

maturity, by

acceleration, or otherwise, and as if

such
payment

were

made

by

the

Borrower

or

such

obligor.

Only

direct

and

indirect

Wholly-owned
Subsidiaries of

the Borrower

that are

Domestic Subsidiaries

shall be

required to

be a

Guarantor
and bound by the guaranty provisions of this Section 11.

Section 11.2.

Guarantee

Unconditional
.

The

obligations

of

each

Guarantor

under

this
Section 11

shall

be

unconditional

and

absolute

and,

without

limiting

the

generality

of

the
foregoing, shall not be released, discharged, or otherwise affected by:

(a)

any

extension,

renewal,

settlement,

compromise,

waiver,

or

release

in
respect of any

obligation of any

Loan Party or

other obligor or

of any other

guarantor under
this Agreement or any other Loan Document or by operation of law or otherwise;

(b)

any modification or amendment of or supplement to this Agreement or any other

Loan

Document

or

any

agreement

relating

to

Hedging

Liability

or

Bank

Product
Obligations;

(c)

any

change

in

the

corporate

existence,

structure,

or

ownership

of,

or

any
insolvency,

bankruptcy,

reorganization,

or

other

similar

proceeding

affecting,

any

Loan
Party or

other obligor, any

other guarantor, or

any of

their respective

assets, or

any resulting
release or

discharge of

any obligation

of any

Loan Party

or other

obligor or

of any

other
guarantor contained in any Loan Document;

(d)

the existence of any claim, set-off,

or other rights which any Loan Party or
other

obligor

or

any

other

guarantor

may

have

at

any

time

against

the

Administrative
Agent, any

Lender, the L/C Issuer

or any

other Person,

whether or

not arising

in connection
herewith;

(e)

any

failure

to

assert,

or

any

assertion

of,

any

claim

or

demand

or

any
exercise of,

or failure

to exercise,

any rights

or remedies

against any

Loan Party

or other
obligor, any other guarantor, or any

other Person or Property;

(f)

any application of any sums by whomsoever paid or howsoever

realized to
any obligation

of any

Loan Party

or other

obligor,

regardless of

what obligations

of any
Loan Party or other obligor remain unpaid;

(g)

any invalidity

or unenforceability

relating to

or against

any Loan

Party or
other obligor or any other guarantor

for any reason of this Agreement

or of any other Loan
Document or any agreement relating to Hedging Liability

or Bank Product Obligations or
any provision

of applicable

law or

regulation purporting

to prohibit

the payment

by any
Loan Party

or other

obligor or

any other

guarantor of

the principal

of or

interest on

any
Loan

or

any

Reimbursement

Obligation

or

any

other

amount

payable

under

the

Loan
Documents or

any agreement

relating to

Hedging Liability

or Bank

Product Obligations;
or

(h)

any other act or omission to act or

delay of any kind by the Administrative
Agent,

any

Lender,

the

L/C Issuer,

or

any

other

Person

or

any

other

circumstance
whatsoever

that

might,

but

for

the

provisions

of

this

subsection,

constitute

a

legal

or
equitable discharge of the obligations of any Guarantor under this Section 11.
Section 11.3.

Discharge

Only

upon

Payment

in

Full;

Reinstatement

in

Certain
Circumstances
.

Each Guarantor’s obligations under this Section 11 shall remain in full force

and
effect until the

Commitments are terminated, all

Letters of Credit have

expired, and the principal
of and

interest on

the Loans

and all

other amounts

payable by

the Borrower

and the

other Loan
Parties under this

Agreement and all other

Loan Documents and,

if then outstanding

and unpaid,
all Hedging Liability

and Bank Product

Obligations shall have

been paid in

full.

If at any

time any
payment of the principal

of or interest on

any Loan or any

Reimbursement Obligation or any

other
amount payable by

any Loan Party

or other obligor

or any guarantor

under the Loan

Documents
or any agreement relating

to Hedging Liability or

Bank Product Obligations is

rescinded or must
be otherwise restored or

returned upon the insolvency, bankruptcy, or reorganization of such

Loan
Party or

other obligor

or of

any guarantor,

or otherwise,

each Guarantor’s

obligations under

this
Section 11 with

respect to such payment

shall be reinstated at

such time as though

such payment
had become due but had not been made at such time.
Section 11.4.

Subrogation
.

Each Guarantor agrees

it will not

exercise any rights

which it
may acquire

by way

of subrogation

by any

payment made

hereunder,

or otherwise,

until all

the
Secured

Obligations

shall

have

been

paid

in

full

subsequent

to

the

termination

of

all

the
Commitments and expiration

of all Letters of

Credit.

If any amount shall

be paid to a

Guarantor
on account of such subrogation rights

at any time prior to

the later of (x) the payment

in full of the
Secured Obligations

and all

other amounts

payable by

the Loan

Parties hereunder

and the

other
Loan

Documents

and

(y) the

termination

of

the

Commitments

and

expiration

of

all

Letters

of
Credit, such amount shall be

held in trust for the

benefit of the Administrative Agent,

the Lenders,
and the

L/C Issuer (and

their Affiliates)

and shall

forthwith be

paid to

the Administrative

Agent
for the benefit of the Lenders and L/C Issuer

(and their Affiliates) or be credited and applied upon
the

Secured

Obligations,

whether

matured

or

unmatured,

in

accordance

with

the

terms

of

this
Agreement.

Section 11.5.

Subordination
.

Each Guarantor (each referred

to herein as a
“Subordinated
Creditor” ) hereby subordinates the payment of all indebtedness, obligations, and liabilities of the
Borrower

or

other

Loan

Party

owing

to

such

Subordinated

Creditor,

whether

now

existing

or
hereafter arising,

to the

indefeasible payment

in full

in cash

of all

Secured Obligations.

During
the existence of any

Event of Default, subject to

Section 11.4, any

such indebtedness, obligation,
or

liability

of

the

Borrower

or

other

Loan

Party

owing

to

such

Subordinated

Creditor

shall

be
enforced and performance received by such Subordinated Creditor as trustee for the benefit of the
holders

of

the

Secured

Obligations

and

the

proceeds

thereof

shall

be

paid

over

to

the
Administrative

Agent

for

application to

the

Secured

Obligations

(whether

or

not

then due),

but
without reducing or affecting in any manner the liability of such Guarantor under this Section 11.
Section 11.6.

Waivers
.

Each

Guarantor

irrevocably

waives

acceptance

hereof,
presentment, demand, protest, and any notice

not provided for herein, as well

as any requirement
that at

any time any

action be taken

by the Administrative

Agent, any Lender,

the L/C Issuer,

or
any other Person

against the Borrower

or any other

Loan Party or

other obligor, another guarantor,
or any other Person.

Section 11.7.

Limit on Recovery
.

Notwithstanding any other provision hereof, the right of
recovery against each Guarantor under this Section 11 shall not exceed $1.00 less than the lowest
amount which would

render such Guarantor’s

obligations under this

Section 11 void

or voidable
under applicable law, including, without limitation, fraudulent conveyance law.
Section 11.8.

Stay of Acceleration
.

If acceleration of the

time for payment of

any amount
payable by the

Borrower or other

Loan Party or

other obligor under

this Agreement or

any other
Loan

Document,

or

under

any

agreement

relating

to

Hedging

Liability

or

Bank

Product
Obligations, is stayed upon the insolvency,

bankruptcy or reorganization of the

Borrower or such
other Loan Party or obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement

or the

other Loan

Documents, or

under any

agreement relating

to Hedging

Liability
or Bank Product Obligations, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the

Administrative Agent made at

the request or otherwise

with the consent of

the
Required Lenders.
Section 11.9.

Benefit to

Guarantors
.

The Loan

Parties are

engaged in

related businesses
and integrated to such an extent that the

financial strength and flexibility of the Borrower and

the
other Loan

Parties has

a direct

impact on

the success

of each other

Loan Party.

Each Guarantor
will derive substantial direct

and indirect benefit

from the extensions

of credit hereunder, and each
Guarantor acknowledges that this guarantee is necessary or convenient to the conduct, promotion
and attainment of its business.
Section 11.10.

Keepwell
.

Each

Qualified

ECP

Guarantor

hereby

jointly

and

severally
absolutely,

unconditionally and irrevocably

undertakes to provide

such funds or

other support as
may be

needed from

time to

time by

each other

Loan Party

to honor

all of

its obligations

under
this

Guaranty

in

respect

of

Swap

Obligations

(provided,

however,

that

each

Qualified

ECP
Guarantor shall

only be

liable under

this Section

for the

maximum amount

of such

liability that
can be hereby

incurred without rendering

its obligations under

this Section,

or otherwise under

this
Guaranty, voidable

under applicable law relating to fraudulent conveyance or fraudulent transfer,

and

not

for

any

greater

amount).

The

obligations

of

each

Qualified

ECP

Guarantor

under

this
Section shall

remain in

full force

and effect

until discharged

in accordance

with Section 11.3.

Each
Qualified ECP Guarantor intends that

this Section constitute, and this

Section shall be deemed to
constitute, a “keepwell, support,

or other agreement” for

the benefit of each

other Loan Party for
all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

S
ECTION

12.

C
OLLATERAL
.
Section 12.1.

Collateral
.

The Secured

Obligations shall

be secured

by valid,

perfected, and
enforceable Liens

on all right,

title, and

interest of

each Loan

Party in

all of

its accounts,

chattel
paper, instruments, documents,

payment intangibles,
letter-of-credit rights, supporting

obligations,
deposit accounts, inventory and

farm products and certain

other Property as specifically

set forth
in the Collateral Documents whether now

owned or hereafter acquired or

arising, and all proceeds
thereof;
provided,

however,
that:

(i) the

Collateral

shall

not

include

Excluded

Property,

and
(ii)

the Collateral need not include (or

be perfected if a Lien is

granted) those assets of any Loan
Party

as

to

which

the

Administrative

Agent

in

its

sole

discretion

determines

that

the

cost

of
obtaining a

security interest

in or

perfection thereof

are excessive

in relation

to the

value of

the
security to be

afforded thereby.

Each Loan Party

acknowledges and agrees

that the Liens

on the
Collateral shall be

granted to the

Administrative Agent for

the benefit of

the holders of

the Secured
Obligations and shall be valid and perfected first priority Liens (to the extent perfection by filing, registration, recordation, possession or control is required herein or in any other Loan Document)
subject to

the proviso

appearing at

the end

of the

preceding sentence

and to

Liens permitted

by
Section 8.8, in each

case pursuant to one

or more Collateral

Documents from such

Persons, each
in form and substance satisfactory to the Administrative Agent.

Section 12.2.

Depository Banks
.

Each Loan Party shall

maintain the Administrative Agent
(or

one

of

its

Affiliates)

as

its

primary

depository

bank,

including

for

its

principal

operating,
administrative,

cash

management,

lockbox

arrangements,

collection

activity,

and

other

deposit
accounts for the conduct of its business.
Section 12.3.

Further Assurances
.

Each Loan Party agrees that

it shall, from time to

time
at the request of

the Administrative Agent, execute

and deliver such documents

and do such acts
and things as

the Administrative Agent

may reasonably request in

order to provide for

or perfect
or protect such

Liens on the

Collateral.

In the event

any Loan Party

forms or acquires

any other
Subsidiary after the

date hereof, except

as otherwise provided

in the

definition of Guarantor,

the
Loan

Parties

shall

promptly

upon

such

formation

or

acquisition

cause

such

newly

formed

or
acquired

Subsidiary

to

execute

a

Guaranty

Agreement

and

such

Collateral

Documents

as

the
Administrative

Agent

may

then

require,

and

the

Loan

Parties

shall

also

deliver

to

the
Administrative

Agent,

or

cause

such

Subsidiary

to

deliver

to

the

Administrative

Agent,

at

the
Borrower’s

cost

and

expense,

such

other

instruments,

documents,

certificates,

and

opinions
reasonably required by the Administrative Agent in connection therewith.

S
ECTION

13.

M
ISCELLANEOUS
.

Section 13.1.

Notices
.

(a)
Notices Generally.

Except in the

case of notices

and other communications

expressly
permitted to

be given

by telephone

(and except

as provided

in subsection (b)

below), all

notices
and other communications

provided for herein

shall be in

writing and shall

be delivered by

hand
or overnight courier services or mailed by certified or registered mail as follows:

(i)

if to

the Borrower or

any other

Loan Party,

to it at

1052 Highland

Colony
Parkway, Suite 200, Ridgeland,

MS 39157, Attention

of Max Bowman,

Vice President and
Chief Financial Officer; Telephone No. (601) 718-4238 with a copy to the same address

to
the attention of Robert Holladay, General Counsel; Telephone

No. (601) 948-6813;

(ii)

if to the Administrative Agent or

to BMO Harris Bank N.A. in

its capacity
as

L/C

Issuer,

to

BMO

Harris

Bank

N.A.

at

111

West

Monroe

Street,

Chicago,

Illinois
60603, Attention of David J. Bechstein; Telephone No. (312) 461-5174);

(iii)

if

to

a

Lender,

to

it

at

its

address

set

forth

in

its

Administrative
Questionnaire.
Notices sent by

hand or overnight

courier service, or

mailed by certified

or registered mail,

shall
be

deemed

to

have

been

given

when

received.

Notices

delivered

through

electronic
communications, to the extent

provided in subsection (b) below,

shall be effective

as provided in
said subsection (b).

(b)
Electronic Communications.

Notices and other

communications to the

Lenders and
the L/C Issuers hereunder may be

delivered or furnished by electronic communication (including
e-mail and

Internet or

intranet websites)

pursuant to

procedures approved

by the

Administrative
Agent, provided
that the foregoing shall not apply to notices to any Lender

or L/C Issuer pursuant
to

Sections 2.2,

2.3

and

2.6

if

such

Lender

or

L/C

Issuer,

as

applicable,

has

notified

the
Administrative Agent

that it

is incapable

of receiving

notices under

such Sections

by electronic
communication.

The Administrative Agent or the

Borrower may, in its discretion, agree to accept
notices

and

other

communications

to

it

hereunder

by

electronic

communications

pursuant

to
procedures approved by it; provided
that approval of such procedures may be limited

to particular
notices or communications.
Unless

the

Administrative

Agent

otherwise

prescribes,

(i) notices

and

other
communications sent

to an e-mail

address shall be

deemed received

upon the sender’s

receipt of
an

acknowledgement

from

the

intended

recipient

(such

as

by

the

“return

receipt

requested”
function,

as

available,

return

e-mail

or

other

written

acknowledgement),

and

(ii) notices

or
communications

posted

to

an

Internet

or

intranet

website

shall

be

deemed

received

upon

the
deemed

receipt

by

the

intended

recipient,

at

its

e-mail

address

as

described

in

the

foregoing
clause (i),

of

notification

that

such

notice

or

communication

is

available

and

identifying

the
website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent

during the normal business hours of

the recipient, such notice or

communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c)
Change of

Address, etc.

Any party

hereto may

change its

address or

facsimile number
for notices and other communications hereunder by notice to the other parties hereto.

(d)
Platform.

(i) Each Loan

Party agrees

that the

Administrative Agent

may,

but shall
not be obligated to, make

the Communications (as defined below)

available to the L/C Issuers

and
the

other

Lenders

by

posting

the

Communications

on

Debt

Domain,

Intralinks,

Syndtrak

or

a
substantially similar electronic transmission system (the “Platform” ).

(ii)

The Platform is provided “as is” and

“as available.”

The Agent Parties (as
defined below)

do not

warrant the

adequacy of

the Platform

and expressly

disclaim liability
for errors or omissions

in the Communications.

No warranty of any kind,

express, implied
or statutory,

including, without

limitation, any

warranty

of merchantability,

fitness for

a
particular purpose, non-infringement of third-party

rights or freedom from viruses

or other
code defects,

is made

by any

Agent Party

in connection

with the

Communications or

the
Platform.

In

no

event

shall

the

Administrative

Agent

or

any

of

its

Related

Parties
(collectively,

the
“Agent

Parties”
)

have

any

liability

to

the Borrower

or

the

other

Loan
Parties,

any

Lender

or

any

other

Person

or

entity

for

damages

of

any

kind,

including,
without limitation,

direct or

indirect, special,

incidental or

consequential damages,

losses
or expenses (whether

in tort, contract

or otherwise) arising

out of the

Borrower’s, any Loan
Party’s

or

the

Administrative

Agent’s

transmission

of

communications

through

the
Platform, except to the extent that such losses, claims, damages and liabilities or expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to

have

resulted

from

the

gross

negligence

or

willful

misconduct

of

the

Agent

Parties.

“Communications”

means, collectively, any

notice, demand,

communication, information,
document or

other material

provided by

or on

behalf

of any

Loan Party

pursuant to

any
Loan

Document

or

the

transactions

contemplated

therein

which

is

distributed

to

the
Administrative

Agent,

any

Lender

or

any

L/C

Issuer

by

means

of

electronic
communications pursuant to this Section, including through the Platform.

(e)
Private Side Designation
.

Each public Lender agrees to cause at least

one individual
at or on behalf of

such public Lender to all

times have selected the “Private

Side Information” or
similar designation on

the content declaration

screen of the

Platform in order

to enable such

public
Lender

or

its

delegate,

in

accordance

with

such

public

Lender’s

compliance

procedures

and
applicable

laws,

including

United

States

Federal

and

state

securities

applicable

laws,

to

make
reference to Borrower or any

Loan Party materials that are

not made available through the

“Public
Side Information”

portion of

the Platform

and that

may contain

material non-public

information
with respect

to the

Borrower or

any Loan

Party or

their securities

for purposes

of United

States
Federal or state securities applicable laws.
Section 13.2.

Successors and Assigns
.

(a)
Successors and

Assigns Generally.

The provisions

of this

Agreement shall

be binding
upon

and

inure

to

the

benefit

of

the

parties

hereto

and

their

respective

successors

and

assigns

permitted

hereby,

except

that

neither

the

Borrower

nor

any

other

Loan

Party

may

assign

or
otherwise transfer

any of

its rights

or obligations

hereunder without

the prior

written consent

of
the Administrative Agent and each

Lender, and no Lender may assign

or otherwise transfer any of
its rights

or obligations

hereunder except

(i) to an

assignee in

accordance with

the provisions

of
paragraph (b)

of

this

Section,

(ii) by

way

of

participation

in

accordance

with

the

provisions

of
paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party

hereto shall be

null and void).

Nothing in this

Agreement, expressed or

implied, shall
be construed to confer

upon any Person (other

than the parties hereto,

their respective successors
and assigns permitted

hereby,

Participants to the

extent provided in

paragraph (d) of this

Section
and, to the

extent expressly contemplated

hereby, the Related Parties of

each of the

Administrative
Agent and

the Lenders)

any legal

or equitable

right, remedy

or claim

under or

by reason

of this
Agreement.

(b)
Assignments by

Lenders.

Any Lender

may at

any time

assign to

one or

more assignees
all or a portion of its rights and obligations

under this Agreement (including all or a portion of

its
Commitments and

the Loans at

the time

owing to it);
provided

that (in

each case with

respect to
any Facility) any such assignment shall be subject to the following conditions:

(i)
Minimum Amounts.

(A) in the

case of

an assignment

of the

entire remaining
amount of the

assigning Lender’s Commitments

and the Loans

at the time

owing to it (in
each case

with respect

to any

Facility) or

in the

case of

an assignment

to a

Lender or

an
Affiliate of a Lender, no minimum amount need be assigned; and

(B)

in

any

case

not

described

in

paragraph (b)(i)(A)

of

this

Section,

the
aggregate

amount

of

the

relevant

Commitment

(which

for

this

purpose

includes

Loans
outstanding thereunder)

or, if the

applicable Commitment

is not

then in

effect, the principal
outstanding balance of the Loans of the assigning Lender subject to each such assignment
(determined as

of the

date the

Assignment and

Assumption with

respect to

such assignment
is delivered to

the Administrative Agent

or, if
“Trade Date”
is specified in

the Assignment
and Assumption, as of

the Trade Date) shall not

be less than

$5,000,000, unless each of

the
Administrative Agent and, so long as

no Event of Default has occurred

and is continuing,
the Borrower

otherwise consents

(each such

consent not

to be

unreasonably withheld

or
delayed).

(ii)
Proportionate

Amounts.

Each

partial

assignment

shall

be

made

as

an
assignment of

a proportionate

part of

all the

assigning Lender’s

rights and

obligations under
this Agreement with respect to the Loan or the Commitment assigned.

(iii)
Required Consents.

No consent

shall be

required for

any assignment

except
to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A)

the consent

of the

Borrower (such

consent not

to be

unreasonably
withheld or delayed) shall be required

unless (x) an Event of Default

has occurred
and

is

continuing

at

the

time

of

such

assignment,

or

(y)

such

assignment

is

to

a
Lender or an Affiliate

of a Lender;
provided

that the Borrower shall be

deemed to

have

consented

to

any

such

assignment

unless

it

shall

object

thereto

by

written
notice

to

the

Administrative

Agent

within

ten (10)

Business

Days

after

having
received notice thereof;

(B)

the

consent

of

the

Administrative

Agent

(such

consent

not

to

be
unreasonably withheld

or delayed)

shall be

required for

assignments in

respect of
(i) the Revolving Facility

if such assignment

is to a

Person that is not

a Lender with
a Commitment in respect of

the Revolving Facility or an

Affiliate of such Lender,
or (ii) any Incremental Term

Loans to a Person who is not a Lender or an Affiliate
of a Lender; and

(C)

the

consent

of

each

L/C

Issuer

and

Swingline

Lender

shall

be
required for any assignment in respect of the Revolving Facility.

(iv)
Assignment and Assumption.

The parties to each assignment

shall execute
and deliver

to the

Administrative Agent

an Assignment

and Assumption,

together with

a
processing and recordation fee of $3,500; provided
that the Administrative Agent may,

in
its sole

discretion, elect

to waive

such processing

and recordation

fee in

the case

of any
assignment .

The assignee, if

it is not

a Lender,

shall deliver to

the Administrative Agent
an Administrative Questionnaire.

(v)
No Assignment

to Certain

Persons.

No such

assignment shall

be made

to
(A) the Borrower or any other Loan Party

or any Loan Party’s Affiliates or Subsidiaries or
(B) to any Defaulting

Lender or any

of its Subsidiaries,

or any Person

who, upon becoming
a

Lender

hereunder,

would

constitute

any

of

the

foregoing

Persons

described

in

this
clause (B).

(vi)
No Assignment to Natural Persons.

No such assignment shall be made to

a
natural

Person

(or

a

holding

company,

investment

vehicle

or

trust

for

or

owned

and
operated

for

the

primary

benefit

of

a

natural

person)

(herein

any

of

the

foregoing

is

a
“natural Person”).

(vii)
Certain Additional Payments.

In connection with any assignment of rights
and obligations of any Defaulting Lender

hereunder, no such assignment shall be effective
unless and

until, in

addition to

the other

conditions thereto

set forth

herein, the

parties to
the

assignment

shall

make

such

additional

payments

to

the

Administrative

Agent

in

an
aggregate

amount

sufficient,

upon

distribution

thereof

as

appropriate

(which

may

be
outright payment, purchases by the

assignee of participations or subparticipations,

or other
compensating

actions,

including

funding,

with

the

consent

of

the

Borrower

and

the
Administrative Agent, the applicable pro rata share of

Loans previously requested but not
funded by

the Defaulting

Lender,

to each

of which

the applicable

assignee and

assignor
hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by

such

Defaulting

Lender

to

the

Administrative

Agent,

each

L/C

Issuer,

the

Swingline
Lender

and

each

other

Lender

hereunder

(and

interest

accrued

thereon),

and

(y) acquire
(and fund as appropriate) its full pro rata share of

all Loans and participations in Letters of
Credit

and

Swingline

Loans

in

accordance

with

its

Percentage.

Notwithstanding

the

foregoing,

in

the

event

that

any

assignment

of

rights

and

obligations

of

any

Defaulting
Lender

hereunder

shall

become

effective

under applicable

law

without

compliance

with
the provisions of this paragraph, then the assignee of such interest shall be deemed to be a
Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance

and recording thereof

by the

Administrative Agent

pursuant to

paragraph (c)
of this

Section, from

and after

the effective

date specified

in each

Assignment and

Assumption,
the assignee

thereunder shall be

a party

to this Agreement

and, to

the extent

of the interest

assigned
by

such

Assignment

and

Assumption,

have

the

rights

and

obligations

of

a

Lender

under

this
Agreement,

and

the

assigning

Lender

thereunder

shall,

to

the

extent

of the

interest

assigned

by
such Assignment and Assumption, be released from its obligations under this Agreement

(and, in
the

case

of

an

Assignment

and

Assumption

covering

all

of

the

assigning

Lender’s

rights

and
obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to

be

entitled

to

the

benefits

of

Sections 13.4

and

13.6

with

respect

to

facts

and

circumstances
occurring

prior

to

the

effective

date

of

such

assignment;
provided
that

except

to

the

extent
otherwise

expressly

agreed

by

the

affected

parties,

no

assignment

by

a

Defaulting

Lender

will
constitute a

waiver or

release of

any claim

of any

party hereunder

arising from

that Lender’s

having
been a Defaulting Lender.

Any assignment or transfer by

a Lender of rights or obligations

under
this

Agreement

that

does

not

comply

with

this

paragraph

shall

be

treated

for

purposes

of

this
Agreement as a sale by

such Lender of a participation

in such rights and obligations

in accordance
with paragraph (d) of this Section.

(c)
Register.

The Administrative Agent, acting solely for this purpose as an agent of the
Borrower, shall

maintain at one

of its offices

in Chicago, Illinois
a copy of

each Assignment and
Assumption

delivered

to

it

and a

register

for

the recordation

of

the names

and addresses

of the
Lenders, and the Commitments of, and principal amounts

(and stated interest) of the Loans owing
to, each Lender pursuant

to the terms

hereof from time to

time (the
“Register”
).

The entries in the
Register shall

be conclusive

absent manifest

error,

and the

Borrower,

the Administrative

Agent
and the

Lenders shall

treat each

Person whose

name

is recorded

in the

Register pursuant

to the
terms

hereof

as

a

Lender

hereunder

for

all

purposes

of

this

Agreement.

The

Register

shall

be
available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)
Participations.

Any Lender may at any

time, without the consent of,

or notice to, the
Borrower

or

the

Administrative

Agent,

sell

participations

to

any

Person

(other

than

a

natural
Person or the Borrower

or any other Loan

Party or any Loan

Party’s

Affiliates or Subsidiaries

or
any other Person prohibited under

Section 13.2 (b)(v) (each, a
“Participant”
) in all or a

portion of
such

Lender’s

rights

and/or

obligations

under

this

Agreement

(including

all

or

a

portion

of

its
Commitments and/or the

Loans owing to

it);

provided

that (i) such Lender’s obligations

under this
Agreement shall

remain unchanged,

(ii) such Lender

shall remain

solely responsible to

the other
parties hereto for the

performance of such obligations,

and (iii) the Borrower,

the Administrative
Agent, the L/C Issuers and Lenders shall

continue to deal solely and directly with

such Lender in
connection with such Lender’s rights and obligations under this Agreement.

For the avoidance of
doubt, each Lender shall

be responsible for

the indemnity under Section 10.8

with respect to

any
payments made by such Lender to its Participant(s).

Any agreement

or instrument

pursuant to

which a

Lender sells

such a

participation shall
provide that such Lender shall

retain the sole right to

enforce this Agreement and

to approve any
amendment,

modification

or

waiver

of

any

provision

of

this

Agreement;
provided
that

such
agreement

or

instrument

may

provide

that

such

Lender

will

not,

without

the

consent

of

the
Participant,

agree

to

any

amendment,

modification

or

waiver

described

in

Section 13.3

that
expressly relate to amendments requiring the unanimous consent of the Lenders in the Revolving
Facility in which such Participant participates.

The Borrower agrees that each

Participant shall be
entitled to

the benefits

of Sections 4.1,

4.4, and

4.5 (subject

to the

requirements and

limitations
therein,

including

the

requirements

under

Section 4.1(g)

(it

being

understood

that

the
documentation required under Section 4.1(g)

shall be delivered to

the participating Lender)) to

the
same

extent

as

if

it

were

a

Lender

and

had

acquired

its

interest

by

assignment

pursuant

to
paragraph (b)

of

this

Section;
provided
that

such

Participant

(A)

agrees

to

be

subject

to

the
provisions of

Sections 2.12 and

4.7 as if

it were

an assignee

under paragraph (b)

of this Section;
and (B) shall not be

entitled to receive any

greater payment under Sections 4.1
or 4.4, with respect
to any

participation, than

its participating

Lender would

have been

entitled to

receive, except

to
the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the

Participant acquired

the applicable

participation.

Each Lender

that sells

a participation
agrees,

at

the

Borrower’s

request

and

expense,

to

use

reasonable

efforts

to

cooperate

with

the
Borrower to

effectuate the provisions

of Section 2.12

with respect

to any

Participant.

To the extent
permitted by

law,

each Participant

also shall

be entitled

to the

benefits of

Section 13.6 (Right

of
Setoff)

as

though

it

were

a

Lender;

provided

that

such

Participant

agrees

to

be

subject

to
Section 13.7 (Sharing of

Payments by Lenders) as

though it were

a Lender.

Each Lender that sells
a participation shall, acting solely for

this purpose as an agent

of the Borrower, maintain a register
on which it enters the name and address of each Participant and the principal amounts (and stated
interest) of each Participant’s interest in

the Loans or other

obligations under the Loan

Documents
(the “Participant Register” ); provided

that no Lender shall

have any obligation to

disclose all or
any portion of

the Participant Register

(including the identity

of any Participant

or any information
relating

to

a

Participant’s

interest

in

any

commitments,

loans,

letters

of

credit

or

its

other
obligations under any

Loan Document) to

any Person except

to the extent

that such disclosure

is
necessary

to

establish

that

such

commitment,

loan,

letter

of

credit

or

other

obligation

is

in
registered form under Section 5f.103-1(c) of the United States Treasury

Regulations.

The entries
in the

Participant Register

shall be

conclusive absent

manifest error,

and such

Lender shall

treat
each Person whose name is recorded in the Participant Register as the owner of such participation
for all purposes of this Agreement

notwithstanding any notice to the contrary.

For the avoidance
of

doubt,

the

Administrative

Agent

(in

its

capacity

as

Administrative

Agent)

shall

have

no
responsibility for maintaining a Participant Register.

(e)
Certain Pledges.

Any Lender may at any time pledge or assign a security interest in all or any

portion of its

rights under

this Agreement

to secure

obligations of

such Lender, including
any pledge or assignment to

secure obligations to a Federal

Reserve Bank;
provided that no such
pledge or assignment shall release such Lender from any of its obligations hereunder or substitute
any such pledgee or assignee for such Lender as a party hereto.

Section 13.3.

Amendments.

Any provision of

this Agreement or

the other Loan

Documents
may be amended

or waived if,

but only if,

such amendment or

waiver is in

writing and is

signed
by (a) the Borrower, (b) the Required Lenders (or

the Administrative Agent acting at the

direction

of

the

Required

Lenders)

(except

as

otherwise

stated

below

to

require

only

the

consent

of

the
Lenders

affected

thereby),

and

(c) if

the

rights

or

duties

of

the

Administrative

Agent,

the
L/C Issuer, or the

Swingline Lender

are affected

thereby, the Administrative

Agent, the

L/C Issuer,
or the Swingline Lender, as applicable; provided

that:

(i)

no

amendment

or

waiver

pursuant

to

this

Section 13.3

shall

(A) increase
any

Commitment

of

any

Lender

without

the

consent

of

such

Lender

or

(B) reduce

the
amount of or

postpone the date

for any scheduled

payment of any

principal of or

interest
on any Loan or of any

Reimbursement Obligation or of any

fee payable hereunder without
the consent of

the Lender to

which such

payment is owing

or which has

committed to

make
such Loan

or Letter

of Credit

(or participate

therein) hereunder;
provided,

however,

that
only the

consent of

the Required

Lenders shall

be necessary

(i) to amend

the default

rate
provided in Section 2.9

or to waive

any obligation of the

Borrower to pay interest

or fees
at the default rate as set forth therein or (ii) to amend any financial covenant hereunder

(or
any defined

term used

therein) even

if the

effect of

such amendment

would be

to reduce
the rate of interest or any fee payable hereunder;

(ii)

no amendment or

waiver pursuant to

this Section 13.3 shall,

unless signed
by each Lender,

change the definition

of Required Lenders,

change the provisions

of this
Section

13.3,

change

Section 13.7

in

a

manner

that

would

affect

the

ratable

sharing

of
setoffs

required thereby,

change the

application of

payments contained

in Section 3.1

or
9.5, release

any material

Guarantor or

all or

substantially all

of the

Collateral (except

as
otherwise provided for in the Loan

Documents), or affect the number

of Lenders required
to take any action hereunder or under any other Loan Document;

(iii)

no amendment or

waiver pursuant to

this Section 13.3

shall, unless signed
by each Lender affected thereby, extend the Revolving

Credit Termination Date, or extend
the stated expiration date

of any Letter of

Credit beyond the Revolving

Credit Termination
Date; and

(iv)

no

amendment

to

Section 11

shall

be

made

without

the

consent

of

the
Guarantor(s) affected thereby.
Notwithstanding anything to the contrary herein, (1) no Defaulting Lender shall have any right to
approve or disapprove any

amendment, waiver or consent

hereunder (and any amendment,

waiver
or consent which by its

terms requires the consent of

all Lenders or each affected

Lender may be
effected with the consent of

the applicable Lenders other than

Defaulting Lenders), except that (x)
the Commitment of any Defaulting Lender may not be increased or extended without the consent
of such

Lender and

(y) any

waiver, amendment or

modification requiring

the consent

of all

Lenders
or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected

Lenders

shall

require

the

consent

of

such

Defaulting

Lender,

(2) if

the

Administrative
Agent

and

the

Borrower

have

jointly

identified

an

obvious

error

or

any

error

or

omission

of

a
technical nature,

in each

case, in

any provision

of the

Loan Documents,

then the

Administrative
Agent

and

the

Borrower

shall

be

permitted

to

amend

such

provision,

(3)

guarantees,

collateral
security documents

and related

documents executed

by the

Borrower or

any other

Loan Party

in
connection with

this Agreement

may be

in a

form reasonably

determined by

the Administrative

Agent and

may be

amended, supplemented

or waived

without the

consent of

any Lender

if such
amendment, supplement or waiver is

delivered

in order to (x) comply with local

law or advice of
local

counsel,

(y) cure

ambiguities,

omissions,

mistakes

or

defects

or

(z) cause

such

guarantee,
collateral security document or other

document to be consistent with

this Agreement and the other
Loan

Documents,

(4) the

Borrower

and

the

Administrative

Agent

may,

without

the

input

or
consent of any other Lender, effect amendments

to this Agreement and

the other Loan Documents
as may

be necessary

in the

reasonable opinion

of the

Borrower and

the Administrative

Agent to
effect

the

provisions

of

Section 2.15,

and

(5) this

Section

13.3

shall

be

subject

to

the

terms

of
Section 4.3(c) in all respects.

Section 13.4.

Costs and Expenses; Indemnification
.

(a)
Costs

and

Expenses.

The

Borrower

shall

pay

(i) all

reasonable

and

documented
out-of-pocket

expenses

incurred

by

the

Administrative

Agent

and

its

Affiliates

(including

the
reasonable fees,

charges and

disbursements of

outside counsel

for the

Administrative Agent),

in
connection

with

the

syndication

of

the

Revolving

Facility

of

any

Incremental

Term

Loan,

the
preparation, negotiation,

execution, delivery

and administration

of this

Agreement and

the other
Loan Documents, or

any amendments,

modifications or

waivers of

the provisions

hereof or

thereof
(whether or

not the

transactions contemplated

hereby or

thereby shall

be consummated),

including,
without

limitation,

such

documented

fees

and

expenses

incurred

in

connection

with

(x) the
creation,

perfection

or

protection

of

the

Liens

under

the

Loan

Documents

(including

all

title
insurance

fees

and

all

search,

filing

and

recording

fees)

and

(y) environmental

assessments,
insurance

reviews,

collateral

audits

and

valuations,

and

field

exams

as

provided

herein,

(ii) all
documented reasonable out-of-pocket expenses incurred by any L/C Issuer in connection with the
issuance, amendment,

renewal or

extension of

any Letter

of Credit

or any

demand for

payment
thereunder, and (iii) all documented

out-of-pocket expenses

incurred by the

Administrative Agent,
any Lender

or any

L/C Issuer

(including the

fees, charges

and disbursements

of any

outside counsel
for

the

Administrative

Agent,

any

Lender

or

any

L/C

Issuer),

and

shall

pay

all

fees

and

time
charges for attorneys who may be employees of the Administrative Agent,

any Lender or any L/C
Issuer,

in connection

with the

enforcement or

protection of

its rights

(A) in connection

with this
Agreement

and

the

other

Loan

Documents,

including

its

rights

under

this

Section,

or

(B) in
connection

with

the

Loans

made

or

Letters

of

Credit

issued

hereunder,

including

all

such
documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect

of

such

Loans

or

Letters

of

Credit

(including

all

such

costs

and

expenses

incurred

in
connection with any proceeding

under the United

States Bankruptcy Code involving

the Borrower
or any other Loan Party as a debtor thereunder).

(b)
Indemnification

by

the

Loan

Parties.

Each

Loan

Party

shall

indemnify

the
Administrative

Agent

(and

any

sub-agent

thereof),

each

Lender

and

each

L/C

Issuer,

and

each
Related Party

of any

of the

foregoing Persons

(each such

Person being

called an
“Indemnitee” )
against, and hold

each Indemnitee harmless

from, any and

all losses, claims,

damages, liabilities
and related expenses

(including the fees,

charges and disbursements

of any outside

counsel for any
Indemnitee),

incurred

by

any

Indemnitee

or

asserted

against

any

Indemnitee

by

any

Person
(including any third

party or the

Borrower or any

other Loan Party)

arising out of,

in connection
with, or

as a result

of (i) the

execution or

delivery of

this Agreement,

any other

Loan Document
or any

agreement or

instrument contemplated

hereby or

thereby,

the performance

by the

parties

hereto

of

their

respective

obligations

hereunder

or

thereunder

or

the

consummation

of

the
transactions

contemplated

hereby

or

thereby,

or,

in

the

case

of

Administrative

Agent

(and

any
sub-agent

thereof),

any

Swingline

Lender

and

L/C

Issuer,

and

their

Related

Parties,

the
administration and

enforcement of

this Agreement

and the

other Loan

Documents (including

all
such

costs

and

expenses

incurred

in

connection

with

any

proceeding

under

the

United

States
Bankruptcy Code involving the Borrower

or any other Loan Party

as a debtor thereunder), (ii) any
Loan or

Letter of

Credit or

the use

or proposed

use of

the proceeds

therefrom (including

any refusal
by

any

L/C

Issuer

to

honor

a

demand

for

payment

under

a

Letter

of

Credit

if

the

documents
presented in connection with such demand do not strictly comply with the terms of such Letter of
Credit), (iii) any

Environmental Claim

or Environmental

Liability,

including with

respect to

the
actual

or

alleged

presence

or

Release

of

Hazardous

Materials,

wastes,

or

products,

including
manure, at,

on or

from any

property owned

or operated

by any

Loan Party

or any

of its

Subsidiaries
or

at

any

off-site

location,

related

in

any

way

to

any

Loan

Party

or

any

of

its

Subsidiaries,

or
(iv) any actual

or prospective

claim, litigation,

investigation or

proceeding relating

to any

of the
foregoing, whether based on contract, tort or any

other theory, whether brought by a third party or
by

the

Borrower

or

any

other

Loan

Party,

and

regardless

of

whether

any

Indemnitee

is

a

party
thereto (including,

without limitation,

any settlement

arrangement arising

from or

relating to

the
foregoing); provided
that such indemnity shall

not, as to

any Indemnitee, be available

to the extent
that such losses,

claims, damages, liabilities

or related

expenses (x) are determined

by a court

of
competent

jurisdiction

by

final

and

nonappealable

judgment

to

have

resulted

from

the

gross
negligence

or

willful

misconduct

of

such

Indemnitee

or

(y) result

from

a

claim

brought

by

the
Borrower

or

any

other

Loan

Party

against

an

Indemnitee

for

breach

in

bad

faith

of

such
Indemnitee’s

obligations hereunder

or under

any other

Loan Document,

if the

Borrower or

such
Loan

Party

has

obtained

a

final

and

nonappealable

judgment

in

its

favor

on

such

claim

as
determined by a court

of competent jurisdiction.

This subsection (b) shall not

apply with respect
to Taxes other

than any

Taxes that represent

losses, claims,

damages, etc.

arising from

any non-Tax
claim.

(c)
Reimbursement by Lenders.

To the extent that (i) the Loan Parties

for any reason fail
to indefeasibly pay

any amount required

under subsection (a)

or (b) of

this Section to be

paid by
any of them

to the Administrative

Agent (or any

sub-agent thereof), any

L/C Issuer, any Swingline
Lender or any Related

Party or (ii) any liabilities,

losses, damages, penalties, actions,

judgments,
suits, costs, expenses or disbursements of any kind or nature whatsoever are imposed on, incurred
by,

or asserted against, Administrative

Agent, the L/C Issuer,

any Swingline Lender or

a Related
Party in any way relating to

or arising out of this Agreement

or any other Loan Document or

any
action taken or

omitted to be

taken by Administrative

Agent, the L/C

Issuer, any Swingline Lender
or a Related Party in connection

therewith, then, in each case, each Lender

severally agrees to pay
to the

Administrative Agent (or

any such sub-agent),

such L/C Issuer,

such Swingline Lender

or
such Related

Party,

as the

case may

be, such

Lender’s pro

rata share

(determined as

of the

time
that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s
share of

the Total Credit Exposure

at such

time) of

such unpaid

amount (including

any such

unpaid
amount in respect of

a claim asserted by

such Lender);
provided

that with respect to

such unpaid
amounts

owed

to

any

L/C

Issuer

or

Swingline

Lender

solely

in

its

capacity

as

such,

only

the
Lenders

party

to

the

Revolving

Facility

shall

be

required

to

pay

such

unpaid

amounts,

such
payment to be made

severally among them based on

such Lenders’ pro rata

share (determined as
of

the time

that

the applicable

unreimbursed expense

or indemnity

payment is

sought based

on

each such Lender’s

share of the

Revolving Credit Exposure

at such time);

and
provided, further,
that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the

case

may

be,

was

incurred

by

or

asserted

against

the

Administrative

Agent

(or

any

such
sub-agent), such

L/C Issuer

or such

Swingline Lender

in its

capacity as

such, or

against any

Related
Party of

any of

the foregoing

acting for

the Administrative

Agent (or

any such

sub-agent), such
L/C Issuer or any

such Swingline Lender in

connection with such capacity.

The obligations of the
Lenders under this subsection (c) are subject to the provisions of Section 13.15.

(d)
Waiver of Consequential Damages, Etc.

To the fullest extent permitted

by applicable
law,

the Loan

Parties shall

not assert,

and hereby

waives, any

claim against

any Indemnitee,

on
any theory

of liability, for

special, indirect,

consequential or

punitive damages

(as opposed

to direct
or actual damages) arising

out of, in connection

with, or as a

result of, this Agreement,

any other
Loan

Document

or

any

agreement

or

instrument

contemplated

hereby,

the

transactions
contemplated hereby or thereby,

any Loan or Letter

of Credit, or the

use of the proceeds

thereof.

No Indemnitee referred to in

subsection (b) above shall be liable for

any damages arising from the
use

by

unintended

recipients

of

any

information

or

other

materials

distributed

by

it

through
telecommunications, electronic or other information transmission systems in connection with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)
Payments.

All amounts due

under this Section

shall be payable

not later than

30 days
after demand therefor.

(f)
Survival.

Each party’s obligations under this Section shall survive the termination of
the Loan Documents and payment of the obligations hereunder.
Section 13.5.

No

Waiver,

Cumulative

Remedies.

No

delay

or

failure

on

the

part

of

the
Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any
of the Obligations,

in the exercise

of any power

or right under

any Loan Document

shall operate
as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or

right preclude any

other or further

exercise thereof or

the exercise of

any other power
or

right.

The

rights

and

remedies

hereunder

of

the

Administrative

Agent,

the

L/C Issuer,

the
Lenders, and

of the

holder or

holders of

any of

the Obligations are

cumulative to,

and not

exclusive
of, any rights or remedies which any of them would otherwise have.

Section 13.6.

Right of Setoff.

In addition to

any rights now

or hereafter granted

under the
Loan Documents or applicable law and not by way of limitation of any such rights, if an Event of
Default shall

have occurred

and be

continuing, each

Lender,

each

L/C Issuer,

and each

of their
respective Affiliates

is hereby

authorized at

any time

and from

time to

time, to

the fullest

extent
permitted by applicable

law,

to set off

and apply any

and all deposits

(general or special,

time or
demand,

provisional

or

final,

in

whatever

currency)

at

any

time

held,

and

other

obligations

(in
whatever currency) at

any time owing,

by such Lender,

such L/C Issuer

or any such

Affiliate, to
or for the credit or the account of the

Borrower or any other Loan Party against any and

all of the
obligations of the Borrower or such Loan Party

now or hereafter existing under this Agreement

or
any

other

Loan

Document

to

such

Lender

or

such

L/C

Issuer

or

their

respective

Affiliates,
irrespective of

whether or

not such

Lender,

L/C Issuer

or Affiliate

shall have

made any

demand
under this Agreement or

any other Loan Document

and although such obligations

of the Borrower

or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of
such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit
or

obligated

on

such

indebtedness;
provided
that

in

the

event

that

any

Defaulting

Lender

shall
exercise any such

right of setoff,

(x) all amounts so

set off

shall be paid

over immediately to

the
Administrative

Agent

for

further

application

in

accordance

with

the

provisions

of

Section 2.13
and, pending

such payment,

shall be

segregated by

such Defaulting

Lender from

its other

funds
and

deemed

held

in

trust

for

the

benefit

of

the

Administrative

Agent,

the

L/C

Issuers,

and

the
Lenders,

and

(y) the

Defaulting

Lender

shall

provide

promptly

to

the

Administrative

Agent

a
statement describing

in reasonable

detail the

Obligations owing

to such

Defaulting Lender

as to
which

it

exercised

such

right

of

setoff.

The

rights

of

each

Lender,

each

L/C

Issuer

and

their
respective Affiliates under

this Section

are in

addition to

other rights

and remedies

(including other
rights of

setoff) that

such Lender,

such L/C

Issuer or

their respective

Affiliates may

have.

Each
Lender and L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after
any such

setoff and

application;
provided
that the

failure to

give such

notice shall

not affect

the
validity of such setoff and application.
Section 13.7.

Sharing of Payments

by Lenders.

If any Lender

shall, by exercising

any right
of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on
any of

its Loans

or other

obligations hereunder

resulting in

such Lender

receiving payment

of a
proportion

of

the

aggregate

amount

of

its

Loans

and

accrued

interest

thereon

or

other

such
obligations

greater

than its

pro

rata share

thereof

as

provided

herein,

then the

Lender

receiving
such

greater

proportion

shall

(a) notify

the

Administrative

Agent

of

such fact,

and

(b) purchase
(for cash at face

value) participations in the

Loans and such other

obligations of the other

Lenders,
or make such other adjustments as

shall be equitable, so that

the benefit of all such payments

shall
be

shared

by

the

Lenders

ratably

in

accordance

with

the

aggregate

amount

of

principal

of

and
accrued interest on their respective Loans and other amounts owing them; provided that:

(a)

if

any

such

participations

are

purchased

and

all

or

any

portion

of

the
payment

giving

rise

thereto

is

recovered,

such

participations

shall

be

rescinded

and

the
purchase price restored to the extent of such recovery, without interest; and

(b)

the

provisions

of

this

Section

shall

not

be

construed

to

apply

to

(x) any
payment made

by the

Borrower pursuant

to and

in accordance

with the

express terms

of
this

Agreement

(including

the

application

of

funds

arising

from

the

existence

of

a
Defaulting

Lender),

or

(y) any

payment

obtained

by

a

Lender

as

consideration

for

the
assignment

of

or

sale

of

a

participation

in

any

of

its

Loans

or

participations

in

L/C
Obligations to any assignee or participant, other than

to any Loan Party or any Subsidiary
thereof (as to which the provisions of this Section shall apply).
Each Loan Party consents to the foregoing and agrees, to

the extent it may effectively do so under
applicable law,

that any Lender

acquiring a participation

pursuant to the

foregoing arrangements
may

exercise

against

each

Loan

Party

rights

of

setoff

and

counterclaim

with

respect

to

such
participation as fully as if such Lender were

a direct creditor of each Loan Party in the

amount of
such participation.

Section 13.8.

Survival of Representations.

All representations and warranties made herein
or in any other Loan Document or in certificates

given pursuant hereto or thereto shall survive the
execution and

delivery of

this Agreement

and the

other Loan

Documents, and

shall continue

in
full force and effect with respect to the date as

of which they were made as long as

any credit is in
use or available hereunder.
Section 13.9.
Survival

of

Indemnities.

All

indemnities

and

other

provisions

relative

to
reimbursement

to

the

Lenders

and

L/C Issuer

of

amounts

sufficient

to

protect

the

yield

of

the
Lenders and L/C Issuer with respect to the Loans and Letters of

Credit, including, but not limited
to, Sections 4.1, 4.4,

4.5, and 13.4,

shall survive the

termination of this

Agreement and the

other
Loan Documents and the payment of the Obligations.
Section 13.10.

Counterparts; Integration; Effectiveness
.

(a)
Counterparts;

Integration;

Effectiveness.

This

Agreement

may

be

executed

in
counterparts

(and

by

different

parties

hereto

in

different

counterparts),

each

of

which

shall
constitute an original, but all of which

when taken together shall constitute a single

contract.

This
Agreement and the other Loan

Documents, and any separate letter

agreements with respect to fees
payable to

the Administrative

Agent, constitute

the entire

contract among

the parties

relating to
the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating

to the subject

matter hereof.

Except as provided

in Section 7.2,

this Agreement
shall become

effective when

it shall

have been

executed by

the Administrative

Agent and

when
the Administrative Agent

shall have received

counterparts hereof that,

when taken together,

bear
the signatures

of each

of the

other parties

hereto.

Delivery of

an executed

counterpart of

a signature
page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)
Electronic Execution of Assignments.

The words “execution,” “signed,” “signature,”
and words of

like import in

any Assignment and

Assumption shall be

deemed to include

electronic
signatures or

the keeping

of records

in electronic

form, each

of which

shall be

of the

same legal
effect,

validity

or

enforceability

as

a

manually

executed

signature

or

the

use

of

a

paper-based
recordkeeping system, as the case may be, to the extent

and as provided for in any applicable law,
including

the

Federal

Electronic

Signatures

in

Global

and

National

Commerce

Act,

the

Illinois
State

Electronic

Commerce

Security Act,

or

any

other

similar

state

laws

based

on

the

Uniform
Electronic Transactions Act.

Section 13.11.

Headings.

Section headings

used in

this Agreement

are for

reference only
and shall not affect the construction of this Agreement.
Section 13.12.

Severability of

Provisions.

Any provision

of any

Loan Document

which is
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such
unenforceability without invalidating

the remaining provisions

hereof or affecting

the validity or
enforceability

of

such

provision

in

any

other

jurisdiction.

All

rights,

remedies

and

powers
provided in

this Agreement

and the

other Loan

Documents may

be exercised

only to

the extent
that the exercise

thereof does not violate

any applicable mandatory provisions

of law,

and all the
provisions of

this Agreement

and other

Loan Documents

are intended

to be

subject to

all applicable

mandatory provisions

of law

which may

be controlling

and to

be limited

to the

extent necessary
so that they will

not render this Agreement

or the other Loan

Documents invalid or unenforceable.
Section 13.13.

Construction
.

The parties acknowledge and agree

that the Loan Documents
shall not be construed more favorably

in favor of any party hereto based

upon which party drafted
the same, it being acknowledged that all parties hereto contributed substantially to the negotiation
of the

Loan Documents.

The provisions

of this

Agreement relating

to Subsidiaries

shall only

apply
during such

times as

the Borrower

has one

or more

Subsidiaries.

N
OTHING CONTAINED

HEREIN
SHALL BE DEEMED

OR CONSTRUED TO

PERMIT ANY ACT

OR OMISSION WHICH

IS PROHIBITED BY

THE
TERMS OF

ANY
C
OLLATERAL
D
OCUMENT
,

THE COVENANTS

AND AGREEMENTS

CONTAINED

HEREIN
BEING

IN

ADDITION

TO

AND

NOT

IN

SUBSTITUTION

FOR

THE

COVENANTS

AND

AGREEMENTS
CONTAINED IN THE
C
OLLATERAL
D
OCUMENTS
.
Section 13.14.

Excess

Interest
.

Notwithstanding

any

provision

to

the

contrary

contained
herein or in any other

Loan Document, no such provision

shall require the payment or permit

the
collection of

any amount

of interest

in excess

of the

maximum amount

of interest

permitted by
applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan
Document

(
“Excess

Interest”
).

If

any

Ex
cess

Interest

is

provided

for,

or

is

adjudicated

to

be
provided for,

herein or in any

other Loan Document,

then in such event

(a) the provisions of

this
Section shall govern and

control, (b) neither the Borrower

nor any guarantor or

endorser shall be
obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any
Lender may

have received

hereunder shall,

at the

option of

the Administrative

Agent, be

(i) applied
as a credit

against the then

outstanding principal amount

of Obligations hereunder

and accrued and
unpaid

interest

thereon

(not

to

exceed

the

maximum

amount

permitted

by

applicable

law),
(ii) refunded to

the Borrower, or

(iii) any combination

of the

foregoing, (d) the

interest rate

payable
hereunder or

under any

other Loan

Document shall

be automatically

subject to

reduction to

the
maximum lawful

contract rate

allowed under

applicable usury

laws (the
“Maximum Rate” ), and
this

Agreement

and

the

other

Loan

Documents

shall

be

deemed

to

have

been,

and

shall

be,
reformed

and modified

to reflect

such reduction

in the

relevant interest

rate, and

(e) neither the
Borrower nor any guarantor or endorser

shall have any action against the

Administrative Agent or
any Lender

for any

damages whatsoever

arising out

of the

payment or

collection of

any Excess
Interest.

Notwithstanding the

foregoing, if

for any

period of

time interest

on any

of Borrower’s
Obligations

is

calculated

at

the

Maximum

Rate

rather

than

the

applicable

rate

under

this
Agreement, and thereafter such

applicable rate becomes less

than the Maximum Rate,

the rate of
interest

payable

on

the

Borrower’s

Obligations

shall

remain

at

the

Maximum

Rate

until

the
Lenders have

received the

amount of

interest which

such Lenders

would have

received during

such
period on

the Borrower’s

Obligations had

the rate

of interest

not been

limited to

the Maximum
Rate during such period.
Section 13.15.

Lender’s

and

L/C Issuer’s

Obligations

Several
.

The

obligations

of

the
Lenders and L/C Issuer hereunder are several and not joint.

Nothing contained in this Agreement
and no action taken by

the Lenders or L/C Issuer pursuant hereto

shall be deemed to constitute

the
Lenders and L/C Issuer a partnership, association, joint venture or other entity.

Section 13.16.

No Advisory

or Fiduciary

Responsibility
.

In connection

with all

aspects of
each

transaction

contemplated

hereby (including

in

connection

with

any

amendment,

waiver

or
other modification

hereof or

of any

other Loan

Document), each

Loan Party

acknowledges and
agrees,

and

acknowledges

its

Affiliates’

understanding,

that:

(a) (i) no

fiduciary,

advisory

or
agency relationship

between any

Loan Party

and its

Subsidiaries and

the Administrative

Agent,
the L/C Issuer,

or any Lender

is intended to

be or

has been

created in

respect of

the transactions
contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative
Agent,

the

L/C

Issuer,

or

any

Lender

has

advised

or

is

advising

any

Loan

Party

or

any

of

its
Subsidiaries

on

other

matters,

(ii) the

arranging

and

other

services

regarding

this

Agreement
provided

by

the

Administrative

Agent,

the

L/C

Issuer,

and

the

Lenders

are

arm’s-length
commercial transactions between such Loan Parties

and their Affiliates, on

the one hand, and the
Administrative Agent, the

L/C Issuer, and the

Lenders, on the

other hand, (iii) each

Loan Party has
consulted its

own legal,

accounting, regulatory

and tax

advisors to

the extent

that it

has deemed
appropriate and

(iv) each Loan

Party is

capable of

evaluating, and

understands and

accepts, the
terms,

risks

and

conditions

of

the

transactions

contemplated

hereby

and

by

the

other

Loan
Documents; and (b) (i) the Administrative Agent, the L/C Issuer,

and the Lenders each is and has
been acting solely as a principal and, except as

expressly agreed in writing by the relevant parties,
has not been, is not, and will not

be acting as an advisor,

agent or fiduciary for any Loan Party or
any of

its Affiliates,

or any

other Person;

(ii) none of

the Administrative

Agent, the

L/C Issuer,
and the

Lenders has

any obligation

to any

Loan Party

or any

of its

Affiliates with

respect to

the
transactions

contemplated

hereby

except

those

obligations

expressly

set

forth

herein

and

in

the
other Loan

Documents; and

(iii) the Administrative

Agent, the

L/C Issuer,

and the

Lenders and
their respective Affiliates may be

engaged, for their own

accounts or the accounts

of customers, in
a broad range of transactions that involve

interests that differ from those of any

Loan Party and its
Affiliates,

and

none

of

the

Administrative

Agent,

the

L/C

Issuer,

and

the

Lenders

has

any
obligation to disclose any

of such interests to

any Loan Party or

its Affiliates.

To the fullest extent
permitted by law, each Loan Party hereby waives and releases any claims that it may have against
the Administrative

Agent, the

L/C Issuer,

and the

Lenders with

respect to

any breach

or alleged
breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 13.17.

Governing

Law;

Jurisdiction;

Consent

to

Service

of

Process
.

(a) This
Agreement, the Notes and the other Loan Documents (except as otherwise specified therein), and
the rights

and duties

of the

parties hereto,

shall be

construed and

determined in

accordance with
the

laws of

the

State

of Illinois
without

regard to

conflicts

of law

principles that

would require
application of the laws of another jurisdiction.

(b)

Each party

hereto hereby

irrevocably and

unconditionally submits,

for itself

and its
property,

to

the

nonexclusive

jurisdiction

of

the

United

States

District

Court

for

the

Northern
District of Illinois and

of any Illinois State court

sitting in the City of

Chicago, and any appellate
court

from

any

thereof,

in

any

action

or

proceeding

arising

out

of

or

relating

to

any

Loan
Document,

or

for

recognition

or

enforcement

of

any

judgment,

and

each

party

hereto

hereby
irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding
may be heard and determined in such

Illinois State court or,

to the extent permitted by applicable
Legal Requirements, in such federal court.

Each party hereto hereby agrees that a final judgment
in any such action or proceeding

shall be conclusive and may

be enforced in other jurisdictions by

suit on the judgment or

in any other manner

provided by applicable Legal

Requirements.

Nothing
in

this

Agreement

or

any

other

Loan

Document

or

otherwise

shall

affect

any

right

that

the
Administrative Agent,

the L/C

Issuer or

any Lender

may otherwise

have to

bring any

action or
proceeding relating

to this

Agreement or

any other

Loan Document

against the

Borrower or

any
Guarantor or its respective properties in the courts of any jurisdiction.

(c)

Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection

which it may now or hereafter

have to
the laying of venue of

any suit, action or proceeding

arising out of or relating

to this Agreement or
any other Loan Document

in any court referred

to in Section 13.17(b).

Each party hereto hereby
irrevocably waives, to the fullest extent

permitted by applicable Legal Requirements, the

defense
of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement

irrevocably consents to service of

process in any action
or proceeding arising out of or

relating to any Loan Document, in

the manner provided for notices
(other

than

telecopy

or

e-mail)

in

Section 13.1.

Nothing

in

this

Agreement

or

any

other

Loan
Document will affect the

right of any

party to this

Agreement to serve

process in any

other manner
permitted by applicable Legal Requirements.
Section 13.18.

Waiver

of

Jury

Trial
.

Each

party

hereto

hereby

irrevocably

waives,

to

the
fullest extent permitted by applicable Legal Requirements, any right it may have to a trial by jury
in any legal

proceeding directly

or indirectly

arising out of

or relating

to any Loan

Document or
the transactions contemplated thereby (whether based on contract, tort or any other theory).

Each
party hereto

(a) certifies that

no representative,

agent or

attorney of

any other

party has

represented,
expressly or otherwise, that

such other party would

not, in the event

of litigation, seek to

enforce
the foregoing waiver and (b) acknowledges

that it and the other

parties hereto have been induced
to enter into this

Agreement by,

among other things, the

mutual waivers and certifications in

this
Section.
Section 13.19.

USA

Patriot

Act
.

Each

Lender

and

L/C Issuer

that

is

subject

to

the
requirements

of

the

USA

Patriot

Act

(Title

III

of

Pub. L. 107-56

(signed

into

law

October 26,
2001)) (the “Act” ) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify,

and record information that identifies the Borrower,

which information
includes the name and address of the Borrower and other information that will allow such Lender or L/C Issuer to identify the Borrower in accordance with the Act.
Section 13.20.

Confidentiality
.

Each of the Administrative Agent,

the Lenders and the L/C
Issuers

agree

to

maintain

the

confidentiality

of

the

Information

(as

defined

below),

except

that
Information may

be disclosed

(a) to its

Affiliates and

to its

Related Parties

(it being

understood
that the

Persons to

whom such

disclosure is

made will

be informed

of the

confidential nature

of
such Information

and instructed

and agrees

to keep

such Information

confidential); (b) to

the extent
required by

any regulatory

authority purporting

to have

jurisdiction over such

Person or

its Related
Parties

(including

any

self-regulatory

authority,

such

as

the

National

Association

of

Insurance
Commissioners); (c) to the

extent required by

applicable laws or

regulations or by

any subpoena
or similar

legal process;

(d) to any

other party

hereto; (e) in

connection with

the exercise

of any
remedies hereunder or

under any other

Loan Document or

any action or

proceeding relating to

this

Agreement

or

any

other

Loan

Document

or

the

enforcement

of

rights

hereunder

or

thereunder;
(f) subject to

an agreement

containing provisions

substantially the

same as

those of

this Section,
to (i) any assignee of

or Participant in, or

any prospective assignee of

or Participant in, any

of its
rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related
Parties)

to

any

swap,

derivative

or

other

transaction

under

which

payments

are

to

be

made

by
reference

to

the

Borrower

and

its

obligations,

this

Agreement

or

payments

hereunder;

(g) on

a
confidential

basis

to

(i) any

rating

agency

in

connection

with

rating

any

Loan

Party

or

its
Subsidiaries or

the Revolving

Facility or

any Incremental

Term

Loan or

(ii) the CUSIP

Service
Bureau or any similar agency in connection

with the issuance and monitoring of CUSIP numbers
with

respect

to

the

Revolving

Facility

or

Incremental

Term

Loan;

(h) with

the

consent

of

the
Borrower; or

(i) to the

extent such

Information (x) becomes

publicly available

other than

as a

result
of a breach of this Section,

or (y) becomes available to the Administrative

Agent, any Lender, any
L/C Issuer or any of their respective

Affiliates on a nonconfidential basis from a source

other than
the Borrower.

For purposes of this Section,
“Information”

means all information received from a
Loan Party or

any of its

Subsidiaries relating to

a Loan Party

or any of

its Subsidiaries or

any of
their respective businesses, other than any such information that is available to the Administrative
Agent, any Lender

or any L/C

Issuer on a

nonconfidential basis prior

to disclosure by

a Loan Party
or any of its Subsidiaries; provided

that, in the case of information received from a

Loan Party or
any of

its Subsidiaries

after the

date hereof,

such information

is clearly

identified at

the time

of
delivery

as

confidential

or

is

information

that

is

not

made

available

to

the

public

and

as

such
whether or

not marked

as confidential

is to

be held

in confidence

by the

recipient.

Any Person
required

to

maintain

the

confidentiality

of

Information

as

provided

in

this

Section

shall

be
considered

to have

complied

with its

obligation to

do so

if

such Person

has exercised

the same
degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 13.21.

Acknowledgement

and

Consent

to

Bail-In

of

EEA

Financial

Institutions.

Notwithstanding

anything

to

the

contrary

in

any

Loan

Document

or

in

any

other

agreement,
arrangement

or

understanding

among

any

such

parties,

each

party

hereto

(including

any

party
becoming

a

party

hereto

by

virtue

of

an

Assignment

and

Assumption)

acknowledges

that

any
liability

of any

EEA Financial

Institution

arising under

any Loan

Document,

to the

extent

such
liability

is

unsecured,

may

be

subject

to

the

write-down

and

conversion

powers

of

an

EEA
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the

application

of

any

Write-Down

and

Conversion

Powers

by

an

EEA
Resolution Authority to

any such liabilities

arising hereunder which

may be payable

to it
by any party hereto that is an EEA Financial Institution; and

(b)

the

effects

of

any

Bail-in

Action

on

any

such

liability,

including,

if
applicable:

(i)

a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all,

or a portion of,

such liability into shares

or other
instruments of ownership in

such EEA Financial Institution,

its parent undertaking,
or a bridge institution that may be issued

to it or otherwise conferred on it, and

that

such shares or other instruments

of ownership will be accepted

by it in lieu of

any
rights

with

respect

to

any

such

liability

under this

Agreement

or

any

other

Loan
Document; or

(iii)

the

variation

of

the

terms

of

such

liability

in

connection

with

the
exercise

of

the

write-down

and

conversion

powers

of

any

EEA

Resolution
Authority.

Section 13.22.

Amendment

and

Restatement
.

This

Agreement

amends

and

restates

the
Existing

Credit

Agreement and

is

not

intended

to be

or

operate

as

a

novation

or

an

accord

and
satisfaction of the Existing Credit

Agreement or the indebtedness,

obligations and liabilities of the
Loan

Parties

evidenced

or

provided

for

thereunder.

Without

limiting

the

generality

of

the
foregoing,

each

Loan

Party

agrees

that

notwithstanding

the

execution

and

delivery

of

this
Agreement, the

Liens previously

granted to

the Administrative

Agent pursuant

to the

Collateral
Documents

shall

be and

remain

in

full

force and

effect

and that

any

rights and

remedies

of the
Administrative

Agent

thereunder

and

obligations

of

the

Loan

Parties

thereunder

shall

be

and
remain

in full

force and

effect,

shall not

be affected,

impaired or

discharged

thereby (except

as
expressly amended by the

Loan Documents) and shall

secure all of the

Borrower’s indebtedness,
obligations and liabilities

to the Administrative

Agent and the

Lenders under the

Existing Credit
Agreement as

amended and

restated hereby.

Without

limiting the

foregoing, the

parties to

this
Agreement hereby acknowledge

and agree that

the “Credit Agreement”

and the “Notes”

referred
to in

the Collateral

Documents shall

from and

after the

date hereof

be deemed

references to

this
Agreement and the Notes issued hereunder.

Section 13.23.

Acknowledgement

Regarding

Any

Supported

QFCs.

(a)

To

the

extent

that
the Loan Documents provide support,

through a guarantee or otherwise,

for Hedge Agreements or
any other agreement or instrument that is a QFC

(such support,
“QFC Credit Support” , and each
such QFC, a “Supported QFC”
), the parties acknowledge and agree

as follows with respect to the
resolution

power

of

the

Federal

Deposit

Insurance

Corporation

under

the

Federal

Deposit
Insurance Act

and Title

II of

the Dodd-Frank

Wall Street

Reform and

Consumer Protection

Act
(together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes” ) in respect

of such

Supported

QFC and

QFC Credit

Support (with

the

provisions below

applicable
notwithstanding

that

the

Loan

Documents

and

any

Supported

QFC

may

in

fact

be

stated

to

be
governed by

the laws

of the

State of

New York

and/or of

the United

States or

any other

state of
the United States):
In the event

a Covered Entity

that is party

to a Supported

QFC (each, a
“Covered
Party”
)

becomes

subject

to

a

proceeding

under

a

U.S.

Special

Resolution

Regime,

the
transfer

of

such

Supported

QFC

and

the

benefit

of

such

QFC

Credit

Support

(and

any
interest and obligation in

or under such Supported

QFC and such QFC Credit

Support, and
any rights

in property

securing such

Supported QFC

or such

QFC Credit

Support) from
such Covered Party will

be effective to

the same extent as

the transfer would be

effective
under

the

U.S.

Special

Resolution

Regime

if

the

Supported

QFC

and

such

QFC

Credit
Support

(and

any

such

interest,

obligation

and

rights

in

property)

were governed

by

the
laws of the United States or

a state of the United States.

In the event a Covered Party

or a
BHC Act

Affiliate of

a Covered

Party becomes

subject to

a proceeding

under a

U.S. Special

Resolution Regime, Default Rights under the Loan Documents that might otherwise apply
to

such

Supported

QFC

or

any

QFC

Credit

Support

that

may

be

exercised

against

such
Covered Party are permitted

to be exercised to no

greater extent than such

Default Rights
could be

exercised under

the U.S.

Special Resolution

Regime if

the Supported

QFC and
the Loan

Documents were

governed by

the laws

of the

United States

or a

state of

the United
States.

Without

limitation

of

the

foregoing,

it

is

understood

and

agreed

that

rights

and
remedies of

the parties

with respect

to a

Defaulting Lender

shall in

no event

affect the

rights
of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)
Certain Defined Terms.

As used in this Section 13.23(a):

“
BHC Act Affiliate”

of a party means an “affiliate” (as such
term is defined

under, and interpreted in accordance

with, 12 U.S.C.
1841(k)) of such party.

“Covered Entity”

means any of

the following: (i)

a “covered
entity” as that

term is defined

in, and interpreted

in accordance with,
12 C.F.R.

§ 252.82(b); (ii) a “covered bank”

as that term is defined
in, and interpreted in accordance

with, 12 C.F.R. § 47.3(b); or (iii) a
“covered

FSI”

as

that

term

is

defined

in,

and

interpreted

in
accordance with, 12 C.F.R. § 382.2(b).

“Default

Right”

has

the

meaning

assigned

to

that

term

in,
and

shall

be

interpreted

in

accordance

with,

12

C.F.R.

§§

252.81,
47.2 or 382.1, as applicable.
“QFC”

has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
[S
IGNATURE
P
AGES TO
F
OLLOW
]

This Amended and Restated Credit Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer
“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
W
HARTON
C
OUNTY
F
OODS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.

S
OUTHERN
E
QUIPMENT
D
ISTRIBUTORS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
S
OUTH
T
EXAS
A
PPLICATORS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
R
ED
R
IVER
V
ALLEY
E
GG
F
ARM
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.

“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO H
ARRIS
B
ANK
N.A., as L/C Issuer and as
Administrative Agent
By:

____________________________________

David J. Bechstein

Director

“L
ENDERS
”
BMO H
ARRIS
B
ANK
N.A.
By:

____________________________________

David J. Bechstein

Director
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By

____________________________________

Name

_______________________________

Title

________________________________

A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By

____________________________________

Name

_______________________________

Title

________________________________

C
OMPEER
F
INANCIAL
, ACA
By

____________________________________

Name

_______________________________

Title

________________________________

F
ARM
C
REDIT
B
ANK OF
T
EXAS
By

____________________________________

Name

_______________________________

Title

________________________________

E
XHIBIT

A
N
OTICE OF
P
AYMENT
R
EQUEST
[Date]
[Name of Lender]
[Address]
Attention:
Reference is made to the Amended and Restated

Credit Agreement, dated as of November
15, 2021 among Cal-Maine

Foods, Inc., the Lenders

party thereto, and BMO

Harris Bank N.A., as
Administrative Agent (as extended, renewed,

amended or restated from time

to time, the
“Credit
Agreement”
).

Capitalized terms

used herein

and not

defined herein

have the

meanings assigned
to them in the Credit Agreement.

[The Borrower has failed to pay its Reimbursement

Obligation
in

the

amount

of

$____________.

Your

Revolver

Percentage

of

the

unpaid

Reimbursement
Obligation is $_____________] or [__________________________ has been required to return a
payment by

the Borrower

of a

Reimbursement Obligation

in the

amount of

$_______________.

Your Revolver Percentage of the returned Reimbursement Obligation is $_______________.]
Very truly yours,
BMO Harris Bank N.A., as L/C Issuer

By

Name

_______________________________

Title

________________________________

E
XHIBIT

B
N
OTICE OF
B
ORROWING
Date:

____________, ____
To:

BMO Harris Bank N.A., as

Administrative Agent for
the Lenders

party to

the Amended

and Restated

Credit
Agreement

dated

as

of

November

15,

2021

(as
extended, renewed, amended or restated

from time to
time,

the
“Credit

Agreement”
),

among

Cal-Maine
Foods,

Inc.,

certain

Lenders

which

are

signatories
thereto,

and

BMO Harris

Bank

N.A.,

as
Administrative Agent
Ladies and Gentlemen:
The undersigned,

Cal-Maine Foods,

Inc. (the
“Borrower”
), refers

to the

Credit Agreement,
the

terms

defined

therein

being

used

herein

as

therein

defined,

and

hereby

gives

you

notice
irrevocably, pursuant to Section 2.6 of the Credit Agreement, of the Borrowing specified below:

1.

The Business Day of the proposed Borrowing is ___________, ____.

2.

The aggregate amount of the proposed Borrowing is $______________.

3.

The

Borrowing

is

to

be

comprised

of

$___________

of
[Base

Rate]
[Eurodollar]

Loans.
[4.

The duration of the Interest

Period for the Eurodollar Loans

included
in the Borrowing shall be ____________ months.]
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of

the proposed Borrowing, before and after giving effect

thereto and
to the application of the proceeds therefrom:

(a)

the

representations

and

warranties

contained

in

Section 6

of

the

Credit
Agreement

are

true

and

correct

in

all

material

respects

(where

not

already

qualified

by
materiality, otherwise in all respects) as though made on and as of such date (except to the extent such representations and warranties

relate to an earlier date,

in which case they are
true

and

correct

in

all

material

respects

(where

not

already

qualified

by

materiality,
otherwise in all respects) as of such earlier date); and

(b)

no

Default

has

occurred

and

is

continuing

or

would

result

from

such
proposed Borrowing.
C
AL
-M
AINE
F
OODS
, I
NC
.
By

Name

_______________________________

Title

________________________________

E
XHIBIT

C
N
OTICE OF
C
ONTINUATION
/C
ONVERSION
Date:

____________, ____
To:

BMO

Harris

Bank

N.A,

as

Administrative

Agent

for
the Lenders party to the Amended and Restated Credit
Agreement

dated

as

of

November

15,

2021,

(as
extended, renewed,

amended or

restated from

time to
time,

the
“Credit

Agreement”
)

among

Cal-Maine
Foods,

Inc.,

certain

Lenders

which

are

signatories
thereto, and

BMO Harris

Bank N.A.,

as Administrative
Agent
Ladies and Gentlemen:
The undersigned,

Cal-Maine Foods,

Inc. (the
“Borrower”
), refers

to the

Credit Agreement,
the

terms

defined

therein

being

used

herein

as

therein

defined,

and

hereby

gives

you

notice
irrevocably, pursuant to

Section 2.6 of the Credit Agreement, of the
[conversion] [continuation]
of the Loans specified herein, that:

1.

The conversion/continuation Date is __________, ____.

2.

The

aggregate

amount

of

the

Revolving
Loans

to

be
[converted]
[continued]

is $______________.

3.

The Loans

are to

be [
converted into]

[continued as]

[Eurodollar] [Base
Rate]

Loans.

4.
[If

applicable:]

The

duration

of

the

Interest

Period

for

the

[Revolving]
[Incremental

Term]
Loans

included

in

the
[conversion]

[continuation]

shall

be
_________ months.
C
AL
-M
AINE
F
OODS
, I
NC
.
By

Name

_______________________________

Title

________________________________

E
XHIBIT

D-1
R
EVOLVING
N
OTE
U.S.
$_______________

____________, ______
F
OR

V
ALUE

R
ECEIVED
, the

undersigned, Cal-Maine

Foods, Inc.,

a Delaware

corporation
(the “Borrower”
),

hereby

promises

to

pay

to

____________________

(the
“Lender”
)

or

its
registered

assigns

on

the

Revolving

Credit

Termination

Date

of

the

hereinafter

defined

Credit
Agreement, at the principal office

of the Administrative Agent in Chicago,

Illinois (or such other
location

as the

Administrative

Agent may

designate

to the

Borrower),

in immediately

available
funds,

the

principal

sum

of

___________________

Dollars

($__________)

or,

if

less,

the
aggregate unpaid

principal amount

of all

Revolving Loans

made by

the Lender

to the

Borrower
pursuant to

the Credit

Agreement, together

with interest

on the

principal amount

of each

Revolving
Loan from time

to time outstanding hereunder

at the rates,

and payable in the

manner and on the
dates, specified in the Credit Agreement.
This Note

is one

of the Revolving

Notes referred

to in

the Amended

and Restated Credit
Agreement dated as

of November 15,

2021, among the

Borrower, the Guarantors party

thereto, the
Lenders and

L/C Issuer party

thereto, and

BMO Harris

Bank N.A.,

as Administrative

Agent (as
extended, renewed,

amended or

restated from

time to

time, the
“Credit Agreement”
), and

this Note
and the holder

hereof are entitled

to all the

benefits and security
provided for thereby

or referred
to

therein,

to

which

Credit

Agreement

reference

is

hereby

made

for

a

statement

thereof.

All
defined

terms

used

in

this

Note,

except

terms

otherwise

defined

herein,

shall

have

the

same
meaning as in the Credit

Agreement.

This Note shall be

governed by and construed

in accordance
with the internal laws of the State of Illinois.
Voluntary prepayments may be made

hereon, certain prepayments are required

to be made
hereon, and this Note

may be declared due

prior to the expressed

maturity hereof, all in

the events,
on the terms and in the manner as provided for in the Credit Agreement.
[This

Note

amends

and

restates

in

its

entirety

that

certain

Revolving

Note

dated

as

of
July 10, 2018, in the original

principal amount of $[_______]

made by the Borrower

to the Lender
(the

“
Prior

Note
”)

and

is

issued

in

substitution

and

replacement

for,

and

evidences

all

of

the
indebtedness previously

evidenced by,

the Prior

Note. This

Note supersedes

the Prior

Note and
shall not be deemed to constitute a novation.]
The Borrower

hereby waives

demand, presentment,

protest or

notice of

any kind

hereunder.
C
AL
-M
AINE
F
OODS
, I
NC
.

By

Name

_______________________________

Title

________________________________

E
XHIBIT

D-2
S
WING
N
OTE
U.S.
$_____________

____________, ___
F
OR

V
ALUE

R
ECEIVED
, the

undersigned, Cal-Maine

Foods, Inc.,

a Delaware

corporation
(the “Borrower”
),

hereby

promises

to

pay

to

___________________

(the
“Lender”
)

or

its
registered

assigns

on

the

Revolving

Credit

Termination

Date

of

the

hereinafter

defined

Credit
Agreement, at the principal office

of the Administrative Agent in Chicago,

Illinois (or such other
location

as the

Administrative

Agent may

designate

to the

Borrower),

in immediately

available
funds, the principal

sum of _______________________________

Dollars ($____________) or, if
less,

the

aggregate

unpaid

principal

amount

of

all

Swingline

Loans

made

by

the

Lender

to

the
Borrower pursuant to

the Credit Agreement,

together with interest on

the principal amount

of each
Swingline Loan from

time to time

outstanding hereunder at

the rates, and

payable in the

manner
and on the dates, specified in the Credit Agreement.
This Note

is the

Swing Note

referred to

in the

Amended and

Restated Credit

Agreement
dated as

of November

15, 2021,

among the

Borrower,

the Guarantors

party thereto,

the Lenders
and L/C Issuer party thereto, and

BMO Harris Bank N.A., as Administrative

Agent (as extended,
renewed, amended or restated from time

to time, the
“Credit Agreement” ), and this Note and the
holder hereof are

entitled to all

the benefits and

security provided for

thereby or referred

to therein,
to which

Credit Agreement

reference is

hereby made

for a

statement thereof.

All defined

terms
used in

this Note,

except terms

otherwise defined

herein, shall

have the

same meaning

as in

the
Credit Agreement.

This Note shall be governed by and construed in accordance

with the internal
laws of the State of Illinois.
Voluntary prepayments may be made

hereon, certain prepayments are required

to be made
hereon, and this Note

may be declared due

prior to the expressed

maturity hereof, all in

the events,
on the terms and in the manner as provided for in the Credit Agreement.
This

Note

amends

and

restates

in

its

entirety

that

certain

Swing

Note

dated

as

of
July 10, 2018, in the original principal amount

of $7,500,000 made by the Borrower

to the Lender
(the

“
Prior

Note
”)

and

is

issued

in

substitution

and

replacement

for,

and

evidences

all

of

the
indebtedness previously

evidenced by,

the Prior

Note. This

Note supersedes

the Prior

Note and
shall not be deemed to constitute a novation.
The Borrower

hereby waives

demand, presentment,

protest or

notice of

any kind

hereunder.
C
AL
-M
AINE
F
OODS
, I
NC
.

By

Name

_______________________________

Title

________________________________

E
XHIBIT

E
C
AL
-M
AINE
F
OODS
, I
NC
.
C
OMPLIANCE
C
ERTIFICATE
To:

BMO

Harris

Bank

N.A.,

as

Administrative

Agent
under,

and the

Lenders and

L/C Issuer party

to, the
Credit Agreement described below
This Compliance Certificate is furnished to

the Administrative Agent, the L/C Issuer,

and
the

Lenders

pursuant

to

that

certain

Amended

and

Restated

Credit

Agreement

dated

as

of
November

15,

2021,

among

Cal-Maine

Foods,

Inc.,

as

Borrower,

the

Guarantors

referred

to
therein, the Lenders and L/C Issuer

party thereto from time to

time, and BMO Harris Bank

N.A.,
as Administrative

Agent (as

extended, renewed,

amended or

restated from

time to

time, the
“Credit
Agreement”
).

Unless otherwise defined

herein, the terms

used in this

Compliance Certificate have
the meanings ascribed thereto in the Credit Agreement.
T
HE
U
NDERSIGNED HEREBY CERTIFIES THAT
:

1.

I am the duly elected ____________ of the Borrower;

2.

I have reviewed the terms of

the Credit Agreement and I have

made, or have caused
to

be

made

under

my

supervision,

a

detailed

review

of

the

transactions

and

conditions

of

the
Borrower

and

its

Subsidiaries

during

the

accounting

period

covered

by

the

attached

financial
statements;

3.

The examinations described

in paragraph 2 did

not disclose, and

I have no

knowledge
of, the

existence of

any condition

or the

occurrence of

any event

which constitutes

a Default

during
or at the

end of the

accounting period covered

by the attached

financial statements or

as of the

date
of this Compliance Certificate, except as set forth below;

4.

The financial statements

required by Section 8.5

of the Credit

Agreement and being
furnished to

you concurrently

with this

Compliance Certificate

are true,

correct and

complete in
all material respects as of the date and for the periods covered thereby; and

5.

The

Schedule I

hereto

sets

forth

financial

data

and

computations

evidencing

the
Borrower’s

compliance

with

certain

covenants

of

the

Credit

Agreement,

all

of

which

data

and
computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of

the Credit Agreement.

In the event of a conflict

between
the

attached

spreadsheet

and

any

certifications

relating

thereto

and

the

Credit

Agreement

and
related

definitions

used

in

calculating

such

covenants,

the

Credit

Agreement

and

such

related
definitions shall govern and control.

Described below are

the exceptions, if

any,

to paragraph 3 by

listing, in detail,

the nature
of the condition

or event, the

period during which

it has existed

and the action

which the Borrower
has taken, is taking, or proposes to take with respect to each such condition or event:
________________________________________________________________

________________________________________________________________

________________________________________________________________

________________________________________________________________

The foregoing certifications, together with the computations set forth in

Schedule I hereto
and

the

financial

statements

delivered

with

this

Certificate

in

support

hereof,

are

made

and
delivered this ______ day of __________________ 20___.
C
AL
-M
AINE
F
OODS
, I
NC
.
By

Name

_______________________________

Title

________________________________

S
CHEDULE
I
TO
C
OMPLIANCE
C
ERTIFICATE
C
AL
-M
AINE
F
OODS
, I
NC
.
C
OMPLIANCE
C
ALCULATIONS
FOR
C
REDIT
A
GREEMENT DATED AS OF
N
OVEMBER
15, 2021
C
ALCULATIONS

AS OF
_____________, _______
A.

Total Funded Debt to Capitalization Ratio (Section 8.22(a)) (as of
the last day of the fiscal quarter indicated above)
1.

all indebtedness created, assumed or incurred by the
Borrower and its Subsidiaries representing money borrowed
$___________
2.

all indebtedness of the Borrower and its Subsidiaries for the deferred purchase price of property or services (other than
trade accounts payable arising in the ordinary course of
business)
$___________
3.

all indebtedness secured by any Lien upon Property of the
Borrower and its Subsidiaries, whether or not such Person
has assumed or become liable for the payment of such
indebtedness
$___________
4.

all Capitalized Lease Obligations of the Borrower and its
Subsidiaries $___________
5.

all obligations of the Borrower and its Subsidiaries on or
with respect to letters of credit, bankers’ acceptances and
other extensions of credit whether or not representing
obligations for borrowed money $___________
6.

all obligations of the Borrower and its Subsidiaries to
purchase, redeem, retire, defease or otherwise make any
payment in respect of any equity interest in such Person or
any other Person or any warrant, right or option to acquire
such equity interest, valued, in the case of a redeemable
preferred interest, at the greater of its voluntary or
involuntary liquidation preference plus accrued and unpaid
dividend
$___________
7.

all Indebtedness of any other Person which is directly or
indirectly Guaranteed by the Borrower or any of its
Subsidiaries or which the Borrower or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or
$___________

otherwise acquire or in respect of which the Borrower or any of its Subsidiaries has otherwise assured a creditor against loss
8.

Total Funded Debt (Sum of Lines A1 – A7)
$___________
9.

Total shareholder’s

equity (including capital stock,
additional paid in capital, and retained earnings after
deducting treasury stock) that would appear on the balance
sheet of the Borrower and its Subsidiaries, determined in
accordance with GAAP on a consolidated basis
$___________
10.

Total Capitalization (Sum of Lines A8 and A9)
$___________
11.

Ratio of Line A8 to A10
________ to 1.0
11.

Line A10 must be equal to or less than
0.5 to 1.0
12.

The Borrower is in compliance (circle yes or no)
yes/no
B.

Minimum Tangible Net Worth (Section 8.22(b)) (as of the last day of the fiscal quarter indicated above)
1.

total shareholder’s equity that would appear on the balance
sheet of the Borrower and its Subsidiaries minus the sum of
(a) all assets which would be classified as intangible assets under GAAP,

including, without limitation, goodwill,
patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and deferred
research and development expense) and similar assets, and
(b) the write up of assets above cost; provided, however, that intangible assets shall not include prepaid expenses
(including, without limitation, prepaid insurance, software
licenses and support agreements, consulting contracts and
prepaid financing fees) carried on the consolidated balance
sheet, in each case determined on a consolidated basis in
accordance with GAAP
$___________
2.

Line B1 must be equal to or greater than (i) $700,000,000
for the fiscal quarter ended November 27, 2021, plus (ii) for each fiscal quarter ending thereafter, 50% of Net Income
2
$___________
2

Net Income means, with

reference to any period,

the net income (or

net loss) of

the Borrower and its

Subsidiaries
for such

period computed

on a

consolidated basis

in accordance

with GAAP;
provided

that there

shall be
excluded from Net Income (a) the

net income (or net loss)

of any Person accrued prior

to the date it becomes
a Subsidiary

of, or

has merged

into or

consolidated with,

the Borrower

or another

Subsidiary,

(b) the net
income (or net loss) of any Person (other than a Subsidiary)

in which the Borrower or any of its Subsidiaries
has an equity interest, except to the

extent of the amount of dividends or

other distributions actually paid to
the

Borrower

or

any

of

its

Subsidiaries

during

such

period,

and

(c) the

undistributed

earnings

of

any

for such fiscal quarter (if Net Income is positive) less
Restricted Payments permitted to be made pursuant to
Section 8.12 during such fiscal quarter
3.

The Borrower is in compliance (circle yes or no)
yes/no
Subsidiary

to

the

extent

that

the

declaration

or

payment

of

dividends

or

similar

distributions

by

such
Subsidiary is not at the time permitted

by the terms of any contractual obligation (other

than under any Loan
Document) or requirement of law applicable to such Subsidiary.

E
XHIBIT

F
A
DDITIONAL
G
UARANTOR
S
UPPLEMENT
______________, ___
BMO

Harris

Bank

N.A.,

as

Administrative

Agent

for

the
Lenders and L/C Issuer party to the Amended and Restated
Credit Agreement

dated as

of November

15, 2021,

among
Cal-Maine

Foods,

Inc.,

as

Borrower,

the

Guarantors
referred to therein,

the Lenders and

L/C Issuer party thereto
from

time

to

time,

and

the

Administrative

Agent

(as
extended, renewed, amended or restated from time to time,
the “Credit Agreement” )
Ladies and Gentlemen:
Reference

is made

to

the Credit

Agreement

described

above.

Terms

not

defined

herein
which are

defined in

the Credit

Agreement shall

have for

the purposes

hereof the

meaning provided
therein.
The undersigned, [name of Subsidiary Guarantor] , a [jurisdiction of incorporation or organization]

hereby

elects

to

be

a
“Guarantor”

for

all

purposes

of

the

Credit

Agreement,
effective from the date

hereof.

The undersigned confirms that the

representations and warranties
set forth in Section 6

of the Credit Agreement

are true and correct

in all material respects

(where
not already qualified by materiality,

otherwise in all respects) as to the undersigned as

of the date
hereof (except to the extent such representations

and warranties relate to an earlier date, in

which
case they are true

and correct in all

material respects (where not

already qualified by

materiality,
otherwise in

all respects)

as of

such earlier

date) and

the undersigned

shall comply

with each

of
the covenants set forth in Section 8 of the Credit Agreement applicable to it.
Without limiting the generality of

the foregoing, the undersigned hereby

agrees to perform
all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit
Agreement, including without limitation Section 11 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

The undersigned

acknowledges that

this Agreement

shall be

effective upon

its execution
and delivery by the undersigned to the Administrative Agent, and it shall not be necessary for the
Administrative

Agent,

the

L/C Issuer,

or

any

Lender,

or

any

of

their

Affiliates

entitled

to

the
benefits hereof, to execute this Agreement or

any other acceptance hereof.

This Agreement shall
be construed in accordance with and governed by the internal laws of the State of Illinois.
Very truly yours,
[N
AME OF
S
UBSIDIARY
G
UARANTOR
]
By

____________________________________

Name

_______________________________

Title

________________________________

E
XHIBIT

G
A
SSIGNMENT AND
A
SSUMPTION
This Assignment

and Assumption

(the
“Assignment and

Assumption”
) is

dated as

of the
Effective Date set forth

below and is

entered into by

and between
[the][each]
1

Assignor identified
in item

1 below

(
[the][each, an] “Assignor” ) and [the][each]
2

Assignee identified

in item 2

below
([the][each, an] “Assignee”
).

[It is

understood and

agreed that

the rights

and obligations

of
[the Assignors][the Assignees]
3

hereunder are several and not joint.]
4

Capitalized terms used
but not

defined herein shall

have the meanings

given to them

in the Credit

Agreement identified
below (as amended, the “Credit Agreement”
), receipt of a copy of which is

hereby acknowledged
by [the][each]

Assignee.

The Standard

Terms and Conditions set

forth in

Annex 1 attached

hereto
are hereby agreed to and incorporated herein

by reference and made a part of

this Assignment and
Assumption as if set forth herein in full.
For an agreed consideration, [the][each]

Assignor hereby irrevocably sells and

assigns to
[the Assignee][the

respective Assignees]
, and [the][each]

Assignee hereby

irrevocably purchases
and assumes

from
[the Assignor][the

respective Assignors]
, subject

to and

in accordance

with
the Standard Terms and Conditions and the

Credit Agreement, as of

the Effective Date inserted

by
the

Administrative

Agent

as

contemplated

below

(i) all

of
[the

Assignor’s][the

respective
Assignors’]

rights and

obligations in
[its capacity

as a

Lender][their respective

capacities as
Lenders]

under the Credit Agreement and

any other documents or instruments

delivered pursuant
thereto to the

extent related to

the amount and

percentage interest identified

below of all

of such
outstanding

rights

and

obligations

of
[the

Assignor][the

respective

Assignors]

under

the
respective facilities identified

below (including without

limitation any letters

of credit, guarantees,
and

swingline

loans

included

in

such

facilities),

and

(ii) to

the

extent

permitted

to

be

assigned
under applicable

law,

all claims,

suits, causes

of action

and any

other right

of
[the Assignor

(in
its capacity

as a

Lender)][the respective Assignors

(in their

respective capacities as

Lenders)]
against any

Person, whether

known or

unknown, arising

under or

in connection

with the

Credit
Agreement, any

other documents

or instruments

delivered pursuant

thereto or

the loan

transactions
governed

thereby

or

in

any

way

based

on

or

related

to

any

of

the

foregoing,

including,

but

not
limited to, contract claims, tort claims, malpractice claims,

statutory claims and all other claims at
law or in equity related

to the rights and obligations

sold and assigned pursuant to

clause (i) above
(the

rights

and

obligations

sold

and

assigned

by
[the][any]

Assignor

to
[the][any]

Assignee
1

For bracketed language here and elsewhere in

this form relating to the Assignor(s), if the

assignment is from
a single Assignor, choose the first bracketed language.

If the assignment is from multiple

Assignors, choose
the second bracketed language.
2

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a
single Assignee, choose the first bracketed language.

If the assignment is to multiple Assignees, choose the
second bracketed language.
3

Select as appropriate.
4

Include bracketed language if there are either multiple Assignors or multiple Assignees.

pursuant to clauses (i)

and (ii) above being

referred to herein collectively

as
[the][an] “Assigned
Interest”
).

Each such sale and assignment is without recourse to
[the][any]

Assignor and, except
as expressly provided in this Assignment

and Assumption, without representation or warranty

by
[the][any]

Assignor.
1.

Assignor
[s]
:

________________________________

________________________________
[Assignor [is] [is not] a Defaulting Lender]
2.

Assignee
[s]
:

________________________________

________________________________
[for each Assignee, indicate [Affiliate] of [ identify Lender ]
3.

Borrower(s):

Cal-Maine Foods, Inc.
4.

Administrative Agent:

BMO Harris

Bank, N.A.,

as the

administrative agent

under
the Credit Agreement
5.

Credit Agreement:

Amended

and

Restated

Credit

Agreement

dated

as

of
November 15,

2021, among

Cal-Maine Foods,

Inc., the

Lenders parties

thereto, and
BMO Harris Bank N.A., as Administrative Agent
6.

Assigned Interest[s]:
A
SSIGNOR
[
S
]
5
A
SSIGNEE
[
S
]
6
F
ACILITY
A
SSIGNED
7
A
GGREGATE
A
MOUNT
OF
C
OMMITMENT
/L
OANS
FOR ALL
L
ENDERS
8
A
MOUNT OF
C
OMMITMENT
/L
OANS
A
SSIGNED
8
P
ERCENTAGE
A
SSIGNED OF
C
OMMITMENT
/
L
OANS
9
$ $ %
$ $ %
$ $ %
5

List each Assignor, as appropriate.
6

List each Assignee, as appropriate.
7

Fill

in

the

appropriate

terminology

for

the

types

of

facilities

under

the

Credit

Agreement

that

are

being
assigned under this Assignment (e.g., “Revolving Credit Commitment,” “Term Loan Commitment,” etc.)
8

Amount to

be adjusted

by the

counterparties to

take into

account any

payments or

prepayments made

between
the Trade Date and the Effective Date.
9

Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[
7.

Trade Date:

______________]
10
[P
AGE
B
REAK
]
10

To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be
determined as of the Trade Date.

Effective

Date:

________________,

20___
[To

be

inserted

by

Administrative

Agent
and which shall be the effective date of recordation of transfer in the register therefor.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
A
SSIGNOR
[
S
]
11
[N
AME OF
A
SSIGNOR
]
By

____________________________________

Name

_______________________________

Title

________________________________
[N
AME OF
A
SSIGNOR
]
By

____________________________________

Name

_______________________________

Title

________________________________
A
SSIGNEE
[
S
]
12
[N
AME OF
A
SSIGNEE
]
By

____________________________________

Name

_______________________________

Title

________________________________
[N
AME OF
A
SSIGNEE
]
By

____________________________________

Name

_______________________________

Title

________________________________
11

Add additional signature

blocks as needed.

Include both Fund/Pension

Plan and manager

making the trade
(if applicable).
12

Add additional signature

blocks as needed.

Include both Fund/Pension

Plan and manager

making the trade
(if applicable).

[Consented to and]
13
Accepted:
BMO H
ARRIS
B
ANK
N.A., as

Administrative Agent
By _________________________________

Name

____________________________

Title

_____________________________
[Consented to:]
14
[N
AME OF
R
ELEVANT
P
ARTY
]
By _________________________________

Name

____________________________

Title

_____________________________
13

To be added only

if the consent

of the Administrative

Agent is required

by the terms

of the Credit

Agreement.
14

To be

added only if the

consent of the Borrower

and/or other parties (e.g.

Swingline Lender, L/C

Issuer) is
required by the terms of the Credit Agreement.

A
NNEX
1
S
TANDARD
T
ERMS AND
C
ONDITIONS FOR
A
SSIGNMENT AND
A
SSUMPTION
S
ECTION

1.

R
EPRESENTATIONS

AND
W
ARRANTIES
.
Section 1.1. Assignor[s].

[The][Each]
Assignor (a) represents

and warrants that

(i) it is
the legal

and beneficial

owner of

[the][the relevant]

Assigned Interest,

(ii)
[the][such]

Assigned
Interest is

free and

clear of

any lien,

encumbrance or

other adverse

claim, (iii) it

has full

power
and

authority,

and

has

taken

all

action

necessary,

to

execute

and

deliver

this

Assignment

and
Assumption

and

to

consummate

the

transactions

contemplated

hereby

and

(iv) it

is
[not]

a
Defaulting Lender; and

(b) assumes no responsibility

with respect to

(i) any statements, warranties
or

representations

made

in

or

in

connection

with

the

Credit

Agreement

or

any

other

Loan
Document, (ii) the

execution, legality,

validity,

enforceability,

genuineness, sufficiency

or value
of the Loan Documents or any

collateral thereunder, (iii) the financial

condition of the Borrower,
any of

its Subsidiaries

or Affiliates

or any

other Person

obligated in

respect of

any Loan

Document,
or (iv) the performance or observance by the Borrower, any of its

Subsidiaries or Affiliates or any
other Person of any of their respective obligations under any Loan Document.
Section 1.2.

Assignee[s].

[The][Each]

Assignee (a) represents and

warrants that (i) it

has
full power

and authority, and

has taken

all action

necessary, to execute and

deliver this

Assignment
and Assumption and

to consummate the

transactions contemplated hereby

and to become

a Lender
under

the

Credit

Agreement,

(ii) it

meets

all

the

requirements

to

be

an

assignee

under
Section 13.2(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under

Section 13.2(b)(iii) of the

Credit Agreement), (iii) from

and after the

Effective
Date, it shall

be bound by the

provisions of the

Credit Agreement as

a Lender thereunder and,

to
the

extent

of
[the][the

relevant]

Assigned

Interest,

shall

have

the

obligations

of

a

Lender
thereunder, (iv) it is

sophisticated with

respect to

decisions to

acquire assets

of the

type represented
by the Assigned Interest and either it, or the Person

exercising discretion in making its decision to
acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of

the Credit

Agreement, and

has received

or has

been accorded

the opportunity

to receive
copies

of

the

most

recent

financial

statements

delivered

pursuant

to

Section 8.5

thereof,

as
applicable,

and

such

other

documents

and

information

as

it

deems

appropriate

to make

its

own
credit

analysis

and

decision

to

enter

into

this

Assignment

and

Assumption

and

to

purchase
[the][such]

Assigned

Interest,

(vi) it

has,

independently

and

without

reliance

upon

the
Administrative Agent or any other Lender and based on such

documents and information as it has
deemed appropriate, made

its own credit

analysis and decision

to enter into

this Assignment and
Assumption and

to purchase
[the][such]

Assigned Interest,

and (vii) attached

to the

Assignment
and Assumption is

any documentation required

to be delivered

by it pursuant

to the terms

of the
Credit Agreement, duly completed

and executed by
[the][such]

Assignee; and (b) agrees

that (i) it
will, independently and without reliance on the

Administrative Agent,
[the][any]

Assignor or any
other Lender,

and based

on such

documents and

information as

it shall

deem appropriate

at the
time,

continue

to

make

its

own

credit

decisions

in

taking

or

not

taking

action

under

the

Loan

Documents, and (ii) it will perform in accordance with their terms all of the obligations which by
the terms of the Loan Documents are required to be performed by it as a Lender.
S
ECTION

2.

P
AYMENTS
.
From and

after the

Effective

Date, the

Administrative Agent

shall make

all payments

in
respect of [the][each]

Assigned Interest (including payments of principal, interest, fees and other
amounts) to [the][the relevant]

Assignee whether such amounts have

accrued prior to, on or

after
the Effective Date.

The Assignor
[s] and the Assignee [s]

shall make all appropriate

adjustments in
payments by

the Administrative

Agent for

periods prior

to the

Effective Date

or with

respect to
the making

of this

assignment directly

between themselves.

Notwithstanding the

foregoing, the
Administrative Agent shall

make all payments

of interest,

fees or other

amounts paid

or payable
in kind from and after the Effective Date to [the][the relevant]

Assignee.
S
ECTION

3.

G
ENERAL
P
ROVISIONS
.
This Assignment

and Assumption

shall be

binding upon,

and inure

to the

benefit of,

the
parties hereto and their respective successors and assigns.

This Assignment and Assumption may
be

executed

in

any

number

of

counterparts,

which

together

shall

constitute

one

instrument.

Delivery of

an executed

counterpart of

a signature

page of

this Assignment

and Assumption

by
telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and
Assumption.

This Assignment and

Assumption shall

be governed

by, and construed in

accordance
with, the law of the State of Illinois.

E
XHIBIT
H-1
[F
ORM OF
]
U.S. T
AX
C
OMPLIANCE
C
ERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax

Purposes)
Reference

is

made

to

the

Amended

and

Restated

Credit

Agreement

dated

as

of
November 15, 2021

(as

extended,

renewed,

amended

or

restated

from

time

to

time,

the
“Credit
Agreement”
) among Cal-Maine Foods, Inc., the

Guarantors party thereto, the Lenders and

L/C Issuer party
thereto, and

BMO Harris

Bank N.A.,

as Administrative

Agent (the
“Administrative Agent”
).

Terms defined
in the Credit Agreement are used herein with the same meaning.
Pursuant to the provisions of Section 4.1

of the Credit Agreement, the undersigned

hereby certifies
that (i) it

is the

sole record

and beneficial

owner of

the Loan(s)

(as well

as any

Note(s) evidencing

such
Loan(s))

in

respect

of

which

it

is

providing

this

certificate,

(ii) it

is

not

a

bank

within

the

meaning

of
Section 881(c)(3)(A) of the

Code, (iii) it

is not

a ten

percent shareholder

of the

Borrower within

the meaning
of

Section 871(h)(3)(B)

of

the

Code

and

(iv) it

is

not

a

controlled

foreign

corporation

related

to

the
Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the

Borrower with a certificate of its
non-U.S. Person status

on IRS Form

W-8BEN.

By executing this

certificate, the undersigned

agrees that
(1) if the

information provided

on this

certificate changes,

the undersigned

shall promptly

so inform

the
Borrower

and

the

Administrative

Agent,

and

(2) the

undersigned

shall

have

at

all

times

furnished

the
Borrower

and

the

Administrative

Agent

with

a

properly

completed

and

currently

effective

certificate

in
either the

calendar year

in which

each payment

is to

be made

to the

undersigned, or

in either

of the

two
calendar years preceding such payments.
[N
AME OF
L
ENDER
]
By:

Name:

________________________________

Title:

_________________________________

Date:

______________________________ , 20[_]

E
XHIBIT
H-2
[F
ORM OF
]
U.S. T
AX
C
OMPLIANCE
C
ERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax

Purposes)
Reference

is

made

to

the

Amended

and

Restated

Credit

Agreement

dated

as

of
November 15, 2021

(as

extended,

renewed,

amended

or

restated

from

time

to

time,

the
“Credit
Agreement”
) among Cal-Maine Foods, Inc., the

Guarantors party thereto, the Lenders and

L/C Issuer party
thereto, and

BMO Harris

Bank N.A.,

as Administrative

Agent (the
“Administrative Agent”
).

Terms defined
in the Credit Agreement are used herein with the same meaning.
Pursuant to the provisions of Section 4.1

of the Credit Agreement, the undersigned

hereby certifies
that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this
certificate, (ii) it is

not a bank

within the meaning

of Section 881(c)(3)(A) of

the Code, (iii) it

is not a

ten
percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B)

of the Code, and (iv) it is
not

a

controlled

foreign

corporation

related

to

the

Borrower

as

described

in

Section 881(c)(3)(C)

of

the
Code.
The

undersigned

has

furnished

its

participating

Lender

with

a

certificate

of

its

non-U.S.

Person
status

on

IRS

Form

W-8BEN.

By

executing

this

certificate,

the

undersigned

agrees

that

(1) if

the
information provided on this certificate changes,

the undersigned shall promptly so inform

such Lender in
writing, and

(2) the undersigned

shall have

at all

times furnished

such Lender

with a

properly completed
and currently

effective certificate

in either

the calendar

year in

which each

payment is

to be

made to

the
undersigned, or in either of the two calendar years preceding such payments.
[N
AME OF
P
ARTICIPANT
]
By:

Name:

________________________________

Title:

_________________________________

Date:

______________________________ , 20[_]

E
XHIBIT
H-3
[F
ORM OF
]
U.S. T
AX
C
OMPLIANCE
C
ERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax

Purposes)
Reference

is

made

to

the

Amended

and

Restated

Credit

Agreement

dated

as

of
November 15, 2021

(as

extended,

renewed,

amended

or

restated

from

time

to

time,

the
“Credit
Agreement”
) among Cal-Maine Foods, Inc., the

Guarantors party thereto, the Lenders and

L/C Issuer party
thereto, and

BMO Harris

Bank N.A.,

as Administrative

Agent (the
“Administrative Agent”
).

Terms defined
in the Credit Agreement are used herein with the same meaning.
Pursuant to the provisions of Section 4.1

of the Credit Agreement, the undersigned

hereby certifies
that (i) it

is the

sole record

owner of

the participation

in respect

of which

it is

providing this

certificate,
(ii) its

direct

or

indirect

partners/members

are

the

sole beneficial

owners

of

such

participation,

(iii) with
respect such

participation, neither

the undersigned

nor any

of its

direct or

indirect partners/members

is a
bank

extending

credit

pursuant

to

a

loan

agreement

entered

into

in

the

ordinary

course

of

its

trade

or
business

within

the

meaning

of

Section 881(c)(3)(A)

of

the

Code,

(iv) none

of

its

direct

or

indirect
partners/members is a ten percent shareholder of the Borrower within the meaning of

Section 871(h)(3)(B)
of the

Code and

(v) none of

its direct

or indirect

partners/members is

a controlled

foreign corporation

related
to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has

furnished its participating

Lender with IRS

Form W-8IMY accompanied

by
one

of

the

following

forms

from

each

of

its

partners/members

that

is

claiming

the

portfolio

interest
exemption: (i) an IRS

Form W-8BEN

or (ii) an IRS

Form W-8IMY

accompanied by an

IRS Form

W-8BEN
from each of

such partner’s/member’s

beneficial owners that

is claiming the

portfolio interest exemption.

By executing this certificate, the undersigned

agrees that (1) if the information provided

on this certificate
changes, the

undersigned shall

promptly so

inform such

Lender and

(2) the undersigned

shall have

at all
times

furnished

such

Lender

with

a

properly

completed

and

currently

effective

certificate

in

either

the
calendar year in which

each payment is

to be made

to the undersigned, or

in either of

the two calendar years
preceding such payments.
[N
AME OF
P
ARTICIPANT
]
By:

Name:

________________________________

Title:

_________________________________

Date:

______________________________ , 20[_]

E
XHIBIT
H-4
[F
ORM OF
]
U.S. T
AX
C
OMPLIANCE
C
ERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax

Purposes)
Reference

is

made

to

the

Amended

and

Restated

Credit

Agreement

dated

as

of
November 15, 2021

(as

extended,

renewed,

amended

or

restated

from

time

to

time,

the
“Credit
Agreement”
) among Cal-Maine Foods, Inc., the

Guarantors party thereto, the Lenders and

L/C Issuer party
thereto, and

BMO Harris

Bank N.A.,

as Administrative

Agent (the
“Administrative Agent”
).

Terms defined
in the Credit Agreement are used herein with the same meaning.
Pursuant to the

provisions of Section 4.1

of Credit Agreement,

the undersigned hereby

certifies that
(i) it is the sole record owner of the Loan(s) (as well as any Note(s)

evidencing such Loan(s)) in respect of
which

it

is

providing

this

certificate,

(ii) its

direct

or

indirect

partners/members

are

the

sole

beneficial
owners of such Loan(s) (as

well as any Note(s) evidencing

such Loan(s)), (iii) with respect to

the extension
of credit pursuant to

this Credit Agreement or

any other Loan Document,

neither the undersigned nor

any
of its

direct or indirect

partners/members is

a bank extending

credit pursuant

to a loan

agreement entered
into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code,
(iv) none of its direct or indirect

partners/members is a ten percent shareholder

of the Borrower within the
meaning of

Section 871(h)(3)(B) of

the Code

and (v) none

of its

direct or

indirect partners/members

is a
controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The

undersigned

has

furnished

the

Administrative

Agent

and

the

Borrower

with

IRS

Form
W-8IMY accompanied

by one

of the

following forms

from each

of its

partners/members that

is claiming
the portfolio interest exemption:

(i) an IRS Form W-8BEN

or (ii) an IRS Form

W-8IMY accompanied by
an

IRS

Form

W-8BEN

from

each

of

such

partner’s/member’s

beneficial

owners

that

is

claiming

the
portfolio interest

exemption.

By executing

this certificate,

the undersigned agrees

that (1) if

the information
provided

on

this

certificate

changes,

the

undersigned

shall

promptly

so

inform

the

Borrower

and

the
Administrative

Agent,

and

(2) the

undersigned

shall

have

at

all

times

furnished

the

Borrower

and

the
Administrative Agent

with a

properly completed

and currently

effective certificate

in either

the calendar
year in

which each

payment is

to be

made to

the undersigned,

or in

either of

the two

calendar years

preceding
such payments.
[N
AME OF
L
ENDER
]
By:

Name:

________________________________

Title:

_________________________________

Date:

______________________________ , 20[_]

E
XHIBIT

I
I
NCREASE
R
EQUEST
Dated _____________, _______
To:

BMO Harris Bank

N.A.,
as Administrative Agent

for
the Lenders

and L/C Issuer

party to

the Amended

and
Restated

Credit

Agreement

dated

as

of
November 15, 2021, among

Cal-Maine Foods,

Inc.,
as Borrower,

the Guarantors

referred to

therein, the
Lenders

and

L/C Issuer

party

thereto

from

time

to
time,

and

the

Administrative

Agent

(as

extended,
renewed, amended or restated from time to time, the
“Credit Agreement” )
Ladies and Gentlemen:
The

undersigned,

Cal-Maine

Foods,

Inc.

(the
“Borrower”
),

hereby

refers

to

the

Credit
Agreement

and

requests

that

the

Administrative

Agent

consent

to

[an

increase

in

the

aggregate
Revolving

Credit

Commitments]

[the

making

of

Incremental

Term

Loans]

(the
“Increase”
),

in
accordance

with
Section 2.15

of

the

Credit

Agreement,

to

be

effected

by
[[an

increase

in

the
Revolving Credit Commitment of]

[addition of a commitment

to make an Incremental

Term
Loan

by]]

[name

of

existing

Lender]]

[the

addition

of

[name

of

new

Lender]

(the
“New
Lender”
),

as

a

Lender

under

the

terms

of

the

Credit

Agreement]
.

Capitalized

terms

used
herein without

definition shall

have the

same meanings

herein as

such terms

have in

the Credit
Agreement.
After

giving

effect

to

such

Increase,

the

[Revolving

Credit

Commitment]

[Incremental
Term Loan] of the [Lender] [New Lender] shall be $_____________.
[Include paragraphs 1-4 for a New Lender]

1.

The New Lender
hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together

with copies of the documents which

were required to be
delivered

under

the

Credit

Agreement

as

a

condition

to

the

making

of

the

Loans

and

other
extensions of credit

thereunder.

The New Lender
acknowledges and agrees

that it has

made and
will continue to make,

independently and without reliance

upon the Administrative Agent

or any
other Lender and based on such documents and information as it has deemed appropriate, its own credit

analysis

and

decisions

relating

to

the

Credit

Agreement.

The

New

Lender
further
acknowledges

and

agrees

that

the

Administrative

Agent

has

not

made

any

representations

or
warranties about

the credit

worthiness of

any Loan

Party or

any of

its Subsidiaries

or any

other
party to the

Credit Agreement or

any other Loan

Document or with

respect to the

legality, validity,
sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of
any security therefor.

2.

Except

as

otherwise

provided

in

the

Credit

Agreement,

effective

as

of

the

date

of
acceptance hereof by

the Administrative Agent,

the New Lender
(i) shall be deemed

automatically
to have become a

party to Credit Agreement

and have all the

rights and obligations of

a
“Lender
”

under the Credit Agreement

as if it were

an original signatory thereto

and (ii) agrees to be

bound
by the

terms and

conditions set

forth in

the Credit

Agreement as

if it

were an

original signatory
thereto.

3.

The

New

Lender
shall

deliver

to

the

Administrative

Agent

a

completed
Administrative Questionnaire.

4.

The New Lender

has delivered to

the Borrower and

the Administrative Agent

(or is
delivering to the Borrower and

the Administrative Agent concurrently herewith),

as required, the
Tax forms referred to in Section 4.1 of the Credit Agreement.
T
HIS
A
GREEMENT

SHALL

BE

DEEMED

TO

BE

A

CONTRACTUAL

OBLIGATION

UNDER
,

AND
SHALL

BE

GOVERNED

BY

AND

CONSTRUED

IN

ACCORDANCE

WITH
,

THE

LAWS

OF

THE

STATE

OF
I
LLINOIS
.
The Increase shall

be effective when

the executed consent

of the Administrative

Agent is
received or

otherwise in

accordance with

Section 2.15 of

the Credit Agreement,

but not

in any

case
prior to ___________________, ____.

It shall be a condition

to the effectiveness of

the Increase
that all expenses referred to in Section 2.15 of the Credit Agreement shall have been paid.
The

Borrower

hereby

certifies

that

(a) no

Default

has

occurred

and

is

continuing

and
(b) each of the

representations and warranties

set forth in

Section 6 of

the Credit Agreement

and
in

the

other

Loan

Documents

are

and

remain

true

and

correct

in

all

material

respects

on

the
effective date

of this

Increase (where

not already

qualified by

materiality, otherwise in

all respects),
except to

the extent

the same

expressly relate

to an

earlier date,

in which

case they

shall be

true
and

correct

in

all

material

respects

(where

not

already

qualified

by

materiality,

otherwise in

all
respects) as of such earlier date.
[S
IGNATURE
P
AGES TO
F
OLLOW
]

Please indicate your consent to such Increase by signing the enclosed copy of this letter in the space provided below.
Very truly yours,
C
AL
-M
AINE
F
OODS
, I
NC
.
By

____________________________________

Name

_______________________________

Title

________________________________
[N
EW OR EXISTING
L
ENDER
]
By

____________________________________

Name

_______________________________

Title

________________________________
The

undersigned

hereby

consents

on

this
____

day

of

_________,

20___,

to

the
above-requested Increase
BMO H
ARRIS
B
ANK
N.A., as Administrative
Agent, L/C Issuer, and Swingline Lender
By _________________________________

Name

____________________________

Title

_____________________________

S
CHEDULE
1.1.
C
AL
-M
AINE
F
OODS
, I
NC
.
S
HORT
D
URATION
F
IXED
I
NCOME
I
NVESTMENT
G
UIDELINES
Summary of Changes effective July 21, 2017
General Portfolio Parameters:
Allow for purchase of A3 / P3 / F3 Commercial Paper with 1 – 7 day maturity

Investment Objectives:
●
Preservation of principal

●
Short-term liquidity

● Competitive returns when measured against comparable benchmarks / indices
● Diversification across permitted asset categories
G
ENERAL
P
ORTFOLIO
P
ARAMETERS
:
Maximum average maturity of any portfolio:

20 months.
Minimum average credit quality of any portfolio measured by S&P,

Moody’s, Fitch composite rating:

◾ Short Term A-2 / P2 / F2
◾
Long Term A- / A3/ A-

Maintain diversification across the permitted asset categories by (1) diversifying the self-directed Wells
Fargo portfolio; and (2) allocating funds to outside managers.
M
INIMUM
C
REDIT
R
ATINGS
:
At time

of purchase,

all investments

must carry

a short

/ long

term rating

by at

least one

of Moody’s,
S&P or

Fitch.

If there

are split

ratings, at

least one

rating must

meet the

minimum per

this guideline.

Maximum maturity at time of purchase:

◾ 1 – 7 days - A3 / P3 / F3
◾ 8 – 365 days - A2 / P2 / F2, BBB- / Baa3
◾ 2 Years - BBB / Baa2
◾
3 Years - A- / A3 or better

A
CCEPTABLE
A
SSET
C
ATEGORIES
:
U.S. Government Obligations such as those listed below
◾ Direct obligations of the US Government
◾ Government-sponsored Agency Entities (GSE):
◾ Federal National Mortgage Association [FNMA]
◾ Federal Home Loan Bank [FHLB]
◾ Federal Home Loan Mortgage Corp [FHLMC]
◾
Federal Farm

Credit Bank [FFCB]
Bank Deposits of Major US and Foreign Commercial Banks rated A- / A3 / F2, or FDIC guaranteed
◾ Bankers Acceptances
◾ Certificates of Deposit (Domestic/Yankee)
◾ Commercial Paper Floating Rate Notes
◾
Medium Term Notes

◾ Time Deposits
Institutional Prime Money Market Funds

rated AAA / Aaa / AAA
Corporate Debt

● Asset Backed Securities AA / Aa2 / AA
◾
Commercial Paper 1 – 7 days –

A3 / P3 / F3
◾
Commercial Paper GT 7 days –

A2 / P2 / F2
◾ Corporate Bonds - 2 years BBB- / Baa3 / BBB-
◾
Corporate Bonds – 3 years A- / A3 / A-,

◾ Medium-Term Notes – A / A2 / A
Sovereign/Supranational Debt

rated A- / A3 / A-
Municipal Debt Securities
◾
Taxable or tax-exempt municipal bonds –

2 years; BBB+ / Baa1 / BBB+, 3 years;

A- / A3/ A-,
◾ Short-Term Notes; A2 / P2 / F2, SP-1 / MIG 1
◾ Variable Rate Demand Notes with daily or weekly mandatory puts; A2 / P2 / F2, SP-1 / MIG 1
M
UTUAL
F
UNDS
S
HARES

OF

OPEN
-
END

INVESTMENT

COMPANIES
,

WITH

AVERAGE

MATURITIES

QUALITY

RATINGS
MEETING THE GUIDELINES LISTED ABOVE
.
Downgrades Subsequent to Purchase
If

a

security’s

credit

rating

is

downgraded

below

the

minimum

acceptable

rating,

the

Investment
Manager will notify Cal-Maine of the change with a

recommendation as to whether the security should
be held or sold.

Cal-Maine will make the final decision.
E
FFECTIVE
D
ATE
:

J
ULY
21, 2017

A
PPROVED BY
A
UDIT
C
OMMITTEE
:

07/21/2017

Rating Tier Definitions
Moody's S

& P
Fitch
Credit worthiness

Aaa AAA AAA
Obligor has EXTREMELY STRONG capacity to meet financial

commitment.
Aa1 AA+ AA+ Obligor has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.
Aa2 AA AA
Aa3 AA− AA−
A1 A+ A+ Obligor has STRONG capacity to meet financial commitments but is somewhat more susceptible to the adverse effect of changes in economic conditions and circumstances than obligors in higher-rated categories.
A2 A A
A3 A− A−
Baa1 BBB+ BBB+
Obligor has ADEQUATE capacity to meet its financial

commitments, but adverse economic
conditions or changing circumstances are likely to lead to a weakened capacity of the obligor to meet its financial commitments.
Baa2 BBB BBB
Baa3 BBB− BBB−
Ba1 BB+ BB+
Obligor is LESS VULNERABLE in the near term than other lower-rated obligors. However,

it faces
major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.
Ba2 BB BB
Ba3 BB− BB−
B1 B+ B+ Obligor is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.
B2 B B
B3 B− B−
Caa CCC CCC
Obligor is CURRENTLY VULNERABLE, and dependent

upon favorable business, financial and
economic conditions to meet financial commitments.
Ca CC CC
Obligor is CURRENTLY HIGHLY

-VULNERABLE.
C C
Obligor is CURRENTLY HIGHLY

-VULNERABLE to nonpayment. Bankruptcy petition might have
been filed.
C D D Obligor failed to pay one or more of its financial obligations (rated or unrated) when it became due.
e, p pr Expected
Preliminary ratings assigned to obligations pending receipt of final documentation and legal opinions that may differ from the final rating.
WR
Rating withdrawn for reasons including: debt maturity,

calls, puts, conversions, etc., or business
reasons (e.g. change in the size of debt issue), or issuer default.

Unsolicited Unsolicited Rating initiated by the ratings agency and not requested by the issuer.
SD RD
Agency believes obligor selectively defaulted on a specific issue or class of obligations but will
NR NR NR No rating has been requested or insufficient information on which to base a rating.

S
CHEDULE
2.1/2.2
C
OMMITMENTS
N
AME OF
L
ENDER
R
EVOLVING
C
REDIT
C
OMMITMENT
BMO Harris Bank N.A.
$

86,000,000.00
GreenStone Farm Credit Services, ACA
$

65,000,000.00
AgFirst Farm Credit Bank
$

33,000,000.00
Compeer Financial, PCA
$

33,000,000.00
Farm Credit Bank of Texas
$

33,000,000.00
T
OTAL
$250,000,000.00

S
CHEDULE

6.2
S
UBSIDIARIES
N
AME
J
URISDICTION OF
O
RGANIZATION
P
ERCENTAGE
O
WNERSHIP
American Egg Products, LLC Georgia 100%
Texas Egg Products, LLC Texas Borrower 78.2%
Wharton County Foods, LLC
21.8%
Benton County Foods, LLC Arkansas 100%
Southern Equipment Distributors, Inc. Mississippi 100%
South Texas Applicators, Inc. Delaware 100%
Wharton County Foods, LLC Texas 100%
Red River Valley Egg Farm, LLC Mississippi 100%
Cal-Maine Real Estate LLC Mississippi 100%

S
CHEDULE
6.11
LITIGATION
Refer to the discussion of certain legal proceedings involving the Borrower and/or its subsidiaries in our Quarterly Reports on Form 10-Q for

the period August 28, 2021 and Notes

to Consolidated
Financial Statements

on Contingencies,

which discussions

are incorporated

herein by

reference,
and include the following:

State of Texas

v. Cal-Maine Foods, Inc. d/b/a Wharton; and Wharton County Foods, LLC

On April 23, 2020,

the Company and its

subsidiary Wharton County Foods,

LLC (“WCF”) were
named

as

defendants

in

State

of

Texas

v.

Cal-Maine

Foods,

Inc.

d/b/a

Wharton;

and

Wharton
County Foods,

LLC, Cause

No. 2020-25427,

in the

District Court

of Harris

County,

Texas.

The
State of Texas (the “State”) asserted claims based on the

Company’s and WCF’s alleged violation
of the

Texas

Deceptive Trade

Practices—Consumer Protection

Act, Tex.

Bus. &

Com. Code

§§
17.41-17.63

(“DTPA”).

The

State

claimed

that

the

Company

and

WCF

offered

shell

eggs

at
excessive

or

exorbitant

prices

during

the

COVID-19

state

of

emergency

and

made

misleading
statements about shell

egg prices. The State

sought temporary and permanent

injunctions against
the

Company

and

WCF

to

prevent

further

alleged

violations

of

the

DTPA,

along

with

over
$100,000 in

damages. On

August 13,

2020, the

court granted

the defendants’

motion to

dismiss
the

State’s

original

petition

with

prejudice.

On

September

11,

2020,

the

State

filed

a

notice

of
appeal, which was assigned to the Texas Court of Appeals for the First District. The State filed its opening brief on

December 7, 2020.

The Company and

WCF filed their

response on February

8,
2021. The Texas

Court of Appeals has

not ruled on these

submissions. Management believes the
risk of material loss related to this matter to be remote.
Bell et al. v. Cal-Maine Foods et al.

On April

30, 2020,

the Company

was named

as one

of several

defendants in

Bell et

al. v.

Cal-
Maine Foods et al., Case No. 1:20-cv-461, in the Western District of Texas,

Austin Division. The
defendants include numerous

grocery stores, retailers,

producers, and farms. Plaintiffs

assert that
defendants

violated

the

DTPA

by

allegedly

demanding

exorbitant

or

excessive

prices

for

eggs
during the

COVID-19 state

of emergency. Plaintiffs

request certification

of a

class of

all consumers
who

purchased

eggs

in

Texas

sold,

distributed,

produced,

or

handled

by

any

of

the

defendants
during

the

COVID-19

state

of

emergency.

Plaintiffs

seek

to

enjoin

the

Company

and

other
defendants from selling

eggs at a

price more than

10% greater than

the price of

eggs prior to

the
declaration

of

the

state

of

emergency

and

damages

in

the

amount

of

$10,000

per

violation,

or
$250,000

for

each

violation

impacting

anyone

over

65

years

old.

On

December

1,

2020,

the
Company

and

certain

other

defendants

filed

a

motion

to

dismiss

the

plaintiffs’

amended

class
action complaint.

The plaintiffs

subsequently filed

a motion

to strike,

and the

motion to

dismiss
and related proceedings

were referred to

a United States

magistrate judge. On

July 14, 2021,

the
magistrate judge issued

a report

and recommendation to

the court

that the defendants’

motion to
dismiss

be

granted

and

the

case

be

dismissed

without

prejudice

for

lack

of

subject

matter
jurisdiction.

On

September

20,

2021,

the

court

adopted

the

magistrate’s

report

and

recommendation in its

entirety and granted

defendants’ motion to

dismiss plaintiffs’ first amended
class action complaint; thereafter, the court entered a final judgment in favor of the Company and certain other

defendants dismissing

the case

without prejudice.

The plaintiffs

filed a

Motion to
Alter or Amend Judgment seeking

the court’s permission to file a second

amended complaint, and
on November 1, 2021, the Company filed its Opposition to the Plaintiffs’

motion.

Kraft Foods Global, Inc. et al. v. United Egg Producers, Inc. et al.

As

previously

reported,

on

September

25,

2008,

the

Company

was

named

as

one

of

several
defendants

in

numerous

antitrust

cases

involving

the

United

States

shell

egg

industry.

The
Company settled

all of

these cases,

except for

the claims

of certain

plaintiffs who

sought substantial
damages

allegedly

arising from

the purchase

of egg

products

(as

opposed to

shell

eggs).

These
remaining plaintiffs

are Kraft

Food Global,

Inc., General

Mills, Inc.,

and Nestle

USA, Inc.

(the
“Egg Products Plaintiffs”) and The Kellogg Company.
On September

13, 2019,

the case

with the

Egg Products

Plaintiffs

was remanded

from a

multi-
district

litigation

proceeding

in

the

United

States

District

Court

for

the

Eastern

District

of
Pennsylvania, In

re Processed

Egg Products

Antitrust Litigation,

MDL No.

2002, to

the United
States District Court for the Northern District

of Illinois, Kraft Foods Global, Inc. et

al. v.

United
Egg Producers, Inc. et

al., Case No. 1:11-cv-8808, for

trial. The Egg Products

Plaintiffs allege that
the

Company

and

other

defendants

violated

Section

1

of

the

Sherman

Act,

15.

U.S.C.

§

1,

by
agreeing to limit the production of eggs and thereby

illegally to raise the prices that plaintiffs paid
for processed egg products. In particular, the Egg Products Plaintiffs are attacking certain features
of the

United Egg

Producers animal-welfare

guidelines and

program used

by the

Company and
many

other

egg

producers.

The

Egg

Products

Plaintiffs

seek

to

enjoin

the

Company

and

other
defendants from engaging in antitrust violations

and seek treble money damages. The

parties filed
a joint status report on May

18, 2020. On August 4,

2021, by docket entry, the court instructed the
parties to jointly

submit a second

status report to

the court that

included a proposed

schedule for
preparing a final pretrial

order.

On August 25, 2021,

the parties filed a

joint status report, and

on
August 26,

2021, the

court, by

docket entry,

informed the

parties that

the need

to discuss

issues
was no

longer necessary

and that

a scheduled

August 30,

2021, status

hearing was

stricken. No
trial schedule has yet been entered by the court.
In addition,

on October

24, 2019,

the Company

entered into

a confidential

settlement agreement
with The Kellogg Company dismissing all claims

against the Company for an amount that did

not
have

a

material

impact

on

the

Company’s

financial

condition

or

results

of

operations.

On
November 11,

2019, a stipulation for

dismissal was filed with

the court, but the

court has not yet
entered a judgment on the filing.
The Company

intends to

continue to

defend the

remaining case

with the

Egg Products

Plaintiffs
as

vigorously

as

possible

based

on

defenses

which

the

Company

believes

are

meritorious

and
provable. Adjustments,

if any, which

might result

from the

resolution of

this remaining

matter with
the Egg Products Plaintiffs have

not been reflected in

the financial statements. While

management
believes that there

is still a

reasonable possibility of

a material adverse

outcome from the

case with
the

Egg

Products

Plaintiffs,

at

the

present

time,

it

is

not

possible

to

estimate

the

amount

of
monetary

exposure,

if

any,

to

the

Company

due

to

a

range

of

factors,

including

the

following,

among others:

the matter

is in

the early

stages of

preparing for

trial following

remand; any

trial
will

be

before

a

different

judge

and

jury

in

a

different

court

than

prior

related

cases;

there

are
significant

factual

issues

to

be

resolved;

and

there

are

requests

for

damages

other

than
compensatory damages (i.e., injunction and treble money damages).
State of Oklahoma Watershed Pollution Litigation
On

June 18,

2005,

the

State

of

Oklahoma

filed

suit,

in

the

United

States

District

Court

for

the
Northern District

of Oklahoma,

against Cal-Maine

Foods, Inc.

and Tyson Foods,

Inc. and

affiliates,
Cobb-Vantress, Inc., Cargill, Inc. and its affiliate, George’s,

Inc. and its affiliate, Peterson Farms,
Inc. and Simmons Foods, Inc. The State of Oklahoma claims that through the disposal of chicken litter the defendants have polluted the Illinois River Watershed. This watershed provides water to eastern Oklahoma. The complaint seeks injunctive

relief and monetary damages, but the

claim for
monetary damages

has been

dismissed by

the court.

Cal-Maine Foods,

Inc. discontinued

operations
in the watershed. Accordingly,

we do not anticipate that Cal-Maine Foods, Inc. will be materially affected

by

the

request

for

injunctive

relief

unless

the

court

orders

substantial

affirmative
remediation. Since

the litigation

began, Cal-Maine

Foods, Inc.

purchased 100%

of the

membership
interests

of

Benton

County

Foods,

LLC,

which

is

an

ongoing

commercial

shell

egg

operation
within the

Illinois River

Watershed. Benton

County Foods,

LLC is

not a

defendant in

the litigation.
The trial in the case began in September 2009 and concluded in February 2010. The case was tried without a jury, and the court has not yet issued its ruling. Management believes the risk of material loss related to this matter to be remote.

S
CHEDULE
8.7
E
XISTING
I
NDEBTEDNESS
1.

Other Indebtedness.
P
AYEE
% R
ATE
I
NSTALLMENT
T
OTAL
C
URRENT
L
ONG
-T
ERM
Farm Credit (MOBA) 4.90 Variable $524,316 $218,561 $305,755

S
CHEDULE
8.8
E
XISTING
L
IENS
UCC, T
AX
, J
UDGMENT
& O
THER
L
IEN
S
EARCH
R
ESULTS
C
AL
-M
AINE
F
OODS
, I
NC
.
J
URISDICTION
S
EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Delaware Secretary of
State
10/28/2021 Federal Tax
Lien
Clear
UCC Lien 20040026486 1/6/04 Metropolitan Life
Insurance Company
Specific assets
20084305700 12/30/08 Continuation of 20040026486
20133221661 8/16/13 Continuation of 20040026486
2018 4896268 07/17/18 Continuation of 20040026486
2019 8532546 12/03/19 Termination of 20040026486
20064287603 12/1/06 Metropolitan Life
Insurance Company
Specific equipment and property
20112956848 8/1/11 Continuation of 20064287603
20150287457 1/22/15 Termination of 20064287603
20166699613 10/31/16 Continuation of 20064287603
20141235852 3/31/14 Metropolitan Life
Insurance Company
Specific personal property

J
URISDICTION
S
EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
2018 6708107 09/28/18 Partial release collateral of
20141235852
2018 6960070 10/08/18
Continuation of

20141235852
2019 8532538 12/03/19
Termination of

20141235852
20141238401 3/31/14 Metropolitan Life
Insurance Company
Specific equipment and property
20173735385 6/7/17 Termination of 20141238401
2018 8545457 12/10/18 Continuation of 20141238401
2019 8532553 12/03/19 Termination of 20141238401
2018 4722720 07/10/18 BMO Harris Bank N.A.,
as Agent
Debtor’s interest in Accounts,
chattel paper, instruments, etc., all
as more fully described on
Schedule I
2018 8294304 11/30/18 Pure Water Partners Leased equipment
2019 8080710 11/15/19 Canon Financial Services,
Inc.
Leased equipment
New Castle County
Recorder of Deeds,
Delaware
09/21/2021 Fixture
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Hinds County, MS 10/29/2021 Fixtures,
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Judgments
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J
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EARCH
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ATE
T
YPE OF
S
EARCH
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ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Federal Tax
Liens
64-64 04/01/19 Internal Revenue Service $533,014.90
Released on 05/08/19 and 06/13/19
W
HARTON
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OUNTY
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OODS
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URISDICTION
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EARCH
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ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Texas Secretary of State 10/28/2021 UCC and
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Dallas County, Texas 10/22/2021 Fixture
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Judgment,
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State Tax
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Wharton County, Texas 11/05/2021 Fixture
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Judgment,
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Hinds County, MS 10/29/2021 Fixtures,
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S
OUTH
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EXAS
A
PPLICATORS
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NC
.
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EARCH
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ATE
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YPE OF
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EARCH
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ILING
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O
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ILING
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ATE
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ARTY
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OLLATERAL
T
YPE
Delaware Secretary of
State
10/28/2021 Federal Tax
Lien
Clear
UCC Lien 2018 4722894 07/10/18 BMO Harris Bank N.A.,
as Agent
Debtor’s interest in Accounts,
chattel paper, instruments, etc., all
as more fully described on
Schedule I
New Castle County,
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State Tax
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Judgments
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State Tax
Liens and
Judgments
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Gonzales County Clerk,
Texas
11/05/2021 Fixture
Filings,
Federal and
State Tax
Liens and
Judgments
Clear

S
OUTHERN
E
QUIPMENT
D
ISTRIBUTORS
, I
NC
.
J
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EARCH
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ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Mississippi Secretary of
State
10/29/2021 Federal and
State Tax and
UCC Liens
Clear
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Judgments
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A
MERICAN
E
GG
P
RODUCTS
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EARCH
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ATE
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YPE OF
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EARCH
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ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Superior Court Clerks
Cooperative Authority,
Georgia
10/20/2021 UCC No Records
Found
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Lien – GA
Department
of Revenue
Clear
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the Superior Court,
Georgia
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EARCH
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ATE
T
YPE OF
S
EARCH
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ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
and
Judgment
Liens
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State Tax
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Judgments
Clear
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State Tax
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B
ENTON
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OUNTY
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OODS
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EARCH
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ATE
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YPE OF
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EARCH
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ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Arkansas Secretary of
State
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Federal Tax
Liens
Clear
Benton County, AR 11/02/2021 Fixtures,
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Judgments Bk/PG: 2012-
1961
01/31/12 Department of Workforce
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URISDICTION
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EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Bk/PG: 2012-
17777
10/05/12 Department of Finance
and Administration
$2,840.57
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Bk/PG: 2013-
8874
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and Administration
$864.98
Released on 08/08/13
Hinds County, MS 10/29/2021 Fixtures,
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C
AL
-M
AINE
R
EAL
E
STATE
LLC
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EARCH
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ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Mississippi Secretary of
State
10/29/2021 UCCs, Federal
and State Tax
Liens
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Madison County, MS 10/27/2021 Fixture Filings,
Federal and
State Tax Liens,
Pending Suits
and Judgments
Clear
U.S. District Court,
Mississippi Southern
District
11/03/2021 Federal Pending
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J
URISDICTION
S
EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
U.S. Bankruptcy Court,
Mississippi Southern
District
11/03/2021 Bankruptcy Clear
R
ED
R
IVER
V
ALLEY
E
GG
F
ARM
, LLC
J
URISDICTION
S
EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Mississippi Secretary of
State
10/29/2021 UCCs and
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Liens
Clear
U.S. District Court,
Mississippi Southern
District
11/03/2021 Federal Pending
Suits
Clear
U.S. Bankruptcy Court,
Mississippi Southern
District
11/03/2021 Bankruptcy Clear
Red River County, TX 10/05/2021 Fixture Filings,
Federal and
State Tax Liens
and Judgments
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T
EXAS
E
GG
P
RODUCTS
, LLC
J
URISDICTION
S
EARCH
D
ATE
T
YPE OF
S
EARCH
F
ILING
N
O
. F
ILING
D
ATE
S
ECURED
P
ARTY
C
OLLATERAL
T
YPE
Texas Secretary of State 10/28/2021 UCCs and
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Clear
Gonzales County Clerk,
Texas
11/05/2021 Fixture Filings,
Federal and
State Tax Liens
and Judgments
Clear
U.S. District Court,
Texas District Court
11/03/2021 Federal Pending
Suits
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U.S. Bankruptcy Court,
Texas Western District
11/03/2021 Bankruptcy Clear

S
CHEDULE
8.9
E
XISTING
I
NVESTMENTS
Cal-Maine Foods, Inc.
Existing Investments
Period Ending August 28, 2021
Unconsolidated Entities:
Eggland's Best

$

767,808.74

Southwest Specialty

$5,331,744.00

Specialty Egg

$

349,554.65

US Egg Marketers

$

28,000.00

$6,477,107.39

Investment in Xiant

$4,272,490.92

Life Insurance Cash Value

$

928,233.08

Vanguard

$4,035,178.74

$15,713,010.13

A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This Amended and Restated Credit

Agreement is entered into

as of November 15, 2021

by
and

among

Cal-Maine

Foods,

Inc.,

a

Delaware

corporation

(the
“Borrower”
),

the

direct

and
indirect Wholly-owned Subsidiaries that are

Domestic Subsidiaries of the Borrower

from time to
time party

to this

Agreement, as

Guarantors, the

several financial

institutions from

time to

time
party to

this Agreement,

as Lenders,

and BMO H
ARRIS
B
ANK
N.A.,
as Administrative

Agent as
provided herein.

P
RELIMINARY
S
TATEMENT
W
HEREAS
,
pursuant to

that certain

Credit Agreement

dated as

of July

10, 2018

(as amended
prior to the date

hereof, without giving effect to

the amendments and restatements

set forth herein,
the “Existing Credit Agreement”
), by and among the Borrowers, the Guarantors

party thereto, the
lenders party thereto and the Administrative Agent, the

lenders thereunder have made available to
the

Borrowers

a

revolving

loan

facility

upon

and

subject

to

the

terms

and

conditions

set

forth
therein;
W
HEREAS
,

the

Loan

Parties,

the

Administrative

Agent

and

the

Lenders

desire

to

amend
and

restate

the

Existing

Credit

Agreement

in

its

entirety

in

order

to

provide

an

increase

to

the
revolving credit facility and make certain other amendments as more fully set forth herein, which
amendment and restatement

shall become effective

upon satisfaction of

the conditions precedent
set forth herein;
W
HEREAS
, in

connection with

the foregoing

and as

an inducement

for the

Lenders to

extend
and/or

continue

to

extend

the

credit

contemplated

hereunder,

the

Loan

Parties

have

agreed

to
continue

to

secure

all

of

their

joint

and

several

Obligations

by

granting

to

the

Administrative
Agent, for the benefit of the Lenders,

a first priority lien on the Collateral

(as hereinafter defined);
and

W
HEREAS
, it is the

intent of the

parties hereto that

this Agreement not

constitute a novation
of the obligations

and liabilities of

the parties under

the Existing Credit

Agreement, and the

parties
hereto

hereby

agree

that

all

obligations

under

the

Loan

Documents

(as

amended

prior

to

the
Closing Date) shall continue in full force and effect from and after the Closing Date.
N
OW
, T
HEREFORE
, in consideration

of the mutual

agreements contained herein,

and other
good and valuable

consideration, the receipt

and sufficiency

of which are

hereby acknowledged,
the parties hereto hereby agree as follows:

S
ECTION

1.

D
EFINITIONS
; I
NTERPRETATION
.
Section 1.1.

Definitions
.

The following terms when used herein shall have the

following
meanings:
“Acquired Business”

means the entity or assets acquired by the

Borrower or another Loan
Party in an Acquisition, whether before or after the date hereof.
“Acquisition”

means any transaction or series of related transactions for the purpose of or resulting, directly

or indirectly,

in (a) the

acquisition of

all or

substantially all

of the

assets of

a
Person, or

of any business

or division

of a Person,

(b) the acquisition

of no less

than 51% of

the
capital

stock,

partnership

interests,

membership

interests

or

equity

of

any

Person

(other

than

a
Person

that

is

a

Subsidiary),

or

otherwise

causing

any

Person

to

become

a

Subsidiary,

or

(c) a
merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Borrower or a Guarantor is the surviving entity.
“Additional

Credit

Extension

Amendment”
means

an

amendment

to

this

Agreement
(which

may,

at

the

option

of

the

Administrative

Agent,

be

in

the

form

of

an

amendment

and
restatement of

this Agreement)

providing for

any Extended

Revolving Credit

Commitments and/or
Extended

Incremental

Term

Loans pursuant

to Section

2.16, which

shall

be

consistent with

the
applicable

provisions of

this

Agreement

and

otherwise

satisfactory

to

the parties

thereto.

Each
Additional Credit Extension Amendment shall

be executed by the Administrative Agent,

the L/C
Issuer and/or

the Swingline

Lender (to

the extent

Section 2.16

would require

the consent

of the
L/C

Issuer

and/or

the

Swingline

Lender,

respectively

for

the

amendments

effected

in

such
Additional Credit Extension Amendment), the Loan Partis and each applicable extending Lender.

Any Additional Credit Extension Amendment may

include conditions for delivery of opinions

of
counsel

and

other

documentation

consistent

with

the

conditions

in

Section

7.2

all

to

the

extent
reasonably requested by the Administrative Agent

or the Lenders party to such

Additional Credit
Extension Amendment.
“Adjusted

LIBOR”

means,

for

any

Borrowing

of

Eurodollar

Loans,

a

rate

per

annum
determined in accordance with the following formula:
Adjusted LIBOR

=

LIBOR

1 - Eurodollar Reserve Percentage
“Administrative Agent”
means BMO Harris

Bank N.A., in

its capacity as

Administrative
Agent hereunder, and any successor in such capacity pursuant to Section 10.6.
“Administrative

Questionnaire”
means

an

Administrative

Questionnaire

in

a

form
supplied by the Administrative Agent.
“Affiliate”
means,

with

respect

to

a

specified

Person,

another

Person

that

directly,

or
indirectly through

one or

more intermediaries,

Controls or

is Controlled

by or

is under

common
Control with the Person specified; provided that
, in any event for purposes

of this definition, any
Person that

owns, directly

or indirectly,

5% or

more of

the securities

having the

ordinary voting

power

for

the

election

of

directors

or

governing

body

of

a

corporation

or

5%

or

more

of

the
partnership or other ownership interest of

any other Person (other than

as a limited partner of

such
other Person) will be deemed to control such corporation or other Person.

“Agreement”

means this

Amended and

Restated Credit

Agreement, as

the same

may be
amended, modified, restated or supplemented from time to time pursuant to the terms hereof.
“Anti-Corruption Law”

means the

FCPA and any law, rule

or regulation

of any

jurisdiction
concerning

or

relating

to

bribery

or

corruption

that

are

applicable

to

any

Loan

Party

or

any
Subsidiary or Affiliate.
“Applicable

Margin”

means,

with

respect

to

Loans,

Reimbursement

Obligations,

L/C
Participation Fees,

and the

commitment fees

payable under

Section 3.1(a), until

the first

Pricing
Date, the rates per annum shown

opposite Level I below,

and thereafter from one Pricing Date

to
the

next

the

Applicable

Margin

means

the

rates

per

annum

determined

in

accordance

with

the
following schedule:
L
EVEL
T
OTAL
F
UNDED
D
EBT TO
C
APITALIZATION
R
ATIO FOR
S
UCH
P
RICING
D
ATE
A
PPLICABLE
M
ARGIN FOR
B
ASE
R
ATE
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
R
EIMBURSEMENT
O
BLIGATIONS SHALL
BE
:
A
PPLICABLE
M
ARGIN FOR
E
URODOLLAR
L
OANS UNDER
R
EVOLVING
F
ACILITY AND
L/C
P
ARTICIPATION
F
EES SHALL BE
:
A
PPLICABLE
M
ARGIN FOR
C
OMMITMENT
F
EE
SHALL BE
:
I Less than 20.0%
0.00% 1.00% 0.15%
II
Greater

than

or
equal 20.0%

and
less than 30.0%
0.25% 1.25% 0.20%
III
Greater

than

or
equal 30.0%

and
less than 40.0%
0.50% 1.50% 0.20%
IV
Greater

than

or
equal to 40.0%
0.75% 1.75% 0.25%
For purposes hereof,

the term
“Pricing Date”

means, for

any fiscal quarter

of the Borrower

ending
on or

after November

27, 2021,

the date

on which

the Administrative

Agent is

in receipt

of the
Borrower’s most recent financial statements (and, in the

case of the year-end financial statements,
audit

report)

for

the

fiscal

quarter

then ended,

pursuant to

Section 8.5.

The

Applicable

Margin
shall be established based on

the Total

Funded Debt to Capitalization

Ratio for the most recently
completed fiscal quarter and the Applicable

Margin established on a

Pricing Date shall remain in
effect until the next Pricing Date.

If the Borrower has not delivered

its financial statements by the
date such financial statements

(and, in the case of

the year-end financial

statements, audit report)
are required to be delivered under Section 8.5, until such financial statements and audit report are delivered,

the

Applicable

Margin

shall

be

the

highest

Applicable

Margin

(
i.e.,

Level IV

shall
apply).

If the

Borrower subsequently

delivers such

financial statements

before the

next Pricing

Date,

the

Applicable

Margin

shall

be

determined

on

the

date

of

delivery

of

such

financial
statements

and

remain

in

effect

until

the

next

Pricing

Date.

In

all

other

circumstances,

the
Applicable Margin

shall be in

effect from

the Pricing Date

that occurs immediately

after the end
of

the

fiscal

quarter

covered

by

such

financial

statements

until

the

next

Pricing

Date.

Each
determination of the Applicable

Margin made by the Administrative

Agent in accordance with

the
foregoing

shall

be

conclusive

and

binding

on

the

Borrower

and

the

Lenders

if

reasonably
determined.

“Application”

is defined in Section 2.3(b).
“Assignment

and

Assumption”

means

an

assignment

and

assumption

entered

into

by

a
Lender

and

an

Eligible

Assignee

(with

the

consent

of

any

party

whose

consent

is

required

by
Section 13.2(b)), and accepted by

the Administrative Agent,

in substantially the

form of Exhibit G
or any other form approved by the Administrative Agent.
“Authorized Representative”

means those

persons shown

on the

list of

officers provided
by the

Borrower pursuant

to Section 7.2

or on

any update

of any

such list

provided by

the Borrower
to the Administrative Agent, or any further or different officers of the Borrower so named by any
Authorized Representative of the Borrower in a written notice to the Administrative Agent.
“Bail-In Action”

means the

exercise of

any Write-Down

and Conversion

Powers by

the
applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In

Legislation”

means,

with

respect

to

any

EEA

Member

Country

implementing
Article 55

of Directive

2014/59/EU of

the European

Parliament and

of the

Council of

the European
Union, the implementing

law for such

EEA Member Country

from time to

time which is

described
in the EU Bail-In Legislation Schedule.
“Bank

Products”

means

each

and

any

of

the

following

bank

products

and

services
provided to any

Loan Party

by any Lender

or any of

its Affiliates:

(a) credit or

charge cards

for
commercial customers

(including, without

limitation, “commercial

credit cards”

and purchasing
cards),

(b) stored

value

cards,

and

(c) depository,

cash

management,

and

treasury

management
services

(including,

without

limitation,

controlled

disbursement,

automated

clearinghouse
transactions, return items, overdrafts and interstate depository network services).
“Bank Product

Obligations”

of the

Loan Parties

means any

and all

of their

obligations,
whether

absolute

or

contingent

and

howsoever

and

whensoever

created,

arising,

evidenced

or
acquired (including all renewals, extensions and

modifications thereof and substitutions therefor)
in connection with Bank Products.
“Base Rate”

means, for any

day,

the rate per

annum equal to

the greatest of:

(a) the rate
of interest announced

or otherwise established

by the Administrative

Agent from time

to time as
its prime commercial

rate
as in effect

on such day, with

any change in

the Base Rate

resulting from
a change in said prime commercial rate

to be effective as of the date of the

relevant change in said
prime

commercial

rate

(it

being

acknowledged

and

agreed

that

such

rate

may

not

be

the
Administrative Agent’s best or

lowest rate), (b) the

sum of (i) the

Federal Funds Rate

for such day,

plus

(ii) 1/2 of 1%, and (c) the LIBOR Quoted Rate for such day
plus
1.00%.

As used herein, the
term “LIBOR Quoted Rate”

means, for any day, the rate per annum

equal to the quotient of

(i) the
rate per

annum (rounded

upwards, if

necessary,

to the

next higher

one hundred-thousandth

of a
percentage point)

for deposits

in U.S.

Dollars for

a one-month

interest period

as reported

on the
applicable Bloomberg

screen page

(or such

other commercially

available source

providing such
quotations as may be designated by the Administrative Agent from time to time) as of 11:00 a.m.
(London, England

time) on

such day

(or,

if such

day is

not a

Business Day,

on the

immediately
preceding

Business

Day)

divided

by

(ii) one

(1)

minus

the

Eurodollar

Reserve

Percentage,
provided

that in no event shall the “LIBOR Quoted Rate” be less than 0.00%.
“Base Rate Loan”

means a Loan bearing interest at a rate specified in Section 2.4(a).
“Beneficial Ownership

Certification”

means a

certification regarding

beneficial ownership
a required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation”

means 31 CFR § 1010.230.
“Borrower”

is defined in the introductory paragraph of this Agreement.
“Borrowing”

means

the

total

of

Loans

of

a

single

type

advanced,

continued

for

an
additional Interest Period, or converted from

a different type into such

type by the Lenders under
a

Facility

on

a

single

date

and,

in

the

case

of

Eurodollar

Loans,

for

a

single

Interest

Period.

Borrowings of Loans are

made and maintained ratably

from each of the

Lenders under a Facility
according to their

Percentages of such Facility.

A Borrowing is
“advanced”

on the day Lenders
advance

funds

comprising

such

Borrowing

to

the

Borrower,

is
“continued”

on

the

date

a

new
Interest Period

for the

same type

of Loans

commences for

such Borrowing,

and is
“converted”
when such Borrowing is changed from one

type of Loans to the other,

all as determined pursuant
to Section 2.6.

Borrowings of Swingline Loans are made by the

Swingline Lender in accordance
with the procedures set forth in Section 2.2(b).
“Business Day”

means any day (other than a Saturday or Sunday) on which banks are not authorized or required

to close in

Chicago, Illinois and,

if the applicable

Business Day relates

to
the advance

or continuation

of, or

conversion into,

or payment

of a

Eurodollar

Loan, on

which
banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England.
“Capital Expenditures”

means, with

respect to

any Person

for any

period, the

aggregate
amount of all expenditures

(whether paid in cash

or accrued as a

liability) by such Person

during
that period for the acquisition or leasing (pursuant to

a Capital Lease) of fixed or capital assets or
additions

to

property,

plant,

or

equipment

(including

replacements,

capitalized

repairs,

and
improvements), and for any of the foregoing are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

“Capital Lease ” means any lease of Property which in accordance with GAAP is required to be capitalized on

the balance sheet of

the lessee;
provided

that the adoption or

issuance of any
accounting

standards after

the Closing

Date

will not

cause

any lease

that

was

not

or would

not
have been a Capital Lease prior to such adoption or issuance to be deemed a Capital Lease.

“Capitalized Lease Obligation”

means, for any Person, the

amount of the liability shown
on the balance

sheet of such

Person in respect

of a Capital

Lease determined in

accordance with
GAAP.
“Cash Collateralize”

means, to

pledge and

deposit with

or deliver

to the

Administrative
Agent, for

the benefit of

one or

more of the

L/C Issuer

or Lenders,

as collateral for

L/C Obligations
or

obligations

of

Lenders

to

fund

participations

in

respect

of

L/C

Obligations,

cash

or

deposit
account balances subject

to a first

priority perfected security

interest in favor

of the Administrative
Agent

or,

if

the

Administrative

Agent

and

each

applicable

L/C

Issuer

shall

agree

in

their

sole
discretion,

other

credit

support,

in

each

case

pursuant

to

documentation

in

form

and

substance
satisfactory to the Administrative Agent and each applicable L/C Issuer.

“Cash Collateral”

shall
have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral
and other credit support.
“Cash

Equivalents”
means

(a)

cash

in

banks

or

on

hand

and

(b) investments

with

a
maturity of three (3) months or less when purchased, which are made in accordance with the Cal-
Maine Investment Guidelines as

attached hereto as Schedule 1.1,
17

as the same may

be amended
from time to time with the consent of the Required Lenders.
“CERCLA”
means

the

Comprehensive

Environmental

Response,

Compensation

and
Liability

Act

of

1980,

as

amended

by

the

Superfund

Amendments

and

Reauthorization

Act

of
1986, 42 U.S.C. §§ 9601 et seq.,

and any future amendments.
“Change in

Law”

means the

occurrence, after

the date

of this

Agreement, of

any of

the
following:

(a) the adoption or

taking effect

of any law,

rule, regulation or

treaty,

(b) any change
in

any

law,

rule,

regulation

or

treaty

or

in

the

administration,

interpretation,

implementation

or
application thereof by any Governmental Authority,

or (c) the making or issuance of any request,
rule,

guideline

or

directive

(whether

or

not

having

the

force

of

law)

by

any

Governmental
Authority; provided

that notwithstanding

anything herein

to the contrary, (x) the

Dodd-Frank Wall
Street

Reform

and

Consumer

Protection

Act

and

all

requests,

rules,

regulations,

guidelines

or
directives thereunder

or issued

in connection

therewith

and (y)

all requests,

rules, guidelines

or
directives promulgated

by the

Bank for

International Settlements,

the Basel

Committee on

Banking
Supervision

(or

any

successor

or

similar

authority)

or

the

United

States

or

foreign

regulatory
authorities, in

each case

pursuant to

Basel III,

shall in

each case

be deemed

to be

a “Change

in
Law”, regardless of the date enacted, adopted or

issued, or (b) any “Change of Control” (or

words
of

like

import),

as

defined

in

any

agreement

or

indenture

relating

to

any

issue

of

Material
Indebtedness of any Loan Party or any Subsidiary of a Loan Party, shall occur.
“Change of Control”

means Fred R. Adams Jr.

,

his spouse, natural children, sons-in-law
or

grandchildren,

or

any

trust,

guardianship,

conservatorship

or

custodianship

for

the

primary
benefit of

any of

the foregoing,

or any

family limited partnership,

similar limited

liability company
or other entity that 100% of voting control of such entity, is held by any of the foregoing, cease at
17

Note to Cal-Maine:

Please provide most up to date version of the investment guidelines.

any time

and for

any reason

(including death

or incapacity)

to own,

legally

and beneficially,

at
least 50% of the votes represented by the Voting Stock of the Borrower.
“Closing Date”

means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall

be satisfied or waived in a manner

acceptable to the
Administrative Agent in its discretion.
“Code”

means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.
“Collateral”

means all

properties, rights,

interests, and

privileges from

time to

time subject
to the Liens granted

to the Administrative Agent,

or any security trustee

therefor, by the Collateral
Documents.
“Collateral Account”

is defined in Section 9.4.
“Collateral Access Agreement”

means any landlord

waiver, warehouse, processor or

other
bailee letter

or other

agreement, in

form and

substance satisfactory

to the

Administrative Agent,
between the Administrative

Agent and any

third party (including

any bailee, consignee,

customs
broker, or other similar Person) in possession of any Collateral or any landlord of the Borrower or
any

Subsidiary

for

any

real

property

where

any

Collateral

is

located,

as

such

landlord

waiver,
bailee

letter

or

other

agreement

may

be

amended,

restated,

or

otherwise

modified

from

time

to
time.
“Collateral Documents”
means the Security Agreement,

and all other mortgages,

deeds of
trust,

security

agreements,

pledge

agreements,

assignments,

financing

statements,

control
agreements,

and

other

documents

as

shall

from

time

to

time

secure

or

relate

to

the

Secured
Obligations or any part thereof.
“Commitments”

means the Revolving Credit Commitments.
“ Commodity Exchange Act”

means the Commodity

Exchange Act (7

U.S.C. § 1

et seq.),
as amended from time to time, and any successor statute.

“Connection

Income

Taxes”

means

Other

Connection

Taxes

that

are

imposed

on

or
measured by

net income

(however denominated)

or that

are franchise

Taxes or branch

profit Taxes.
“Control”
means the possession, directly or indirectly,

of the power to direct or cause the
direction of the management

or policies of a

Person, whether through the

ability to exercise voting
power,

by

contract

or

otherwise.

“Controlling”

and
“Controlled”

have

meanings

correlative
thereto.
“Controlled

Group”

means

all

members

of

a

controlled

group

of

corporations

and

all
trades or businesses

(whether or not

incorporated) under common

control which, together

with any
Loan Party, are treated as a single employer under Section 414 of the Code.

“Credit Event”

means the advancing

of any Loan,

or the issuance

of, or extension

of the
expiration date or increase in the amount of, any Letter of Credit.
“Debtor Relief

Laws”

means the

Bankruptcy Code

of the

United States

of America,

and
all

other

liquidation,

conservatorship,

bankruptcy,

assignment

for

the

benefit

of

creditors,
moratorium, rearrangement,

receivership, insolvency, reorganization, or

similar debtor

relief Laws
of the United States or other applicable jurisdictions from time to time in effect.
“Default”

means any

event or

condition which

constitutes an

Event of

Default or

any event
or condition

the occurrence

of which

would, with

the passage

of time

or the

giving of

notice, or
both, constitute an Event of Default.
“Defaulting Lender”

means, subject

to Section 2.13(b),

any Lender

that (a) has

failed to
(i) fund all or any portion

of its Loans within two

(2) Business Days of the date

such Loans were
required

to

be

funded

hereunder

unless

such

Lender

notifies

the

Administrative

Agent

and

the
Borrower in writing that such failure is the result

of such Lender’s determination that one or more
conditions precedent to funding

(each of which conditions

precedent, together with any

applicable
default,

shall

be

specifically

identified in

such writing)

has not

been

satisfied,

or (ii)

pay

to the
Administrative Agent,

any L/C

Issuer, the Swingline Lender

or any

other Lender any

other amount
required to be paid by it hereunder (including in

respect of its participation in Letters of Credit or
Swingline

Loans)

within

two

(2) Business

Days

of

the

date

when

due,

(b) has

notified

the
Borrower, the

Administrative Agent or

any L/C Issuer

or the Swingline

Lender in

writing that it
does not intend to comply with

its funding obligations hereunder,

or has made a public statement
to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a
Loan

hereunder

and

states

that

such

position

is

based

on

such

Lender’s

determination

that

a
condition precedent to

funding (which condition

precedent, together with

any applicable default,
shall

be

specifically

identified

in

such

writing

or

public

statement)

cannot

be

satisfied),

(c) has
failed,

within

three

(3) Business

Days

after

written

request

by

the

Administrative

Agent

or

the
Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding

obligations hereunder (
provided

that such Lender shall

cease to be a
Defaulting

Lender

pursuant

to

this

clause (c)

upon

receipt

of

such

written

confirmation

by

the
Administrative Agent and

the Borrower), or

(d) has, or has

a direct or

indirect parent company

that
has, at

any time

after the

Closing Date

(i) become

the subject

of a

proceeding under

any Debtor
Relief

Law,

(ii) had

appointed

for

it

a

receiver,

custodian,

conservator,

trustee,

administrator,
assignee for

the benefit

of creditors

or similar

Person charged

with reorganization

or liquidation
of its business or assets, including the Federal Deposit

Insurance Corporation or any other state or
federal regulatory

authority acting

in such

a capacity

or (iii) become

the subject

of a

Bail-in Action;
provided

that

a

Lender

shall

not

be

a

Defaulting

Lender

solely

by

virtue

of

the

ownership

or
acquisition of

any equity interest

in that Lender

or any direct

or indirect parent

company thereof
by a Governmental Authority so

long as such ownership

interest does not result in

or provide such
Lender

with

immunity

from

the

jurisdiction

of

courts

within

the

United

States

or

from

the
enforcement

of

judgments

or

writs

of

attachment

on

its

assets

or

permit

such

Lender

(or

such
Governmental Authority)

to reject,

repudiate, disavow

or disaffirm

any contracts

or agreements
made

with

such

Lender.

Any

determination

by

the

Administrative

Agent

that

a

Lender

is

a
Defaulting

Lender

under

clauses (a)

through

(d)

above

shall

be

conclusive

and

binding

absent
manifest

error,

and

such

Lender

shall

be

deemed

to

be

a

Defaulting

Lender

(subject

to

Section 2.13(b)) upon

delivery of

written notice

of such

determination to

the Borrower,

the L/C
Issuer, the Swingline Lender and each Lender.
“Designated Disbursement Account”

means the account of the Borrower maintained with
the Administrative Agent or its Affiliate and designated in writing to the Administrative Agent as the Borrower’s Designated Disbursement Account (or such other account as the Borrower and the
Administrative Agent may otherwise agree).
“Disposition”

means

the

sale,

lease,

conveyance

or

other

disposition

of

Property,

other
than (a) the sale or lease of inventory in the ordinary course of business, and (b) the sale, transfer, lease or other disposition of Property of a

Loan Party to another Loan Party in the

ordinary course
of its business.

“Domestic Subsidiary”

means a Subsidiary that is not a Foreign Subsidiary.
“EEA Financial

Institution”

means (a) any

credit institution

or investment

firm established
in any EEA Member Country

which is subject to

the supervision of an

EEA Resolution Authority,
(b) any entity established in

an EEA Member Country

which is a parent

of an institution described
in

clause

(a)

of

this

definition,

or

(c) any

financial

institution

established

in

an

EEA

Member
Country which is a subsidiary of an

institution described in clauses (a) or

(b) of this definition and
is subject to consolidated supervision with its parent.
“EEA Member Country”

means any of the member states of

the European Union, Iceland,
Liechtenstein, and Norway.
“EEA

Resolution

Authority”

means

any

public

administrative

authority

or

any

person
entrusted

with

public

administrative

authority

of

any

EEA

Member

Country

(including

any
delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee”
means any Person

that meets the

requirements to be

an assignee under
Section 13.2(b)(iii),

(v)

and

(vi)

(subject

to

such

consents,

if

any,

as

may

be

required

under
Section 13.2(b)(iii)).
“Eligible Line

of Business”

means any

business engaged

in as

of the

date of

this Agreement
by

the

Borrower or

any other

Loan Party

or any

business

reasonably

related

thereto,

including,
without limitation, spent

foul business, further

processing, fertilizer or

nutrient manufacturing or
cooperative

purchasing

or

similar

businesses

related

to

Borrower’s

commercial

egg

production
business.
“Environmental

Claim”
means

any

investigation,

notice,

violation,

demand,

allegation,
action, suit,

injunction, judgment,

order,

consent decree,

penalty,

fine, lien,

proceeding or

claim
(whether administrative, judicial

or private in

nature), but not

including internal reports

prepared
by

or

on

behalf

of

Borrower

in

the

ordinary

course

of

business,

arising

(a) pursuant

to,

or

in
connection with an actual or alleged violation of, any Environmental

Law, (b) in

connection with
any Hazardous

Material, (c) from

any abatement,

removal, remedial,

investigative, corrective

or
response

action

in

connection

with

a

Hazardous

Material,

Environmental

Law

or

order

of

a

governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health,
safety, natural resources or the environment.
“Environmental Law”

means any current

or future

Legal Requirement pertaining

to (a) the
protection

of

health,

safety

and

the

indoor

or

outdoor

environment,

(b) the

conservation,
management, protection

or use

of natural

resources and

wildlife, (c) the

protection or

use of

surface
water

or groundwater,

(d) the

management,

manufacture, possession,

presence, use,

generation,
transportation,

treatment,

storage,

disposal,

Release,

threatened

Release,

abatement,

removal,
investigation, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution
(including

any

Release

to

air,

land,

surface

water

or

groundwater),

and

any

amendment,

rule,
regulation, order or directive issued thereunder.
“Environmental

Liability”

means

any

liability,

contingent

or

otherwise

(including

any
liability for damages, costs of environmental remediation, fines, costs of compliance, penalties or indemnities), of any Loan

Party or any Subsidiary

of a Loan Party

directly or indirectly resulting
from

or

based

upon

(a) any

actual

or

alleged

violation

of

any

Environmental

Law,

(b)

the
generation,

use,

handling,

transportation,

storage,

treatment

or

disposal

of

any

Hazardous
Materials, (c) exposure

to any Hazardous Materials,

(d) the Release or threatened

Release of any
Hazardous

Materials

into

the

environment

or

(e)

any

contract,

agreement

or

other

legally
enforceable

consensual

arrangement

pursuant

to

which

liability

is

assumed

or

imposed

with
respect to any of the foregoing.
“ERISA”

means the

Employee Retirement

Income Security

Act of

1974, as

amended, or
any successor statute thereto.
“EU Bail-In Legislation Schedule”

means the EU Bail-In Legislation Schedule published
by the Loan Market Association (or any successor Person), as in effect from time to time.
“Eurodollar Loan”

means a Loan bearing interest at the rate specified in Section 2.4(b).
“Eurodollar Reserve

Percentage”

means the

maximum reserve

percentage, expressed

as
a decimal, at which reserves

(including, without limitation, any emergency, marginal, special, and supplemental reserves) are imposed by the Board of Governors of the Federal Reserve System (or
any

successor)

on
“eurocurrency

liabilities”
,

as

defined

in

such

Board’s

Regulation D

(or

any
successor thereto),

subject to

any amendments

of such

reserve requirement

by such

Board or

its
successor, taking into

account any

transitional adjustments

thereto.

For purposes

of this

definition,
the relevant

Loans shall

be deemed

to be
“eurocurrency

liabilities”

as defined

in Regulation D
without

benefit

or

credit

for

any

prorations,

exemptions

or

offsets

under

Regulation D.
The
Eurodollar Reserve

Percentage shall

be adjusted

automatically on

and as

of the

effective date

of
any change in any such reserve percentage.
“Event of Default”

means any event or condition identified as such in Section 9.1.
“Event of

Loss”

means, with respect

to any

Property,

any of

the following:

(a) any loss,
destruction or damage of

such Property or (b) any

condemnation, seizure, or taking,

by exercise of

the power of

eminent domain or

otherwise, of such

Property,

or confiscation of

such Property or
the requisition of the use of such Property.

“Exchange Act”

means the United States Securities and Exchange Act of 1934.
“Excluded

Deposit

Account”
means

a

deposit

account

the

balance

of

which

consists
exclusively of (and

is identified when

established as an

account established solely

for the purposes
of)

(a) withheld

income

Taxes

and

federal,

state,

local

or

foreign

employment

Taxes

in

such
amounts

as

are

required

in

the

reasonable

judgment

of

a

Loan

Party

to

be

paid

to

the

Internal
Revenue Service or

any other U.S.,

federal, state or

local or foreign

government agencies within
the

following

month

with

respect

to

employees

of

such

Loan

Party,

(b) amounts

required

to

be
paid over to an

employee benefit plan pursuant

to DOL Reg. Sec. 2510.3-102

on behalf of or

for
the

benefit

of

employees

of

any

Loan

Party,

(c) amounts

which

are

required

to

be

pledged

or
otherwise

provided

as

security

pursuant

to

any

requirement

of

any

Governmental

Authority

or
foreign pension requirement,

(d) amounts to be

used to fund

payroll obligations (including,

but not
limited to,

any ZBA

for payroll

and amounts

payable to

any employment

contracts between

any
Loan

Party

and

their

respective

employees),

(e)

Texas

Egg

Products,

LLC

and

South

Texas
Applicators,

Inc.

deposit

accounts,

and

(f) other

deposit

accounts

maintained

in

the

ordinary
course

of

business

containing

cash

amounts

that

do

not

exceed

at

any

time

$2,000,000

in

the
aggregate for all such

accounts under this clause (f),

unless requested by the

Administrative Agent
after the occurrence and during the continuation of an Event of Default.
“ Excluded Equity Issuances
” means (a) the issuance by

any Subsidiary of equity securities
to

the

Borrower

or

any

Guarantor,

as

applicable,

(b) the

issuance

of

equity

securities

by

the
Borrower

to any

Person

that

is

an

equity

holder

of

the

Borrower

prior

to such

issuance,

(c) the
issuance of equity securities of the Borrower to directors, officers and employees of the Borrower and its

Subsidiaries pursuant

to employee

stock option

plans (or

other employee

incentive plans
or other compensation arrangements) approved by the Borrower’s Board of Directors, and (d) the issuance of equity

securities of the

Borrower in order

to finance the

purchase consideration (or

a
portion thereof) in connection with a Permitted Acquisition or Capital Expenditures.
“Excluded Property” means (a) any intent-to-use trademark application prior to the filing of

a

“Statement

of

Use”

or

“Amendment

to

Allege

Use”

with

the

United

States

Patent

and
Trademark Office

with respect thereto,

to the extent,

if any,

that, and solely

during the period,

if
any, in which, the grant of a security interest therein would impair the validity or enforceability of
such intent-to-use

trademark application

under applicable

federal law;

(b) any

permit

or license
issued to any

Loan Party as

the permit holder

or licensee thereof

or any lease

to which any

Loan
Party is lessee thereof, in each case only to the extent and for so long as the terms of such permit,
license, or lease effectively

(after giving effect to

Sections 9-406 through 9-409, inclusive,

of the
Uniform Commercial

Code in

the applicable

state (or

any successor

provision or

provisions) or
any other

applicable law)

prohibit the

creation by

such Loan

Party of

a security

interest in

such
permit,

license,

or

lease

in

favor

of

the

Administrative

Agent

or

would

result

in

an

effective
invalidation, termination or

breach of the

terms of any

such permit, license

or lease (after

giving
effect

to

Sections

9-406

through

9-409,

inclusive,

of

the

Uniform

Commercial

Code

in

the
applicable state

(or any

successor provision

or provisions)

or any

other applicable

law), in

each
case unless and until any required consents

are obtained,
provided

that the Excluded Property will

not include, and the Collateral

shall include and the security

interest granted in the Collateral

shall
attach

to,

(x) all

proceeds,

substitutions

or

replacements

of any

such

excluded

items

referred

to
herein

unless

such

proceeds,

substitutions

or

replacements

would

constitute

excluded

items
hereunder, (y) all rights to payment due or to become due under any such excluded items referred to herein, and (z) if and when

the prohibition which prevents the granting

of a security interest in
any such Property is

removed, terminated, or otherwise

becomes unenforceable as

a matter of

law,
the Administrative Agent will be

deemed to have, and at

all times to have had,

a security interest
in such property,

and the Collateral

will be deemed

to include, and

at all times

to have included,
such Property without further action or

notice by any Person; and (c) Excluded

Deposit Accounts.

“ Excluded Swap Obligation
” means, with respect

to any Guarantor,

any Swap Obligation
if, and

to the

extent that,

all or

a portion

of the

Guarantee of

such Guarantor

of, or

the grant

by
such Guarantor of

a security interest

to secure, such

Swap Obligation (or

any Guarantee thereof)
is or

becomes illegal

under the

Commodity Exchange

Act or

any rule,

regulation or

order of

the
Commodity

Futures

Trading

Commission

(or

the

application

or

official

interpretation

of

any
thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in

the Commodity Exchange Act

and the regulations thereunder

at the time
the

Guarantee

of

such

Guarantor

or

the

grant

of

such

security

interest

becomes

effective

with
respect to

such related

Swap Obligation.

If a

Swap Obligation

arises under

a master

agreement
governing

more

than

one

swap,

such

exclusion

shall

apply

only

to

the

portion

of

such

Swap
Obligation that is

attributable to swaps

for which such

Guarantee or security

interest is or

becomes
illegal.
“Excluded

Taxes”

means

any

of

the

following

Taxes

imposed

on

or

with

respect

to

a
Recipient or

required to

be withheld

or deducted

from a

payment to

a Recipient,

(a) Taxes imposed
on or measured by

net income (however denominated),

franchise Taxes, and branch profits Taxes,
in each case,

(i) imposed as a

result of such

Recipient being organized

under the laws

of, or having
its

principal

office

or,

in

the

case

of

any

Lender,

its

applicable

lending

office

located

in,

the
jurisdiction

imposing

such

Tax

(or

any

political

subdivision

thereof)

or

(ii) that

are

Other
Connection Taxes, (b) in

the case

of a

Lender, U.S. federal

withholding Taxes imposed

on amounts
payable to

or for

the account

of such

Lender with

respect to

an applicable

interest in

a Loan

or
Commitment pursuant

to a

law in

effect on the

date on

which (i) such

Lender acquires

such interest
in the Loan or Commitment (other than pursuant to an assignment request by the

Borrower under
Section 2.12) or (ii) such Lender changes its lending office, except in each case to the extent that,
pursuant to Section 4.1 amounts

with respect to such Taxes

were payable either to

such Lender’s
assignor immediately

before such

Lender became

a party

hereto or

to such

Lender immediately
before it

changed its

lending office,

(c) Taxes

attributable to

such Recipient’s

failure to

comply
with Section 4.1(g), and (d) any U.S. federal withholding Taxes imposed under FATCA

.
“Existing

Credit

Agreement”
has

the

meaning

specified

in

the

Preliminary

Statements
hereto.
“Extended Revolving Credit Commitment” means any Revolving Credit Commitment the maturity of which has been extended pursuant to Section 2.16.

“ Extended Revolving Loans
” means any Revolving Loans

made pursuant to the Extended
Revolving Credit Commitments.
“
Extended Incremental

Term

Loans
” means any

Incremental Term

Loans the maturity

of
which shall have been extended pursuant to Section 2.16.
“ Extension ” has the meaning specified in Section 2.16(a).
“ Extension Offer ” has the meaning specified in Section 2.16(a).
“Facility”

means any of the Revolving Facility or the Incremental Term Facility.
“FATCA”

means Sections 1471

through 1474

of the

Code, as

of the

date of

this Agreement
(or any

amended or

successor version

that is

substantively comparable

and not

materially more
onerous to comply

with), any current

or future regulations

or official

interpretations thereof, and
any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FCPA”

means the Foreign Corrupt Practices Act, 15 U.S.C. §§78dd-1, et seq.
“Federal

Funds

Rate”

means,

for

any

day,

the

rate

per

annum

equal

to

the

weighted
average of the rates on overnight federal funds transactions with members of the Federal Reserve
System,

as

published

by

the

Federal

Reserve

Bank

of

New

York

on

the

Business

Day

next
succeeding such day; provided

that (a) if such day is

not a Business Day,

the Federal Funds Rate
for

such

day

shall

be

such

rate

on

such

transactions

on

the

next

preceding

Business

Day

as

so
published on

the next

succeeding Business

Day,

and (b) if

no such

rate is

so published

on such
next

succeeding

Business

Day,

the

Federal

Funds

Rate

for

such

day

shall

be

the

average

rate
(rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative
Agent on such day on such transactions as determined

by the Administrative Agent;
provided

that
in no event shall the Federal Funds Rate be less than 0.00%.
“Financial Officer”

of any Person means

the chief financial officer,

principal accounting
officer, treasurer or controller of such Person.

“Foreign Lender” means a Lender that is not a U.S. Person.
“Foreign

Subsidiary”

means

each

Subsidiary

that

(a) is

organized

under

the

laws

of

a
jurisdiction other

than the

United States

of America

or any

state thereof

or the

District of

Columbia,
(b) conducts substantially all

of its

business outside of

the United

States of America,

and (c) has
substantially all of its assets outside of the United States of America.

“Fronting Exposure”

means, at any time

there is a Defaulting

Lender, (a)

with respect to
any L/C Issuer, such Defaulting Lender’s

Revolver Percentage of the

outstanding L/C Obligations
with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting

Lender’s participation

obligation has

been reallocated

to other

Lenders or

Cash
Collateralized in accordance with the terms

hereof, and (b) with respect to

the Swingline Lender,
such

Defaulting

Lender’s

Revolver

Percentage

of

outstanding

Swingline

Loans

made

by

the

Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Fund”
means

any

Person

(other

than

a

natural

person)

that

is

(or

will

be)

engaged

in
making, purchasing, holding or otherwise

investing in commercial loans and

similar extensions of
credit in the ordinary course of its business.
“GAAP”

means generally accepted accounting

principles set forth from

time to time in

the
opinions and

pronouncements of

the Accounting

Principles Board

and the

American Institute

of
Certified

Public

Accountants

and

statements

and

pronouncements

of

the

Financial

Accounting
Standards Board (or

agencies with similar

functions of comparable

stature and authority

within the
U.S.

accounting

profession),

which

are

applicable

to

the

circumstances

as

of

the

date

of
determination.
“Governmental Authority”

means the government of the United States of

America or any
other

nation,

or

of

any

political

subdivision

thereof,

whether

state

or

local,

and

any

agency,
authority, instrumentality, regulatory body, court, central

bank or

other entity

exercising executive,
legislative,

judicial,

taxing, regulatory

or

administrative

powers or

functions of

or

pertaining

to
government

(including

any

supra-national

bodies

such

as

the

European

Union

or

the

European
Central Bank).
“Guarantee”

of or by

any Person (the
“guarantor”
) means any

obligation, contingent or
otherwise,

of

the

guarantor

guaranteeing

or

having

the

economic

effect

of

guaranteeing

any
Indebtedness

or

other

obligation

of

any

other

Person

(the
“primary

obligor”
)

in

any

manner,
whether

directly

or

indirectly,

and

including

any

obligation

of

the

guarantor,

direct

or

indirect,
(a) to

purchase

or

pay

(or

advance

or

supply

funds

for

the

purchase

or

payment

of)

such
Indebtedness or other obligation

or to purchase (or

to advance or supply

funds for the purchase

of)
any security

for the

payment thereof,

(b) to purchase

or lease

property,

securities or

services for
the purpose of

assuring the owner

of such Indebtedness

or other obligation

of the payment thereof,
(c) to

maintain

working

capital,

equity

capital

or

any

other

financial

statement

condition

or
liquidity of

the primary

obligor so

as to

enable the

primary obligor

to pay

such Indebtedness

or
other obligation

or (d)

as an

account party

in respect

of any

letter of

credit or

letter of

guaranty
issued

to

support

such

Indebtedness

or

obligation;
provided

that

the

term

Guarantee

shall

not
include endorsements for collection or deposit in the ordinary course of business.
“Guaranty Agreements”

means and

includes the

Guarantee of

the Loan

Parties provided
for in Section 11, and

any other guaranty agreement executed and delivered

in order to guarantee
the Secured Obligations

or any part

thereof in form

and substance acceptable

to the Administrative
Agent.
“Guarantors”

means

and

includes

each

Wholly-owned

Subsidiary

that

is

a

Domestic
Subsidiary of

the Borrower, and

Borrower, in its

capacity as

a guarantor

of the

Secured Obligations
of another Loan Party.

“Hazardous

Material”
means

any

substance,

chemical,

compound,

product,

solid,

gas,
liquid,

waste,

byproduct,

pollutant,

contaminant

or

material

which

is

hazardous,

toxic,

or

a

pollutant

and

regulated

pursuant

to

any

Environmental

Law

and

includes,

without

limitation,
(a) asbestos, polychlorinated biphenyls and

petroleum (including crude oil

or any fraction thereof)
and (b) any

material classified

or regulated as

“hazardous,” “toxic,”

or a “pollutant”

or words

of
like import pursuant to an Environmental Law.

For the purposes of this Agreement, however, the
Parties

acknowledge

and

agree

that

Borrower

is

in

the

live

animal

agriculture

business

and
routinely generates, stores, handles, transports, composts, disposes of,

applies and/or sells manure
for

beneficial

reuse

(fertilizer)

in

the

ordinary

course

of

business,

that

manure

naturally

breaks
down and releases

ammonia, phosphorus and

other substances and

such manure and

its constituent
parts shall not be “Hazardous Material” hereunder.
“Hazardous

Material

Activity”

means

any

activity,

event

or

occurrence

involving

a
Hazardous

Material,

including,

without

limitation,

the

manufacture,

possession,

presence,

use,
generation,

transportation,

treatment,

storage,

disposal,

Release,

threatened

Release,

abatement,
removal, remediation, handling of or corrective or response action to any Hazardous Material.
“Hedging Agreement”

means any agreement with respect to

any swap, forward, future or
derivative transaction or

option or similar

agreement involving, or

settled by reference

to, one or
more

rates,

currencies,

commodities,

equity

or

debt

instruments

or

securities,

or

economic,
financial

or

pricing

indices

or

measures

of

economic,

financial

or

pricing

risk

or

value

or

any
similar transaction

or any

combination of

these transactions;
provided

that no

phantom stock

or
similar

plan providing

for

payments

only

on

account

of

services

provided

by

current

or

former
directors,

officers,

employees

or

consultants

of

any

Loan

Party

or

its

Subsidiaries

shall

be

a
Hedging Agreement.
“Hedging Liability”

means the

liability of

any Loan

Party
to any

of the

Lenders, or

any
Affiliates

of such

Lenders

in

respect

of

any

Hedging

Agreement

as

such

Loan

Party

may

from
time

to

time

enter

into

with

any

one

or

more

of

the

Lenders

party

to

this

Agreement

or

their
Affiliates,

whether

absolute

or

contingent

and

howsoever

and

whensoever

created,

arising,
evidenced

or

acquired

(including

all

renewals,

extensions

and

modifications

thereof

and
substitutions therefor); provided, however,

that, with respect to any

Guarantor, Hedging Liability
Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.

“Hostile Acquisition”

means the acquisition of

the capital stock or

other equity interests of
a Person through a tender offer

or similar solicitation of the owners

of such capital stock or other
equity interests

which has

not been

approved (prior

to such

acquisition) by

resolutions of

the Board
of Directors of such Person or by similar action if such Person is not a corporation, or as to which such approval has been withdrawn.
“Increase”

is defined in Section 2.15.
“Increase Date”

is defined in Section 2.15.
“Incremental Amendment”

is defined in Section 2.15.
“Incremental Term

Facility”

means the credit facility for Incremental Term Loans.

“Incremental Term

Loans”

is defined in Section 2.15.
“Incremental Term Loan Percentage”
means, for

each Lender, the

percentage held

by such
Lender of the aggregate principal amount of all Incremental Term Loans outstanding, if any.
“Indebtedness”

means for

any Person

(without duplication)

(a) all indebtedness

created,
assumed or

incurred in

any manner

by such

Person representing

money borrowed

(including by
the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services

(other

than

trade

accounts

payable

arising

in

the

ordinary

course

of

business),

(c) all
indebtedness secured by

any Lien upon

Property of such

Person, whether or

not such Person

has
assumed

or

become

liable

for

the

payment

of

such

indebtedness,

(d) all

Capitalized

Lease
Obligations of such

Person, (e) all obligations

of such Person

on or with

respect to letters

of credit,
bankers’ acceptances and other extensions of credit to the

extent any of the foregoing are not cash
collateralized,

whether or not representing obligations for borrowed

money, (f) all

obligations of
such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any
equity interest in

such Person or

any other Person

or any warrant,

right or option

to acquire such
equity interest, valued, in

the case of a

redeemable preferred interest, at

the greater of its

voluntary
or

involuntary

liquidation

preference

plus

accrued

and

unpaid

dividends,

(g) all

net

obligations
(determined

as

of

any

time

based

on

the

termination

value

thereof)

of

such

Person

under

any
interest

rate,

foreign

currency,

and/or

commodity

swap,

exchange,

cap,

collar,

floor,

forward,
future

or

option

agreement,

or

any

other

similar

interest

rate,

currency

or

commodity

hedging
arrangement;

and

(h) all

Guarantees

of

such

Person

in

respect

of

any

of

the

foregoing.

For

all
purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership
or joint venture (other than a joint venture that is itself a corporation or limited liability company)
in which such Person

is a general partner

or a joint venturer, unless such

Indebtedness is expressly
made non-recourse to such Person.
“Indemnified Taxes”

means (a) all Taxes

other than Excluded Taxes,

imposed on or with
respect to any

payment made by

or on account

of any obligation

of any Loan

Party under any

Loan
Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Interest

Payment Date”

means (a) with

respect to

any Eurodollar

Loan, the

last day

of
each

Interest

Period

with

respect

to

such

Eurodollar

Loan

and

on

the

maturity

date

and,

if

the
applicable

Interest

Period

is

longer

than

three (3)

three

months,

on

each

day

occurring

every
three (3)

months

after

the

commencement

of

such

Interest

Period,

(b) with

respect

to

any

Base
Rate Loan (other than

Swingline Loans), the

last day of

every calendar quarter

and on the

maturity
date, and (c) as to

any Swingline Loan, (i) bearing

interest by reference to

the Base Rate, the

last
day of every calendar month, and on the maturity date and (ii) bearing interest by reference to the
Swingline Lender’s Quoted Rate, the

last day of the

Interest Period with respect

to such Swingline
Loan, and on the maturity date.
“Interest

Period”

means the

period commencing

on the

date a

Borrowing of

Eurodollar
Loans or Swingline Loans

(bearing interest at

the Swingline Lender’s

Quoted Rate) is advanced,
continued,

or

created

by

conversion

and

ending

(a) in

the

case

of

Eurodollar

Loans,

one (1),
two (2), three (3), six (6) or twelve

(12) months thereafter and (b) in

the case of Swingline Loans
bearing interest

at the

Swingline Lender’s

Quoted Rate,

on the

date one

(1) to

five (5)

Business

Days thereafter as

mutually agreed by

the Borrower and

the Swingline Lender,
provided, however,
that:

(i)

no Interest Period

shall extend

beyond the final

maturity date

of the relevant
Loans;

(ii)

whenever the last day of any

Interest Period would otherwise be a

day that
is not

a Business

Day,

the last

day of

such Interest

Period shall

be extended

to the

next
succeeding Business Day, provided
that, if such

extension would cause

the last day

of an
Interest

Period

for

a

Borrowing

of

Eurodollar

Loans

to

occur

in

the

following

calendar
month,

the last

day of

such Interest

Period

shall be

the immediately

preceding

Business
Day; and

(iii)

for

purposes

of

determining

an

Interest

Period

for

a

Borrowing

of
Eurodollar

Loans, a

month

means

a period

starting on

one

day in

a calendar

month and
ending

on

the

numerically

corresponding

day

in

the

next

calendar

month;
provided,
however,

that if there is

no numerically corresponding day

in the month in

which such an
Interest Period is to

end or if such

an Interest Period begins

on the last Business

Day of a
calendar month,

then such

Interest Period

shall end

on the

last Business

Day of

the calendar
month in which such Interest Period is to end.
“IRS” means the United States Internal Revenue Service.
“L/C Issuer”

means

BMO

Harris

Bank

N.A.,

in

its

capacity

as

the

issuer

of

Letters

of
Credit

hereunder,

in

each

case

together

with

its

successors

in

such

capacity

as

provided

in
Section 2.3(h).
“L/C Obligations”

means the aggregate

undrawn face amounts

of all outstanding

Letters
of Credit and all unpaid Reimbursement Obligations.
“L/C Participation Fee”

is defined in Section 3.1(b).
“L/C Sublimit”

means $15,000,000,

as reduced

or otherwise

amended pursuant

to the

terms
hereof.
“Legal

Requirement”

means

any

treaty,

convention,

statute,

law,

common

law,

rule,
regulation,

ordinance,

license,

permit,

governmental

approval,

injunction,

judgment,

order,
consent decree

or other

requirement of

any governmental

authority, whether federal, state,

or local.
“Lenders”

means

and

includes

BMO

Harris

Bank

N.A.
and

the

other

Persons

listed

on
Schedule

2.1/2.2

and

any

other

Person

that

shall

have

become

party

hereto

pursuant

to

an
Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to

an

Assignment and

Assumption.

Unless the

context

requires otherwise,

the

term
“Lenders”
includes the Swingline Lender.
“Lending Office”

is defined in Section 4.7.

“Letter of Credit”

is defined in Section 2.3(a).
“LIBOR”

means,

for

an

Interest

Period

for

a

Borrowing

of

Eurodollar

Loans,

(a) the
LIBOR Index Rate

for such Interest

Period, if such

rate is available,

and (b) if the

LIBOR Index
Rate

cannot

be

determined,

the

arithmetic

average

of

the

rates

of

interest

per

annum

(rounded
upwards, if

necessary, to the nearest

1/100 of

1%) at

which deposits

in U.S.

Dollars in

immediately
available funds are offered to the

Administrative Agent at 11:00 a.m. (London, England time)

two
(2) Business Days before

the beginning of

such Interest Period

by three (3)

or more major

banks
in the interbank

euro dollar market

selected by the Administrative

Agent for delivery

on the first
day of and for a period equal to such Interest Period

and in an amount equal or comparable to the
principal amount

of the

Eurodollar Loan

scheduled to

be made

as part

of such

Borrowing, provided
that in no event shall “LIBOR” be less than 0.00%.
“LIBOR Index Rate”

means, for any

Interest Period, the

rate per annum

(rounded upwards,
if necessary, to the next higher one hundred-thousandth of a percentage point)

for deposits in U.S.
Dollars for a period equal to such Interest Period, as reported on the applicable Bloomberg screen page (or

such other

commercially available

source providing

such quotations

as may

be designated
by the

Administrative Agent

from time

to time)
as of

11:00 a.m.

(London, England

time) on

the
day two (2) Business Days before the commencement of such Interest Period.
“Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.
“Loan”

means any Revolving

Loan, Swingline Loan,

or Incremental Term

Loan (if any)
whether

outstanding

as

a

Base

Rate

Loan

or

Eurodollar

Loan

or

otherwise,

each

of

which

is

a
“type”

of Loan hereunder.
“Loan

Documents”

means

this

Agreement,

the

Notes

(if

any),

the

Applications,

the
Collateral

Documents,

the

Guaranty

Agreements,

and

each

other

instrument

or

document

to

be
delivered hereunder or thereunder or otherwise in connection therewith.
“Loan Party”

means the Borrower and each of the Guarantors.

“Marketable Securities”

means investments with a

maturity of more than

three (3) months
when

purchased

which

are

made

in

accordance

with

the

Cal-Maine

Investment

Guidelines

as
attached hereto as Schedule 1.1, as the

same may be amended from time to

time with the consent
of the Required Lenders.
“Material

Adverse

Effect”

means

(a)

a

material

adverse

change

in,

or

material

adverse
effect upon, the operations, business, or financial condition of the Borrower or of the Loan

Parties
and their Subsidiaries taken as a whole, (b) a material impairment of the ability of any

Loan Party
to perform its material
obligations under any Loan

Document or (c) a material

adverse effect upon
(i) the

legality,

validity,

binding

effect

or

enforceability

against

any

Loan

Party

of

any

Loan
Document

or

the

material

rights

and

remedies

of

the

Administrative

Agent

and

the

Lenders
thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document.

“Material Indebtedness”

means Indebtedness (other than

the Loans and Letters

of Credit),
or

obligations

in

respect

of

one

or more

Hedging Agreements,

of

any one

or

more

of

the

Loan
Parties

and

its

Subsidiaries

with

an

individual

outstanding

principal

amount

exceeding
$30,000,000.

For purposes of

determining Material Indebtedness,

the “obligations” of

any Loan
Party or any

Subsidiary in respect

of any Hedging

Agreement at any

time shall be

the maximum
aggregate

amount

(giving

effect

to

any

netting

agreements)

that

such

Loan

Party

or

such
Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
“Minimum

Collateral

Amount”

means,

at

any

time,

(a) with

respect

to

Cash

Collateral
consisting of cash

or deposit account

balances, an amount

equal to 105%

(or 100%

if such Cash
Collateral consists

of a

demand or

time deposit

account) of

the Fronting

Exposure of

all L/C

Issuers
with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount
determined by the Administrative Agent and the L/C Issuer in their sole discretion.
“Moody’s”

means Moody’s Investors Service, Inc.
“Net Cash

Proceeds”

means, as

applicable, (a) with

respect to

any Disposition

by a

Person,
cash and cash equivalent proceeds

received by or for such Person’s

account, net of (i) reasonable
direct costs relating

to such Disposition, (ii) sale,

use or other transactional

taxes paid or payable
by

such

Person

as

a

direct

result

of

such

Disposition,

and

(iii) the

amount

of

any

Indebtedness
permitted hereby

which is

secured by

a prior

perfected Lien

on the

asset subject

to such

Disposition
and is required to be

repaid in connection with such

Disposition, (b) with respect to any

Event of
Loss

of

a

Person,

cash

and

cash

equivalent

proceeds

received

by

or

for

such

Person’s

account
(whether

as

a

result

of

payments

made

under

any

applicable

insurance

policy

therefor

or

in
connection with condemnation

proceedings or otherwise),

net of reasonable

direct costs incurred
in connection with the

collection of such proceeds,

awards or other payments,

and the amount of
any Indebtedness permitted hereby which is secured by

a prior perfected Lien in the asset subject
to the

Event of

Loss and

(c) with

respect to

any offering

of equity

securities of

a Person

or the
issuance of any

Indebtedness by a

Person,

cash and cash

equivalent proceeds received

by or for
such Person’s account, net of reasonable

legal, underwriting, and other

fees and expenses incurred
as a direct result thereof.

“Net

Income”

means,

with

reference

to

any

period,

the

net

income

(or

net

loss)

of

the
Borrower and

its Subsidiaries

for such

period computed

on a

consolidated basis

in accordance

with
GAAP; provided

that there shall be excluded from

Net Income (a) the net income (or

net loss) of
any Person accrued

prior to the

date it becomes

a Subsidiary of,

or has merged

into or consolidated
with, the Borrower

or another Subsidiary, (b) the

net income (or

net loss) of

any Person (other

than
a Subsidiary) in which the Borrower or any of its Subsidiaries has an equity interest, except to the
extent of the amount of dividends or other distributions actually paid to the Borrower or any of its
Subsidiaries during such period, and (c) the undistributed earnings of any Subsidiary to the extent that the

declaration or

payment of

dividends or

similar distributions

by such

Subsidiary is

not at
the

time

permitted

by

the

terms

of

any

contractual

obligation

(other

than

under

any

Loan
Document) or requirement of law applicable to such Subsidiary.

“Net Worth”
means, at

any time

the same

is to

be determined,

total shareholder’s

equity
(including capital stock,

additional paid in

capital, and retained

earnings after deducting

treasury

stock) that would appear on the balance sheet of the

Borrower and its Subsidiaries, determined in
accordance with GAAP on a consolidated basis.
“Non-Consenting Lender”
means any

Lender that

does not

approve any

consent, waiver
or amendment that

(a) requires the approval

of all affected

Lenders in accordance

with the terms
of Section 13.3 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender”

means, at any time, each Lender that is not

a Defaulting Lender
at such time.
“Note”

and
“Notes”

each is defined in Section 2.10.
“Obligations”

means all

obligations of

the Borrower

to pay

principal and

interest on

the
Loans, all Reimbursement Obligations

owing under the Applications,

all fees and charges payable
hereunder, and all

other payment

obligations of

the Borrower

or any

other Loan

Party arising

under
or in relation to

any Loan Document, in

each case whether now

existing or hereafter arising,

due
or

to

become

due,

direct

or

indirect,

absolute

or

contingent,

and

howsoever

evidenced,

held

or
acquired.
“OFAC”
means

the

United

States

Department

of

Treasury

Office

of

Foreign

Assets
Control.
“OFAC

Event”
is defined in Section 8.15.
“OFAC

Sanctions

Programs”

means

all

laws,

regulations,

and

Executive

Orders
administered

by

OFAC,

including

without

limitation,

the

Bank

Secrecy

Act,

anti-money
laundering

laws

(including,

without

limitation,

the

Uniting

and

Strengthening

America

by
Providing

Appropriate

Tools

Required

to

Intercept

and

Obstruct

Terrorism

Act

of

2001,
Pub. L. 107-56

(a/k/a

the

USA

Patriot

Act)),

and

all

economic

and

trade

sanction

programs
administered by

OFAC,

any and

all similar

United States

federal laws,

regulations or

Executive
Orders (whether administered by OFAC or otherwise), and any similar laws,

regulations or orders
adopted by any State within the United States.
“Other Connection

Taxes”
means, with

respect to

any Recipient,

Taxes imposed as a

result
of a present or former connection between such Recipient and the jurisdiction imposing such Tax
(other than

connections arising

from such

Recipient having

executed, delivered,

become a

party
to,

performed

its

obligations

under,

received

payments

under,

received

or

perfected

a

security
interest under,

engaged in

any other

transaction pursuant

to or

enforced any

Loan Document,

or
sold or assigned an interest in any Loan or Loan Document).
“Other

Taxes”

means

all

present

or

future

stamp,

court

or

documentary,

intangible,
recording, filing

or similar

Taxes

that arise

from any

payment made

under,

from the

execution,
delivery,

performance, enforcement or registration of,

from the receipt or perfection

of a security
interest under,

or otherwise with

respect to, any

Loan Document, except

any such Taxes

that are
Other Connection

Taxes

imposed with

respect to an

assignment (other than

an assignment

made
pursuant to Section 2.12).

“Participant” has the meaning assigned to such term in clause (d) of Section 13.2.
“Participant Register” has the meaning specified in clause (d) of Section 13.2.
“Participating Interest”

is defined in Section 2.3(e).
“Participating Lender”

is defined in Section 2.3(e).
“PBGC”

means

the Pension

Benefit Guaranty

Corporation or

any Person

succeeding to
any or all of its functions under ERISA.
“Percentage”
means for any

Lender its Revolver

Percentage or its

Incremental Term Loan
Percentage, as applicable.
“Permitted Acquisition”

means any Acquisition with respect to which all of the following conditions shall have been satisfied:

(a)

the Acquired Business

is in an

Eligible Line of

Business and has

its primary
operations within the United States of America;

(b)

the Acquisition shall not be a Hostile Acquisition;

(c)

the Borrower or a Subsidiary shall

be the surviving entity in any

merger to
which it is a party in connection with such Acquisition;

(d)

if a

new Subsidiary

is formed

or acquired

as a

result of

or in

connection with
the Acquisition,

the Borrower

shall have

complied with

the requirements

of Section 12.3
within 30 days of the completion thereof;

(e)

after

giving

effect

to

the

Acquisition

and

any

Credit

Event

in

connection
therewith,

no

Default

shall

exist,

including

with

respect

to

the

financial

covenants
contained in

Section 8.22 on

a pro

forma basis

(looking back

four completed

fiscal quarters
as if the Acquisition occurred

on the first day of

such period and after giving

effect to the
payment of the purchase price for the Acquired Business); and

(f)

after

giving

effect

to

the

Acquisition

and

any

Credit

Event

in

connection
therewith, the

sum of

cash and

Cash Equivalents

of the

Borrower plus

availability under
the Revolving Facility shall equal at least $50,000,000.

“Person”
means

any

natural

Person,

corporation,

limited

liability

company,

trust,

joint
venture, association, company, partnership, Governmental Authority or other entity.
“Plan”

means any employee

pension benefit plan

covered by Title IV of

ERISA or subject
to the minimum funding standards

under Section 412 of the Code

that either (a) is maintained

by
a member of

the Controlled Group

for employees of

a member of

the Controlled Group

or (b) is
maintained pursuant

to a collective

bargaining agreement

or any other

arrangement under

which

more than one

employer makes contributions

and to which

a member of

the Controlled Group

is
then making or accruing an obligation to make contributions or has within the preceding five plan
years made contributions.
“Premises”

means the real property owned or leased by any Loan Party or any Subsidiary
of a Loan Party.
“Property”

means,

as

to

any

Person,

all

types

of

real,

personal,

tangible,

intangible

or
mixed property owned by such Person whether

or not included in the most recent

balance sheet of
such Person and its subsidiaries under GAAP.
“
Qualified ECP

Guarantor
” means,

in respect

of any

Swap Obligation,

each Loan

Party
that

has

total

assets

exceeding

$10,000,000

at

the

time

the

relevant

Guarantee

or

grant

of

the
relevant security

interest becomes

effective

with respect

to such

Swap Obligation

or such

other
person as constitutes an

“eligible contract participant” under

the Commodity Exchange Act

or any
regulations promulgated

thereunder and

can cause

another person

to qualify

as an

“eligible contract
participant”

at

such

time

by

entering

into

a

keepwell

under

Section 1a(18)(A)(v)(II)

of

the
Commodity Exchange Act.

“RCRA”

means the Solid Waste Disposal Act, as amended by the

Resource Conservation
and

Recovery

Act

of

1976

and

Hazardous

and

Solid

Waste

Amendments

of

1984,
42 U.S.C. §§ 6901 et seq. , and any future amendments.
“Recipient
” means (a)

the Administrative

Agent, (b) any

Lender, and

(c) any L/C

Issuer,
as applicable.
“Register”

is defined in Section 13.2(c).
“Reimbursement Obligation”

is defined in Section 2.3(c).
“Related

Parties”
means,

with

respect

to

any

Person,

such

Person’s

Affiliates

and

the
partners,

directors, officers,

employees,

agents, trustees,

administrators, managers,

advisors

and
representatives of such Person and of such Person’s Affiliates.
“Release”

means

any

spilling,

leaking,

pumping,

pouring,

emitting,

emptying,
discharging,

injecting,

escaping,

leaching,

migrating,

dumping,

or

disposing

into

the

indoor

or
outdoor

environment,

including,

without

limitation,

the

abandonment

or

discarding

of

barrels,
drums, containers,

tanks or

other receptacles

containing or

previously containing any

Hazardous
Material.
“Required

Lenders”
means,

at

any

time,

Lenders

having

Total

Credit

Exposures
representing (a)

if there

are

2 or

less Lenders,

all of

the Lenders,

and (b) if

there are

3 or

more
Lenders, 50.0% or

more of the

Total

Credit Exposures of

all Lenders.

To

the extent provided

in
the last

paragraph of

Section 13.3, the

Total

Credit Exposure

of any

Defaulting Lender

shall be
disregarded in determining Required Lenders at any time.

“Responsible Officer”

of any person

means any executive

officer or

Financial Officer

of
such Person and any other officer, general partner or managing member or similar official thereof with

responsibility

for

the

administration

of

the

obligations

of

such

person

in

respect

of

this
Agreement whose signature

and incumbency shall

have been certified

to the Administrative

Agent
on or

after

the Closing

Date pursuant

to an

incumbency certificate

of the

type contemplated

by
Section 7.2.
“Revolver

Percentage”

means,

for

each

Lender,

the

percentage

of

the

total

Revolving
Credit

Commitments

represented

by

such

Lender’s

Revolving

Credit

Commitment

or,

if

the
Revolving

Credit

Commitments

have

been

terminated

or

expired,

the

percentage

of

the

total
Revolving Credit Exposure then outstanding held by such Lender.
“Revolving Facility”

means the credit facility for making Revolving Loans

and Swingline
Loans and issuing Letters of Credit described in Sections 2.1, 2.2 and 2.3.

“Revolving Credit

Commitment”

means, as

to any Lender,

the obligation of

such Lender
to make

Revolving Loans

and to

participate in

Swingline Loans

and Letters

of Credit

issued for
the account

of the

Borrower hereunder

in an

aggregate principal

or face

amount at

any one

time
outstanding not to exceed

the amount set forth

opposite such Lender’s

name on Schedule 2.1/2.2
attached hereto

and made

a part

hereof, as

the same

may be

reduced or

modified at

any time

or
from time to

time pursuant to

the terms hereof

(including, without limitation,

Section 2.15 hereof).

The Borrower and the

Lenders acknowledge and agree

that the Revolving Credit

Commitments of
the Lenders aggregate $250,000,000 on the Closing Date.
“Revolving Credit Exposure”
means, as to any Lender

at any time, the aggregate

principal
amount at

such time

of its

outstanding Revolving

Loans and

such Lender’s

participation in

L/C
Obligations and Swingline Loans at such time.
“Revolving Credit

Termination

Date”

means November

15, 2026

or such

earlier date

on
which the

Revolving Credit

Commitments are

terminated in

whole pursuant

to Section 2.11,

9.2
or 9.3.
“Revolving Loan”
is defined in Section 2.1 and, as so defined, includes a

Base Rate Loan
or a Eurodollar Loan, each of which is a “type”

of Revolving Loan hereunder.
“Revolving Note”

is defined in Section 2.10.
“S&P”

means Standard & Poor’s Ratings

Services Group, a Standard & Poor’s Financial
Services LLC business.
“SEC”

means the United States Securities and Exchange Commission.
“Secured

Obligations”

means

the

Obligations,

Hedging

Liability,

and

Bank

Product
Obligations, in each case

whether now existing or

hereafter arising, due or

to become due, direct
or

indirect,

absolute

or

contingent,

and

howsoever

evidenced,

held

or

acquired

(including

all
interest, costs,

fees, and charges

after the

entry of an

order for

relief against

any Loan Party

in a

case

under

the

United

States

Bankruptcy

Code

or

any

similar

proceeding,

whether

or

not

such
interest, costs,

fees and

charges would

be an

allowed claim

against such

Loan Party

in any

such
proceeding);
provided,

however,

that,

with

respect

to

any

Guarantor,

Secured

Obligations
Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.
“Securities Act” means the United States Securities Act of 1933.
“Security Agreement”

means that certain Security

Agreement dated as of

July 10, 2018, as
amended

and

reaffirmed

by

that

certain

Reaffirmation,

Modification

and

Omnibus

Joinder
Agreement dated

as of

the date hereof

among the Loan

Parties and

the Administrative

Agent, as
the same may be amended, modified, amended and restated, supplemented or otherwise modified from time to time.
“Subsidiary”

means,

as

to

any

particular

parent

corporation

or

organization,

any

other
corporation or organization more

than 50% of

the outstanding Voting

Stock of which

is at the

time
directly

or

indirectly

owned

by

such

parent

corporation

or

organization

or

by

any

one

or

more
other entities

which are

themselves subsidiaries

of such

parent corporation

or organization.

Unless
otherwise expressly

noted herein,

the term
“Subsidiary”

means a

Subsidiary of

the Borrower

or
of any of its direct or indirect Subsidiaries.
“ Swap Obligation
” means, with respect

to any Guarantor, any obligation

to pay or perform
under

any

agreement,

contract

or

transaction

that

constitutes

a

“swap”

within

the

meaning

of
Section 1a(47) of the Commodity Exchange Act.

“Sweep Depositary”

shall have

the meaning

set forth

in the

definition of

Sweep to

Loan
Arrangement.
“Sweep to Loan Arrangement”

means a cash management arrangement established by the
Borrower

with

the

Swingline

Lender

or

an

Affiliate

of

the

Swingline

Lender,

as

depositary

(in
such

capacity,

the
“Sweep Depositary”
),

pursuant to

which the

Swingline Lender

is authorized
(a) to make

advances of

Swingline Loans

hereunder,

the proceeds

of which

are deposited

by the
Swing Lender into a designated

account of the Borrower

maintained at the Sweep Depositary, and
(b) to

accept

as

prepayments

of

the

Swingline

Loans

hereunder

proceeds

of

excess

targeted
balances

held

in

such

designated

account

at

the

Sweep

Depositary,

which

cash

management
arrangement is

subject to

such agreement(s) and

on such

terms acceptable to

the Sweep Depositary
and the Swing Lender.
“Swingline”
means the credit facility for

making one or more

Swingline Loans described
in Section 2.2.

“Swingline

Lender”

means

BMO

Harris

Bank

N.A.,

in

its

capacity

as

the

Lender

of
Swingline Loans

hereunder,

or any

successor Lender

acting in

such capacity

appointed pursuant
to Section 13.2.
“Swingline Lender’s

Quoted Rate”

is defined in Section 2.2(b).

“Swingline Sublimit”

means $15,000,000, as reduced pursuant to the terms hereof.
“Swingline Loan” and “Swingline Loans”

each is defined in Section 2.2(b).
“Swing Note”

is defined in Section 2.10.
“Tangible

Net Worth
” means total

shareholder’s equity that

would appear on

the balance
sheet of the

Borrower and

its Subsidiaries

minus the

sum of

(a) all

assets which

would be

classified
as

intangible

assets

under

GAAP,

including,

without

limitation,

goodwill,

patents,

trademarks,
trade

names,

copyrights,

franchises

and

deferred

charges

(including,

without

limitation,
unamortized debt

discount and

expense, organization costs

and deferred

research and

development
expense)

and

similar

assets,

and

(b)

the

write

up

of

assets

above

cost

(other

than

marketable
securities); provided,

however, that intangible

assets shall

not include

prepaid expenses

(including,
without

limitation,

prepaid

insurance,

software

licenses

and

support

agreements,

consulting
contracts

and

prepaid

financing

fees)

carried

on

the

consolidated

balance

sheet,

in

each

case
determined on a consolidated basis in accordance with GAAP.
“Taxes”

means all

present or

future taxes,

levies, imposts,

duties, deductions,

withholdings
(including backup withholding),

assessments, fees or

other charges imposed by

any Governmental
Authority, including any interest, additions to tax or penalties applicable thereto.
“Total

Capitalization”

means,

at

any time

the same

is

to

be determined,

the

sum

of

(a)
Total Funded Debt and (b) Net Worth.
“Total

Credit Exposure”
means, as to any

Lender at any

time, the unused Commitments,
Revolving Credit Exposure, and Incremental Term Loans (if any) of such Lender at such time.
“Total Funded Debt”

means, at

any time

the same

is to

be determined,

the sum

(but without
duplication) of (a) all Indebtedness of the Borrower and

its Subsidiaries at such time described in
clauses (a)

through

(f),

both

inclusive,

of

the

definition

thereof,

and

(b) all

Indebtedness

of

any
other Person which is directly or indirectly Guaranteed by the Borrower or any of its Subsidiaries
or which

the Borrower

or any

of its

Subsidiaries has

agreed (contingently

or otherwise)

to purchase
or otherwise acquire or

in respect of which

the Borrower or any

of its Subsidiaries has

otherwise
assured a creditor against loss.
“Total Funded Debt to Capitalization Ratio”

means, as of

the last day

of any fiscal

quarter
of the Borrower,

the ratio of (a) Total

Funded Debt of the Borrower and

its Subsidiaries as of the
last day of such fiscal quarter

to (b) Total Capitalization of the Borrower and its Subsidiaries as of
the last day of such fiscal quarter.
“Unfunded

Vested

Liabilities”
means,

for

any

Plan

at

any

time,

the

amount

(if

any)

by
which the present value of all

vested nonforfeitable accrued benefits under such Plan

exceeds the
fair market

value of

all Plan

assets allocable

to such

benefits, all

determined as

of the

then most
recent valuation

date for

such Plan,

but only

to the

extent that

such excess

represents a

potential
liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

“U.S. Dollars”

and
“$”

each means the lawful currency of the United States of America.
“U.S.

Person”
means

any

Person

that

is

a

“United

States

Person”

as

defined

in
Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate”
has the

meaning assigned

to such

term in

subsection (f)
of Section 4.1.
“Voting

Stock”

of any Person means capital stock or

other equity interests of any class or
classes (however designated) having ordinary power

to vote as prescribed for such class

of capital
stock or equity

interest for the

election of directors

or other similar

governing body of

such Person,
other than stock or other equity interests having

such power only by reason of the happening

of a
contingency.
“Welfare

Plan”

means a “welfare plan” as defined in Section 3(1) of ERISA.
“Wholly-owned Subsidiary”

means a Subsidiary

of which all

of the issued

and outstanding
shares of capital stock (other

than directors’ qualifying shares as

required by law) or other

equity
interests are

owned by

the Borrower

and/or one

or more

Wholly-owned Subsidiaries

within the
meaning of this definition.
“Withholding Agent”

means any Loan Party and the Administrative Agent.
“Write-Down

and

Conversion

Powers”

means,

with

respect

to

any

EEA

Resolution
Authority, the write-down and conversion powers of such

EEA Resolution Authority from

time to
time under

the Bail-In

Legislation for

the applicable

EEA Member

Country,

which write-down
and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.2. Interpretation.

The foregoing

definitions are

equally applicable

to both

the
singular and plural

forms of the

terms defined.

Whenever the context

may require, any

pronoun
shall

include

the

corresponding

masculine,

feminine

and

neuter

forms.

The

words

“include,”
“includes”

and

“including”

shall

be

deemed

to

be

followed

by

the

phrase

“without

limitation.”

The

word

“will”

shall

be

construed

to

have

the

same

meaning

and

effect

as

the

word

“shall.”

Unless

the

context

requires

otherwise

(a) any

definition

of

or

reference

to

any

agreement,
instrument or other document herein shall

be construed as referring to such

agreement, instrument
or other document as from time to time amended, supplemented or otherwise modified (subject to
any

restrictions

on

such

amendments,

supplements

or

modifications

set

forth

herein),

(b)

any
reference herein to any Person shall be

construed to include such Person’s successors and assigns,
(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer

to this

Agreement in

its entirety

and not

to any

particular provision

hereof, (d)

all references
herein

to

Articles,

Sections,

Exhibits

and

Schedules

shall

be

construed

to

refer

to

Articles

and
Sections

of,

and

Exhibits

and

Schedules

to,

this

Agreement,

(e)

any

reference

to

any

law

or
regulation

herein

shall,

unless

otherwise

specified,

refer

to

such

law

or

regulation

as

amended,
modified

or supplemented

from

time to

time,

and (f)

the words

“asset” and

“property” shall

be
construed to have the same

meaning and effect and

to refer to any and

all tangible and intangible
assets and

properties, including

cash, securities,

accounts and

contract

rights.

All references

to

time of day herein are references to

Chicago, Illinois, time unless otherwise specifically provided.

Where the character or amount of

any asset or liability or item

of income or expense is required

to
be determined or any

consolidation or other accounting

computation is required to

be made for

the
purposes

of

this

Agreement,

it

shall

be

done

in

accordance

with

GAAP,

except

where

there

is
variation from GAAP as currently reflected

under the current financial statements as consistently
applied

and

except

where

such

principles

are

inconsistent

with

the

specific

provisions

of

this
Agreement.

Section 1.3.

Change in Accounting Principles
.

If, after the date of this

Agreement, there
shall occur

any change

in GAAP

from those

used in

the preparation

of the

financial statements
referred to in Section 6.5 and such change

shall result in a change in the method

of calculation of
any

financial

covenant,

standard

or

term

found

in

this

Agreement,

either

the

Borrower

or

the
Required Lenders

may by

notice to

the Lenders

and the

Borrower,

respectively,

require that

the
Lenders and the Borrower

negotiate in good faith to

amend such covenants, standards, and

terms
so as equitably

to reflect

such change in

accounting principles,

with the desired

result being

that
the criteria for evaluating the financial condition of

the Borrower and its Subsidiaries shall be the
same as if such change had not been made.

No delay by the Borrower or the Required Lenders in
requiring such negotiation

shall limit their

right to so

require such a

negotiation at any time

after
such a change in accounting principles.

Until any such covenant, standard, or term is amended in
accordance with this

Section, financial covenants

shall be computed

and determined in

accordance
with GAAP

in effect prior

to such

change in

accounting principles.

Without limiting

the generality
of

the

foregoing,

the

Borrower

shall

neither

be

deemed

to

be

in

compliance

with

any

financial
covenant hereunder nor

out of compliance

with any financial

covenant hereunder if

such state of
compliance

or

noncompliance,

as

the

case

may

be,

would

not

exist

but

for

the

occurrence

of

a
change in accounting principles after the date hereof.

Section 1.4.

Divisions
.

For all

purposes under

the Loan

Documents, in

connection with
any division

or plan

of division

under Delaware

law (or

any comparable

event under

a different
jurisdiction’s laws): (a) if

any asset, right, obligation or liability of any Person becomes the asset,
right, obligation or liability of a different Person, then it shall be deemed to have been transferred
from the original

Person to the

subsequent Person, and

(b) if any

new Person comes

into existence,
such new Person

shall be deemed

to have been

organized on

the first date

of its existence

by the
holders of its equity interests at such time.
S
ECTION

2.

T
HE
R
EVOLVING
F
ACILITY
Section 2.1.

Revolving Facility.

Subject to the terms and conditions hereof, each Lender,
by its

acceptance hereof,

severally agrees

to make

a loan

or loans

(individually a
“Revolving Loan”
and collectively for all the Lenders the “Revolving Loans” ) in U.S. Dollars to the Borrower from time

to

time

on

a

revolving

basis

up

to

the

amount

of

such

Lender’s

Revolving

Credit
Commitment, subject to any reductions

thereof pursuant to the terms

hereof, before the Revolving
Credit

Termination

Date.

The

sum

of

the

aggregate

principal

amount

of

Revolving

Loans,
Swingline

Loans,

and

L/C

Obligations

at

any

time

outstanding

shall

not

exceed

the

Revolving
Credit Commitments

in effect

at such

time.

Each Borrowing

of Revolving

Loans shall

be made
ratably

by

the

Lenders

in

proportion

to

their

respective

Revolver

Percentages.

As

provided

in
Section 2.6(a), the

Borrower may

elect that

each Borrowing

of Revolving

Loans be

either Base

Rate Loans

or Eurodollar

Loans.

Revolving Loans

may be

repaid and

the principal amount

thereof
reborrowed

before

the

Revolving

Credit

Termination

Date,

subject

to

the

terms

and

conditions
hereof.
Section 2.2 Swingline Loans.

(a)
Generally
.

Subject to the terms and conditions hereof,
as part of

the Revolving Facility,

the Swingline Lender may,

in its sole

discretion, make loans in
U.S. Dollars

to

the

Borrower

under

the

Swingline

(individually

a
“Swingline

Loan”

and
collectively

the
“Swingline

Loans”
)

which

shall

not

in

the

aggregate

at

any

time

outstanding
exceed

the

Swingline

Sublimit.

Swingline

Loans

may

be

availed

of

from

time

to

time

and
borrowings thereunder may

be repaid and

used again during

the period

ending on the

Revolving
Credit

Termination

Date.

Each Swingline

Loan shall

be in

a minimum

amount

of $150,000

or
such greater

amount which

is an

integral multiple

of $100,000.

Each Swingline

Loan shall

bear
interest until maturity

(whether by acceleration or

otherwise) at a

rate per annum equal

to (x) the
rate per annum for Base Rate Loans under the Revolving Facility as from time to time in effect or
(y) the Swingline

Lender’s Quoted Rate

(computed on

the basis

of a

year of

360 days for

the actual
number

of

days

elapsed).

Interest

on

each

Swingline

Loan

shall

be

due

and

payable

by

the
Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

(b)

Requests

for

Swingline

Loans
.

The

Borrower

shall

give

the

Administrative

Agent
prior notice

(which may

be written

or oral)

no later

than 12:00 Noon

(Chicago time)

on the

date
upon which

the Borrower

requests that

any Swingline

Loan be

made, of

the amount

and date

of
such Swingline

Loan, and,

if applicable,

the Interest

Period requested

therefor.

The Administrative
Agent shall promptly advise

the Swingline Lender of

any such notice received

from the Borrower.

Thereafter,

the

Swingline

Lender

shall

notify

the

Administrative

Agent

(who

shall

thereafter
promptly notify the Borrower) whether or

not it has elected to make

such Swingline Loan.

If the
Swingline Lender

agrees to make

such Swingline Loan,

it may in

its discretion quote

an interest
rate to

the Borrower

at which

the Swingline

Lender would

be willing

to make

such Swingline

Loan
available to

the Borrower

for the

Interest Period

so requested

(the rate

so quoted

for a

given Interest
Period

being

herein

referred

to

as
“Swingline

Lender’s

Quoted

Rate”
).

The

Borrower
acknowledges

and

agrees

that

the

interest

rate

quote

is

given

for

immediate

and

irrevocable
acceptance.

If the Borrower does not so immediately accept the Swingline Lender’s Quoted Rate for the

full amount

requested by

the Borrower

for such

Swingline Loan,

the Swingline

Lender’s
Quoted Rate shall be

deemed immediately withdrawn.

If the Swingline Lender’s

Quoted Rate is
not accepted

or otherwise

does not

apply,

such Swingline

Loan shall

bear interest

at the

rate per
annum for Base

Rate Loans under

the Revolving Facility

as from time

to time in

effect.

Subject
to the terms and

conditions hereof, the proceeds

of each Swingline Loan

extended to the Borrower
shall

be

deposited

or

otherwise

wire

transferred

to

the

Borrower’s

Designated

Disbursement
Account or as the

Borrower, the

Administrative Agent, and the

Swingline Lender may otherwise
agree.

Anything contained

in the

foregoing to

the contrary

notwithstanding, the

undertaking of
the Swingline Lender to make Swingline Loans shall be subject to all of the terms and conditions
of

this

Agreement

(provided

that

the

Swingline

Lender

shall

be

entitled

to

assume

that

the
conditions precedent to

an advance of

any Swingline

Loan have been

satisfied unless notified

to
the contrary by the Administrative Agent or the Required Lenders).

(c)
Refunding Swingline Loans
.

In its sole

and absolute discretion,

the Swingline Lender
may at

any time,

on behalf

of the

Borrower (which

hereby irrevocably

authorizes the

Swingline

Lender

to

act

on

its

behalf

for

such

purpose)

and

with

notice

to

the

Borrower

and

the
Administrative Agent, request each Lender to make a Revolving

Loan in the form of a Base Rate
Loan in

an amount

equal to

such Lender’s

Revolver Percentage

of the

amount of

the Swingline
Loans outstanding

on the date

such notice

is given

(which Loans

shall thereafter

bear interest

as
provided for

in Section

2.4(a)).

Unless an

Event of

Default described

in Section 9.1(j)

or 9.1(k)
exists with respect to

the Borrower, regardless of the existence

of any other Event

of Default, each
Lender shall

make the

proceeds of

its requested

Revolving Loan

available to

the Administrative
Agent

for

the

account

of

the

Swingline

Lender),

in

immediately

available

funds,

at

the
Administrative

Agent’s

office

in

Chicago,

Illinois

(or

such

other

location

designated

by

the
Administrative Agent), before 12:00 Noon (Chicago time) on the Business Day following the day
such

notice

is

given.

The

Administrative

Agent

shall

promptly

remit

the

proceeds

of

such
Borrowing to the Swingline Lender to repay the outstanding Swingline Loans.

(d)
Participation in Swingline Loans.

If any Lender refuses or otherwise fails to make a
Revolving

Loan

when

requested

by

the

Swingline

Lender

pursuant

to

Section 2.2(b)

above
(because

an

Event

of

Default

described

in

Section 9.1(j)

or

9.1(k)
exists

with

respect

to

the
Borrower or

otherwise), such

Lender will,

by the

time and

in the

manner such

Revolving Loan
was

to

have

been

funded

to

the

Swingline

Lender,

purchase

from

the

Swingline

Lender

an
undivided

participating

interest

in

the

outstanding

Swingline

Loans

in

an

amount

equal

to

its
Revolver Percentage of the

aggregate principal amount of

Swingline Loans that were

to have been
repaid with

such Revolving

Loans.

From and

after the

date of

any such

purchase, the

parties hereto
hereby acknowledge and agree that

such Swingline Loans shall thereafter bear

interest at the rate
for such

Swingline Loan

as determined

in accordance

with Section

2.2(b) hereof.

Each Lender
that

so

purchases

a

participation

in

a

Swingline

Loan

shall

thereafter

be

entitled

to

receive

its
Revolver Percentage of each payment of principal received on the Swingline Loan and of interest received

thereon

accruing

from

the

date

such

Lender

funded

to

the

Swingline

Lender

its
participation

in

such

Loan.

The

several

obligations

of

the

Lenders

under

this

Section

shall

be
absolute, irrevocable, and unconditional under

any and all circumstances

whatsoever and shall not
be subject to any set-off, counterclaim or defense

to payment which any Lender may

have or have
had against the

Borrower, any other Lender, or any

other Person whatsoever.

Without limiting the
generality

of

the

foregoing,

such

obligations

shall

not

be

affected

by

any

Default

or

by

any
reduction or termination of the Commitments

of any Lender, and each payment made by a

Lender
under

this

Section

shall

be

made

without

any

offset,

abatement,

withholding,

or

reduction
whatsoever.

(e)
Sweep to Loan Arrangement
.

So long as a

Sweep to Loan Arrangement

is in effect,
and subject

to the

terms and

conditions thereof,

Swingline Loans

may be

advanced and

prepaid
hereunder

notwithstanding

any

notice,

minimum

amount,

or

funding

and

payment

location
requirements

hereunder

for

any

advance

of

Swingline

Loans

or

for

any

prepayment

of

any
Swingline Loans.

The making of

any such Swingline

Loans shall otherwise

be subject to

the other
terms

and

conditions

of

this

Agreement.

The

Swingline

Lender

shall

have

the

right

in

its

sole
discretion to suspend or terminate the making and/or

prepayment of Swingline Loans pursuant to
such Sweep to Loan

Arrangement with notice to

the Sweep Depositary and

the Borrower (which
may be provided on a same-day basis), whether

or not any Default exists.

The Swingline Lender
shall not be

liable to the

Borrower or any

other Person for

any losses directly

or indirectly resulting
from events beyond

the Swingline

Lender’s reasonable

control, including without

limitation any

interruption of communications or

data processing services or

legal restriction or for

any special,
indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.
Section 2.3.

Letters of Credit.

(a)
General Terms.

Subject to the terms and conditions hereof, as part of the Revolving
Facility,

the

L/C Issuer

shall

issue

standby

and

commercial

letters

of

credit

(each

a
“Letter

of
Credit”
) for the account of

the Borrower
or for the account of

the Borrower and one or

more of its
Subsidiaries
in an aggregate undrawn

face amount up to

the L/C Sublimit.

Each Letter of Credit
shall be issued

by the L/C Issuer,

but each Lender

shall be obligated

to reimburse the

L/C Issuer
for such

Lender’s Revolver

Percentage of

the amount

of each

drawing thereunder

and, accordingly,
Letters of Credit

shall constitute usage

of the Revolving

Credit Commitment of

each Lender pro
rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

(b)
Applications.

At

any

time

before

the

Revolving

Credit

Termination

Date,

the
L/C Issuer shall,

at the

request of

the Borrower, issue

one or

more Letters

of Credit
in U.S. Dollars,
in a form satisfactory

to the L/C Issuer, with expiration dates

no later than the

earlier of 12 months
from

the

date

of

issuance

(or

which

are

cancelable

not

later

than

12 months

from

the

date

of
issuance and each renewal) or thirty (30) days prior to the

Revolving Credit Termination

Date, in
an aggregate face

amount as set

forth above, upon

the receipt of

an application duly

executed by
the

Borrower

and,

if

such

Letter

of

Credit

is

for

the

account

of

one

of

its

Subsidiaries,

such
Subsidiary
for

the

relevant

Letter

of

Credit

in

the

form

then

customarily

prescribed

by

the
L/C Issuer for the

Letter of Credit

requested (each an
“Application”
).

The Borrower agrees

that
if

on

the

Revolving

Credit

Termination

Date

any

Letters

of

Credit

remain

outstanding

the
Borrower

shall

then

deliver

to

the

Administrative

Agent,

without

notice

or

demand,

Cash
Collateral

in

an

amount

equal

to

105%

of

the

aggregate

amount

of

each

Letter

of

Credit

then
outstanding (which

shall be

held by

the Administrative

Agent pursuant

to the

terms of

Section 9.4).

Notwithstanding anything contained

in any Application

to the contrary:

(i) the Borrower shall

pay
fees in

connection with

each Letter

of Credit

as set

forth in

Section 3.1, (ii) except

as otherwise
provided herein or in

Sections 2.8, 2.13 or 2.14, unless

an Event of Default exists,

the L/C Issuer
will not call for the funding by the

Borrower of any amount under a Letter of Credit

before being
presented with

a drawing

thereunder,

and (iii) if

the L/C Issuer

is not

timely reimbursed

for the
amount

of

any

drawing

under

a

Letter

of

Credit

on

the

date

such

drawing

is

paid,

except

as
otherwise provided for

in Section 2.6(c), the

Borrower’s obligation to

reimburse the L/C Issuer

for
the amount of such drawing shall bear interest (which the

Borrower hereby promises to pay) from
and

after

the date

such

drawing

is

paid

at

a

rate

per

annum

equal

to

the sum

of

the Applicable
Margin plus the Base

Rate from time to time

in effect (computed on

the basis of a year

of 365 or
366 days, as the case may be,

and the actual number of

days elapsed).

If the L/C Issuer issues any
Letter of Credit with an expiration date that is automatically extended unless the

L/C Issuer gives
notice that the expiration date will not so extend beyond its then scheduled expiration date, unless
the Administrative

Agent or

the Required

Lenders instruct

the L/C Issuer

otherwise, the

L/C Issuer
will give

such notice

of non-renewal

before the

time necessary

to prevent

such automatic

extension
if before such required

notice date:

(i) the expiration date of

such Letter of Credit

if so extended
would

be

after

the

Revolving

Credit

Termination

Date,

(ii) the

Revolving

Credit

Commitments
have been terminated,

or (iii) an Event

of Default exists

and either the

Administrative Agent or

the
Required Lenders (with

notice to the

Administrative Agent) have

given the L/C Issuer

instructions

not to

so permit

the extension

of the

expiration date

of such

Letter of

Credit.

The L/C Issuer

agrees
to issue amendments to the

Letter(s) of Credit increasing the

amount, or extending the expiration
date, thereof

at the

request of

the Borrower

subject to

the conditions

of Section 7

and the

other
terms of this Section.

(c)
The

Reimbursement

Obligations.

Subject

to

Section 2.3(b),

the

obligation

of

the
Borrower to reimburse the

L/C Issuer for all drawings

under a Letter of

Credit (a
“Reimbursement
Obligation”
)

shall

be

governed

by

the

Application

related

to

such

Letter

of

Credit,

except

that
reimbursement shall be made (i) by no later than 2:00 p.m. (Chicago time) on the date when each
drawing is to be

paid if the Borrower

has been informed of such

drawing by the L/C Issuer

on or
before 10:00 a.m. (Chicago

time) on the

date when such

drawing is to

be paid

and the Borrower
has notified the Administrative Agent by

1:00 p.m. (Chicago time) on

such date that the Borrower
will reimburse the L/C Issuer

on the date each such drawing

is to be paid, or (ii) if

notice of such
drawing is given to the Borrower

after 10:00 a.m. (Chicago time) on the

date when such drawing
is to

be paid

or if

the Borrower

fails to

notify the

Administrative Agent

by 1:00

p.m. (Chicago
time) on such date that the Borrower will reimburse the L/C Issuer on the date each such drawing is to be paid, by no later than 12:00

Noon (Chicago time) on the following Business Day,

in each
case,

in

immediately

available

funds

at

the

Administrative Agent’s

principal

office

in

Chicago,
Illinois, or such other

office as the Administrative

Agent may designate in

writing to the Borrower
(who shall thereafter cause to

be distributed to the L/C Issuer

such amount(s) in like funds).

If the
Borrower does not

make any such

reimbursement payment on

the date due

and the Participating
Lenders fund their

participations therein in

the manner set

forth in Section 2.3(e)

below,

then all
payments

thereafter

received

by

the

Administrative

Agent

in

discharge

of

any

of

the

relevant
Reimbursement Obligations shall be distributed in accordance with Section 2.3(e) below.

(d)
Obligations Absolute.

The Borrower’s obligation to reimburse L/C

Obligations shall
be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant

Application under any and all circumstances

whatsoever
and

irrespective

of

(i) any

lack

of

validity

or

enforceability

of

any

Letter

of

Credit

or

this
Agreement, or

any term

or provision

therein, (ii) any

draft or

other document

presented under

a
Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect,

(iii) payment by the L/C Issuer under a Letter of

Credit
against presentation

of a

draft or

other document

that does

not strictly

comply with

the terms

of
such Letter of

Credit, or (iv) any

other event or

circumstance whatsoever,

whether or not

similar
to

any

of

the

foregoing,

that

might,

but

for

the

provisions

of

this

Section,

constitute

a

legal

or
equitable discharge of,

or provide a right

of setoff against,

the Borrower’s obligations hereunder.
None

of

the

Administrative

Agent,

the

Lenders,

or

the

L/C Issuer

shall

have

any

liability

or
responsibility by reason of or in connection

with the issuance or transfer of

any Letter of Credit or
any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred

to

in

the

preceding

sentence),

or

any

error,

omission,

interruption,

loss

or

delay

in
transmission or

delivery of

any draft,

notice or other

communication under

or relating to

any Letter
of

Credit

(including

any

document

required

to

make

a

drawing

thereunder),

any

error

in
interpretation of technical terms or

any consequence arising from causes

beyond the control of the
L/C Issuer; provided

that

the

foregoing

shall

not

be

construed

to

excuse

the

L/C Issuer

from
liability to

the Borrower

to the

extent of

any direct

damages (as

opposed to

consequential damages,
claims in

respect of

which are

hereby waived

by the

Borrower and

each other

Loan Party

to the

extent permitted by applicable

law) suffered by the Borrower

or any Loan Party

that are caused by
the

L/C Issuer’s

failure

to

exercise

care

when

determining

whether

drafts

and

other

documents
presented

under a

Letter of

Credit comply

with the

terms thereof.

The parties

hereto expressly
agree that, in

the absence of

gross negligence or

willful misconduct on

the part of

the L/C Issuer
(as

determined

by

a

court

of

competent

jurisdiction

by

final

and

nonappealable

judgment),

the
L/C Issuer shall be

deemed to have

exercised care in

each such determination.

In furtherance of
the

foregoing and

without

limiting

the

generality

thereof,

the

parties

agree

that,

with respect

to
documents presented which appear on their face to be in substantial compliance with the terms of a Letter of

Credit, the

L/C Issuer may, in its

reasonable discretion,

either accept

and make payment
upon such documents

without responsibility for

further investigation, or

refuse to accept

and make
payment upon

such documents

if such

documents are

not in

strict compliance

with the

terms of
such Letter of Credit.

(e)
The Participating Interests.

Each Lender (other than the Lender acting as

L/C Issuer
in issuing

the relevant

Letter of

Credit), by

its acceptance

hereof, severally

agrees to

purchase from
the

L/C Issuer,

and

the

L/C Issuer

hereby

agrees

to

sell

to

each

such

Lender

(a
“Participating
Lender”
), an undivided percentage

participating interest (a
“Participating Interest”)
, to the

extent
of its Revolver

Percentage, in each

Letter of Credit

issued by, and each

Reimbursement Obligation
owed to, the L/C Issuer.

Upon any failure by the Borrower

to pay any Reimbursement Obligation
at

the

time

required

on

the

date

the

related

drawing

is

to

be

paid,

as

set

forth

in

Section 2.3(c)
above, or if

the L/C Issuer is

required at any

time to return

to the Borrower

or to a

trustee, receiver,
liquidator,

custodian

or

other

Person

any

portion

of

any

payment

of

any

Reimbursement
Obligation, each Participating

Lender shall, not

later than the

Business Day it

receives a certificate
in the form of

Exhibit A hereto from the

L/C Issuer (with a copy

to the Administrative Agent)

to
such

effect,

if

such

certificate

is

received

before

1:00 p.m.

(Chicago

time),

or

not

later

than
1:00 p.m.

(Chicago

time)

the

following

Business

Day,

if

such

certificate

is

received

after

such
time, pay to

the Administrative

Agent for the

account of the

L/C Issuer an amount

equal to such
Participating

Lender’s

Revolver

Percentage

of

such

unpaid

or

recaptured

Reimbursement
Obligation together with

interest on such

amount accrued from

the date the

related payment was
made

by

the

L/C Issuer

to

the

date

of

such

payment

by

such

Participating

Lender

at

a

rate

per
annum equal to:

(i) from the date the related payment was made by

the L/C Issuer to the date two
(2) Business Days after

payment by such

Participating Lender is

due hereunder,

at the greater

of
the

Federal

Funds

Rate

and

a

rate

determined

by

the

Administrative

Agent

in

accordance

with
banking

industry

rules

on interbank

compensation

for

each

such day

and

(ii) from

the date

two
(2) Business Days

after the

date such

payment is

due from

such Participating

Lender to

the date
such payment

is made

by such

Participating

Lender,

the Base

Rate in

effect

for

each such

day.

Each such

Participating Lender

shall thereafter

be entitled

to receive

its Revolver

Percentage of
each payment

received in

respect of

the relevant

Reimbursement Obligation

and of

interest paid
thereon, with the L/C Issuer retaining its

Revolver Percentage thereof as a

Lender hereunder.

The
several

obligations

of

the

Participating

Lenders

to

the

L/C Issuer

under

this

Section

shall

be
absolute, irrevocable, and unconditional under

any and all circumstances

whatsoever and shall not
be subject to any set-off, counterclaim or

defense to payment which any

Participating Lender may
have or

have had

against the

Borrower, the

L/C Issuer, the

Administrative Agent,

any Lender

or
any other

Person whatsoever.

Without limiting

the generality

of the

foregoing, such

obligations
shall not be affected by any

Default or by any reduction

or termination of any

Commitment of any

Lender, and each payment by a Participating Lender under this Section shall be made without any
offset, abatement, withholding or reduction whatsoever.

(f)
Indemnification.

The

Participating

Lenders

shall,

to

the

extent

of

their

respective
Revolver Percentages,

indemnify the

L/C Issuer (to

the extent

not reimbursed

by the

Borrower)
against any cost, expense (including

reasonable counsel fees and disbursements),

claim, demand,
action, loss

or liability

(except such

as result

from such

L/C Issuer’s gross

negligence or

willful
misconduct

as

determined

by

a

court

of

competent

jurisdiction

by

final

and

nonappealable
judgment) that

the L/C Issuer

may suffer

or incur

in connection

with any

Letter of

Credit issued
by it.

The obligations of the

Participating Lenders under this subsection

(f) and all other parts

of
this Section shall survive termination of this Agreement and of all Applications,

Letters of Credit,
and all drafts and other documents presented in connection with drawings thereunder.

(g)
Manner of

Requesting a

Letter of

Credit.

The Borrower

shall provide

at least

five
(5) Business

Days’

advance

written

notice

to

the

Administrative

Agent

of

each

request

for

the
issuance of a

Letter of Credit,

such notice in

each case to

be accompanied by

an Application for
such

Letter

of

Credit

properly

completed

and

executed

by

the

Borrower

and,

in

the

case

of

an
extension

or

amendment

or

an

increase

in

the

amount

of

a

Letter

of

Credit,

a

written

request
therefor,

in

a

form

acceptable

to

the

Administrative

Agent

and

the

L/C Issuer,

in

each

case,
together

with

the

fees

called

for

by

this

Agreement.

The

Administrative

Agent

shall

promptly
notify the L/C Issuer of

the Administrative Agent’s receipt of each

such notice (and
the L/C Issuer
shall

be

entitled

to

assume

that

the

conditions

precedent

to

any

such

issuance,

extension,
amendment or

increase have

been satisfied

unless notified

to the

contrary by

the Administrative
Agent or the

Required Lenders) and

the L/C Issuer shall

promptly notify the

Administrative Agent
and the Lenders of the issuance of the Letter of Credit so requested.

(h)
Replacement of

the L/C Issuer
.

The L/C Issuer

may be

replaced at

any time

by written
agreement

among

the

Borrower,

the

Administrative

Agent,

the

replaced

L/C Issuer,

and

the
successor L/C Issuer.

The Administrative Agent shall notify

the Lenders of any such

replacement
of the

L/C Issuer.

At the

time any

such replacement

shall become

effective, the

Borrower shall
pay all unpaid

fees accrued for

the account of

the replaced L/C

Issuer.

From and after

the effective
date of any such replacement

(i) the successor L/C Issuer shall have

all the rights and obligations
of the L/C Issuer under

this Agreement with respect

to Letters of Credit

to be issued thereafter

and
(ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any
previous L/C Issuer, or to such

successor and all previous

L/C Issuers, as the context

shall require.

After

the

replacement

of

a

L/C Issuer

hereunder,

the

replaced

L/C Issuer

shall

remain

a

party
hereto and

shall continue

to have

all the

rights and

obligations of

a L/C Issuer

under this

Agreement
with respect to Letters of Credit issued

by it prior to such replacement, but

shall not be required to
issue additional Letters of Credit.
Section 2.4.

Applicable Interest Rates.

(a)
Base Rate Loans.

Each Base Rate

Loan made or

maintained by a

Lender shall bear
interest (computed on the basis of a year

of 365 or 366 days, as the case may be

(360 days, in the
case of clause (c)

of the definition

of Base

Rate relating to

the LIBOR

Quoted Rate), and

the actual

days

elapsed

on

the

unpaid

principal

amount

thereof

from

the

date

such

Loan

is

advanced,

or
created

by

conversion

from

a

Eurodollar

Loan,

until

maturity

(whether

by

acceleration

or
otherwise) at a rate per annum equal to

the sum of the Applicable Margin plus the Base

Rate from
time

to

time

in

effect,

payable

by

the

Borrower

on

each

Interest

Payment

Date

and

at

maturity
(whether by acceleration or otherwise).

(b)
Eurodollar Loans.

Each Eurodollar Loan made or maintained

by a Lender shall bear
interest during each Interest Period it is

outstanding (computed on the basis of a

year of 360 days
and

actual

days

elapsed)

on

the

unpaid

principal

amount

thereof

from

the

date

such

Loan

is
advanced or continued, or

created by conversion from

a Base Rate Loan,

until maturity (whether
by acceleration or otherwise) at

a rate per annum equal

to the sum of the

Applicable Margin plus
the Adjusted LIBOR applicable

for such Interest Period, payable

by the Borrower on

each Interest
Payment Date and at maturity (whether by acceleration or otherwise).

(c)
Rate

Determinations.

The

Administrative

Agent

shall

determine

each

interest

rate
applicable

to

the

Loans

and

the

Reimbursement

Obligations

hereunder,

and

its

determination
thereof shall be conclusive and binding except in the case of manifest error.

Section 2.5.

Minimum

Borrowing

Amounts;

Maximum

Eurodollar

Loans
.

Each
Borrowing

of

Base

Rate

Loans

advanced

under

a

Facility

shall

be

in

an

amount

not

less

than
$100,000.

Each Borrowing

of Eurodollar

Loans advanced,

continued or

converted under

a Facility
shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple of
$500,000.

Without

the

Administrative

Agent’s

consent,

there

shall

not

be

more

than

ten (10)
Borrowings of Eurodollar Loans outstanding hereunder at any one time.

Section 2.6.

Manner of Borrowing Loans and Designating Applicable Interest Rates.

(a)
Notice

to

the

Administrative

Agent.

The

Borrower

shall

give

notice

to

the
Administrative
Agent by no

later than 12:00 noon

(Chicago time):

(i) at least

three (3) Business
Days

before

the

date

on

which

the

Borrower

requests

the

Lenders

to

advance

a

Borrowing

of
Eurodollar Loans and (ii)

on the date the

Borrower requests the Lenders

to advance a

Borrowing
of Base Rate Loans.

The Loans included in each

Borrowing shall bear interest initially at

the type
of rate

specified in

such notice

of a

new Borrowing.

Thereafter, subject to

the terms

and conditions
hereof, the

Borrower may

from time

to time

elect to

change or

continue the

type of

interest rate
borne by

each Borrowing

or,

subject to

the minimum

amount requirement

for each

outstanding
Borrowing

set

forth

in

Section 2.5,

a

portion

thereof,

as

follows:

(i) if

such

Borrowing

is

of
Eurodollar

Loans,

on

the

last

day

of

the

Interest

Period

applicable

thereto,

the

Borrower

may
continue part

or all

of such

Borrowing as

Eurodollar Loans

or convert

part or

all of

such Borrowing
into Base

Rate Loans

or (ii) if

such Borrowing

is of

Base Rate

Loans, on

any Business

Day,

the
Borrower may convert all

or part of such Borrowing

into Eurodollar Loans for

an Interest Period
or Interest Periods specified by

the Borrower.

The Borrower shall give all

such notices requesting
the advance, continuation

or conversion of

a Borrowing to

the Administrative
Agent by telephone,
telecopy, or other telecommunication

device acceptable to

the Administrative Agent

(which notice
shall be irrevocable

once given and,

if by telephone,

shall be promptly

confirmed in writing

in a
manner

acceptable

to

the

Administrative

Agent),

substantially

in

the

form

attached

hereto

as
Exhibit B (Notice of Borrowing)

or Exhibit C (Notice of

Continuation/Conversion), as applicable,

or

in

such

other

form

acceptable

to

the

Administrative
Agent.

Notice

of

the

continuation

of

a
Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all
of

a

Borrowing

of

Base

Rate

Loans

into

Eurodollar

Loans

must

be

given

by

no

later

than
12:00 noon

(Chicago

time)

at

least

three

(3) Business

Days

before

the

date

of

the

requested
continuation or conversion.

All such notices concerning the advance,

continuation or conversion
of a

Borrowing shall

specify the

date of

the requested

advance, continuation

or conversion

of a
Borrowing

(which

shall

be

a

Business

Day),

the

amount

of

the

requested

Borrowing

to

be
advanced, continued

or converted,

the type

of Loans

to comprise

such new, continued or

converted
Borrowing

and,

if

such

Borrowing

is

to

be

comprised

of

Eurodollar

Loans,

the

Interest

Period
applicable

thereto.

Upon

notice

to

the

Borrower

by

the

Administrative

Agent

or

the

Required
Lenders (or,

in the

case of

an Event

of Default

under Section 9.1(j)

or 9.1(k)

with respect

to the
Borrower,

without

notice),

no

Borrowing of

Eurodollar

Loans

shall

be

advanced,

continued,

or
created

by

conversion

if

any

Default

then

exists.

The

Borrower

agrees

that

the

Administrative
Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the

Administrative Agent

in good

faith believes

is an

Authorized Representative

without
the necessity of independent investigation, and in

the event any such notice by telephone

conflicts
with any written confirmation such telephonic notice

shall govern if the Administrative Agent

has
acted in reliance thereon.

(b)
Notice

to

the

Lenders
.

The

Administrative

Agent

shall

give

prompt

telephonic,
telecopy

or

other

telecommunication

notice

to

each

Lender

of

any

notice

from

the

Borrower
received

pursuant

to

Section 2.6(a)

above

and,

if

such

notice

requests

the

Lenders

to

make
Eurodollar Loans, the Administrative Agent shall give notice to the

Borrower and each Lender by
like means

of the

interest rate applicable

thereto promptly after

the Administrative Agent

has made
such determination.

(c)
Borrower’s

Failure

to

Notify.

If

the

Borrower

fails

to

give

notice

pursuant

to
Section 2.6(a) above

of the

continuation or

conversion of

any outstanding

principal amount

of a
Borrowing of

Eurodollar Loans

before the

last day

of its

then current

Interest Period

within the
period

required

by

Section 2.6(a)

and

such

Borrowing

is

not

prepaid

in

accordance

with
Section 2.8(a), such

Borrowing shall

automatically be

converted into

a Borrowing

of Base

Rate
Loans.

In

the

event

the

Borrower

fails

to

give

notice

pursuant

to

Section 2.6(a)

above

of

a
Borrowing

equal

to

the

amount

of

a

Reimbursement

Obligation

and

has

not

notified

the
Administrative Agent by

12:00 noon (Chicago time)

on the day

such Reimbursement Obligation
becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate
Loans under

the Revolving

Facility (or, at

the option

of the

Swingline Lender, under

the Swingline)
on such day in the

amount of the Reimbursement Obligation

then due, which Borrowing shall

be
applied to pay the Reimbursement Obligation then due.

(d)
Disbursement of Loans
.

Not later

than 2:00 p.m. (Chicago

time) on

the date of

any
requested advance of a new Borrowing, subject to Section 7, each Lender shall make available its
Loan comprising part of such Borrowing in funds immediately

available at the principal office of
the Administrative

Agent in

Chicago, Illinois

(or at

such other

location as

the Administrative

Agent
shall

designate).

The

Administrative

Agent

shall

make

the

proceeds

of

each

new

Borrowing
available to the Borrower at the Administrative Agent’s principal office in Chicago, Illinois (or at such other location

as the

Administrative Agent shall

designate), by depositing

or wire

transferring
such

proceeds

to

the

credit

of

the

Borrower’s

Designated

Disbursement

Account

or

as

the
Borrower and the Administrative Agent may otherwise agree.

(e)
Administrative Agent Reliance on

Lender Funding.

Unless the Administrative Agent
shall have been notified

by a Lender prior

to (or, in

the case of a

Borrowing of Base Rate

Loans,
by 1:00 p.m. (Chicago time) on)

the date on which such Lender

is scheduled to make payment to
the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt)
that such

Lender does

not intend

to make

such payment,

the Administrative

Agent may

assume
that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but

shall not be required to)

make available to the Borrower

the proceeds
of the Loan

to be made

by such Lender

and, if any

Lender has not

in fact made

such payment to
the

Administrative

Agent,

such

Lender

shall,

on

demand,

pay

to

the

Administrative

Agent

the
amount made available to the Borrower attributable

to such Lender together with interest thereon
in respect of each day

during the period commencing

on the date such amount

was made available
to

the

Borrower

and

ending

on

(but

excluding)

the

date

such

Lender

pays

such

amount

to

the
Administrative Agent at

a rate per

annum equal to:

(i) from the date

the related advance

was made
by the

Administrative Agent

to the

date two

(2) Business Days

after payment

by such

Lender is
due hereunder, the greater of

the Federal Funds Rate and a rate determined by the

Administrative
Agent in accordance

with banking industry

rules on interbank

compensation for each

such day and
(ii) from the date

two (2) Business

Days after

the date such

payment is

due from

such Lender to
the date such payment is made by such Lender, the Base Rate in effect for each such day.

If such
amount is not received from

such Lender by the

Administrative Agent immediately upon

demand,
the

Borrower

will,

on

demand,

repay

to

the

Administrative

Agent

the

proceeds

of

the

Loan
attributable

to

such

Lender

with

interest

thereon

at

a

rate

per

annum

equal

to

the

interest

rate
applicable

to

the

relevant

Loan,

but

without

such

payment

being

considered

a

payment

or
prepayment

of

a

Loan

under

Section 4.5

so

that

the

Borrower

will

have no

liability

under

such
Section with respect

to such payment.

Any payment by

the Borrower shall

be without prejudice
to any claim the Borrower may have

against a Lender that shall have failed

to make such payment
to the Administrative Agent.

Section 2.7.

Maturity of Loans
.

(a)
Revolving Loans.

Each Revolving Loan, both for principal and interest not sooner paid, shall mature and

be due and payable

by the Borrower on

the Revolving Credit Termination
Date.

(b)
Swingline Loans
.

Each Swingline Loan, both for principal

and interest not sooner
paid, shall mature and

be due and payable

by the Borrower on

the Revolving Credit Termination
Date.

Section 2.8.

Prepayment.
(a)

Optional
.

The Borrower may

prepay in whole

or in

part (but,

if in

part, then:

(i) if
such Borrowing is

of Base Rate

Loans, in an

amount not less

than $100,000, (ii) if

such Borrowing
is of Eurodollar

Loans, in an

amount not less

than $500,000, and

(iii) in each case,

in an amount

such

that

the

minimum

amount

required

for

a

Borrowing

pursuant

to

Sections 2.2(b)

and

2.5
remains outstanding)

upon not less

than three

(3) Business Days prior

notice by

the Borrower to
the Administrative Agent in the

case of any prepayment of

a Borrowing of Eurodollar Loans and
notice delivered by

the Borrower to

the Administrative Agent

no later than 12:00

noon (Chicago
time) on the

date of prepayment

in the case

of a Borrowing

of Base Rate

Loans (or,

in any case,
such shorter

period of

time then

agreed to

by the

Administrative Agent),

such prepayment

to be
made by

the payment

of the

principal amount

to be

prepaid and,

in the

case of

any Incremental
Term

Loans, any Eurodollar Loans or Swingline Loans, accrued interest thereon to the date fixed
for prepayment plus any amounts due the Lenders under Section 4.5.

(b)
Mandatory
.

(i) The Borrower shall,

on each date

the Revolving Credit

Commitments
are

reduced

pursuant

to

Section 2.11,

prepay

the

Swingline

Loans,

Revolving

Loans,

and,

if
necessary, prefund

the L/C Obligations by the amount,

if any,

necessary to reduce the sum

of the
aggregate

principal

amount

of

Swingline

Loans,

Revolving

Loans,

and

L/C Obligations

then
outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

(ii)

If the

Borrower or

any Subsidiary

shall at

any time

or from

time to

time make

or agree
to make a Disposition

(other than a Disposition

permitted pursuant to Section

8.10 hereof) or shall
suffer an Event of Loss with

respect to any Property,

then the Borrower shall promptly notify the
Administrative Agent of such proposed Disposition or Event

of Loss (including the amount of the
estimated Net Cash

Proceeds to be

received by the

Borrower or such

Subsidiary in respect

thereof)
and, promptly upon receipt by the Borrower or such Subsidiary of the Net Cash Proceeds of such
Disposition or

Event of

Loss, the

Borrower shall prepay

the Obligations

in an aggregate

amount
equal to

100% of

the amount

of all

such Net

Cash Proceeds;
provided

that (x) so

long as

no Default
then

exists,

this

subsection

shall

not

require

any

such

prepayment

with

respect

to

Net

Cash
Proceeds received on account of an

Event of Loss so long as

such Net Cash Proceeds are applied
to replace or

restore the relevant

Property in accordance

with the relevant

Collateral Documents,
(y) this

subsection

shall

not

require

any

such

prepayment

with

respect

to

Net

Cash

Proceeds
received

on

account

of

Dispositions

during

any

fiscal

year

of

the

Borrower

not

exceeding
$10,000,000

in

the

aggregate

so

long

as

no

Default

then

exists,

and

(z) in

the

case

of

any
Disposition not

covered by

clause (y)

above, so

long as

no Default

then exists,

if

the Borrower
states in its

notice of such

event that the

Borrower or the

relevant Subsidiary intends

to reinvest,
within 180 days of

the applicable Disposition,

the Net Cash

Proceeds thereof

in assets

similar to
the assets which were

subject to such Disposition,

then the Borrower shall

not be required to

make
a mandatory prepayment under this subsection in respect of such Net Cash Proceeds to the extent
such Net

Cash Proceeds

are actually

reinvested in

such similar

assets with

such 180-day

period.

Promptly after the

end of such

180-day period, the

Borrower shall notify

the Administrative Agent
whether the

Borrower or such

Subsidiary has reinvested

such Net Cash

Proceeds in such

similar
assets, and, to the extent such Net Cash Proceeds

have not been so reinvested, the Borrower shall
promptly prepay the Obligations in the amount of such Net Cash Proceeds not so reinvested.

The
amount of each

such prepayment shall

be applied, subject

to Section 2.8(b)(v)

below,

first to the
outstanding Incremental Term Loans, if any,

on a ratable basis based on the outstanding principal
amounts

thereof,

and

then

to

the

Revolving

Facility,

but

without

a

reduction

of

the

Revolving
Credit Commitments.

If the

Administrative Agent

or the

Required Lenders

so request,

all proceeds
of such

Disposition or

Event of

Loss shall

be deposited

with the

Administrative Agent

(or its

agent)
and held by

it in the

Collateral Account.

So long as

no Default exists,

the Administrative Agent

is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the Borrower’s direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

(iii)

If

after

the

Closing

Date

the

Borrower

or

any

Subsidiary

shall

issue

new

equity
securities

(whether

common

or

preferred

stock

or

otherwise),

other

than

Excluded

Equity
Issuances, the Borrower shall

promptly notify the Administrative

Agent of the estimated

Net Cash
Proceeds of such issuance to be received by

or for the account of the Borrower or such

Subsidiary
in

respect

thereof.

Promptly

upon

receipt

by

the

Borrower

or

such

Subsidiary

of

Net

Cash
Proceeds of

such issuance,

the Borrower

shall prepay

the Obligations

in an

aggregate amount

equal
to 100% of the amount of

such Net Cash Proceeds.

The amount of each such prepayment shall

be
applied,

subject

to

Section 2.8(b)(v)

below,

first

to

the

outstanding

Incremental

Term

Loans,

if
any,

on

a

ratable

basis

based

on

the

outstanding

principal

amounts

thereof,

and

then

to

the
Revolving Facility, but without a reduction of

the Revolving Credit Commitments.

The Borrower
acknowledges that its

performance hereunder shall

not limit the

rights and remedies

of the Lenders
for any

breach of

Section 8.11 (Maintenance of

Subsidiaries) or

Section 9.1(i) (Change

of Control)
or any other terms of the Loan Documents.

(iv)

If after the

Closing Date

the Borrower

or any Subsidiary

shall issue

any Indebtedness,
other

than

Indebtedness

permitted

by

Section 8.7,

the

Borrower

shall

promptly

notify

the
Administrative Agent

of the

estimated Net

Cash Proceeds

of such

issuance to

be received

by or
for the account

of the Borrower

or such Subsidiary

in respect thereof.

Promptly upon receipt

by
the Borrower or

such Subsidiary of

Net Cash Proceeds

of such issuance,

the Borrower shall

prepay
the Obligations in an aggregate amount equal

to 100% of the amount of such

Net Cash Proceeds.

The amount of each such prepayment shall

be applied, subject to Section 2.8(b)(v) below,

first to
the

outstanding

Incremental

Term

Loans,

if

any,

on

a

ratable

basis

based

on

the

outstanding
principal

amounts

thereof,

and

then

to

the

Revolving

Facility,

but

without

a

reduction

of

the
Revolving

Credit

Commitments.

The

Borrower

acknowledges

that

its

performance

hereunder
shall not

limit the

rights and

remedies of

the Lenders

for any

breach of

Section 8.7 or

any other
terms of the Loan Documents.

(v)

Unless

the

Borrower

otherwise

directs,

prepayments

of

Loans

under

this
Section 2.8(b) shall be

applied first

to Borrowings

of Base Rate

Loans until payment

in full

thereof
with any

balance applied

to Borrowings

of Eurodollar

Loans in

the order

in which

their Interest
Periods expire.

Each prepayment of

Loans under this

Section 2.8(b) shall

be made by

the payment
of the principal amount to be prepaid and, in the case of any Incremental Term

Loans, Eurodollar
Loans or

Swingline Loans,

accrued interest

thereon to

the date

of prepayment

together with

any
amounts due the Lenders under

Section 4.5.

Each prefunding of L/C Obligations shall

be made in
accordance with Section 9.4.

(c)

Any

amount

of

Swingline

Loans

and

Revolving

Loans

paid

or

prepaid

before

the
Revolving Credit

Termination

Date may,

subject to

the terms

and conditions

of this

Agreement,
be borrowed, repaid and borrowed again.

No amount of the Incremental Term Loans, if any, paid
or prepaid may be reborrowed,

and, in the case of any

partial prepayment, such prepayment shall
be applied to the remaining payments on all Incremental

Term Loans in inverse order of maturity.

Section 2.9.

Default

Rate.

Notwithstanding

anything

to

the

contrary

contained

herein,
while any

Event of

Default exists

or after

acceleration, the

Borrower shall

pay interest

(after as
well as before entry

of judgment thereon to

the extent permitted by

law) on the principal

amount
of all Loans and

Reimbursement Obligations, letter of

credit fees and other

amounts at a rate

per
annum equal to:

(a)

for

any Base

Rate Loan

or any

Swingline Loan

bearing interest

based on
the Base Rate, the

sum of 2.0%
plus the Applicable Margin plus the Base Rate from time
to time in effect;

(b)

for

any

Eurodollar

Loan

or

any

Swingline

Loan

bearing

interest

at

the
Administrative

Agent’s

Quoted

Rate,

the

sum

of

2.0%
plus
the

rate

of

interest

in

effect
thereon at the time of such Event of

Default until the end of the Interest

Period applicable
thereto and,

thereafter,

at a

rate per

annum equal

to the

sum of

2.0%
plus the Applicable
Margin for Base Rate Loans plus the Base Rate from time to time in effect;

(c)

for any Reimbursement Obligation,

the sum of 2.0%
plus the amounts due
under Section 2.3 with respect to such Reimbursement Obligation;

(d)

for any Letter of

Credit, the sum of

2.0%
plus
the L/C Participation Fee

due
under Section 3.1(b) with respect to such Letter of Credit; and

(e)

for any

other amount

owing hereunder

not covered

by clauses

(a) through
(d) above, the sum of 2% plus

the Applicable Margin
plus

the Base Rate from time to

time
in effect;
provided,

however,
that

in

the

absence

of

acceleration

pursuant

to

Section 9.2

or

9.3,

any
adjustments

pursuant

to

this

Section shall

be made

at

the

election

of the

Administrative

Agent,
acting

at

the

request

or

with

the

consent

of

the

Required

Lenders,

with

written

notice

to

the
Borrower

(which

election

may

be

retroactively

effective

to

the

date

of

such

Event

of

Default).

While any

Event of

Default exists

or after

acceleration, interest

shall be

paid on

demand of

the
Administrative Agent at the request or with the consent of the Required Lenders.

Section 2.10.

Evidence of

Indebtedness.

(a) Each Lender

shall maintain

in accordance

with
its

usual

practice

an

account

or

accounts

evidencing

the

indebtedness

of

the

Borrower

to

such
Lender resulting from each

Loan made by such

Lender from time to

time, including the amounts
of principal and interest payable and paid to such Lender from time to time hereunder.

(b)

The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each

Loan made hereunder, the

type thereof and

the Interest Period

with respect thereto,
(ii) the amount of any

principal or interest due

and payable or to

become due and payable

from the
Borrower to

each Lender

hereunder and

(iii) the amount

of any

sum received

by the

Administrative
Agent hereunder from the Borrower and each Lender’s share thereof.

(c)

The entries maintained in

the accounts maintained

pursuant to subsections (a) and

(b)
above

shall

be
prima

facie

evidence

of

the

existence

and

amounts

of

the

Obligations

therein

recorded;
provided,

however,
that

the

failure

of

the

Administrative

Agent

or

any

Lender

to
maintain such

accounts or

any error

therein shall

not in

any manner

affect

the obligation

of the
Borrower to repay the Obligations in accordance with their terms.

(d)

Any Lender may request

that its Loans be

evidenced by a promissory

note or notes in
the forms of

Exhibit D-1 (in

the case of

its Revolving Loans

and referred to

herein as a
“Revolving
Note”
), or D-2

(in the case

of its Swingline

Loans and referred

to herein as

a
“Swing Note” ), as
applicable (the Revolving

Notes and Swing

Note being hereinafter

referred to collectively

as the
“Notes”

and individually

as a
“Note”
).

In such

event, the

Borrower shall

prepare, execute

and
deliver to such Lender a

Note payable to such Lender

or its registered assigns in

the amount of the
relevant Commitment, or

Swingline Sublimit, as

applicable.

Thereafter, the

Loans evidenced by
such Note or Notes and interest thereon

shall at all times (including after any

assignment pursuant
to

Section 13.2)

be

represented

by

one

or

more

Notes

payable to

the

order

of

the

payee

named
therein

or

any

assignee

pursuant

to

Section 13.2,

except

to

the

extent

that

any

such

Lender

or
assignee subsequently

returns any

such Note

for cancellation

and requests

that such

Loans once
again be evidenced as described in subsections (a) and (b) above.
Section 2.11.

Commitment Terminations

.

(a)
Optional Revolving

Credit

Terminations.

The Borrower

shall have

the right

at any
time and from time to

time, upon five (5) Business Days

prior written notice to the

Administrative
Agent

(or

such

shorter

period

of

time

agreed

to

by

the

Administrative

Agent),

to

terminate

the
Revolving Credit

Commitments without

premium or

penalty and

in whole

or in

part, any

partial
termination

to

be

(i) in

an

amount

not

less

than

$5,000,000

or

any

whole

multiple

thereof

and
(ii) allocated ratably

among the

Lenders in

proportion to

their respective

Revolver

Percentages,
provided that the Revolving

Credit Commitments may not

be reduced to an

amount less than the
sum of

the aggregate

principal amount

of Swingline

Loans, Revolving

Loans, and

L/C Obligations
then outstanding.

Any termination of the

Revolving Credit Commitments below

the L/C Sublimit
or the Swingline Sublimit then in effect shall

reduce the L/C Sublimit and Swingline Sublimit, as
applicable, by a like

amount.

The Administrative Agent shall

give prompt notice to each

Lender
of any such termination of the Revolving Credit Commitments.

(b)

Any termination of the Revolving Credit Commitments pursuant to this Section may not be reinstated.
Section 2.12.

Replacement

of

Lenders
.

If

any

Lender

requests

compensation

under
Section 4.4, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to
any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.1 and, in each case,

such Lender has declined

or is unable to

designate a different

lending office in
accordance with Section 4.7,

or if any

Lender is a

Defaulting Lender or

a Non-Consenting Lender,
then

the

Borrower

may,

at

its

sole

expense

and

effort,

upon

notice

to

such

Lender

and

the
Administrative Agent,

require such

Lender to

assign and

delegate, without

recourse (in

accordance
with and subject to the restrictions contained in, and consents required by, Section 13.2), all of its interests, rights (other

than its existing

rights to payments

pursuant to Section 4.1

or Section 4.4)
and obligations

under this Agreement

and the

related Loan

Documents to an

Eligible Assignee that

shall assume

such obligations

(which assignee

may be

another Lender,

if a

Lender accepts

such
assignment); provided that:

(i)

the Borrower

shall have

paid to

the Administrative

Agent the

assignment
fee (if any) specified in Section 13.2;

(ii)

such

Lender

shall

have

received

payment

of

an

amount

equal

to

the
outstanding principal

of its

Loans and

funded participations

in L/C

Obligations, accrued
interest thereon, accrued fees

and all other amounts

payable to it hereunder

and under the
other Loan Documents (including any amounts under Section 4.5 as if the Loans owing to it were prepaid

rather than assigned)

from the assignee

(to the extent

of such outstanding
principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)

in the case of any such assignment

resulting from a claim for compensation
under

Section 4.4

or

payments

required

to

be

made

pursuant

to

Section 4.1,

such
assignment will result in a reduction in such compensation or payments thereafter;

(iv)

such assignment does not conflict with applicable law; and

(v)

in

the

case

of

any

assignment

resulting

from

a

Lender

becoming

a
Non-Consenting

Lender,

the

applicable

assignee

shall

have

consented

to

the

applicable
amendment, waiver or consent.
A Lender shall not be

required to make any such

assignment or delegation if, prior

thereto,
as a

result of

a waiver

by such

Lender or

otherwise, the

circumstances entitling

the Borrower

to
require such assignment and delegation cease to apply.
Section 2.13.

Defaulting Lenders.

(a)
Defaulting Lender Adjustments.

Notwithstanding anything to the contrary contained
in

this

Agreement,

if

any

Lender

becomes

a

Defaulting

Lender,

then,

until

such

time

as

such
Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)
Waivers

and Amendments
.

Such Defaulting

Lender’s

right to

approve

or
disapprove

any

amendment,

waiver

or

consent

with

respect

to

this

Agreement

shall

be
restricted as set forth in the definition of Required Lenders.

(ii)
Defaulting

Lender

Waterfall
.

Any

payment

of

principal,

interest,

fees

or
other

amounts

received

by

the

Administrative

Agent

for

the account

of

such

Defaulting
Lender (whether voluntary or

mandatory,

at maturity,

pursuant to Section 9 or

otherwise)
or received

by the

Administrative Agent

from a

Defaulting Lender

pursuant to

Section 13.7
hereto shall be

applied at such

time or times

as may be

determined by the

Administrative
Agent as follows: first
, to the

payment of any

amounts owing by

such Defaulting Lender
to the Administrative

Agent hereunder;
second
, to the

payment on a

pro rata basis

of any
amounts

owing

by

such

Defaulting

Lender

to

any

L/C

Issuer

or

the

Swingline

Lender
hereunder; third
, to Cash Collateralize the L/C Issuer’s

Fronting Exposure with respect to

such

Defaulting

Lender

in

accordance

with

Section 2.14;
fourth
,

as

the

Borrower

may
request (so long as no Default exists), to the funding of any Loan in respect of which such
Defaulting Lender has

failed to fund its

portion thereof as required

by this Agreement, as
determined

by

the

Administrative

Agent;
fifth
,

if

so

determined

by

the

Administrative
Agent and the

Borrower, to

be held in

a deposit account

and released pro

rata in

order to
(x) satisfy

such

Defaulting

Lender’s

potential

future

funding

obligations

with

respect

to
Loans

under this

Agreement

and

(y) Cash

Collateralize

the L/C

Issuer’s

future

Fronting
Exposure with

respect to

such Defaulting

Lender with

respect to

future Letters

of Credit
issued under this Agreement,

in accordance with Section 2.14;
sixth
, to the

payment of any
amounts owing

to the

Lenders, the

L/C Issuer

or the

Swingline Lender

as a

result of

any
judgment of

a court

of competent

jurisdiction obtained

by any

Lender,

the L/C

Issuer or
the

Swingline

Lender

against

such

Defaulting

Lender

as

a

result

of

such

Defaulting
Lender’s

breach

of

its

obligations

under

this

Agreement;
seventh
,

so

long as

no

Default
exists, to the

payment of any

amounts owing to

the Borrower as

a result of

any judgment
of

a

court

of

competent

jurisdiction

obtained

by

the

Borrower

against

such

Defaulting
Lender

as

a

result

of

such

Defaulting

Lender’s

breach

of

its

obligations

under

this
Agreement; and eighth
, to

such Defaulting

Lender or

as otherwise

directed by

a court

of
competent

jurisdiction;
provided

that

if

(x)

such

payment

is

a

payment

of

the

principal
amount of any

Loans or L/C

Obligations in

respect of

which such Defaulting

Lender has
not fully funded its appropriate share, and (y) such Loans were made or the related Letters
of Credit were issued

at a time when

the conditions set forth

in Section 7.1 were satisfied
or waived, such payment shall be

applied solely to pay the Loans of,

and L/C Obligations
owed

to,

all

Non-Defaulting

Lenders

on

a

pro

rata

basis

prior

to

being

applied

to

the
payment of any

Loans of, or

L/C Obligations owed to,

such Defaulting Lender

until such
time as

all Loans

and funded

and unfunded

participations in

L/C Obligations

and Swingline
Loans are held by

the Lenders pro rata

in accordance with their

Percentages of the relevant
Commitments

without

giving

effect

to

Section 2.13(a)(iv)

below.

Any

payments,
prepayments or other amounts

paid or payable to a

Defaulting Lender that are

applied (or
held) to pay

amounts owed by

a Defaulting Lender or

to post Cash

Collateral pursuant to
this Section 2.13(a)(ii) shall be deemed paid to

and redirected by such Defaulting Lender,
and each Lender irrevocably consents hereto.

(iii)
Certain Fees
.

(A)

No Defaulting

Lender shall

be entitled

to receive

any commitment
fee

for

any

period

during

which

that

Lender

is

a

Defaulting

Lender

(and

the
Borrower shall not be required to pay any

such fee that otherwise would have been
required to have been paid to that Defaulting Lender).

(B)

Each Defaulting

Lender shall

be entitled

to receive

L/C Participation
Fees for

any period

during which

that Lender

is a

Defaulting Lender

only to

the
extent allocable to

its Percentage of

the stated

amount of

Letters of

Credit for

which
it has provided Cash Collateral pursuant to Section 2.14.

(C)

With respect to any L/C Participation Fee not required to be paid to any Defaulting Lender pursuant to

clause (B) above, the Borrower shall (x) pay

to

each Non-Defaulting Lender that

portion of any

such fee otherwise payable

to such
Defaulting

Lender

with

respect

to

such

Defaulting

Lender’s

participation

in
L/C Obligations

or

Swingline

Loans

that

has

been

reallocated

to

such
Non-Defaulting Lender

pursuant to

clause (iv) below,

(y) pay

to each

L/C Issuer
and Swingline Lender, as applicable,

the amount of any

such fee otherwise payable
to such Defaulting Lender to the extent

allocable to such L/C Issuer’s or Swingline
Lender’s Fronting

Exposure to such

Defaulting Lender,

and (z) not

be required to
pay the remaining amount of any such fee.

(iv)
Reallocation

of

Participations

to

Reduce

Fronting

Exposure
.

All

or

any
part

of

such

Defaulting

Lender’s

participation

in

L/C

Obligations

and

Swingline

Loans
shall be reallocated

among the Non-Defaulting

Lenders in accordance

with their respective
Percentages

of

the

relevant

Commitments

(calculated

without

regard

to

such

Defaulting
Lender’s

Commitments)

but

only

to

the

extent

that

(x)

the

conditions

set

forth

in
Section 7.1

are

satisfied at

the

time of

such

reallocation

(and, unless

the Borrower

shall
have

otherwise

notified

the

Administrative

Agent

at

such

time,

the

Borrower

shall

be
deemed to have represented and warranted that such conditions are satisfied at such time), and (y)

such reallocation

does not

cause

the aggregate

Revolving Loans

and interests

in
L/C

Obligations

and

Swingline

Loans

of

any

Non-Defaulting

Lender

to

exceed

such
Non-Defaulting

Lender’s

Revolving

Credit

Commitment.

Subject

to

Section 13.21,

no
reallocation

hereunder

shall

constitute

a

waiver

or

release

of

any

claim

of

any

party
hereunder

against

a

Defaulting

Lender

arising

from

that

Lender

having

become

a
Defaulting

Lender,

including

any

claim

of

a

Non-Defaulting

Lender

as

a

result

of

such
Non-Defaulting Lender’s increased exposure following such reallocation.

(v)
Cash

Collateral;

Repayment

of

Swingline

Loans
.

If

the

reallocation
described in clause

(iv) above cannot,

or can only

partially, be effected, the Borrower

shall,
without prejudice

to any

right or

remedy available

to them

hereunder or

under law, (x) first,
prepay Swingline Loans in an amount equal to the

Swing Lender’s Fronting Exposure and
(y) second, Cash Collateralize

the L/C Issuer’s

Fronting Exposure in accordance

with the
procedures set forth in Section 2.14.

(b)
Defaulting Lender

Cure
.

If the

Borrower,

the Administrative

Agent, the

Swingline
Lender and

each L/C

Issuer agree

in writing

that a

Lender is

no longer

a Defaulting

Lender,

the
Administrative Agent will

so notify the

parties hereto, whereupon

as of the

effective date specified
in such

notice and

subject to

any conditions

set forth

therein (which

may include

arrangements
with respect to any Cash

Collateral), that Lender will,

to the extent applicable, purchase

at par that
portion of outstanding Loans of the other

Lenders or take such other actions as the

Administrative
Agent may determine to be necessary to

cause the Loans and funded and unfunded

participations
in Letters

of Credit

and Swingline

Loans to

be held

pro rata

by the

Lenders in

accordance with
their

respective

Percentages

of

the

relevant

Commitments

(without

giving

effect

to
Section 2.13(a)(iv)), whereupon such

Lender will cease

to be a

Defaulting Lender;
provided

that
no adjustments will be made retroactively

with respect to fees accrued or

payments made by or on
behalf

of

the

Borrower

while

that

Lender

was

a

Defaulting

Lender;

and
provided , further
,

that
except to the extent otherwise expressly agreed by the affected parties, no change hereunder from

Defaulting Lender

to Lender

will constitute

a waiver

or release

of any

claim of

any party

hereunder
arising from that Lender’s having been a Defaulting Lender.

(c)
New

Swingline

Loans/Letters

of

Credit
.

So

long

as

any

Lender

is

a

Defaulting
Lender,

(i) the Swingline

Lender shall

not be

required to

fund any

Swingline

Loans unless

it is
satisfied

that

it

will

have

no

Fronting

Exposure

after

giving

effect

to

such

Swingline

Loan

and
(ii) no L/C Issuer shall be required

to issue, extend, renew or increase

any Letter of Credit unless
it is satisfied that it will have no Fronting Exposure after giving effect thereto.
Section 2.14.

Cash Collateral for

Fronting Exposure.

At any time

that there shall

exist a
Defaulting

Lender,

within

one (1)

Business

Day

following

the

written

request

of

the
Administrative Agent or

any L/C Issuer

(with a copy

to the Administrative

Agent) the Borrower
shall Cash

Collateralize the

L/C Issuers’

Fronting Exposure

with respect

to such

Defaulting Lender
(determined after

giving effect

to Section

2.13(a)(iv) and

any Cash

Collateral provided

by such
Defaulting Lender) in an amount not less than the Minimum Collateral Amount.

(a)
Grant

of

Security

Interest
.

The

Borrower,

and

to

the

extent

provided

by

any
Defaulting

Lender,

such

Defaulting

Lender,

hereby

grants

to

the

Administrative

Agent,

for

the
benefit of the L/C

Issuers, and agree to

maintain, a first priority

security interest in all

such Cash
Collateral as security

for such Defaulting

Lender’s obligation

to fund participations

in respect of
L/C

Obligations,

to

be

applied

pursuant

to

clause (b)

below.

If

at

any

time

the

Administrative
Agent determines that Cash Collateral is subject to any

right or claim of any Person other than the
Administrative Agent and

the L/C Issuers

as herein provided,

or that the

total amount of

such Cash
Collateral is

less than

the Minimum

Collateral Amount,

the Borrower

shall, promptly

upon demand
by

the

Administrative

Agent,

pay

or

provide

to

the

Administrative

Agent

additional

Cash
Collateral

in

an

amount

sufficient

to

eliminate

such

deficiency

(after

giving

effect

to

any

Cash
Collateral provided by the Defaulting Lender).

(b)
Application
.

Notwithstanding anything to the contrary contained in

this Agreement,
Cash

Collateral

provided

under

this

Section 2.14

or

Section 2.13

in

respect

of

Letters

of

Credit
shall be applied

to the satisfaction

of the Defaulting Lender’s

obligation to fund

participations in
respect of L/C Obligations (including, as to Cash Collateral provided by a

Defaulting Lender, any
interest accrued

on such

obligation) for

which the

Cash Collateral

was so

provided, prior

to any
other application of such property as may otherwise be provided for herein.

(c)
Termination

of

Requirement
.

Cash

Collateral

(or

the

appropriate

portion

thereof)
provided to reduce

any L/C Issuer’s

Fronting Exposure

shall no longer

be required

to be held

as
Cash

Collateral

pursuant

to

this

Section 2.14(c)

following

(A) the

elimination

of

the

applicable
Fronting

Exposure

(including

by

the

termination

of

Defaulting

Lender

status

of

the

applicable
Lender), or

(B) the determination

by the

Administrative Agent

and each

L/C Issuer

that there

exists
excess

Cash

Collateral;
provided

that,

subject

to

Section 2.14,

the

Person

providing

Cash
Collateral

and

each

L/C

Issuer

may

agree

that

Cash

Collateral

shall

be

held

to

support

future
anticipated

Fronting

Exposure

or

other

obligations;

and
provided

further
that

to

the

extent

that
such Cash Collateral was provided by

the Borrower or any other Loan Party, such Cash Collateral
shall remain subject to the security interest granted pursuant to the Loan Documents.

Section 2.15.

Increase

in

Revolving

Credit

Commitments;

Making

of

Incremental

Term
Loans.

The Borrower may, on any Business Day prior to the Revolving Credit Termination Date, with the

written consent

of the

Administrative Agent,

the L/C

Issuer,

and the

Swingline Lender,
increase the aggregate amount of

the Revolving Credit Commitments and/or borrow

one or more
term loans

(collectively,

the “
Incremental

Term

Loans
”), in

each case,

by delivering

an Increase
Request substantially in the form attached hereto as Exhibit I (or in such other form acceptable to the Administrative Agent) to the Administrative Agent at least five (5) Business Days prior to the desired effective

date of

such increase

(the
“Increase”
) identifying

an additional

Lender,

which
qualifies as an Eligible Assignee (or additional Revolving Credit

Commitments or a commitment
to make Incremental Term

Loans for an existing

Lender) and the amount

of its Revolving Credit
Commitment

or

Incremental

Term

Loan

(or,

for

an

existing

Lender,

the

amount

of

additional
Revolving

Credit

Commitments

or

the

amount

of

a

commitment

to

make

Incremental

Term
Loans); provided, however , that:

(a)

the aggregate

amount of

all such

Increases shall

not exceed

$200,000,000
and

any

such

Increase

shall

be

in

an

amount

not

less

than

$10,000,000

(or

such

lesser
amount then agreed to by the Administrative Agent);

(b)

no Default shall have occurred and be continuing

at the time of the request
or the effective date of

the Increase and after

giving pro forma effect to

the use of proceeds
thereof; and

(c)

each of the

representations and warranties

set forth in

Section 6 and

in the
other Loan Documents shall be

and remain true and correct

in all material respects on

the
effective date of such Increase (where not

already qualified by materiality, otherwise in all
respects), except

to the

extent the

same expressly

relate to

an earlier

date, in

which case
they

shall

be

true

and

correct

in

all

material

respects

(where

not

already

qualified

by
materiality, otherwise in all respects) as of such earlier date.
The effective

date (the
“Increase Date”
) of the

Increase shall be

agreed upon by

the Borrowers,
the

Administrative

Agent

and

the

Lender(s)

providing

such

Increase.

Upon

the

Increase

Date,
Schedule 2.1/2.2 shall be deemed amended to

reflect the Increase.

With respect to an Increase in
the Revolving Credit Commitments as described above, on

the Increase Date, the new Revolving
Lender(s) (or,

if applicable, existing

Lender(s)) shall advance

Revolving Loans, as

applicable, in
an amount sufficient such

that after giving effect

to such advance(s) or

loan(s) and the prepayment
of Revolving Loans by any

Lender(s) whose commitment is not

increased, each Lender shall have
outstanding

its

Revolver

Percentage

of

Revolving

Loans.

It

shall

be

a

condition

to

such
effectiveness that

(A) if any

Eurodollar Loans

are outstanding

on the

date of

such effectiveness,
such Eurodollar Loans shall be deemed

to be prepaid on such date

and the Borrower shall pay any
amounts

owing

to

the

Lenders

pursuant

to

Section 4.5

and

(B) the

Borrower

shall

not

have
terminated

any

portion

of

the

Revolving

Credit

Commitments

pursuant

to

Section 2.11.

The
Borrower agrees to pay

the expenses of the

Administrative Agent (including reasonable

attorney’s
fees) relating

to any

Increase.

Notwithstanding anything

herein to

the contrary,

no Lender

shall
have

any

obligation

to

increase

its

Revolving

Credit

Commitment

or

to

make

any

Incremental
Term Loan and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at

its option, unconditionally and without cause,

decline to provide
any Increase.
Each Revolving

Credit Increase

shall be

on the

same terms

(including pricing

and maturity,

but
excluding

customary

arrangement,

commitment,

structuring

and

underwriting

fees,

and
amendment fees

not generally

shared with

other Lenders

with respect

to such

Revolving Credit
Increase)

as

the

Revolving

Credit

Commitments

outstanding

prior

to

the

Increase

Date.

Each
Incremental Term Loan shall be on terms and conditions specified in an Incremental Amendment.
Commitments

in

respect

of

Incremental

Term

Loans

and

increases

in

the

Revolving

Credit
Commitment

shall

become commitments

(or

in the

case

of an

increase in

the Revolving

Credit
Commitment

to

be

provided

by

an

existing

Lender,

an

increase

in

such

Lender’s

applicable
Revolving Credit

Commitment) under

this Agreement

pursuant to

an amendment

(an
“Incremental
Amendment”
) to this Agreement and,

as appropriate, the other Loan

Documents, executed by the
Borrowers, each existing

Lender agreeing to

provide such Increase,

if any, each additional Lender,
if any,

and the Administrative

Agent.

The Incremental Amendment

may,

without the consent

of
any other Lenders,

effect such

amendments to this

Agreement and the

other Loan Documents

as
may be

necessary or

appropriate, in

the reasonable

opinion of

the Administrative

Agent and

the
Borrowers, to effect the provisions of this Section 2.15.

Section 2.16.

Extension

Option.

(a) The

Borrower

may,

by

written

notice

to

the
Administrative

Agent

from

time

to

time,

request

an

extension

(each,

an

“
Extension
”)

of

the
Revolving

Credit

Termination

Date

and/or,

if

applicable,

any

maturity

date

applicable

to

any
Incremental Term Loan to the extended maturity date specified in such request.

Such notice shall
set forth (i) the amount of the

Revolving Credit Commitments and/or Incremental Term

Loans to
be

extended

(which

shall

be

in

minimum

increments

of

$5,000,000

and

a

minimum

of
$10,000,000) and

(ii) the

date on

which such

Extension is

requested to

become effective

(which
date shall not be less

than ten (10) Business Days

nor more than sixty (60)

days after after the date
of such requested

Extension (or such

longer or shorter

periods as the

Administrative Agent shall
agree).

Each Lender shall be offered (an

“
Extension Offer ”) an opportunity to participate in such
Extension on a pro rata basis and on the same terms and conditions as each other Lender pursuant to procedures established by, or reasonably acceptable to, the Administrative Agent.

Any Lender
approached

to

participate

in

such

Extension

may

elect

or

decline,

in

its

sole

discretion,

to
participate

in

such

Extension

(it

being

understood

that

if

a

Lender

shall

fail

to

respond

to

any
request for participation in an Extension within five (5) Business Days of receipt of the Extension
Offer,

such

Lender

shall

be

deemed

to

have

declined

to

participate

in

such

Extension).

If

the
aggregate

principal

amount

of

Revolving

Credit

Commitments

or

Incremental

Term

Loans,
(calculated

on

the

face

amount

thereof),

as

applicable,

in

respect

of

which

Lenders

shall

have
accepted the relevant

Extension Offer

shall exceed

the maximum aggregate

principal amount of
the

Revolving

Credit

Commitment

or

Incremental

Term

Loan,

as

applicable,

requested

to

be
extended

by

the

Borrower

pursuant

to

the

Extension

Offer,

then

the

Revolving

Credit
Commitments or Incremental Term

Loans, as applicable of the Lenders

shall be extended ratably
up to such maximum amount

based on the respective principal

amounts (but not to exceed

actual
holdings of record) with respect to which such Lenders have accepted such Extension Offer.

(b)

It

shall be

a condition

precedent to

the effectiveness

of any

Extension

that:

(i)

no
Default shall have occurred and

be continuing immediately prior to

and immediately after giving
effect

to such

Extension, (ii)

the representations

and warranties

of the

Borrower and

each other
Loan Party

contained in

Section 6

or any

other Loan

Document,

or which

are contained

in any
document furnished

at any

time under

or in

connection herewith

or therewith,

shall be

true and
correct in all material

respects (and in all

respects if any such

representation or warranty is

already
qualified

by

materiality

or

reference

to

Material

Adverse

Effect)

on

and

as

of

the

date

of

such
Extension,

except

to

the

extent

that

such

representations

and

warranties

specifically

refer

to

an
earlier date,

in which case,

they shall

be true and

correct in all

material respects (and

in all respects
if any such representation

or warranty is already

qualified by materiality or

reference to Material
Adverse Effect)

as of

such earlier

date, (iii)

the L/C

Issuer and

the Swingline

Lender shall

have
consented to any Extension of the Revolving Credit Commitments if such Extension provides for
the issuance of

Letters of Credit

or the making

of Swingline Loans

at any time

during the extended
period, and (iv) the terms of such Extension shall comply with Section 2.16(c).

(c)

The terms of each Extension shall be determined by the Borrower and the applicable
extending Lenders and be set forth in an

Additional Credit Extension Amendment, provided, that
(i) the

final maturity

date of

any Extended

Revolving Credit

Commitment or

Extended Incremental
Term

Loan shall

be no

earlier than

the Revolving

Credit Termination

Date or

the maturity

date
applicable to

the existing

Incremental Term Loans,

(ii)(A) there shall

be no

scheduled amortization
of

the

Extended

Revolving

Credit

Commitments

and

(B)

the

scheduled

amortization

of

the
Extended

Incremental

Term

Loans

shall

be

as

agreed

among

the

Borrower

and

the

Lenders
providing such Extended Incremental

Term Loans, (iii)(A) the Extended Revolving Loans

and the
Extended

Incremental Term

Loans will

rank pari

passu in

right of

payment with

the Revolving
Loans and the Incremental

Term

Loans being extended, and

(B) the borrower and

the guarantors
of

the

Extended

Revolving

Credit

Commitments

or

the

Extended

Incremental

Term

Loans,

as
applicable,

shall

be

the

Borrower

and

the

Guarantors,

(iv) the

interest

rate

margins

and

fees
applicable to any

Extended Revolving Credit

Commitments (and the

Extended Revolving Loans
thereunder)

and

Extended

Incremental

Loans

shall

be

determined

by

the

Borrower

and

the
applicable extending

Lenders, and

(v) to

the extent

the terms

of the

Extended Revolving

Credit
Commitments or

Extended Incremental

Term Loans are

inconsistent with

the terms

set forth

herein
(except as set

forth in clauses

(i) through (iv)

above), such terms

shall be reasonably

satisfactory
to the Administrative Agent.

(d)

In connection with any Extension, the Borrower, the Administrative

Agent and each
applicable extending Lender shall

execute and deliver to

the Administrative Agent an

Additional
Credit

Extension

Amendment

and

such

other

documentation

as

the

Administrative

Agent

shall
reasonably

specify

to

evidence

the Extension.

The Administrative

Agent shall

promptly

notify
each

Lender

as

to

the

effectiveness

of

each

Extension.

Notwithstanding

anything

herein

to

the
contrary,

any

Additional

Credit

Extension

Amendment

may,

without

the

consent

of

any

other
Lender,

effect

such

amendment

to

this

Agreement

and

the

other

Loan

Documents

as

may

be
necessary or appropriate (but only to

such extent), in the reasonable opinion of

the Administrative
Agent

and

the

Borrower,

to

implement

the

terms

of

any

such

Extension

Offer,

including

any
amendments

necessary

to

establish

Extended

Revolving

Credit

Commitments

or

Extended
Incremental Term Loans as a

new tranche of

Revolving Credit Commitments

or Incremental Term
Loan, as applicable,

and such other

technical amendments as

may be necessary

or appropriate in

the

reasonable

opinion

of

the

Administrative

Agent

and

the

Borrower

in

connection

with

the
establishment of

such new

tranche (including

to preserve

the pro

rata treatment

of the

extended
and

non-extended

tranches

and

to

provide

for

the

reallocation

of

any

L/C

Obligations

or
obligations under Swingline Loans

upon the expiration or

termination of the commitments

under
any tranche), in each case on terms consistent with this Section 2.16.

(e)

This Section 2.16 shall supersede any provisions of Section 13.3 to the contrary.
S
ECTION

3.

F
EES
.
Section 3.1.

Fees.

(a)
Revolving

Credit

Commitment

Fee
.

The

Borrower

shall

pay to

the

Administrative
Agent

for

the

ratable

account

of

the

Lenders

in

accordance

with

their

Revolver

Percentages

a
commitment fee at the rate per annum

equal to the Applicable Margin (computed on

the basis of a
year

of

360 days

and

the

actual

number

of

days

elapsed)

times

the

daily

amount

by

which

the
aggregate Revolving Credit Commitments exceeds

the principal amount of Revolving

Loans and
L/C Obligations then outstanding.

For the avoidance of doubt, the principal amount of Swingline
Loans shall not be

counted towards or considered

usage of the Revolving

Credit Commitments for
purposes of

this Section.

Such commitment

fee shall

be payable

quarterly in

arrears on

the last
day of each

March, June, September,

and December

in each year

(commencing on the

first such
date occurring after

the Closing Date)

and on the

Revolving Credit Termination

Date, unless the
Revolving

Credit

Commitments

are

terminated

in

whole

on

an

earlier

date,

in

which

event

the
commitment fee for

the period to

the date of

such termination in

whole shall be

paid on the

date
of such termination.

(b)
Letter of Credit Fees.

On the date

of issuance or

extension, or increase

in the amount,
of any Letter

of Credit pursuant

to Section 1.3, the

Borrower shall pay

to the L/C Issuer

for its own
account a fronting fee

equal to 0.125% of

the face amount of

(or of the increase

in the face amount
of) such

Letter of

Credit.

Quarterly in

arrears, on

the last

day of

each March,

June, September,
and December, commencing on the first such date occurring after the Closing Date, the Borrower shall pay

to the

Administrative Agent,

for the

ratable benefit

of the

Lenders in

accordance with
their Revolver Percentages, a

letter of credit fee (the
“L/C Participation Fee”
) at a rate

per annum
equal to

the Applicable

Margin (computed on

the basis

of a

year of

360 days and

the actual

number
of days elapsed) in

effect during each day of

such quarter applied to

the daily average face

amount
of Letters

of Credit

outstanding during

such quarter.

In addition,

the Borrower

shall pay

to the
L/C Issuer

for

its

own

account

the

L/C Issuer’s

standard

issuance,

drawing,

negotiation,
amendment, assignment, and other

administrative fees for each Letter

of Credit as established by
the L/C Issuer from time to time.

(c)
Administrative Agent Fees
.

The Borrower shall pay to the Administrative Agent, for
its own use and benefit, the fees agreed to between the Administrative Agent and the Borrower in a letter dated as of the date hereof, or as otherwise agreed to in writing between them.

S
ECTION

4.

T
AXES
; C
HANGE IN
C
IRCUMSTANCES
, I
NCREASED
C
OSTS
,

AND
F
UNDING
I
NDEMNITY

Section 4.1.

Taxes

.

(a)
Certain Defined Terms.

For purposes of

this Section, the

term “Lender” includes

any
L/C Issuer and the term “applicable law” includes FATCA.

(b)
Payments Free

of Taxes.

Any and

all payments

by or

on account

of any

obligation
of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.

If any applicable law (as determined in

the good
faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any
Tax from any such payment by a

Withholding Agent, then the

applicable Withholding Agent shall
be entitled to make

such deduction or withholding

and shall timely pay

the full amount deducted
or withheld to

the relevant Governmental Authority

in accordance with applicable

law and, if

such
Tax

is an Indemnified Tax,

then the sum payable by

the applicable Loan Party

shall be increased
as necessary so

that after such

deduction or withholding

has been made

(including such

deductions
and

withholdings

applicable

to

additional

sums

payable

under

this

Section)

the

applicable
Recipient receives

an amount

equal to

the sum

it would

have received

had no

such deduction

or
withholding been made.

(c)
Payment of

Other Taxes

by the

Loan Parties.

The Loan

Parties shall

timely pay

to
the

relevant

Governmental

Authority in

accordance

with

applicable

law,

or

at

the

option

of

the
Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)
Indemnification

by

the

Loan

Parties.

The

Loan

Parties

shall

jointly

and

severally
indemnify each Recipient,

within thirty (30) days

after demand therefor, for

the full amount

of any
Indemnified Taxes (including

Indemnified Taxes imposed

or asserted

on or

attributable to

amounts
payable

under

this

Section)

payable

or

paid

by

such

Recipient

or

required

to

be

withheld

or
deducted from a

payment to such

Recipient and any

reasonable expenses arising

therefrom or with
respect

thereto,

whether

or

not

such

Indemnified

Taxes

were

correctly

or

legally

imposed

or
asserted by the relevant Governmental Authority.

A certificate as to the amount of such payment
or liability delivered to

the Borrower by a

Lender (with a copy

to the Administrative Agent),

or by
the Administrative

Agent on

its own

behalf or

on behalf

of a

Lender,

shall be

conclusive absent
manifest error.

(e)
Indemnification

by

the

Lenders.

Each

Lender

shall

severally

indemnify

the
Administrative Agent,

within ten (10)

days after

demand therefor,

for (i) any

Indemnified Taxes
or

Other

Taxes

attributable

to

such

Lender

(but

only

to

the

extent

that

any

Loan

Party

has

not
already

indemnified

the

Administrative

Agent

for

such

Indemnified

Taxes

or

Other

Taxes

and
without

limiting the

obligation

of the

Loan Parties

to do

so), (ii)

any Taxes

attributable to

such
Lender’s failure to comply with the provisions of Section 13.2(d) relating to the maintenance of a
Participant Register and

(iii) any Excluded

Taxes attributable to such Lender, in

each case, that

are
payable

or

paid

by

the

Administrative

Agent

in

connection

with

any

Loan

Document,

and

any
reasonable

expenses

arising

therefrom

or

with

respect

thereto,

whether

or

not

such

Taxes

were
correctly or legally imposed or asserted by the relevant Governmental Authority.

A certificate as

to the

amount of

such payment

or liability

delivered to

any Lender

by the

Administrative Agent
shall

be

conclusive

absent

manifest

error.

Each

Lender

hereby

authorizes

the

Administrative
Agent to set off and apply any and all

amounts at any time owing to such Lender under any Loan
Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (e).

(f)
Evidence

of

Payments.
As

soon

as

practicable

after

any

payment

of

Taxes

by

any
Loan Party to a Governmental Authority pursuant to this Section, such Loan Party shall deliver to
the Administrative Agent the

original or a certified

copy of a receipt

issued by such Governmental
Authority evidencing such

payment, a copy

of the return

reporting such payment

or other evidence
of such payment reasonably satisfactory to the Administrative Agent.

(g)
Status of Lenders.

(i) Any Lender that is entitled to

an exemption from or reduction
of withholding Tax

with respect to payments made under any Loan Document shall deliver to the
Borrower and

the Administrative

Agent, at

the time

or times

reasonably requested

by the

Borrower
or

the

Administrative

Agent,

such

properly

completed

and

executed

documentation

reasonably
requested by the Borrower

or the Administrative Agent

as will permit such payments

to be made
without withholding

or at

a reduced

rate of

withholding.

In addition,

any Lender,

if reasonably
requested by

the Borrower

or the

Administrative Agent,

shall deliver

such other

documentation
prescribed by applicable

law or reasonably

requested by the

Borrower or

the Administrative Agent
as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject

to backup

withholding or

information reporting

requirements.

Notwithstanding anything
to the contrary in the preceding two

sentences, the completion, execution and submission of

such
documentation (other

than such

documentation set

forth in

Section 4.1(g)(ii)(A), (ii)(B)

and (ii)(D)
below) shall not be required if

in the Lender’s reasonable judgment such

completion, execution or
submission

would

subject

such

Lender

to

any

material

unreimbursed

cost

or

expense

or

would
materially prejudice the legal or commercial position of such Lender.

(ii)

Without limiting the generality of the foregoing,

(A)

any

Lender

that

is

a

U.S.

Person

shall

deliver

to

the

Borrower

and

the
Administrative Agent

on or

prior to

the date

on which

such Lender

becomes a

Lender under
this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable

request

of

the
Borrower

or

the

Administrative

Agent),

executed

originals

of

IRS

Form

W-9

certifying
that such Lender is exempt from U.S. federal backup withholding tax;

(B)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver
to

the

Borrower

and

the

Administrative

Agent

(in

such

number

of

copies

as

shall

be
requested by the recipient) on or

prior to the date on which such

Foreign Lender becomes
a

Lender

under

this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable
request

of

the

Borrower

or

the

Administrative

Agent),

whichever

of

the

following

is
applicable:

(i)

in the case

of a Foreign

Lender claiming the

benefits of an

income
tax

treaty

to

which

the

United

States

is

a

party

(x) with

respect

to

payments

of
interest

under

any

Loan

Document,

executed

originals

of

IRS

Form

W-8BEN

establishing

an

exemption

from,

or

reduction

of,

U.S.

federal

withholding

Tax
pursuant to the “interest” article of such

tax treaty and (y) with respect to any

other
applicable payments under

any Loan Document,

IRS Form W-8BEN

establishing
an exemption

from, or

reduction of,

U.S. federal

withholding Tax

pursuant to

the
“business profits” or “other income” article of such tax treaty;

(ii)

executed originals of IRS Form W-8ECI;

(iii)

in

the

case

of

a

Foreign

Lender

claiming

the

benefits

of

the
exemption for portfolio interest

under Section 881(c) of

the Code, (x) a certificate
substantially in

the form

of Exhibit

H-1 to

the effect

that such

Foreign Lender

is
not a “bank”

within the meaning

of Section 881(c)(3)(A)

of the Code,

a “10 percent
shareholder”

of

the

Borrower

within

the

meaning

of

Section

881(c)(3)(B)

of

the
Code,

or

a

“controlled

foreign

corporation”

described

in

Section 881(c)(3)(C)

of
the Code (a
“U.S. Tax

Compliance Certificate”
) and (y) executed originals of IRS
Form W-8BEN; or

(iv)

to the extent a Foreign Lender is not the beneficial owner, executed originals

of

IRS

Form

W-8IMY,

accompanied

by

IRS

Form

W-8ECI,

IRS
Form W-8BEN,

a

U.S.

Tax

Compliance

Certificate

substantially

in

the

form

of
Exhibit H-2 or

Exhibit H-3,

IRS Form

W-9, and/or

other certification

documents
from each beneficial owner,

as applicable;
provided that if the Foreign Lender is a
partnership and one or more

direct or indirect partners of

such Foreign Lender are
claiming

the

portfolio

interest

exemption,

such

Foreign

Lender

may

provide

a
U.S. Tax Compliance Certificate substantially in the form of

Exhibit H-4 on behalf
of each such direct and indirect partner;

(C)

any Foreign Lender shall, to the extent it is legally entitled to do so, deliver
to

the

Borrower

and

the

Administrative

Agent

(in

such

number

of

copies

as

shall

be
requested by the recipient) on or

prior to the date on which such

Foreign Lender becomes
a

Lender

under

this

Agreement

(and

from

time

to

time

thereafter

upon

the

reasonable
request of the

Borrower or the

Administrative Agent), executed

originals of any

other form
prescribed by applicable law as a basis

for claiming exemption from or a reduction in

U.S.
federal

withholding

Tax,

duly

completed,

together

with

such

supplementary
documentation

as

may

be

prescribed

by

applicable

law

to

permit

the

Borrower

or

the
Administrative Agent to determine the withholding or deduction required to be made; and

(D)

if a payment made to a Lender

under any Loan Document would be

subject
to U.S. federal withholding Tax imposed by FATCA

if such Lender were to fail

to comply
with

the

applicable

reporting

requirements

of

FATCA

(including

those

contained

in
Section 1471(b)

or 1472(b)

of the

Code, as

applicable),

such Lender

shall

deliver to

the
Borrower and the Administrative Agent at the time or times prescribed by law and at such time

or

times

reasonably

requested

by

the

Borrower

or

the

Administrative

Agent

such
documentation

prescribed

by

applicable

law

(including

as

prescribed

by
Section 1471(b)(3)(C)(i)

of

the

Code)

and

such

additional

documentation

reasonably
requested

by

the

Borrower

or

the

Administrative

Agent

as

may

be

necessary

for

the

Borrower

and the

Administrative Agent

to comply

with their

obligations under

FATCA
and

to

determine

that

such

Lender

has

complied

with

such

Lender’s

obligations

under
FATCA

or to determine

the amount to

deduct and withhold

from such payment.

Solely for
purposes

of

this

clause (D),
“FA TCA”
shall

include

any

amendments

made

to

FATCA
after the date of this Agreement.
Each

Lender

agrees

that

if

any

form

or

certification

it

previously

delivered

expires

or
becomes obsolete

or inaccurate

in any

respect, it

shall update

such form

or certification

or promptly
notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)
Treatment of Certain Refunds.

If any

party receives

a refund

of any

Taxes as to which
it has been indemnified pursuant

to this Section (including by the

payment of additional amounts
pursuant to

this Section),

it shall

pay to

the indemnifying

party an

amount equal

to such

refund
(but only to

the extent of

indemnity payments made

under this Section

with respect to

the Taxes
giving rise

to such

refund), net

of all

out-of-pocket expenses

(including Taxes) of

such indemnified
party and

without interest

(other than

any interest

paid by

the relevant

Governmental Authority
with respect

to such

refund).

Such indemnifying

party, upon the

request of

such indemnified

party,
shall repay

to such

indemnified party

the amount

paid over

pursuant to

this subsection (h)

(plus
any penalties,

interest or

other charges

imposed by

the relevant

Governmental Authority)

in the
event that

such indemnified

party is

required to

repay such

refund to

such Governmental

Authority.

Notwithstanding anything

to the

contrary in

this subsection (h),

in no

event will

the indemnified
party be required

to pay any

amount to an

indemnifying party pursuant

to this subsection (h)

the
payment of which

would place the

indemnified party in

a less favorable

net after-Tax position than
the

indemnified

party

would

have

been

in

if

the

Tax

subject

to

indemnification

had

not

been
deducted, withheld or otherwise

imposed and the indemnification

payments or additional amounts
giving rise to such

refund had never been

paid.

This subsection shall not

be construed to require
any indemnified

party to

make available

its Tax

returns (or

any other

information relating

to its
Taxes that it deems confidential) to the indemnifying party or any other Person.

(i)
Survival.

Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent

or any assignment of rights

by, or

the replacement of, a
Lender,

the termination

of the

Commitments and

the repayment,

satisfaction or

discharge

of all
obligations under any Loan Document.
Section 4.2.

Change of Law.

Notwithstanding any other provisions of this Agreement or
any other Loan Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any Eurodollar

Loans or to perform its obligations as

contemplated
hereby,

such

Lender

shall

promptly

give

notice

thereof

to

the

Borrower

and

such

Lender’s
obligations to make or

maintain Eurodollar Loans under

this Agreement shall be

suspended until
it is

no longer

unlawful for

such Lender

to make

or maintain

Eurodollar Loans.

The Borrower
shall prepay on demand the

outstanding principal amount of any

such affected Eurodollar Loans,
together

with

all

interest

accrued

thereon

and

all

other

amounts

then

due

and

payable

to

such
Lender under this Agreement; provided, however,

subject to all of the terms

and conditions of this
Agreement, the Borrower

may then elect

to borrow

the principal amount

of the affected

Eurodollar
Loans from such Lender by means of Base

Rate Loans from such Lender, which Base Rate Loans
shall not be made ratably by the Lenders but only from such affected Lender.

Section 4.3.

Unavailability

of

Deposits

or

Inability

to

Ascertain,

or

Inadequacy

of,
LIBOR
.

(a)
Reserved .

(b)
Replacing

USD

LIBOR.

On

March

5,

2021

the

Financial

Conduct

Authority
( “FCA”
),

the

regulatory

supervisor

of

USD

LIBOR’s

administrator

(
“IBA”
),

announced

in

a
public

statement

the

future

cessation

or

loss

of

representativeness

of

overnight/Spot

Next,

1-
month, 3-month, 6-month and

12- month USD

LIBOR tenor settings.

On the earlier of

(i) the date
that

all

Available

Tenors

of

USD

LIBOR

have

either

permanently

or

indefinitely

ceased

to

be
provided by IBA or have been announced by the FCA pursuant to public statement or publication of information

to be

no longer

representative and

(ii) the

Benchmark Replacement

Date relating
to

an

Early

Opt-in

Election,

if

the

then-current

Benchmark

is

USD

LIBOR,

the

Benchmark
Replacement

will

replace

such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan
Document in

respect of

any setting

of such

Benchmark on

such day

and all

subsequent settings
without any

amendment to,

or further

action or

consent of

any other

party to

this Agreement

or
any

other

Loan

Document.

If

the

Benchmark

Replacement

is

Daily

Simple

SOFR,

all

interest
payments will be payable on a quarterly basis.
(c)

Effect of

Benchmark Transition Event.

(i) Notwithstanding

anything to

the contrary
herein

or

in

any

other

Loan

Document,

if

a

Benchmark

Transition

Event

or

an

Early

Opt
-
in
Election, as

applicable, and

its related

Benchmark Replacement

Date have

occurred prior

to the
Reference Time in respect

of any setting of the then
-
current Benchmark, then (x) if a Benchmark
Replacement is determined

in accordance

with clause (1)

or (2) of

the definition of

“Benchmark
Replacement” for such Benchmark

Replacement Date, such Benchmark

Replacement will replace
such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan

Document

in

respect

of

such
Benchmark

setting

and

subsequent

Benchmark

settings

without

any

amendment

to,

or

further
action or consent

of any other

party to, this

Agreement or any

other Loan Document

and (y) if a
Benchmark

Replacement

is

determined

in

accordance

with

clause

(3)

of

the

definition

of
“Benchmark

Replacement”

for

such

Benchmark

Replacement

Date,

such

Benchmark
Replacement

will

replace

such

Benchmark

for

all

purposes

hereunder

and

under

any

Loan
Document

in

respect

of

any

Benchmark

setting

at

or

after

5:00

p.m.

(Chicago

time)

on

the

5th
Business

Day after

the date

notice of

such

Benchmark

Replacement is

provided

to the

Lenders
without any

amendment to,

or further

action or

consent of

any other

party to,

this Agreement

or
any

other

Loan Document

so long

as

the Administrative

Agent has

not received,

by such

time,
written

notice

of

objection

to

such

Benchmark

Replacement

from

Lenders

comprising

the
Required Lenders.

(ii)

Notwithstanding

anything

to

the

contrary

herein

or

in

any

other

Loan
Document and subject to

the proviso below in

this paragraph, if a

Term

SOFR Event and
its

related

Benchmark

Replacement

Date

have

occurred

prior

to

the

Reference

Time

in
respect

of

any

setting

of

the

then
-
current

Benchmark,

then

the

applicable

Benchmark
Replacement will replace the then
-
current Benchmark for all purposes hereunder or under
any

Loan

Document

in

respect

of

such

Benchmark

setting

and

subsequent

Benchmark
settings, without any amendment to, or further action or consent of any other party to, this
Agreement or

any other

Loan Document;
provided

that, this

clause (ii)

shall not

be effective
unless

the

Administrative

Agent

has

delivered

to

the

Lenders

and

the

Borrower

a

Term
SOFR Notice.

(iii)

In connection

with the

implementation of

a Benchmark

Replacement, the
Administrative

Agent

will

have the

right

to make

Benchmark Replacement

Conforming
Changes from time to time

and, notwithstanding anything to the

contrary herein or in any
other

Loan

Document,

any

amendments

implementing

such

Benchmark

Replacement
Conforming Changes

will become

effective without

any further

action or

consent of

any
other party to this Agreement or any other Loan Document.

(iv)

The

Administrative

Agent

will

promptly

notify

the

Borrower

and

the
Lenders

of

(A) any

occurrence

of

a

Benchmark

Transition

Event,

Term

SOFR

Event

or
Early Opt
-
in Election, as applicable, and its

related Benchmark Replacement Date, (B) the
implementation of any Benchmark

Replacement, (C) the effectiveness

of any Benchmark
Replacement

Conforming

Changes,

(D)

the

removal

or

reinstatement

of

any

tenor

of

a
Benchmark pursuant to clause (v) below and (E) the commencement or conclusion of any
Benchmark

Unavailability

Period.

Any

determination,

decision

or

election

that

may

be
made

by

the

Administrative

Agent

or,

if

applicable,

any

Lender

(or

group

of

Lenders)
pursuant to this Section 4.3(c), including any determination with respect to a tenor, rate or adjustment or

of the

occurrence or

non
-
occurrence of

an event,

circumstance or

date and
any

decision

to

take

or

refrain

from

taking

any

action

or

any

selection,

will

be

made

in
good faith in its or their reasonable discretion giving due consideration to any selection or recommendation

by

the

Relevant

Governmental

Body

and

to

any

prevailing

market
practices for U.S.

Dollar-denominated syndicated

credit facilities

and shall be

conclusive
and binding absent manifest error without consent from any other party to this Agreement or any

other Loan

Document, except,

in each

case, as

expressly required

pursuant to

this
Section

4.3(c).

The

parties

hereto

acknowledge

that,

on

March

5,

2021,

the

ICE
Benchmark Administration (the “IBA”
), the administrator

of the London

interbank offered
rate ( “LIBOR Rate”
), stated that as a result

of its not having access to

input data necessary
to calculate LIBOR

Rate settings on

a representative basis

beyond the intended

cessation
dates set forth in such statement, it would have

to cease publication of all 35 LIBOR Rate
settings

immediately

after

such

dates.

The

IBA

did

not

identify

any

successor
administrator in

its announcement.

The IBA

also noted

that the

U.K. Financial

Conduct
Authority (the “FCA”
), the

regulatory supervisor

for the

IBA, could,

at a

later date,

use
proposed new

powers to

require the

IBA to

publish LIBOR

Rate settings

on a

synthetic
basis.

The FCA also issued

a separate announcement confirming

that the IBA had

notified
the FCA

of its

intent to

cease providing

all LIBOR

Rate settings.

While the

FCA stated
that, subject to

the establishment of

the new proposed

powers, it would

consult on the

issue
of

requiring

the

IBA

to

produce

certain

LIBOR

Rate

tenors

on

a

synthetic

basis,

it
confirmed

that

all

35

LIBOR

Rate

settings

will

either

cease

to

be

provided

by

any
administrator or will no longer

be representative as of the

dates set forth in such

statement.

(v)

Notwithstanding

anything

to

the

contrary

herein

or

in

any

other

Loan
Document, at any time (including in

connection with the implementation of

a Benchmark
Replacement), (A) if the then
-
current Benchmark is a term rate

(including Term

SOFR or
LIBOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information

service

that

publishes

such

rate

from

time

to

time

as

selected

by

the
Administrative

Agent

in

good

faith

and

in

its

reasonable

discretion

giving

due
consideration

to

any

prevailing

market

practice

for

U.S.

Dollar-denominated

syndicated

credit facilities

or (2) the

regulatory supervisor

for the

administrator of

such Benchmark
has provided

a public

statement or

publication of

information announcing

that any

tenor
for such Benchmark is

or will be no

longer representative, then the

Administrative Agent
may modify the definition of “Interest Period” for any Benchmark settings at or after such time

to

remove

such

unavailable

or

non
-
representative

tenor

and

(B)

if

a

tenor

that

was
removed pursuant to

clause (A) above

either (1) is subsequently

displayed on a

screen or
information service for a

Benchmark (including a Benchmark

Replacement) or (2) is

not,
or is no longer, subject to an

announcement that it is or

will no longer be representative

for
a Benchmark (including

a Benchmark Replacement),

then the Administrative

Agent may
modify the definition of

“Interest Period” for all

Benchmark settings at or

after such time
to reinstate such previously removed tenor.

(vi)

Upon

the

Borrower’s

receipt

of

notice

of

the

commencement

of

a
Benchmark Unavailability Period,

the Borrower may revoke

any request for a

Borrowing
of, conversion to or

continuation of Eurodollar Loans to

be made, converted or continued
during

any

Benchmark

Unavailability

Period

and,

failing

that,

the

Borrowers

will

be
deemed to have

converted any such

request into a

request for a

Borrowing of or

conversion
to

Base

Rate

Loans.

During

any

Benchmark

Unavailability

Period

or

at

any

time

that

a
tenor for

the then
-
current Benchmark

is not

an Available

Tenor,

the component

of Base
Rate

based

upon

the

then
-
current

Benchmark

or

such

tenor

for

such

Benchmark,

as
applicable, will not be used in any determination of Base Rate.
(vii) Certain Defined Terms
.

As used in this Section 4.3(c):

“Available Tenor”

means, as of any date of determination and with
respect

to

the

then
-
current

Benchmark,

as

applicable,

any

tenor

for

such
Benchmark or payment period for

interest calculated with reference

to such
Benchmark, as applicable, that

is or may be

used for determining the

length
of

an

Interest

Period

pursuant

to

this

Agreement

as

of

such

date

and

not
including, for the avoidance of doubt, any tenor for such

Benchmark that is
then
-
removed from the

definition of “Interest

Period” pursuant to

clause (v)
of this Section 4.3(c).

“Benchmark”

means, initially, the

LIBOR Index

Rate;
provided

that
if a

Benchmark Transition

Event, a

Term

SOFR Event

or an

Early Opt
-
in
Election, as applicable,

and its related

Benchmark Replacement Date

have
occurred

with

respect

to

the

LIBOR

Index

Rate

or

the

then
-
current
Benchmark,

then

“Benchmark”

means

the

applicable

Benchmark
Replacement to the extent

that such Benchmark Replacement

has replaced
such prior

benchmark rate

pursuant to

clause (i) or

(ii) of

this Section

4.3(c).

“Benchmark

Replacement”
means,

for

any

Available

Tenor,

the
first alternative

set forth

in the

order below

that can

be determined

by the
Administrative Agent for the applicable Benchmark Replacement Date:

(1)

the sum

of: (a)

Term

SOFR and

(b) the

related Benchmark
Replacement Adjustment;

(2)

the

sum

of:

(a)

Daily

Simple

SOFR

and

(b)

the

related
Benchmark Replacement Adjustment;

(3)

the sum

of:

(a) the

alternate benchmark

rate that

has been
selected by the Administrative Agent

and the Borrower as the

replacement
for

the

then
-
current

Benchmark

for

the

applicable

Corresponding

Tenor
giving

due

consideration

to

(i) any

selection

or

recommendation

of

a
replacement benchmark rate

or the mechanism for

determining such a

rate
by the Relevant Governmental Body or (ii) any evolving or

then
-
prevailing
market convention

for determining

a benchmark

rate as

a replacement

for
the then
-
current Benchmark for

U.S. dollar
-
denominated syndicated credit
facilities

at

such

time

and

(b) the

related

Benchmark

Replacement
Adjustment;
provided

that,

in

the

case

of

clause

(1),

such

Unadjusted

Benchmark
Replacement

is

displayed

on

a

screen

or

other

information

service

that
publishes

such

rate

from

time

to

time

as

selected

by

the

Administrative
Agent in

good faith

and in

its reasonable

discretion giving

due consideration
to any

prevailing market

practice for

U.S. Dollar-denominated

syndicated
credit

facilities;
provided

further

that,

notwithstanding

anything

to

the
contrary

in

this

Agreement

or

in

any

other

Loan

Document,

upon

the
occurrence

of

a

Term

SOFR

Event,

and

the

delivery

of

a

Term

SOFR
Notice,

on

the

applicable

Benchmark

Replacement

Date

the

“Benchmark
Replacement” shall revert to and

shall be deemed to be

the sum of (a) Term
SOFR and (b) the related

Benchmark Replacement Adjustment, as set

forth
in clause (1) of this definition (subject to the first proviso above).
If the Benchmark Replacement as determined pursuant to clause (1), (2) or
(3) above would

be less than

the Floor, the Benchmark

Replacement will be
deemed

to

be

the

Floor for

the

purposes

of

this

Agreement

and

the

other
Loan Documents.

“Benchmark Replacement Adjustment”
means, with respect

to any
replacement of the then

current Benchmark with

an Unadjusted Benchmark
Replacement for any

applicable Interest Period

and Available Tenor for any
setting of such Unadjusted Benchmark Replacement:

(1)

for

purposes

of

clauses

(1)

and

(2)

of

the

definition

of
“Benchmark Replacement,” the first alternative set forth

in the order below
that can be determined by the Administrative Agent:

(a)

the

spread

adjustment,

or

method

for

calculating

or
determining such spread

adjustment, (which may

be a positive

or negative

value or

zero) as

of the

Reference Time

such Benchmark

Replacement is
first set for such Interest

Period that has been

selected or recommended by
the Relevant

Governmental Body

for the

replacement of

such Benchmark
with the applicable Unadjusted Benchmark Replacement for the applicable
Corresponding Tenor;

(b)

the spread adjustment

(which may be

a positive or

negative
value or

zero) as

of the

Reference Time

such Benchmark

Replacement is
first set

for such

Interest Period

that would

apply to

the fallback

rate for

a
derivative transaction

referencing the

ISDA Definitions

to be

effective upon
an index cessation event with respect to such Benchmark for the applicable
Corresponding Tenor; and

(2)

for

purposes of

clause (3)

of the

definition of

“Benchmark
Replacement,”

the

spread

adjustment,

or

method

for

calculating

or
determining such spread

adjustment, (which may

be a positive

or negative
value or

zero) that

has been

selected by

the Administrative

Agent and

the
Borrower for the applicable Corresponding Tenor giving due consideration to (i)

any selection

or recommendation

of a

spread adjustment,

or method
for calculating or determining such

spread adjustment, for the replacement
of

such

Benchmark

with

the

applicable

Unadjusted

Benchmark
Replacement

by

the

Relevant

Governmental

Body

on

the

applicable
Benchmark Replacement

Date and/or

(ii) any

evolving or

then-prevailing
market

convention

for

determining

a

spread

adjustment,

or

method

for
calculating or

determining such

spread adjustment,

for the

replacement of
such Benchmark

with the

applicable Unadjusted

Benchmark Replacement
for U.S. dollar denominated syndicated credit facilities;
provided

that, in the case of clause (1) above,

such adjustment is displayed
on

a

screen

or

other

information

service

that

publishes

such

Benchmark
Replacement

Adjustment

from

time

to

time

as

selected

by

the
Administrative Agent in its reasonable discretion.

“Benchmark

Replacement

Conforming

Changes”

means,

with
respect

to

any

Benchmark

Replacement,

any

technical,

administrative

or
operational changes (including

changes to

the definition of

“Base Rate,” the
definition of “Business Day,” the definition of “Interest Period,” the timing
and

frequency

of

determining

rates

and

making

payments

of

interest,

the
timing

of

borrowing

requests

or

prepayment,

conversion

or

continuation
notices,

the

length

of

lookback

periods,

the

applicability

of

breakage
provisions, and

other technical,

administrative or

operational matters)

that
the Administrative Agent reasonably

decides may be appropriate

to reflect
the adoption

and implementation

of such

Benchmark Replacement

and to
permit the administration thereof by

the Administrative Agent in a

manner
substantially

consistent

with

market

practice

(or,

if

the

Administrative
Agent

in

good

faith

decides

that

adoption

of

any

portion

of

such

market

practice

is

not

administratively

feasible

or

if

the

Administrative

Agent
determines in

good faith

that no

market practice

for the

administration of
such

Benchmark

Replacement

exists,

in

such

other

manner

of
administration

as

the

Administrative

Agent

in

good

faith

decides

is
reasonably

necessary

in

connection

with

the

administration

of

this
Agreement and the other Loan Documents).

“Benchmark Replacement Date”

means the earliest to

occur of the
following events with respect to the then-current Benchmark:

(1)

in

the

case

of

clause

(1)

or

(2)

of

the

definition

of
“Benchmark

Transition

Event,”

the

later

of

(a)

the

date

of

the

public
statement or publication

of information referenced

therein and (b)

the date
on which

the administrator

of such

Benchmark (or

the published

component
used

in

the

calculation

thereof)

permanently

or

indefinitely

ceases

to
provide

all

Available

Tenors

of

such

Benchmark

(or

such

component
thereof);

(2)

in

the

case

of

clause

(3)

of

the

definition

of

“Benchmark
Transition

Event,”

the

date

of

the

public

statement

or

publication

of
information referenced therein;

(3)

in the

case of

a Term

SOFR Event,

the date

that is

30 days
after

the

date

a

Term

SOFR

Notice

is

provided

to

the

Lenders

and

the
Borrower pursuant to this Section 4.3(c)(ii); or

(4)

in the case

of an Early

Opt
-
in Election, the

6th Business Day
after

the

date

notice

of

such

Early

Opt
-
in

Election

is

provided

to

the
Lenders, so long

as the Administrative

Agent has not

received, by 5:00 p.m.
(Chicago time) on the 5th

Business Day after the date

notice of such Early
Opt
-
in

Election

is

provided

to

the

Lenders,

written

notice

of

objection

to
such Early Opt
-
in Election from Lenders

comprising the Required Lenders.
For

the

avoidance

of

doubt,

(i)

if

the

event

giving

rise

to

the

Benchmark
Replacement Date

occurs on

the same

day as,

but earlier

than, the

Reference
Time

in

respect

of

any

determination,

the

Benchmark

Replacement

Date
will

be

deemed

to

have

occurred

prior

to

the

Reference

Time

for

such
determination and (ii) the “Benchmark Replacement Date” will be deemed
to

have

occurred

in

the

case

of

clause (1)

or

(2)

with

respect

to

any
Benchmark upon the occurrence

of the applicable event

or events set forth
therein with

respect to

all then
-
current Available Tenors of such

Benchmark
(or the published component used in the calculation thereof).

“Benchmark

Transition

Event”
means

the

occurrence

of

one

or
more of the following events with respect to the then
-
current Benchmark:

(1)

a

public

statement

or

publication

of

information

by

or

on
behalf of the

administrator of such

Benchmark (or the

published component
used

in

the

calculation

thereof)

announcing

that

such

administrator

has
ceased or will cease to provide all

Available Tenors

of such Benchmark (or
such component thereof), permanently or indefinitely; provided that, at the
time of

such statement

or publication,

there

is no

successor

administrator
that will

continue to

provide any

Available

Tenor

of such

Benchmark (or
such component thereof);

(2)

a

public

statement

or

publication

of

information

by

the
regulatory

supervisor

for

the

administrator

of

such

Benchmark

(or

the
published

component

used

in

the

calculation

thereof),

the

FRB,

the
NYFRB, an insolvency official

with jurisdiction over the administrator

for
such

Benchmark

(or

such

component),

a

resolution

authority

with
jurisdiction over

the administrator

for such

Benchmark (or

such component)
or a court

or an entity

with similar

insolvency or resolution

authority over
the

administrator

for

such

Benchmark

(or

such

component),

which

states
that the

administrator of such

Benchmark (or such

component) has ceased
or will

cease to

provide all

Available

Tenors

of such

Benchmark (or

such
component thereof)

permanently or

indefinitely,
provided

that, at

the time
of

such

statement

or

publication,

there

is

no

successor

administrator

that
will continue to

provide any Available

Tenor

of such Benchmark

(or such
component thereof); or

(3)

a

public

statement

or

publication

of

information

by

the
regulatory

supervisor

for

the

administrator

of

such

Benchmark

(or

the
published

component

used

in

the

calculation

thereof)

announcing

that

all
Available

Tenors

of such

Benchmark (or

such component

thereof) are

no
longer representative.
For

the

avoidance

of

doubt,

a

“Benchmark

Transition

Event”

will

be
deemed

to

have

occurred

with

respect

to

any

Benchmark

if

a

public
statement or

publication of

information set

forth above

has occurred

with
respect

to

each

then
-
current

Available

Tenor

of

such

Benchmark

(or

the
published component used in the calculation thereof).

“Benchmark Unavailability

Period”
means the

period (if

any) (x)
beginning

at

the

time

that

a

Benchmark

Replacement

Date

pursuant

to
clauses

(1)

or

(2)

of

that

definition

has

occurred

if,

at

such

time,

no
Benchmark Replacement

has replaced

the then
-
current Benchmark

for all
purposes hereunder and under any Loan Document in accordance with this
Section 4.3(c) and

(y) ending at

the time

that a

Benchmark Replacement

has
replaced the then
-
current Benchmark for all

purposes hereunder and under
any Loan Document in accordance with this Section 4.3(c).

“Corresponding Tenor”
with respect

to any

Available Tenor means,
as

applicable,

either

a

tenor

(including

overnight)

or

an

interest

payment
period

having

approximately

the

same

length

(disregarding

business

day
adjustment) as such Available Tenor.

“Daily

Simple

SOFR”
means,

for

any

day,

SOFR,

with

the
conventions for this rate (which

will include a lookback) being established
by

the

Administrative

Agent

in

accordance

with

the

conventions

for

this
rate

selected

or

recommended

by

the

Relevant

Governmental

Body

for
determining “Daily Simple SOFR” for syndicated business loans; provided that

if

the

Administrative

Agent

decides

in

good

faith

that

any

such
convention

is

not

administratively

feasible

for

the

Administrative

Agent,
then

the

Administrative

Agent

may

establish

another

convention

in

good
faith

and

in

its

reasonable

discretion

giving

due

consideration

to

any
prevailing market

practices for

U.S. Dollar-denominated

syndicated credit
facilities.

“Early

Opt
-
in

Election”
means,

if

the

then
-
current

Benchmark

is
the LIBOR Index Rate, the occurrence of:

(1)

a notification by the Administrative Agent to (or the request by

the

Borrower to

the

Administrative

Agent

to

notify)

each

of

the

other
parties

hereto

that

at

least

five

currently

outstanding

U.S.
dollar
-
denominated

syndicated

credit

facilities

at

such

time

contain

(as

a
result

of

amendment

or

as

originally

executed)

a

SOFR
-
based

rate
(including SOFR,

a term

SOFR or

any other

rate based

upon SOFR)

as a
benchmark rate (and

such syndicated credit

facilities are identified

in such
notice and are publicly available for review), and

(2)

the

joint

election

by

the

Administrative

Agent

and

the
Borrower

to

trigger

a

fallback

from

LIBOR

and

the

provision

by

the
Administrative Agent of written notice of such election to the Lenders.

“Floor”

means

the

benchmark

rate

floor,

if

any,

provided

in

this
Agreement

initially

(as

of

the

execution

of

this

Agreement,

the
modification, amendment or renewal of

this Agreement or otherwise) with
respect to LIBOR.

“FRB”

means

the

Board

of

Governors

of

the

Federal

Reserve
System of the United States.

“ISDA Definitions”
means the 2006

ISDA Definitions published by
the International Swaps and Derivatives Association,

Inc. or any successor
thereto, as

amended or

supplemented from

time to

time, or

any successor
definitional booklet for interest

rate derivatives published from

time to time

by

the

International

Swaps

and

Derivatives

Association,

Inc.

or

such
successor thereto.

“NYFRB”
means the Federal Reserve Bank of New York.

“NYFRB’s Website”
means the

website of

the Federal

Reserve Bank
of New York at http://www.newyorkfed.org,

or any successor source.

“Reference

Time”
with

respect

to

any

setting

of

the

then
-
current
Benchmark means (1) if

such Benchmark is

the LIBOR Index

Rate, 11:00
a.m. (London time) on

the day that is

two London banking days

preceding
the date of such setting, and (2) if such Benchmark is not the LIBOR Index
Rate, the time determined by the Administrative Agent in good faith and in its reasonable discretion giving due

consideration to any prevailing market
practice for U.S. Dollar-denominated syndicated credit facilities.

“Relevant Governmental Body
” means the

FRB and/or the

NYFRB,
or

a

committee

officially

endorsed

or

convened

by

the

FRB

and/or

the
NYFRB, or any successor thereto.

“SOFR”
means, with respect

to any Business

Day, a rate per annum
equal

to

the

secured

overnight

financing

rate

for

such

Business

Day
published

by

the

SOFR

Administrator

on

the

SOFR

Administrator’s
Website on the immediately succeeding Business Day.

“SOFR

Administrator”
means

the

NYFRB

(or

a

successor
administrator of the secured overnight financing rate).

“SOFR

Administrator’s

Website”
means

the

NYFRB’s

Website,
currently

at

http://www.newyorkfed.org,

or

any

successor

source

for

the
secured

overnight

financing

rate

identified

as

such

by

the

SOFR
Administrator from time to time.

“Term SOFR”
means, for the applicable

Corresponding Tenor as of
the

applicable

Reference

Time,

the

forward
-
looking

term

rate

based

on
SOFR

that

has

been

selected

or

recommended

by

the

Relevant
Governmental Body.

“Term SOFR Event”
means the

determination by

the Administrative
Agent that (a) Term

SOFR has been recommended for use by the Relevant
Governmental

Body,

(b) the

administration

of

Term

SOFR

is
administratively feasible for

the Administrative Agent

and (c) a Benchmark
Transition

Event

has

previously

occurred

resulting

in

a

Benchmark
Replacement in accordance with this

Section 4.3(c) that is not Term SOFR.

“Term

SOFR

Notice”
means

a

notification

by

the

Administrative
Agent to the Lenders and the

Borrower of the occurrence of a

Term

SOFR
Event.

“Unadjusted

Benchmark

Replacement”
means

the

applicable
Benchmark

Replacement

excluding

the

related

Benchmark

Replacement
Adjustment.
Section 4.4.

Increased Costs
.

(a)
Increased Costs Generally.

If any Change in Law shall:

(i)

impose,

modify

or

deem

applicable

any

reserve,

special

deposit,
compulsory loan, insurance

charge or similar

requirement against assets

of, deposits with
or

for

the

account

of,

or

credit

extended

or

participated

in

by,

any

Lender

(except

any
reserve requirement reflected in the Adjusted LIBOR) or any L/C Issuer;

(ii)

subject

any

Recipient

to

any

Taxes

(other

than

(A) Indemnified

Taxes,
(B) Taxes

described

in

clauses (b)

through

(d)

of

the

definition

of

Excluded

Taxes

and
(C) Connection Income Taxes) on its loans, loan principal,

letters of credit, commitments,
or other obligations, or

its deposits, reserves, other

liabilities or capital attributable

thereto;
or

(iii)

impose on

any Lender

or any

L/C Issuer

or the

London interbank

market
any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans
made by such Lender or any Letter of Credit or participation therein;
and the

result of

any of

the foregoing

shall be

to increase

the cost

to such

Lender or

such other
Recipient

of

making,

converting

to,

continuing

or

maintaining

any

Loan

or

of

maintaining

its
obligation to make any such Loan, or to increase the cost to such Lender,

such L/C Issuer or such
other Recipient of participating

in, issuing or maintaining

any Letter of Credit

(or of maintaining
its obligation to participate in or

to issue any Letter of Credit),

or to reduce the amount of

any sum
received

or

receivable

by

such

Lender,

L/C

Issuer

or

other

Recipient

hereunder

(whether

of
principal,

interest

or

any

other

amount)

then,

upon

request

of

such

Lender,

L/C

Issuer

or

other
Recipient, the

Borrower will

pay to

such Lender,

L/C Issuer

or other

Recipient, as

the case

may
be,

such

additional

amount

or

amounts

as

will

compensate

such

Lender,

L/C

Issuer

or

other
Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)
Capital Requirements.

If any

Lender or

L/C Issuer

determines that

any Change

in
Law affecting such Lender or L/C Issuer or any lending

office of such Lender or such Lender’s or
L/C Issuer’s

holding company,

if any,

regarding capital

or liquidity

requirements, has

or would
have the

effect

of reducing

the rate

of return

on such

Lender’s

or L/C

Issuer’s

capital or

on the
capital

of

such

Lender’s

or

L/C

Issuer’s

holding

company,

if

any,

as

a

consequence

of

this
Agreement, the

Commitments of

such Lender

or the

Loans made

by,

or participations

in Letters
of

Credit

or Swingline

Loans

held

by,

such

Lender,

or

the Letters

of

Credit

issued

by

any

L/C
Issuer,

to a

level

below that

which such

Lender

or L/C

Issuer

or such

Lender’s

or L/C

Issuer’s

holding company could have

achieved but for such

Change in Law

(taking into consideration such
Lender’s

or

L/C

Issuer’s

policies

and

the

policies

of

such

Lender’s

or

L/C

Issuer’s

holding
company with respect to capital adequacy),

then from time to time the

Borrower will pay to such
Lender or L/C Issuer,

as the case may be,

such additional amount or amounts

as will compensate
such

Lender

or

L/C

Issuer

or

such

Lender’s

or

L/C

Issuer’s

holding

company

for

any

such
reduction suffered.

(c)
Certificates for Reimbursement.

A certificate of a Lender or L/C Issuer setting forth
the amount

or amounts

necessary to

compensate such

Lender or

L/C Issuer

or its

holding company,
as

the

case

may

be,

as

specified

in

subsection (a)

or (b)

of

this

Section

and

delivered

to

the
Borrower, shall be conclusive absent manifest error.

The Borrower shall pay such Lender or L/C
Issuer, as the case may be,

the amount shown as

due on any such

certificate within thirty (30) days
after receipt thereof.

(d)
Delay in

Requests.

Failure or

delay on

the part

of any

Lender or

L/C Issuer

to demand
compensation pursuant

to this

Section shall

not constitute

a waiver

of such

Lender’s or

L/C Issuer’s
right

to

demand

such

compensation;
provided

that

the

Borrower

shall

not

be

required

to
compensate

a

Lender

or L/C

Issuer

pursuant to

this

Section for

any increased

costs incurred

or
reductions suffered

more than six (6)

months prior to

the date that

such Lender or

L/C Issuer,

as
the case may be, notifies the

Borrower of the Change in

Law giving rise to such

increased costs or
reductions, and of such Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period

referred to

above shall

be extended

to include

the period

of retroactive

effect
thereof).
Section 4.5.

Funding

Indemnity
.

If

any

Lender

shall

incur

any

loss,

cost

or

expense
(including, without

limitation, any

loss, cost

or expense

incurred by

reason of

the liquidation

or
re-employment

of

deposits

or

other

funds

acquired

by

such

Lender

to

fund

or

maintain

any
Eurodollar Loan or Swingline Loan bearing interest at the Swingline Lender’s Quoted Rate or the relending or reinvesting of

such deposits or amounts

paid or prepaid to

such Lender) as a

result of:

(a)

any

payment,

prepayment

or

conversion

of

a

Eurodollar

Loan

or

such
Swingline Loan on a date other than the last day of its Interest Period,

(b)

any

failure

(because

of

a

failure

to

meet

the

conditions

of

Section 7

or
otherwise)

by the

Borrower to

borrow or

continue a

Eurodollar Loan

or such

Swingline
Loan, or

to convert

a Base

Rate Loan

into a

Eurodollar Loan

or such

Swingline Loan

on
the date specified in a notice given pursuant to Section 2.6(a) or 2.2(b),

(c)

any

failure

by

the

Borrower

to

make

any

payment

of

principal

on

any
Eurodollar Loan or

such Swingline Loan

when due (whether

by acceleration or

otherwise),
or

(d)

any

acceleration

of

the

maturity

of

a

Eurodollar

Loan

or

such

Swingline
Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand

of such Lender, the Borrower

shall pay to such

Lender such amount as

will
reimburse

such

Lender

for

such

loss,

cost

or

expense.

If

any

Lender

makes

such

a

claim

for
compensation,

it

shall

provide

to

the

Borrower,

with

a

copy

to

the

Administrative

Agent,

a
certificate

setting

forth

the

amount

of

such

loss,

cost

or

expense

in

reasonable

detail

and

the
amounts shown on such certificate shall be conclusive absent manifest error.
Section 4.6.

Discretion

of Lender

as to

Manner of

Funding.

Notwithstanding any

other
provision of this Agreement, each

Lender shall be entitled to

fund and maintain its funding

of all
or any

part of

its Loans

in any

manner it

sees fit,

it being

understood, however, that

for the

purposes
of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as
if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits

in

the

interbank

euro

dollar

market

having

a

maturity

corresponding

to

such

Loan’s
Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.
Section 4.7.

Lending

Offices;

Mitigation

Obligations.

Each

Lender

may,

at

its

option,
elect to make

its Loans hereunder

at the branch,

office or

affiliate specified

in its Administrative
Questionnaire (each

a
“Lending Office”
) for

each type

of Loan

available hereunder

or at

such other
of its

branches, offices

or affiliates

as it

may from

time to

time elect

and designate

in a

written
notice to the

Borrower and the

Administrative Agent.

If any Lender requests

compensation under
Section 4.4, or requires the Borrower

to pay any Indemnified Taxes

or additional amounts to any
Lender or any

Governmental Authority for

the account of

any Lender pursuant

to Section 4.1, then
such Lender

shall (at

the request

of the

Borrower) use

reasonable efforts

to designate

a different
lending office

for funding

or booking

its Loans

hereunder or

to assign

its rights

and obligations
hereunder to another of its offices, branches or

affiliates, if, in the judgment of such Lender,

such
designation or assignment (i) would eliminate

or reduce amounts payable pursuant to

Section 4.1
or 4.4,

as the

case may

be, in

the future,

and (ii) would

not subject

such Lender

to any

unreimbursed
cost or

expense and

would not

otherwise be

disadvantageous to

such Lender.

The Borrower

hereby
agrees to

pay all

reasonable costs

and expenses

incurred

by any

Lender in

connection with

any
such designation or assignment.
S
ECTION

5.

P
LACE AND
A
PPLICATION

OF
P
AYMENTS
.
Section 5.1.

Place and Application

of Payments.

All payments of

principal of and

interest
on

the

Loans

and

the

Reimbursement

Obligations,

and

all

other

Obligations

payable

by

the
Borrower under this Agreement and the other Loan

Documents, shall be made by the Borrower to
the Administrative Agent by no later than 2:00 p.m. (Chicago time) on the due date thereof at the
office of

the Administrative

Agent in

Chicago, Illinois

(or such

other location

as the

Administrative
Agent

may

designate

to

the

Borrower),

for

the

benefit

of

the

Lender(s)

or

L/C Issuer

entitled
thereto.

Any

payments

received

after

such

time

shall

be

deemed

to

have

been

received

by

the
Administrative Agent on

the next Business

Day.

All such payments

shall be made

in U.S. Dollars,
in

immediately

available

funds

at

the

place

of

payment,

in

each

case

without

set-off

or
counterclaim.

The Administrative

Agent will

promptly thereafter

cause to

be distributed

like funds
relating

to

the payment

of

principal or

interest

on Loans

and on

Reimbursement

Obligations

in
which

the

Lenders

have

purchased

Participating

Interests

ratably

to

the

Lenders

and

like

funds
relating to the payment of any

other amount payable to any

Lender to such Lender, in each case to
be applied in accordance

with the terms of

this Agreement.

Unless the Administrative Agent

shall

have

received

notice

from

the

Borrower

prior

to

the

date

on

which

any

payment

is

due

to

the
Administrative Agent

for the

account of

the Lenders

or the

L/C Issuers

hereunder that

the Borrower
will not

make such payment,

the Administrative

Agent may

assume that

the Borrower has

made
such payment

on such

date in

accordance herewith

and may,

in reliance

upon such

assumption,
distribute to the Lenders or

the L/C Issuers, as the

case may be, the

amount due.

With respect to
any payment that

the Administrative Agent

makes to any

Lender, L/C Issuer or

other secured party
hereunder as

to which

Administrative Agent

determines (in

its sole

and absolute

discretion) that
any

of

the

following

applies

(such

payment

referred

to

as

the
“Rescindable

Amount”
):

(1)

the
Borrowers have not in fact made the

corresponding payment to the Administrative Agent; (2)

the
Administrative

Agent

has

made

a

payment

in

excess

of

the

amount(s)

received

by

it

from

the
Borrowers

either

individually

or

in

the

aggregate

(whether

or

not

then

owed);

or

(3)

the
Administrative Agent has for any reason otherwise erroneously made such payment; then each of the

Lenders,

the

L/C

Issuer

and

the

other

Affiliates

of

the

Lenders

that

are

secured

parties
hereunder

severally

agrees

to

repay

to

the

Administrative

Agent

forthwith

on

demand

the
Rescindable Amount

so distributed

to such

Person, in

immediately available

funds with

interest
thereon, for each day from and including the date such amount is distributed to it to but excluding
the date

of payment

to the

Administrative Agent,

at the

greater of

the Federal

Funds Rate

and a
rate

determined

by

the

Administrative

Agent

in

accordance

with

banking

industry

rules

on
interbank compensation.
Section 5.2.

Non-Business

Days.

Subject

to

the

definition

of

Interest

Period,

if

any
payment hereunder becomes due and payable

on a day which is not

a Business Day,

the due date
of

such

payment

shall

be

extended

to

the

next

succeeding

Business

Day

on

which

date

such
payment shall

be due

and payable.

In the

case of

any payment

of principal

falling due

on a

day
which

is

not a

Business

Day,

interest

on

such

principal

amount

shall

continue

to

accrue during
such extension

at the

rate per

annum then

in effect, which

accrued amount

shall be due

and payable
on the next scheduled date for the payment of interest.

Section 5.3.

Payments Set

Aside
.

To

the extent

that any

payment by

or on

behalf of

the
Borrower

or

any

other

Loan

Party

is

made

to

the

Administrative

Agent,

any

L/C

Issuer

or

any
Lender,

or the

Administrative Agent,

any L/C

Issuer or

any Lender

exercises its

right of

setoff,
and such

payment or

the proceeds

of such

setoff or

any part

thereof is

subsequently invalidated,
declared to be

fraudulent or

preferential, set

aside or

required (including

pursuant to

any settlement
entered into by

the Administrative Agent,

such L/C Issuer

or such Lender

in its discretion)

to be
repaid to

a trustee,

receiver or

any other

party, in connection

with any

proceeding under

any Debtor
Relief

Law

or

otherwise,

then

(a) to

the

extent

of

such

recovery,

the

obligation

or

part

thereof
originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had

not been

made or

such setoff

had not

occurred, and

(b) each Lender

and each

L/C
Issuer

severally

agrees

to

pay

to

the

Administrative

Agent

upon

demand

its

applicable

share
(without

duplication)

of

any

amount

so

recovered

from

or

repaid

by

the

Administrative

Agent,
plus interest thereon from the date

of such demand to the date

such payment is made at a rate

per
annum equal to the greater of the Federal Funds Rate and a rate determined by the

Administrative
Agent in accordance with banking industry rules on interbank compensation for each such day.

Section 5.4.

Account

Debit
.

The

Borrower

hereby

irrevocably

authorizes

the
Administrative Agent, upon at least two (2) business days prior notice to Borrower, to charge any of

the

Borrower’s

deposit

accounts

maintained

with

the

Administrative

Agent

for

the

amounts
from

time

to

time

necessary

to

pay

any

then

due

Obligations;
provided

that
the

Borrower
acknowledges and agrees that

the Administrative Agent shall

not be under an

obligation to do so
and the Administrative Agent shall not incur any liability to the Borrower or any other Person for the Administrative Agent’s failure to do so.
S
ECTION

6.

R
EPRESENTATIONS

AND
W
ARRANTIES
.
Each Loan Party

represents and warrants

to the Administrative

Agent and the

Lenders as
follows:
Section 6.1.

Organization and Qualification
.

Each Loan Party is duly organized, validly
existing,

and

in

good

standing

as

a

corporation,

limited

liability

company,

or

partnership,

as
applicable, under the laws of the jurisdiction in which it is organized, has the authority and power to own its Property and

conduct its business as now

conducted, and is duly qualified

and in good
standing in

each jurisdiction

in which

the nature

of the

business conducted

by it

or the

nature of
the Property

owned or

leased by

it requires

such qualifying,

except where

the failure

to do

so would
not have a Material Adverse Effect.
Section 6.2.

Subsidiaries
.

Each

Subsidiary

that

is

not

a

Loan

Party

is

duly

organized,
validly existing, and

in good standing

under the laws

of the jurisdiction

in which it

is organized,
has the authority and power to own

its Property and conduct its business as now

conducted, and is
qualified and in

good standing in

each jurisdiction in

which the nature of

the business conducted
by it or the nature

of the Property owned

or leased by it requires

such qualifying, except where the
failure

to do

so would

not

have a

Material

Adverse Effect.

Schedule 6.2 hereto

identifies

each
Subsidiary (including

Subsidiaries that

are Loan

Parties), the

jurisdiction of

its organization,

the
percentage

of

issued

and

outstanding

shares

of

each

class

of

its

capital

stock

or

other

equity
interests

owned

by

any

Loan

Party

and

its

Subsidiaries

and,

if

such

percentage

is

not

100%
(excluding

directors’

qualifying

shares

as

required

by

law),

a

description

of

each

class

of

its
authorized capital

stock and

other equity

interests and

the number

of shares

of each

class issued
and outstanding.

All of the

outstanding shares of

capital stock and

other equity interests

of each
Subsidiary are validly issued and

outstanding and fully paid and

nonassessable and all such shares
and other

equity interests

indicated on

Schedule 6.2 as

owned by

the relevant

Loan Party

or another
Subsidiary are owned, beneficially and of record, by such Loan Party or such Subsidiary free and
clear of all Liens otherwise permitted by this Agreement.

There are no outstanding commitments
or

other

obligations

of

any

Subsidiary

to

issue,

and

no

options,

warrants

or

other

rights

of

any
Person

to

acquire,

any

shares

of

any

class

of

capital

stock

or

other

equity

interests

of

any
Subsidiary.
Section 6.3.

Authority

and

Validity

of

Obligations
.

Each

Loan

Party

has

the

right

and
authority to enter into this

Agreement and the other Loan

Documents executed by it, to

make the
borrowings herein provided

for (in the

case of the

Borrower), to guarantee

the Secured Obligations
(in the

case of

each Guarantor),

to grant

to the

Administrative Agent

the Liens

described in

the
Collateral Documents executed

by such Loan

Party, and to perform all

of its obligations

hereunder
and under the other Loan Documents executed by it.

The Loan Documents delivered by the Loan
Parties and their Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute

valid and

binding obligations

of such

Loan Parties

and their

Subsidiaries enforceable
against each

of them

in accordance

with their

terms, except

as enforceability

may be

limited by
bankruptcy, insolvency, fraudulent conveyance or

similar laws

affecting creditors’ rights

generally
and

general

principles

of

equity

(regardless

of

whether

the

application

of

such

principles

is
considered in a

proceeding in equity

or at law);

and this Agreement

and the other

Loan Documents
do not, nor does the performance

or observance by any Loan

Party or any Subsidiary of any

of the
matters and things herein or therein provided

for, (a) contravene or constitute

a default under any
provision of law or any judgment, injunction, order or decree binding upon any Loan Party or any
Subsidiary

of

a

Loan

Party

or

any

provision

of

the

organizational

documents

(
e.g.,

charter,
certificate

or

articles

of

incorporation

and

by-laws,

certificate

or

articles

of

association

and
operating

agreement,

partnership

agreement,

or

other

similar

organizational

documents)

of

any
Loan

Party

or

any

Subsidiary

of

a

Loan

Party,

(b) contravene

or

constitute

a

default

under

any
covenant, indenture or agreement

of or affecting any

Loan Party or

any Subsidiary of

a Loan Party
or any of their respective Property, in each case where such contravention or default, individually or in the aggregate, could

reasonably be expected to have

a Material Adverse Effect,

or (c) result
in the creation or imposition

of any Lien on any

Property of any Loan Party

or any Subsidiary of
a

Loan

Party other

than the

Liens granted

in favor

of the

Administrative Agent

pursuant

to the
Collateral Documents.
Section 6.4.

Use of Proceeds; Margin

Stock
.

The Borrower shall use the proceeds of the
Revolving Facility to

finance Capital Expenditures,

to finance Permitted

Acquisitions and for

its
general working

capital purposes

and for

such other

legal and

proper purposes

as are

consistent
with

all

applicable

laws

and

to

pay

certain

fees

and

expenses

associated

with

closing

of

this
Agreement.

No Loan

Party

nor any

of its

Subsidiaries is

engaged in

the business

of extending
credit for the

purpose of purchasing or

carrying margin stock (within

the meaning of

Regulation U
of the

Board of

Governors of

the Federal

Reserve System),

and no

part of the

proceeds of

any Loan
or any other extension of

credit made hereunder will be

used to purchase or

carry any such margin
stock or to

extend credit to

others for the

purpose of purchasing

or carrying any

such margin stock.

Margin stock (as hereinabove

defined) constitutes less than 25%

of the assets of the Loan

Parties
and

their

Subsidiaries

which

are

subject

to

any

limitation

on

sale,

pledge

or

other

restriction
hereunder.
Section 6.5.

Financial Reports
.

The consolidated

balance sheet

of the

Borrower and

its
Subsidiaries

as

of

May

29,

2021,

and

the

related

consolidated

statements

of

operations,
comprehensive

income

(loss),

stockholder’s

equity

and

cash

flows

of

the

Borrower

and

its
Subsidiaries

for

the

fiscal

year

then

ended,

and

accompanying

notes

thereto,

which

financial
statements are accompanied

by the audit

report of Frost,

PLLC, independent public

accountants,
and the

unaudited interim

consolidated balance

sheet of

the Borrower

and its

Subsidiaries as

of
August

28,

2021,

and

the

related

consolidated

statements

of

operations,

comprehensive
income(loss),

shareholder’s

equity

and

cash

flows

of

the

Borrower

and

its

Subsidiaries
for

the
three (3) months

then ended,

heretofore furnished

to the

Administrative Agent

and the

Lenders,
fairly present in all

material respects the consolidated

financial condition of the

Borrower and its
Subsidiaries
at said

dates and

the consolidated

results of

their operations

and cash

flows for

the
periods then ended in conformity with

GAAP applied on a consistent basis.

Neither the Borrower
nor any of its Subsidiaries has

contingent liabilities which are material to

it other than as indicated

on such

financial statements

or, with respect

to future

periods, on

the financial

statements furnished
pursuant to Section 8.5.

Section 6.6.

No Material Adverse

Change.

Since May 29,

2021, there has

been no change
in the condition (financial

or otherwise) or business

prospects of any

Loan Party or

any Subsidiary
of

a

Loan

Party except

those

occurring

in

the ordinary

course

of

business or

as disclosed

in its
filings with the SEC, none of which

individually or in the aggregate could

reasonably be expected
to have a Material Adverse Effect.

Section 6.7.

Full

Disclosure
.

The

statements

and

information

furnished

to

the
Administrative Agent

and the

Lenders in

connection with

the negotiation

of this

Agreement and
the

other

Loan

Documents

and

the

commitments

by

the

Lenders

to

provide

all

or

part

of

the
financing contemplated

hereby do

not contain

any untrue

statements of

a material

fact or

omit a
material fact necessary

to make the

material statements contained

herein or therein

not misleading,
the Administrative

Agent and the

Lenders acknowledging that

as to

any projections furnished

to
the

Administrative

Agent

and

the

Lenders,

the

Loan

Parties

only

represent

that

the

same

were
prepared on

the basis

of information and

estimates the

Loan Parties

believed to

be reasonable in
light of

the then

existing conditions.

The Administrative

Agent and

Lenders recognize

that any
projections are

not to

be viewed

as facts

and that

the actual

results during

the period

or periods
covered by such projections may vary from such

projections.

Notwithstanding the foregoing, it is
understood and agreed

that the periodic

reports and other

information of Borrower

filed with the
SEC pursuant

to Section

13 of

the Exchange

Act speak

as of

the date

of such

reports or

other filings
and not of any

subsequent time and, therefore,

the representation set forth

in the first sentence

of
this paragraph is applicable to the information contained in such reports or other filings only as of
the date

of such

reports or

other filings.

Additionally,

notwithstanding anything

to the

contrary
contained

herein,

the

representation

in

the

first

sentence

of

this

paragraph

shall

not

apply

to
forward-looking information contained in the filings made by Borrower with the SEC pursuant to
Section 13

of

the

Exchange

Act,

and

the

Borrowers

shall

have

no

liability

with

respect

to

such
forward-looking information, except to the

extent that Borrower would have

liability to investors
in its

public securities

under the

Exchange Act

after the

application of

Section 21E

of the

Exchange
Act.
Section 6.8.

Trademarks,

Franchises,

and

Licenses
.

The

Loan

Parties

and

their
Subsidiaries

own,

possess,

or

have

the

right

to

use

all

necessary

patents,

licenses,

franchises,
trademarks,

trade

names,

trade

styles,

copyrights,

trade

secrets,

know

how,

and

confidential
commercial

and

proprietary

information

to

conduct

their

businesses

as

now conducted,

without
known conflict

with any

patent, license,

franchise, trademark,

trade name,

trade style,

copyright
or other proprietary right of any other Person.
Section 6.9.

Governmental

Authority

and

Licensing.

The

Loan

Parties

and

their
Subsidiaries

have

received

all

licenses,

permits,

and

approvals

of

all

federal,

state,

and

local
governmental

authorities,

if

any,

necessary

to

conduct

their

businesses,

in

each

case

where

the
failure to

obtain or

maintain the

same could

reasonably be

expected to

have a

Material Adverse
Effect.

No

investigation

or

proceeding

which,

if

adversely

determined,

could

reasonably

be
expected to result in revocation

or denial of any

material license, permit or approval

is pending or,
to the knowledge of any Loan Party, threatened in writing.

Section 6.10.

Good Title
.

The Borrower and

its Subsidiaries have

good and defensible

title
(or valid

leasehold interests)

to their

assets as

reflected on

the most

recent consolidated

balance
sheet of the Borrower and its Subsidiaries

furnished to the Administrative Agent and the

Lenders
(except for sales of assets in

the ordinary course of business), subject

to no Liens other than such
thereof as are permitted by Section 8.8.

Section 6.11.

Litigation

and

Other

Controversies.

Except

as

set

forth

in

Schedule

6.11,
there is no litigation

or governmental or arbitration proceeding

or labor controversy pending,

nor
to

the

knowledge

of

any

Loan

Party

threatened,

against

any

Loan

Party

or

any

Subsidiary

of

a
Loan Party

or any

of their

respective Property

which if

adversely determined,

individually or

in
the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 6.12.

Taxes
.

All federal and material state, local, and foreign Tax returns required to be filed

by any Loan

Party or any

Subsidiary of a

Loan Party in

any jurisdiction have,

in fact,
been filed, and

all Taxes

upon any Loan

Party or any

Subsidiary of a

Loan Party or

upon any of
their respective

Property,

income or

franchises, which

are shown

to be

due and

payable in

such
returns,

have

been

paid,

except

such Taxes,

if

any,

as

are

being

contested

in

good

faith

and

by
appropriate proceedings

which prevent

enforcement of

the matter

under contest

and as

to which
adequate

reserves

established

in

accordance

with

GAAP

have

been

provided.

No

Loan

Party
knows of any proposed additional

Tax assessment against it or its Subsidiaries for

which adequate
provisions in accordance with GAAP have

not been made on their

accounts.

Adequate provisions
in accordance with GAAP for Taxes

on the books of each Loan Party and each of its Subsidiaries have been made for all open years, and for its current fiscal period.
Section 6.13.

Approvals
.

No authorization,

consent, license

or exemption

from, or

filing
or

registration

with,

any

court

or

governmental

department,

agency

or

instrumentality,

nor

any
approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan Party or any Subsidiary of a Loan Party of any Loan Document, except for (i) such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect

and (ii) filings which are necessary

to perfect the security interests

under the
Collateral Documents.
Section 6.14.

Affiliate Transactions

.

No Loan

Party nor

any of

its Subsidiaries

is a

party
to any

contracts or

agreements with

any of

its Affiliates

on terms

and conditions

which are

less
favorable

to

such

Loan Party

or

such Subsidiary

than

would

be

usual

and

customary

in

similar
contracts or agreements between Persons not affiliated with each other.
Section 6.15.

Investment

Company.

No

Loan

Party

nor

any

of

its

Subsidiaries

is

an
“investment

company”

or

a

company

“controlled”

by

an

“investment

company”

within

the
meaning of the Investment Company Act of 1940, as amended.

Section 6.16.

ERISA
.

Except as

would not

reasonably be

expected to

result in

a Material
Adverse Effect,

each Loan Party

and each other

member of its

Controlled Group has

fulfilled its
obligations under the minimum funding standards of

and is in compliance in all material

respects
with ERISA

and the

Code to

the extent

applicable to

it and

has not

incurred any

liability to

the
PBGC or a

Plan under Title

IV of ERISA

other than a

liability to the

PBGC for premiums

under

Section 4007

of

ERISA.

Except

as

would

not

reasonably

be

expected

to

result

in

a

Material
Adverse Effect, no Loan Party or any

of its Subsidiaries has any contingent liabilities

with respect
to any post-retirement

benefits under a

Welfare Plan, other than

liability for continuation

coverage
described in article 6 of Title I of ERISA.
Section 6.17.

Compliance

with

Laws
.

(a) The

Loan

Parties

and

their

Subsidiaries

are

in
compliance with all

Legal Requirements applicable

to or pertaining

to their Property

or business
operations, where any such non-compliance, individually or in the aggregate, could reasonably be
expected to have a Material Adverse Effect.

(b)

Except for such matters, individually

or in the aggregate, which could

not reasonably
be expected

to result

in a

Material Adverse

Effect,

the Loan

Parties represent

and warrant

that:

(i) the Loan

Parties and

their Subsidiaries,

and each

of the

Premises, comply

in all

material respects
with all applicable

Environmental Laws; (ii) the

Loan Parties and

their Subsidiaries have

obtained,
maintain

and

are

in

compliance

with

all

approvals,

permits,

or

authorizations

of

Governmental
Authorities required for their operations

and each of the Premises;

(iii) the Loan Parties and their
Subsidiaries have not, and no Loan Party has knowledge

of any other Person who has, caused any
Release, threatened Release or disposal of any Hazardous Material or any other waste or product, including manure,

at, on,

or from

any of

the Premises

in violation

of any

Environmental Laws;
(iv) the Loan Parties and their Subsidiaries are not subject to and have not received written notice of any material Environmental Claim involving any Loan Party or any Subsidiary of a Loan Party
or any of the Premises, and, to the knowledge of the Loan Parties and their Subsidiaries, there are no conditions or occurrences

at any of

the Premises which could

reasonably be anticipated to

form
the

basis

for

such

a

material

Environmental

Claim;

(v) none

of

the

Premises

contain

and

have
contained any sites

on or nominated

for the National

Priority List or

similar state list;

(vi) the Loan
Parties

and

their

Subsidiaries

have

conducted

no

Hazardous

Material

Activity

at

any

of

the
Premises

except in

compliance with

Environmental Laws;

(vii) except for

permits, licenses

and
other

legal

requirements

required

in

the

ordinary

course

of

business

none

of

the

Premises

are
subject to any,

and no Loan

Party has knowledge

of any imminent,

restriction on the

ownership,
occupancy,

use or

transferability of

the Premises in

connection with

any (1) Environmental

Law
or

(2) Release,

threatened

Release

or

disposal

of

a

Hazardous

Material,

waste

or

product;

and
(viii) the

Loan

Parties

and

their

Subsidiaries

have

no

knowledge

of

any

material

capital
expenditures

necessary

to

bring

the

Premises

or

their

respective

businesses

or

equipment

into
compliance with Environmental Laws.

(c)

Each

Loan

Party

and

each

of

its

Subsidiaries

is

in

material

compliance

with

all
Anti-Corruption Laws.

To the knowledge of

the Responsible

Officers of the

Loan Parties,

no Loan
Party

nor

any

Subsidiary

has

made

a

payment,

offering,

or

promise

to

pay,

or

authorized

the
payment of, money or anything of

value (a) in order to assist

in obtaining or retaining business for
or

with,

or

directing

business

to,

any

foreign

official,

foreign

political

party,

party

official

or
candidate

for

foreign

political

office,

(b) to

a

foreign

official,

foreign

political

party

or

party
official or any candidate for foreign political office,

and (c) with the intent to induce the recipient
to

misuse

his

or

her

official

position

to

direct

business

wrongfully

to

such

Loan

Party

or

such
Subsidiary

or

to

any

other

Person,

in

violation

of

any

Anti-Corruption

Laws,

which

could
reasonably be expected to result in a Material Adverse Effect.

Section 6.18.

OFAC
.

(a) Each Loan Party is

in compliance in

all material respects with

the
requirements of all

OFAC

Sanctions Programs applicable

to it, (b) each

Subsidiary of each Loan
Party

is

in

compliance

in

all

material

respects

with

the

requirements

of

all

OFAC

Sanctions
Programs applicable

to such

Subsidiary,

(c) each Loan

Party has

provided to

the Administrative
Agent,

the L/C

Issuer,

and

the

Lenders

all

information

requested

by

them

regarding

such

Loan
Party and

its Affiliates

and Subsidiaries

necessary for

the Administrative

Agent, the

L/C Issuer,
and the Lenders to

comply with all applicable OFAC

Sanctions Programs, and (d) no

Loan Party
nor any

of its

Subsidiaries nor,

to the

knowledge of

any Loan

Party, any officer, director

or Affiliate
of

any

Loan

Party

or

any

of

its

Subsidiaries,

is

a

Person,

that

is,

or

is

owned

or

controlled

by
Persons

that

are,

(i) the

target

of

any

OFAC

Sanctions

Programs

or

(ii) located,

organized

or
resident

in

a

country

or

territory

that

is,

or

whose

government

is,

the

subject

of

any

OFAC
Sanctions Programs.
Section 6.19.
Labor Matters.

There are

no strikes,

lockouts or

slowdowns against

any Loan
Party

or

any

Subsidiary

of

a

Loan

Party

pending

or,

to

the

knowledge

of

any

Loan

Party,
threatened.

There are

no collective

bargaining

agreements in

effect

between any

Loan Party

or
any Subsidiary of a Loan Party and any

labor union; and no Loan Party nor any

of its Subsidiaries
is

under

any

obligation

to

assume

any

collective

bargaining

agreement

to

or

conduct

any
negotiations with any labor union with respect to any future agreements.

Each Loan Party and its
Subsidiaries

have

remitted

on

a

timely

basis

all

amounts

required

to

have

been

withheld

and
remitted

(including

withholdings

from

employee

wages

and

salaries

relating

to

income

tax,
employment

insurance,

and

pension

plan

contributions),

goods

and

services

tax

and

all

other
amounts

which

if

not

paid

when

due

could

result

in

the

creation

of

a

Lien

against

any

of

its
Property,

except for

Liens permitted

by Section 8.8,

or which

would not

reasonably be

expected
to result

in a

Material Adverse

Effect or

which are

being contested

in good

faith by

appropriate
proceedings which prevent enforcement of any Lien with respect thereto.
Section 6.20.

Other Agreements
.

No Loan

Party nor

any of

its Subsidiaries

is in

default
under the terms of any covenant,

indenture or agreement of or affecting

such Person or any of its
Property, which default

if uncured

could reasonably

be expected

to have

a Material

Adverse Effect.

Section 6.21.

Solvency
.

The

Loan

Parties and

their

Subsidiaries

are

solvent,

able

to

pay
their

debts

as

they

become

due,

and

have

sufficient

capital

to

carry

on

their

business

and

all
businesses in which they are about to engage.
Section 6.22.

No Default.

No Default has occurred and is continuing.
Section 6.23.

No Broker Fees.

No broker’s or finder’s

fee or commission will be

payable
with respect hereto

or any of

the transactions contemplated

thereby; and the

Loan Parties hereby
agree to indemnify

the Administrative Agent,

the L/C Issuer,

and the Lenders

against, and agree
that they will hold the

Administrative Agent, the L/C Issuer,

and the Lenders harmless from,

any
claim, demand, or liability for

any such broker’s or

finder’s fees alleged to

have been incurred in
connection herewith or therewith and

any expenses (including reasonable attorneys’

fees) arising
in connection with any such claim, demand, or liability.

S
ECTION

7.

C
ONDITIONS
P
RECEDENT
.
Section 7.1.

All Credit Events
.

At the time of each Credit Event hereunder:

(a)

each of the

representations and warranties

set forth herein

and in the

other
Loan

Documents

shall be

and

remain

true

and correct

in

all

material

respects

as

of said
time (where

not already

qualified by

materiality,

otherwise in

all respects),

except to

the
extent

the

same

expressly

relate

to

an

earlier

date,

in

which

case

they

shall

be

true

and
correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date;

(b)

no Default shall have occurred

and be continuing or would

occur as a result
of such Credit Event;

(c)

after giving

effect to

such extension

of credit

the aggregate

principal amount
of

all

Swingline

Loans,

Revolving

Loans

and

L/C

Obligations

outstanding

under

this
Agreement shall not exceed the Revolving Credit Commitments;

(d)

in the case

of a Borrowing

the Administrative Agent

shall have received

the
notice

required

by

Section 2.6,

in

the

case

of

the

issuance

of

any

Letter

of

Credit

the
L/C Issuer

shall

have

received

a

duly

completed

Application

for

such

Letter

of

Credit
together with any

fees called for

by Section 3.1, and,

in the case

of an extension

or increase
in the

amount of

a Letter

of Credit,

a written

request therefor

in a

form acceptable

to the
L/C Issuer together with fees called for by Section 3.1; and

(e)

such

Credit

Event

shall

not

violate

any

order,

judgment

or

decree

of

any
court

or

other

authority

or

any

provision

of

law

or

regulation

applicable

to

the
Administrative

Agent,

the

L/C Issuer

or

any

Lender

(including,

without

limitation,
Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.
Each request

for a

Borrowing hereunder

and each

request for

the issuance

of, increase

in
the amount

of, or

extension of

the expiration

date of,

a Letter

of Credit

shall be

deemed to

be a
representation

and

warranty

by

the

Borrower

on

the

date

on

such

Credit

Event

as

to

the

facts
specified in subsections (a)

through (d), both

inclusive, of this

Section;
provided, however, that the
Lenders may continue to

make advances under the

Revolving Facility, in the sole discretion of

the
Lenders

with

Revolving

Credit

Commitments,

notwithstanding

the

failure

of

the

Borrower

to
satisfy one or more of

the conditions set forth above

and any such advances so

made shall not be
deemed a waiver of any Default or other condition set forth above that may then exist.

Section 7.2.

Initial Credit Event.

Before or concurrently with the Initial Credit Event:

(a)

the Administrative Agent

shall have received

this Agreement duly

executed
by

the

Borrower

and

its

Wholly-owned

Subsidiaries

that

are

Domestic

Subsidiaries,

as
Guarantors, the L/C Issuer, and the Lenders;

(b)

if requested

by any

Lender,

the Administrative

Agent shall

have received
for such Lender such Lender’s duly executed Notes

of the Borrower dated the date hereof
and otherwise in compliance with the provisions of Section 2.10;

(c)

the

Administrative

Agent

shall

have

received

the

Reaffirmation,
Modification and Omnibus

Joinder Agreement dated

as of the

date hereof, duly

executed
by the

Loan Parties,

together with

(i) UCC financing

statements to

be filed

against each
Loan

Party,

as

debtor,

in

favor

of

the

Administrative

Agent,

as

secured

party,

and
(ii) deposit

account

control

agreements

to

the

extent

requested

by

the

Administrative
Agent;

(d)

the Administrative Agent shall

have received evidence of

insurance in form
and substance satisfactory to the Administrative Agent;

(e)

the Administrative

Agent shall

have received

copies of

each Loan

Party’s
articles

of

incorporation

and

bylaws

(or

comparable

organizational

documents)

and

any
amendments thereto,

certified in

each instance

by its

Secretary or

Assistant Secretary

(or
comparable Responsible Officer);

(f)

the Administrative Agent shall

have received copies of

resolutions of each
Loan

Party’s

Board

of

Directors

(or

similar

governing

body)

authorizing

the

execution,
delivery and performance of this

Agreement and the other Loan Documents

to which it is
a

party

and

the

consummation

of

the

transactions

contemplated

hereby

and

thereby,
together with specimen signatures of

the persons authorized to execute such

documents on
each

Loan

Party’s

behalf,

all

certified

in

each

instance

by

its

Secretary

or

Assistant
Secretary (or comparable Responsible Officer);

(g)

the

Administrative

Agent shall

have received

copies

of the

certificates

of
good standing for each

Loan Party (dated no

earlier than 30 days prior

to the date hereof)
from the office of the secretary of the state of its incorporation or organization;

(h)

the

Administrative

Agent

shall

have

received

a

list

of

the

Borrower’s
Authorized Representatives,

which may

be included

in the

certificate of

the Secretary

or
Assistant Secretary (or comparable Responsible Officer) referenced in Sections 7.1(e) and
(f);

(i)
Reserved ;

(j)

the Administrative

Agent shall

have received

the initial

fees called

for by
Section 3.1;

(k)

each

Lender

shall

have

received

(i) audited

financial

statements

and
unaudited monthly

financial statements

(including an

income statement,

a balance

sheet,
and a

cash flow

statement) of

the Loan

Parties for

the prior

3 years,

including unaudited
quarterly financial statements for the

period ended August 28, 2021,

and 5-year projected
financial statements, certified to

by a Financial Officer

of the Borrower (and

each Lender

hereby acknowledges that it has received copies of each of the foregoing items); and (ii) a certificate from a Responsible Officer of the Borrower certifying that since May 29, 2021, no Material Adverse Effect has occurred;

(l)

the Administrative Agent shall have

received financing statement, tax, and
judgment

lien

search

results

against

each

Loan

Party

and

its

Property

evidencing

the
absence of Liens thereon except as permitted by Section 8.8;

(m)

the Administrative Agent shall have received the favorable written opinion of

counsel

to

each

Loan

Party,

in

form

and

substance

satisfactory

to

the

Administrative
Agent;

(n)

each

of

the

Lenders

shall

have

received,

sufficiently

in

advance

of

the
Closing

Date,

all

documentation

and

other

information

requested

by

any

such

Lender
required

by

bank

regulatory

authorities

under

applicable

“know

your

customer”

and
anti-money

laundering

rules

and

regulations,

including

without

limitation,

the

United
States

Patriot

Act

(Title III

of

Pub. L. 107-56

(signed

into

law

October 26,

2001))
including,

without

limitation,

the

information

described

in

Section 13.24;

and

the
Administrative Agent shall have received a fully executed Internal Revenue Service Form
W-9 (or its equivalent) for the Borrower and each other Loan Party;

(o)

at least

5 days

prior to

the Closing

Date, any

Borrower that

qualifies as

a
“legal

entity

customer”

under

the

Beneficial

Ownership

Regulation

shall

deliver

a
Beneficial Ownership Certification in relation to such Borrower; and

(p)

the

Administrative

Agent

shall

have

received

such

other

agreements,
instruments,

documents,

certificates,

and

opinions

as

the

Administrative

Agent

may
reasonably request.

S
ECTION

8.

C
OVENANTS
.
Each Loan Party agrees that, so long

as any credit is available to or

in use by the Borrower
hereunder,

except to

the extent

compliance in

any case

or cases

is waived

in writing

pursuant to
the terms of Section 13.3.
Section 8.1.

Maintenance of Business.

(a)

Each

Loan

Party

shall,

and

shall

cause

each

of

its

Subsidiaries

to,

preserve

and
maintain its

existence, except

as otherwise

provided in

Section 8.10(c);
provided,

however,

that
nothing in this

Section shall prevent the

Borrower from dissolving any

of its Subsidiaries

if such
action

is,

in

the

reasonable

business

judgment

of

the

Borrower,

desirable

in

the

conduct

of

its
business and is not disadvantageous in any material respect to the Lenders.

(b)

Each Loan Party shall, and

shall cause each of its

Subsidiaries to, preserve and keep
in force

and effect

all licenses,

permits, franchises,

approvals, patents,

trademarks, trade

names,

trade styles, copyrights,

and other proprietary

rights necessary

to the proper

conduct of its

business
where the failure to do so could reasonably be expected to have a Material Adverse Effect.

Section 8.2.

Maintenance of

Properties.

Each Loan

Party shall,

and shall

cause each

of
its Subsidiaries to, maintain, preserve, and keep its property,

plant, and equipment in good repair,
working order and condition (ordinary wear and tear excepted), and shall from time to time make such repairs, renewals, replacements, additions,

and betterments thereto as it deems

appropriate in
its reasonable business judgment so that the usefulness thereof shall be preserved and maintained,
except to the extent that,

in the reasonable business judgment of

such Person, any such Property is
no longer necessary for the proper conduct of the business of such Person.
Section 8.3.

Taxes

and Assessment
s.

Each Loan Party

shall duly pay and

discharge, and
shall cause each of its Subsidiaries to duly pay and discharge,

all federal and material state, local,
and

foreign

Taxes,

rates,

assessments,

fees,

and

governmental

charges

upon

or

against

it

or

its
Property,

in

each

case

before

the

same

become

delinquent

and

before

penalties

accrue

thereon,
unless

and

to

the

extent

that

the

same

are

being

contested

in

good

faith

and

by

appropriate
proceedings

which

prevent

enforcement

of

the

matter

under

contest

and

adequate

reserves

are
provided therefor.
Section 8.4.

Insurance.

Each Loan

Party shall

insure and

keep insured,

and shall

cause
each

of

its

Subsidiaries

to

insure

and

keep

insured,

with

good

and

responsible

insurance
companies, all insurable Property

owned by it which

is of a character

usually insured by Persons
similarly situated and

operating like Properties

against loss or

damage from such

hazards and risks
(including

flood

insurance

with

respect

to

any

improvements

on

real

Property

consisting

of
building or parking

facilities in an

area designated by

a governmental body

as having special

flood
hazards),

and

in

such

amounts

and

with

such

deductibles,

as

are

insured

by

Persons

similarly
situated

and

operating

like

Properties,

but

in

no

event

at

any

time

in

an

amount

less

than

the
replacement value of the

Collateral, subject to deductibles.

Each Loan Party shall

also maintain,
and shall cause each of its Subsidiaries to maintain, insurance with respect to the business of such
Loan

Party

and

its

Subsidiaries,

covering

commercial

general

liability,

statutory

worker’s
compensation

and

occupational

disease,

statutory

structural

work

act

liability,

and

business
interruption and such other

risks with good and

responsible insurance companies, in

such amounts
and on such terms as the

Administrative Agent or the Required Lenders

shall reasonably request,
but in any event as and to the extent usually insured by

Persons similarly situated and conducting
similar businesses.

The Loan Parties shall

in any event maintain

insurance on the Collateral

to the
extent

required

by

the

Collateral

Documents.

All

such

policies

of

insurance

shall

contain
satisfactory mortgagee/lender’s loss payable

endorsements, naming the Administrative Agent

(or
its security trustee) as mortgagee or

a loss payee, assignee or additional insured,

as appropriate, as
its interest may

appear, and showing

only such

other loss

payees, assignees

and additional insureds
as are

satisfactory

to the

Administrative

Agent.

Each policy

of insurance

or endorsement

shall
contain a clause

requiring the insurer

to give not

less than thirty (30)

days’ (ten (10) days’ in

the
case of

nonpayment of

insurance premiums)

prior written

notice to

the Administrative

Agent in
the event of

cancellation of the

policy for any

reason whatsoever.

The Borrower shall

deliver to
the Administrative

Agent (a) on

the Closing

Date and

at such

other times

as the

Administrative
Agent

shall

reasonably

request,

certificates

evidencing

the

maintenance

of

insurance

required
hereunder,

(b) prior

to

the

termination

of

any

such

policies,

certificates

evidencing

the

renewal

thereof, and

(c) promptly following

request by

the Administrative

Agent, copies

of all

insurance
policies

of

the

Loan

Parties

and

their

Subsidiaries.

The

Borrower

also

agrees

to

deliver

to

the
Administrative Agent, promptly

as rendered, true

copies of all

reports made in

any reporting forms
to insurance companies.
Section 8.5.

Financial

Reports.

The

Loan

Parties

shall,

and

shall

cause

each

of

their
Subsidiaries to,

maintain proper

books of

records and

accounts reasonably

necessary to

prepare
financial statements

required to

be delivered

pursuant to

this Section

8.5 in

accordance with

GAAP
and shall furnish to the Administrative Agent and each Lender:

(a)

as soon as

available, and in

any event no

later than 45 days

after the last

day
of each

fiscal quarter

of each

fiscal year

of the

Borrower, a copy

of the

consolidated balance
sheet of the

Borrower and its

Subsidiaries
as of the last

day of such fiscal

quarter and the
related consolidated statement

of operations, comprehensive

income (loss), shareholder’s
equity,

and cash

flows of

the Borrower

and its

Subsidiaries for

the fiscal

quarter and

for
the fiscal year-to-date period

then ended, each

in reasonable detail

showing in comparative
form the figures for the

corresponding date and period

in the previous fiscal

year, prepared
by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by a Financial Officer of the Borrower;

(b)

as soon as

available, and in

any event no

later than 90 days

after the last

day
of

each

fiscal

year

of

the

Borrower,

a

copy

of

the

consolidated

balance

sheet

of

the
Borrower and its

Subsidiaries as of

the last day

of the fiscal

year then ended

and the related
consolidated statement of

operations, comprehensive income

(loss), shareholder’s

equity,
and

cash

flows

of

the

Borrower

and

its

Subsidiaries

for

the

fiscal

year

then

ended,

and
accompanying notes

thereto,

each

in reasonable

detail

showing in

comparative form

the
figures for the

previous fiscal year,

accompanied in the

case of the

consolidated financial
statements by an

unqualified opinion of

Frost, PLLC or

another firm of independent

public
accountants of recognized standing,

selected by the Borrower

and reasonably satisfactory
to the

Administrative Agent,

to the

effect that

the consolidated

financial statements

have
been

prepared

in

accordance

with

GAAP

and

present

fairly

in

all

material

respects

in
accordance

with

GAAP

the

consolidated

financial

condition

of

the

Borrower

and

its
Subsidiaries as

of the

close of

such fiscal

year and

the results

of their

operations for

the
fiscal year

then ended

and that

an examination

of such

accounts in

connection with

such
financial

statements

has

been

made

in

accordance

with

generally

accepted

auditing
standards and, accordingly, such examination

included such tests

of the accounting

records
and such other auditing procedures as were considered necessary in the circumstances;

(c)

promptly after receipt

thereof, any additional

written reports, management
letters or other detailed information contained in writing concerning significant aspects of
any Loan

Party’s

or any of

its Subsidiary’s

operations and

financial affairs

given to

it by
its independent public accountants;

(d)

promptly

after

the

sending

or

filing

thereof,

copies

of

each

financial
statement, report, notice or proxy statement sent by any Loan Party or any Subsidiary of a
Loan Party to its stockholders or other equity holders, and copies of each regular, periodic or special

report, registration

statement or

prospectus (including

all Form

10-K, Form

10-Q
and Form 8-K reports) filed by any Loan

Party or any Subsidiary of a Loan Party with

any
securities exchange or the SEC or any successor agency;

(e)

promptly after receipt thereof, a copy of any financial audit report made by any regulatory agency

of the books

and records of

any Loan Party

or any Subsidiary

of a
Loan Party that gives notice

of any noncompliance with any

applicable law,

regulation or
guideline relating to any

Loan Party or any

Subsidiary of a Loan

Party or their respective
business which could reasonably be expected to have a Material Adverse Effect;

(f)

as soon as available, and in any event no later than 45 days after the end of
each

fiscal

year

of

the Borrower,

a

copy

of

the

consolidated

and

consolidating

business
plan for the Borrower and its Subsidiaries for the following fiscal year, such business plan to show the

projected consolidated and

consolidating revenues, expenses

and balance sheet
of the Borrower and

its Subsidiaries on a

quarter-by-quarter basis, such business plan

to be
in

reasonable

detail

prepared

by

the

Borrower

and

in

form

satisfactory

to

the
Administrative

Agent

(which

shall

include

a

summary

of

all

assumptions

made

in
preparing such business plan);

(g)

notice of any Change of Control;

(h)

promptly after

knowledge thereof

shall have

come to

the attention

of any
Responsible

Officer

of

any

Loan

Party,

written

notice

of

(i) any

threatened

or

pending
litigation or governmental or arbitration proceeding or labor controversy against any Loan
Party

or

any

Subsidiary

of

a

Loan

Party

or

any

of

their

Property

which,

if

adversely
determined, could

reasonably

be expected

to

have a

Material

Adverse Effect

and would
require

disclosure

in

a

report

to

be

filed

with

the

SEC

under

the

Exchange

Act,

(ii) the
occurrence of any Material Adverse Effect, or (iii) the occurrence of any Default;

(i)

with each

of the

financial statements

delivered pursuant

to subsections (a)
and

(b)

above, a

written certificate

in

the form

attached

hereto

as Exhibit E

signed by

a
Financial Officer of the Borrower to the effect that to the best of such officer’s knowledge and belief no Default has occurred during the period covered by such statements or, if any such Default

has occurred

during such

period, setting

forth a

description of

such Default
and

specifying

the

action,

if

any,

taken

by

the

relevant

Loan

Party

or

its

Subsidiary

to
remedy

the

same.

Such

certificate

shall

also

set

forth

the

calculations

supporting

such
statements in respect of Section 8.22
(Financial Covenants);

(j)
Reserved ; and

(k)

promptly,

from

time

to

time,

such

other

information

regarding

the
operations, business affairs and financial condition of any Loan

Party or any Subsidiary of
a Loan Party,

or compliance with the terms of any

Loan Document, as the Administrative
Agent or any Lender may reasonably request.

Section 8.6.

Inspection; Field Audits
.

Each Loan Party

shall, and shall

cause each of

its
Subsidiaries

to,

permit

the

Administrative

Agent

and

each

Lender,

and

each

of

their

duly
authorized representatives and agents to

visit and inspect any of

its Property, corporate books, and
financial records, to

examine and make

copies of its

books of accounts

and other financial

records,
and

to

discuss

its

affairs,

finances,

and

accounts

with,

and

to

be

advised

as

to

the

same

by,

its
officers,

employees and

independent public

accountants (and

by this

provision the

Loan Parties
hereby authorize such accountants to discuss with the Administrative Agent and such Lenders the finances

and

affairs

of

the

Loan

Parties

and

their

Subsidiaries)

at

such

reasonable

times

and
intervals as the

Administrative Agent or

any such Lender

may designate and,

so long as

no Default
exists,

with

reasonable

prior

notice

to

the

Borrower

and

compliance

with

the

Borrower’s
customary on-site policies

applicable to visitors

(bio-security, etc.).

The Borrower shall

pay to the
Administrative Agent charges for field audits of the Collateral, inspections and visits to Property,
inspections of

corporate books

and financial

records, examinations

and copies

of books

of accounts
and financial record and

other activities permitted in

this Section performed by

the Administrative
Agent or

its agents

or third

party firms,

in such

amounts as

the Administrative

Agent may

from
time

to

time

request

(the

Administrative

Agent

acknowledging

and

agreeing

that

any

internal
charges

for such

audits and

inspections

shall

be computed

in the

same manner

as it

at the

time
customarily uses

for the

assessment of

charges for

similar collateral

audits);
provided,

however,
that in

the absence

of any

Default, the

Borrower shall

not be

required to

pay the

Administrative
Agent for more than one (1) such audit per calendar year.
Section 8.7.
Borrowings and Guaranties.

No Loan Party shall, nor shall

it permit any of
its

Subsidiaries

to,

issue,

incur,

assume,

create

or

have

outstanding

any

Indebtedness,

or

incur
liabilities under any Hedging Agreement, or be or become liable as endorser,

guarantor, surety or
otherwise for any Indebtedness or undertaking of any Person, or otherwise agree to provide funds for payment

of the

obligations of

another,

or supply

funds thereto

or invest

therein or

otherwise
assure a

creditor of

another against

loss, or

apply for

or become

liable to

the issuer

of a

letter of
credit which supports an obligation

of another, or subordinate any claim or

demand it may have to
the claim

or demand

of any

Person;
provided,

however,

that the

foregoing shall

not restrict

nor
operate to prevent:

(a)

the Secured Obligations
of the Loan Parties and their Subsidiaries owing

to
the Administrative Agent and the Lenders (and their Affiliates);

(b)

purchase

money

indebtedness

and

Capitalized

Lease

Obligations

of

the
Loan

Parties

and

their

Subsidiaries

in

an

amount

not

to

exceed

$20,000,000

in

the
aggregate at any one time outstanding;

(c)

obligations of the Loan Parties and their Subsidiaries arising out of interest rate,

foreign

currency,

and

commodity

Hedging

Agreements

entered

into

with

financial
institutions

in

connection

with

bona

fide

hedging

activities

in

the

ordinary

course

of
business and not for speculative purposes;

(d)

endorsement of

items for

deposit or

collection of

commercial paper

received
in the ordinary course of business;

(e)

intercompany advances from

time to time

owing between any

of the Loan
Parties and/or

any of

their Subsidiaries

in the

ordinary course

of business,

provided that
the aggregate

amount of

all such

intercompany advances

made to

Subsidiaries of

a Loan
Party that are not Loan Parties

or Subsidiaries of a Loan Party that

are not Wholly-owned
Subsidiaries shall

not exceed

an aggregate

amount of

$20,000,000 during

any fiscal

year
of the Borrower;

(f)

existing Indebtedness set forth on Schedule 8.7 hereto;

(g)

Indebtedness owed to

any Person providing

workers’ compensation, health,
disability

or

other

employee

benefits

(including

contractual

and

statutory

benefits)

or
property,

casualty,

liability

or

credit

insurance,

pursuant

to

reimbursement

or
indemnification obligations to such Person, in each case incurred in the ordinary course of
business;

(h)

Indebtedness

in

respect

of

bids,

trade

contracts

(other

than

for

debt

for
borrowed money), leases (other

than Capitalized Lease Obligations),

statutory obligations,
surety,

stay,

customs

and

appeal

bonds,

performance,

performance

and

completion

and
return

of

money

bonds,

government

contracts

and

similar

obligations,

in

each

case,
provided in the ordinary course of business;

(i)

Indebtedness in respect of netting services, overdraft protection and similar
arrangements, in each case, in connection with cash management and deposit accounts;

(j)

Indebtedness

representing

deferred

compensation

to

directors,

officers,
employees of

any Loan

Party or

any Subsidiary

of a

Loan Party

incurred in

the ordinary
course of business; and

(k)

Indebtedness

consisting

of

the

financing

of

insurance

premiums

in

the
ordinary course of business;

(l)

Guarantees

by

a

Loan

Party

of

Indebtedness

of

another

Loan

Party
otherwise permitted under this Section;

(m)

Indebtedness

arising

from

agreements

of

a

Loan

Party

or

its

Subsidiary
providing

for

indemnification,

adjustment

of

purchase

or

acquisition

price

or

similar
obligations, in each case, incurred or assumed in connection with a

Permitted Acquisition;

(n)

Indebtedness

of

any

Person

that

becomes

a

Subsidiary

after

the

Closing
Date and Indebtedness acquired or assumed in connection with Permitted Acquisitions, in an

amount

not

to

exceed

$50,000,000

in

the

aggregate

at

any

one

time

outstanding,
provided

that such

Indebtedness exists

at the

time the

Person becomes

a Subsidiary

or at
the

time

of

such

Permitted

Acquisition

and

is

not

created

in

contemplation

of

or

in
connection therewith;

(o)

replacements,

renewals,

re-financings

or

extensions

of

any

Indebtedness
described

in

this

Section

that

(i) does

not

exceed

the

aggregate

principal

amount

(plus
accrued

interest

and

applicable

premium

and

associated

fees

and

expenses)

of

the
Indebtedness

being

replaced,

renewed,

refinanced

or

extended,

(ii)

does

not

have

a
weighted average life to maturity at the time

of such replacement, renewal, refinancing or
extension that is less

than the weighted average life

to maturity of the Indebtedness

being
replaced,

renewed,

refinanced

or

extended,

and

(iii) does

not

rank

at

the

time

of

such
replacement, renewal, refinancing or

extension senior to the

Indebtedness being replaced,
renewed, refinanced or extended;

(p)

unsecured

indebtedness

of

the

Loan

Parties

and

their

Subsidiaries

not
otherwise

permitted

by

this

Section

in

an

amount

not

to

exceed

$400,000,000

in

the
aggregate at any one time outstanding; and

(q)

indebtedness secured by Property of the

Loan Parties and their Subsidiaries
(other than the

Collateral) in an

amount not to

exceed $200,000,000 in

the aggregate at

any
one time outstanding.
Section 8.8.

Liens.

No

Loan

Party

shall,

nor

shall

it

permit

any

of

its

Subsidiaries

to,
create, incur or

permit to exist

any Lien of

any kind on

any Property owned

by any such

Person;
provided, however,

that the foregoing shall not apply to nor operate to prevent:

(a)

Liens

arising

by

statute

in

connection

with

worker’s

compensation,
unemployment insurance, old

age benefits, social

security obligations, Taxes, assessments,
statutory obligations or

other similar charges

(other than Liens

arising under ERISA),

good
faith cash deposits in connection with tenders, contracts or leases to which any Loan Party
or any Subsidiary of

a Loan Party is

a party or other

cash deposits required to be

made in
the

ordinary

course

of

business,

provided

in

each

case

that

the

obligation

is

not

for
borrowed

money

and

that

the

obligation

secured

is

not

overdue

or,

if

overdue,

is

being
contested

in

good

faith

by

appropriate

proceedings

which

prevent

enforcement

of

the
matter under contest and adequate reserves have been established therefor;

(b)

mechanics’,

workmen’s,

materialmen’s,

landlords’,

carriers’

or

other
similar Liens arising

in the ordinary

course of

business with respect

to obligations

which
are not

due or

which are

being contested

in good faith

by appropriate

proceedings which
prevent enforcement of the matter under contest;

(c)

judgment

liens

and

judicial

attachment

liens

not

constituting

an

Event

of
Default under Section 9.1(g)

and the pledge

of assets for

the purpose of

securing an appeal,
stay or discharge in

the course of

any legal proceeding,

provided that the

aggregate amount
of

such

judgment

liens

and

attachments

and

liabilities

of

the

Loan

Parties

and

their
Subsidiaries

secured

by

a

pledge

of

assets

permitted

under

this

subsection,

including
interest and penalties thereon, if any, shall not be in excess of

$25,000,000 at any one time
outstanding;

(d)

Liens on

equipment of

any Loan

Party or

any Subsidiary

of a

Loan Party
created

solely

for

the

purpose

of

securing

indebtedness

permitted

by

Section 8.7(b),
representing or

incurred to

finance the

purchase price

of such

Property,

provided that

no
such Lien

shall extend

to or

cover other

Property of

such Loan

Party or

such Subsidiary
other than

the respective

Property so

acquired, and

the principal

amount of

indebtedness
secured by

any such

Lien shall

at no

time exceed

the purchase

price of

such Property,

as
reduced by repayments of principal thereon;

(e)

any interest or

title of a

lessor under

any operating lease,

including the filing
of Uniform

Commercial Code

financing statements

solely as

a precautionary

measure in
connection

with

operating

leases

entered

into

by

any

Loan Party

or

any

Subsidiary

of

a
Loan Party in the ordinary course of its business;

(f)

easements, rights-of-way, restrictions,

zoning restrictions and other similar
encumbrances against

real property

incurred in

the ordinary

course of

business which,

in
the aggregate, are

not substantial in

amount and which

do not materially

detract from the
value of

the Property

subject thereto

or materially

interfere with

the ordinary

conduct of
the business of any Loan Party or any Subsidiary of a Loan Party;

(g)

bankers’

Liens,

rights

of

setoff

and

other

similar

Liens

(including

under
Section 4-210

of

the

Uniform

Commercial

Code)

in

one

or

more

deposit

accounts
maintained by any

Loan Party or

any Subsidiary of

a Loan Party,

in each case

granted in
the ordinary course of business in

favor of the bank or banks

with which such accounts are
maintained, securing

amounts owing

to such

bank with

respect to

cash management

and
operating

account

arrangements,

including

those

involving

pooled

accounts

and

netting
arrangements; provided

that, unless such Liens are non-consensual

and arise by operation
of law,

in no case shall any such Liens

secure (either directly or indirectly) the repayment
of any Indebtedness;

(h)

Liens

granted

in

favor

of

the

Administrative

Agent

pursuant

to

the
Collateral Documents.

(i)

non-exclusive

licenses

of

intellectual

property

granted

in

the

ordinary
course of business and not interfering in any material respect with the ordinary conduct of business of any Loan Party or any Subsidiary of a Loan Party;

(j)

Liens on insurance policies and the proceeds thereof securing the financing
of the premiums with respect thereto permitted by Section 8.7(k);

(k)

Liens

(i) on

cash

advances

in

favor

of

the

seller

of

any

Property

to

be
acquired

in

a

Permitted

Acquisition

to

be

applied

against

the

purchase

price

for

such
Property,

or

(ii) consisting

of

an

agreement

to

dispose

of

any

Property

in

a

disposition
permitted

under

Section

8.10,

in

each

case,

solely

to

the

extent

such

Acquisition

or
disposition, as the

case may be,

would have been

permitted on the

date of the

creation of
such Lien;

(l)

Liens on Property

of a Person

existing at the

time such

Person is acquired
or merged

with or

into or

consolidated with

any Loan

Party or

any Subsidiary

of a

Loan
Party to

the extent

permitted hereunder

(and not

created in

anticipation or

contemplation
thereof)

and

securing

Indebtedness

permitted

under

Section 8.7(n);
provided

that

such
Liens do not extend to Property not subject

to such Liens at the time of acquisition

and are
no more favorable to the lienholders than such existing Lien;

(m)

Liens

encumbering

any

Property

(other

than

the

Collateral)

to

secure

or
support obligations

under or

in respect

of interest

rate, foreign

currency,

and commodity
Hedging Agreements entered

into with financial

institutions in connection

with bona fide
hedging activities in the ordinary course of business and not for speculative purposes;

(n)

other Liens existing on

the Closing Date and

not otherwise permitted above
listed and identified on Schedule 8.8;

(o)

contracted

or

statutory

liens

of

landlords

to

the

extent

relating

to

the
property

and

assets

relating

to

any

lease

agreement

with

such

landlord

and

contractual
Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets related to such contract;

(p)

Liens on Property of a Person (other than the Collateral) for the purpose of
securing

indebtedness

permitted

by

Section

8.7(q)

and

which

do

not

encumber

any
Collateral; and

(q)

other

Liens

not

otherwise

permitted

in

subsections (a)-(p)

above

granted
with

respect

to

obligations

that

do

not

in

the

aggregate

exceed

$10,000,000

at

any

time
outstanding, and which do not encumber any Collateral.
Section 8.9.

Investments,

Acquisitions,

Loans

and

Advances
.

No

Loan

Party

shall,

nor
shall it

permit any

of its

Subsidiaries to,

directly or

indirectly,

make, retain

or have

outstanding
any investments

(whether through

purchase of

stock or

obligations or

otherwise) in,

or loans

or
advances to (other than for travel advances and other similar cash advances made to employees in
the

ordinary

course

of

business),

any

other

Person,

or

acquire

all

or

any

substantial

part

of

the
assets or

business of

any other

Person or

division thereof;
provided,

however,

that the

foregoing
shall not apply to nor operate to prevent:

(a)

Cash Equivalents and Marketable Securities;

(b)

the

Loan

Parties’

existing

investments

in

their

respective

Subsidiaries
outstanding on the Closing Date;

(c)

intercompany advances made from time to time between

any Loan Party or
Subsidiary of any Loan Party and any other Loan

Party or Subsidiary of any Loan Party in
the

ordinary

course

of

business,

provided

that

the

aggregate

amount

of

all

such
intercompany advances made

to Subsidiaries of

a Loan Party

that are not

Loan Parties or

Subsidiaries of

a Loan

Party that

are not

Wholly-owned Subsidiaries

shall not

exceed an
aggregate amount of $20,000,000 during any fiscal year of the Borrower;

(d)

investments

by

any

Loan

Party

and

its

Subsidiaries

in

connection

with
interest

rate,

foreign

currency,

and

commodity

Hedging

Agreements

entered

into

with
financial institutions in connection with

bona fide hedging activities in

the ordinary course
of business and not for speculative purposes;

(e)

promissory notes

and other

non-cash consideration

received in connection
with dispositions permitted by Section 8.10;

(f)

investments

(including

debt

obligations

and

equity

interests)

received

in
connection

with

the

bankruptcy

or

reorganization

of

suppliers

and

customers

and

in
settlement of

delinquent obligations

of, and

other disputes

with, customers

and suppliers
arising

in

the

ordinary

course

of

business

and

upon

the

foreclosure

with

respect

to

any
secured investment or other transfer of title with respect to any secured investment;

(g)

Permitted Acquisitions;

(h)

purchases of assets in the ordinary course of business;

(i)

deposits made in

the ordinary course

of business to

secure performance of
leases or other obligations as permitted by Section 8.8;

(j)

other

investments

existing

on

the

Closing

Date

not

otherwise

permitted
above and listed and identified on Schedule 8.9;

(k)

investments in joint

ventures in

an amount not

to exceed $30,000,000

at any
time

outstanding,

provided

that

(i) no

Default

exists

both

immediately

before

and

after
giving effect to

such investment, (ii) after

giving pro forma effect

to such investment, the
Borrower and its Subsidiaries are in compliance with

Section 8.22, and (iii) cash and Cash
Equivalents

of

the

Borrower

and

its

Subsidiaries

plus

availability

under

the

Revolving
Facility shall equal at least $50,000,000; and

(l)

other

investments,

loans,

and

advances

in

addition

to

those

otherwise
permitted by this Section

in an amount not

to exceed $25,000,000 in

the aggregate at any
one time outstanding.
In determining the amount of investments,

acquisitions, loans, and advances permitted under

this
Section, investments and acquisitions shall always be taken

at the original cost thereof (regardless
of

any

subsequent

appreciation

or

depreciation

therein),

less

any

amount

in

respect

of

such
investment upon sale,

collection or return

(not to exceed

the original cost

thereof) and loans

and
advances shall be taken at the principal amount thereof then remaining unpaid.
Section 8.10.

Mergers, Consolidations and Sales.

No Loan Party shall, nor shall it permit
any

of

its

Subsidiaries

to,

be

a

party

to

any

merger

or

consolidation

or

amalgamation,

or

sell,

transfer,

lease

or

otherwise

dispose

of

all

or

any

material

part

of

its

Property,

including

any
disposition of Property as part of a sale and leaseback transaction, or in any event sell or discount
(with

or

without

recourse)

any

of

its

notes

or

accounts

receivable;
provided,

however,

that

this
Section shall not apply to nor operate to prevent:

(a)

the sale or lease of inventory in the ordinary course of business;

(b)

the sale, transfer, lease or

other disposition of Property

of any Loan Party

to
one another in the ordinary course of its business;

(c)

the merger

of any

Loan Party

or any

Subsidiary of

a Loan

Party with

and
into

the

Borrower

or

any

other

Loan

Party,

provided

that,

in

the

case

of

any

merger
involving

the

Borrower

or

involving

a

Subsidiary

of

a

Loan

Party

which

is

not

a

Loan
Party,

the

Borrower,

if

the

Borrower

is

a

party

to

the

merger,

or

a

Loan

Party,

if

the
Borrower is not a party to the merger, is the corporation surviving the merger;

(d)

the sale of delinquent notes

or accounts receivable in the

ordinary course of
business

for

purposes

of

collection

only

(and

not

for

the

purpose

of

any

bulk

sale

or
securitization transaction);

(e)

the sale, transfer or other disposition of any

tangible personal property that,
in

the

reasonable

business

judgment

of

the

relevant

Loan

Party

or

its

Subsidiary,

has
become obsolete or worn out, and which is disposed of in the ordinary course of business;

(f)

the Disposition of Property

of any Loan Party

or any Subsidiary of

a Loan
Party (including

any Disposition

of Property

as part

of a

sale and

leaseback transaction)
aggregating for

all Loan Parties

and their

Subsidiaries not

more than

$30,000,000 during
any fiscal year of

the Borrower,
provided

that (i) each such Disposition

shall be made for
fair

value

and (ii)

at

least 80%

of

the total

consideration received

at the

closing

of such
Disposition shall consist of

cash and at least

80% of the total

consideration received after
taking

into

account

all

final

purchase

price

adjustments

and/or

contingent

payments
(including working

capital adjustment

or earn-out

provisions) expressly

contemplated by
the transaction documents, when received shall consist of cash; and

(g)

the sale or other Disposition of marketable securities in the ordinary course of business.
Section 8.11.

Maintenance of Subsidiaries.

No Loan Party

shall assign,

sell or transfer, nor
shall it permit any of

its Subsidiaries to issue, assign,

sell or transfer, any shares of capital

stock or
other equity

interests of

a Subsidiary;
provided,

however,

that the

foregoing shall

not operate

to
prevent

(a) the

issuance,

sale,

and

transfer

to

any

person

of

any

shares

of

capital

stock

of

a
Subsidiary solely for the

purpose of qualifying, and

to the extent legally

necessary to qualify, such
person as

a director

of such

Subsidiary,

(b) any transaction

permitted by

Section 8.10(c) above,
and (c) the

issuance of

shares of the

Borrower’s capital

stock pursuant to

the Borrower’s

KSOP,
or (d) any Excluded Equity Issuances.

Section 8.12.

Dividends and Certain Other Restricted Payments.

No Loan Party shall, nor
shall it

permit any

of its

Subsidiaries to,

(a) declare or

pay any

dividends on

or make

any other
distributions in respect

of any class

or series of

its capital stock

or other equity

interests (other than
dividends or

distributions payable

solely in

its capital

stock or

other equity

interests), or

(b) directly
or indirectly purchase,

redeem, or otherwise

acquire or

retire any of

its capital stock

or other equity
interests or any warrants, options, or

similar instruments to acquire the same (collectively

referred
to herein

as
“Restricted Payments” );
provided,

however,

that the

foregoing shall

not operate

to
prevent:

(i)

the making of

dividends or distributions

by any Subsidiary

to the Borrower;

(ii)

other

Restricted

Payments

made

in

compliance

with

the

Borrower’s
dividend

policy

as

in

effect

on

the

Closing

Date

or

any

employee

stock

option

plans

or
employee

incentive

plans

or

other

compensation

arrangements,

or

SAR

plans;

provided
that no Default exists

or will arise after

giving effect to such

other Restricted Payment; and

(iii)

other Restricted

Payments, provided

that, both

immediately before

and after
giving effect to

such Restricted Payment

(A) no Default has

occurred and

is continuing

and
(B) the

sum

of

cash

and

Cash

Equivalents

of

the

Borrower

and

its

Subsidiaries

plus
availability under the Revolving Facility shall equal at least $50,000,000.
Section 8.13.

ERISA.

Each Loan

Party shall,

and shall

cause each

of its

Subsidiaries to,
promptly pay

and discharge

all obligations

and liabilities

arising under

ERISA of

a character

which
if unpaid or

unperformed could reasonably

be expected to

result in the

imposition of a

Lien against
any of

its Property, unless

being contested

in good

faith by

appropriate proceedings

which prevents
the enforcement of any Lien with

respect thereto.

Each Loan Party shall, and shall

cause each of
its

Subsidiaries

to,

promptly

notify

the

Administrative

Agent

and

each

Lender

of:

(a) the
occurrence of

any reportable

event (as

defined in

ERISA) with

respect to

a Plan,

which individually
or in the

aggregate, could reasonably

be expected to

result in a

Material Adverse Effect,

(b) receipt
of any notice from the

PBGC of its intention to

seek termination of any Plan

or appointment of a
trustee therefor, (c) its intention to terminate

or withdraw from any

Plan, and (d) the occurrence

of
any event with respect to any Plan which would result in the incurrence by any Loan Party or any
Subsidiary of a Loan Party of

any material liability, fine or penalty, or any material increase in the contingent

liability

of

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

with

respect

to

any
post-retirement Welfare Plan benefit, which individually or in the aggregate, could reasonably be
expected to result in a Material Adverse Effect.
Section 8.14.

Compliance with Laws.

(a) Each Loan Party

shall, and shall

cause each of

its
Subsidiaries to, comply

in all respects

with all Legal

Requirements applicable to

or pertaining to
its

Property

or

business

operations,

where

any

such

non-compliance,

individually

or

in

the
aggregate, could reasonably

be expected to

have a Material

Adverse Effect or

result in a

Lien upon
any of its Property.

(b)

Without limiting Section 8.14(a)

above, each Loan

Party shall, and

shall cause each
of its Subsidiaries

to, at all

times, do the

following to the

extent the failure

to do so,

individually
or in the

aggregate, could reasonably

be expected to

have a Material

Adverse Effect:

(i) comply

in

all

material

respects

with,

and

maintain

each

of

the

Premises

in

compliance

in

all

material
respects

with, all

applicable

Environmental

Laws; (ii)

require

that

each

tenant

and subtenant,

if
any, of

any of the Premises or any

part thereof comply in all

material respects with all applicable
Environmental Laws;

(iii) obtain and

maintain in

full force

and effect

all material

governmental
approvals required

by any

applicable Environmental

Law for

the operation

of their

business and
each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable
Environmental Laws unless and except

to the extent being contested

in good faith by appropriate
proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto;

(v)

not
manufacture,

use,

generate,

transport,

treat,

store,

Release,

dispose

or

handle

any

Hazardous
Material (or allow

any tenant or

subtenant to do

any of

the foregoing)

at any

of the Premises

except
in the ordinary course

of its live animal

agricultural business and in

material compliance with all
applicable

Environmental

Laws;

(vi) within

ten

(10)

Business

Days

notify

the

Administrative
Agent in writing

and provide the

disclosure filing made

by the Borrower

with the SEC

of any of
the following in

connection with any Loan

Party or any

Subsidiary of a Loan

Party or any

of the
Premises which would be required to be disclosed in an 8-K or 10-Q filing with the SEC:

(1) any
Environmental Liability; (2) any

Environmental Claim; or

(3) any violation of

an Environmental
Law

or

Release,

threatened

Release

or

disposal,

placement

or

land

application

of

a

Hazardous
Material,

product,

or

waste,

including

manure,

that

is

not

in

compliance

with

applicable
Environmental Laws; or (4) any restriction on the ownership, occupancy,

use or transferability of
any Premises

arising from

or in

connection with

any (x) Release,

threatened Release

or disposal
of

a

Hazardous

Material,

waste

or

product,

including

manure,

or

(y) Environmental

Law;
(vii) conduct

at

its

expense

any

investigation,

study,

sampling,

testing,

abatement,

cleanup,
removal, remediation or other corrective or

response action necessary to remove, remediate,

clean
up, correct or abate any material Release, threatened material Release or material violation of any applicable Environmental

Law unless

and except

to the

extent being

contested in

good faith

by
appropriate

proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto,
(viii) abide

by

and

observe

any

restrictions

on

the

use

of

the

Premises

imposed

by

any
Governmental Authority

as set

forth in

a deed

or other

instrument affecting

any Loan

Party’s

or
any

of

its

Subsidiary’s

interest

therein

unless

being

contested

in

good

faith

by

appropriate
proceedings

which

prevents

the

enforcement

of

any

Lien

with

respect

thereto;

(ix) promptly
provide

or

otherwise

make

available

to

the

Administrative

Agent

any

reasonably

requested
environmental record concerning the Premises which any Loan Party or any Subsidiary of a Loan
Party possesses or

controls other than

records subject to

work product or

attorney-client or other
confidentiality privilege

pursuant to applicable

law; and (x) perform,

satisfy,

and implement any
operation, maintenance

or corrective

actions or

other requirements

of any

Governmental Authority
or Environmental Law, or included in any no further action letter or covenant not to sue issued by any Governmental Authority under any Environmental Law unless and except to the extent being contested in

good faith

by appropriate

proceedings which

prevents the

enforcement of

any Lien
with respect thereto.
Section 8.15.

Compliance

with

OFAC

Sanctions

Programs

and

Anti-Corruption

Laws.

(a) Each Loan Party shall

at all times comply

in all material respects

with the requirements of

all
OFAC Sanctions

Programs applicable to such Loan Party and

shall cause each of its Subsidiaries
to

comply

in

all

material

respects

with

the

requirements

of

all

OFAC

Sanctions

Programs
applicable to such Subsidiary.

(b)

Each

Loan

Party

shall

provide

the

Administrative

Agent

and

the

Lenders

any
information regarding

the Loan

Parties, their

Affiliates,

and their

Subsidiaries necessary

for the
Administrative Agent and

the Lenders to

comply with all

applicable OFAC

Sanctions Programs;
subject

however,

in

the

case

of

Affiliates,

to

such

Loan

Party’s

ability

to

provide

information
applicable to them.

(c)

If any

Loan Party

obtains actual

knowledge or

receives any

written notice

that any
Loan Party,

any Subsidiary

of any

Loan Party,

or any

officer,

director or

Affiliate

of any

Loan
Party or

that any

Person that owns

or controls

any such

Person is

the target of

any OFAC Sanctions
Programs or is located,

organized or resident in a

country or territory that

is, or whose government
is, the subject of

any OFAC Sanctions Programs (such occurrence, an
“OFAC

Event”
), such Loan
Party shall

promptly (i) give

written notice

to the

Administrative Agent

and the

Lenders of

such
OFAC Event, and (ii) comply in all material respects with all applicable laws with respect to such
OFAC

Event

(regardless

of

whether

the

target

Person

is

located

within

the

jurisdiction

of

the
United States of America), including the OFAC Sanctions Programs, and each Loan Party hereby authorizes and consents to

the Administrative Agent and

the Lenders taking any

and all steps the
Administrative Agent

or the

Lenders deem

necessary,

in their

sole but

reasonable discretion,

to
avoid

violation

of

all

applicable

laws

with

respect

to

any

such

OFAC

Event,

including

the
requirements of the

OFAC

Sanctions Programs (including

the freezing

and/or blocking

of assets
and reporting such action to OFAC).

(d)

No Loan

Party will,

directly or,

to any

Loan Party’s

knowledge, indirectly,

use the
proceeds of

the Revolving

Facility of

an Incremental

Term

Loan (if

any), or

lend, contribute

or
otherwise make available such proceeds to any other Person,

(i) to fund any activities or business
of or with any Person or in any country or territory,

that, at the time of such funding, is, or whose
government

is,

the

subject

of

any

OFAC

Sanctions

Programs,

or

(ii) in

any

other

manner

that
would result in a violation of OFAC

Sanctions Programs or Anti-Corruption Laws by any Person
(including

any

Person

participating

in

the

Revolving

Facility

or

any

Incremental

Term

Loan,
whether as underwriter, lender, advisor,

investor, or otherwise).

(e)

No Loan Party will, nor will it permit any Subsidiary to, violate any Anti-Corruption
Law in any material respect.

(f)

Each Loan

Party will

maintain in

effect policies

and procedures

designed to

ensure
compliance

by

the

Loan

Parties,

their

Subsidiaries,

and

their

respective

directors,

officers,
employees, and agents with applicable Anti-Corruption Laws.
Section 8.16.

Burdensome

Contracts

With

Affiliates.

No

Loan

Party

shall,

nor

shall

it
permit

any

of

its

Subsidiaries

to,

enter

into

any

material

contract,

agreement

or

business
arrangement with

any of

its Affiliates

on terms

and conditions

which are

less favorable

to such
Loan Party or

such Subsidiary than

would be usual

and customary in

similar contracts, agreements
or

business

arrangements

between

Persons

not

affiliated

with

each

other;
provided
that

the
foregoing restriction shall not apply to transactions between or among the Loan Parties.

Section 8.17.

No

Changes

in

Fiscal

Year.

The

fiscal

year

of

the

Borrower

and

its
Subsidiaries ends on or about May 31 of each year; and the Borrower shall not, nor shall it permit any Subsidiary to, change its fiscal year from its present basis.
Section 8.18.

Formation

of

Subsidiaries.

Promptly

upon

the

formation

or acquisition

of
any Subsidiary,

the Loan

Parties shall

provide the

Administrative Agent

and the

Lenders notice
thereof

(at

which

time

Schedule 6.2

shall

be

deemed

amended

to

include

reference

to

such
Subsidiary.

The

Loan

Parties

shall,

and

shall

cause

their

Wholly-owned

Subsidiaries

that

are
Domestic Subsidiaries to, timely

comply with the requirements

of Sections 11 and 12
with respect
to any Subsidiary that is required to become a Guarantor hereunder.

Section 8.19.

Change in

the Nature

of Business.

No Loan

Party shall,

nor shall

it permit
any of its Subsidiaries to, engage in any business or activity if as a result the general nature of the business of

such Loan

Party or

any of

its Subsidiaries

would be

changed in

any material

respect
from the general nature of the business engaged in by it as of the Closing Date or an Eligible Line
of Business.
Section 8.20.

Use

of

Proceeds
.

The

Borrower

shall

use

the

credit

extended

under

this
Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4.
Section 8.21.

No Restrictions
.

Except as provided herein or exist as

of the date hereof, no
Loan Party shall, nor shall

it permit any of its

Wholly-owned Subsidiaries to, directly

or indirectly
create or

otherwise cause

or suffer

to exist

or become

effective any

consensual encumbrance

or
restriction of any kind

on the ability of

any Loan Party or

any Wholly-owned Subsidiary of

a Loan
Party to:

(a) pay dividends or make any other

distribution on any such Subsidiary’s

capital stock
or

other

equity

interests

owned

by

such

Loan

Party

or

any

of

its

Wholly-owned

Subsidiaries,
(b) pay

any

indebtedness

owed

to

any

Loan

Party

or

any

of

its

Wholly-owned

Subsidiaries,
(c) make loans

or advances

to any

Loan Party

or any

of its

Wholly-owned Subsidiaries,

(d) transfer
any of

its Property

to any

Loan Party

or any

of its

Wholly-owned Subsidiaries,

or (e) guarantee
the Secured

Obligations and/or

grant Liens

on its

assets to

the Administrative

Agent as

required
by the Loan Documents.
Section 8.22.

Financial Covenants.

(a)
Total

Funded Debt to Capitalization

Ratio
.

As of the

last day of each

fiscal quarter
of the

Borrower ending

on or

after November

27, 2021,

the Borrower

shall not

permit the

Total
Funded Debt to Capitalization Ratio to be greater than 50.0%.

(b)
Minimum Tangible

Net Worth
.

The Borrower

shall not

permit Tangible

Net Worth
to be less than (i) $700,000,000 for the fiscal quarter ended November 27, 2021, plus (ii) for each fiscal

quarter

ending

thereafter,

50%

of

Net

Income

for

such

fiscal

quarter

(if

Net

Income

is
positive) less

Restricted Payments

permitted to

be made

pursuant to

Section 8.12

during such

fiscal
quarter.

S
ECTION

9.

E
VENTS OF
D
EFAULT

AND
R
EMEDIES
.
Section 9.1.
Events

of

Default.

Any

one

or

more

of

the

following

shall

constitute

an
“Event of Default”

hereunder:

(a)

default for a

period of five

(5) days in

the payment when

due of all

or any
part of the

principal of any

Loan (whether at

the stated maturity

thereof or at

any other time
provided

for

in

this

Agreement)

or

of

any

Reimbursement

Obligation,

or

default

for

a
period

of

five

(5) Business

Days

in

the

payment

when

due

of

any

interest,
fee

or

other
Obligation payable hereunder or under any other Loan Document;

(b)

default

in

the

observance

or

performance

of

any

covenant

set

forth

in
Sections 8.1(a), 8.10, 8.12, 8.17, 8.20 or 8.22 of this Agreement;

(c)

default in

the observance

or performance

of any

other provision

hereof or
of any other Loan Document

which is not remedied within

thirty (30) days after the earlier
of (i) the date on

which such failure

shall first become known

to any Responsible

Officer
of

any

Loan

Party

or

(ii) written

notice

thereof

is

given

to

the

Borrower

by

the
Administrative Agent;

(d)

any representation or warranty

made herein or in

any other Loan Document
or in any certificate

furnished to the Administrative Agent

or the Lenders pursuant hereto
or

thereto

or

in

connection

with

any

transaction

contemplated

hereby

or

thereby

proves
untrue in any material

respect as of the

date of the issuance

or making or deemed

making
thereof;

(e)

(i) any

event

occurs

or

condition

exists

(other

than

those

described

in
subsections (a) through

(d) above)

which is

specified as

an event

of default

under any

of
the other Loan Documents,

or (ii) any of the

Loan Documents shall for

any reason not be
or shall cease to be in full force and effect or is declared to be null and void, or (iii) any of the

Collateral

Documents

shall

for

any

reason

fail

to

create

a

valid

and

perfected

first
priority Lien

in favor

of the

Administrative Agent

in any

Collateral purported

to be

covered
thereby except as

expressly permitted by

the terms hereof,

or (iv) any Loan

Party takes any
action

for

the

purpose

of

terminating,

repudiating

or

rescinding

any

Loan

Document
executed by it or any of its obligations thereunder;

(f)

default

shall

occur

under

any

Material

Indebtedness

issued,

assumed

or
guaranteed by any

Loan Party or

any Subsidiary of

a Loan Party,

or under any indenture,
agreement or other instrument under which the

same may be issued, and such default

shall
continue for

a period

of time

sufficient

to permit

the acceleration

of the

maturity of

any
such

Material

Indebtedness

(whether or

not

such

maturity

is in

fact

accelerated), or

any
such Material Indebtedness shall not

be paid when due (whether

by demand, lapse of time,
acceleration or otherwise);

(g)

(i) any

judgment

or

judgments,

writ

or

writs

or

warrant

or

warrants

of
attachment, or any similar process or processes, shall be

entered or filed against any Loan

Party or any Subsidiary

of a Loan Party,

or against any of

their respective Property,

in an
aggregate amount for all such Persons in excess of $25,000,000 (except to the extent fully covered

by

insurance

pursuant

to

which

the

insurer

has

accepted

liability

therefor

in
writing), and which

remains undischarged,

unvacated, unbonded or

unstayed for a

period
of

30 days, or

any

action shall

be legally

taken

by

a

judgment creditor

to attach

or levy
upon any Property

of any Loan

Party or any

Subsidiary of a

Loan Party to

enforce any such
judgment,

or

(ii) any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

shall

fail

within
thirty (30)

days

to

discharge

one

or

more

non-monetary

judgments

or

orders

which,
individually or in the aggregate, could reasonably be expected to have a Material Adverse
Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(h)

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party,

or

any

member

of

its
Controlled

Group,

shall

fail

to

pay

when

due

an

amount

or

amounts

aggregating

for

all
such

Persons

in

excess

of

$20,000,000

which

it

shall

have

become

liable

to

pay

to

the
PBGC or to

a Plan under

Title

IV of ERISA;

or notice of

intent to terminate

a Plan or

Plans
having

aggregate

Unfunded

Vested

Liabilities

in

excess

of

$20,000,000

(collectively,

a
“Material

Plan”
)

shall

be

filed

under

Title IV

of

ERISA

by

any

Loan

Party

or

any
Subsidiary

of

a

Loan

Party,

or

any

other

member

of

its

Controlled

Group,

any

plan
administrator or any

combination of the

foregoing; or the

PBGC shall institute

proceedings
under Title

IV of

ERISA to

terminate or

to cause

a trustee

to be

appointed to

administer
any Material

Plan or

a proceeding

shall be

instituted by

a fiduciary

of any

Material Plan
against any Loan Party or

any Subsidiary of a Loan

Party, or any member of its Controlled
Group, to enforce Section 515 or 4219(c)(5) of

ERISA and such proceeding shall not

have
been dismissed

within ninety (90)

days thereafter;

or a

condition shall

exist by

reason of
which the PBGC

would be entitled

to obtain a

decree adjudicating that

any Material Plan
must be terminated;

(i)

any Change of Control shall occur;

(j)

any

Loan

Party

or

any

Subsidiary

of

a

Loan

Party

shall

(i) have

entered
involuntarily

against

it

an

order

for

relief

under

the

United

States

Bankruptcy

Code,

as
amended, (ii)

not pay,

or admit

in writing

its inability

to pay,

its debts

generally as

they
become

due,

(iii) make

an

assignment

for

the

benefit

of

creditors,

(iv) apply

for,

seek,
consent

to

or

acquiesce

in,

the

appointment

of

a

receiver,

custodian,

trustee,

examiner,
liquidator or

similar official

for it

or any

substantial part

of its

Property,

(v) institute any
proceeding seeking

to have

entered against

it an

order for

relief under

the United

States
Bankruptcy Code, as

amended, to adjudicate

it insolvent, or

seeking dissolution, winding
up, liquidation,

reorganization, arrangement,

adjustment or

composition of

it or

its debts
under any law

relating to bankruptcy,

insolvency or reorganization

or relief of

debtors or
fail

to

file

an

answer

or

other

pleading

denying

the

material

allegations

of

any

such
proceeding filed

against it,

(vi) take any

corporate or

similar action

in furtherance

of any
matter

described

in

parts (i)

through

(v)

above,

or

(vii) fail

to

contest

in

good

faith

any
appointment or proceeding described in Section 9.1(k); or

(k)

a custodian,

receiver,

trustee, examiner,

liquidator or

similar official

shall
be appointed for any Loan Party or any Subsidiary of a Loan Party, or any substantial part of

any

of

its

Property,

or

a

proceeding

described

in

Section 9.1(j)(v)

shall

be

instituted
against any Loan Party or

any Subsidiary of a

Loan Party, and such appointment continues
undischarged

or

such

proceeding

continues

undismissed

or

unstayed

for

a

period

of
60 days.
Section 9.2.
Non-Bankruptcy

Defaults.

When

any

Event

of

Default

(other

than

those
described in subsection (j) or (k) of Section 9.1

with respect to the Borrower) has occurred and

is
continuing, the Administrative Agent shall,

by written notice to

the Borrower: (a) if so

directed by
the

Required

Lenders,

terminate

the

remaining

Commitments

and

all

other

obligations

of

the
Lenders

hereunder

on

the

date

stated

in

such

notice

(which

may

be

the

date

thereof);

(b) if

so
directed

by

the

Required

Lenders,

declare

the

principal

of

and

the

accrued

interest

on

all
outstanding Loans to

be forthwith due

and payable and

thereupon all outstanding

Loans, including
both

principal

and

interest

thereon,

shall

be

and become

immediately

due and

payable

together
with all other amounts

payable under the Loan Documents

without further demand, presentment,
protest

or

notice

of

any

kind;

and

(c) if

so

directed

by

the

Required

Lenders,

demand

that

the
Borrower immediately deliver to the Administrative Agent Cash Collateral in an amount equal to
105% of the aggregate amount of each Letter of Credit then outstanding, and the

Borrower agrees
to immediately make

such payment and

acknowledges and agrees

that the Lenders

would not have
an

adequate

remedy

at

law

for

failure

by

the

Borrower

to

honor

any

such

demand

and

that

the
Administrative Agent, for the

benefit of the Lenders,

shall have the right to

require the Borrower
to

specifically

perform

such

undertaking

whether

or

not

any

drawings

or

other

demands

for
payment have been

made under any

Letter of Credit.

In addition, the

Administrative Agent may
exercise on behalf of itself,

the Lenders and the L/C

Issuer all rights and remedies

available to it,
the Lenders and

the L/C Issuer

under the Loan

Documents or applicable

law or equity

when any
such Event of Default has

occurred and is continuing.

The Administrative Agent shall give notice
to the Borrower under Section 9.1(c) promptly upon being

requested to do so by any Lender.

The
Administrative

Agent,

after

giving

notice

to

the

Borrower

pursuant

to

Section 9.1(c)

or

this
Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to
do so shall not impair or annul the effect of such notice.
Section 9.3.

Bankruptcy Defaults
.

When any

Event of

Default described

in subsections (j)
or

(k)

of

Section 9.1

with

respect

to

the

Borrower

has

occurred

and

is

continuing,

then

all
outstanding

Loans

shall

immediately

become

due

and

payable

together

with

all

other

amounts
payable under

the Loan

Documents without

presentment, demand,

protest or

notice of

any kind,
the

obligation

of

the

Lenders

to

extend

further

credit

pursuant

to

any

of

the

terms

hereof

shall
immediately terminate

and the

Borrower shall

immediately deliver

to the

Administrative

Agent
Cash Collateral in an amount equal

to 105% of the aggregate amount of

each Letter of Credit then
outstanding,

the

Borrower

acknowledging

and

agreeing

that

the

Lenders

would

not

have

an
adequate remedy

at law

for failure

by the

Borrower to

honor any

such demand

and that

the Lenders,
and

the

Administrative

Agent

on

their

behalf,

shall

have

the

right

to

require

the

Borrower

to
specifically

perform

such undertaking

whether

or not

any draws

or

other demands

for

payment
have been

made under

any of

the Letters

of Credit.

In addition,

the Administrative

Agent may
exercise on behalf of itself,

the Lenders and the L/C

Issuer all rights and remedies

available to it,

the Lenders and

the L/C Issuer

under the Loan

Documents or applicable

law or equity

when any
such Event of Default has occurred and is continuing.
Section 9.4.

Collateral

for

Undrawn

Letters

of

Credit
.

(a) If

the

prepayment

of

the
amount available for drawing under any or all outstanding

Letters of Credit is required under any
of Sections 2.3(b),

2.8(b), Section 2.13,

2.14, 9.2

or 9.3

above, the

Borrower shall

forthwith pay
the

amount

required

to

be

so

prepaid,

to

be

held

by

the

Administrative

Agent

as

provided

in
subsection (b) below.

(b)

All

amounts

prepaid

pursuant

to

subsection (a)

above

shall

be

held

by

the
Administrative Agent

in one

or more

separate collateral

accounts (each

such account,

and the

credit
balances, properties, and any investments

from time to time held

therein, and any substitutions for
such account,

any certificate

of deposit

or other

instrument evidencing

any of

the foregoing

and
all

proceeds

of

and

earnings

on

any

of

the

foregoing

being

collectively

called

the
“Collateral
Account”
) as security

for, and for application

by the Administrative

Agent (to the

extent available)
to, the

reimbursement of

any payment

under any

Letter of

Credit then

or thereafter

made by

the
L/C Issuer,

and

to

the

payment

of

the

unpaid

balance

of

all

other

Secured

Obligations.

The
Collateral Account shall be held in the name of and subject to the exclusive dominion and control of

the

Administrative

Agent

for

the

benefit

of

the

Administrative

Agent,

the

Lenders,

and

the
L/C Issuer.

If and when

requested by the

Borrower, the

Administrative Agent shall

invest funds
held in

the Collateral

Account from

time to

time in

direct obligations

of, or

obligations the

principal
of and interest

on which are

unconditionally guaranteed by,

the United States

of America with

a
remaining

maturity

of

one

year

or

less,
provided

that

the

Administrative

Agent

is

irrevocably
authorized

to

sell

investments

held

in

the

Collateral

Account

when

and

as

required

to

make
payments

out

of

the

Collateral

Account

for

application

to

amounts

due

and

owing

from

the
Borrower

to

the

L/C Issuer,

the

Administrative

Agent

or

the

Lenders.

Subject

to

the

terms

of
Sections 2.13 and 2.14, if

the Borrower shall have

made payment of all

obligations referred to in
subsection (a)

above

required

under

Section 2.8(b),

at

the

request

of

the

Borrower

the
Administrative Agent shall

release to the

Borrower amounts held

in the Collateral

Account so long
as at the

time of the

release and after

giving effect

thereto no Default

exists.

After all Letters

of
Credit have expired

or been cancelled

and the expiration

or termination of

all Commitments, at

the
request of the

Borrower, the Administrative Agent

shall release any

remaining amounts held

in the
Collateral Account following payment in full in cash of all Secured Obligations.
Section 9.5.

Post-Default

Collections
.

Anything

contained

herein

or

in

the

other

Loan
Documents

to

the

contrary

notwithstanding

(including,

without

limitation,

Section 2.8(b)),

all
payments and collections received in respect of

the Obligations and all proceeds of the

Collateral
and payments made under or

in respect of the Guaranty

Agreements received, in each instance,

by
the

Administrative

Agent

or

any

of

the

Lenders

after

acceleration

or

the

final

maturity

of

the
Obligations or termination of

the Commitments as a

result of an Event

of Default shall

be remitted
to the Administrative Agent and distributed as follows:

(a)

first, to the payment of any outstanding costs

and expenses incurred by the
Administrative

Agent,

and

any

security

trustee

therefor,

in

monitoring,

verifying,
protecting, preserving or enforcing the Liens on

the Collateral, in protecting, preserving or
enforcing

rights

under

the

Loan

Documents,

and

in

any

event

including

all

costs

and

expenses

of

a

character

which

the

Loan

Parties

have

agreed

to

pay

the

Administrative
Agent under

Section 13.4 (such

funds to

be retained

by the

Administrative Agent

for its
own account unless

it has previously

been reimbursed for

such costs and expenses

by the
Lenders, in which event such

amounts shall be remitted to

the Lenders to reimburse them
for payments theretofore made to the Administrative Agent);

(b)

second, to

the payment

of any

outstanding interest

and fees

due under

the
Loan Documents to be

allocated pro rata in accordance

with the aggregate unpaid

amounts
owing to each holder thereof;

(c)

third,

to

the

payment

of

principal

on

the

Loans,

unpaid

Reimbursement
Obligations, together

with amounts

to be

held by

the Administrative

Agent as

collateral
security

for

any

outstanding

L/C Obligations

pursuant

to

Section 9.4

(until

the
Administrative Agent is holding an amount of cash equal to 105% of the then outstanding amount of all such L/C Obligations), and Hedging

Liability, the aggregate amount paid to,
or held

as collateral

security for,

the Lenders

and L/C Issuer

and, in

the case

of Hedging
Liability,

their Affiliates to

be allocated pro

rata in accordance

with the aggregate

unpaid
amounts owing to each holder thereof;

(d)

fourth, to the payment of all other unpaid Secured

Obligations and all other
indebtedness, obligations,

and liabilities

of the

Borrower and

its Subsidiaries

secured by
the

Loan

Documents

(including,

without

limitation,

Bank

Product

Obligations)

to

be
allocated pro rata

in accordance with the

aggregate unpaid amounts

owing to each

holder
thereof; and

(e)

finally, to the Borrower or whoever else may be lawfully entitled thereto.
S
ECTION

10.

T
HE
A
DMINISTRATIVE
A
GENT
.

Section 10.1.

Appointment and Authority
.

Each of the Lenders and the L/C Issuers hereby
irrevocably

appoints

BMO

Harris

Bank

N.A.
to

act

on

its

behalf

as

the

Administrative

Agent
hereunder and under

the other Loan

Documents and authorizes

the Administrative Agent

to take
such actions on

its behalf

and to exercise

such powers as

are delegated to

the Administrative

Agent
by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

The provisions of

this Section 10 are

solely for the

benefit of the

Administrative Agent,
the Lenders

and the

L/C Issuers,

and neither

the Borrower

nor any

other Loan

Party shall

have
rights as a

third-party beneficiary of

any of such

provisions.

It is understood

and agreed that

the
use of

the term

“agent” herein

or in

any other

Loan Documents

(or any

other similar

term) with
reference to the Administrative

Agent is not intended

to connote any fiduciary

or other implied (or
express)

obligations

arising

under

agency

doctrine

of

any

applicable

law.

Instead

such

term

is
used

as

a

matter

of

market

custom,

and

is

intended

to

create

or

reflect

only

an

administrative
relationship between contracting parties.

Section 10.2.

Rights

as

a

Lender
.

The

Person

serving

as

the

Administrative

Agent
hereunder shall

have the

same rights

and powers

in its

capacity as

a Lender

as any

other Lender
and may exercise the same as though

it were not the Administrative Agent, and

the term “Lender”

or “Lenders” shall, unless otherwise

expressly indicated or unless the

context otherwise requires,
include the Person serving as the Administrative

Agent hereunder in its individual capacity.

Such
Person and

its Affiliates

may accept

deposits from,

lend money

to, own

securities of,

act as

the
financial advisor

or in

any other

advisory capacity

for, and generally

engage in

any kind

of business
with,

the

Borrower

or

any

Subsidiary

or

other

Affiliate

thereof

as

if

such

Person

were

not

the
Administrative Agent hereunder and without any duty to account therefor to the Lenders.
Section 10.3.

Action

by

Administrative

Agent;

Exculpatory

Provisions
.

(a) The
Administrative

Agent

shall

not

have

any

duties

or

obligations

except

those

expressly

set

forth
herein and in

the other Loan

Documents, and its

duties hereunder shall

be administrative in

nature.

Without limiting the generality of the

foregoing, the Administrative Agent and its

Related Parties:

(i)

shall not

be subject

to any

fiduciary or

other implied

duties, regardless

of
whether a Default has occurred and is continuing;

(ii)

shall

not

have

any

duty

to

take

any

discretionary

action

or

exercise

any
discretionary

powers,

except

discretionary

rights

and

powers

expressly

contemplated
hereby

or

by

the

other

Loan

Documents

that

the

Administrative

Agent

is

required

to
exercise as

directed in

writing by

the Required

Lenders (or

such other

number or

percentage
of the Lenders as shall be

expressly provided for herein or in

the other Loan Documents),
provided

that the Administrative Agent shall

not be required to take

any action that, in its
opinion or the opinion

of its counsel, may

expose the Administrative Agent

to liability or
that is

contrary to

any Loan

Document or

applicable law,

including for

the avoidance

of
doubt any

action that

may be

in violation

of the

automatic stay

under any

Debtor Relief
Law or that

may effect a forfeiture,

modification or termination

of property of

a Defaulting
Lender in violation of any Debtor Relief

Law.

The Administrative Agent shall in all cases
be fully justified in failing or refusing to act hereunder or under any other Loan Document
unless it first

receives any further

assurances of its

indemnification from the

Lenders that
it may

require, including

prepayment of

any related

expenses and

any other

protection it
requires against

any and

all costs,

expense, and

liability which

may be

incurred by

it by
reason of taking or continuing to take any such action; and

(iii)

shall

not,

except

as

expressly

set

forth

herein

and

in

the

other

Loan
Documents,

have

any

duty

or

responsibility

to

disclose,

and

shall

not

be

liable

for

the
failure to disclose,

any information relating

to any Loan

Party or any

of its Affiliates

that
is communicated to or obtained

by the Person serving as the

Administrative Agent or any
of its Affiliates in any capacity.

(b)

Neither the Administrative Agent

nor any of its

Related Parties shall be

liable for any
action taken or not taken by

the Administrative Agent under or

in connection with this Agreement
or

any

other

Loan

Document

or

the

transactions

contemplated

hereby

or

thereby

(i) with

the
consent

or

at

the

request

of

the

Required

Lenders

(or

such

other

number

or

percentage

of

the
Lenders as shall be

necessary,

or as the Administrative

Agent shall believe in

good faith shall

be
necessary,

under the

circumstances as

provided in

Sections 9.2, 9.3,

9.4, 9.5

and 13.3),

or (ii) in
the

absence

of

its

own

gross

negligence

or

willful

misconduct

as

determined

by

a

court

of
competent jurisdiction by final

and nonappealable judgment.

Any such action taken

or failure to

act pursuant to the foregoing

shall be binding on all

Lenders.

The Administrative Agent shall

be
deemed not

to have

knowledge of

any Default

unless and

until notice

describing such Default

is
given to the Administrative Agent in writing by the Borrower, a Lender, or the L/C Issuer.

(c)

Neither the Administrative

Agent nor any

of its Related

Parties shall be

responsible
for or have any

duty or obligation

to any Lender or

L/C Issuer or

participant or any other

Person
to ascertain or inquire into (i)

any statement, warranty or representation

made in or in connection
with

this

Agreement

or

any

other

Loan

Document,

(ii) the

contents

of

any

certificate,

report or
other document delivered hereunder or thereunder or

in connection herewith or therewith, (iii) the
performance or

observance of

any of

the covenants,

agreements or

other terms

or conditions

set
forth

herein

or

therein

or

the

occurrence

of

any

Default,

(iv) the

validity,

enforceability,
effectiveness or genuineness

of this

Agreement, any

other Loan

Document or

any other

agreement,
instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or sufficiency of any Collateral, or (vi) the satisfaction of any condition

set forth in

Section 7.1 or 7.2

or elsewhere herein,

other than to

confirm receipt
of items expressly required to be delivered to the Administrative Agent.

Section 10.4.

Reliance

by

Administrative

Agent
.

The

Administrative

Agent

shall

be
entitled to

rely upon,

and shall

be fully

protected in

relying and

shall not

incur any

liability for
relying

upon,

any

notice,

request,

certificate,

communication,

consent,

statement,

instrument,
document or other writing (including any

electronic message, Internet or intranet website posting
or

other

distribution)

believed

by

it

to

be

genuine

and

to

have

been

signed,

sent

or

otherwise
authenticated by the proper Person.

The Administrative Agent also may rely

upon any statement
made to it orally or

by telephone and believed by

it to have been made

by the proper Person, and
shall

be

fully

protected

in

relying

and

shall

not

incur

any

liability

for

relying

thereon.

In
determining compliance

with any

condition hereunder

to the

making of

a Loan,

or the

issuance,
extension,

renewal

or

increase

of

a

Letter

of

Credit,

that

by

its

terms

must

be

fulfilled

to

the
satisfaction

of

a

Lender

or

an

L/C

Issuer,

the

Administrative

Agent

may

presume

that

such
condition is satisfactory to

such Lender or L/C Issuer

unless the Administrative Agent shall

have
received notice to

the contrary from

such Lender or

L/C Issuer prior

to the making

of such Loan
or the issuance

of such Letter of

Credit.

The Administrative Agent

may consult with legal

counsel
(who may be counsel for the

Loan Parties), independent accountants and

other experts selected by
it, and shall

not be liable

for any action

taken or not

taken by it

in accordance with

the advice of
any such counsel, accountants or experts.

Section 10.5.

Delegation of Duties
.

The Administrative Agent may perform any and all

of
its duties

and exercise

its rights

and powers

hereunder or

under any

other Loan

Document by

or
through any one or more sub-agents

appointed by the Administrative Agent.

The Administrative
Agent and

any such

sub-agent may

perform any

and all

of its

duties and

exercise

its rights

and
powers by or through their respective Related Parties.

The exculpatory provisions of this Section
shall apply to any such

sub-agent and to the

Related Parties of the

Administrative Agent and any
such sub-agent, and shall apply to their respective activities in connection with the syndication of
the

Revolving

Facility

and

any

Incremental

Term

Loans

as

well

as

activities

as

Administrative
Agent.

The Administrative Agent

shall not be

responsible for the

negligence or misconduct

of any
sub-agents

except

to

the

extent

that

a

court

of

competent

jurisdiction

determines

in

a

final

and

nonappealable

judgment

that

the

Administrative

Agent

acted

with

gross

negligence

or

willful
misconduct in the selection of such sub-agents.

Section 10.6.

Resignation of

Administrative Agent
.

(a) The Administrative

Agent may

at
any time

give notice

of its

resignation to

the Lenders,

the L/C

Issuers and

the Borrower.

Upon
receipt of any

such notice of

resignation, the Required

Lenders shall have

the right, in

consultation
with the Borrower, to

appoint a successor, which

shall be a

bank with

an office in

the United

States
of America, or an Affiliate of any such bank with an office in the United States of America.

If no
such successor shall

have been so

appointed by the

Required Lenders and

shall have accepted

such
appointment

within

thirty (30)

days

after

the

retiring

Administrative

Agent

gives

notice

of

its
resignation

(or

such

earlier

day

as

shall

be

agreed

by

the

Required

Lenders)

(the
“Resignation
Effective Date”
), then

the retiring

Administrative Agent

may (but

shall not

be obligated

to), on
behalf of the Lenders

and the L/C Issuers,

appoint a successor Administrative

Agent meeting the
qualifications set

forth above.

Whether or

not a

successor has

been appointed,

such resignation
shall become effective in accordance with such notice on the Resignation Effective Date.

(b)

With effect from

the Resignation

Effective Date, (i)

the retiring

Administrative Agent
shall be

discharged from

its duties

and obligations

hereunder and

under the

other Loan

Documents,
and (ii) except for

any indemnity payments

owed to the

retiring or removed

Administrative Agent,
all

payments,

communications

and

determinations

provided

to

be

made

by,

to

or

through

the
Administrative Agent

shall instead

be made

by or

to each

Lender and

L/C Issuer

directly,

until
such time, if any,

as the Required Lenders

appoint a successor Administrative

Agent as provided
for

above.
If

on

the

Resignation Effective

Date no

successor

has

been appointed

and accepted
such appointment, the

Administrative Agent’s rights in

the Collateral

Documents shall

be assigned
without representation, recourse

or warranty to

the Lenders and

L/C Issuer as their

interests may
appear.

Upon the

acceptance of

a successor’s

appointment as

Administrative Agent

hereunder,
such successor

shall succeed

to and

become vested

with all

of the

rights, powers,

privileges and
duties of the retiring

Administrative Agent (other than any

rights to indemnity payments or

other
amounts owed

to the

retiring Administrative

Agent), and

the retiring

Administrative Agent shall
be discharged from all of its

duties and obligations hereunder or

under the other Loan Documents.

The fees payable by the Borrower to a successor Administrative Agent shall be the same as those
payable

to

its

predecessor

unless

otherwise

agreed

between

the

Borrower

and

such

successor.

After

the

retiring

Administrative

Agent’s

resignation

hereunder

and

under

the

other

Loan
Documents,

the

provisions

of

this

Section 10

and

Section 13.4

shall

continue

in

effect

for

the
benefit of

such retiring

Administrative Agent,

its sub-agents

and their

respective Related

Parties
in

respect

of

any

actions

taken

or

omitted

to

be

taken

by

any

of

them

while

the

retiring
Administrative Agent was acting as Administrative Agent.

Section 10.7.

Non-Reliance on Administrative Agent and

Other Lenders
.

Each Lender and
L/C Issuer acknowledges that it

has, independently and without reliance

upon the Administrative
Agent

or

any

other

Lender

or

any

of

their

Related

Parties

and

based

on

such

documents

and
information as it

has deemed appropriate,

made its own

credit analysis and

decision to enter

into
this Agreement.

Each Lender

and L/C

Issuer also

acknowledges that

it will,

independently and
without reliance upon

the Administrative Agent

or any other

Lender or any

of their Related

Parties
and

based

on

such

documents

and

information

as

it

shall

from

time

to

time

deem

appropriate,
continue

to

make

its

own

decisions

in

taking

or

not

taking

action

under

or

based

upon

this

Agreement,

any

other

Loan

Document

or

any

related

agreement

or

any

document

furnished
hereunder or thereunder.
Upon

a

Lender’s

written

request,

the

Administrative

Agent

agrees

to

forward

to

such
Lender, when complete, copies of any field audit, examination, or appraisal report prepared by or
for

the

Administrative

Agent

with

respect

to

the

Borrower

or

any

Loan

Party

or

the

Collateral
(herein, “Reports”
).

Each Lender

hereby agrees

that (a) it

has requested

a copy

of each

Report
prepared by or on

behalf of the Administrative Agent;

(b) the Administrative Agent (i)

makes no
representation or warranty,

express or implied,

as to the

completeness or accuracy

of any Report
or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii)

shall not be liable for

any information contained in any

Report; (c) the Reports
are

not

comprehensive

audits

or

examinations,

and

that

any

Person

performing

any

field
examination

will

inspect

only

specific

information

regarding

the

Borrower

and

the

other

Loan
Parties

and

will

rely

significantly

upon

the

books

and

records

of

Borrower

and

the

other

Loan
Parties, as well as on representations of

personnel of the Borrower and the other

Loan Parties, and
that

the

Administrative

Agent

undertakes

no

obligation

to

update,

correct

or

supplement

the
Reports; (d)

it will

keep all

Reports confidential

and strictly

for its

internal use,

not share

the Report
with any other Person

except as otherwise permitted

pursuant to this Agreement;

and (e) without
limiting the generality of any other indemnification provision contained in this Agreement, it will pay and

protect,

and indemnify,

defend, and

hold the

Administrative

Agent and

any such

other
Person preparing a Report

harmless from and against,

the claims, actions, proceedings,

damages,
costs, expenses, and

other amounts (including

reasonable attorney fees)

incurred by as

the direct
or

indirect

result

of

any

third

parties

who

might

obtain

all

or

part

of

any

Report

through

the
indemnifying Lender.
Section 10.8.

L/C Issuer

and Swingline Lender.

The L/C Issuer shall

act on behalf

of the
Lenders with respect to any Letters of Credit issued by it and the documents associated therewith,
and the Swingline

Lender shall act

on behalf of

the Lenders with

respect to the

Swingline Loans
made hereunder.

The L/C Issuer and the Swingline Lender shall each have all of the benefits and immunities

(i) provided

to

the

Administrative

Agent

in

this

Section 10

with

respect

to

any

acts
taken or omissions suffered

by the L/C Issuer in

connection with Letters of

Credit issued by it

or
proposed

to

be

issued

by

it

and

the

Applications

pertaining

to

such

Letters

of

Credit

or

by

the
Swingline Lender in

connection with Swingline

Loans made or

to be made

hereunder as fully

as
if

the

term

“Administrative

Agent”,

as

used

in

this

Section 10,

included

the

L/C Issuer

and

the
Swingline Lender

with respect

to such

acts or

omissions and

(ii) as additionally

provided in

this
Agreement with

respect to

such L/C Issuer

or Swingline

Lender,

as applicable.

Any resignation
by the

Person then

acting as

Administrative Agent

pursuant to

Section 10.6 shall

also constitute
its resignation

or the

resignation of

its Affiliate

as L/C

Issuer and

Swingline Lender

except as

it
may otherwise

agree.

If such

Person then

acting as

L/C Issuer

so resigns,

it shall

retain all

the
rights, powers,

privileges and

duties of

the L/C

Issuer hereunder

with respect

to all

Letters of

Credit
outstanding as

of the

effective date

of its

resignation as

L/C Issuer

and all

L/C Obligations

with
respect thereto, including

the right to

require the Lenders

to make Loans

or fund risk

participations
in Reimbursement

Obligations pursuant

to Section 2.3.

If such

Person then

acting as

Swingline
Lender resigns,

it shall

retain all

the rights

of the

Swingline Lender

provided for

hereunder with
respect to Swingline Loans made

by it and outstanding

as of the effective date

of such resignation,
including the right to require the Lenders to make Loans

or fund risk participations in outstanding

Swingline Loans

pursuant to

Section 2.2(b).

Upon the

appointment by

the Borrower

of a

successor
L/C Issuer

or Swingline

Lender hereunder

(which successor

shall in

all cases

be a

Lender other
than a

Defaulting Lender),

(i) such successor

shall succeed

to and

become vested

with all

of the
rights, powers, privileges and duties of

the retiring L/C Issuer or Swingline

Lender, as applicable
(other than

any rights

to indemnity

payments or

other amounts

that remain

owing to

the retiring
L/C Issuer

or Swingline

Lender), and

(ii) the retiring

L/C Issuer

and Swingline

Lender shall

be
discharged from

all of

their respective

duties and

obligations hereunder

or under

the other

Loan
Documents other than

with respect to

its outstanding Letters

of Credit and

Swingline Loans, and
(iii) upon

the request

of the

resigning L/C

Issuer,

the

successor L/C

Issuer shall

issue

letters

of
credit in substitution for the Letters of Credit,

if any, outstanding at the time of such succession or
make

other

arrangements

satisfactory

to

the

resigning

L/C

Issuer

to

effectively

assume

the
obligations of the resigning L/C Issuer with respect to such Letters of Credit.
Section 10.9.

Hedging

Liability

and

Bank Product

Obligations
.

By virtue

of

a

Lender’s
execution of this

Agreement or an

assignment agreement pursuant

to Section 13.2, as

the case may
be, any Affiliate of such

Lender with whom the

Borrower or any other

Loan Party has entered

into
an agreement

creating Hedging

Liability or

Bank Product Obligations

shall be

deemed a

Lender
party

hereto

for

purposes

of

any

reference

in

a

Loan

Document

to

the

parties

for

whom

the
Administrative Agent is acting, it being understood and agreed that the rights and benefits of such
Affiliate

under

the

Loan

Documents

consist

exclusively

of

such

Affiliate’s

right

to

share

in
payments and

collections out

of the

Collateral and

the Guaranty

Agreements as

more fully

set forth
in

Section 9.5.

Without

limiting

the

generality

of

the

foregoing,

(i)

each

such

Affiliate

of

any
Lender that has entered

into an agreement

creating Hedging Liability or

Bank Product Obligations
shall, for the avoidance of doubt,

be deemed to have agreed to

the provisions of Section 10.15 and
(ii) no

such Affiliate

of any

Lender shall

have any

right to

notice of

any action

or to

consent to,
direct or object to

any action hereunder or

under any other Loan

Document or otherwise in

respect
of the

Collateral (including

the release

or impairment

of any

Collateral). In

connection with

any
such

distribution

of

payments

and

collections,

or

any

request

for

the

release

of

the

Guaranty
Agreements

and

the

Administrative

Agent’s

Liens

in

connection

with

the

termination

of

the
Commitments

and

the

payment

in

full

of

the

Obligations,

the

Administrative

Agent

shall

be
entitled

to

assume

no

amounts

are

due

to

any

Lender

or

its

Affiliate

with

respect

to

Hedging
Liability or

Bank Product

Obligations unless

such Lender

has notified

the Administrative

Agent
in writing of the amount

of any such liability owed

to it or its Affiliate prior

to such distribution or
payment or release of Guaranty Agreements and Liens.
Section 10.10.

Designation of Additional Agents
.

The Administrative Agent shall

have the
continuing right, for purposes hereof, at

any time and from time to

time to designate one or more
of

the

Lenders

(and/or

its

or

their

Affiliates)

as

“syndication

agents,”

“documentation

agents,”
“book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall

have no

substantive effect,

and such

Lenders and

their Affiliates

shall have

no
additional powers, duties or responsibilities as a result thereof.
Section 10.11.

Authorization to Enter into,

and Enforcement

of, the Collateral Documents;
Possession of Collateral
.

The Administrative Agent

is hereby irrevocably

authorized by each

of
the Lenders and the L/C Issuer to execute and deliver the Collateral Documents on behalf of each of the

Lenders, the

L/C Issuer, and

their Affiliates

and to

take such

action and

exercise such

powers

under the Collateral

Documents as the

Administrative Agent considers

appropriate;
provided

the
Administrative Agent shall not

amend the Collateral Documents

unless such amendment is

agreed
to

in

writing

by

the

Required

Lenders.

Upon

the

occurrence

of

an

Event

of

Default,

the
Administrative Agent

shall take

such action

to enforce

its Lien

on the

Collateral and to

preserve
and

protect

the

Collateral

as

may

be

directed

by

the

Required

Lenders.

Unless

and

until

the
Required Lenders

give such

direction, the

Administrative Agent

may (but

shall not

be obligated
to) take

or refrain

from taking

such actions

as it

deems appropriate

and in the

best interest

of all
the Lenders and L/C Issuer.

Each Lender and L/C Issuer acknowledges and

agrees that it will be
bound by the

terms and conditions

of the Collateral

Documents upon the

execution and delivery
thereof

by the

Administrative Agent.

The Administrative

Agent shall

not be

responsible for

or
have

a

duty

to

ascertain

or

inquire

into

any

representation

or

warranty

regarding

the

existence,
value or collectability of the Collateral, the existence,

priority or perfection of the Administrative
Agent’s

Lien thereon, or any

certificate prepared by any

Loan Party in connection

therewith, nor
shall

the

Administrative

Agent

be

responsible

or

liable

to

the

Lenders,

the

L/C

Issuer

or

their
Affiliates for

any failure

to monitor

or maintain

any portion

of the

Collateral.

The Lenders

and
L/C Issuer

hereby irrevocably

authorize (and

each of

their Affiliates

holding any

Bank Product
Obligations

and

Hedging

Liability

entitled

to

the

benefits

of

the

Collateral

shall

be

deemed

to
authorize) the Administrative Agent, based

upon the instruction of the

Required Lenders, to credit
bid and purchase (either directly or through

one or more acquisition vehicles) all or

any portion of
the Collateral

at any

sale thereof conducted

by the Administrative

Agent (or any

security trustee
therefore) under the provisions of

the Uniform Commercial Code, including

pursuant to Sections
9-610

or

9-620

of

the

Uniform

Commercial

Code,

at

any

sale

thereof

conducted

under

the
provisions

of

the

United

States

Bankruptcy

Code,

including

Section

363

of

the

United

States
Bankruptcy

Code,

or

at

any

sale

or

foreclosure

conducted

by

the

Administrative

Agent

or

any
security trustee therefore

(whether by judicial

action or otherwise)

in accordance with applicable
law.

Except

as

otherwise

specifically

provided

for

herein,

no

Lender,

L/C

Issuer,

or

their
Affiliates, other than the Administrative

Agent, shall have the right to

institute any suit, action or
proceeding in

equity or

at law

for the

foreclosure or

other realization

upon any

Collateral or

for
the execution of any trust

or power in respect of

the Collateral or for the

appointment of a receiver
or for the

enforcement of any

other remedy under

the Collateral Documents;

it being understood
and intended

that no

one or

more of

the Lenders

or L/C

Issuer or

their Affiliates

shall have

any
right in any

manner whatsoever to

affect, disturb or

prejudice the Lien

of the

Administrative Agent
(or any security

trustee therefor) under

the Collateral Documents

by its or

their action or

to enforce
any

right

thereunder,

and

that

all

proceedings

at

law

or

in

equity

shall

be

instituted,

had,

and
maintained by the Administrative Agent (or its security

trustee) in the manner provided for in the
relevant Collateral Documents

for the benefit

of the Lenders, the

L/C Issuer, and

their Affiliates.

Each

Lender

and

L/C

Issuer

is

hereby

appointed

agent

for

the

purpose

of

perfecting

the
Administrative

Agent’s

security

interest

in

assets

which,

in

accordance

with

Article 9

of

the
Uniform Commercial Code or

other applicable law can

be perfected only by

possession.

Should
any

Lender

or

L/C

Issuer

(other

than

the

Administrative

Agent)

obtain

possession

of

any
Collateral, such Lender or L/C

Issuer shall notify the Administrative

Agent thereof, and, promptly
upon

the

Administrative

Agent’s

request

therefor

shall

deliver

such

Collateral

to

the
Administrative Agent or in accordance with the Administrative Agent’s instructions.

Section 10.12.

Authorization

to

Release,

Limit

or

Subordinate

Liens

or

to

Release
Guaranties.

The Administrative Agent

is hereby irrevocably

authorized by each

of the Lenders,

the

L/C Issuer,

and

their

Affiliates

to

(a) release

any

Lien

covering

any

Collateral

that

is

sold,
transferred,

or

otherwise

disposed

of

in

accordance

with

the

terms

and

conditions

of

this
Agreement

and

the

relevant

Collateral

Documents

(including

a

sale,

transfer,

or

disposition
permitted by

the terms

of Section 8.10

or which

has otherwise

been consented

to in

accordance
with Section 13.3), (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase

money indebtedness

or under

a Capital

Lease to

the extent

such purchase

money
indebtedness or

Capitalized Lease

Obligation, and

the Lien

securing the

same, are

permitted by
Sections 8.7(b)

and

8.8(d),

(c) reduce

or

limit

the

amount

of

the

indebtedness

secured

by

any
particular item

of Collateral

to an

amount not

less than

the estimated

value thereof

to the

extent
necessary to

reduce mortgage

registry,

filing and

similar tax,

(d) release Liens

on the

Collateral
following

termination

or

expiration

of

the

Commitments

and

payment

in

full

in

cash

of

the
Obligations (other than contingent

indemnification obligations) and the

expiration or termination
of

all

Letters

of

Credit

(other

than

Letters

of

Credit

that

have

been

Cash

Collateralized

to

the
satisfaction

of

the

Administrative

Agent

and

relevant

L/C

Issuer)

and,

if

then

due,

Hedging
Liability and

Bank Product

Obligations, and

(e) release any

Subsidiary from

its obligations

as a
Guarantor if such Person ceases to be a Subsidiary as a result of a transaction permitted under the
Loan Documents.

Upon the

Administrative Agent’s

request, the

Required Lenders

will confirm
in writing

the Administrative

Agent’s

authority to release

or subordinate its

interest in particular
types or items

of Property or

to release any

Person form its

obligations as a

Guarantor under the
Loan Documents.
Section 10.13.

Authorization of Administrative Agent to

File Proofs of Claim.

In case of the
pendency of any

proceeding under any

Debtor Relief Law

or any other

judicial proceeding relative
to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or
L/C Obligation shall

then be due

and payable as

herein expressed

or by declaration

or otherwise
and

irrespective

of

whether

the

Administrative

Agent

shall

have

made

any

demand

on

the
Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for

the whole amount of the principal and

interest
owing and unpaid

in respect

of the Loans,

L/C Obligations

and all

other Obligations that
are owing

and unpaid and

to file

such other documents

as may be

necessary or advisable
in

order

to

have

the

claims

of

Lenders,

the

L/C

Issuer

and

the

Administrative

Agent
(including

any

claim

for

the

reasonable

compensation,

expenses,

disbursements

and
advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents

and

counsel

and

all

other

amounts

due

the

Lenders,

the

L/C

Issuer

and

the
Administrative

Agent

under

the

Loan

Documents

including,

but

not

limited

to,
Sections 3.1, 4.4, 4.5, and 13.4) allowed in such judicial proceeding; and

(b)

to collect

and receive

any monies

or other

property payable

or deliverable
on any such claims and to distribute the same;
and any

custodian, receiver,

assignee, trustee,

liquidator,

sequestrator or

other similar

official in
any such

judicial proceeding

is hereby

authorized by

each Lender

and L/C

Issuer to

make such
payments to

the Administrative

Agent and,

in the

event that

the Administrative

Agent shall

consent
to

the

making

of

such

payments

directly

to

the

Lenders

and

the

L/C

Issuer,

to

pay

to

the
Administrative Agent any amount due for the

reasonable compensation, expenses, disbursements

and advances of the Administrative Agent and its

agents and counsel, and any other amounts

due
the Administrative Agent under Sections 3.1 and 13.4.

Nothing contained herein shall be deemed
to authorize

the Administrative

Agent to

authorize or

consent to

or accept

or adopt

on behalf

of
any

Lender

or

L/C

Issuer

any

plan

of

reorganization,

arrangement,

adjustment

or

composition
affecting

the

Obligations

or

the

rights

of

any

Lender

or

L/C

Issuer

or

to

authorize

the
Administrative

Agent

to

vote

in

respect

of

the

claim

of

any

Lender

or

L/C

Issuer

in

any

such
proceeding.

Section 10.14.

Certain ERISA Matters.

(a)

Each Lender (x) represents

and warrants, as of
the

date

such

Person

became

a

Lender

party

hereto,

to,

and

(y)

covenants,

from

the

date

such
Person became a Lender party

hereto to the date such

Person ceases being a Lender

party hereto,
for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of any

Borrower or any other Loan Party,

that at least one of the following

is
and will be true:

(i)

such Lender is not

using “plan assets” (within

the meaning of Section

3(42)
of

ERISA

or

otherwise)

of

one

or

more

Benefit

Plans

with

respect

to

such

Lender’s
entrance into, participation in, administration of and performance of the Loans, the Letters
of Credit, the Commitments or this Agreement;

(ii)

the transaction

exemption set

forth in one

or more

PTEs, such

as PTE

84-
14

(a

class

exemption

for

certain

transactions

determined

by

independent

qualified
professional

asset

managers),

PTE

95-60

(a

class

exemption

for

certain

transactions
involving insurance

company general accounts),

PTE 90-1 (a

class exemption

for certain
transactions involving

insurance company

pooled separate

accounts), PTE

91-38 (a

class
exemption for certain transactions involving bank

collective investment funds) or PTE 96-
23 (a class

exemption for certain

transactions determined by

in-house asset managers),

is
applicable with

respect to

such Lender’s

entrance into,

participation in,

administration of
and performance

of the

Loans, the

Letters of

Credit, the

Commitments and

this Agreement;
or

(iii)

(A)

such

Lender

is

an

investment

fund

managed

by

a

“Qualified
Professional

Asset

Manager”

(within

the

meaning

of

Part

VI

of

PTE

84-14),

(B)

such
Qualified

Professional

Asset

Manager

made

the

investment

decision

on

behalf

of

such
Lender to enter

into, participate in,

administer and

perform the Loans,

the Letters of

Credit,
the

Commitments

and

this

Agreement,

(C)

the

entrance

into,

participation

in,
administration of

and performance

of the

Loans, the

Letters of

Credit, the

Commitments
and this

Agreement satisfies

the requirements

of sub-sections

(b) through

(g) of

Part I

of
PTE 84-14 and (D)

to the best knowledge

of such Lender,

the requirements of subsection
(a)

of

Part

I

of

PTE

84-14

are

satisfied

with

respect

to

such

Lender’s

entrance

into,
participation in, administration of and performance of the Loans, the Letters of Credit, the
Commitments and this Agreement; or

(iv)

such

other

representation,

warranty

and

covenant

as

may

be

agreed

in
writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)

In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a)

is
true with

respect to

a Lender

or (2)

a Lender

has provided

another representation,

warranty and
covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents

and warrants, as

of the

date such Person

became a Lender

party hereto, to,
and (y) covenants,

from the date

such Person became

a Lender party

hereto to the

date such Person
ceases being

a Lender

party hereto,

for the

benefit of,

the Administrative

Agent and

not, for

the
avoidance

of

doubt,

to

or

for

the

benefit

of

any

Borrower

or

any

other

Loan

Party,

that

the
Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such
Lender’s

entrance

into,

participation

in,

administration

of

and

performance

of

the

Loans,

the
Letters

of

Credit,

the

Commitments

and

this

Agreement

(including

in

connection

with

the
reservation or exercise of any rights by

the Administrative Agent under this Agreement, any

Loan
Document or any documents related hereto or thereto).

Section 10.15.

Recovery of Erroneous Payments
.

Notwithstanding anything to the contrary
in

this

Agreement, if

at any

time

the Administrative

Agent

determines (in

its

sole

and absolute
discretion) that

it has

made a

payment hereunder

in error

to any

Lender, L/C Issuer

or other

secured
party hereunder,

whether or

not in

respect of

an Obligation

due and

owing by

the Borrowers

at
such time,

where such

payment is

a Rescindable

Amount, then

in any

such event,

each such

Person
receiving a Rescindable

Amount severally agrees

to repay to

the Administrative Agent

forthwith
on demand

the Rescindable

Amount received

by such

Person in

immediately available

funds in
the

currency

so

received,

with

interest

thereon,

for

each

day

from

and

including

the

date

such
Rescindable Amount is received

by it to but

excluding the date of payment

to the Administrative
Agent, at the greater of

the Federal Funds Rate and

a rate determined by the

Administrative Agent
in

accordance

with

banking

industry

rules

on

interbank

compensation.

Each

Lender,

each

L/C
Issuer and each other secured

party hereunder irrevocably waives any

and all defenses, including
any “discharge

for value”

(under which

a creditor

might otherwise

claim a

right to

retain funds
mistakenly

paid

by

a

third

party

in

respect

of

a

debt

owed

by

another),

“good

consideration”,
“change of

position” or

similar defenses

(whether at

law or

in equity)

to its

obligation to

return
any Rescindable

Amount.

The Administrative

Agent shall

inform each

Lender, L/C Issuer

or other
secured party hereunder that received a Rescindable Amount promptly upon determining that any payment

made

to

such

Person

comprised,

in

whole

or

in

part,

a

Rescindable

Amount.

Each
Person’s obligations, agreements

and waivers

under this

Section 10.16

shall survive

the resignation
or

replacement

of

the

Administrative

Agent,

any

transfer

of

rights

or

obligations

by,

or

the
replacement of, a

Lender or

L/C Issuer, the

termination of the

Commitments and/or the

repayment,
satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
S
ECTION

11.

T
HE
G
UARANTEES
.
Section 11.1.

The Guarantees
.

To induce the Lenders and

L/C Issuer to provide

the credits
described herein and in consideration of benefits expected to accrue to the Borrower by reason of
the

Commitments

and

for

other

good

and

valuable

consideration,

receipt

of

which

is

hereby
acknowledged,

each

Wholly-owned

Subsidiary

party

hereto

(including

any

Wholly-owned
Subsidiary executing

an Additional

Guarantor Supplement

in the

form attached

hereto as

Exhibit F
or such

other form

acceptable to

the Administrative

Agent) and

the Borrower

(as to

the Secured
Obligations of another Loan Party) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative

Agent, the Lenders, and

the L/C Issuer and their

Affiliates, the due

and punctual payment of all present and future Secured Obligations, including, but not limited to, the

due

and

punctual

payment

of

principal

of

and

interest

on

the

Loans,

the

Reimbursement
Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by the

Borrower

under

the

Loan

Documents

and

the

due

and

punctual

payment

of

all

Hedging
Liability and Bank Product Obligations, in each case as and when the same shall become due and payable, whether

at stated

maturity,

by acceleration,

or otherwise,

according to

the terms

hereof
and

thereof

(including

all

interest,

costs,

fees,

and

charges

after

the

entry

of

an

order

for

relief
against the Borrower or such

other obligor in a

case under the United

States Bankruptcy Code or
any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed
claim against the Borrower or any such obligor in any such proceeding); provided, however,

that,
with respect to

any Guarantor,

Hedging Liability guaranteed

by such Guarantor

shall exclude all
Excluded Swap Obligations.

In case of failure by the Borrower

or other obligor punctually to pay
any

Secured

Obligations

guaranteed

hereby,

each

Guarantor

hereby

unconditionally

agrees

to
make such payment

or to cause

such payment to

be made punctually

as and when the

same shall
become due and payable, whether at stated

maturity, by

acceleration, or otherwise, and as if such
payment

were

made

by

the

Borrower

or

such

obligor.

Only

direct

and

indirect

Wholly-owned
Subsidiaries of

the Borrower

that are

Domestic Subsidiaries

shall be

required to

be a

Guarantor
and bound by the guaranty provisions of this Section 11.

Section 11.2.

Guarantee

Unconditional
.

The

obligations

of

each

Guarantor

under

this
Section 11

shall

be

unconditional

and

absolute

and,

without

limiting

the

generality

of

the
foregoing, shall not be released, discharged, or otherwise affected by:

(a)

any

extension,

renewal,

settlement,

compromise,

waiver,

or

release

in
respect of any

obligation of any

Loan Party or

other obligor or

of any other

guarantor under
this Agreement or any other Loan Document or by operation of law or otherwise;

(b)

any modification or amendment of or supplement to this Agreement or any other

Loan

Document

or

any

agreement

relating

to

Hedging

Liability

or

Bank

Product
Obligations;

(c)

any

change

in

the

corporate

existence,

structure,

or

ownership

of,

or

any
insolvency,

bankruptcy,

reorganization,

or

other

similar

proceeding

affecting,

any

Loan
Party or

other obligor, any

other guarantor, or

any of

their respective

assets, or

any resulting
release or

discharge of

any obligation

of any

Loan Party

or other

obligor or

of any

other
guarantor contained in any Loan Document;

(d)

the existence of any claim, set-off,

or other rights which any Loan Party or
other

obligor

or

any

other

guarantor

may

have

at

any

time

against

the

Administrative
Agent, any

Lender, the L/C Issuer

or any

other Person,

whether or

not arising

in connection
herewith;

(e)

any

failure

to

assert,

or

any

assertion

of,

any

claim

or

demand

or

any
exercise of,

or failure

to exercise,

any rights

or remedies

against any

Loan Party

or other
obligor, any other guarantor, or any

other Person or Property;

(f)

any application of any sums by whomsoever paid or howsoever

realized to
any obligation

of any

Loan Party

or other

obligor,

regardless of

what obligations

of any
Loan Party or other obligor remain unpaid;

(g)

any invalidity

or unenforceability

relating to

or against

any Loan

Party or
other obligor or any other guarantor

for any reason of this Agreement

or of any other Loan
Document or any agreement relating to Hedging Liability

or Bank Product Obligations or
any provision

of applicable

law or

regulation purporting

to prohibit

the payment

by any
Loan Party

or other

obligor or

any other

guarantor of

the principal

of or

interest on

any
Loan

or

any

Reimbursement

Obligation

or

any

other

amount

payable

under

the

Loan
Documents or

any agreement

relating to

Hedging Liability

or Bank

Product Obligations;
or

(h)

any other act or omission to act

or delay of any kind by the

Administrative
Agent,

any

Lender,

the

L/C Issuer,

or

any

other

Person

or

any

other

circumstance
whatsoever

that

might,

but

for

the

provisions

of

this

subsection,

constitute

a

legal

or
equitable discharge of the obligations of any Guarantor under this Section 11.
Section 11.3.

Discharge

Only

upon

Payment

in

Full;

Reinstatement

in

Certain
Circumstances
.

Each Guarantor’s obligations under this Section 11 shall remain in full force

and
effect until the Commitments

are terminated, all Letters of

Credit have expired, and

the principal
of and

interest on

the Loans

and all

other amounts

payable by

the Borrower

and the

other Loan
Parties under this

Agreement and all other

Loan Documents and,

if then outstanding and

unpaid,
all Hedging Liability

and Bank Product

Obligations shall have

been paid in

full.

If at any

time any
payment of the principal

of or interest on

any Loan or any

Reimbursement Obligation or any

other
amount payable by

any Loan Party

or other obligor

or any guarantor

under the Loan

Documents
or any agreement relating

to Hedging Liability or

Bank Product Obligations is

rescinded or must
be otherwise restored or

returned upon the insolvency, bankruptcy, or reorganization of such

Loan
Party or

other obligor

or of

any guarantor,

or otherwise,

each Guarantor’s

obligations under

this
Section 11 with

respect to such payment

shall be reinstated at

such time as though

such payment
had become due but had not been made at such time.
Section 11.4.

Subrogation
.

Each Guarantor agrees

it will not

exercise any rights

which it
may acquire

by way

of subrogation

by any

payment made

hereunder,

or otherwise,

until all

the
Secured

Obligations

shall

have

been

paid

in

full

subsequent

to

the

termination

of

all

the
Commitments and expiration

of all Letters of

Credit.

If any amount shall

be paid to a

Guarantor
on account of such subrogation rights

at any time prior to

the later of (x) the payment

in full of the
Secured Obligations

and all

other amounts

payable by

the Loan

Parties hereunder

and the

other
Loan

Documents

and

(y) the

termination

of

the

Commitments

and

expiration

of

all

Letters

of
Credit, such amount shall be

held in trust for the

benefit of the Administrative Agent,

the Lenders,
and the

L/C Issuer (and

their Affiliates)

and shall

forthwith be

paid to

the Administrative

Agent
for the benefit of the Lenders and L/C Issuer

(and their Affiliates) or be credited and applied upon
the

Secured

Obligations,

whether

matured

or

unmatured,

in

accordance

with

the

terms

of

this
Agreement.

Section 11.5.

Subordination
.

Each Guarantor (each referred

to herein as a
“Subordinated
Creditor” ) hereby subordinates the payment of all indebtedness, obligations, and liabilities of the
Borrower

or

other

Loan

Party

owing

to

such

Subordinated

Creditor,

whether

now

existing

or
hereafter arising,

to the

indefeasible payment

in full

in cash

of all

Secured Obligations.

During
the existence of any

Event of Default, subject to

Section 11.4, any

such indebtedness, obligation,
or

liability

of

the

Borrower

or

other

Loan

Party

owing

to

such

Subordinated

Creditor

shall

be
enforced and performance received by such Subordinated Creditor as trustee for the benefit of the
holders

of

the

Secured

Obligations

and

the

proceeds

thereof

shall

be

paid

over

to

the
Administrative

Agent

for

application to

the

Secured

Obligations

(whether

or

not

then due),

but
without reducing or affecting in any manner the liability of such Guarantor under this Section 11.
Section 11.6.

Waivers
.

Each

Guarantor

irrevocably

waives

acceptance

hereof,
presentment, demand, protest, and any notice

not provided for herein, as well

as any requirement
that at

any time any

action be taken

by the Administrative

Agent, any Lender,

the L/C Issuer,

or
any other Person

against the Borrower

or any other

Loan Party or

other obligor, another guarantor,
or any other Person.

Section 11.7.

Limit on Recovery
.

Notwithstanding any other provision hereof, the right of
recovery against each Guarantor under this Section 11 shall not exceed $1.00 less than the lowest
amount which would

render such Guarantor’s

obligations under this

Section 11 void

or voidable
under applicable law, including, without limitation, fraudulent conveyance law.
Section 11.8.

Stay of Acceleration
.

If acceleration of the

time for payment of

any amount
payable by the

Borrower or other

Loan Party or

other obligor under

this Agreement or

any other
Loan

Document,

or

under

any

agreement

relating

to

Hedging

Liability

or

Bank

Product
Obligations, is stayed upon the insolvency,

bankruptcy or reorganization of the Borrower

or such
other Loan Party or obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement

or the

other Loan

Documents, or

under any

agreement relating

to Hedging

Liability
or Bank Product Obligations, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the

Administrative Agent made at

the request or otherwise

with the consent of

the
Required Lenders.
Section 11.9.

Benefit to

Guarantors
.

The Loan

Parties are

engaged in

related businesses
and integrated to such an extent that the

financial strength and flexibility of the Borrower and

the
other Loan

Parties has

a direct

impact on

the success

of each other

Loan Party.

Each Guarantor
will derive substantial direct

and indirect benefit

from the extensions

of credit hereunder, and each
Guarantor acknowledges that this guarantee is necessary or convenient to the conduct, promotion
and attainment of its business.
Section 11.10.

Keepwell
.

Each

Qualified

ECP

Guarantor

hereby

jointly

and

severally
absolutely,

unconditionally and irrevocably

undertakes to provide

such funds or

other support as
may be

needed from

time to

time by

each other

Loan Party

to honor

all of

its obligations

under
this

Guaranty

in

respect

of

Swap

Obligations

(provided,

however,

that

each

Qualified

ECP
Guarantor shall

only be

liable under

this Section

for the

maximum amount

of such

liability that
can be hereby

incurred without rendering

its obligations under

this Section,

or otherwise under

this
Guaranty, voidable

under applicable law relating to fraudulent conveyance or fraudulent transfer,

and

not

for

any

greater

amount).

The

obligations

of

each

Qualified

ECP

Guarantor

under

this
Section shall

remain in

full force

and effect

until discharged

in accordance

with Section 11.3.

Each
Qualified ECP Guarantor intends that

this Section constitute, and this

Section shall be deemed to
constitute, a “keepwell, support,

or other agreement” for

the benefit of each

other Loan Party for
all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

S
ECTION

12.

C
OLLATERAL
.
Section 12.1.

Collateral
.

The Secured

Obligations shall

be secured

by valid,

perfected, and
enforceable Liens

on all right,

title, and

interest of

each Loan

Party in

all of

its accounts,

chattel
paper, instruments, documents,

payment intangibles,
letter-of-credit rights, supporting

obligations,
deposit accounts, inventory and

farm products and certain

other Property as specifically

set forth
in the Collateral Documents whether now

owned or hereafter acquired or

arising, and all proceeds
thereof;
provided,

however,
that:

(i) the

Collateral

shall

not

include

Excluded

Property,

and
(ii)

the Collateral need not include (or

be perfected if a Lien is

granted) those assets of any Loan
Party

as

to

which

the

Administrative

Agent

in

its

sole

discretion

determines

that

the

cost

of
obtaining a

security interest

in or

perfection thereof

are excessive

in relation

to the

value of

the
security to be

afforded thereby.

Each Loan Party

acknowledges and agrees

that the Liens

on the
Collateral shall be

granted to the

Administrative Agent for

the benefit of

the holders of

the Secured
Obligations and shall be valid and perfected first priority Liens (to the extent perfection by filing, registration, recordation, possession or control is required herein or in any other Loan Document)
subject to

the proviso

appearing at

the end

of the

preceding sentence

and to

Liens permitted

by
Section 8.8, in each

case pursuant to one

or more Collateral

Documents from such

Persons, each
in form and substance satisfactory to the Administrative Agent.

Section 12.2.

Depository Banks
.

Each Loan Party shall

maintain the Administrative Agent
(or

one

of

its

Affiliates)

as

its

primary

depository

bank,

including

for

its

principal

operating,
administrative,

cash

management,

lockbox

arrangements,

collection

activity,

and

other

deposit
accounts for the conduct of its business.
Section 12.3.

Further Assurances
.

Each Loan Party agrees that

it shall, from time to

time
at the request of

the Administrative Agent, execute

and deliver such documents

and do such acts
and things as

the Administrative Agent

may reasonably request in

order to provide for

or perfect
or protect such

Liens on the

Collateral.

In the event

any Loan Party

forms or acquires

any other
Subsidiary after the

date hereof, except

as otherwise provided

in the

definition of Guarantor,

the
Loan

Parties

shall

promptly

upon

such

formation

or

acquisition

cause

such

newly

formed

or
acquired

Subsidiary

to

execute

a

Guaranty

Agreement

and

such

Collateral

Documents

as

the
Administrative

Agent

may

then

require,

and

the

Loan

Parties

shall

also

deliver

to

the
Administrative

Agent,

or

cause

such

Subsidiary

to

deliver

to

the

Administrative

Agent,

at

the
Borrower’s

cost

and

expense,

such

other

instruments,

documents,

certificates,

and

opinions
reasonably required by the Administrative Agent in connection therewith.

S
ECTION

13.

M
ISCELLANEOUS
.

Section 13.1.

Notices
.

(a)
Notices Generally.

Except in the

case of notices

and other communications

expressly
permitted to

be given

by telephone

(and except

as provided

in subsection (b)

below), all

notices
and other communications

provided for herein

shall be in

writing and shall

be delivered by

hand
or overnight courier services or mailed by certified or registered mail as follows:

(i)

if to

the Borrower or

any other

Loan Party,

to it at

1052 Highland

Colony
Parkway, Suite 200, Ridgeland,

MS 39157, Attention

of Max Bowman,

Vice President and
Chief Financial Officer; Telephone No. (601) 718-4238 with a copy to the same address

to
the attention of Robert Holladay, General Counsel; Telephone

No. (601) 948-6813;

(ii)

if to the Administrative Agent or

to BMO Harris Bank N.A. in

its capacity
as

L/C

Issuer,

to

BMO

Harris

Bank

N.A.

at

111

West

Monroe

Street,

Chicago,

Illinois
60603, Attention of David J. Bechstein; Telephone No. (312) 461-5174);

(iii)

if

to

a

Lender,

to

it

at

its

address

set

forth

in

its

Administrative
Questionnaire.
Notices sent by

hand or overnight

courier service, or

mailed by certified

or registered mail,

shall
be

deemed

to

have

been

given

when

received.

Notices

delivered

through

electronic
communications, to the extent

provided in subsection (b) below,

shall be effective

as provided in
said subsection (b).

(b)
Electronic Communications.

Notices and other

communications to the

Lenders and
the L/C Issuers hereunder may be

delivered or furnished by electronic communication (including
e-mail and

Internet or

intranet websites)

pursuant to

procedures approved

by the

Administrative
Agent, provided
that the foregoing shall not apply to notices to any Lender

or L/C Issuer pursuant
to

Sections 2.2,

2.3

and

2.6

if

such

Lender

or

L/C

Issuer,

as

applicable,

has

notified

the
Administrative Agent

that it

is incapable

of receiving

notices under

such Sections

by electronic
communication.

The Administrative Agent or the

Borrower may, in its discretion, agree to accept
notices

and

other

communications

to

it

hereunder

by

electronic

communications

pursuant

to
procedures approved by it; provided
that approval of such procedures may be limited

to particular
notices or communications.
Unless

the

Administrative

Agent

otherwise

prescribes,

(i) notices

and

other
communications sent

to an e-mail

address shall be

deemed received

upon the sender’s

receipt of
an

acknowledgement

from

the

intended

recipient

(such

as

by

the

“return

receipt

requested”
function,

as

available,

return

e-mail

or

other

written

acknowledgement),

and

(ii) notices

or
communications

posted

to

an

Internet

or

intranet

website

shall

be

deemed

received

upon

the
deemed

receipt

by

the

intended

recipient,

at

its

e-mail

address

as

described

in

the

foregoing
clause (i),

of

notification

that

such

notice

or

communication

is

available

and

identifying

the
website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent

during the normal business hours of

the recipient, such notice or

communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c)
Change of

Address, etc.

Any party

hereto may

change its

address or

facsimile number
for notices and other communications hereunder by notice to the other parties hereto.

(d)
Platform.

(i) Each Loan

Party agrees

that the

Administrative Agent

may,

but shall
not be obligated to, make

the Communications (as defined below)

available to the L/C Issuers

and
the

other

Lenders

by

posting

the

Communications

on

Debt

Domain,

Intralinks,

Syndtrak

or

a
substantially similar electronic transmission system (the “Platform” ).

(ii)

The Platform is provided “as is” and

“as available.”

The Agent Parties (as
defined below)

do not

warrant the

adequacy of

the Platform

and expressly

disclaim liability
for errors or omissions

in the Communications.

No warranty of any kind,

express, implied
or statutory,

including, without

limitation, any

warranty

of merchantability,

fitness for

a
particular purpose, non-infringement of third-party

rights or freedom from viruses

or other
code defects,

is made

by any

Agent Party

in connection

with the

Communications or

the
Platform.

In

no

event

shall

the

Administrative

Agent

or

any

of

its

Related

Parties
(collectively,

the
“Agent

Parties”
)

have

any

liability

to

the Borrower

or

the

other

Loan
Parties,

any

Lender

or

any

other

Person

or

entity

for

damages

of

any

kind,

including,
without limitation,

direct or

indirect, special,

incidental or

consequential damages,

losses
or expenses (whether

in tort, contract

or otherwise) arising

out of the

Borrower’s, any Loan
Party’s

or

the

Administrative

Agent’s

transmission

of

communications

through

the
Platform, except to the extent that such losses, claims, damages and liabilities or expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to

have

resulted

from

the

gross

negligence

or

willful

misconduct

of

the

Agent

Parties.

“Communications”

means, collectively, any

notice, demand,

communication, information,
document or

other material

provided by

or on

behalf

of any

Loan Party

pursuant to

any
Loan

Document

or

the

transactions

contemplated

therein

which

is

distributed

to

the
Administrative

Agent,

any

Lender

or

any

L/C

Issuer

by

means

of

electronic
communications pursuant to this Section, including through the Platform.

(e)
Private Side Designation
.

Each public Lender agrees to cause at least

one individual
at or on behalf of

such public Lender to all

times have selected the “Private

Side Information” or
similar designation on

the content declaration

screen of the

Platform in order

to enable such

public
Lender

or

its

delegate,

in

accordance

with

such

public

Lender’s

compliance

procedures

and
applicable

laws,

including

United

States

Federal

and

state

securities

applicable

laws,

to

make
reference to Borrower or any

Loan Party materials that are

not made available through the

“Public
Side Information”

portion of

the Platform

and that

may contain

material non-public

information
with respect

to the

Borrower or

any Loan

Party or

their securities

for purposes

of United

States
Federal or state securities applicable laws.
Section 13.2.

Successors and Assigns
.

(a)
Successors and

Assigns Generally.

The provisions

of this

Agreement shall

be binding
upon

and

inure

to

the

benefit

of

the

parties

hereto

and

their

respective

successors

and

assigns

permitted

hereby,

except

that

neither

the

Borrower

nor

any

other

Loan

Party

may

assign

or
otherwise transfer

any of

its rights

or obligations

hereunder without

the prior

written consent

of
the Administrative Agent and each

Lender, and no Lender may assign

or otherwise transfer any of
its rights

or obligations

hereunder except

(i) to an

assignee in

accordance with

the provisions

of
paragraph (b)

of

this

Section,

(ii) by

way

of

participation

in

accordance

with

the

provisions

of
paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party

hereto shall be

null and void).

Nothing in this

Agreement, expressed or

implied, shall
be construed to confer

upon any Person (other

than the parties hereto,

their respective successors
and assigns permitted

hereby,

Participants to the

extent provided in

paragraph (d) of this

Section
and, to the

extent expressly contemplated

hereby, the Related Parties of

each of the

Administrative
Agent and

the Lenders)

any legal

or equitable

right, remedy

or claim

under or

by reason

of this
Agreement.

(b)
Assignments by

Lenders.

Any Lender

may at

any time

assign to

one or

more assignees
all or a portion of its rights and obligations

under this Agreement (including all or a portion of

its
Commitments and

the Loans at

the time

owing to it);
provided

that (in

each case with

respect to
any Facility) any such assignment shall be subject to the following conditions:

(i)
Minimum Amounts.

(A) in the

case of

an assignment

of the

entire remaining
amount of the

assigning Lender’s Commitments

and the Loans

at the time

owing to it (in
each case

with respect

to any

Facility) or

in the

case of

an assignment

to a

Lender or

an
Affiliate of a Lender, no minimum amount need be assigned; and

(B)

in

any

case

not

described

in

paragraph (b)(i)(A)

of

this

Section,

the
aggregate

amount

of

the

relevant

Commitment

(which

for

this

purpose

includes

Loans
outstanding thereunder)

or, if the

applicable Commitment

is not

then in

effect, the principal
outstanding balance of the Loans of the assigning Lender subject to each such assignment
(determined as

of the

date the

Assignment and

Assumption with

respect to

such assignment
is delivered to

the Administrative Agent

or, if
“Trade Date”
is specified in

the Assignment
and Assumption, as of

the Trade Date) shall not

be less than

$5,000,000, unless each of

the
Administrative Agent and, so long as

no Event of Default has occurred

and is continuing,
the Borrower

otherwise consents

(each such

consent not

to be

unreasonably withheld

or
delayed).

(ii)
Proportionate

Amounts.

Each

partial

assignment

shall

be

made

as

an
assignment of

a proportionate

part of

all the

assigning Lender’s

rights and

obligations under
this Agreement with respect to the Loan or the Commitment assigned.

(iii)
Required Consents.

No consent

shall be

required for

any assignment

except
to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A)

the consent

of the

Borrower (such

consent not

to be

unreasonably
withheld or delayed) shall be required

unless (x) an Event of Default

has occurred
and

is

continuing

at

the

time

of

such

assignment,

or

(y)

such

assignment

is

to

a
Lender or an Affiliate

of a Lender;
provided

that the Borrower shall be

deemed to

have

consented

to

any

such

assignment

unless

it

shall

object

thereto

by

written
notice

to

the

Administrative

Agent

within

ten (10)

Business

Days

after

having
received notice thereof;

(B)

the

consent

of

the

Administrative

Agent

(such

consent

not

to

be
unreasonably withheld

or delayed)

shall be

required for

assignments in

respect of
(i) the Revolving Facility

if such assignment

is to a

Person that is not

a Lender with
a Commitment in respect of

the Revolving Facility or an

Affiliate of such Lender,
or (ii) any Incremental Term

Loans to a Person who is not a Lender or an Affiliate
of a Lender; and

(C)

the

consent

of

each

L/C

Issuer

and

Swingline

Lender

shall

be
required for any assignment in respect of the Revolving Facility.

(iv)
Assignment and Assumption.

The parties to each assignment

shall execute
and deliver

to the

Administrative Agent

an Assignment

and Assumption,

together with

a
processing and recordation fee of $3,500; provided
that the Administrative Agent may,

in
its sole

discretion, elect

to waive

such processing

and recordation

fee in

the case

of any
assignment .

The assignee, if

it is not

a Lender,

shall deliver to

the Administrative Agent
an Administrative Questionnaire.

(v)
No Assignment

to Certain

Persons.

No such

assignment shall

be made

to
(A) the Borrower or any other Loan Party

or any Loan Party’s Affiliates or Subsidiaries or
(B) to any Defaulting

Lender or any

of its Subsidiaries,

or any Person

who, upon becoming
a

Lender

hereunder,

would

constitute

any

of

the

foregoing

Persons

described

in

this
clause (B).

(vi)
No Assignment to Natural Persons.

No such assignment shall be made to

a
natural

Person

(or

a

holding

company,

investment

vehicle

or

trust

for

or

owned

and
operated

for

the

primary

benefit

of

a

natural

person)

(herein

any

of

the

foregoing

is

a
“natural Person”).

(vii)
Certain Additional Payments.

In connection with any assignment of rights
and obligations of any Defaulting Lender

hereunder, no such assignment shall be effective
unless and

until, in

addition to

the other

conditions thereto

set forth

herein, the

parties to
the

assignment

shall

make

such

additional

payments

to

the

Administrative

Agent

in

an
aggregate

amount

sufficient,

upon

distribution

thereof

as

appropriate

(which

may

be
outright payment, purchases by the

assignee of participations or subparticipations,

or other
compensating

actions,

including

funding,

with

the

consent

of

the

Borrower

and

the
Administrative Agent, the applicable pro rata share of

Loans previously requested but not
funded by

the Defaulting

Lender,

to each

of which

the applicable

assignee and

assignor
hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by

such

Defaulting

Lender

to

the

Administrative

Agent,

each

L/C

Issuer,

the

Swingline
Lender

and

each

other

Lender

hereunder

(and

interest

accrued

thereon),

and

(y) acquire
(and fund as appropriate) its full pro rata share of

all Loans and participations in Letters of
Credit

and

Swingline

Loans

in

accordance

with

its

Percentage.

Notwithstanding

the

foregoing,

in

the

event

that

any

assignment

of

rights

and

obligations

of

any

Defaulting
Lender

hereunder

shall

become

effective

under applicable

law

without

compliance

with
the provisions of this paragraph, then the assignee of such interest shall be deemed to be a
Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance

and recording thereof

by the

Administrative Agent

pursuant to

paragraph (c)
of this

Section, from

and after

the effective

date specified

in each

Assignment and

Assumption,
the assignee

thereunder shall be

a party

to this Agreement

and, to

the extent

of the interest

assigned
by

such

Assignment

and

Assumption,

have

the

rights

and

obligations

of

a

Lender

under

this
Agreement,

and

the

assigning

Lender

thereunder

shall,

to

the

extent

of the

interest

assigned

by
such Assignment and Assumption, be released from its obligations under this Agreement

(and, in
the

case

of

an

Assignment

and

Assumption

covering

all

of

the

assigning

Lender’s

rights

and
obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to

be

entitled

to

the

benefits

of

Sections 13.4

and

13.6

with

respect

to

facts

and

circumstances
occurring

prior

to

the

effective

date

of

such

assignment;
provided
that

except

to

the

extent
otherwise

expressly

agreed

by

the

affected

parties,

no

assignment

by

a

Defaulting

Lender

will
constitute a

waiver or

release of

any claim

of any

party hereunder

arising from

that Lender’s

having
been a Defaulting Lender.

Any assignment or transfer by

a Lender of rights or obligations

under
this

Agreement

that

does

not

comply

with

this

paragraph

shall

be

treated

for

purposes

of

this
Agreement as a sale by

such Lender of a participation

in such rights and obligations

in accordance
with paragraph (d) of this Section.

(c)
Register.

The Administrative Agent, acting solely for this purpose as an agent of the
Borrower, shall

maintain at one

of its offices

in Chicago, Illinois
a copy of

each Assignment and
Assumption

delivered

to it

and a

register

for

the recordation

of

the names

and addresses

of the
Lenders, and the Commitments of, and principal amounts

(and stated interest) of the Loans owing
to, each Lender pursuant

to the terms

hereof from time to

time (the
“Register”
).

The entries in the
Register shall

be conclusive

absent manifest

error,

and the

Borrower,

the Administrative

Agent
and the

Lenders shall

treat each

Person whose

name

is recorded

in the

Register pursuant

to the
terms

hereof

as

a

Lender

hereunder

for

all

purposes

of

this

Agreement.

The

Register

shall

be
available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)
Participations.

Any Lender may at any

time, without the consent of,

or notice to, the
Borrower

or

the

Administrative

Agent,

sell

participations

to

any

Person

(other

than

a

natural
Person or the Borrower

or any other Loan

Party or any Loan

Party’s

Affiliates or Subsidiaries

or
any other Person prohibited under

Section 13.2 (b)(v) (each,

a
“Participant”
) in all or a

portion of
such

Lender’s

rights

and/or

obligations

under

this

Agreement

(including

all

or

a

portion

of

its
Commitments and/or the

Loans owing to

it);

provided

that (i) such Lender’s obligations

under this
Agreement shall

remain unchanged,

(ii) such Lender

shall remain

solely responsible to

the other
parties hereto for the

performance of such obligations,

and (iii) the Borrower,

the Administrative
Agent, the L/C Issuers and Lenders shall

continue to deal solely and directly with

such Lender in
connection with such Lender’s rights and obligations under this Agreement.

For the avoidance of
doubt, each Lender shall

be responsible for

the indemnity under Section 10.8

with respect to

any
payments made by such Lender to its Participant(s).

Any agreement

or instrument

pursuant to

which a

Lender sells

such a

participation shall
provide that such Lender shall

retain the sole right to

enforce this Agreement and

to approve any
amendment,

modification

or

waiver

of

any

provision

of

this

Agreement;
provided
that

such
agreement

or

instrument

may

provide

that

such

Lender

will

not,

without

the

consent

of

the
Participant,

agree

to

any

amendment,

modification

or

waiver

described

in

Section 13.3

that
expressly relate to amendments requiring the unanimous consent of the Lenders in the Revolving
Facility in which such Participant participates.

The Borrower agrees that each

Participant shall be
entitled to

the benefits

of Sections 4.1,

4.4, and

4.5 (subject

to the

requirements and

limitations
therein,

including

the

requirements

under

Section 4.1(g)

(it

being

understood

that

the
documentation required under Section 4.1(g)

shall be delivered to

the participating Lender)) to

the
same

extent

as

if

it

were

a

Lender

and

had

acquired

its

interest

by

assignment

pursuant

to
paragraph (b)

of

this

Section;
provided
that

such

Participant

(A)

agrees

to

be

subject

to

the
provisions of

Sections 2.12 and

4.7 as if

it were

an assignee

under paragraph (b)

of this Section;
and (B) shall not be

entitled to receive any

greater payment under Sections 4.1
or 4.4, with respect
to any

participation, than

its participating

Lender would

have been

entitled to

receive, except

to
the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the

Participant acquired

the applicable

participation.

Each Lender

that sells

a participation
agrees,

at

the

Borrower’s

request

and

expense,

to

use

reasonable

efforts

to

cooperate

with

the
Borrower to

effectuate the provisions

of Section 2.12

with respect

to any

Participant.

To the extent
permitted by

law,

each Participant

also shall

be entitled

to the

benefits of

Section 13.6 (Right

of
Setoff)

as

though

it

were

a

Lender;

provided

that

such

Participant

agrees

to

be

subject

to
Section 13.7 (Sharing of

Payments by Lenders) as

though it were

a Lender.

Each Lender that sells
a participation shall, acting solely for

this purpose as an agent

of the Borrower, maintain a register
on which it enters the name and address of each Participant and the principal amounts (and stated
interest) of each Participant’s interest in

the Loans or other

obligations under the Loan

Documents
(the “Participant Register” ); provided

that no Lender shall

have any obligation to

disclose all or
any portion of

the Participant Register

(including the identity

of any Participant

or any information
relating

to

a

Participant’s

interest

in

any

commitments,

loans,

letters

of

credit

or

its

other
obligations under any

Loan Document) to

any Person except

to the extent

that such disclosure

is
necessary

to

establish

that

such

commitment,

loan,

letter

of

credit

or

other

obligation

is

in
registered form under Section 5f.103-1(c) of the United States Treasury

Regulations.

The entries
in the

Participant Register

shall be

conclusive absent

manifest error,

and such

Lender shall

treat
each Person whose name is recorded in the Participant Register as the owner of such participation
for all purposes of this Agreement

notwithstanding any notice to the contrary.

For the avoidance
of

doubt,

the

Administrative

Agent

(in

its

capacity

as

Administrative

Agent)

shall

have

no
responsibility for maintaining a Participant Register.

(e)
Certain Pledges.

Any Lender may at any time pledge or assign a security interest in all or any

portion of its

rights under this

Agreement to

secure obligations

of such

Lender, including
any pledge or assignment to

secure obligations to a Federal

Reserve Bank;
provided that no such
pledge or assignment shall release such Lender from any of its obligations hereunder or substitute
any such pledgee or assignee for such Lender as a party hereto.

Section 13.3.

Amendments.

Any provision of

this Agreement or

the other Loan

Documents
may be amended

or waived if,

but only if,

such amendment or

waiver is in

writing and is

signed
by (a) the Borrower, (b) the Required Lenders (or

the Administrative Agent acting at the

direction

of

the

Required

Lenders)

(except

as

otherwise

stated

below

to

require

only

the

consent

of

the
Lenders

affected

thereby),

and

(c) if

the

rights

or

duties

of

the

Administrative

Agent,

the
L/C Issuer, or the

Swingline Lender

are affected

thereby, the Administrative

Agent, the

L/C Issuer,
or the Swingline Lender, as applicable; provided

that:

(i)

no

amendment

or

waiver

pursuant

to

this

Section 13.3

shall

(A) increase
any

Commitment

of

any

Lender

without

the

consent

of

such

Lender

or

(B) reduce

the
amount of or

postpone the date

for any scheduled

payment of any

principal of or

interest
on any Loan or of any

Reimbursement Obligation or of any

fee payable hereunder without
the consent of

the Lender to

which such

payment is owing

or which has

committed to

make
such Loan

or Letter

of Credit

(or participate

therein) hereunder;
provided,

however,

that
only the

consent of

the Required

Lenders shall

be necessary

(i) to amend

the default

rate
provided in Section 2.9

or to waive

any obligation of the

Borrower to pay interest

or fees
at the default rate as set forth therein or (ii) to amend any financial covenant hereunder

(or
any defined

term used

therein) even

if the

effect of

such amendment

would be

to reduce
the rate of interest or any fee payable hereunder;

(ii)

no amendment or

waiver pursuant to

this Section 13.3 shall,

unless signed
by each Lender,

change the definition

of Required Lenders,

change the provisions

of this
Section

13.3,

change

Section 13.7

in

a

manner

that

would

affect

the

ratable

sharing

of
setoffs

required thereby,

change the

application of

payments contained

in Section 3.1

or
9.5, release

any material

Guarantor or

all or

substantially all

of the

Collateral (except

as
otherwise provided for in the Loan

Documents), or affect the number

of Lenders required
to take any action hereunder or under any other Loan Document;

(iii)

no amendment or

waiver pursuant to

this Section 13.3

shall, unless signed
by each Lender affected thereby, extend the Revolving

Credit Termination Date, or extend
the stated expiration date

of any Letter of

Credit beyond the Revolving

Credit Termination
Date; and

(iv)

no

amendment

to

Section 11

shall

be

made

without

the

consent

of

the
Guarantor(s) affected thereby.
Notwithstanding anything to the contrary herein, (1) no Defaulting Lender shall have any right to
approve or disapprove any

amendment, waiver or consent

hereunder (and any amendment,

waiver
or consent which by its

terms requires the consent of

all Lenders or each affected

Lender may be
effected with the consent of

the applicable Lenders other than

Defaulting Lenders), except that

(x)
the Commitment of any Defaulting Lender may not be increased or extended without the consent
of such

Lender and

(y) any

waiver, amendment or

modification requiring

the consent

of all

Lenders
or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected

Lenders

shall

require

the

consent

of

such

Defaulting

Lender,

(2) if

the

Administrative
Agent

and

the

Borrower

have

jointly

identified

an

obvious

error

or

any

error

or

omission

of

a
technical nature,

in each

case, in

any provision

of the

Loan Documents,

then the

Administrative
Agent

and

the

Borrower

shall

be

permitted

to

amend

such

provision,

(3)

guarantees,

collateral
security documents

and related

documents executed

by the

Borrower or

any other

Loan Party

in
connection with

this Agreement

may be

in a

form reasonably

determined by

the Administrative

Agent and

may be

amended, supplemented

or waived

without the

consent of

any Lender

if such
amendment, supplement or waiver is

delivered in order to (x) comply

with local law or advice of
local

counsel,

(y) cure

ambiguities,

omissions,

mistakes

or

defects

or

(z) cause

such

guarantee,
collateral security document or other

document to be consistent with

this Agreement and the other
Loan

Documents,

(4) the

Borrower

and

the

Administrative

Agent

may,

without

the

input

or
consent of any other Lender, effect amendments

to this Agreement and

the other Loan Documents
as may

be necessary

in the

reasonable opinion

of the

Borrower and

the Administrative

Agent to
effect

the

provisions

of

Section 2.15,

and

(5) this

Section

13.3

shall

be

subject

to

the

terms

of
Section 4.3(c) in all respects.

Section 13.4.

Costs and Expenses; Indemnification
.

(a)
Costs

and

Expenses.

The

Borrower

shall

pay

(i) all

reasonable

and

documented
out-of-pocket

expenses

incurred

by

the

Administrative

Agent

and

its

Affiliates

(including

the
reasonable fees,

charges and

disbursements of

outside counsel

for the

Administrative Agent),

in
connection

with

the

syndication

of

the

Revolving

Facility

of

any

Incremental

Term

Loan,

the
preparation, negotiation,

execution, delivery

and administration

of this

Agreement and

the other
Loan Documents, or

any amendments,

modifications or

waivers of

the provisions

hereof or

thereof
(whether or

not the

transactions contemplated

hereby or

thereby shall

be consummated),

including,
without

limitation,

such

documented

fees

and

expenses

incurred

in

connection

with

(x) the
creation,

perfection

or

protection

of

the

Liens

under

the

Loan

Documents

(including

all

title
insurance

fees

and

all

search,

filing

and

recording

fees)

and

(y) environmental

assessments,
insurance

reviews,

collateral

audits

and

valuations,

and

field

exams

as

provided

herein,

(ii) all
documented reasonable out-of-pocket expenses incurred by any L/C Issuer in connection with the
issuance, amendment,

renewal or

extension of

any Letter

of Credit

or any

demand for

payment
thereunder, and (iii) all documented

out-of-pocket expenses

incurred by the

Administrative Agent,
any Lender

or any

L/C Issuer

(including the

fees, charges

and disbursements

of any

outside counsel
for

the

Administrative

Agent,

any

Lender

or

any

L/C

Issuer),

and

shall

pay

all

fees

and

time
charges for attorneys who may be employees of the Administrative Agent,

any Lender or any L/C
Issuer,

in connection

with the

enforcement or

protection of

its rights

(A) in connection

with this
Agreement

and

the

other

Loan

Documents,

including

its

rights

under

this

Section,

or

(B) in
connection

with

the

Loans

made

or

Letters

of

Credit

issued

hereunder,

including

all

such
documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect

of

such

Loans

or

Letters

of

Credit

(including

all

such

costs

and

expenses

incurred

in
connection with any proceeding

under the United

States Bankruptcy Code involving

the Borrower
or any other Loan Party as a debtor thereunder).

(b)
Indemnification

by

the

Loan

Parties.

Each

Loan

Party

shall

indemnify

the
Administrative

Agent

(and

any

sub-agent

thereof),

each

Lender

and

each

L/C

Issuer,

and

each
Related Party

of any

of the

foregoing Persons

(each such

Person being

called an
“Indemnitee” )
against, and hold

each Indemnitee harmless

from, any and

all losses, claims,

damages, liabilities
and related expenses

(including the fees,

charges and disbursements

of any outside

counsel for any
Indemnitee),

incurred

by

any

Indemnitee

or

asserted

against

any

Indemnitee

by

any

Person
(including any third

party or the

Borrower or any

other Loan Party)

arising out of,

in connection
with, or

as a result

of (i) the

execution or

delivery of

this Agreement,

any other

Loan Document
or any

agreement or

instrument contemplated

hereby or

thereby,

the performance

by the

parties

hereto

of

their

respective

obligations

hereunder

or

thereunder

or

the

consummation

of

the
transactions

contemplated

hereby

or

thereby,

or,

in

the

case

of

Administrative

Agent

(and

any
sub-agent

thereof),

any

Swingline

Lender

and

L/C

Issuer,

and

their

Related

Parties,

the
administration and

enforcement of

this Agreement

and the

other Loan

Documents (including

all
such

costs

and

expenses

incurred

in

connection

with

any

proceeding

under

the

United

States
Bankruptcy Code involving the Borrower

or any other Loan Party

as a debtor thereunder), (ii) any
Loan or

Letter of

Credit or

the use

or proposed

use of

the proceeds

therefrom (including

any refusal
by

any

L/C

Issuer

to

honor

a

demand

for

payment

under

a

Letter

of

Credit

if

the

documents
presented in connection with such demand do not strictly comply with the terms of such Letter of
Credit), (iii) any

Environmental Claim

or Environmental

Liability,

including with

respect to

the
actual

or

alleged

presence

or

Release

of

Hazardous

Materials,

wastes,

or

products,

including
manure, at,

on or

from any

property owned

or operated

by any

Loan Party

or any

of its

Subsidiaries
or

at

any

off-site

location,

related

in

any

way

to

any

Loan

Party

or

any

of

its

Subsidiaries,

or
(iv) any actual

or prospective

claim, litigation,

investigation or

proceeding relating

to any

of the
foregoing, whether based on contract, tort or any

other theory, whether brought by a third party or
by

the

Borrower

or

any

other

Loan

Party,

and

regardless

of

whether

any

Indemnitee

is

a

party
thereto (including,

without limitation,

any settlement

arrangement arising

from or

relating to

the
foregoing); provided
that such indemnity shall

not, as to

any Indemnitee, be available

to the extent
that such losses,

claims, damages, liabilities

or related

expenses (x) are determined

by a court

of
competent

jurisdiction

by

final

and

nonappealable

judgment

to

have

resulted

from

the

gross
negligence

or

willful

misconduct

of

such

Indemnitee

or

(y) result

from

a

claim

brought

by

the
Borrower

or

any

other

Loan

Party

against

an

Indemnitee

for

breach

in

bad

faith

of

such
Indemnitee’s

obligations hereunder

or under

any other

Loan Document,

if the

Borrower or

such
Loan

Party

has

obtained

a

final

and

nonappealable

judgment

in

its

favor

on

such

claim

as
determined by a court

of competent jurisdiction.

This subsection (b) shall not

apply with respect
to Taxes other

than any

Taxes that represent

losses, claims,

damages, etc.

arising from

any non-Tax
claim.

(c)
Reimbursement by Lenders.

To the extent that (i) the Loan Parties

for any reason fail
to indefeasibly pay

any amount required

under subsection (a)

or (b) of

this Section to be

paid by
any of them

to the Administrative

Agent (or any

sub-agent thereof), any

L/C Issuer, any Swingline
Lender or any Related

Party or (ii) any liabilities,

losses, damages, penalties, actions,

judgments,
suits, costs, expenses or disbursements of any kind or nature whatsoever are imposed on, incurred
by,

or asserted against, Administrative

Agent, the L/C Issuer,

any Swingline Lender or

a Related
Party in any way relating to

or arising out of this Agreement

or any other Loan Document or

any
action taken or

omitted to be

taken by Administrative

Agent, the L/C

Issuer, any Swingline Lender
or a Related Party in connection

therewith, then, in each case, each Lender

severally agrees to pay
to the

Administrative Agent (or

any such sub-agent),

such L/C Issuer,

such Swingline Lender

or
such Related

Party,

as the

case may

be, such

Lender’s pro

rata share

(determined as

of the

time
that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s
share of

the Total Credit Exposure

at such

time) of

such unpaid

amount (including

any such

unpaid
amount in respect of

a claim asserted by

such Lender);
provided

that with respect to

such unpaid
amounts

owed

to

any

L/C

Issuer

or

Swingline

Lender

solely

in

its

capacity

as

such,

only

the
Lenders

party

to

the

Revolving

Facility

shall

be

required

to

pay

such

unpaid

amounts,

such
payment to be made

severally among them based on

such Lenders’ pro rata

share (determined as
of

the time

that

the applicable

unreimbursed expense

or indemnity

payment is

sought based

on

each such Lender’s

share of the

Revolving Credit Exposure

at such time);

and
provided, further,
that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the

case

may

be,

was

incurred

by

or

asserted

against

the

Administrative

Agent

(or

any

such
sub-agent), such

L/C Issuer

or such

Swingline Lender

in its

capacity as

such, or

against any

Related
Party of

any of

the foregoing

acting for

the Administrative

Agent (or

any such

sub-agent), such
L/C Issuer or any

such Swingline Lender in

connection with such capacity.

The obligations of the
Lenders under this subsection (c) are subject to the provisions of Section 13.15.

(d)
Waiver of Consequential Damages, Etc.

To the fullest extent permitted

by applicable
law,

the Loan

Parties shall

not assert,

and hereby

waives, any

claim against

any Indemnitee,

on
any theory

of liability, for

special, indirect,

consequential or

punitive damages

(as opposed

to direct
or actual damages) arising

out of, in connection

with, or as a

result of, this Agreement,

any other
Loan

Document

or

any

agreement

or

instrument

contemplated

hereby,

the

transactions
contemplated hereby or thereby,

any Loan or Letter

of Credit, or the

use of the proceeds

thereof.

No Indemnitee referred to in

subsection (b) above shall be liable for

any damages arising from the
use

by

unintended

recipients

of

any

information

or

other

materials

distributed

by

it

through
telecommunications, electronic or other information transmission systems in connection with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)
Payments.

All amounts due

under this Section

shall be payable

not later than

30 days
after demand therefor.

(f)
Survival.

Each party’s obligations under this Section shall survive the termination of
the Loan Documents and payment of the obligations hereunder.
Section 13.5.

No

Waiver,

Cumulative

Remedies.

No

delay

or

failure

on

the

part

of

the
Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any
of the Obligations,

in the exercise

of any power

or right under

any Loan Document

shall operate
as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or

right preclude any

other or further

exercise thereof or

the exercise of

any other power
or

right.

The

rights

and

remedies

hereunder

of

the

Administrative

Agent,

the

L/C Issuer,

the
Lenders, and

of the

holder or

holders of

any of

the Obligations are

cumulative to,

and not

exclusive
of, any rights or remedies which any of them would otherwise have.

Section 13.6.

Right of Setoff.

In addition to

any rights now

or hereafter granted

under the
Loan Documents or applicable law and not by way of limitation of any such rights, if an Event of
Default shall

have occurred

and be

continuing, each

Lender,

each

L/C Issuer,

and each

of their
respective Affiliates

is hereby

authorized at

any time

and from

time to

time, to

the fullest

extent
permitted by applicable

law,

to set off

and apply any

and all deposits

(general or special,

time or
demand,

provisional

or

final,

in

whatever

currency)

at

any

time

held,

and

other

obligations

(in
whatever currency) at

any time owing,

by such Lender,

such L/C Issuer

or any such

Affiliate, to
or for the credit or the account of the

Borrower or any other Loan Party against any and

all of the
obligations of the Borrower or such Loan Party

now or hereafter existing under this Agreement

or
any

other

Loan

Document

to

such

Lender

or

such

L/C

Issuer

or

their

respective

Affiliates,
irrespective of

whether or

not such

Lender,

L/C Issuer

or Affiliate

shall have

made any

demand
under this Agreement or

any other Loan Document

and although such obligations

of the Borrower

or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of
such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit
or

obligated

on

such

indebtedness;
provided
that

in

the

event

that

any

Defaulting

Lender

shall
exercise any such

right of setoff,

(x) all amounts so

set off

shall be paid

over immediately to

the
Administrative

Agent

for

further

application

in

accordance

with

the

provisions

of

Section 2.13
and, pending

such payment,

shall be

segregated by

such Defaulting

Lender from

its other

funds
and

deemed

held

in

trust

for

the

benefit

of

the

Administrative

Agent,

the

L/C

Issuers,

and

the
Lenders,

and

(y) the

Defaulting

Lender

shall

provide

promptly

to

the

Administrative

Agent

a
statement describing

in reasonable

detail the

Obligations owing

to such

Defaulting Lender

as to
which

it

exercised

such

right

of

setoff.

The

rights

of

each

Lender,

each

L/C

Issuer

and

their
respective Affiliates under

this Section

are in

addition to

other rights

and remedies

(including other
rights of

setoff) that

such Lender,

such L/C

Issuer or

their respective

Affiliates may

have.

Each
Lender and L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after
any such

setoff and

application;
provided
that the

failure to

give such

notice shall

not affect

the
validity of such setoff and application.
Section 13.7.

Sharing of Payments

by Lenders.

If any Lender

shall, by exercising

any right
of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on
any of

its Loans

or other

obligations hereunder

resulting in

such Lender

receiving payment

of a
proportion

of

the

aggregate

amount

of

its

Loans

and

accrued

interest

thereon

or

other

such
obligations

greater

than its

pro

rata share

thereof

as

provided

herein,

then the

Lender

receiving
such

greater

proportion

shall

(a) notify

the

Administrative

Agent

of

such fact,

and

(b) purchase
(for cash at face

value) participations in the

Loans and such other

obligations of the other

Lenders,
or make such other adjustments as

shall be equitable, so that

the benefit of all such payments

shall
be

shared

by

the

Lenders

ratably

in

accordance

with

the

aggregate

amount

of

principal

of

and
accrued interest on their respective Loans and other amounts owing them; provided that:

(a)

if

any

such

participations

are

purchased

and

all

or

any

portion

of

the
payment

giving

rise

thereto

is

recovered,

such

participations

shall

be

rescinded

and

the
purchase price restored to the extent of such recovery, without interest; and

(b)

the

provisions

of

this

Section

shall

not

be

construed

to

apply

to

(x) any
payment made

by the

Borrower pursuant

to and

in accordance

with the

express terms

of
this

Agreement

(including

the

application

of

funds

arising

from

the

existence

of

a
Defaulting

Lender),

or

(y) any

payment

obtained

by

a

Lender

as

consideration

for

the
assignment

of

or

sale

of

a

participation

in

any

of

its

Loans

or

participations

in

L/C
Obligations to any assignee or participant, other than

to any Loan Party or any Subsidiary
thereof (as to which the provisions of this Section shall apply).
Each Loan Party consents to the foregoing and agrees, to

the extent it may effectively do so under
applicable law,

that any Lender

acquiring a participation

pursuant to the

foregoing arrangements
may

exercise

against

each

Loan

Party

rights

of

setoff

and

counterclaim

with

respect

to

such
participation as fully as if such Lender were

a direct creditor of each Loan Party in the

amount of
such participation.

Section 13.8.

Survival of Representations.

All representations and warranties made herein
or in any other Loan Document or in certificates

given pursuant hereto or thereto shall survive the
execution and

delivery of

this Agreement

and the

other Loan

Documents, and

shall continue

in
full force and effect with respect to the date as

of which they were made as long as

any credit is in
use or available hereunder.
Section 13.9.
Survival

of

Indemnities.

All

indemnities

and

other

provisions

relative

to
reimbursement

to

the

Lenders

and

L/C Issuer

of

amounts

sufficient

to

protect

the

yield

of

the
Lenders and L/C Issuer with respect to the Loans and Letters of

Credit, including, but not limited
to, Sections 4.1, 4.4,

4.5, and 13.4,

shall survive the

termination of this

Agreement and the

other
Loan Documents and the payment of the Obligations.
Section 13.10.

Counterparts; Integration; Effectiveness
.

(a)
Counterparts;

Integration;

Effectiveness.

This

Agreement

may

be

executed

in
counterparts

(and

by

different

parties

hereto

in

different

counterparts),

each

of

which

shall
constitute an original, but all of which

when taken together shall constitute a

single contract.

This
Agreement and the other Loan

Documents, and any separate letter

agreements with respect to fees
payable to

the Administrative

Agent, constitute

the entire

contract among

the parties

relating to
the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating

to the subject

matter hereof.

Except as provided

in Section 7.2,

this Agreement
shall become

effective when

it shall

have been

executed by

the Administrative

Agent and

when
the Administrative Agent

shall have received

counterparts hereof that,

when taken together,

bear
the signatures

of each

of the

other parties

hereto.

Delivery of

an executed

counterpart of

a signature
page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)
Electronic Execution of Assignments.

The words “execution,” “signed,” “signature,”
and words of

like import in

any Assignment and

Assumption shall be

deemed to include

electronic
signatures or

the keeping

of records

in electronic

form, each

of which

shall be

of the

same legal
effect,

validity

or

enforceability

as

a

manually

executed

signature

or

the

use

of

a

paper-based
recordkeeping system, as the case may be, to the extent

and as provided for in any applicable law,
including

the

Federal

Electronic

Signatures

in

Global

and

National

Commerce

Act,

the

Illinois
State

Electronic

Commerce

Security Act,

or

any

other

similar

state

laws

based

on

the

Uniform
Electronic Transactions Act.

Section 13.11.

Headings.

Section headings

used in

this Agreement

are for

reference only
and shall not affect the construction of this Agreement.
Section 13.12.

Severability of

Provisions.

Any provision

of any

Loan Document

which is
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such
unenforceability without invalidating

the remaining provisions

hereof or affecting

the validity or
enforceability

of

such

provision

in

any

other

jurisdiction.

All

rights,

remedies

and

powers
provided in

this Agreement

and the

other Loan

Documents may

be exercised

only to

the extent
that the exercise

thereof does not violate

any applicable mandatory provisions

of law,

and all the
provisions of

this Agreement

and other

Loan Documents

are intended

to be

subject to

all applicable

mandatory provisions

of law

which may

be controlling

and to

be limited

to the

extent necessary
so that they will

not render this Agreement

or the other Loan

Documents invalid or unenforceable.
Section 13.13.

Construction
.

The parties acknowledge and agree

that the Loan Documents
shall not be construed more favorably in

favor of any party hereto based upon

which party drafted
the same, it being acknowledged that all parties hereto contributed substantially to the negotiation
of the

Loan Documents.

The provisions

of this

Agreement relating

to Subsidiaries

shall only

apply
during such

times as

the Borrower

has one

or more

Subsidiaries.

N
OTHING CONTAINED

HEREIN
SHALL BE DEEMED

OR CONSTRUED TO

PERMIT ANY ACT

OR OMISSION WHICH

IS PROHIBITED BY

THE
TERMS OF

ANY
C
OLLATERAL
D
OCUMENT
,

THE COVENANTS

AND AGREEMENTS

CONTAINED

HEREIN
BEING

IN

ADDITION

TO

AND

NOT

IN

SUBSTITUTION

FOR

THE

COVENANTS

AND

AGREEMENTS
CONTAINED IN THE
C
OLLATERAL
D
OCUMENTS
.
Section 13.14.

Excess

Interest
.

Notwithstanding

any

provision

to

the

contrary

contained
herein or in any other

Loan Document, no such provision

shall require the payment or permit

the
collection of

any amount

of interest

in excess

of the

maximum amount

of interest

permitted by
applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan
Document

(
“Excess

Interest”
).

If

any

Excess

Interest

is

provided

for,

or

is

adjudicated

to

be
provided for,

herein or in any

other Loan Document,

then in such event

(a) the provisions of

this
Section shall govern and

control, (b) neither the Borrower

nor any guarantor or

endorser shall be
obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any
Lender may

have received

hereunder shall,

at the

option of

the Administrative

Agent, be

(i) applied
as a credit

against the then

outstanding principal amount

of Obligations hereunder

and accrued and
unpaid

interest

thereon

(not

to

exceed

the

maximum

amount

permitted

by

applicable

law),
(ii) refunded to

the Borrower, or

(iii) any combination

of the

foregoing, (d) the

interest rate

payable
hereunder or

under any

other Loan

Document shall

be automatically

subject to

reduction to

the
maximum lawful

contract rate

allowed under

applicable usury

laws (the
“Maximum Rate” ), and
this

Agreement

and

the

other

Loan

Documents

shall

be

deemed

to

have

been,

and

shall

be,
reformed

and modified

to reflect

such reduction

in the

relevant interest

rate,

and (e) neither

the
Borrower nor any guarantor or endorser

shall have any action against the

Administrative Agent or
any Lender

for any

damages whatsoever

arising out

of the

payment or

collection of

any Excess
Interest.

Notwithstanding the

foregoing, if

for any

period of

time interest

on any

of Borrower’s
Obligations

is

calculated

at

the

Maximum

Rate

rather

than

the

applicable

rate

under

this
Agreement, and thereafter such

applicable rate becomes less

than the Maximum Rate,

the rate of
interest

payable

on

the

Borrower’s

Obligations

shall

remain

at

the

Maximum

Rate

until

the
Lenders have

received the

amount of

interest which

such Lenders

would have

received during

such
period on

the Borrower’s

Obligations had

the rate

of interest

not been

limited to

the Maximum
Rate during such period.
Section 13.15.

Lender’s

and

L/C Issuer’s

Obligations

Several
.

The

obligations

of

the
Lenders and L/C Issuer hereunder are several and not joint.

Nothing contained in this Agreement
and no action taken by

the Lenders or L/C Issuer pursuant hereto

shall be deemed to constitute

the
Lenders and L/C Issuer a partnership, association, joint venture or other entity.

Section 13.16.

No Advisory

or Fiduciary

Responsibility
.

In connection

with all

aspects of
each

transaction

contemplated

hereby (including

in

connection

with

any

amendment,

waiver

or
other modification

hereof or

of any

other Loan

Document), each

Loan Party

acknowledges and
agrees,

and

acknowledges

its

Affiliates’

understanding,

that:

(a) (i) no

fiduciary,

advisory

or
agency relationship

between any

Loan Party

and its

Subsidiaries and

the Administrative

Agent,
the L/C Issuer,

or any Lender

is intended to

be or

has been

created in

respect of

the transactions
contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative
Agent,

the

L/C

Issuer,

or

any

Lender

has

advised

or

is

advising

any

Loan

Party

or

any

of

its
Subsidiaries

on

other

matters,

(ii) the

arranging

and

other

services

regarding

this

Agreement
provided

by

the

Administrative

Agent,

the

L/C

Issuer,

and

the

Lenders

are

arm’s-length
commercial transactions between such Loan Parties

and their Affiliates, on

the one hand, and the
Administrative Agent, the

L/C Issuer, and the

Lenders, on the

other hand, (iii) each

Loan Party has
consulted its

own legal,

accounting, regulatory

and tax

advisors to

the extent

that it

has deemed
appropriate and

(iv) each Loan

Party is

capable of

evaluating, and

understands and

accepts, the
terms,

risks

and

conditions

of

the

transactions

contemplated

hereby

and

by

the

other

Loan
Documents; and (b) (i) the Administrative Agent, the L/C Issuer,

and the Lenders each is and has
been acting solely as a principal and, except as

expressly agreed in writing by the relevant parties,
has not been, is not, and will not

be acting as an advisor,

agent or fiduciary for any Loan Party or
any of

its Affiliates,

or any

other Person;

(ii) none of

the Administrative

Agent, the

L/C Issuer,
and the

Lenders has

any obligation

to any

Loan Party

or any

of its

Affiliates with

respect to

the
transactions

contemplated

hereby

except

those

obligations

expressly

set

forth

herein

and

in

the
other Loan

Documents; and

(iii) the Administrative

Agent, the

L/C Issuer,

and the

Lenders and
their respective Affiliates may be

engaged, for their own

accounts or the accounts

of customers, in
a broad range of transactions that involve

interests that differ from those of any Loan

Party and its
Affiliates,

and

none

of

the

Administrative

Agent,

the

L/C

Issuer,

and

the

Lenders

has

any
obligation to disclose any

of such interests to

any Loan Party or

its Affiliates.

To the fullest extent
permitted by law, each Loan Party hereby waives and releases any claims that it may have against
the Administrative

Agent, the

L/C Issuer,

and the

Lenders with

respect to

any breach

or alleged
breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 13.17.

Governing

Law;

Jurisdiction;

Consent

to

Service

of

Process
.

(a) This
Agreement, the Notes and the other Loan Documents (except as otherwise specified therein), and
the rights

and duties

of the

parties hereto,

shall be

construed and

determined in

accordance with
the

laws of

the

State

of Illinois
without

regard to

conflicts

of law

principles that

would require
application of the laws of another jurisdiction.

(b)

Each party

hereto hereby

irrevocably and

unconditionally submits,

for itself

and its
property,

to

the

nonexclusive

jurisdiction

of

the

United

States

District

Court

for

the

Northern
District of Illinois and

of any Illinois State court

sitting in the City of

Chicago, and any appellate
court

from

any

thereof,

in

any

action

or

proceeding

arising

out

of

or

relating

to

any

Loan
Document,

or

for

recognition

or

enforcement

of

any

judgment,

and

each

party

hereto

hereby
irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding
may be heard and determined in such

Illinois State court or,

to the extent permitted by applicable
Legal Requirements, in such federal court.

Each party hereto hereby agrees that a final judgment
in any such action or proceeding

shall be conclusive and may

be enforced in other jurisdictions by

suit on the judgment or

in any other manner

provided by applicable Legal

Requirements.

Nothing
in

this

Agreement

or

any

other

Loan

Document

or

otherwise

shall

affect

any

right

that

the
Administrative Agent,

the L/C

Issuer or

any Lender

may otherwise

have to

bring any

action or
proceeding relating

to this

Agreement or

any other

Loan Document

against the

Borrower or

any
Guarantor or its respective properties in the courts of any jurisdiction.

(c)

Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirements, any objection

which it may now or hereafter

have to
the laying of venue of

any suit, action or proceeding

arising out of or relating

to this Agreement or
any other Loan Document

in any court referred

to in Section 13.17(b).

Each party hereto hereby
irrevocably waives, to the fullest extent

permitted by applicable Legal Requirements, the

defense
of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Each party to this Agreement

irrevocably consents to service of

process in any action
or proceeding arising out of or

relating to any Loan Document, in

the manner provided for notices
(other

than

telecopy

or

e-mail)

in

Section 13.1.

Nothing

in

this

Agreement

or

any

other

Loan
Document will affect the

right of any

party to this

Agreement to serve

process in any

other manner
permitted by applicable Legal Requirements.
Section 13.18.

Waiver

of

Jury

Trial
.

Each

party

hereto

hereby

irrevocably

waives,

to

the
fullest extent permitted by applicable Legal Requirements, any right it may have to a trial by jury
in any legal

proceeding directly

or indirectly

arising out of

or relating

to any Loan

Document or
the transactions contemplated thereby (whether based on contract, tort or any other theory).

Each
party hereto

(a) certifies that

no representative,

agent or

attorney of

any other

party has

represented,
expressly or otherwise, that

such other party would

not, in the event

of litigation, seek to

enforce
the foregoing waiver and (b) acknowledges

that it and the other

parties hereto have been induced
to enter into this

Agreement by,

among other things, the

mutual waivers and certifications in

this
Section.
Section 13.19.

USA

Patriot

Act
.

Each

Lender

and

L/C Issuer

that

is

subject

to

the
requirements

of

the

USA

Patriot

Act

(Title

III

of

Pub. L. 107-56

(signed

into

law

October 26,
2001)) (the “Act” ) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify,

and record information that identifies the Borrower,

which information
includes the name and address of the Borrower and other information that will allow such Lender or L/C Issuer to identify the Borrower in accordance with the Act.
Section 13.20.

Confidentiality
.

Each of the Administrative Agent,

the Lenders and the L/C
Issuers

agree

to

maintain

the

confidentiality

of

the

Information

(as

defined

below),

except

that
Information may

be disclosed

(a) to its

Affiliates and

to its

Related Parties

(it being

understood
that the

Persons to

whom such

disclosure is

made will

be informed

of the

confidential nature

of
such Information

and instructed

and agrees

to keep

such Information

confidential); (b) to

the extent
required by

any regulatory

authority purporting

to have

jurisdiction over such

Person or

its Related
Parties

(including

any

self-regulatory

authority,

such

as

the

National

Association

of

Insurance
Commissioners); (c) to the

extent required by

applicable laws or

regulations or by

any subpoena
or similar

legal process;

(d) to any

other party

hereto; (e) in

connection with

the exercise

of any
remedies hereunder or

under any other

Loan Document or

any action or

proceeding relating to

this

Agreement

or

any

other

Loan

Document

or

the

enforcement

of

rights

hereunder

or

thereunder;
(f) subject to

an agreement

containing provisions

substantially the

same as

those of

this Section,
to (i) any assignee of

or Participant in, or

any prospective assignee of

or Participant in, any

of its
rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related
Parties)

to

any

swap,

derivative

or

other

transaction

under

which

payments

are

to

be

made

by
reference

to

the

Borrower

and

its

obligations,

this

Agreement

or

payments

hereunder;

(g) on

a
confidential

basis

to

(i) any

rating

agency

in

connection

with

rating

any

Loan

Party

or

its
Subsidiaries or

the Revolving

Facility or

any Incremental

Term

Loan or

(ii) the CUSIP

Service
Bureau or any similar agency in connection

with the issuance and monitoring of CUSIP numbers
with

respect

to

the

Revolving

Facility

or

Incremental

Term

Loan;

(h) with

the

consent

of

the
Borrower; or

(i) to the

extent such

Information (x) becomes

publicly available

other than

as a

result
of a breach of this Section,

or (y) becomes available to the Administrative

Agent, any Lender, any
L/C Issuer or any of their respective

Affiliates on a nonconfidential basis from a source

other than
the Borrower.

For purposes of this Section,
“Information”

means all information received from a
Loan Party or

any of its

Subsidiaries relating to

a Loan Party

or any of

its Subsidiaries or

any of
their respective businesses, other than any such information that is available to the Administrative
Agent, any Lender

or any L/C

Issuer on a

nonconfidential basis prior

to disclosure by

a Loan Party
or any of its Subsidiaries; provided

that, in the case of information received from a

Loan Party or
any of

its Subsidiaries

after the

date hereof,

such information

is clearly

identified at

the time

of
delivery

as

confidential

or

is

information

that

is

not

made

available

to

the

public

and

as

such
whether or

not marked

as confidential

is to

be held

in confidence

by the

recipient.

Any Person
required

to

maintain

the

confidentiality

of

Information

as

provided

in

this

Section

shall

be
considered

to have

complied

with its

obligation to

do so

if

such Person

has exercised

the same
degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 13.21.

Acknowledgement

and

Consent

to

Bail-In

of

EEA

Financial

Institutions.

Notwithstanding

anything

to

the

contrary

in

any

Loan

Document

or

in

any

other

agreement,
arrangement

or

understanding

among

any

such

parties,

each

party

hereto

(including

any

party
becoming

a

party

hereto

by

virtue

of

an

Assignment

and

Assumption)

acknowledges

that

any
liability

of any

EEA Financial

Institution

arising under

any Loan

Document,

to the

extent

such
liability

is

unsecured,

may

be

subject

to

the

write-down

and

conversion

powers

of

an

EEA
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)

the

application

of

any

Write-Down

and

Conversion

Powers

by

an

EEA
Resolution Authority to

any such liabilities

arising hereunder which

may be payable

to it
by any party hereto that is an EEA Financial Institution; and

(b)

the

effects

of

any

Bail-in

Action

on

any

such

liability,

including,

if
applicable:

(i)

a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all,

or a portion of,

such liability into shares

or other
instruments of ownership in

such EEA Financial Institution,

its parent undertaking,
or a bridge institution that may be issued

to it or otherwise conferred on it, and

that

such shares or other instruments

of ownership will be accepted

by it in lieu of

any
rights

with

respect

to

any

such

liability

under this

Agreement

or

any

other

Loan
Document; or

(iii)

the

variation

of

the

terms

of

such

liability

in

connection

with

the
exercise

of

the

write-down

and

conversion

powers

of

any

EEA

Resolution
Authority.

Section 13.22.

Amendment

and

Restatement
.

This

Agreement

amends

and

restates

the
Existing

Credit

Agreement and

is

not

intended

to be

or

operate

as

a

novation

or

an

accord

and
satisfaction of the Existing Credit

Agreement or the indebtedness,

obligations and liabilities of the
Loan

Parties

evidenced

or

provided

for

thereunder.

Without

limiting

the

generality

of

the
foregoing,

each

Loan

Party

agrees

that

notwithstanding

the

execution

and

delivery

of

this
Agreement, the

Liens previously

granted to

the Administrative

Agent pursuant

to the

Collateral
Documents

shall

be and

remain

in

full

force and

effect

and that

any

rights and

remedies

of the
Administrative

Agent

thereunder

and

obligations

of

the

Loan

Parties

thereunder

shall

be

and
remain

in full

force and

effect,

shall not

be affected,

impaired or

discharged

thereby (except

as
expressly amended by the

Loan Documents) and shall

secure all of the

Borrower’s indebtedness,
obligations and liabilities

to the Administrative

Agent and the

Lenders under the

Existing Credit
Agreement as

amended and

restated hereby.

Without

limiting the

foregoing, the

parties to

this
Agreement hereby acknowledge

and agree that

the “Credit Agreement”

and the “Notes”

referred
to in

the Collateral

Documents shall

from and

after the

date hereof

be deemed

references to

this
Agreement and the Notes issued hereunder.

Section 13.23.

Acknowledgement

Regarding

Any

Supported

QFCs.

(a)

To

the

extent

that
the Loan Documents provide support,

through a guarantee or otherwise,

for Hedge Agreements or
any other agreement or instrument that is a QFC

(such support,
“QFC Credit Support” , and each
such QFC, a “Supported QFC”
), the parties acknowledge and agree

as follows with respect to the
resolution

power

of

the

Federal

Deposit

Insurance

Corporation

under

the

Federal

Deposit
Insurance Act

and Title

II of

the Dodd-Frank

Wall Street

Reform and

Consumer Protection

Act
(together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes” ) in respect

of such

Supported

QFC and

QFC Credit

Support (with

the

provisions below

applicable
notwithstanding

that

the

Loan

Documents

and

any

Supported

QFC

may

in

fact

be

stated

to

be
governed by

the laws

of the

State of

New York

and/or of

the United

States or

any other

state of
the United States):
In the event

a Covered Entity

that is party

to a Supported

QFC (each, a
“Covered
Party”
)

becomes

subject

to

a

proceeding

under

a

U.S.

Special

Resolution

Regime,

the
transfer

of

such

Supported

QFC

and

the

benefit

of

such

QFC

Credit

Support

(and

any
interest and obligation in

or under such Supported

QFC and such QFC Credit

Support, and
any rights

in property

securing such

Supported QFC

or such

QFC Credit

Support) from
such Covered Party will

be effective to

the same extent as

the transfer would be

effective
under

the

U.S.

Special

Resolution

Regime

if

the

Supported

QFC

and

such

QFC

Credit
Support

(and

any

such

interest,

obligation

and

rights

in

property)

were governed

by

the
laws of the United States or

a state of the United States.

In the event a Covered Party

or a
BHC Act

Affiliate of

a Covered

Party becomes

subject to

a proceeding

under a

U.S. Special

Resolution Regime, Default Rights under the Loan Documents that might otherwise apply
to

such

Supported

QFC

or

any

QFC

Credit

Support

that

may

be

exercised

against

such
Covered Party are permitted

to be exercised to no

greater extent than such

Default Rights
could be

exercised under

the U.S.

Special Resolution

Regime if

the Supported

QFC and
the Loan

Documents were

governed by

the laws

of the

United States

or a

state of

the United
States.

Without

limitation

of

the

foregoing,

it

is

understood

and

agreed

that

rights

and
remedies of

the parties

with respect

to a

Defaulting Lender

shall in

no event

affect the

rights
of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)
Certain Defined Terms.

As used in this Section 13.23(a):

“
BHC Act Affiliate”

of a party means an “affiliate” (as such
term is defined

under, and interpreted in accordance

with, 12 U.S.C.
1841(k)) of such party.

“Covered Entity”

means any of

the following: (i)

a “covered
entity” as that

term is defined

in, and interpreted

in accordance with,
12 C.F.R.

§ 252.82(b); (ii) a “covered bank”

as that term is defined
in, and interpreted in accordance

with, 12 C.F.R. § 47.3(b); or (iii) a
“covered

FSI”

as

that

term

is

defined

in,

and

interpreted

in
accordance with, 12 C.F.R. § 382.2(b).

“Default

Right”

has

the

meaning

assigned

to

that

term

in,
and

shall

be

interpreted

in

accordance

with,

12

C.F.R.

§§

252.81,
47.2 or 382.1, as applicable.
“QFC”

has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
[S
IGNATURE
P
AGES TO
F
OLLOW
]

This Amended and Restated Credit Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer
“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
W
HARTON
C
OUNTY
F
OODS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.

S
OUTHERN
E
QUIPMENT
D
ISTRIBUTORS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
S
OUTH
T
EXAS
A
PPLICATORS
, I
NC
.
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
R
ED
R
IVER
V
ALLEY
E
GG
F
ARM
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By

____________________________________
Max Bowman
Vice President – Chief Financial Officer of
Cal-Maine Foods, Inc.

“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO H
ARRIS
B
ANK
N.A., as L/C Issuer and as
Administrative Agent
By:

____________________________________

David J. Bechstein

Director

“L
ENDERS
”
BMO H
ARRIS
B
ANK
N.A.
By:

____________________________________

David J. Bechstein

Director
G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By

____________________________________

Name

_______________________________

Title

________________________________

A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By

____________________________________

Name

_______________________________

Title

________________________________

C
OMPEER
F
INANCIAL
, ACA
By

____________________________________

Name

_______________________________

Title

________________________________

F
ARM
C
REDIT
B
ANK OF
T
EXAS
By

____________________________________

Name

_______________________________

Title

________________________________